AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2007

                                                              File No. 033-42484
                                                              File No. 811-06400

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                       POST-EFFECTIVE AMENDMENT NO. 96 /X/
                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 97 /X/

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact Name of Registrant as Specified in Charter)

                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (800) 932-7781

                                  James F. Volk
                               c/o SEI Corporation

                            One Freedom Valley Drive

                            OAKS, PENNSYLVANIA 19456
                     (Name and Address of Agent for Service)

                                   Copies to:

Richard W. Grant, Esquire                          John M. Ford, Esquire
Morgan, Lewis & Bockius LLP                        Morgan, Lewis & Bockius LLP
One Oxford Centre                                  1701 Market Street
Pittsburgh, Pennsylvania 15219-6401                Philadelphia, PA  19103-2921

      It is proposed that this filing become effective (check appropriate box)
       ---------------------------------------------------------------------
       /X/ Immediately upon filing pursuant to paragraph (b)
       / / On [date] pursuant to paragraph (b)
       / / 60 days after filing pursuant to paragraph (a)(1)
       / / 75 days after filing pursuant to paragraph (a)(2)
       / / On [date] pursuant to paragraph (a) of Rule 485
       ---------------------------------------------------------------------

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                        The Advisors' Inner Circle Fund

[LOGO]

Acadian Emerging Markets Portfolio


Institutional Class Shares Prospectus                             March 1, 2007


                                                  Investment Adviser:
                                                  Acadian Asset Management, Inc.

  The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.


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TABLE OF CONTENTS
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FUND SUMMARY............................................................... 1



  WHAT IS THE FUND'S INVESTMENT OBJECTIVE? . . . . . . . . . . . . . .  . . 1
  WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? . . . . . . . . .. . 1
  WHAT ARE THE FUND'S PRINCIPAL RISKS? . . . . . . . . . . . .  . . . . . . 2
  HOW HAS THE FUND PERFORMED? . . . . . . . . . . . . . . . . . . . . . . . 3
  WHAT ARE THE FUND'S FEES AND EXPENSES? . . . . . . . . . . .. . . . . . . 5


INVESTING WITH THE FUND ................................................... 6


  BUYING SHARES . . . . . . . . . . . . . . . . .  . . . . . .. . . . . . . 6
  REDEEMING SHARES . . . . . . . . . . . . . . . .  . . . . . . . . . . . . 7
  TRANSACTION POLICIES . . . . . . . . . . . . . .  . . . . . . . . . . . . 8
  ACCOUNT POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

ADDITIONAL INFORMATION ABOUT THE FUND .................................... 17


  OTHER INVESTMENT PRACTICES AND STRATEGIES . . . . . . . . . . .. . . . . 17
  INVESTMENT MANAGEMENT . . . . . . . . . . . . . . . . . .  . . . . . . . 18
  SHAREHOLDER SERVICING ARRANGEMENTS . . . . . . . . . . . . . . . . . . . 20

FINANCIAL HIGHLIGHTS ..................................................... 21



The Fund is closed to new investors. Existing shareholders may continue to make additional investments and reinvest dividends and capital gains distributions in the Fund. The following investors may also invest in the Fund and reinvest dividends and capital gains distributions in the Fund: a client of the Adviser whose business or other organization is already a shareholder of the Fund and who is opening an account for an employee benefit plan sponsored by that organization or an affiliated organization; and employees of the Adviser, and the spouses and children of such employees.



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FUND SUMMARY
--------------------------------------------------------------------------------


WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
--------------------------------------------------------------------------------

     The Acadian Emerging Markets Portfolio (the "Fund") seeks long-term capital appreciation by investing primarily in common stocks of emerging country issuers. The Fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The Fund will invest primarily in common stocks, but also may invest in other types of equity securities, including preferred stock. Normally, the Fund invests primarily (at least 80% of its net assets at the time of initial purchase) in equity securities of issuers that:

     o    Have their principal securities trading market in an emerging country;

     o Alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries; or.

     o Are organized under the laws of, and have a principal office in, an emerging country.

     An "emerging country" is any country that Acadian Asset Management, Inc. ("Acadian" or the "Adviser") believes the World Bank and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are over 150 countries that the international financial community generally considers to be emerging or developing countries, approximately 50 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The Fund will focus its investments on those emerging market countries that it believes have developing economies and where the markets are becoming more sophisticated, including some or all of the following:

Argentina        Egypt         Jordan          Pakistan        Taiwan
Botswana         Hong Kong     Kenya           Peru            Thailand
Brazil           Hungary       Korea           Philippines     Turkey
Chile            India         Malaysia        Poland          Venezuela
China            Indonesia     Mexico          Russia          Zimbabwe
Colombia         Israel        Morocco         South Africa
Czech Republic   Jamaica       Nigeria         Sri Lanka

     As markets in other countries develop, the Fund expects to expand and further diversify the emerging countries in which it invests. The Fund may also invest in securities of issuers located in industrialized countries.

     Foreign securities include securities of companies located outside the United States, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), exchange traded funds and other similar global instruments. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally traded on an established market, such as the United States. GDRs are similar to ADRs, except that European banks or trust companies typically issue them.

     Acadian pursues an active, disciplined investment approach that forecasts markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Due to its investment strategies the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities than a fund with a buy and hold strategy.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its investment objective. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

     As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

     The Fund may use hedging techniques to reduce the risks of its investments in equity securities. However, hedging will not necessarily fully protect the Fund against all anticipated risks. Moreover, hedging transactions involve costs and risks of their own. If the Fund employs a hedge and the market rises, the Fund may lose money or forego the opportunity to capitalize on market increases. As a result, hedging may not improve the Fund's performance either on an absolute or risk-adjusted basis.

     When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

     Diversifying a mutual fund's investment can reduce the risks of investing by limiting the amount of money it invests in any one issuer. Since the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, being non-diversified may cause the value of its shares to be more sensitive to changes in the market value of a single issuer, relative to diversified mutual funds.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

CALENDAR YEAR RETURNS

     Effective June 24, 2002, the Fund became the successor to a separate mutual fund, the UAM Funds, Inc. Acadian Emerging Markets Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by the same Adviser who currently manages the Fund, had identical investment objectives and strategies as the Fund and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the Fund. The bar chart shows how performance of the Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


                                  [BAR CHART]


  1997     1998    1999     2000   2001   2002    2003   2004    2005    2006
--------------------------------------------------------------------------------
-15.91%  -21.40%  62.44%  -30.39%  9.01%  2.91%  70.77% 33.52%  37.82%  32.67%


     During the periods shown in the chart, the highest return for a quarter was 27.79% (quarter ending 12/31/1999) and the lowest return for a quarter was (24.28)% (quarter ending 12/31/1997).

     AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

     The average annual return table compares average annual returns of the Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.



                                            1 Year   5 Years   10 Years
--------------------------------------------------------------------------------
Average Annual Return Before Taxes          32.67%    33.82%    13.33%
--------------------------------------------------------------------------------
Average Annual Return After Taxes on
Distributions+                              28.39%    32.65%    12.75%
--------------------------------------------------------------------------------
Average Annual Return After Taxes on
Distributions
and Sale of Fund Shares+                    25.40%    30.51%    11.98%
--------------------------------------------------------------------------------
S&P/IFC Investable Composite Index#
(reflects no deduction for fees, expenses
or taxes)                                   35.17%    28.73%    10.56%
--------------------------------------------------------------------------------

     + After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     # The S&P/IFC Investable Composite Index is an unmanaged index comprised of companies in emerging markets that are legally and practically accessible to foreign investors.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------


     The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.


SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


     The Fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than 90 days. For more information, see "Redemption Fee" in the section on "Transaction Policies."


                                                         Acadian Emerging
Shareholder Transaction Fees                             Markets Portfolio
--------------------------------------------------------------------------------
Redemption Fee (as a percentage
  of amount redeemed)                                          2.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)

Management Fee                                                 1.00%
--------------------------------------------------------------------------------
Other Expenses                                                 0.39%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                0.00%*
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses+                          1.39%

     *    Represents less than 0.01%.

     + The Adviser has voluntarily agreed to waive fees and reimburse expenses in order to keep total annual Fund operating expenses from exceeding 2.50% of the Fund's average daily net assets. The Adviser may discontinue all or part of this waiver at any time.

     For more information about these fees, see "Investment Adviser."


EXAMPLE


     This example can help you to compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year             3 Years                5 Years              10 Years
--------------------------------------------------------------------------------
 $142               $440                   $761                 $1,669

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INVESTING WITH THE FUND
--------------------------------------------------------------------------------


BUYING SHARES

     All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by credit card checks or third party checks.

     The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

     The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.


BY MAIL


     You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the fund name.


     REGULAR MAIL ADDRESS

     Acadian Emerging Markets Portfolio
     PO Box 219009
     Kansas City, MO 64121

     EXPRESS MAIL ADDRESS

     DST Systems
     c/o Acadian Emerging Markets Portfolio
     430 W. 7th Street
     Kansas City, MO 64105

BY WIRE

     To open an account by wire call 866-AAM-6161 (866-226-6161) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the fund name and your account number).

     WIRING INSTRUCTIONS

     UMB Bank, N.A.
     ABA # 101000695
     Acadian Emerging Markets Portfolio
     DDA Acct. # 9871063178
     Ref: account number/account name/
     wire control number


BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)


     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. To cancel or change a plan, write to the Fund at:
     Acadian Emerging Markets Portfolio, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.


MINIMUM INVESTMENTS


     You can open an account with the Fund with a minimum initial investment of $2,500. You can buy additional shares for as little as $1,000.


FUND CODES


     The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily net asset value per share ("NAV") or get additional information.


Trading                                                               Fund
Symbol                             CUSIP                              Code
--------------------------------------------------------------------------------
AEMGX                            00758M162                            1260

REDEEMING SHARES
--------------------------------------------------------------------------------

BY MAIL


     You may contact the Fund directly by mail at: Acadian Emerging Markets Portfolio, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Fund signed by all registered parties on the account specifying:


     o    The fund name;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.

     All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.

     Certain shareholders may need to include additional documents to redeem shares.

BY TELEPHONE

     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.


     Call 866-AAM-6161 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or wire them to your bank.


BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)


     If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.


TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE


     You may buy or sell shares of the Fund on each day the New York Stock Exchange ("NYSE") is open at a price equal to its NAV next computed after it receives and accepts your order. The Fund calculates NAV once each day the NYSE is open for business (a "Business Day") as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern
     Time). To receive the NAV on any given day, the Fund must receive your order in good form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day if the NYSE is open for trading that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- the Fund will calculate NAV as of the earlier closing time.

     The Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the

     Board of Trustees (the "Board"). The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

     With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/ depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

     When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

     Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


     You may buy or sell shares of the Fund through a financial intermediary (such as a financial planner or adviser). To buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. Your financial intermediary may charge additional transaction fees for its services.

     Certain financial intermediaries have agreements with the Fund that allow them to enter purchase or redemption orders on behalf of clients and customers. For your purchase to be effective, your intermediary must transmit it in a timely manner. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


IN-KIND TRANSACTIONS


     Under certain conditions and at the Fund's discretion, you may pay for shares of the Fund with securities instead of cash. In addition, the Fund may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash. In the event shares are redeemed in-kind, shareholders will generally bear market risks until the securities are converted into cash.


PAYMENT OF REDEMPTION PROCEEDS


     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The Fund will pay for all shares redeemed within seven days after they receive a redemption request in proper form, meaning that it is complete and contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

     The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.


     If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

REDEMPTION FEE


     In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 90 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

     The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

     The Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is in the best interests of the Fund, including certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals.


TELEPHONE TRANSACTIONS


     The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Therefore, the Fund will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.


RIGHTS RESERVED BY THE ACADIAN EMERGING MARKETS PORTFOLIO

PURCHASES


     At any time and without notice, the Fund may:


     o    Stop offering shares;

     o    Reject any purchase order; or


     o Bar an investor engaged in a pattern of excessive trading from buying shares. Excessive trading can hurt performance by disrupting management and by increasing expenses. The Fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Fund's policies on excessive trading, see "Excessive Trading Policies and Procedures."

REDEMPTIONS


     At any time, and without notice the Fund may change or eliminate any of the redemption methods described above, except redemption by mail. The Fund may suspend your right to redeem if:


     o    Trading on the NYSE is restricted or halted; or


     o The U.S. Securities and Exchange Commission allows the Fund to delay redemptions.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING POLICIES AND PROCEDURES


     The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

     In addition, because the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares by virtue of their fund share transaction, if those prices reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see "Calculating Your Share Price."

     The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

          o Shareholders are restricted from making more than five "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund.

          o The Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in "Redemption Fee").

          o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund. The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions are exempt from these policies.

     Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those fund shares held through such omnibus arrangements (which may represent a majority of fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.


     What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

     The Fund is required by law to reject your new account application if the required identifying information is not provided.

     In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

     Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.


     Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.


     However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax implications.


ANTI-MONEY LAUNDERING PROGRAM


     Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of ter-rorist activities. In this regard, the Fund reserves the right to: (i) refuse; cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


SMALL ACCOUNTS


     The Fund may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. (See "Buying Shares" for minimum initial investment amounts). This provision does not apply:


          o    To retirement accounts and certain other accounts; or

          o When the value of your account falls because of market fluctuations and not your redemptions.


     The Fund will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the sale of your shares.


DISTRIBUTIONS


     Normally, the Fund distributes its net investment income and its net capital gains at least once a year. The Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash.


FEDERAL TAXES


     The following is a summary of the federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the Fund.


TAXES ON DISTRIBUTIONS


     The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long- term capital gains. Once a year the Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 866-AAM-6161 to find out when the Fund expects to make a distribution to shareholders.

     Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

     If the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. The Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.


     More information about taxes is in the Statement of Additional Information ("SAI").

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------


OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     In addition to its principal investment strategies, the Fund may use the investment strategies described below. The Fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the Fund's investment practices and its risks, you should read the SAI.


DERIVATIVES


     The Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.


DEBT SECURITIES


     The Fund may invest in debt securities of issuers located in emerging countries when the Adviser believes that such debt securities offer opportunities for long-term capital appreciation. In making such investment decisions, the Adviser generally considers the relative potential for capital appreciation of equity securities, interest rate levels, economic trends, currency trends and prospects, and, specifically, the prospects for appreciation of selected debt issues. The Fund may invest up to 10% of its total assets (measured at the time of the investment) in debt securities that are rated below investment-grade, otherwise known as "junk bonds."

     When investing in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. The cred it rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

SHORT-TERM INVESTING


     The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the Adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. The Fund has a non- fundamental policy requiring it to invest at least 80% of its net assets at the time of initial purchase in particular types of securities as described in the Fund's principal investment strategy and will not change this policy without 60 days' prior written notice to shareholders. In addition to the temporary measures discussed above, the Fund may also temporarily deviate from this 80% policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. When the Adviser pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.


INFORMATION ABOUT PORTFOLIO HOLDINGS


     A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.


INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


     Acadian Asset Management, Inc., a Massachusetts corporation located at One Post Office Square, Boston, Massachusetts 02109, serves as the Fund's investment adviser. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. As of December

     31, 2006, the Adviser had approximately $63.9 billion in assets under management. The Adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation), has provided investment management services since 1986. Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc, a financial services group based in the United Kingdom. During its most recent fiscal year, the Fund paid 1.00% of its average net assets to the Adviser.

     A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report dated October 31, 2006.


PORTFOLIO MANAGERS


     The Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

     Matthew Cohen, CFA, Senior Vice President and Portfolio Manager, joined Acadian in 1994 and has over 12 years of investment experience. Mr. Cohen received an undergraduate degree from Rensselaer Polytechnic Institute and a graduate degree from Boston University.

     John Chisholm, CFA, Co-Chief Investment Officer and Executive Vice President, joined Acadian in 1984 and has over 20 years of investment experience. Mr. Chisholm received undergraduate and graduate degrees from the Massachusetts Institute of Technology.

     Ronald D. Frashure, CFA, Co-Chief Investment Officer and President, joined Acadian in 1988 and has over 35 years of investment experience. Mr. Frashure received an undergraduate degree from the Massachusetts Institute of Technology and a graduate degree from Harvard Business School.

     Charles Wang, Co-Director of Research and Senior Portfolio Manager, joined Acadian in 2000 and has over 14 years of investment experience. Mr. Wang received an undergraduate degree from Beijing University, a graduate degree from the University of Massachusetts and his doctorate from Yale University's School of Management.

     Brian Wolahan, CFA, Co-Director of Research and Senior Portfolio Manager, joined Acadian in 1990 and has over 21 years of investment experience. Mr. Wolahan received his undergraduate degree from Lehigh University and his graduate degree from the Massachusetts Institute of Technology.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------


     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the Fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     The Fund may pay all or part of the fees paid to financial representatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser and its affiliates may, at their own expense, pay financial representatives for these services.

     The Adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the Fund. The amount of these payments will generally vary. Additional compensation may also be paid to financial representatives who offer the Fund as part of a special preferred list or other promotional program. Financial representatives that receive these types of payments may have a conflict of interest in recommending or selling fund shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information contained in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming all dividends and distributions were reinvested. The information below relates to the Fund and the Predecessor Fund. On June 24, 2002, The Advisors' Inner Circle Fund Acadian Emerging Market Portfolio acquired all of the assets of the Predecessor Fund. PricewaterhouseCoopers LLP, independent registered public accounting firm, has audited the Fund's and the Predecessor Fund's information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 866-AAM-6161.


Years Ended October 31,           2006         2005         2004        2003       2002(1)
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of Year                      $  24.35     $  18.50     $  14.11    $   9.06    $  7.61
                               --------     --------     --------    --------    -------

Income from Operations:
  Net Investment Income            0.53*        0.44*        0.19*       0.09*      0.13
  Net Realized and Unrealized
    Gain (Loss)                    9.04         5.95         4.21        4.99       1.26+
                               --------     --------     --------    --------    -------

      Total From Operations        9.57         6.39         4.40        5.08       1.39
                               --------     --------     --------    --------    -------

  Payment by Affiliate               --           --         0.00**        --         --
  Redemption Fees                  0.00*        0.00**       0.04        0.02       0.07
                               --------     --------     --------    --------    -------

  Dividends and Distributions:
  Net Investment Income           (0.37)       (0.08)       (0.05)      (0.05)     (0.01)
  Net Realized Gains              (2.27)       (0.46)          --          --         --
                               --------     --------     --------    --------    -------

    Total Dividends and
      Distributions               (2.64)       (0.54)       (0.05)      (0.05)     (0.01)
                               --------     --------     --------    --------    -------

  Net Asset Value, End of Year  $ 31.28      $ 24.35      $ 18.50     $ 14.11     $ 9.06
                               ========     ========     ========    ========    =======



Total Return+                     42.04%       35.27%       31.55%      56.63%     19.13%
                               ========     ========     ========    ========    =======

Ratios and Supplemental Data
  Net Assets, End of Year
    (Thousands)                $837,481     $703,017     $545,593    $163,215    $39,625

  Ratio of Expenses to
    Average Net Assets             1.39%(2)     1.47%(2)     1.60%       1.85%      2.15%

  Ratio of Net Investment
    Income to Average Net
    Assets                         1.86%        2.01%        1.14%       0.84%      1.56%

  Portfolio Turnover Rate            40%          54%          94%        110%       192%


*    Per share amounts for the period are based on average outstanding shares.
**   Amount was less than $0.01 per share.
+ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. There was no effect on the total return of the Fund resulting from the payment by affiliate in 2004.
(1) On June 24, 2002, the Advisors Inner Circle Fund's Acadian Emerging Markets Portfolio acquired the assets and liabilities of the UAM Acadian Emerging Markets Portfolio, a series of the UAM Funds, Inc. The operations of the Advisors' Inner Circle Fund's Acadian Emerging Markets Portfolio prior to the acquisition were those of the predecessor portfolio, the UAM Acadian Emerging Markets Portfolio.
(2) The ratio of expenses to average net assets for years ended October 31, 2006 and October 31, 2005, excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.38% and 1.46%, respectively.


Amounts designated as "-" are either $0 or have been rounded to $0.

ACADIAN EMERGING MARKETS PORTFOLIO


     Investors who would like more information about the Fund should read the Fund's Annual and Semi-Annual reports and the Fund's SAI. The Annual and Semi-Annual Reports of the Fund provide additional information about its investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year. The SAI contains additional detailed information about The Advisor's Inner Circle Fund and the Fund and is incorporated by reference into (legally part of) this prospectus.

     Investors can receive free copies of the SAI, shareholder reports, the Fund's privacy policy and other information about the Fund at www.acadian-asset.com. Investors can also receive these documents, as well as make shareholder inquiries, by writing to or calling:


                       Acadian Emerging Markets Portfolio
                                 PO Box 219009
                             Kansas City, MO 64121
                                  866-AAM-6161


     You can review and copy information about the Fund (including the SAI and the Annual and Semi-Annual Reports) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the U.S. Securities and Exchange Commission at 202-9428090. Reports and other information about the Fund are available on the EDGAR Database on the U.S. Securities and Exchange Commission's Internet site at: http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the U.S. Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.


     The Trust's Investment Company Act of 1940 file number is 811-06400.


     ACA-PS-001-0600

                 -----------------------------------------------
                             AIG MONEY MARKET FUND
                 A Portfolio of The Advisors' Inner Circle Fund
                 -----------------------------------------------

                                 CLASS A SHARES


                                   PROSPECTUS
                                 March 1, 2007


                              INVESTMENT ADVISER:
                          AIG GLOBAL INVESTMENT CORP.


 These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the Commision passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
INTRODUCTION - AIG MONEY MARKET FUND - CLASS A SHARES
--------------------------------------------------------------------------------

THE FUND


The AIG Money Market Fund (the "Fund") is a money market mutual fund that offers investors a convenient and economical way to invest in a professionally managed diversified portfolio of short-term high quality securities. The Fund is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a Massachusetts business trust.


The Fund consists of two classes of shares: Class A and Class B.


This prospectus offers Class A Shares of the Fund and contains important information about the objectives, risks and policies of the Fund. Investors are advised to read this prospectus and keep it for future reference. This prospectus has been arranged into different sections so that investors can easily review this important information.


FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

Principal Investment Strategies and Risks . . . . . . . . . . . . . . . . . . .3
Performance Information and Expenses . . . . . . . . . . . . . . . . . . . . . 4
The Fund's Other Investments . . . . . . . . . . . . . . . . . . . . . . . . . 5
Information About Portfolio Holdings . . . . . . . . . . . . . . . . . . . . . 5
Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
Purchasing and Selling Fund Shares . . . . . . . . . . . . . . . . . . . . . . 6
Other Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
Dividends and Distributions . . . . . . . . . . . . . . . . . . . . . . . . . .9
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
How to Obtain More Information About theFund . . . . . . . . . . . . . . . .  11

--------------------------------------------------------------------------------
                                                           AIG MONEY MARKET FUND
--------------------------------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------
Investment Objective              Preserve principal value and maintain a high
                                  degree of liquidity while providing current
                                  income. It is also a fundamental policy of
                                  the Fund to maintain a stable share price of
                                  $1. There is no assurance that the Fund will
                                  achieve its investment objective or that it
                                  will be able to maintain a constant share
                                  price of $1 on a continuous basis.
--------------------------------------------------------------------------------
Investment Focus                  Money market instruments.
--------------------------------------------------------------------------------
Risk Level                        Conservative.
--------------------------------------------------------------------------------
Principal Investment Strategy     Investing in a broad range of short-term, high
                                  quality U.S. dollar denominated debt
                                  securities.
--------------------------------------------------------------------------------
Investor Profile                  Conservative investors who want to receive
                                  current income through a liquid investment.
--------------------------------------------------------------------------------

INVESTMENT STRATEGY OF THE AIG MONEY
MARKET FUND
--------------------------------------------------------------------------------

The Fund invests in a broad range of high quality, short- term U.S. dollar denominated money market instruments, such as obligations of the U.S. Treasury, agencies and instrumentalities of the U.S. government, domestic and foreign banks, domestic and foreign corporate issuers, supranational entities, and foreign governments, as well as in repurchase agreements. The Fund's portfolio is comprised only of short-term debt securities that are rated in the highest category by nationally recognized ratings organizations or securities that the Adviser determines are of equal quality. The Fund may concentrate its investments (invest more than 25% of its assets) in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks that are subject to a similar level of regulation. The Fund will maintain an average weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less.

PRINCIPAL RISKS OF INVESTING IN
THE AIG MONEY MARKET FUND

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO KEEP A CONSTANT PRICE PER SHARE OF $1.00, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


The Fund's investments are subject to fluctuations in the current interest rates for short-term obligations. Accordingly, an investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. An investment in the Fund is also subject, to a lim-ited extent, to credit risk, which is the possibility that the issuer of a security owned by the Fund will be unable to repay interest and principal in a time- ly manner. AIG Global Investment Corp., the Fund's investment adviser (the "Adviser"), attempts to lessen this risk through a conservative investment policy for the Fund, which includes diversification (spreading Fund investments across a broad num- ber of issuers), and investing in obligations of high credit quality issuers.

--------------------------------------------------------------------------------
AIG Money Market Fund
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and the performance table below illustrate the risks and volatility of an investment in Class A Shares of the Fund by showing changes in the Fund's performance from year to year and comparing this performance to an average. Of course, past performance does not necessarily indicate future performance.

This bar chart shows changes in the annual performance of the Fund's Class A Shares:*

                                  [BAR CHART]

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
5.46%   5.41%   5.00%   6.31%   3.92%   1.59%   1.03%   1.29%   3.08%   4.94%


*The performance information shown above is based on a calendar year.

Call 1-800-249-7445 for the Fund's most current 7-day yield.


                        BEST QUARTER    WORST QUARTER
                       -------------    --------------
                           1.62%            0.25%
                        (12/31/00)        (03/31/04)

The following table compares the Fund's average annual total returns for the periods ending December 31, 2006 to those of the Lipper Institutional Money Market Funds (Lipper IMM) Average:

CLASS A SHARES           1 YEAR   5 YEARS   10 YEARS
-----------------------------------------------------
AIG Money Market Fund     4.94%    2.38%      3.79%
Lipper IMM Average        4.72%    2.18%      3.69%



WHAT IS AN AVERAGE?

AN AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH SIMILAR INVESTMENT GOALS. THE LIPPER IMM AVERAGE IS A COMPOSITE OF INSTITUTIONAL MONEY MARKET FUNDS THAT INVESTS IN HIGH QUALITY FINANCIAL INSTRUMENTS RATED IN TOP TWO GRADES WITH DOLLAR-WEIGHTED AVERAGE MATURITIES OF LESS THAN 90 DAYS. THE FUNDS INCLUDED IN THE LIPPER IMM AVERAGE REQUIRE HIGH MINIMUM INVESTMENTS AND HAVE LOWER TOTAL EXPENSE RATIOS RELATIVE TO OTHER MONEY MARKET FUNDS.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund:

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                              Class A Shares

Investment Advisory Fees . . . . . . . . . . . . . . . . . . . . . ..  0.25%
Other Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . ..  0.07%


Total Annual Fund Operating Expenses*. . . . . . . . . . . . . . . . . 0.32%



* The actual total annual Fund operating expenses for the most recently completed fiscal year were less than the amount shown above because the Adviser voluntarily waived 0.10% of its fees. The Adviser may discontinue all or part of its fee waiver at any time. With this fee waiver, the actual total annual Fund operating expenses for the most recent fiscal year were as follows:

         AIG Money Market Fund -- Class    0.22%

For more information about these fees, see "Investment Adviser."


EXAMPLE
--------------------------------------------------------------------------------


This example is intended to help you compare the cost of investing Class A Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.


The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate cost of investing $10,000 in Class A Shares of the Fund would be:


                   1 YEAR      3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Class A Shares      $33         $103          $180         $406

--------------------------------------------------------------------------------
                                                           AIG MONEY MARKET FUND
--------------------------------------------------------------------------------

THE FUND'S OTHER INVESTMENTS

In addition to the principal investments and strategies described in this prospectus, the Fund may also invest in other securities, use other strategies and engage in other investment practices within its stated investment objectives. These investments and strategies, as well as those described in the prospectus, are described in detail in the Statement of Additional Information ("SAI"). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------


The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://sei2funds.seic.com/aig. The information will generally remain available until replaced by new portfolio holdings information as described above. In addition, upon request the Fund will provide its shareholders with a complete list of its portfolio holdings on a daily basis. To request this information, please call the Adviser at 1-212-770-9044. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


INVESTMENT ADVISER
--------------------------------------------------------------------------------


The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees of The Advisors' Inner Circle Fund (the "Board") supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

AIG Global Investment Corp. ("AIGGIC") is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG") and is a part of AIG Global Investment Group ("AIGGIG"). AIGGIG comprises a group of international companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of December 31, 2006, AIGGIG managed approximately $670.4 billion, of which $107.5 billion relates to client assets. Total assets under management also includes approximately $563.0 billion of AIG affiliated assets, including those under management by joint ventures and certain other AIG investment adviser subsidiaries, but does not include assets sub- advised by third-party managers.

For its investment advisory services, the Adviser is entitled to an annual fee of 0.25% of the average daily net assets of the Fund. The Adviser has agreed to voluntarily waive 0.10% of its fee and waive additional fees and/or reimburse expenses to the extent necessary so that total annual operating expenses of Class A Shares do not exceed 0.40%. The Adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the Fund paid 0.15% of its average daily net assets in advisory fees (after waivers) to the Adviser. A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's Semi-Annual Report dated April 30, 2006, which covers the period from November 1, 2005 to April 30, 2006.

--------------------------------------------------------------------------------
AIG Money Market Fund
--------------------------------------------------------------------------------

PURCHASING FUND SHARES

Shares of the Fund may be purchased by check, wire transfer or through certain authorized dealers or other financial institutions authorized to sell Fund shares. For first time purchases, an application form must be completed and submitted to the Fund to establish an account.

WHEN CAN YOU PURCHASE SHARES?

SHARES MAY BE PURCHASED ONLY ON DAYS THAT THE NEW YORK STOCK EXCHANGE ("NYSE") AND THE FEDERAL RESERVE ARE OPEN FOR BUSINESS (A "BUSINESS DAY").

------------------------------------------------------------------------------------------------------------------
                                  Open a New Account                        Add to an Existing Account
------------------------------------------------------------------------------------------------------------------
MINIMUM INVESTMENT                $10,000,000                               None
------------------------------------------------------------------------------------------------------------------
BY MAIL                           Complete and sign the application         Mail check with an Invest-By-Mail
                                  form.                                     form detached from account statement.


Mail to:                          Check should be payable to:               Check should be payable to:
AIG Money Market Fund             AIG Money Market Fund - Class A.          AIG Money Market Fund - Class A.
P.O. Box 219009                   Reference account name                    Reference account name
Kansas City, Missouri 64121-9009  and number.                               and number.

                                  All purchases must be in U.S.             All purchases must be in U.S.
                                  dollars, and checks must be drawn         dollars, and checks must be drawn
                                  on U.S. banks.                            on U.S. banks.

------------------------------------------------------------------------------------------------------------------
BY WIRE                           Please call client services               Please call client services
                                  at 1-800-845-3885 to arrange              at 1-800-845-3885 to arrange
                                  the wire transfer.                        the wire transfer.


Wire to:                          The shareholder's name and                The shareholder's name and
UMB Bank, N.A.                    account number must be                    account number must be
ABA# 10-10-00695                  specified in the wire.                    specified in the wire.
For a/c no. 9870600404
Credit AIG Money Market Fund
------------------------------------------------------------------------------------------------------------------

For a purchase order to be eligible to receive dividends on the day of purchase, the order must be received before 1:00 p.m., Eastern Time and federal funds (readily available funds) must be received before 3:00 p.m., Eastern Time.

Checks received by the Fund will be credited to the investor's account upon conversion of the proceeds in federal funds (readily available funds). The Fund cannot accept third-party checks, travelers checks, credit cards, credit card checks, cash or money orders.

The Fund does not generally accept investments by non- U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information. The Fund reserves the right to reject an account application or a purchase order if it is not in the best interest of the Fund or its shareholders, and may accept, at its discretion, amounts smaller than the stated minimum investment amount.

--------------------------------------------------------------------------------
                                                           AIG Money Market Fund
--------------------------------------------------------------------------------


HOW THE FUND CALCULATES NAV


The Fund calculates its Net Asset Value ("NAV") per share once each Business Day at 2:00 p.m., Eastern Time. The Fund generally calculates NAV using the amortized cost method of valuation, which is described in detail in the SAI. If it is determined that this method is unreliable during certain market conditions or for other reasons, fair value prices for the Fund's securities may be determined in good faith using procedures approved by the Board.

NET ASSET VALUE

NAV FOR ONE FUND SHARE IS THE VALUE OF THAT SHARE'S PORTION OF ALL OF THE NET ASSETS IN THE FUND.

MINIMUM PURCHASES
--------------------------------------------------------------------------------

The minimum investment in Class A Shares is generally $10,000,000. An investor may also purchase Class A Shares in an amount below the minimum if the investor:

o makes an initial investment of $5,000,000 and intends to increase his or her account balance to $10,000,000 within 90 days;

o invests assets managed by a registered investment advisor that is owned by AIG;

o        is AIG (or any company where AIG owns at least 19% of the stock);

o        is an AIG senior executive officer or their family members; or

o        certain employee benefit plans sponsored by AIG.

The Fund may waive this minimum at its discretion.

TELEPHONE TRANSACTIONS

PURCHASING AND SELLING FUND SHARES OVER THE TELE- PHONE IS EXTREMELY CONVENIENT, BUT NOT WITHOUT RISK. ALTHOUGH THE FUND HAS ESTABLISHED CERTAIN SAFEGUARDS AND PROCEDURES TO CONFIRM THE IDENTITY OF CALLERS AND THE AUTHENTICITY OF INSTRUCTIONS, THE FUND AND ITS AGENTS ARE NOT RESPONSIBLE FOR ANY LOSSES OR COSTS INCURRED BY FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. IF YOU OR YOUR FINANCIAL INSTITUTION TRANSACT WITH THE FUND OVER THE TELEPHONE, YOU WILL GENERALLY BEAR THE RISK OF ANY LOSS.

SELLING FUND SHARES
--------------------------------------------------------------------------------

HOW TO SELL YOUR FUND SHARES

Fund shares may be sold (redeemed) on any Business Day by contacting the Fund by mail or telephone.

Redemption orders received prior to 1:00 p.m., Eastern Time on any Business Day will be effective that same day. Shares redeemed will not receive the dividends declared on that day. Redemption proceeds can be wire transferred to the shareholder's bank account or sent by check. There is a charge for wire transfers, currently $10.00, which may be waived by the Fund. Payments by check of redemption proceeds will be made as promptly as possible, and no later than seven days after the redemption order is received.

For shares recently purchased by check, redemption proceeds may not be available until the check has cleared, which may take up to 15 days from the date of purchase.

The purchase price per share will be the NAV next determined after receipt of the redemption request.

--------------------------------------------------------------------------------
AIG Money Market Fund
--------------------------------------------------------------------------------

REDEMPTIONS IN KIND

Redemption proceeds are generally paid in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) redemption proceeds may be paid in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that Fund shares would ever be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption. In the event shares are redeemed in kind, shareholders will generally bear market risks until the securities are converted into cash.

INVOLUNTARY SALES OF SHARES

If an investor's account balance drops below $10,000,000 because of redemptions, he or she may be required to sell shares. At least 30 days' written notice will be given to allow sufficient time to add to the investor's account and avoid the sale of shares.

SUSPENSION OF RIGHT TO SELL SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

OTHER POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable net asset value of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Fund's Adviser has informed the Board that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, or for institutional investors, certain corporate information, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your

--------------------------------------------------------------------------------
                                                           AIG Money Market Fund
--------------------------------------------------------------------------------


account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services or;
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------


The Fund declares dividends of substantially all of its net investment income (not including capital gains) every day and distributes this income each month. The Fund makes distributions of capital gains, if any, at least annually. Shareholders on the Fund's record date will be entitled to receive the distribution.


Dividends and distributions are paid in the form of additional Fund shares unless an election is made to receive payment in cash. To elect cash payment, a shareholder must notify the Fund in writing prior to the date of the distribution. The election will be effective for dividends and distributions paid after receipt of the written notice. The election can be canceled by simply sending written notice to the Fund.

TAXES
--------------------------------------------------------------------------------

INVESTORS SHOULD CONSULT A TAX ADVISOR REGARDING SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.


The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions investors receive may be subject to federal, state and local taxation, depending upon an investor's tax situation. The Fund's net investment income and net short-term capital gains are distributed as dividends and are taxable at ordinary income rates. Capital gain distributions are generally taxable at the rates applicable to long-term capital gain, regardless of how long you have owned your shares. Distributions investors receive from the Fund may be taxable whether or not an investor reinvests them or takes them in cash.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your fund shares. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares for longer.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

THE "RECORD DATE"

IF YOU OWN FUND SHARES ON THE FUND'S RECORD DATE, YOU WILL BE ENTITLED TO RECEIVE THE DISTRIBUTION.

FUND DISTRIBUTIONS

DISTRIBUTIONS YOU RECEIVE FROM THE FUND MAY BE TAXABLE WHETHER OR NOT YOU REINVEST THEM.

--------------------------------------------------------------------------------
AIG MONEY MARKET FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The table that follows presents performance information about the Class A Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

The information provided below for the fiscal year ended October 31, 2006 has been audited by Ernst & Young, LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of Ernst & Young, LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-249-7445.

FINANCIAL HIGHLIGHTS

STUDY THESE TABLES TO SEE HOW THE FUND PERFORMED SINCE IT BEGAN INVESTMENT OPERATIONS.


                                                         AIG MONEY MARKET FUND - CLASS A SHARES
-----------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,                 2006         2005         2004         2003         2002
Net Asset Value, Beginning of Year              $1.00        $1.00        $1.00        $1.00        $1.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                            0.05         0.03         0.01         0.01         0.02
Total From Operations                            0.05         0.03         0.01         0.01         0.02
LESS DIVIDENDS
Dividends from net investment income            (0.05)       (0.03)       (0.01)       (0.01)       (0.02)
Total Dividends                                 (0.05)       (0.03)       (0.01)       (0.01)       (0.02)
Net Asset Value, End of Year                    $1.00        $1.00        $1.00        $1.00        $1.00
TOTAL RETURN+                                    4.72%        2.73%        1.15%        1.07%        1.71%

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA


Net Assets, End of Year (000)              $1,193,586   $1,328,558     $829,783     $914,380     $800,913
Ratio of Expenses to Average Net Assets          0.22%        0.21%        0.08%        0.17%        0.22%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                             0.32%        0.31%        0.33%        0.33%        0.32%
Ratio of Net Investment Income to Average
Net Assets                                       4.61%        2.71%        1.13%        1.07%        1.72%

+ Returns are for the period indicated and have not been annualized. Total return would have been lower had certain fees not been waived by the Adviser and the Administrator during the periods indicated.

   Note (unaudited): The 7-day current and effective annualized yields, as of October 31, 2006, are: Class A shares 5.13% and 5.36%, respectively. Most current yield information may be obtained by calling
   1-800-845-3885 or 1-800-249-7445.

   The performance in the above table does not reflect the deduction of taxes on Fund distributions that the shareholder may be requested to pay based on his/her tax bracket.

--------------------------------------------------------------------------------
                                                           AIG Money Market Fund
--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

AIG Global Investment Corp.
70 Pine Street
New York, New York 10270

DISTRIBUTOR
--------------------------------------------------------------------------------

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

SUB-DISTRIBUTOR
--------------------------------------------------------------------------------

AIG Equity Sales Corp.
70 Pine Street
New York, New York 10270

LEGAL COUNSEL
--------------------------------------------------------------------------------

Morgan, Lewis & Bockius LLP


More information about the Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
--------------------------------------------------------------------------------

The Fund's SAI dated March 1, 2007, includes detailed information about The Advisors' Inner Circle Fund and the AIG Money Market Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
--------------------------------------------------------------------------------

These reports list the Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends. These reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:
--------------------------------------------------------------------------------

BY TELEPHONE: Call 1-800-249-7445

BY MAIL: Write to:
         AIG Money Market Fund
         P.O. Box 219009
         Kansas City, Missouri 64121-9009

BY INTERNET: N/A


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


The Trust's Investment Company Act registration number is 811-06400.

---------------------------------------------------  ---------------------------
FUND:                                                        PROSPECTUS
THE ADVISORS' INNER CIRCLE FUND

PORTFOLIO:
AIG MONEY MARKET FUND

ADVISER:                                                        AIG
AIG GLOBAL INVESTMENT CORP.                              MONEY MARKET FUND

DISTRIBUTOR:
SEI INVESTMENTS DISTRIBUTION CO.

SUB-DISTRIBUTOR:                                              CLASS A
AIG EQUITY SALES CORP.

ADMINISTRATOR:                                                  AIG
SEI INVESTMENTS GLOBAL FUNDS SERVICES

LEGAL COUNSEL:
MORGAN, LEWIS & BOCKIUS LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
ERNST & YOUNG LLP



MARCH 1, 2007

FOR AUTOMATED FUND INFORMATION CALL: 1-800-845-3885         ADVISED BY
AIG-PS-001-1300                                      AIG GLOBAL INVESTMENT CORP.
---------------------------------------------------  ---------------------------

                 ----------------------------------------------
                             AIG Money Market Fund
                 A Portfolio of The Advisors' Inner Circle Fund
                 ----------------------------------------------



                                 CLASS B SHARES



                                   PROSPECTUS


                                 March 1, 2007









                              INVESTMENT ADVISER:
                          AIG GLOBAL INVESTMENT CORP.


  These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission nor has the Commision passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

INTRODUCTION - AIG MONEY MARKET FUND - CLASS B SHARES

THE FUND
--------------------------------------------------------------------------------


The AIG Money Market Fund (the "Fund") is a money market mutual fund that offers investors a convenient and economical way to invest in a professionally managed diversified portfolio of short-term high quality securities. The Fund is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a Massachusetts business trust.

The Fund consists of two classes of shares: Class A and Class B.

This prospectus offers Class B Shares of the Fund and contains important information about the objectives, risks and policies of the Fund. Investors are advised to read this prospectus and keep it for future reference. This prospectus has been arranged into different sections so that investors can easily review this important information.

FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

Principal Investment Strategies and Risks .................................   3

Performance Information and Expenses ......................................   4

The Fund's Other Investments ..............................................   5

Information about Portfolio Holdings ......................................   5

Investment Adviser ........................................................   5

Purchasing and Selling Fund Shares ........................................   6

Distribution of Fund Shares ...............................................   8

Other Policies ............................................................   8

Dividends and Distributions ...............................................   9

Taxes .....................................................................   9

Financial Highlights ......................................................  10

How to Obtain More Information About the Fund .............................  11

                                                           AIG MONEY MARKET FUND
FUND SUMMARY

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE                Preserve principal value and maintain a high
                                    degree of liquidity while providing current income. It is also a fundamental policy of the Fund to maintain a stable share price of $1. There is no assurance that the Fund will achieve its investment objective or that it will be able to maintain a constant share price of $1 on a continuous basis.

INVESTMENT FOCUS                    Money market instruments.

RISK LEVEL                          Conservative.

PRINCIPAL INVESTMENT STRATEGY       Investing in a broad range of short-term,
                                    high quality U.S. dollar denominated debt securities.

INVESTOR PROFILE                    Conservative investors who want to receive
                                    current income through a liquid investment.

INVESTMENT STRATEGY OF THE AIG MONEY
MARKET FUND

The Fund invests in a broad range of high quality, short- term U.S. dollar denominated money market instruments, such as obligations of the U.S. Treasury, agencies and instrumentalities of the U.S. government, domestic and foreign banks, domestic and foreign corporate issuers, supranational entities, and foreign governments, as well as in repurchase agreements. The Fund's portfolio is comprised only of short-term debt securities that are rated in the highest category by nationally recognized ratings organizations or securities that the Adviser determines are of equal quality. The Fund may concentrate its investments (invest more than 25% of its assets) in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks that are subject to a similar level of regulation. The Fund will maintain an average weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less.

PRINCIPAL RISKS OF INVESTING IN
THE AIG MONEY MARKET FUND

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to keep a constant price per share of $1.00, it is possible to lose money by investing in the Fund.

The Fund's investments are subject to fluctuations in the current interest rates for short-term obligations. Accordingly, an investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates.


An investment in the Fund is also subject, to a limited extent, to credit risk, which is the possibility that the issuer of a security owned by the Fund will be unable to repay interest and principal in a timely manner. AIG Global Investment Corp., the Fund's investment adviser (the "Adviser"), attempts to lessen this risk through a conservative investment policy for the Fund, which includes diversification (spreading Fund investments across a broad number of issuers), and investing in obligations of high credit quality issuers.

AIG MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in Class B Shares of the Fund by showing changes in the Fund's performance from year to year and comparing this performance to an average. Of course, past performance does not necessarily indicate future performance.

This bar chart shows changes in the annual performance of the Fund's Class B Shares:*

                                  [BAR CHART]

   1997        1998         1999        2000       2001        2002        2003        2004        2005        2006
--------------------------------------------------------------------------------------------------------------------
   5.09%       5.04%       4.63%       5.94%       3.56%       1.24%       0.76%       1.09%       2.87%       4.73%

*        THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

Call 1-800-249-7445 for the Fund's most current 7-day yield.


                    BEST QUARTER           WORST QUARTER
                    ------------           -------------
                       1.54%                   0.17%
                     (12/31/00)             (6/30/03)

The following table compares the Fund's average annual total returns for the periods ending December 31, 2006 to those of the Lipper Money Market Funds
Average:

Class B Shares              1 Year    5 Years   10 Years
--------------------------------------------------------------------------------
AIG Money Market Fund        4.73%     2.13%     3.48%
Lipper Money Market
   Funds Average             4.20%     1.73%     3.25%


WHAT IS AN AVERAGE?

An average is a composite of mutual funds with similar investment goals. The Lipper Money Market Funds Average is a composite of money market funds that invests in high quality financial instruments rated in top two grades with dollar-weighted average maturities of less than 90 days.


FUND FEES AND EXPENSES
--------------------------------------------------------------------------------
The following table describes the fees and expenses that you may pay if you buy and hold Class B Shares of the Fund:

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
                                                                  CLASS B SHARES

Investment Advisory Fees ..............................................   0.25%
12b-1 Fees ............................................................   0.35%
Other Expenses.........................................................   0.07%

Total Annual Fund Operating Expenses*..................................   0.67%

* The actual total annual Fund operating expenses for the most recently completed fiscal year is less than the amount shown above because the Adviser voluntarily waived 0.10% of its fees and the Sub-Distributor voluntarily waived 0.15% of the 12b-1 fees. The Adviser and/or the Sub-Distributor may discontinue all or part of its fee waiver at any time. With these fee waivers, the total actual annual Fund operating expenses for the most recent fiscal year were as follows:

                    AIG Money Market Fund-- Class B 0.42%

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

                                                           AIG MONEY MARKET FUND
EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing Class B Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.


The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate cost of investing $10,000 in Class B Shares of the Fund would be:


                      1 Year       3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Class B Shares          $68         $214         $373         $835


THE FUND'S OTHER INVESTMENTS
--------------------------------------------------------------------------------
In addition to the principal investments and strategies described in this prospectus, the Fund may also invest in other securities, use other strategies and engage in other investment practices within its stated investment objectives. These investments and strategies, as well as those described in the prospectus, are described in detail in the Statement of Additional Information ("SAI"). Of course, there is no guarantee that the Fund will achieve its investment goal.


INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://sei2funds.seic.com/aig. The information will generally remain available until replaced by new portfolio holdings information as described above. In addition, upon request the Fund will provide its shareholders with a complete list of its portfolio holdings on a daily basis. To request this information, please call the Adviser at 1-212-770-9044. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT ADVISER
--------------------------------------------------------------------------------
The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees of The Advisors' Inner Circle Fund (the "Board") supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

AIG Global Investment Corp. ("AIGGIC") is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG") and is a part of AIG Global Investment Group ("AIGGIG"). AIGGIG comprises a group of international companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of December 31, 2006, AIGGIG managed approximately $670.4 billion, of which $107.5 billion relates to client assets. Total assets under management also includes approximately $563.0 billion of AIG affiliated assets, including those under management by joint ventures and certain other AIG investment adviser subsidiaries, but does not include assets sub- advised by third-party managers.

For its investment advisory services, the Adviser is entitled to an annual fee of 0.25% of the average daily net assets of the Fund. The Adviser has agreed to voluntarily waive 0.10% of its fee and waive additional fees and/or reimburse expenses to the extent necessary so that total annual operating expenses of Class B Shares do not exceed 0.75%. The Adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the Fund paid 0.15% of its average daily net assets (after waivers) to the Adviser. A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's Semi-Annual Report dated April 30, 2006, which covers the period from November 1, 2005 to April 30, 2006.

AIG MONEY MARKET FUND

PURCHASING FUND SHARES

Shares of the Fund may be purchased by check, wire transfer or through certain authorized dealers or other financial institutions authorized to sell Fund shares. For first time purchases, an application form must be completed and submitted to the Fund to establish an account.

WHEN CAN YOU PURCHASE SHARES?

SHARES MAY BE PURCHASED ONLY ON DAYS THAT THE NEW YORK STOCK EXCHANGE ("NYSE") AND THE FEDERAL RESERVE ARE OPEN FOR BUSINESS (A "BUSINESS DAY").

                                     OPEN A NEW ACCOUNT                    ADD TO AN EXISTING ACCOUNT
----------------------------------------------------------------------------------------------------------------
MINIMUM INVESTMENT                   $25,000                               None

BY MAIL                              Complete and sign the application     Mail check with an Invest-By-Mail
                                     form.                                 form detached from account statement.

Mail to:                             Check should be payable to:           Check should be payable to:
AIG Money Market Fund                AIG  Money Market Fund - Class B.     AIG  Money Market Fund - Class B.
P.O. Box 219009                      Reference account name                Reference the account name
Kansas City, Missouri 64121-9009     and number.                           and number.

                                     All purchases must be in U.S.         All purchases must be in U.S.
                                     dollars, and checks must be drawn     dollars, and checks must be drawn
                                     on U.S. banks.                        on U.S. banks.
----------------------------------------------------------------------------------------------------------------
BY WIRE                              Please call client services at        Please call client services at
                                     1-800-845-3885 to arrange the         1-800-845-3885 to arrange the
                                     wire transfer.                        wire transfer.

Wire to:
UMB Bank, N.A.                       The shareholder's name and            The shareholder's name and
ABA# 10-10-00695                     account number must be                account number must be
For a/c no. 9870600404               specified in the wire.                specified in the wire
Credit AIG Money Market Fund
----------------------------------------------------------------------------------------------------------------

For a purchase order to be eligible to receive dividends on the day of purchase, the order must be received before 1:00 p.m., Eastern Time and federal funds (readily available funds) must be received before 3:00 p.m., Eastern Time.

Checks received by the Fund will be credited to the investor's account upon conversion of the proceeds in federal funds (readily available funds). The Fund cannot accept third-party checks, travelers checks, credit cards, credit card checks, cash or money orders.

The Fund does not generally accept investments by non- U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

The Fund reserves the right to reject an account application or a purchase order if it is not in the best interest of the Fund or its shareholders, and may accept, at its discretion, amounts smaller than the stated minimum investment amount.

                                                           AIG MONEY MARKET FUND


HOW THE FUND CALCULATES NAV
--------------------------------------------------------------------------------
The Fund calculates its Net Asset Value ("NAV") per share once each Business Day at 2:00 p.m., Eastern Time. The Fund generally calculates NAV using the amortized cost method of valuation, which is described in detail in the SAI. If it is determined that this method is unreliable during certain market conditions or for other reasons, fair value prices for the Fund's securities may be determined in good faith using procedures approved by the Board.


NET ASSET VALUE

NAV FOR ONE FUND SHARE IS THE VALUE OF THAT SHARE'S
PORTION OF ALL OF THE NET ASSETS IN THE FUND.

MINIMUM PURCHASES
--------------------------------------------------------------------------------
The minimum investment in Class B Shares is generally $25,000. The Fund may waive this minimum at its discretion.

TELEPHONE TRANSACTIONS

PURCHASING AND SELLING FUND SHARES OVER THE TELE- PHONE IS EXTREMELY CONVENIENT, BUT NOT WITHOUT RISK. ALTHOUGH THE FUND HAS ESTABLISHED CERTAIN SAFEGUARDS AND PROCEDURES TO CONFIRM THE IDENTITY OF CALLERS AND THE AUTHENTICITY OF INSTRUCTIONS, THE FUND AND ITS AGENTS ARE NOT RESPONSIBLE FOR ANY LOSSES OR COSTS INCURRED BY FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. IF YOU OR YOUR FINANCIAL INSTITUTION TRANSACT WITH THE FUND OVER THE TELEPHONE, YOU WILL GENERALLY BEAR THE RISK OF ANY LOSS.

SELLING FUND SHARES
--------------------------------------------------------------------------------
HOW TO SELL YOUR FUND SHARES

Fund shares may be sold (redeemed) on any Business Day by contacting the Fund by mail or telephone.

Redemption orders received prior to 1:00 p.m., Eastern Time on any Business Day will be effective that same day. Shares redeemed will not receive the dividends declared on that day. Redemption proceeds can be wire transferred to the shareholder's bank account or sent by check. There is a charge for wire transfers, currently $10.00, which may be waived by the Fund. Payments by check of redemption proceeds will be made as promptly as possible, and no later than seven days after the redemption order is received.

For shares recently purchased by check, redemption proceeds may not be available until the check has cleared, which may take up to 15 days from the date of purchase.

The purchase price per share will be the NAV next determined after receipt of the redemption request.

REDEMPTIONS IN KIND

Redemption proceeds are generally paid in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) redemption proceeds may be paid in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that Fund shares would ever be redeemed in kind, shareholders would probably have to pay transaction costs to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption. In the event shares are redeemed in kind, shareholders will generally bear market risks until the securities are converted into cash.

INVOLUNTARY SALES OF SHARES

If an investor's account balance drops below $25,000 because of redemptions, he or she may be required to sell shares. At least 30 days' written notice will be given to allow sufficient time to add to the investor's account and avoid the sale of shares.

AIG MONEY MARKET FUND

SUSPENSION OF RIGHT TO SELL SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.


DISTRIBUTION OF FUND SHARES
--------------------------------------------------------------------------------
The Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees (12b-1 fees) for the sale and distribution of its Class B Shares, and for services provided to Class B shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of investment and may cost investors more than paying other types of sales charges.

The maximum annual distribution fee for Class B Shares, as a percentage of average daily net assets, is 0.35%. The Sub-Distributor has agreed to voluntarily waive 0.15% of the 12b-1 fees.


The Distributor or the Sub-Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor or Sub-Distributor from any source available to it.


OTHER POLICIES
--------------------------------------------------------------------------------
EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable net asset value of $1.00 per share. The Fund is designed to serve as short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Fund's Adviser has informed the Board that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions.


CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, or for institutional investors, certain corporate information, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify

                                                           AIG MONEY MARKET FUND

your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM


Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
The Fund declares dividends of substantially all of its net investment income (not including capital gains) every day and distributes this income each month. The Fund makes distributions of capital gains, if any, at least annually. Shareholders on the Fund's record date will be entitled to receive the distribution.

Dividends and distributions are paid in the form of additional Fund shares unless an election is made to receive payment in cash. To elect cash payment, a shareholder must notify the Fund in writing prior to the date of the distribution. The election will be effective for dividends and distributions paid after receipt of the written notice. The election can be canceled by simply sending written notice to the Fund.

TAXES

INVESTORS SHOULD CONSULT A TAX ADVISOR REGARDING SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.


The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions investors receive may be subject to federal, state and local taxation, depending upon an investor's tax situation. The Fund's net investment income and net short-term capital gains are distributed as dividends and are taxable at ordinary income rates. Capital gain distributions are generally taxable at the rates applicable to long-term capital gain, regardless of how long you have owned your shares. Distributions investors receive from the Fund may be taxable whether or not an investor reinvests them or takes them in cash.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your fund shares. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares for longer.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

THE "RECORD DATE"

IF YOU OWN FUND SHARES ON THE FUND'S RECORD DATE, YOU WILL BE ENTITLED TO RECEIVE THE DISTRIBUTION.

FUND DISTRIBUTIONS

DISTRIBUTIONS YOU RECEIVE FROM THE
FUND MAY BE TAXABLE WHETHER OR NOT YOU REINVEST THEM.

AIG MONEY MARKET FUND


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table that follows presents performance information about the Class B Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

The information provided below for the fiscal year ended October 31, 2006 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-249-7445.


FINANCIAL HIGHLIGHTS

STUDY THESE TABLES TO SEE HOW THE FUND PERFORMED
SINCE IT BEGAN INVESTMENT OPERATIONS.


                                                        AIG MONEY MARKET FUND - CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31,                          2006        2005         2004        2003         2002
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                     $   1.00    $   1.00    $   1.00     $  1.00    $   1.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                      0.04        0.02        0.01        0.01        0.01
Total From Operations                                      0.04        0.02        0.01        0.01         .01
   LESS DIVIDENDS
Dividends from net investment income                       0.04)      (0.02)      (0.01)       0.01)      (0.01)
Total Dividends                                           (0.04)      (0.02)      (0.01)      (0.01)      (0.01)
Net Asset Value, End of Year                           $   1.00    $   1.00     $  1.00     $  1.00    $   1.00
TOTAL RETURN+                                              4.52%       2.53%       0.95%       0.77%       1.36%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Year (000)                          $ 71,477    $ 83,470    $100,552     $148,448   $146,076
Ratio of Expenses to Average Net Assets                    0.42%       0.41%       0.28%        0.47%      0.57%
Ratio of Expenses to Average Net Assets
   (excluding waivers)                                     0.67%       0.66%       0.68%        0.68%      0.67%
Ratio of Net Investment Income to Average Net Assets       4.41%       2.46%       0.93%        0.77%      1.35%

+        Returns are for the period indicated and have not been annualized.
         Total return would have been lower had certain fees not been waived by the Adviser, Sub-Distributor and Administrator during the periods indicated.

Note (unaudited): The 7-day current and effective yields, as of October 31, 2006, are: Class B shares 4.93% and 4.92%, respectively. Most current yield information may be obtained by calling 1-800-845-3885 or 1-800-299-7445. The performance in the above table does not reflect the deduction of taxes on Fund distributions that the shareholder may be required to pay based on his/her tax bracket.

                                                           AIG MONEY MARKET FUND
INVESTMENT ADVISER
--------------------------------------------------------------------------------
AIG Global Investment Corp.
70 Pine Street
New York, New York 10270


DISTRIBUTOR
--------------------------------------------------------------------------------
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


SUB-DISTRIBUTOR
--------------------------------------------------------------------------------
AIG Equity Sales Corp.
70 Pine Street
New York, New York 10270


LEGAL COUNSEL
--------------------------------------------------------------------------------
Morgan, Lewis & Bockius LLP


More information about the Fund is available, without charge, through the following:


STATEMENT OF ADDITIONAL INFORMATION ("SAI")
--------------------------------------------------------------------------------
The Fund's SAI dated March 1, 2007, includes detailed information about The Advisors' Inner Circle Fund and the AIG Money Market Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
--------------------------------------------------------------------------------
These reports list the Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends. These reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL
REPORT, OR MORE INFORMATION:
--------------------------------------------------------------------------------
BY TELEPHONE: Call 1-800-249-7445

BY MAIL: Write to:
         AIG Money Market Fund
         P.O. Box 219009
         Kansas City, Missouri 64121-9009

BY INTERNET: N/A


From the SEC: You can also obtain the SAI, the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202942- 8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public
Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.


The Trust's Investment Company Act registration number is 811-06400.

FUND:

THE ADVISORS' INNER CIRCLE FUND


PORTFOLIO:

AIG MONEY MARKET FUND


ADVISER:

AIG GLOBAL INVESTMENT CORP.


DISTRIBUTOR:

SEI INVESTMENTS DISTRIBUTION CO.


SUB-DISTRIBUTOR:

AIG EQUITY SALES CORP.


ADMINISTRATOR:

SEI INVESTMENTS GLOBAL FUNDS SERVICES


LEGAL COUNSEL:

MORGAN, LEWIS & BOCKIUS LLP



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

ERNST & YOUNG LLP




MARCH 1, 2007


For Automated Fund Information call: 1-800-845-3885


AIG-PS-002-1400



                                   PROSPECTUS



                                      AIG
                               MONEY MARKET FUND


                                    CLASS B

                                       AIG


                                   ADVISED BY

                           AIG GLOBAL INVESTMENT CORP.

                         THE ADVISORS' INNER CIRCLE FUND


                                   PROSPECTUS


                                  MARCH 1, 2007


                               CB CORE EQUITY FUND


                               INVESTMENT ADVISER:
                           CB INVESTMENT MANAGERS, LLC



          THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
               OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
                 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS


The CB Core Equity Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                      PAGE
     INVESTMENT STRATEGIES AND PRINCIPAL RISKS ...................... 3
     PERFORMANCE INFORMATION ........................................ 4
     FUND FEES AND EXPENSES ......................................... 5
     MORE INFORMATION ABOUT RISK .................................... 6
     MORE INFORMATION ABOUT FUND INVESTMENTS ........................ 6
     INFORMATION ABOUT PORTFOLIO HOLDINGS ........................... 7
     INVESTMENT ADVISER AND PORTFOLIO MANAGER ....................... 7
     PURCHASING AND SELLING FUND SHARES ............................. 8
     OTHER POLICIES ................................................. 11
     DIVIDENDS AND DISTRIBUTIONS .................................... 13
     TAXES .......................................................... 13
     FINANCIAL HIGHLIGHTS ........................................... 15
     HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND .................. Back Cover









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CB CORE EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                     Long-term capital appreciation

INVESTMENT FOCUS                    Common stocks of large-cap companies

SHARE PRICE VOLATILITY              Moderate to high

PRINCIPAL INVESTMENT STRATEGY       Attempts to identify companies with superior
                                    earnings trends

INVESTOR PROFILE                    Investors seeking long-term growth of
                                    capital without regard to income who are willing to accept more volatility for the possibility of higher returns

INVESTMENT STRATEGY

The CB Core Equity Fund invests primarily (at least 80% of its net assets) in equity securities. This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund generally invests in common stocks of U.S. companies with market capitalizations of more than $1 billion. CB Investment Managers, LLC (the "Adviser") diversifies the Fund's investments by maintaining exposure throughout the major sectors of the economy. This process is designed to control the Fund's risk relative to the overall stock market and to emphasize the effect of stock selection.

Within each sector, the Adviser selects from a high-quality universe of stocks defined by strong earnings history and low debt levels. From this universe, the Adviser will focus on stocks with low price/earnings ratios relative to their growth prospects and relative to other stocks in the same industry. The Adviser emphasizes those stocks with positive earnings surprise (avoiding or selling negative earnings surprise stocks), positive earnings momentum, and/or positive price momentum. The Adviser may sell a security when it achieves a designated price target, a company's growth prospects change or the opportunity for a better investment arises, but generally will not sell a security merely due to market appreciation outside of the target capitalization range.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's common stocks may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of stocks issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

In addition, the Fund is subject to the risk that large-capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.

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PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The Fund is the successor to a collective investment fund managed by the Adviser. The investment objectives, strategies and restrictions of the Fund are in all material respects equivalent to those of the collective investment fund. The periods prior to May 20, 2003, when the Fund began operating as a mutual fund, represent the performance of the collective investment fund while it was managed by the Adviser. The past performance shown below has been adjusted to reflect current expenses for shares of the Fund. The collective investment fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions, which may have adversely affected performance.

This bar chart shows changes in the Fund's performance from calendar year to calendar year.

                     1997                      33.45%
                     1998                      26.77%
                     1999                      25.34%
                     2000                      -5.69%
                     2001                     -12.73%
                     2002                     -17.78%
                     2003                      26.19%
                     2004                      10.23%
                     2005                       7.10%
                     2006                       6.27%

                 BEST QUARTER                WORST QUARTER
                    21.98%                     (14.16)%
                  (12/31/98)                  (09/30/01)


AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006 TO THOSE OF THE S&P 500 INDEX.

                                                    1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                            6.27%      5.41%      8.55%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS*           5.59%       n/a        n/a
FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND
    SALE OF FUND SHARES*                            4.58%       n/a        n/a
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES,
    EXPENSES, OR TAXES)                            15.80%      6.19%      8.42%


* It is not possible to calculate after-tax returns for periods prior to the Fund's commencement of operations as a mutual fund on May 20, 2003. After-tax returns after this date are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax return will depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


------------------------------------------------ -------------------
Investment Advisory Fees                               0.80%
Other Expenses                                         0.46%
Acquired Fund Fees and Expenses                        0.03%
                                                      -----
Total Annual Fund Operating Expenses*+                 1.29%

+ The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section of this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

* The actual total annual Fund operating expenses for the recently completed fiscal year were less than the amount shown above because the Adviser has voluntarily agreed to waive fees and reimburse expenses in order to keep total annual Fund operating expenses (not including acquired fund fees and expenses) from exceeding 0.94% of the Fund's average daily net assets. The Adviser may discontinue all or part of its waiver at any time.

     With this fee waiver, the actual total annual Fund operating expenses (not including acquired fund fees and expenses) were as follows:

           CB Core Equity Fund                                   0.94%

For more information about these fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

          1 YEAR          3 YEARS          5 YEARS         10 YEARS
          ------          -------          -------         --------
           $131             $409            $708            $1,556

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MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The investment manager invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. Privately issued equity securities may be subject to additional risks because of restrictions on the holder's ability to sell such securities at a time that might otherwise be advantageous to the Fund. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. The Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in equity securities and will not change this policy without 60 days' prior written notice to shareholders. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These secondary investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information ("SAI").

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains. Of course, the Fund cannot guarantee that it will achieve its investment goal.

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INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/CENTRALBANK. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


INVESTMENT ADVISER


The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees (the "Board") supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

CB Investment Managers, LLC serves as the investment adviser to the Fund. The Adviser was established in 2002 to provide asset management services to the Fund. The Adviser is a wholly-owned subsidiary of Central Bank & Trust Co. based in Lexington, Kentucky. As of December 31, 2006, the Adviser had approximately $56.2 million in assets under management. Central Bank & Trust Co., through its trust department, has provided investment advisory services to various agency, personal trust, employee benefit and foundation accounts since 1961. Central Bank & Trust Co. served as Adviser to the collective investment fund since its inception in 1968. For its advisory services to the Fund, the Adviser is entitled to an annual fee of 0.80%, stated as a percentage of the Fund's average daily net assets. The Adviser may receive less than this amount due to its voluntary waiver agreement with the Fund. During its most recent fiscal year, the Fund paid 0.48% of its average daily net assets (after waivers) to the Adviser. A discussion regarding the basis for the Board's February 2006 approval of the Fund's investment advisory agreement is available in the Fund's Semi-Annual Report dated April 30, 2006, which covers the period from November 1, 2005 to April 30, 2006.


PORTFOLIO MANAGER

Timothy D. Fyffe is responsible for the day-to-day investment decisions of the Fund. He has served as Senior Portfolio Manager of CB Investment Managers, LLC since February 2007, and he has served as the Senior Vice President and a Portfolio Manager for Central Bank & Trust Co. since March 2005. Prior to joining Central Bank & Trust Co., Mr. Fyffe served as the Asset Management Director for Kentucky for BB&T from 2002 to 2005. Mr. Fyffe has more than 25 years of investment experience and more than 20 years experience as a portfolio manager. He received his Bachelors Degree in Finance from the University of Kentucky in 1981 and has been a Chartered Financial Analyst since 1992.


                                  Page 7 of 18


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The SAI provides additional information about the portfolio manager's compensation, other accounts managed and ownership of Fund shares.


PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund. Shares of the Fund are primarily offered to financial institutions investing for their own and their customers' accounts and other institutional investors.

HOW TO PURCHASE FUND SHARES

All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by credit card check or third party checks.

You can open an account with the Fund by sending a check and an account application to the address below. Be sure your check clearly identifies your name, your account number and the Fund name.

U.S. MAIL:
CB Core Equity Fund
c/o Citigroup Global Fund Services, LLC
PO Box 446
Portland, ME  04112

OVERNIGHT MAIL:
CB Core Equity Fund
c/o Citigroup Global Fund Services, LLC
Two Portland Square
Portland, ME  04101

WIRING INSTRUCTIONS:
Citibank NA
New York, New York
ABA #021000089

For Credit to:
Citigroup Fund Services, LLC
Account #30576692
CB Core Equity Fund
Shareholder Name
Shareholder Account No.


You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

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The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order.

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the NAV on any given day, the Fund must receive your order in good form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. If the NYSE closes early - such as on days in advance of certain generally observed holidays
- the Fund will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $2,500 in the Fund. Your subsequent investments in the Fund must be made in amounts of at least $500. To purchase shares for an individual retirement account ("IRA") or other tax qualified account only, you must invest at least $500. The Fund may accept investments of smaller amounts at its discretion.

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HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell (sometimes called "redeem") your shares on any Business Day by contacting the Fund directly by mail or by telephone at 1-800-637-6884, or from within Kentucky at 1-800-432-0721.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $100,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the NAV next determined after the Fund receives your request, less any applicable redemption fees as described below.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be wired to your bank account if the amount is over $10,000 or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In the event shares are redeemed in kind, investors will generally bear market risks until the securities are converted into cash.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. If you have provided bank information on your application, you may purchase shares via the telephone. If you have elected telephone

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

privileges on your application you may sell shares via the telephone. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

SIGNATURE GUARANTEE REQUIREMENTS

To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers but not from a notary public. Signature guarantees are required for requests made in writing for any of the following:

o    Sales over $100,000

o    Changes to a shareholder name of record

o Redemption on an account for which the address or registration has been changed within the last 30 days

o    Sending proceeds from a redemption to a payee other than on record

o Sending proceeds from a redemption to an account with a different registration

o Changes to systematic investment, withdrawal, distribution, telephone redemption, or any other election in connection with your account.

LOST ACCOUNTS

The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For

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

purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

o Shareholders are restricted from making more than one "round trip" into or out of the Fund per 90 days. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund.

The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions are exempt from these policies.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

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

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund makes distributions of its net investment income and net realized capital gains, if any, on a quarterly basis. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions (including net short-term capital gains) other than distributions of qualified dividend income are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal year ended October 31, 2006 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-637-6884.

FINANCIAL HIGHLIGHTS
CB CORE EQUITY FUND
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                        NET                  DIVIDENDS
              NET ASSET               REALIZED      TOTAL      FROM     DISTRIBUTIONS   TOTAL                            NET ASSETS,
                VALUE       NET         AND         FROM        NET       FROM NET    DIVIDENDS     NET ASSET              END OF
              BEGINNING  INVESTMENT  UNREALIZED  INVESTMENT  INVESTMENT   REALIZED       AND        VALUE, END   TOTAL     PERIOD
              OF PERIOD   INCOME       GAIN      OPERATIONS   INCOME        GAIN     DISTRIBUTENDS  OF PERIOD   RETURN+  (THOUSANDS)
------------------------------------------------------------------------------------------------------------------------------------

Year Ended     $12.79    0.10(1)      0.97          1.07      (0.10)      (0.50)        (0.60)        $13.26     8.46%      $57,319
October 31,
2006
Year Ended     $12.25    0.09**(1)    1.34(1)       1.43      (0.09)      (0.80)        (0.89)        $12.79    12.01%      $50,351
October 31,
2005
Year Ended     $11.54    0.04         0.72          0.76      (0.05)         --         (0.05)        $12.25     6.57%      $44,294
October 31,
2004
May 20,        $10.00    0.02         1.54          1.56      (0.02)         --         (0.02)        $11.54    15.57%      $37,886
2003* to
October 31,
2003


[RESTUBBED TABLE]


                                    RATIO OF
                                  EXPENSES TO     RATIO OF NET
                   RATIO OF       AVERAGE NET      INVESTMENT
                   EXPENSES         ASSETS         INCOME TO
                  TO AVERAGE      (EXCLUDING      AVERAGE NET     PORTFOLIO
                  NET ASSETS       WAIVERS)         ASSETS        TURNOVER
--------------------------------------------------------------------------------
Year Ended          0.94%           1.26%           0.77%           34%
October 31,
2006
Year Ended          0.94%           1.26%           0.70**          37%
October 31,
2005
Year Ended          0.94%           1.26%           0.35%           88%
October 31,
2004
May 20,             0.94%++         1.60%++         0.51%++         31%
2003* to
October 31,
2003


*    Commencement of Operations. All ratios for the period have been annualized.
** Net investment income per share and the net investment income ratio include $0.03 and 0.25%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

+ Total return is for the period indicated and has not been annualized. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect, if they had not been in effect, performance would have been lower.



++   Annualized.

(1)  Per share amounts for the period are based on average shares outstanding.

Amounts designated as "--" are either $0 or rounded to $0.

                         THE ADVISORS' INNER CIRCLE FUND

                               CB CORE EQUITY FUND

INVESTMENT ADVISER

CB Investment Managers, LLC
300 West Vine Street
Lexington, Kentucky 40507

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI dated March 1, 2007, includes detailed information about The Advisors' Inner Circle Fund and the CB Core Equity Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's manager about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-637-6884, or from within Kentucky, call 1-800-432-0721.

BY MAIL: Write to us at:
The CB Core Equity Fund
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

BY INTERNET: www.centralbank.com (prospectus only)

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.


The Trust's Investment Company Act registration number is 811-06400.

                                                                 CBT-PS-001-0100

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS


                                  MARCH 1, 2007


                  COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND

                           ADMINISTRATION CLASS SHARES

                               INVESTMENT ADVISER:
                         COMMERCE CAPITAL MARKETS, INC.


   THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS


The Commerce Capital Government Money Market Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers different classes of shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about Administration Class shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                               PAGE
                                                               ----
     FUND SUMMARY...............................................3
     INVESTMENT STRATEGY........................................3
     PRINCIPAL RISKS OF INVESTING ..............................3
     PERFORMANCE................................................4
     FUND FEES AND EXPENSES.....................................4
     MORE INFORMATION ABOUT RISK................................6
     MORE INFORMATION ABOUT FUND INVESTMENTS....................6
     INFORMATION ABOUT PORTFOLIO HOLDINGS.......................6
     INVESTMENT ADVISER.........................................6
     PURCHASING AND SELLING FUND SHARES.........................7
     DISTRIBUTION OF FUND SHARES................................11
     OTHER POLICIES.............................................11
     DIVIDENDS AND DISTRIBUTIONS................................12
     TAXES......................................................13
     FINANCIAL HIGHLIGHTS.......................................14
     HOW TO OBTAIN MORE INFORMATION ABOUT
         THE COMMERCE CAPITAL MARKETS FUNDS.....................Back Cover

                  COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                   High current income to the extent consistent
                                  with the preservation of capital and the maintenance of liquidity

INVESTMENT FOCUS                  U.S. Treasury and U.S. government agency
                                  securities, and repurchase agreements
                                  involving these securities

PRINCIPAL INVESTMENT STRATEGY     Attempt to increase income without adding
                                  undue risk by analyzing yields

INVESTOR PROFILE                  Conservative investors seeking current income
                                  through a liquid investment

INVESTMENT STRATEGY


Under normal circumstances, the Commerce Capital Government Money Market Fund invests at least 80% of its net assets in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government, and repurchase agreements involving these securities. This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. In selecting investments for the Fund, Commerce Capital Markets, Inc. (the "Adviser") tries to increase income without adding undue risk by analyzing yields. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. The Fund maintains a dollar-weighted average maturity of 90 days or less. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.


PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Administration Class shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Administration Class shares from calendar year to calendar year.


          2004                     0.59%
          2005                     2.39%
          2006                     4.26%

       BEST QUARTER            WORST QUARTER
           1.14%                   0.07%
        (12/31/06)              (06/30/04)


Call 1-866-733-4544 for the Fund's most current 7-day yield.

AVERAGE ANNUAL TOTAL RETURNS


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR ADMINISTRATION CLASS SHARES FOR PERIODS ENDED DECEMBER 31, 2006 TO THOSE OF THE IMONEYNET, INC. GOVERNMENT RETAIL AVERAGE.



                                                                                SINCE
                                                                1 YEAR        INCEPTION*
----------------------------------------------------------------------------------------
FUND RETURN                                                      4.26%           2.00%
IMONEYNET, INC. GOVERNMENT RETAIL AVERAGE                        4.23%           2.04%

----------
* The Fund's inception date is April 14, 2003. Average comparisons begin on April 30, 2003.


WHAT IS AN AVERAGE?

An average measures the share prices of a specific group of mutual funds with a particular market objective. You cannot invest directly in an average. The iMoneyNet, Inc. Government Retail Average is a composite of mutual funds with investment goals similar to the Fund.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD ADMINISTRATION CLASS SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)


                                                     ADMINISTRATION CLASS SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.50%
Distribution and Service (12b-1) Fees                           0.25%
Other Expenses                                                  0.16%
Total Annual Fund Operating Expenses*                           0.91%

----------
* The actual total annual Fund operating expenses for the recently completed fiscal year were less than the amount shown above because the Adviser has voluntarily agreed to waive fees and reimburse expenses in order to keep total annual Fund operating expenses from exceeding 0.80% of the Fund's average daily net assets. The Adviser may discontinue all or part of its waiver at any time. With this fee waiver, the actual total annual Fund operating expenses were as follows:

                Commerce Capital Government Money Market Fund -
                Administration Class Shares                         0.80%

     Effective January 3, 2007, the Adviser has voluntarily agreed to waive fees and reimburse expenses in order to keep total annual Fund operating expenses from exceeding 0.85% of the Fund's average daily net assets. The Adviser may discontinue all or part of its wavier at any time.


For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                       ------   -------   -------   --------
                         $93      $290      $504     $1,120

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

MORE INFORMATION ABOUT FUND INVESTMENTS


In addition to the principal investments and strategies described in this prospectus, the Fund also may invest, to a limited extent, in other securities, use other strategies and engage in other investment practices. These non-principal investments and strategies are described in detail in the Statement of Additional Information ("SAI"), which also contains more information about the investments and strategies described in this prospectus. Of course, there is no guarantee that the Fund will achieve its investment goal.


INFORMATION ABOUT PORTFOLIO HOLDINGS


The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://sei2funds.seic.com/commercecapital. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


INVESTMENT ADVISER


The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees (the "Board") of the Fund supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

Commerce Capital Markets, Inc., a wholly owned non-banking subsidiary of Commerce Bank, N.A., serves as the investment adviser to the Fund. The Adviser was formed in 1981 and is a professional investment management firm registered with the U.S. Securities and Exchange Commission ("SEC"). As of December 31, 2006, the Adviser had approximately $900 million in assets under management. The Adviser is entitled to receive an annual fee of 0.50% as a percentage of the Fund's average daily net assets for its investment advisory services, but may receive less due to any waivers. For the most recent fiscal year, the Fund paid 0.39% of its average daily net assets (after waivers) to the Adviser. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report dated October 31, 2006.


PURCHASING AND SELLING FUND SHARES


This section tells you how to purchase and sell (sometimes called "redeem") Administration Class shares of the Fund.


HOW TO PURCHASE FUND SHARES


In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries are authorized agents of the Fund for the sole purpose of accepting purchase and redemption orders for Fund shares (referred to herein as "Authorized Intermediaries"). Purchase and redemption requests sent to such Authorized Intermediaries are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. Authorized Intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If an Authorized Intermediary fails to do so, it may be responsible for any resulting fees or losses. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers.

Please note that if your financial intermediary is not an Authorized Intermediary, you may have to transmit your purchase and sale requests to your intermediary at an earlier time for your transaction to become effective that day. This earlier cut-off time allows these intermediaries time to process your requests and transmit them to the Fund. These intermediaries are responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. Purchase and redemption requests sent to intermediaries that are not Authorized Intermediaries are executed at the NAV next determined after the Fund's transfer agent receives the order from the intermediary.


The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

HOW TO INVEST IN THE FUND

Shares of the Fund may be purchased by check, ACH or wire transfer.

         CHECKS: Checks must be drawn on U.S. financial institutions and made payable to "Commerce Capital Government Money Market Fund." The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order, third party check or traveler's check). The Fund does not accept purchases made by credit card checks.

         ACH TRANSFERS: Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.

         WIRES: Instruct your financial institution to make a Federal Funds wire payment to Citigroup Fund Services, LLC for further credit to the Commerce Capital Government Money Market Fund.* Your financial institution may charge you a fee for this service.

         *        Wire instructions are listed below.

CANCELED OR FAILED PAYMENTS. The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payments for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.


WRITE TO:
Citigroup Fund Services, LLC
Attn:  Commerce Capital Funds
P.O. Box 446
Portland, ME 04112

WIRE INSTRUCTIONS:
Citibank N.A.
New York, NY
ABA #021001033
For Credit to: Citigroup Fund Services, LLC
Account Number: #01465547
Reference: Commerce Capital Government Money Market Fund - Administration Shares
                Account Registration
                Account Number


TO PURCHASE OR SELL FUND SHARES BY TELEPHONE:
Call 1-866-733-4544

GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange ("NYSE") and/or the Federal Reserve are open for business (a "Business Day").

The price per share (the offering price) will be the next net asset value per share ("NAV") next determined after the Fund receives your purchase order.

HOW THE FUND CALCULATES NAV


The Fund calculates NAV once each Business Day as of 1:30 p.m., Eastern Time. So, for you to be eligible to receive that day's NAV and the dividends declared on the day you submit your purchase order, the Fund must receive your order and federal funds (readily available funds) before 1:30 p.m., Eastern Time.


NAV for one Fund share is the value of that share's portion of the net assets of the Fund.


In calculating NAV, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the SAI. If it is determined that this method is unreliable during certain market conditions or for other reasons, fair value prices for the Fund's securities may be determined in good faith by the fair valuation committee using the Fund's policies and procedures under the Board's supervision.


MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $1,000 in the Fund. Your subsequent investments in the Fund must be made in amounts of at least $100. To purchase shares for an individual retirement account ("IRA") or other tax qualified account only, you must invest at least $100. The Fund may accept investments of smaller amounts at its discretion.


HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting the transfer agent or your financial institution. The transfer agent or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

The sale price of each share will be the NAV next determined after the Fund receives your request.

WIRE REDEMPTION PRIVILEGES. You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount you may redeem by wire is $100.

SIGNATURE GUARANTEE REQUIREMENTS. To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The Fund will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

o    Written requests to redeem $100,000 or more

o    Changes to a shareholder's record name

o Redemptions from an account for which the address or account registration has changed within the last 30 days

o Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record

o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

o Adding or changing: ACH transfer or wire instructions; telephone redemption or exchange options; or any other election in connection with your account

RECEIVING YOUR MONEY


Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be wired to your bank account. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In the event shares are redeemed in kind, shareholders will generally bear market risks until the securities are converted into cash.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $1,000 you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

LOST ACCOUNTS.

The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the transfer agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

DISTRIBUTION OF FUND SHARES


The Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its Administration Class shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For Administration Class shares of the Fund, the maximum annual distribution fee is 0.25% of the average daily net assets of the Fund.


The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES


The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable NAV of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Fund's Adviser has informed the Board that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions.


CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes net investment income monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Shareholders automatically receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.


The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state and local taxation, depending upon your tax situation. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Long-term capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your Fund shares. The gain or loss on the sale of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less, or long term capital gain or loss if you held the shares for longer.


The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Administration Class shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the period ended October 31, 2006 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-866-733-4544.

FINANCIAL HIGHLIGHTS
COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                   DISTRIBUTIONS                                      NET
                NET ASSET                          FROM                                               ASSETS
                VALUE      NET         TOTAL FROM  NET                           NET ASSET            END OF
                BEGINNING  INVESTMENT  INVESTMENT  INVESTMENT     TOTAL          VALUE, END  TOTAL    PERIOD
                OF PERIOD  INCOME      OPERATIONS  INCOME         DISTRIBUTIONS  OF PERIOD   RETURN+  (000)
--------------------------------------------------------------------------------------------------------------
Administration
 Class Shares
Year                $1.00        0.04        0.04          (0.04)         (0.04)      $1.00     4.04% $129,990
Ended
October
31,
2006
Year                $1.00        0.02        0.02          (0.02)         (0.02)      $1.00     2.04%  $72,447
Ended
October
31,
2005
Year                $1.00        0.00**      0.00**         0.00**         0.00**     $1.00     0.44%  $49,182
Ended
October
31,
2004
April 14,           $1.00        0.00**      0.00**         0.00**         0.00**     $1.00     0.19%  $31,986
2003* to
October
31, 2003

[RESTUB]

                             RATIO OF     RATIO
                             EXPENSES TO  OF NET
                 RATIO OF    AVERAGE      INVESTMENT
                 EXPENSES    NET ASSETS   INCOME
                 TO AVERAGE  (EXCLUSING   TO AVERAGE
                 NET ASSETS  WAIVERS)     NET ASSETS
-------------------------------------------------------
Administration
 Class Shares
Year              0.80%        4.06%       0.91%
Ended
October
31,
2006
Year              0.80%        2.07%       0.90%
Ended
October
31,
2005
Year              0.77%        0.44%       0.88%
Ended
October
31,
2004
April 14,         0.75%++      0.34%++     0.90%++
2003* to
October
31, 2003


----------
*    Commencement of Operations.
**   Amount is less than $0.01 per share.

+ Total return is for the period indicated and has not been annualized. Total returns would have been lower had certain fees not been waived by the Adviser during the period indicated. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
++   Annualized.

                         THE ADVISORS' INNER CIRCLE FUND


                           COMMERCE CAPITAL GOVERNMENT
                                MONEY MARKET FUND


INVESTMENT ADVISER

Commerce Capital Markets, Inc.
One Commerce Square
2005 Market Street, Suite 200
Philadelphia, PA 19103

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following (please note that the Fund does not have a website):


STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI dated March 1, 2007, includes detailed information about The Advisors' Inner Circle Fund and the Commerce Capital Markets Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS


These reports contain information from the Fund's managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-866-733-4544


BY MAIL:
Commerce Capital Funds
P.O. Box 446
Portland, ME 04112

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.


The Trust's Investment Company Act registration number is 811-06400.


                                                                COM-PS-002-0100

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS


                                  MARCH 1, 2007


                  COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND

                           INSTITUTIONAL CLASS SHARES

                               INVESTMENT ADVISER:
                         COMMERCE CAPITAL MARKETS, INC.


   THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS


The Commerce Capital Government Money Market Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers different classes of shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about Institutional ("I") Class shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                     PAGE
                                                                     ----
     FUND SUMMARY.....................................................3
     INVESTMENT STRATEGY..............................................3
     PRINCIPAL RISKS OF INVESTING ....................................3
     PERFORMANCE......................................................4
     FUND FEES AND EXPENSES...........................................4
     MORE INFORMATION ABOUT RISK......................................6
     MORE INFORMATION ABOUT FUND INVESTMENTS..........................6
     INFORMATION ABOUT PORTFOLIO HOLDINGS.............................6
     INVESTMENT ADVISER...............................................6
     PURCHASING AND SELLING FUND SHARES...............................7
     OTHER POLICIES...................................................11
     DIVIDENDS AND DISTRIBUTIONS......................................12
     TAXES............................................................13
     FINANCIAL HIGHLIGHTS.............................................14
     HOW TO OBTAIN MORE INFORMATION ABOUT
         THE COMMERCE CAPITAL MARKETS FUNDS...........................Back Cover

                  COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                   High current income to the extent consistent
                                  with the preservation of capital and the maintenance of liquidity

INVESTMENT FOCUS                  U.S. Treasury and U.S. government agency
                                  securities, and repurchase agreements
                                  involving these securities

PRINCIPAL INVESTMENT STRATEGY     Attempt to increase income without adding
                                  undue risk by analyzing yields

INVESTOR PROFILE                  Conservative investors seeking current income
                                  through a liquid investment

INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government, and repurchase agreements involving these securities. This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. In selecting investments for the Fund, Commerce Capital Markets, Inc. (the "Adviser") tries to increase income without adding undue risk by analyzing yields. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. The Fund maintains a dollar-weighted average maturity of 90 days or less. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.


PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Institutional (I) Class shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's I Class shares from calendar year to calendar year.


           2003                     0.63%
           2004                     0.84%
           2005                     2.65%
           2006                     4.52%

       BEST QUARTER             WORST QUARTER
           1.20%                    0.13%
        (12/31/06)               (06/30/04)


CALL 1-866-733-4544 FOR THE FUND'S MOST CURRENT 7-DAY YIELD.

AVERAGE ANNUAL TOTAL RETURNS


This table compares the Fund's average annual total returns for I Class shares for periods ended December 31, 2006 to those of the iMoneyNet, Inc. Government Institutional Average.

                                                                                SINCE
                                                                1 YEAR        INCEPTION*
----------------------------------------------------------------------------------------
FUND RETURN                                                     4.52%           2.07%
IMONEYNET, INC. GOVERNMENT INSTITUTIONAL AVERAGE                4.60%           2.18%

* The Fund's inception date is September 9, 2002. Average comparisons begin on September 30, 2002.


WHAT IS AN AVERAGE?

An average measures the share prices of a specific group of mutual funds with a particular market objective. You cannot invest directly in an average. The iMoneyNet, Inc. Government Institutional Average is a composite of mutual funds with investment goals similar to the Fund.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD I CLASS SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                       I CLASS SHARES
---------------------------------------------------------------------
Investment Advisory Fees                                    0.50%
Other Expenses                                              0.16%
                                                            ----
Total Annual Fund Operating Expenses*                       0.66%

----------
* The actual total annual Fund operating expenses for the recently completed fiscal year were less than the amount shown above because the Adviser has voluntarily agreed to waive fees and reimburse expenses in order to keep total annual Fund operating expenses from exceeding 0.55% of the Fund's average daily net assets. The Adviser may discontinue all or part of its waiver at any time. With this fee waiver, the actual total annual Fund operating expenses were as follows:

       Commerce Capital Government Money Market Fund - I Class Shares      0.55%

     Effective January 3, 2007, the Adviser has voluntarily agreed to waive fees and reimburse expenses in order to keep total annual Fund operating expenses from exceeding 0.60% of the Fund's average daily net assets. The Adviser may discontinue all or part of its wavier at any time.


For more information about these fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


         1 YEAR   3 YEARS   5 YEARS   10 YEARS
         ------   -------   -------   --------
          $67      $211      $368       $822

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

MORE INFORMATION ABOUT FUND INVESTMENTS


In addition to the principal investments and strategies described in this prospectus, the Fund also may invest, to a limited extent, in other securities, use other strategies and engage in other investment practices. These non-principal investments and strategies are described in detail in the Statement of Additional Information ("SAI"), which also contains more information about the investments and strategies described in this prospectus. Of course, there is no guarantee that the Fund will achieve its investment goal.


INFORMATION ABOUT PORTFOLIO HOLDINGS


The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/COMMERCECAPITAL. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.


The Board of Trustees (the "Board") of the Fund supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

Commerce Capital Markets, Inc., a wholly owned non-banking subsidiary of Commerce Bank, N.A., serves as the investment adviser to the Fund. The Adviser was formed in 1981 and is a professional investment management firm registered with the U.S. Securities and exchange Commission ("SEC"). As of December 31, 2006, the Adviser had approximately $900 million in assets under management. The Adviser is entitled to receive an annual fee of 0.50% as a percentage of the Fund's average daily net assets for its investment advisory services, but may receive less due to any waivers. During the most recent fiscal year, the Fund paid 0.39% of its average daily net assets (after waivers) to the Adviser. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report dated October 31, 2006.


PURCHASING AND SELLING FUND SHARES


This section tells you how to purchase and sell (sometimes called "redeem") I Class shares of the Fund.


HOW TO PURCHASE FUND SHARES


In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries are authorized agents of the Fund for the sole purpose of accepting purchase and redemption orders for Fund shares (referred to herein as "Authorized Intermediaries"). Purchase and redemption requests sent to such Authorized Intermediaries are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. Authorized Intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If an Authorized Intermediary fails to do so, it may be responsible for any resulting fees or losses. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers.

Please note that if your financial intermediary is not an Authorized Intermediary, you may have to transmit your purchase and sale requests to your intermediary at an earlier time for your transaction to become effective that day. This earlier cut-off time allows these intermediaries time to process your requests and transmit them to the Fund. These intermediaries are responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. Purchase and redemption requests sent to intermediaries that are not Authorized Intermediaries are executed at the NAV next determined after the Fund's transfer agent receives the order from the intermediary.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

HOW TO INVEST IN THE FUND

Shares of the Fund may be purchased by check, ACH or wire transfer.

         CHECKS: Checks must be drawn on U.S. financial institutions and made payable to "Commerce Capital Government Money Market Fund." The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order, third party check or traveler's check). The Fund does not accept purchases made by credit card checks.

         ACH TRANSFERS: Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.

         WIRES: Instruct your financial institution to make a Federal Funds wire payment to Citigroup Fund Services, LLC for further credit to the Commerce Capital Government Money Market Fund.* Your financial institution may charge you a fee for this service.

*        Wire instructions are listed below.

CANCELED OR FAILED PAYMENTS. The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payments for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.


WRITE TO:
Citigroup Fund Services, LLC
Attn:  Commerce Capital Funds
P.O. Box 446
Portland, ME 04112

WIRE INSTRUCTIONS:
Citibank N.A.
New York, NY
ABA #021001033
For Credit to: Citigroup Fund Services, LLC
Account Number: #01465547
Reference: Commerce Capital Government Money Market Fund - I Shares
                Account Registration
                Account Number


TO PURCHASE OR SELL FUND SHARES BY TELEPHONE:
Call 1-866-733-4544

GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange ("NYSE") and/or the Federal Reserve are open for business (a "Business Day").


The price per share (the offering price) will be the next net asset value per share ("NAV") next determined after the Fund receives your purchase order.

HOW THE FUND CALCULATES NAV


The Fund calculates NAV once each Business Day as of 1:30 p.m., Eastern Time. So, for you to be eligible to receive that day's NAV and the dividends declared on the day you submit your purchase order, the Fund must receive your order and federal funds (readily available funds) before 1:30 p.m., Eastern Time.


NAV for one Fund share is the value of that share's portion of the net assets of the Fund.


In calculating NAV, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the SAI. If it is determined that this method is unreliable during certain market conditions or for other reasons, fair value prices for the Fund's securities may be determined in good faith by the fair valuation committee using the Fund's policies and procedures under the Board's supervision.


MINIMUM PURCHASES


To purchase shares for the first time, you must invest at least $1,000 in the Fund. Your subsequent investments in the Fund must be made in amounts of at least $100. To purchase shares for an individual retirement account ("IRA") or other tax qualified account only, you mush invest at least $100. The Fund may accept investments of smaller amounts at its discretion.


HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting the transfer agent or your financial institution. The transfer agent or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

The sale price of each share will be the NAV next determined after the Fund receives your request.

WIRE REDEMPTION PRIVILEGES. You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount you may redeem by wire is $100.

SIGNATURE GUARANTEE REQUIREMENTS. To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The Fund will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

o    Written requests to redeem $100,000 or more

o    Changes to a shareholder's record name

o Redemptions from an account for which the address or account registration has changed within the last 30 days

o Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record

o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

o Adding or changing: ACH transfer or wire instructions; telephone redemption or exchange options; or any other election in connection with your account

RECEIVING YOUR MONEY


Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be wired to your bank account. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In the event shares are redeemed in kind, shareholders will generally bear market risks until the securities are converted into cash.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $1,000 you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

LOST ACCOUNTS.

The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the transfer agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES


The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable NAV of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Fund's Adviser has informed the Board that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions.


CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes net investment income monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Shareholders automatically receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.


The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state and local taxation, depending upon your tax situation. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Long-term capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your Fund shares. The gain or loss on the sale of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less, or long term capital gain or loss if you held the shares for longer.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about I Class shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the period ended October 31, 2006 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-866-733-4544.

FINANCIAL HIGHLIGHTS
COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                   DIVIDENDS                                         NET
                NET ASSET                          FROM                                              ASSETS
                VALUE      NET         TOTAL FROM  NET                           NET ASSET           END OF
                BEGINNING  INVESTMENT  INVESTMENT  INVESTMENT     TOTAL          VALUE END  TOTAL    PERIOD
                OF PERIOD  INCOME      OPERATIONS  INCOME         DIVIDENDS      OF PERIOD  RETURN+  (000)
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL
CLASS SHARES
Year                $1.00        0.04        0.04       (0.04)        (0.04)         $1.00     4.30% $111,794
Ended
October
31, 2006
Year                $1.00        0.02        0.02       (0.02)        (0.02)         $1.00     2.29%  $90,183
Ended
October
31, 2005
Year                $1.00        0.01        0.01       (0.01)        (0.01)         $1.00     0.69% $127,154
Ended
October
31, 2004
Year                $1.00        0.01        0.01       (0.01)        (0.01)         $1.00     0.68% $125,637
Ended
October
31, 2003
September           $1.00        0.00**      0.00**      0.00**        0.00**        $1.00     0.18% $154,167
9, 2002*
to
October
31, 2002

[RESTUB]

                            RATIO OF        RATO OF
                            EXPENSES TO     NET
                RATIO OF    AVERAGE         INVESTMENT
                EXPENSES    NET ASSETS      INCOME
                TO AVERAGE  (EXCLUDING FEE  TO AVERAGE
                NET ASSETS  WAIVERS)        NET ASSETS
-------------------------------------------------------
INSTITUTIONAL
CLASS SHARES
Year                  0.55%           0.66%       4.20%
Ended
October
31, 2006
Year                  0.55%           0.65%       2.21%
Ended
October
31, 2005
Year                  0.52%           0.63%       0.69%
Ended
October
31, 2004
Year                  0.50%           0.67%       0.68%
Ended
October
31, 2003
September             0.50%++         0.75%++     1.24%++
9, 2002*
to
October
31, 2002

----------
*    COMMENCEMENT OF OPERATIONS.
**   AMOUNT IS LESS THAN $0.01 PER SHARE.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN FEES NOT BEEN WAIVED BY THE ADVISER DURING THE PERIOD INDICATED. TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
++   ANNUALIZED.

                         THE ADVISORS' INNER CIRCLE FUND


                           COMMERCE CAPITAL GOVERNMENT
                                MONEY MARKET FUND


INVESTMENT ADVISER

Commerce Capital Markets, Inc.
One Commerce Square
2005 Market Street, Suite 200
Philadelphia, PA 19103

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following (please note that the Fund does not have a website):

STATEMENT OF ADDITIONAL INFORMATION ("SAI")


The SAI dated March 1, 2007, includes detailed information about The Advisors' Inner Circle Fund and the Commerce Capital Markets Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS


These reports contain information from the Fund's managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-866-733-4544


BY MAIL:
Commerce Capital Funds
P.O. Box 446
Portland, ME 04112

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.



The Trust's Investment Company Act registration number is 811-06400.


                                                                 COM-PS-003-0100

                         THE ADVISORS' INNER CIRCLE FUND
                                   PROSPECTUS

                                  MARCH 1, 2007

             COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND

                           INSTITUTIONAL CLASS SHARES


                               INVESTMENT ADVISER:
                         COMMERCE CAPITAL MARKETS, INC.

          THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
               OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
                 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The Commerce Capital Treasury Obligations Money Market Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers different classes of shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about Institutional ("I") Class shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                      PAGE
     FUND SUMMARY ....................................................3
     INVESTMENT STRATEGY .............................................3
     PRINCIPAL RISKS OF INVESTING ....................................3
     PERFORMANCE INFORMATION..........................................4
     FUND FEES AND EXPENSES ..........................................4
     MORE INFORMATION ABOUT RISK .....................................6
     MORE INFORMATION ABOUT FUND INVESTMENTS .........................6
     INFORMATION ABOUT PORTFOLIO HOLDINGS ............................6
     INVESTMENT ADVISER ..............................................6
     PURCHASING AND SELLING FUND SHARES ..............................7
     OTHER POLICIES ..................................................11
     DIVIDENDS AND DISTRIBUTIONS .....................................12
     TAXES ...........................................................12
     FINANCIAL HIGHLIGHTS ............................................14
     HOW TO OBTAIN MORE INFORMATION ABOUT
         THE COMMERCE CAPITAL MARKETS FUNDS ..........................Back Cover

             COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                         High current income to the extent
                                        consistent with the preservation of
                                        capital and the maintenance of liquidity

INVESTMENT FOCUS                        U.S. Treasury securities and repurchase
                                        agreements involving these securities

PRINCIPAL INVESTMENT STRATEGY           Attempt to increase income without
                                        adding undue risk by analyzing yields

INVESTOR PROFILE                        Conservative investors seeking current
                                        income through a liquid investment

INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Treasury obligations, obligations and repurchase agreements involving these securities. This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. In selecting investments for the Fund, Commerce Capital Markets, Inc. (the "Adviser") tries to increase income without adding undue risk by analyzing yields. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. The Fund maintains a dollar-weighted average maturity of 90 days or less. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the I Class shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's I Class from calendar year to calendar year.

           2005                        2.74%
           2006                        4.55%

       BEST QUARTER                WORST QUARTER
           1.21%                       0.48%
        (12/31/06)                  (03/31/05)

CALL 1-866-733-4544 FOR THE FUND'S MOST CURRENT 7-DAY YIELD.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns for I Class shares for the periods ended December 31, 2006 to those of the iMoneyNet, Inc. Treasury & Repo Institutional Average.

                                                                       SINCE
                                                           1 YEAR    INCEPTION*
-------------------------------------------------------- ----------- -----------
FUND RETURN                                                4.55%       3.08%
IMONEYNET, INC. TREASURY & REPO INSTITUTIONAL
   AVERAGE                                                 4.60%       3.10%

* The Fund's inception date is May 26, 2004. Average comparisons begin on May 31, 2004.

WHAT IS AN AVERAGE?

An average measures the share prices of a specific group of mutual funds with a particular market objective. You cannot invest directly in an average. The iMoneyNet, Inc. Treasury & Repo Institutional Average is a composite of mutual funds with investment goals similar to the Fund.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD I CLASS SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                                                      I CLASS SHARES
-------------------------------------------------- --------------------
Investment Advisory Fees                                 0.30%
Other Expenses                                           0.10%
                                                        -----
Total Annual Fund Operating Expenses                     0.40%




For more information about these fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


        1 YEAR               3 YEARS           5 YEARS            10 YEARS
         $41                  $128               $224               $505

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the principal investments and strategies described in this prospectus, the Fund also may invest, to a limited extent, in other securities, use other strategies and engage in other investment practices. These non-principal investments and strategies are described in detail in the Statement of Additional Information ("SAI"), which also contains more information about the investments and strategies described in this prospectus. Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/COMMERCECAPITAL. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees (the "Board") of the Fund supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

Commerce Capital Markets, Inc., a wholly owned non-banking subsidiary of Commerce Bank, N.A., serves as the investment adviser to the Fund. The Adviser was formed in 1981 and is a professional investment management firm registered with the U.S. Securities and Exchange Commission ("SEC"). As of December 31, 2006, the Adviser had approximately $900 million in assets under management. The Adviser is entitled to receive an annual fee of 0.30% as a percentage of the Fund's average daily net assets for its investment advisory services, but may receive less due to any waivers. For the most recent fiscal year, the Fund paid 0.30% of its average daily net assets (after waivers) to the Adviser. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report dated October 31, 2006.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") I Class shares of the Fund.

HOW TO PURCHASE FUND SHARES



In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries are authorized agents of the Fund for the sole purpose of accepting purchase and redemption orders for Fund shares (referred to herein as "Authorized Intermediaries"). Purchase and redemption requests sent to such Authorized Intermediaries are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. Authorized Intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If an Authorized Intermediary fails to do so, it may be responsible for any resulting fees or losses. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers.

Please note that if your financial intermediary is not an Authorized Intermediary, you may have to transmit your purchase and sale requests to your intermediary at an earlier time for your transaction to become effective that day. This earlier cut-off time allows these intermediaries time to process your requests and transmit them to the Fund. These intermediaries are responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. Purchase and redemption requests sent to intermediaries that are not Authorized Intermediaries are executed at the NAV next determined after the Fund's transfer agent receives the order from the intermediary.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

HOW TO INVEST IN THE FUND

Shares of the Fund may be purchased by check, ACH or wire transfer.

         CHECKS: Checks must be drawn on U.S. financial institutions and made payable to "Commerce Capital Treasury Obligations Money Market Fund." The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order, third party check or traveler's check). The Fund does not accept purchases made by credit card checks.

         ACH TRANSFERS: Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.

         WIRES: Instruct your financial institution to make a Federal Funds wire payment to Citigroup Fund Services, LLC for further credit to the Commerce Capital Treasury Obligations Money Market Fund.* Your financial institution may charge you a fee for this service.

         *        Wire instructions are listed below.

CANCELED OR FAILED PAYMENTS. The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payments for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

WRITE TO:
Citigroup Fund Services, LLC
Attn:  Commerce Capital Funds
P.O. Box 446
Portland, ME 04112

WIRE INSTRUCTIONS:

Citibank N.A.
New York, NY
ABA #021000089
For Credit to: Citigroup Fund Services, LLC
Account Number: #30576692
Reference: Commerce Capital Treasury Obligations Money Market Fund - Institutional Shares
                Account Registration
                Account Number

TO PURCHASE OR SELL FUND SHARES BY TELEPHONE:
Call 1-866-733-4544

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange ("NYSE") and/or the Federal Reserve are open for business (a "Business Day").

The price per share (the offering price) will be the next net asset value per share ("NAV") next determined after the Fund receives your purchase order.

HOW THE FUND CALCULATES NAV

The Fund calculates NAV once each Business Day as of 1:30 p.m., Eastern Time. So, for you to be eligible to receive that day's NAV and the dividends declared on the day you submit your purchase order, the Fund must receive your order and federal funds (readily available funds) before 1:30 p.m., Eastern Time.

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the SAI. If it is determined that this method is unreliable during certain market conditions or for other reasons, fair value prices for the Fund's securities may be determined in good faith by the fair valuation committee using the Fund's policies and procedures under the Board's supervision.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $1,000 in the Fund. Your subsequent investments in the Fund must be made in amounts of at least $100. To purchase shares for an individual retirement account ("IRA") or other tax qualified account only, you must invest at least $100. The Fund may accept investments of smaller amounts at its discretion.

HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting the transfer agent or your financial institution. The transfer agent or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

The sale price of each share will be the NAV next determined after the Fund receives your request.

WIRE REDEMPTION PRIVILEGES. You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount you may redeem by wire is $100.

SIGNATURE GUARANTEE REQUIREMENTS. To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The Fund will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

o    Written requests to redeem $100,000 or more

o    Changes to a shareholder's record name

o Redemptions from an account for which the address or account registration has changed within the last 30 days

o Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record

o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

o Adding or changing: ACH transfer or wire instructions; telephone redemption or exchange options; or any other election in connection with your account

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be wired to your bank account. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In the event shares are redeemed in kind, shareholders will generally bear market risks until the securities are converted into cash.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $1,000 you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

LOST ACCOUNTS.

The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the transfer agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable NAV of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Fund's Adviser has informed the Board that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes net investment income monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Shareholders automatically receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state and local taxation, depending upon your tax situation. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Long-term capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your Fund shares. The gain or loss on the sale of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less, or long term capital gain or loss if you held the shares for longer.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Institutional Class shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the period ended October 31, 2006 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-866-733-4544.

FINANCIAL HIGHLIGHTS
COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                             RATIO OF      RATIO OF
                                                                                                             EXPENSES        NET
            NET ASSET                         DIVIDEND                                          RATIO OF    TO AVERAGE    INVESTMENT
              VALUE      NET     TOTAL FROM   FROM NET           NET ASSET          NET ASSETS   EXPENSES   NET ASSETS      LOSS TO
            BEGINNING INVESTMENT INVESTMENT  INVESTMENT  TOTAL   VALUE END  TOTAL     END OF    TO AVERAGE  (EXCLUDING      AVERAGE
            OF PERIOD   INCOME   OPERATIONS    INCOME  DIVIDENDS OF PERIOD RETURN+ PERIOD (000)  NET ASSETS   WAIVERS)    NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class Shares

Year Ended    $1.00      0.04        0.04      (0.04)    (0.04)     $1.00    4.33%    $173,892      0.40%       0.40%        4.25%
October 31,
2006
Year Ended    $1.00      0.02        0.02      (0.02)    (0.02)     $1.00   2.41%+++  $151,961      0.36%       0.40%        2.35%
October 31,
2005
May 26,      $1.00       0.00**      0.00**     0.00**    0.00**    $1.00   0.46%+++  $148,021      0.30%++     0.40%++      1.38%++
2004* to
October 31,
2004

*        Commencement of Operations.
**       Amount is less than $0.01 per share.
+        Total return is for the period indicated and has not been annualized.
         Total returns would have been lower had certain fees not been waived and expenses assumed by the Adviser and Sub-Distributor during the period indicated. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
++       Annualized.
+++ Total Returns would have been lower had certain fees not been waived and expenses assumed by the Adviser and/or Sub-Distributor during the period indicated.

                         THE ADVISORS' INNER CIRCLE FUND

                      COMMERCE CAPITAL TREASURY OBLIGATIONS
                                MONEY MARKET FUND

INVESTMENT ADVISER

Commerce Capital Markets, Inc.
One Commerce Square
2005 Market Street, Suite 200
Philadelphia, PA 19103

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following (please note that the Fund does not have a website):

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI dated March 1, 2007, includes detailed information about The Advisors' Inner Circle Fund and the Commerce Capital Markets Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain information from the Fund's managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-866-733-4544

BY MAIL:

Commerce Capital Funds
P.O. Box 446
Portland, ME 04112

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.


The Trust's Investment Company Act registration number is 811-06400.


                                                                 COM-PS-005-0100

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                  MARCH 1, 2007

             COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND

                              SERVICE CLASS SHARES

                               INVESTMENT ADVISER:
                         COMMERCE CAPITAL MARKETS, INC.

          THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
               OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
                 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The Commerce Capital Treasury Obligations Money Market Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers different classes of shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about Service ("S") Class shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                      PAGE
     FUND SUMMARY ................................................... 3
     INVESTMENT STRATEGY ............................................ 3
     PRINCIPAL RISKS OF INVESTING ................................... 3
     PERFORMANCE .................................................... 4
     FUND FEES AND EXPENSES ......................................... 4
     MORE INFORMATION ABOUT RISK .................................... 6
     MORE INFORMATION ABOUT FUND INVESTMENTS ........................ 6
     INFORMATION ABOUT PORTFOLIO HOLDINGS ........................... 6
     INVESTMENT ADVISER ............................................. 6
     PURCHASING AND SELLING FUND SHARES ............................. 7
     DISTRIBUTION OF FUND SHARES .................................... 11
     OTHER POLICIES ................................................. 12
     DIVIDENDS AND DISTRIBUTIONS .................................... 13
     TAXES .......................................................... 13
     FINANCIAL HIGHLIGHTS ........................................... 14
     HOW TO OBTAIN MORE INFORMATION ABOUT
         THE COMMERCE CAPITAL MARKETS FUNDS ......................... Back Cover

             COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                         High current income to the extent
                                        consistent with the preservation of
                                        capital and the maintenance of liquidity

INVESTMENT FOCUS                        U.S. Treasury securities and repurchase
                                        agreements involving these securities

PRINCIPAL INVESTMENT STRATEGY           Attempt to increase income without
                                        adding undue risk by analyzing yields

INVESTOR PROFILE                        Conservative investors seeking current
                                        income through a liquid investment

INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Treasury obligations, obligations and repurchase agreements involving these securities. This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. In selecting investments for the Fund, Commerce Capital Markets, Inc. (the "Adviser") tries to increase income without adding undue risk by analyzing yields. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. The Fund maintains a dollar-weighted average maturity of 90 days or less. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the S Class shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's S Class shares from calendar year to calendar year.

           2004                       0.52%
           2005                       2.23%
           2006                       4.03%

       BEST QUARTER                WORST QUARTER
           1.09%                       0.06%
        (12/31/06)                  (03/31/04)

CALL 1-866-733-4544 FOR THE FUND'S MOST CURRENT 7-DAY YIELD.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns for S Class shares for the periods ended December 31, 2006 to those of the iMoneyNet, Inc. Treasury & Repo Retail Average.

                                                                      SINCE
                                                       1 YEAR       INCEPTION*
-------------------------------------------------- -------------- -------------
FUND RETURN                                             4.03%         1.78%
IMONEYNET, INC. TREASURY & REPO RETAIL AVERAGE          4.21%         1.93%

* The Fund's inception date is January 10, 2003. Average comparisons begin on January 31, 2003.

WHAT IS AN AVERAGE?

An average measures the share prices of a specific group of mutual funds with a particular market objective. You cannot invest directly in an average. The iMoneyNet, Inc. Treasury & Repo Retail Average is a composite of mutual funds with investment goals similar to the Fund.


FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD S CLASS SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                                                      S CLASS SHARES
-------------------------------------------------- ------------------
Investment Advisory Fees                                 0.30%
Distribution and Service (12b-1) Fees                    0.50%
Other Expenses                                           0.10%
                                                        -----
Total Annual Fund Operating Expenses                     0.90%



For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 YEAR            3 YEARS         5 YEARS         10 YEARS
       $92              $287             $498           $1,108

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the principal investments and strategies described in this prospectus, the Fund also may invest, to a limited extent, in other securities, use other strategies and engage in other investment practices. These non-principal investments and strategies are described in detail in the Statement of Additional Information ("SAI"), which also contains more information about the investments and strategies described in this prospectus. Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/COMMERCECAPITAL. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees (the "Board") of the Fund supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

Commerce Capital Markets, Inc., a wholly owned non-banking subsidiary of Commerce Bank, N.A., serves as the investment adviser to the Fund. The Adviser was formed in 1981 and is a professional investment management firm registered with the U.S. Securities and Exchange Commission ("SEC"). As of December 31, 2006, the Adviser had approximately $900 million in assets under management. The Adviser is entitled to receive an annual fee of 0.30% as a percentage of the Fund's average daily net assets for its investment advisory services, but may receive less due to any waivers. For the most recent fiscal year, the Fund paid 0.30% of its average daily net assets (after waivers) to the Adviser. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report dated October 31, 2006.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") S Class shares of the Fund.

HOW TO PURCHASE FUND SHARES



In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries are authorized agents of the Fund for the sole purpose of accepting purchase and redemption orders for Fund shares (referred to herein as "Authorized Intermediaries"). Purchase and redemption requests sent to such Authorized Intermediaries are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. Authorized Intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If an Authorized Intermediary fails to do so, it may be responsible for any resulting fees or losses. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers.

Please note that if your financial intermediary is not an Authorized Intermediary, you may have to transmit your purchase and sale requests to your intermediary at an earlier time for your transaction to become effective that day. This earlier cut-off time allows these intermediaries time to process your requests and transmit them to the Fund. These intermediaries are responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. Purchase and redemption requests sent to intermediaries that are not Authorized Intermediaries are executed at the NAV next determined after the Fund's transfer agent receives the order from the intermediary.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

HOW TO INVEST IN THE FUND

Shares of the Fund may be purchased by check, ACH or wire transfer.

         CHECKS: Checks must be drawn on U.S. financial institutions and made payable to "Commerce Capital Treasury Obligations Money Market Fund." The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order, third party check or traveler's check). The Fund does not accept purchases made by credit card checks.

         ACH TRANSFERS: Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.

         WIRES: Instruct your financial institution to make a Federal Funds wire payment to Citigroup Fund Services, LLC for further credit to the Commerce Capital Treasury Obligations Money Market Fund.* Your financial institution may charge you a fee for this service.

         *        Wire instructions are listed below.

CANCELED OR FAILED PAYMENTS. The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payments for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

WRITE TO:
Citigroup Fund Services, LLC
Attn:  Commerce Capital Funds
P.O. Box 446
Portland, ME 04112

WIRE INSTRUCTIONS:

Citibank N.A.
New York, NY
ABA #021000089
For Credit to: Citigroup Fund Services, LLC
Account Number: #30576692
Reference: Commerce Capital Treasury Obligations Money Market Fund - S Shares
                Account Registration
                Account Number

TO PURCHASE OR SELL FUND SHARES BY TELEPHONE:
Call 1-866-733-4544

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange ("NYSE") and/or the Federal Reserve are open for business (a "Business Day").

The price per share (the offering price) will be the next net asset value per share ("NAV") next determined after the Fund receives your purchase order.

HOW THE FUND CALCULATES NAV

The Fund calculates NAV once each Business Day as of 1:30 p.m., Eastern Time. So, for you to be eligible to receive that day's NAV and the dividends declared on the day you submit your purchase order, the Fund must receive your order and federal funds (readily available funds) before 1:30 p.m., Eastern Time.

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the SAI. If it is determined that this method is unreliable during certain market conditions or for other reasons, fair value prices for the Fund's securities may be determined in good faith by the fair valuation committee using the Fund's policies and procedures under the Board's supervision.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $1,000 in the Fund. Your subsequent investments in the Fund must be made in amounts of at least $100. To purchase shares for an individual retirement account ("IRA") or other tax qualified account only, you must invest at least $100. The Fund may accept investments of smaller amounts at its discretion.

HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting the transfer agent or your financial institution. The transfer agent or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

The sale price of each share will be the NAV next determined after the Fund receives your request.

WIRE REDEMPTION PRIVILEGES. You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount you may redeem by wire is $100.

SIGNATURE GUARANTEE REQUIREMENTS. To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The Fund will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

o    Written requests to redeem $100,000 or more

o    Changes to a shareholder's record name

o Redemptions from an account for which the address or account registration has changed within the last 30 days

o Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record

o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

o Adding or changing: ACH transfer or wire instructions; telephone redemption or exchange options; or any other election in connection with your account

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be wired to your bank account. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In the event shares are redeemed in kind, shareholders will generally bear market risks until the securities are converted into cash.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $1,000 you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

LOST ACCOUNTS.

The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the transfer agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its S Class shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For S Class shares of the Fund, the maximum annual distribution fee is 0.50% of the average daily net assets of the Fund.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

OTHER POLICIES


EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable NAV of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Fund's Adviser has informed the Board that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes net investment income monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Shareholders automatically receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state and local taxation, depending upon your tax situation. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Long-term capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your Fund shares. The gain or loss on the sale of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less, or long term capital gain or loss if you held the shares for longer.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Service Class shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the period ended October 31, 2006 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-866-733-4544.

FINANCIAL HIGHLIGHTS
COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                             RATIO OF      RATIO OF
                                                                                                             EXPENSES        NET
            NET ASSET                         DIVIDEND                                           RATIO OF   TO AVERAGE    INVESTMENT
              VALUE      NET     TOTAL FROM   FROM NET           NET ASSET          NET ASSETS   EXPENSES   NET ASSETS      LOSS TO
            BEGINNING INVESTMENT INVESTMENT  INVESTMENT  TOTAL   VALUE END  TOTAL     END OF    TO AVERAGE  (EXCLUDING      AVERAGE
            OF PERIOD   INCOME   OPERATIONS    INCOME  DIVIDENDS OF PERIOD RETURN+ PERIOD (000)  NET ASSETS   WAIVERS)    NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Service Class Shares

Year Ended   $1.00      0.04        0.04      (0.04)    (0.04)     $1.00     3.81%    $522,529   0.90%     3.75%    0.90%
October 31,
2006
Year Ended   $1.00      0.02        0.02      (0.02)    (0.02)     $1.00    1.90%+++  $513,363   0.86%     1.89%    0.90%
October 31,
2005
Year Ended   $1.00     0.00**      0.00**     0.00**    0.00**     $1.00    0.38%+++  $438,371   0.75%     0.35%    0.90%
October 31,
2004
January 10,  $1.00     0.00**      0.00**     0.00**    0.00**     $1.00    0.28+++   $547,656  0.73++    0.31++    0.92++
2003* to
October 31,
2003



*    Commencement of Operations.
**   Amount is less than $0.01 per share.

+ Total return is for the period indicated and has not been annualized. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
++   Annualized.
+++ Total returns would have been lower had certain fees not been waived and expenses assumed by the Adviser and Sub-Distributor during the period indicated.

                         THE ADVISORS' INNER CIRCLE FUND

                     COMMERCE CAPITAL TREASURY OBLIGATIONS
                                MONEY MARKET FUND


INVESTMENT ADVISER

Commerce Capital Markets, Inc.
One Commerce Square
2005 Market Street, Suite 200
Philadelphia, PA 19103

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following (please note that the Fund does not have a website):

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI dated March 1, 2007, includes detailed information about The Advisors' Inner Circle Fund and the Commerce Capital Markets Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain information from the Fund's managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-866-733-4544

BY MAIL:

Commerce Capital Funds
P.O. Box 446
Portland, ME 04112

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.



The Trust's Investment Company Act registration number is 811-06400.


                                                                 COM-PS-004-0100

                         THE ADVISORS' INNER CIRCLE FUND


                                   PROSPECTUS

                                  MARCH 1, 2007


             COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND

                           ADMINISTRATION CLASS SHARES


                               INVESTMENT ADVISER:
                         COMMERCE CAPITAL MARKETS, INC.


          THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
               OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
                 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The Commerce Capital Treasury Obligations Money Market Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers different classes of shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about Administration Class shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                      PAGE
     FUND SUMMARY ....................................................3
     INVESTMENT STRATEGY .............................................3
     PRINCIPAL RISKS OF INVESTING ....................................3
     PERFORMANCE .....................................................4
     FUND FEES AND EXPENSES ..........................................4
     MORE INFORMATION ABOUT RISK .....................................6
     MORE INFORMATION ABOUT FUND INVESTMENTS .........................6
     INFORMATION ABOUT PORTFOLIO HOLDINGS ............................6
     INVESTMENT ADVISER ..............................................6
     PURCHASING AND SELLING FUND SHARES ..............................7
     OTHER POLICIES ..................................................11
     DIVIDENDS AND DISTRIBUTIONS .....................................12
     TAXES ...........................................................13
     HOW TO OBTAIN MORE INFORMATION ABOUT
         THE COMMERCE CAPITAL MARKETS FUNDS ..........................Back Cover

             COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                      High current income to the extent
                                     consistent with the preservation of capital and the maintenance of liquidity

INVESTMENT FOCUS                     U.S. Treasury securities and repurchase
                                     agreements involving these securities

PRINCIPAL INVESTMENT STRATEGY        Attempt to increase income without adding
                                     undue risk by analyzing yields

INVESTOR PROFILE                     Conservative investors seeking current
                                     income through a liquid investment

INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements involving these securities. This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. In selecting investments for the Fund, Commerce Capital Markets, Inc. (the "Adviser") tries to increase income without adding undue risk by analyzing yields. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. The Fund maintains a dollar-weighted average maturity of 90 days or less. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.



This bar chart shows changes in the performance of the Fund's Administration Class shares from calendar year to calendar year.

                2004                      0.52%
                2005                      2.23%
                2006                      4.03%

           BEST QUARTER                WORST QUARTER
               1.09%                       0.06%
            (12/31/06)                  (03/31/04)

CALL 1-866-733-4544 FOR THE FUND'S MOST CURRENT 7-DAY YIELD.

AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns for Administration Class shares for the periods ended December 31, 2006 to those of the iMoneyNet, Inc. Treasury & Repo Retail Average.

                                                                      SINCE
                                                        1 YEAR      INCEPTION*
---------------------------------------------------- ------------- ------------
FUND RETURN                                              4.03%          1.78%
IMONEYNET, INC. TREASURY & REPO RETAIL
  AVERAGE                                                4.21%          1.93%

* The Fund's inception date is March 1, 2004. Average comparisons begin on January 31, 2003

WHAT IS AN AVERAGE?

An average measures the share prices of a specific group of mutual funds with a particular market objective. You cannot invest directly in an average. The iMoneyNet, Inc. Treasury & Repo Retail Average is a composite of mutual funds with investment goals similar to the Fund.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD ADMINISTRATION CLASS SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                                                   ADMINISTRATION CLASS
                                                          SHARES
------------------------------------------------- ---------------------
Investment Advisory Fees                                0.30%
Distribution and Service (12b-1) Fees                   0.25%
Other Expenses                                          0.10%
                                                       -----
Total Annual Fund Operating Expenses*                   0.65%





For more information about these fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


     1 YEAR            3 YEARS         5 YEARS         10 YEARS
      $66                $208            $362             $810

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the principal investments and strategies described in this prospectus, the Fund also may invest, to a limited extent, in other securities, use other strategies and engage in other investment practices. These non-principal investments and strategies are described in detail in the Statement of Additional Information ("SAI"), which also contains more information about the investments and strategies described in this prospectus. Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/COMMERCECAPITAL. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of the Fund (the "Board") supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

Commerce Capital Markets, Inc., a wholly owned non-banking subsidiary of Commerce Bank, N.A., serves as the adviser to the Fund. The Adviser was formed in 1981 and is a professional investment management firm registered with the SEC. As of December 31, 2006, the Adviser had approximately $900 million in assets under management. The Adviser is entitled to receive an annual fee of 0.30% as a percentage of the Fund's average daily net assets for its investment advisory services, but may receive less due to any waivers. For the most recent fiscal year, the Fund paid 0.30% of its average daily net assets to the Adviser. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report dated October 31, 2006.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Administration shares of the Fund.

HOW TO PURCHASE FUND SHARES

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries are authorized agents of the Fund for the sole purpose of accepting purchase and redemption orders for Fund shares (referred to herein as "Authorized Intermediaries"). Purchase and redemption requests sent to such Authorized Intermediaries are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. Authorized Intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If an Authorized Intermediary fails to do so, it may be responsible for any resulting fees or losses. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers.

Please note that if your financial intermediary is not an Authorized Intermediary, you may have to transmit your purchase and sale requests to your intermediary at an earlier time for your transaction to become effective that day. This earlier cut-off time allows these intermediaries time to process your requests and transmit them to the Fund. These intermediaries are responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. Purchase and redemption requests sent to intermediaries that are not Authorized Intermediaries are executed at the NAV next determined after the Fund's transfer agent receives the order from the intermediary.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

HOW TO INVEST IN THE FUND

Shares of the Fund may be purchased by check, ACH or wire transfer.

         CHECKS: Checks must be drawn on U.S. financial institutions and made payable to "Commerce Capital Treasury Obligations Money Market Fund." The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order, third party check or traveler's check). The Fund does not accept purchases made by credit card checks.

         ACH TRANSFERS: Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.

         WIRES: Instruct your financial institution to make a Federal Funds wire payment to Citigroup Fund Services, LLC for further credit to the Commerce Capital Treasury Obligations Money Market Fund.* Your financial institution may charge you a fee for this service.

         *        Wire instructions are listed below.

CANCELED OR FAILED PAYMENTS. The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payments for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

WRITE TO:
Citigroup Fund Services, LLC
Attn:  Commerce Capital Funds
P.O. Box 446
Portland, ME 04112

WIRE INSTRUCTIONS:
Citibank NA
New York, New York
ABA #021000089
For Credit to:
Citigroup Fund Services, LLC
Account #30576692
Commerce Capital Treasury Obligations Money Market Fund - Administration Shares Shareholder Name
Shareholder Account No.

TO PURCHASE OR SELL FUND SHARES BY TELEPHONE:
Call 1-866-733-4544

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange ("NYSE") and/or the Federal Reserve are open for business (a "Business Day").

The price per share (the offering price) will be the next net asset value per share ("NAV") next determined after the Fund receives your purchase order.

HOW THE FUND CALCULATES NAV

The Fund calculates NAV once each Business Day as of 1:30 p.m., Eastern Time. So, for you to be eligible to receive that day's NAV and the dividends declared on the day you submit your purchase order, the Fund must receive your order and federal funds (readily available funds) before 1:30 p.m., Eastern Time.

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the SAI. If it is determined that this method is unreliable during certain market conditions or for other reasons, fair value prices for the Fund's securities may be determined in good faith by the fair valuation committee using the Fund's policies and procedures under the Board's supervision.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $1,000 in the Fund. Your subsequent investments in the Fund must be made in amounts of at least $100. To purchase shares for an individual retirement account ("IRA") or other tax qualified account only, you must invest at least $100. The Fund may accept investments of smaller amounts at its discretion.

HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting the transfer agent or your financial institution. The transfer agent or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

The sale price of each share will be the NAV next determined after the Fund receives your request.

WIRE REDEMPTION PRIVILEGES. You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount you may redeem by wire is $100.

SIGNATURE GUARANTEE REQUIREMENTS. To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The Fund will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

o    Written requests to redeem $100,000 or more

o    Changes to a shareholder's record name

o Redemptions from an account for which the address or account registration has changed within the last 30 days

o Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record

o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

o Adding or changing: ACH transfer or wire instructions; telephone redemption or exchange options; or any other election in connection with your account

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be wired to your bank account. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In the event shares are redeemed in kind, shareholders will generally bear market risks until the securities are converted into cash.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $1,000 you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

LOST ACCOUNTS

The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its Administration Class shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For Administration Class shares of the Fund, the maximum annual distribution fee is 0.25% of the average daily net assets of the Fund.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable net asset value of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Fund's Adviser has informed the Board that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes net investment income monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Shareholders automatically receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state and local taxation, depending upon your tax situation. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your Fund shares. The gain or loss on the sale of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less, or long term capital gain or loss if you held the shares for longer.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

More information about taxes is in the SAI.

                         THE ADVISORS' INNER CIRCLE FUND
                      COMMERCE CAPITAL TREASURY OBLIGATIONS
                                MONEY MARKET FUND


INVESTMENT ADVISER

Commerce Capital Markets, Inc.
One Commerce Square
2005 Market Street, Suite 200
Philadelphia, PA 19103

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following (please note that the Fund does not have a website):

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI dated March 1, 2007, includes detailed information about The Advisors' Inner Circle Fund and the Commerce Capital Markets Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain information from the Fund's managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-866-733-4544

BY MAIL:

Commerce Capital Funds
P.O. Box 446
Portland, ME 04112

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.



The Trust's Investment Company Act registration number is 811-06400.

                                                                   XXX-XX-XXX-XX

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS
                                  MARCH 1, 2007

                         COMMERCE CAPITAL INSTITUTIONAL
                       SELECT GOVERNMENT MONEY MARKET FUND

                           INSTITUTIONAL CLASS SHARES

                               INVESTMENT ADVISER:
                         COMMERCE CAPITAL MARKETS, INC.


   THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i
1-WA/2667837.8

                              ABOUT THIS PROSPECTUS

The Commerce Capital Institutional Select Government Money Market Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers different classes of shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about Institutional ("I") Class shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                                        PAGE
     FUND SUMMARY.......................................................................1
     INVESTMENT STRATEGY................................................................1
     PRINCIPAL RISKS OF INVESTING ......................................................1
     PERFORMANCE........................................................................2
     FUND FEES AND EXPENSES.............................................................2
     MORE INFORMATION ABOUT RISK........................................................3
     MORE INFORMATION ABOUT FUND INVESTMENTS............................................3
     INFORMATION ABOUT PORTFOLIO HOLDINGS...............................................3
     INVESTMENT ADVISER.................................................................4
     PURCHASING AND SELLING FUND SHARES.................................................4
     OTHER POLICIES.....................................................................8
     DIVIDENDS AND DISTRIBUTIONS........................................................9
     TAXES..............................................................................10
     HOW TO OBTAIN MORE INFORMATION ABOUT
         THE COMMERCE CAPITAL MARKETS FUNDS.............................................Back Cover

10
1-WA/2667837.8


                      COMMERCE CAPITAL INSTITUTIONAL SELECT
                          GOVERNMENT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                                         High current income to the extent consistent with the
                                                        preservation of capital and the maintenance of liquidity

INVESTMENT FOCUS                                        U.S. Treasury and U.S. government agency securities, and
                                                        repurchase agreements involving these securities

PRINCIPAL INVESTMENT STRATEGY                           Attempt to increase income without adding undue risk by
                                                        analyzing yields

INVESTOR PROFILE                                        Conservative investors seeking current income through a
                                                        liquid investment



INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government, and repurchase agreements involving these securities. This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. In selecting investments for the Fund, Commerce Capital Markets, Inc. (the "Adviser") tries to increase income without adding undue risk by analyzing yields. The Adviser actively manages the maturity of the Fund and its portfolio to maximize the Fund's yield based on current market interest rates and the Adviser's outlook on the market. The Fund maintains a dollar-weighted average maturity of 90 days or less. As a money market fund, the Fund follows strict rules about credit risk, maturity and diversification of its investments.

PRINCIPAL RISKS OF INVESTING

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The Fund commenced operations on November 29, 2006, and therefore, does not have performance history for a full calendar year.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD I CLASS SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                             I CLASS SHARES
-------------------------------------------------- -----------------------------
Investment Advisory Fees                                        0.15%
Other Expenses*                                                 0.84%
Total Annual Fund Operating Expenses**                          0.99%

--------------------------------------------------------------------------------
*  Other Expenses are based on estimated amounts for the current fiscal year.
** The Fund's Adviser has voluntarily agreed to reduce fees and to reimburse expenses in order to keep the Fund's actual total annual operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.20%. If interest, taxes, brokerage commissions and extraordinary expenses were included, total annual operating expenses would be higher. The Adviser may discontinue all or part of this expense limitation reimbursement at any time. In addition, if at any point during the first three years after the expense was incurred it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Operating Expenses" and 0.20% to recapture any of its prior expense limitation reimbursements.

For more information about these fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                    1 YEAR                    3 YEARS
                                     $101                      $315

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the principal investments and strategies described in this prospectus, the Fund also may invest, to a limited extent, in other securities, use other strategies and engage in other investment practices. These non-principal investments and strategies are described in detail in the Statement of Additional Information ("SAI"), which also contains more information about the investments and strategies described in this prospectus. Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://sei2funds.seic.com/commercecapital. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of the Fund (the "Board") supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

Commerce Capital Markets, Inc., a wholly owned non-banking subsidiary of Commerce Bank, N.A., serves as the investment adviser to the Fund. The Adviser was formed in 1981 and is a professional investment management firm registered with the U.S. Securities and Exchange Commission ("SEC"). As of December 31, 2006, the Adviser had approximately $900 million in assets under management. The Adviser is entitled to receive an annual fee of 0.15% as a percentage of the Fund's average daily net assets for its investment advisory services. The Fund's adviser has voluntarily agreed to reduce fees and to reimburse expenses in order to keep the Fund's actual total annual operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.20%. If interest, taxes, brokerage commissions and extraordinary expenses were included, total annual operating expenses would be higher. The Adviser may discontinue all or part of this expense limitation reimbursement at any time. In addition, if at any point during the first three years after the expense was incurred it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Operating Expenses" and 0.20% to recapture any of its prior expense limitation reimbursements. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement can be found in the Fund's Semi-Annual Report dated April 30, 2007, which covers the period from the Fund's inception date to April 30, 2007.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") I Class shares of the Fund.

HOW TO PURCHASE FUND SHARES

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers ("authorized institutions"). When you purchase or sell Fund shares through certain authorized institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these authorized institutions at an earlier time for your transaction to become effective that day. This allows these authorized institutions time to process your requests and transmit them to the Fund. Your authorized institution is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time.

Certain financial intermediaries are authorized agents of the Fund for the sole purpose of accepting purchase and redemption orders for Fund shares (referred to herein as "Authorized Intermediaries"). Purchase and redemption requests sent to such Authorized Intermediaries are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. Authorized Intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If an Authorized Intermediary fails to do so, it may be responsible for any resulting fees or losses. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers.

Please note that if your financial intermediary is not an Authorized Intermediary, you may have to transmit your purchase and sale requests to your intermediary at an earlier time for your transaction to become effective that day. This earlier cut-off time allows these intermediaries time to process your requests and transmit them to the Fund. These intermediaries are responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. Purchase and redemption requests sent to intermediaries that are not Authorized Intermediaries are executed at the NAV next determined after the Fund's transfer agent receives the order from the intermediary.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

HOW TO INVEST IN THE FUND

Shares of the Fund may be purchased by check, ACH or wire transfer.

         CHECKS: Checks must be drawn on U.S. financial institutions and made payable to "Commerce Capital Institutional Select Government Money Market Fund." The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order, third party check or traveler's check). The Fund does not accept purchases made by credit card checks.

         ACH TRANSFERS: Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.

         WIRES: Instruct your financial institution to make a Federal Funds wire payment to Citigroup Fund Services, LLC for further credit to the Commerce Capital Institutional Select Government Money Market Fund.* Your financial institution may charge you a fee for this service.

*        Wire instructions are listed below.

CANCELED OR FAILED PAYMENTS. The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payments for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

WRITE TO:
Citigroup Fund Services, LLC
Attn:  Commerce Capital Funds
P.O. Box 446
Portland, ME 04112

WIRE INSTRUCTIONS:
Citibank N.A.
New York, NY
ABA# 021000089
For Credit to: Citigroup Fund Services, LLC
Account Number: #30576692
Reference: Commerce Capital Institutional Select Government Money Market Fund - Institutional Class Shares
                  Account Registration
                  Account Number

TO PURCHASE OR SELL FUND SHARES BY TELEPHONE:
Call 1-866-733-4544

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange ("NYSE") and/or the Federal Reserve are open for business (a "Business Day").

The price per share (the offering price) will be the next net asset value per share ("NAV") next determined after the Fund receives your purchase order.

HOW THE FUND CALCULATES NAV

The Fund calculates NAV once each Business Day as of 1:30 p.m., Eastern Time. So, for you to be eligible to receive that day's NAV and the dividends declared on the day you submit your purchase order, the Fund must receive your order and federal funds (readily available funds) before 1:30 p.m., Eastern Time.

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the SAI. If it is determined that this method is unreliable during certain market conditions or for other reasons, fair value prices for the Fund's securities may be determined in good faith by the fair valuation committee using the Fund's policies and procedures under the Board's supervision.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $10,000,000 in the Fund. The Fund may accept investments of smaller amounts at its discretion. There is no minimum amount for subsequent investments in the Fund.

HOW TO SELL YOUR FUND SHARES

You may sell (sometimes called "redeem") your shares on any Business Day by contacting the transfer agent or your financial institution. The transfer agent or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

The sale price of each share will be the NAV next determined after the Fund receives your request.

WIRE REDEMPTION PRIVILEGES. You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount you may redeem by wire is $100.

SIGNATURE GUARANTEE REQUIREMENTS. To protect you and the Fund against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The Fund will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:
o        Written requests to redeem $100,000 or more
o        Changes to a shareholder's record name
o Redemptions from an account for which the address or account registration has changed within the last 30 days
o Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record
o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
o Adding or changing: ACH transfer or wire instructions; telephone redemption or exchange options; or any other election in connection with your account

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be wired to your bank account. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In the event shares are redeemed in kind, shareholders will generally bear market risks until the securities are converted into cash.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $100,000 you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

LOST ACCOUNTS.

The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the transfer agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.


OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is a money market fund and seeks to provide a high degree of liquidity, current income and a stable NAV of $1.00 per share. The Fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the Fund's investments, and money market instruments in general, and the Fund's intended purpose to serve as a short-term investment vehicle for shareholders, the Fund's Adviser has informed the Board that it believes that it would not be in shareholders' best interests to place any limitations on the frequency of shareholder purchases and redemptions into and out of the Fund. As a result, the Board has not adopted a Fund policy and procedures with respect to frequent purchases and redemptions.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes net investment income monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Shareholders automatically receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state and local taxation, depending upon your tax situation. The Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Long-term capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. Although the stable share price is not guaranteed, because the Fund expects to maintain a $1.00 NAV, you should not expect to realize any gain or loss on the sale of your Fund shares. The gain or loss on the sale of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less, or long term capital gain or loss if you held the shares for longer.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

More information about taxes is in the SAI.

                         THE ADVISORS' INNER CIRCLE FUND

       COMMERCE CAPITAL INSTITUTIONAL SELECT GOVERNMENT MONEY MARKET FUND

INVESTMENT ADVISER

Commerce Capital Markets, Inc.
One Commerce Square
2005 Market Street, Suite 200
Philadelphia, PA 19103

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following (please note that the Fund does not have a website):

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI dated March 1, 2007, includes detailed information about The Advisors' Inner Circle Fund and the Commerce Capital Markets Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain information from the Fund's managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-866-733-4544

BY MAIL:
Commerce Capital Funds
P.O. Box 446
Portland, ME 04112


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

The Trust's Investment Company Act registration number is 811-06400.

                                                                 COM-PS-001-0200

                        THE ADVISORS' INNER CIRCLE FUND


                    [LOGO] E D G E W O O D
                           MANAGEMENT LLC


EDGEWOOD GROWTH FUND


INSTITUTIONAL SHARES PROSPECTUS                                    MARCH 1, 2007











                              INVESTMENT ADVISER:
                            EDGEWOOD MANAGEMENT LLC


          THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
               OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
                 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
ABOUT THIS PROSPECTUS
--------------------------------------------------------------------------------

The Edgewood Growth Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers separate series. Each series has individual investment goals and strategies. This prospectus gives you important information about the Institutional Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.


This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:


     FUND INVESTMENT OBJECTIVE ..............................................  1
     PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF INVESTING .................  1
     PERFORMANCE INFORMATION ................................................  3
     FUND FEES AND EXPENSES .................................................  3
     MORE INFORMATION ABOUT PRINCIPAL RISK ..................................  5
     MORE INFORMATION ABOUT PRINCIPAL FUND INVESTMENTS ......................  7
     INFORMATION ABOUT PORTFOLIO HOLDINGS ...................................  7
     INVESTMENT ADVISER .....................................................  8
     INVESTMENT TEAM ........................................................  8
     PURCHASING AND SELLING FUND SHARES .....................................  9
     SHAREHOLDER SERVICING ARRANGEMENTS ..................................... 16
     OTHER POLICIES ......................................................... 16
     DIVIDENDS AND DISTRIBUTIONS ............................................ 19
     TAXES .................................................................. 20
     FINANCIAL HIGHLIGHTS ................................................... 21
     HOW TO OBTAIN MORE INFORMATION ABOUT THE
     EDGEWOOD GROWTHFUND ...........................................   BACKCOVER

--------------------------------------------------------------------------------
EDGEWOOD GROWTH FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The investment objective of the Fund is to provide long-term growth of capital. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The Fund is non-diversified and will primarily invest in a core group of 15-35 equity securities, which includes both common stocks and sponsored American Depositary Receipts ("ADRs"). The Fund is flexibly managed, with the ability to invest in equity securities of a smaller number of issuers and/or industry sectors than diversified mutual funds. The Fund focuses on U.S. companies that Edgewood Management LLC (the "Adviser") believes are quality companies whose stock offers the potential for future price appreciation.

     In selecting investments for the Fund, the Adviser seeks to identify companies possessing fundamentally strong market positions in growing industries, exceptional earnings power, and consistency of earnings performance, with a particular focus on growing companies experiencing superior rates of return over varying economic cycles. Investment decisions are based upon a fundamental analysis that emphasizes company specific research. The goal of the process is to invest in growth companies in both established and growing industries that display the following characteristics: record of consistent earnings power; earnings growth rate in excess of the S&P 500 Index; dominant market position or proven strength; attractive fundamental financial valuation; superior management; management/ insider ownership; and industry growth rate in excess of the growth of GDP. The Fund's investments are expected to have a bias toward larger capitalization issuers (those with market capitalizations in excess of $10 billion), but the Fund may also invest in small capitalization (between $100 million and $4 billion) and medium capitalization (between $4 billion and $10 billion) companies.

     The Fund seeks to buy and hold securities for the long term, and seeks to keep portfolio turnover to a minimum. However, the Adviser may sell a security in response to deterioration in a company's business prospects, performance or financial strength, when the security's price is no longer justifiable or the security demonstrates earnings disappointments.

PRINCIPAL RISKS OF INVESTING
-------------------------------------------------------------------------------

     As with all mutual funds, a shareholder's investment in the Fund is subject to the risk that the shareholder could lose money on his or her investment. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

     The Fund is actively managed by the Adviser. Therefore, like all actively managed mutual funds, the Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

     Since it purchases equity securities, including common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

     The Fund is non-diversified and its investment strategy often results in a core group of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

     To the extent that the Fund invests in small and medium capitalization companies, the Fund may be subject to additional risk. Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

     When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     The Fund does not have a full calendar year of performance.

FUND FEES AND EXPENSES
-------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                            INSTITUTIONAL SHARES
     ---------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                         None
     ---------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load) (as a percentage of
        net asset value)                                            None
     ---------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Reinveste Dividends
        and Other Distributions (as a percentage of offering price) None
     ---------------------------------------------------------------------------
     Redemption Fee (as a percentage of amount redeemed,
        if applicable)*                                             None


     * Your proceeds can be wired to your bank account (subject to a $10 fee), by ACH, or by check to address of record.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                            INSTITUTIONAL SHARES
     ---------------------------------------------------------------------------
     Investment Advisory Fees                                      1.00%
     ---------------------------------------------------------------------------
     Other Expenses                                                2.36%
     ---------------------------------------------------------------------------
     Acquired Fund Fees and Expenses                               0.00%*
     ---------------------------------------------------------------------------
     Total Annual Operating Expenses**                             3.36%
     ---------------------------------------------------------------------------
     Less Fee Waivers and Expense Reimbursements                  (2.36%)
     ---------------------------------------------------------------------------
     Net Expenses                                                  1.00%
     ---------------------------------------------------------------------------

     *    Represents less than 0.01%.
     ** The Adviser has contractually agreed to limit the Fund's other expenses in order to keep the Fund's actual total annual operating expenses for Institutional Shares (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding the "Net Expenses" shown until March 1, 2008. In addition, if at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Operating Expenses" and the "Net Expenses" above to recapture any of its prior expense limitation reimbursements.

     For more information about Investment Advisory fees, see "Investment Adviser."

EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:

               1 Year          3 Years          5 Years          10 Years
      --------------------------------------------------------------------------
                $102            $812            $1,546            $3,489

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT PRINCIPAL RISK
--------------------------------------------------------------------------------

     The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

     The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

     The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

     EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

     FOREIGN SECURITY RISK - Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the - Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------

     The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. In the event that the Adviser determines that securities meeting the Fund's investment objectives are not readily available for purchase, the Fund may hold uninvested assets in cash or money market instruments in order to maintain liquidity. In addition, during unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Fund's investment adviser believes that the risk of loss outweighs the opportunity for growth of total return.

     This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

     The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://sei2funds.seic.com/edgewood. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Edgewood Management LLC is a New York limited liability company formed in 2006 and is the successor to Edgewood Management Company, founded in 1974. The Adviser's principal place of business is located at 350 Park Avenue, 18th Floor, New York, New York 10022-6057. As of December 31, 2006, the Adviser had approximately $3.1 billion in assets under management.

     The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% based on the average daily net assets of the Institutional Shares of the Fund. The Adviser has contractually agreed to limit the Fund's other expenses in order to keep the Fund's actual total annual operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.00% until March 1, 2008. In addition, if at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to make expense limitation reimbursements for the Fund's Institutional Shares, the Board may permit the Adviser to recapture any of its prior expense limitation reimbursements. During its most recent fiscal year, the Fund paid 0.00% of its average daily net assets in advisory fees to the Adviser. A discussion regarding the basis for Board's approval of the Fund's investment advisory contract is available in the Fund's Semi-Annual Report dated April 30, 2006, which covers the period from the Fund's inception to April 30, 2006.

INVESTMENT TEAM
--------------------------------------------------------------------------------

     The Edgewood Growth Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund.

     Mr. Alan W. Breed has served as President of the Adviser since June 1998, after serving as a Managing Director from January 1994 to June 1998. He has served on the portfolio team of the Fund since its inception. Mr. Breed has more than 23 years of investment experience.

     Mr. Lawrence G. Creel has served as Partner of the Adviser since February 1996. He has served on the portfolio management team of the Fund since its inception. Mr. Creel has more than 23 years of investment experience.

     Mr. Scott Edwardson has served as Senior Research Analyst of the Adviser since May 2000. He has served on the portfolio management team of the Fund since its inception. Mr. Edwardson has more than 6 years of investment experience.

     Mr. Alex Farman-Farmaian has served as Vice Chairman and Member of the Board of Managers of the Adviser since January 2006. He has served on the portfolio management team of the Fund since its inception. Prior to joining the Adviser, Mr. Farman-Farmaian served as an Equity Analyst and Portfolio Manager with WP Stewart & Co., Inc. from June 1986 through January 2006. Mr. Farman-Farmaian has more than 20 years of investment experience.

     Mr. Peter Jennison has served as a Member of the Board of Managers of the Adviser since January 2006. He has served on the portfolio management team of the Fund since its inception. Prior to joining the Adviser, Mr. Jennison served as an Equity Analyst and Portfolio Manager with WP Stewart & Co., Inc. from 1989 through January 2006. Mr. Jennison has more than 22 years of investment experience.

     Mr. Jim Robillard has served as Senior Research Analyst of the Adviser since July 2004. He has served on the portfolio management team of the Fund since its inception. Prior to joining the Adviser, Mr. Robillard attended the University of Chicago Graduate School of Business from August 2002 to June 2004. He served as a Marketing Consultant with Coyote Consulting from November 2001 to August 2002 and as Institution Sales Director with Van Wagoner Capital Management from November 1999 to November 2001. Mr. Robillard has more than 9 years of investment experience.

     Mr. Kevin R. Seth has served as Partner of the Adviser since February 1995. He has served on the portfolio management team of the Fund since its inception. Mr. Seth has more than 25 years of investment experience.

     Mr. Nicholas A. Stephens, CFA, has served as Partner of the Adviser since January 1993. He has served on the portfolio management team of the Fund since its inception. Mr. Stephens has more than 22 years of investment experience.

     The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

     This section tells you how to purchase and sell (sometimes called "redeem") Institutional Shares of the Fund.

     Institutional Shares of the Fund are principally designed for purchase by institutional investors.

HOW TO PURCHASE FUND SHARES

     To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-800-791-4226.

     All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by third-party or credit card checks.

     The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Market Timing Policies and Procedures."

     The Fund does not generally accept investments by non-U.S. persons. Non-

     U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

     REGULAR MAIL ADDRESS
     Edgewood Growth Fund
     P.O. Box 219009
     Kansas City, MO 64121-9009

     EXPRESS MAIL ADDRESS
     Edgewood Growth Fund
     c/o DST Systems, Inc.
     430 W. 7th Street
     Kansas City, MO 64105

BY WIRE

     To open an account by wire, first call 1-800-791-4226 for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the Fund name and your account number).

     WIRING INSTRUCTIONS

     UMB Bank, N.A.
     ABA#: 101000695
     Edgewood Growth Fund
     DDA# 9870523965

     Ref: account number/account name/wire control number


GENERAL INFORMATION

     You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days either the NYSE or the Federal Reserve is closed. The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund is provided (i) a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, and (ii) sufficient purchase proceeds.

     The Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern
     Time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through your account with your broker or financial intermediary. For the reasons discussed below, if you place an order through a financial intermediary, please consult with the financial intermediary to determine when your order will be executed. In addition, when dealing with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers.

     Certain financial intermediaries are authorized agents of the Fund for the sole purpose of accepting purchase and redemption orders for Fund shares (referred to herein as "Authorized Intermediaries"). Purchase and redemption requests sent to such Authorized Intermediaries are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. So, for you to receive the current Business Day's NAV, an Authorized Intermediary must receive your purchase or sale order in proper form before 4:00 p.m., Eastern Time. Authorized Intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If an Authorized Intermediary fails to do so, it may be responsible for any resulting fees or losses.

     If your financial intermediary is not an Authorized Intermediary, you may have to transmit your purchase and sale requests to your intermediary at an earlier time for your transaction to become effective that day. This earlier cut-off time allows these intermediaries time to process your requests and transmit them to the Fund. These intermediaries are responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. Purchase and redemption requests sent to intermediaries that are not Authorized Intermediaries are executed at the NAV next determined after the Fund's transfer agent receives the order from the intermediary.

HOW THE FUND CALCULATES NAV

     NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant foreign market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by, and under the ultimate supervision of, the Fund's Board these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

     Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

     With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund will consider any relevant information as related to the securities, such as the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States.

MINIMUM PURCHASES

     To purchase Institutional Shares of the Fund for the first time, you must invest at least $100,000, or to purchase shares for an individual retirement account ("IRA"). To meet the Fund's minimum account requirements, you will generally need to rollover assets from an existing IRA account. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts at its discretion.

FUND CODES


     The Fund's reference information listed below will be helpful to you when you contact the Fund to purchase Institutional Shares, check daily NAV or get additional information.


     FUND NAME               TRADING SYMBOL            CUSIP         FUND CODE
     ---------------------------------------------------------------------------
     Edgewood Growth Fund       EGFIX                0075W0759         2131

HOW TO SELL YOUR FUND SHARES

     If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund's transfer agent directly by mail or telephone at 1-800-791-4226.

     If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

     If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). Signature guarantees may also be required for redemption requests for amounts over $25,000. In addition, you will need to provide a signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before they grant a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.


BY MAIL

     To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

          o    The Fund name;

          o    The account number;

          o    The dollar amount or number of shares you wish to redeem;

          o    The account name(s); and

          o    The address to which redemption (sale) proceeds should be sent.

     All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

     REGULAR MAIL ADDRESS
     Edgewood Growth Fund
     P.O. Box 219009
     Kansas City, MO 64121-9009

     EXPRESS MAIL ADDRESS
     Edgewood Growth Fund
     430 West 7th Street
     Kansas City, MO 64105

BY TELEPHONE

     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-800-791-4226 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or wire them to your bank.

RECEIVING YOUR MONEY

     Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (subject to a $10 fee), sent to you by check or sent via Automated Clearing House to your bank account once you have established banking instructions with the Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

REDEMPTIONS IN KIND

     The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

     If your account balance drops below $1,000 because of redemptions you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

     The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

     Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     Brokers, dealers, banks, trust companies and other financial intermediaries may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial intermediaries may be paid a fee based on the assets of the Fund that are attributable to the financial intermediary. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial intermediaries may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial intermediary should provide you with a schedule of its fees and services.

     The Fund may pay all or part of the fees paid to financial intermediaries. Fees paid by the Fund pursuant to the shareholder services plan adopted by the Fund's Board may be an annual rate of up to 0.25% of the Fund's assets held through such intermediary. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser and its affiliates may, at their own expense, pay financial intermediaries for these services.

     The Adviser and its affiliates may, at their own expense, pay financial intermediaries for distribution and marketing services performed with respect to the Fund. The Adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the Fund.

OTHER POLICIES
--------------------------------------------------------------------------------

MARKET TIMING POLICIES AND PROCEDUES

     The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategy, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

     Because the Fund may invest in foreign securities that trade primarily on markets that close prior to the time the Fund determines its NAV, frequent trading may have a greater potential to dilute the value of the Fund's shares as compared to a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). This type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. The Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage.

     The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Fund's policies and procedures by the use of multiple accounts. The Fund's policies and procedures include:

          o Shareholders are restricted from making more than "four round trips" into or out of the Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

          o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

     The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders.

     Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

     What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

     The Fund is required by law to reject your new account application if the required identifying information is not provided.

     In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

     Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund your application will be rejected.

     Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next-determined.

     However, the Fund reserves the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

     Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
     The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

     You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES
--------------------------------------------------------------------------------

     Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

     The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income and distributions of long- term capital gains, are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

     Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer.


     MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The table that follows presents performance information about the Institutional Class shares of the Fund. This information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the period ended October 31, 2006 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-791-4226.

     FOR THE PERIOD ENDED OCTOBER 31, 2006*

                                                                 EDGEWOOD
                                                                GROWTH FUND
                                                           (INSTITUTIONAL CLASS)
                                                           ---------------------
     Net Asset Value, Beginning of Period ...............        $ 10.00
     Income from Operations:
        NetInvestment(Loss) .............................          (0.03)(1)
        Net Realized and Unrealized Gain ................           0.51
           Total from Operations ........................           0.48
     Net Asset Value, End of Period .....................        $ 10.48

     Total Return+ ......................................           4.80%

     Ratios and Supplemental Data
        Net Assets, End of Period (Thousands) ............       $24,108
        Ratio of Expenses to Average Net Assets ..........          1.00%**
        Ratio of Expenses to Average Net Assets
           (Excluding Waivers/Reimbursements) ............          3.36%**
     Ratio of Net Investment (Loss)
        to Average Net Assets ............................        (0.50)%**
     Portfolio Turnover Rate .............................           33%***

     + Return is for the period indicated and has been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

     *    Commenced operations on February 28, 2006.
     **   Annualized.
     ***  Not Annualized.
     (1)  Calculated using average shares.

EDGEWOOD GROWTH FUND


     INVESTMENT ADVISER

     Edgewood Management LLC
     350 Park Avenue 18th Floor
     New York, New York 10022-6057

     DISTRIBUTOR

     SEI Investments Distribution Co.
     One Freedom Valley Drive
     Oaks, Pennsylvania 19456

     LEGAL COUNSEL

     Morgan, Lewis & Bockius LLP

     MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
     FOLLOWING:

     STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI dated March 1, 2007, includes detailed information about the Fund and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

     ANNUAL AND SEMI-ANNUAL REPORTS

     These reports list the Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

     TO OBTAIN AN SAI OR ANNUAL OR SEMI-ANNUAL REPORT OR MORE INFORMATION:

     BY TELEPHONE:   1-800-791-4226

     BY MAIL:        Edgewood Growth Fund
                     P.O. Box 219009
                     Kansas City, MO 64121-9009

     BY INTERNET: WWW.EDGEWOODFUNDS.COM

     FROM THE SEC: You can also obtain the SAI, the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 205490102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.

     The Trust's Investment Company Act registration number is 811-06400.

                                                                 EMC-PS-001-0200

                        THE ADVISORS' INNER CIRCLE FUND





           [LOGO] EDGEWOOD GROWTH FUND
                    MANAGEMENT  LLC



EDGEWOOD GROWTH FUND



RETAIL SHARES PROSPECTUS                                           MARCH 1, 2007









                                            INVESTMENT ADVISER:
                                            EDGEWOOD MANAGEMENT LLC

          THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
               OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
                 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
ABOUT THIS PROSPECTUS
--------------------------------------------------------------------------------

     The Edgewood Growth Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers separate series. Each series has individual investment goals and strategies. This prospectus gives you important information about the Retail Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

     This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:


     FUND INVESTMENT OBJECTIVE .............................................  1
     PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF INVESTING ................  1
     PERFORMANCE INFORMATION ................................................ 3
     FUNDFEES AND EXPENSES .................................................. 3
     MORE INFORMATION ABOUT PRINCIPAL RISK ...................................5
     MORE INFORMATION ABOUT PRINCIPAL FUND INVESTMENTS .....................  7
     INFORMATION ABOUT PORTFOLIO HOLDINGS ................................... 7
     INVESTMENT ADVISER ..................................................... 7
     INVESTMENT TEAM ........................................................ 8
     PURCHASING AND SELLING FUND SHARES ....................................  9
     DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS ................... 16
     OTHER POLICIES ........................................................ 17
     DIVIDENDS AND DISTRIBUTIONS ........................................... 20
     TAXES ................................................................. 20
     FINANCIAL HIGHLIGHTS .................................................. 21
     HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ................. BACK COVER

--------------------------------------------------------------------------------
EDGEWOOD GROWTH FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The investment objective of the Fund is to provide long-term growth of capital. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The Fund is non-diversified and will primarily invest in a core group of 15-35 equity securities, which includes both common stocks and sponsored American Depositary Receipts ("ADRs"). The Fund is flexibly managed, with the ability to invest in equity securities of a smaller number of issuers and/or industry sectors than diversified mutual funds. The Fund focuses on U.S. companies that Edgewood Management LLC (the "Adviser") believes are quality companies whose stock offers the potential for future price appreciation.

     In selecting investments for the Fund, the Adviser seeks to identify companies possessing fundamentally strong market positions in growing industries, exceptional earnings power, and consistency of earnings performance, with a particular focus on growing companies experiencing superior rates of return over varying economic cycles. Investment decisions are based upon a fundamental analysis that emphasizes company specific research. The goal of the process is to invest in growth companies in both established and growing industries that display the following characteristics: record of consistent earnings power; earnings growth rate in excess of the S&P 500 Index; dominant market position or proven strength; attractive fundamental financial valuation; superior management; management/ insider ownership; and industry growth rate in excess of the growth of GDP. The Fund's investments are expected to have a bias toward larger capitalization issuers (those with market capitalizations in excess of $10 billion), but the Fund may also invest in small capitalization (between $100 million and $4 billion) and medium capitalization (between $4 billion and $10 billion) companies.

     The Fund seeks to buy and hold securities for the long term, and seeks to keep portfolio turnover to a minimum. However, the Adviser may sell a security in response to deterioration in a company's business prospects, performance or financial strength, when the security's price is no longer justifiable or the security demonstrates earnings disappointments.

PRINCIPAL RISKS OF INVESTING
--------------------------------------------------------------------------------

     As with all mutual funds, a shareholder's investment in the Fund is subject to the risk that the shareholder could lose money on his or her investment. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

     The Fund is actively managed by the Adviser. Therefore, like all actively managed mutual funds, the Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

     Since it purchases equity securities, including common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

     The Fund is non-diversified and its investment strategy often results in a core group of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

     To the extent that the Fund invests in small and medium capitalization companies, the Fund may be subject to additional risk. Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

     When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     The Fund does not have a full calendar year of performance.

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold Retail Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                 RETAIL SHARES
     ---------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price)                           None
     ---------------------------------------------------------------------------
     Maximum Deferred Sales Charge (Load) (as a percentage of
        net asset value)                                              None
     ---------------------------------------------------------------------------
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends
        and Other Distributions (as a percentage of offering price)   None
     ---------------------------------------------------------------------------
     Redemption Fee (as a percentage of amount redeemed,
        if applicable)*                                               None
     ---------------------------------------------------------------------------

     * Your proceeds can be wired to your bank account (subject to a $10 fee), by ACH, or by check to address of record.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM
FUND ASSETS)

                                                                 RETAIL SHARES
     ---------------------------------------------------------------------------
     Investment Advisory Fees                                        1.00%
     ---------------------------------------------------------------------------
     Distribution and Service (12b-1) Fees                           0.25%
     ---------------------------------------------------------------------------
     Other Expenses                                                 64.90%
     ---------------------------------------------------------------------------
     Acquired Fund Fees and Expenses                                 0.00%*
     ---------------------------------------------------------------------------
     Total Annual Operating Expenses**                              66.15%
     ---------------------------------------------------------------------------
     Less Fee Waivers and Expense Reimbursements                   (64.65%)
     ---------------------------------------------------------------------------
     Net Expenses                                                    1.50%
     ---------------------------------------------------------------------------

     *    Represents less than 0.01%.

     ** The Adviser has contractually agreed to limit the Fund's other expenses in order to keep the Fund's actual total annual operating expenses for Retail Shares (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding the "Net Expenses" shown until March 1, 2008. In addition, if at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Operating Expenses" and the "Net Expenses" above to recapture any of its prior expense limitation reimbursements.

     For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:

               1 Year          3 Years          5 Years          10 Years
     ---------------------------------------------------------------------------
                $153            $6,752           $7,749           $7,924

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT PRINCIPAL RISK
--------------------------------------------------------------------------------

     The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

     The Fund has an investment goal and strategies for reaching that goal. The Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

     The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

     EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

     FOREIGN SECURITY RISK - Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the - Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

--------------------------------------------------------------------------------
MORE INFORMATION ABOUT FUND INVESTMENTS
--------------------------------------------------------------------------------

     The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. In the event the Adviser determines that securities meeting the Fund's investment objectives are not readily available for purchase, the Fund may hold uninvested assets in cash or money market instruments in order to maintain liquidity. In addition, during unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Fund's investment adviser believes that the risk of loss outweighs the opportunity for growth of total return.

     This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

     The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://sei2funds.seic.com/edgewood. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Edgewood Management LLC is a New York limited liability company formed in 2006 and is the successor to Edgewood Management Company, founded in 1974. The Adviser's principal place of business is located at 350 Park Avenue, 18th Floor, New York, New York 10022-6057. As of December 31, 2006, the Adviser had approximately $3.1 billion in assets under management.

     The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% based on the average daily net assets of the Retail Shares of the Fund. The Adviser has contractually agreed to limit the Fund's other expenses in order to keep the Fund's actual total annual operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.50% until March 1, 2008. In addition, if at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to make expense limitation reimbursements for the Fund's Retail Shares, the Board may permit the Adviser to recapture any of its prior expense limitation reimbursements. During its most recent fiscal year, the Fund paid 0.00% of its average daily net assets in advisory fees to the Adviser. A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract can be found in the Fund's Semi-Annual Report dated April 30, 2006, which covers the period from the Fund's inception to April 30, 2006.

INVESTMENT TEAM
--------------------------------------------------------------------------------

     The Edgewood Growth Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund.

     Mr. Alan W. Breed has served as President of the Adviser since June 1998, after serving as a Managing Director from January 1994 to June 1998. He has served on the portfolio team of the Fund since its inception. Mr. Breed has more than 23 years of investment experience.

     Mr. Lawrence G. Creel has served as Partner of the Adviser since February 1996. He has served on the portfolio management team of the Fund since its inception. Mr. Creel has more than 23 years of investment experience.

     Mr. Scott Edwardson has served as Senior Research Analyst of the Adviser since May 2000. He has served on the portfolio management team of the Fund since its inception. Mr. Edwardson has more than 6 years of investment experience.

     Mr. Alex Farman-Farmaian has served as Vice Chairman and Member of the Board of Managers of the Adviser since January 2006. He has served on the portfolio management team of the Fund since its inception. Prior to joining the Adviser, Mr. Farman-Farmaian served as an Equity Analyst and Portfolio Manager with WP Stewart & Co., Inc. from June 1986 through January 2006. Mr. Farman-Farmaian has more than 20 years of investment experience.

     Mr. Peter Jennison has served as a Member of the Board of Managers of the Adviser since January 2006. He has served on the portfolio management team of the Fund since its inception. Prior to joining the Adviser, Mr. Jennison served as an Equity Analyst and Portfolio Manager with WP Stewart & Co., Inc. from 1989 through January 2006. Mr. Jennison has more than 22 years of investment experience.

     Mr. Jim Robillard has served as Senior Research Analyst of the Adviser since July 2004. He has served on the portfolio management team of the Fund since its inception. Prior to joining the Adviser, Mr. Robillard attended the University of Chicago Graduate School of Business from August 2002 to June 2004. He served as a Marketing Consultant with Coyote Consulting from November 2001 to August 2002 and as Institution Sales Director with Van Wagoner Capital Management from November 1999 to November 2001. Mr. Robillard has more than 9 years of investment experience.

     Mr. Kevin R. Seth has served as Partner of the Adviser since February 1995. He has served on the portfolio management team of the Fund since its inception. Mr. Seth has more than 25 years of investment experience.

     Mr. Nicholas A. Stephens, CFA, has served as Partner of the Adviser since January 1993. He has served on the portfolio management team of the Fund since its inception. Mr. Stephens has more than 22 years of investment experience.

     The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PURCHASING AND SELLING FUND SHARES
--------------------------------------------------------------------------------

     This section tells you how to purchase and sell (sometimes called "redeem") Retail Shares of the Fund.

     Retail Shares of the Fund are principally designed for purchase by individual investors.

HOW TO PURCHASE FUND SHARES

     To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-800-791-4226.

     All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by third-party or credit card checks.

     The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Market Timing Policies and Procedures."

     The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

     REGULAR MAIL ADDRESS
     Edgewood Growth Fund
     P.O. Box 219009
     Kansas City, MO 64121-9009

     EXPRESS MAIL ADDRESS
     Edgewood Growth Fund
     c/o DST Systems, Inc.
     430 W. 7th Street
     Kansas City, MO 64105

BY WIRE

     To open an account by wire, first call 1-800-791-4226 for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the Fund name and your account number).

     WIRING INSTRUCTIONS

     UMB Bank, N.A.
     ABA#: 101000695
     Edgewood Growth Fund
     DDA# 9870523965

    Ref: account number/account name/wire control number


BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. To cancel or change a plan, write to the Fund at Edgewood Growth Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

GENERAL INFORMATION

     You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days either the NYSE or the Federal Reserve is closed. The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund is provided (i) a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, and (ii) sufficient purchase proceeds.

     The Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern
     Time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through your account with your broker or financial intermediary. For the reasons discussed below, if you place an order through a financial intermediary, please consult with the financial intermediary to determine when your order will be executed. In addition, when dealing with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers.

     Certain financial intermediaries are authorized agents of the Fund for the sole purpose of accepting purchase and redemption orders for Fund shares (referred to herein as "Authorized Intermediaries"). Purchase and redemption requests sent to such Authorized Intermediaries are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. So, for you to receive the current Business Day's NAV, an Authorized Intermediary must receive your purchase or sale order in proper form before 4:00 p.m., Eastern Time. Authorized Intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If an Authorized Intermediary fails to do so, it may be responsible for any resulting fees or losses.

     If your financial intermediary is not an Authorized Intermediary, you may have to transmit your purchase and sale requests to your intermediary at an earlier time for your transaction to become effective that day. This earlier cut-off time allows these intermediaries time to process your requests and transmit them to the Fund. These intermediaries are responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. Purchase and redemption requests sent to intermediaries that are not Authorized Intermediaries are executed at the NAV next determined after the Fund's transfer agent receives the order from the intermediary.

HOW THE FUND CALCULATES NAV

     NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant foreign market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by, and under the ultimate supervision of, the Fund's Board these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

     Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

     With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund will consider any relevant information as related to the securities, such as the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States.

MINIMUM PURCHASES

     To purchase Retail Shares of the Fund for the first time, you must invest at least $3,000 ($2,000 for individual retirement accounts ("IRAs")). There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts at its discretion.

FUND CODES

     The Fund's reference information listed below will be helpful to you when you contact the Fund to purchase Retail Shares, check daily NAV or get additional information.

     FUND NAME                    TRADING SYMBOL         CUSIP         FUND CODE
     ---------------------------------------------------------------------------
     Edgewood Growth Fund             EGFFX            0075W0742          2130

HOW TO SELL YOUR FUND SHARES

     If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund's transfer agent directly by mail or telephone at 1-800-791-4226.

     If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

     If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). Signature guarantees may also be required for redemption requests for amounts over $25,000. In addition, you will need to provide a signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before they grant a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.


BY MAIL

     To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:


          o    The Fund name;

          o    The account number;

          o    The dollar amount or number of shares you wish to redeem;

          o    The account name(s); and

          o    The address to which redemption (sale) proceeds should be sent.

     All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

     REGULAR MAIL ADDRESS
     Edgewood Growth Fund
     P.O. Box 219009
     Kansas City, MO 64121-9009

     EXPRESS MAIL ADDRESS
     Edgewood Growth Fund
     430 West 7th Street
     Kansas City, MO 64105

BY TELEPHONE

     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 1-800-791-4226 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or wire them to your bank.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

     If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

RECEIVING YOUR MONEY

     Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (subject to a $10 fee), sent to you by check or sent via Automated Clearing House to your bank account once you have established banking instructions with the Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check as cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

REDEMPTIONS IN KIND

     The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

     If your account balance drops below $1,000 because of redemptions you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

     The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

     Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

DISTRIBUTION OF FUND SHARES

     The Fund has adopted a distribution plan for Retail Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual distribution fee for Retail Shares is 0.25%.

SHAREHOLDER SERVICING ARRANGEMENTS

     Brokers, dealers, banks, trust companies and other financial intermediaries may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial intermediaries may be paid a fee based on the assets of the Fund that are attributable to the financial intermediary. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial intermediaries may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial intermediary should provide you with a schedule of its fees and services.

     The Fund may pay all or part of the fees paid to financial intermediaries. Fees paid by the Fund pursuant to the shareholder services plan adopted by the Fund's Board may be an annual rate of up to 0.25% of the Fund's assets held through such intermediary. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser and its affiliates may, at their own expense, pay financial intermediaries for these services.

     The Adviser and its affiliates may, at their own expense, pay financial intermediaries for distribution and marketing services performed with respect to the Fund. The Adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the Fund.

OTHER POLICIES
--------------------------------------------------------------------------------

MARKET TIMING POLICIES AND PROCEDURES

     The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategy, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

     Because the Fund may invest in foreign securities that trade primarily on markets that close prior to the time the Fund determines its NAV, frequent trading may have a greater potential to dilute the value of the Fund's shares as compared to a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). This type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. The Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage.

     The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Fund's policies and procedures by the use of multiple accounts. The Fund's policies and procedures include:

          o Shareholders are restricted from making more than "four round trips" into or out of the Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

          o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund. The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders.

     Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

     What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

     The Fund is required by law to reject your new account application if the required identifying information is not provided.

     In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

     Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund your application will be rejected.

     Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next-determined.

     However, the Fund reserves the right to close or liquidate your account at the then-current day's price and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

     Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

     You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES
--------------------------------------------------------------------------------

     PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

     The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income and distributions of long- term capital gains, are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

     Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer.

     MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The table that follows presents performance information about the Retail Class shares of the Fund. This information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the period ended October 31, 2006 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-791-4226.

     FOR THE PERIOD ENDED OCTOBER 31, 2006*

                                                                  EDGEWOOD
                                                                 GROWTH FUND
                                                                (RETAIL CLASS)
                                                                --------------
     Net Asset Value, Beginning of Period ......................     $10.00
     Income from Operations:
        Net Investment (Loss) ..................................      (0.06)(1)
        Net Realized and Unrealized Gain .......................       0.51
           Total fromOperations ................................       0.45
     Net Asset Value, End of Period ............................     $10.45
     Total Return+ .............................................       4.50%
     Ratios and Supplemental Data
        Net Assets, End of Period (Thousands) ..................     $   19
        Ratio of Expenses to Average Net Assets ................       1.50%**
        Ratio of Expenses to Average Net Assets
           (Excluding Waivers/Reimbursements) ..................      66.15%**
        Ratio of Net Investment (Loss)
           to Average Net Assets ...............................      (0.93)%**
        Portfolio Turnover Rate ................................         33%***

     + Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
     *    Commenced operations on February 28, 2006.
     **   Annualized.
     ***  Not Annualized.
     (1)  Calculated using average shares.

EDGEWOOD GROWTH FUND


     INVESTMENT ADVISER

     Edgewood Management LLC
     350 Park Avenue 18th Floor
     New York, New York 10022-6057

     DISTRIBUTOR

     SEI Investments Distribution Co.
     One Freedom Valley Drive
     Oaks, Pennsylvania 19456

     LEGAL COUNSEL

     Morgan, Lewis & Bockius LLP

     MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
     FOLLOWING:

     STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI dated March 1, 2007, includes detailed information about the Fund and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

     ANNUAL AND SEMI-ANNUAL REPORTS

     These reports list the Fund's holdings and contain information from the Fund's managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

     TO OBTAIN AN SAI ANNUAL OR SEMI-ANNUAL REPORT OR MORE INFORMATION:

     BY TELEPHONE:  1-800-791-4226

     BY MAIL:       Edgewood Growth Fund
                    P.O. Box 219009

                    Kansas City, MO 64121-9009

     By Internet:   WWW.EDGEWOODFUNDS.COM

     From the SEC: You can also obtain the SAI, the Annual and Semi-Annual Reports as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 205490102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

     The Trust's Investment Company Act registration number is 811-06400.

                                                                 EMC-PS-002-0200

                                     [LOGO]

                                      FMA
                                   FIDUCIARY
                             MANAGEMENT ASSOCIATES



                          FMA SMALL COMPANY PORTFOLIO
                        THE ADVISORS' INNER CIRCLE FUND


                                   PROSPECTUS
                                 March 1, 2007



                              Investment Adviser:
                      Fiduciary Management Associates, LLC



   The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY .............................................................    1

  WHAT IS THE FUND'S INVESTMENT OBJECTIVE? ...............................    1
  WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ...................    1
  WHAT ARE THE FUND'S PRINCIPAL RISKS? ...................................    2
  HOW HAS THE FUND PERFORMED? ............................................    2
  WHAT ARE THE FUND'S FEES AND EXPENSES? .................................    3

INVESTING WITH THE FUND ..................................................    4

  BUYING SHARES ..........................................................    4
  REDEEMING SHARES .......................................................    5
  TRANSACTION POLICIES ...................................................    6
  ACCOUNT POLICIES .......................................................    8

ADDITIONAL INFORMATION ABOUT THE FUND ....................................   11

  OTHER INVESTMENT PRACTICES AND STRATEGIES ..............................   11
  INVESTMENT MANAGEMENT ..................................................   12
  SHAREHOLDER SERVICING ARRANGEMENTS .....................................   13

FINANCIAL HIGHLIGHTS .....................................................   14

FUND SUMMARY

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
--------------------------------------------------------------------------------
         The FMA Small Company Portfolio (the "Fund") seeks maximum, long-term total return, consistent with reasonable risk to principal, by investing in common stocks of smaller companies in terms of revenues and market capitalization. The Fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------
         The Fund invests primarily (at least 80% of its net assets) in common stocks of domestic companies that are smaller or less established in terms of revenues and market capitalization at the time of their initial purchase. The Fund considers a company to have a small market capitalization when its market capitalization is less than $2.0 billion. Fiduciary Management Associates, LLC ("FMA" or the "Adviser") is not required to sell a security that is outside this capitalization range as a result of appreciation. At any given time, the Fund may own a diversified group of stocks in several industries. The Fund invests mainly in common stocks, but it may also invest in other types of equity securities.

         The Adviser employs a relative value philosophy to analyze and select investments that have attractive valuations as well as potential catalysts which are expected to lead to accelerated earnings and cash flow growth. The Adviser evaluates broad themes and market developments that can be exploited through portfolio construction and rigorous fundamental research to identify investments that are best positioned to take advantage of impending catalysts and trends. The Adviser believes that earnings and cash flow growth are the principal drivers of investment performance, particularly, when accompanied by visible, quantifiable catalysts that have not been fully recognized by the investment community.

         The Adviser continuously monitors and evaluates investments held in the portfolio to discern changes in trends, modify investment outlooks, and adjust valuations accordingly. The Adviser attempts to mitigate excess risk through ownership of a well-diversified portfolio with broad representation across market industries and sectors. The Adviser will liquidate an investment based of several factors including asset valuation, changes in prospective attributes, and purchases of alternative investments with potentially higher returns. The Adviser generally will not sell a stock merely due to market appreciation outside the target capitalization range if it believes the company has growth potential.

         Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities than a fund with a buy and hold strategy.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------
         As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

         As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

         Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------
CALENDAR YEAR RETURNS

         Effective June 24, 2002, the Fund became the successor to a separate mutual fund, the UAM Funds, Inc. FMA Small Company Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by the same Adviser who currently manages the Fund, had identical investment objectives and strategies as the Fund and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Fund for the periods prior to June 24, 2002.

         The following information illustrates some of the risks of investing in the Fund. The bar chart shows how performance of the Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.

                                  [BAR CHART]

    1997      1998         1999            2000        2001        2002        2003         2004         2005       2006
------------------------------------------------------------------------------------------------------------------------------------
   40.39%    -2.03%       -8.82%          27.73%       4.63%      -12.36%      33.56%       19.61%       4.90%      20.74%


         During the periods shown in the chart for the Fund, the highest return for a quarter was 15.41% (quarter ending 06/30/03) and the lowest return for a quarter was (18.37)% (quarter ending 09/30/02).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

         The average annual return table compares average annual returns of the Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

                                                                    1 Year     5 Years    10 Years
         -----------------------------------------------------------------------------------------
         Average Annual Return Before Taxes                          20.74%     12.14%     11.51%
         -----------------------------------------------------------------------------------------
         Average Annual Return After Taxes on Distributions+         17.64%      9.92%      9.82%
         -----------------------------------------------------------------------------------------
         Average Annual Return After Taxes on Distributions
          and Sale of Fund Shares+                                   14.86%      9.62%      9.35%
        -----------------------------------------------------------------------------------------
         Russell 2000 Index# (reflects no deduction for fees,
          expenses or taxes)                                          8.37%     11.39%      9.44%

         + After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement ccounts.

         # The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies of the Russell 3000 Index, a capitalization weighted index of the 3,000 largest U.S. companies with the largest market capitalization.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------
         The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

         The Fund is a no-load investment, which means there are no fees or charges to buy or sell its shares or to reinvest dividends.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

         Management Fees                                0.75%

         Other Expenses                                 0.52%

         Acquired Fund Fees and Expenses                0.02%

         Total Annual Fund Operating Expenses*          1.29%

         * The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this prospectus), because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

         For more information about these fees, see "Investment Management."

EXAMPLE

         This example can help you to compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 Year            3 Years            5 Years             10 Years
        ------------------------------------------------------------------------
         $131              $409               $708                $1,556

INVESTING WITH THE FUND

BUYING SHARES
--------------------------------------------------------------------------------
         All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by credit card checks or third party checks.

         The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

         The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

         You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the fund name.

         REGULAR MAIL ADDRESS                   EXPRESS MAIL ADDRESS

         FMA Small Company Portfolio            FMA Small Company Portfolio
         PO Box 219009                          430 West 7th Street
         Kansas City, MO 64121                  Kansas City, MO 64105

BY WIRE

         To open an account by wire, call 866-FMA-8333 (866-362-8333) for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the fund name and your account number).

WIRING INSTRUCTIONS

         UMB Bank, N.A.
         ABA # 101000695
         The FMA Small Company Portfolio
         DDA Acct. # 9871063178
         Ref: account number/account name/
         wire control number

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

         You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. To cancel or change a plan, write to the Fund at FMA Small Company Portfolio, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM INVESTMENTS

         You can open an account with the Fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

FUND CODES

         The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily net asset value per share ("NAV") or get additional information.

                    Trading                                 Fund
                    Symbol                CUSIP             Code
                    --------------------------------------------
                    FMACX               00758M246           1263

REDEEMING SHARES
--------------------------------------------------------------------------------
BY MAIL

         You may contact the Fund directly by mail at FMA Small Company Portfolio, PO Box 219009, Kansas City, MO 64121 (Express Mail Address:
         DST Systems c/o FMA Small Company Portfolio, 430 W. 7th Street, Kansas City, MO 64105). Send a letter to the Fund signed by all registered parties on the account specifying:

         o The fund name;

         o The account number;

         o The dollar amount or number of shares you wish to redeem;

         o The account name(s); and

         o The address to which redemption (sale) proceeds should be sent.

         All registered share owner(s) must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

         Certain shareholders may need to include additional documents to redeem shares.

BY TELEPHONE

         You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 866-FMA-8333 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or wire them to your bank.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

         If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

TRANSACTION POLICIES
--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

         You may buy or sell shares of the Fund on each day the New York Stock Exchange ("NYSE") is open at a price equal to the Fund's NAV next computed after it receives and accepts your order. The Fund calculates NAV once each day the NYSE is open for business (a "Business Day") as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the NAV on any given day, the Fund must receive your order in good form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise you will receive the NAV that is calculated at the close of trading on the following business day if the NYSE is open for trading that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- the Fund will calculate NAV as of the earlier closing time. Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays.

         The Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

         Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

         Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

         You may buy or sell shares of the Fund through a financial intermediary (such as a financial planner or adviser). To buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. Your financial intermediary may charge additional transaction fees for its services.

         Certain financial intermediaries have agreements with the Fund that allow them to enter purchase or redemption orders on behalf of clients and customers. For your purchase to be effective, your intermediary must transmit it in a timely manner. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

IN-KIND TRANSACTIONS

         Under certain conditions and at the Fund's discretion, you may pay for shares of the Fund with securities instead of cash. In addition, the Fund may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In the event shares are redeemed in-kind, shareholders will generally bear market risks until the securities are converted into cash.

PAYMENT OF REDEMPTION PROCEEDS

         Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The Fund will pay for all shares redeemed within seven days after they receive a redemption request in proper form, meaning that it is complete and contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

         The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before the Fund grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

         If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

TELEPHONE TRANSACTIONS

         The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Therefore, the Fund will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE FUND

PURCHASES

         At any time and without notice, the Fund may:

         o        Stop offering shares;

         o        Reject any purchase order; or

         o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The Fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Fund's policies on excessive trading, see "Excessive Trading Policies and Procedures."

REDEMPTIONS

         At any time and without notice, the Fund may change or eliminate any of the redemption methods described above, except redemption by mail. The Fund may suspend your right to redeem if:

         o        Trading on the NYSE is restricted or halted; or

         o The U.S. Securities and Exchange Commission allows the Fund to delay redemptions.

ACCOUNT POLICIES
--------------------------------------------------------------------------------
EXCESSIVE TRADING POLICIES AND PROCEDURES

         The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

         Because the Fund invests in small cap securities that often may trade in lower volumes, frequent trading by certain shareholders may dilute the value of Fund shares held by other shareholders. In addition, because frequent trading may cause the Fund to attempt to maintain higher cash positions, changes to the Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Fund.

         The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

         o Shareholders are restricted from making more than one (1) "round trip" into or out of the Fund per rolling 90 day period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund.

         o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

         The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions are exempt from these policies.

         Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those fund shares held through such omnibus arrangements (which may represent a majority of fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

         To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

         What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

         The Fund is required by law to reject your new account application if the required identifying information is not provided.

         In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

         Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

         Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

         However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

         Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to:
         (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

SMALL ACCOUNTS

         The Fund may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. (See "Buying Shares" for minimum initial investment amounts). This provision does not apply:

         o        To retirement accounts and certain other accounts; or

         o When the value of your account falls because of market fluctuations and not your redemptions.

         The Fund will provide you 30 days' written notice to allow you sufficient time to add to your account and avoid the sale of your shares.

DISTRIBUTIONS

         Normally, the Fund distributes its net investment income quarterly and its net capital gains at least once a year. The Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

         The following is a summary of the federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the Fund.

TAXES ON DISTRIBUTIONS

         The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year the Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

         You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 866-FMA-8333 to find out when the Fund expects to make a distribution to shareholders.

         Each sale of shares of the Fund may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

         More information about taxes is in the Statement of Additional Information ("SAI").

ADDITIONAL INFORMATION ABOUT THE FUND

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------
         In addition to its principal investment strategies, the Fund may use the investment strategies described below. The Fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the Fund's investment practices and its risks, you should read the SAI.

DERIVATIVES

         The Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

EXCHANGE-TRADED FUNDS ("ETFS").

         The Fund may invest in ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs(R), streetTRACKS, DIAMONDS(SM), NASDAQ 100 Index Tracking Stocksm ("QQQs(SM)"), and iShares(R). The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

SHORT-TERM INVESTING

         The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high-quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the Adviser believes that pursuing the Fund's investment objective will subject it to a significant risk of loss. The Fund has a policy requiring it to invest at least 80% of its net assets in particular types of securities as described in the Fund's principal investment strategy, and will not change this policy without 60 days' prior written notice to shareholders. In addition to the temporary defensive measures discussed above, the Fund may temporarily deviate from this 80% policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

         When the Adviser pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

PORTFOLIO TURNOVER

         The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders must pay tax on such capital gains.

INFORMATION ABOUT PORTFOLIO HOLDINGS

         The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, three (3) business days after the end of the month. This portfolio information can be found on the internet at HTTP://WWW.FMAUSA.COM. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------
INVESTMENT ADVISER

         Fiduciary Management Associates, LLC, a Delaware limited liability company located at 55 West Monroe Street, Suite 2550, Chicago, Illinois 60603, is the Fund's investment adviser. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis, subject to oversight by the Board. The Adviser also manages separate account portfolios for a national client base that includes corporate pension funds, foundations and endowments, public funds, and high net worth individuals. As of December 31, 2006, the Adviser had approximately $1.52 billion under management.

         The Adviser is the successor to Fiduciary Management Associates, Inc. ("Old FMA"), founded in 1980. In December 2002, senior management of Old FMA formed the Adviser to acquire Old FMA from its holding company parent, and continue the business as an independent employee-owned adviser. There were no changes in the investment management services or operations of the firm and the professionals responsible for investment decisions remained unchanged. Old FMA served as investment adviser to the Fund and the Predecessor Fund from inception until the sale to the Adviser.

         During its most recent fiscal year, the Fund paid 0.75% of its average net assets to the Adviser. A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's Annual Report dated October 31, 2006.

PORTFOLIO MANAGERS

         The Fund is managed by a team of investment professionals, led by the Adviser's Chief Investment Officer ("CIO"), Kathryn Vorisek. In her role as CIO of the Adviser, Ms. Vorisek oversees all aspects of the investment process and manages the firm's research efforts. For the Adviser's Small Cap product, and specifically the Fund, Ms. Vorisek is the Team Leader. As such, she is responsible for determining the overall strategic direction of the Fund along with ultimate authority on specific investment decisions. She is supported in the role by Leo Harmon, who serves as Associate Team Leader and by a team of analysts who share responsibility for sector and company specific analysis.

         Ms. Vorisek joined FMA in 1996 and has over 22 years of investment experience. Ms. Vorisek holds a BS degree in Finance from Marquette University and an MBA from Northwestern University in Finance and International Business.

         Mr. Harmon, CFA and Senior Director, joined FMA in 2003 and has over 13 years of investment experience. Prior to joining FMA, Mr. Harmon was a sector portfolio manager at Allstate Insurance, Allstate Investments LLC. Mr. Harmon earned his BS degree from Bradley University and an MBA from Duke University.

         The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of fund shares.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------
         Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

         For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the Fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

         The Fund may pay all or part of the fees paid to financial representatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser may, at its own expense, pay financial representatives for these services.

         The Adviser may, at its own expense, pay financial representatives or others for distribution and marketing services performed with respect to the Fund. The amount of these payments will generally vary. Additional compensation may also be paid to financial representatives who offer the Fund as part of a special preferred list or other promotional program. Financial representatives that receive these types of payments may have a conflict of interest in recommending or selling fund shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.

FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions were reinvested. The information below relates to the Fund and the Predecessor Fund. On June 24, 2002, The Advisors' Inner Circle Fund FMA Small Company Portfolio acquired all of the assets of the Predecessor Fund. PricewaterhouseCoopers LLP, independent registered public accounting firm, has audited the Fund's and the Predecessor Fund's information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 866-FMA-8333.


YEARS ENDED OCTOBER 31,                                2006              2005           2004            2003          2002(1)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $  22.40         $  23.77        $  20.08        $  16.18       $  16.61
                                                     --------         --------        --------        --------       --------
Income from Investment Operations:
   Net Investment Income (Loss)                         (0.05)(2)         0.03(2)        (0.04)(2)        0.01           0.06
   Net Realized and Unrealized Gain (Loss)               4.24             2.47            3.74            3.92          (0.44)
                                                     --------         --------        --------        --------       --------
      Total From Investment Operations                   4.19             2.50            3.70            3.93          (0.38)
                                                     --------         --------        --------        --------       --------
Dividends and Distributions:
   Net Investment Income                                   --            (0.01)         (0.01)           (0.03)         (0.05)
   Capital Gains                                        (3.55)           (3.86)             --              --             --
   Return of Capital                                       --               --              --              --*            --
                                                     --------         --------        --------        --------       --------
      Total Dividends and Distributions                 (3.55)           (3.87)          (0.01)          (0.03)         (0.05)
                                                     --------         --------        --------        --------       --------
Net Asset Value, End of Year                         $  23.04         $  22.40        $  23.77        $  20.08       $  16.18
                                                     ========         ========        ========        ========       ========
Total Return+                                           21.07%           11.07%          18.40%++        24.30%++       (2.34)%
                                                     ========         ========        ========        ========       ========
Ratios and Supplemental Data
   Net Assets, End of Year (Thousands)               $212,261         $162,839        $191,909        $169,003       $136,326
   Ratio of Expenses to Average Net Assets               1.24%            1.20%           1.20%           1.20%          1.13%
   Ratio of Expenses to Average Net Assets
      (Excluding Waivers and Fees
      Paid Indirectly)                                   1.27%            1.25%           1.24%**         1.27%          1.13%
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                             (0.17)%           0.09%          (0.18)%          0.01%          O.31%
Portfolio Turnover Rate                                   135%+++          169%            145%            107%            99%

*        Includes Return of Capital of $0.0035

** For the year ended October 31, 2004, the Ratio of Expenses to Average Net Assets excludes Waivers and Fees Paid Indirectly. If the Fees Paid Indirectly were included, the ratio would have been 1.22%.

+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Fund's shares. ++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

+++ Includes the effects of in-kind transactions. If the in-kind transactions were not included, the Portfolio Turnover Rate would have been 127%.

(1) On June 24, 2002, the Advisors' Inner Circle Fund's FMA Small Company Portfolio acquired the assets and liabilities of the UAM FMA Small Company Portfolio, a series of the UAM Funds, Inc. The operations of the Advisors' Inner Circle Fund'sFMA Small Company Portfolio prior to acquisition were those of the Predecessor Fund, the UAM FMA Small Company Portfolio.

(2)      Per share data calculated using the average shares method.

Amounts designated as "-" are either $0 or have been rounded to $0.

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



                      [This page intentionally left blank]

                      [This page intentionally left blank]

FMA SMALL COMPANY PORTFOLIO

         Investors who want more information about the Fund should read the Fund's Annual and Semi-Annual Reports and the Fund's SAI. The Annual and Semi-Annual Reports of the Fund provide additional information about its investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year. The SAI contains additional detailed information about the Fund and is incorporated by reference into (legally part of) this prospectus.

         Investors can receive free copies of the SAI, shareholder reports, the Fund's privacy policy and other information about the Fund at www.fmausa.com. Investors can also receive these documents, as well as make shareholder inquiries, by writing to or calling:

                          FMA SMALL COMPANY PORTFOLIO
                                 PO BOX 219009
                             KANSAS CITY, MO 64121
                                  866-FMA-8333

         You can review and copy information about the Fund (including the SAI and the Annual and Semi- Annual Reports) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the U.S. Securities and Exchange Commission at 202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the U.S. Securities and Exchange Commission's Internet site at: HTTP://WWW.SEC.GOV. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing the U.S. Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

         The Trust's Investment Company Act of 1940 file number is 811-06400.

FMA-PS-001-0600

                         THE ADVISORS' INNER CIRCLE FUND


                                   PROSPECTUS
                                  MARCH 1, 2007


                                 FMC SELECT FUND

                               INVESTMENT ADVISER:
                               FIRST MANHATTAN CO.


  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS


The FMC Select Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                    PAGE
                                                                    ----
     INVESTMENT STRATEGY OF THE FUND..................................3
     PRINCIPAL RISKS OF INVESTING IN THE FUND.........................4
     PERFORMANCE INFORMATION..........................................4
     FUND FEES AND EXPENSES...........................................5
     MORE INFORMATION ABOUT RISK......................................7
     MORE INFORMATION ABOUT FUND INVESTMENTS..........................8
     INFORMATION ABOUT PORTFOLIO HOLDINGS.............................8
     INVESTMENT ADVISER...............................................8
     PORTFOLIO MANAGERS...............................................8
     PURCHASING AND SELLING FUND SHARES...............................9
     OTHER POLICIES...................................................12
     DIVIDENDS AND DISTRIBUTIONS......................................14
     TAXES............................................................14
     FINANCIAL HIGHLIGHTS.............................................15
     HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND....................Back Cover

                                 FMC SELECT FUND

FUND SUMMARY

INVESTMENT GOAL                   Total return principally through capital
                                  appreciation and, to a limited degree, through current income

INVESTMENT FOCUS                  Primarily U.S. common stocks and to a lesser
                                  degree investment grade fixed income
                                  securities

SHARE PRICE VOLATILITY            Medium

PRINCIPAL INVESTMENT STRATEGY     Investing principally in equity securities of
                                  U.S. companies with large to medium market capitalizations and secondarily in investment grade fixed income securities

INVESTOR PROFILE                  Investors who seek total return principally
                                  through capital appreciation with some current income and who are willing to assume the risk that net asset value per share will fluctuate

INVESTMENT STRATEGY OF THE FUND


The Fund invests primarily in common stocks of U.S. companies with large to medium market capitalizations (in excess of $1 billion) and secondarily in investment grade fixed income securities. The Fund ordinarily will invest a predominant portion of its net assets (75%-85%) in equity securities and the remainder in fixed income securities, cash and cash equivalents.

In selecting equity securities, the Fund emphasizes companies with strong balance sheets, above average returns on equity and businesses that First Manhattan Co. ("FMC" or the "Adviser") believes it understands. In addition, the Fund may invest in companies where not all of these factors may be present, but where the Adviser believes the companies' shares are selling at a market price below their intrinsic value.


In selecting fixed income securities, the Fund emphasizes investment grade debt, such as corporate or U.S. government agency securities, with incrementally higher yields compared to U.S. Treasury securities. The Fund seeks added return from these incrementally higher yields rather than from attempting to anticipate interest rate movements. The portfolio of fixed income securities that the Fund owns ordinarily will not have a duration beyond eight years.

The Fund intends to buy and hold equity securities of companies for the long-term, and seeks to limit portfolio turnover. The Fund may sell a security, however, if it achieves a designated price target or if there is a fundamental change in an issuer's outlook.

The Fund's investment approach, with its primary emphasis on equity securities and a secondary focus on fixed income securities, has as its objective total return, primarily through capital appreciation. The Fund's fixed income component should lessen positive returns in rising equity markets and cushion negative returns in falling equity markets.

PRINCIPAL RISKS OF INVESTING IN THE FUND


Because it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the equity securities held by the Fund may fluctuate significantly from day to day. Individual issuers whose equity securities are held by the Fund may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of equity securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The prices of the fixed income securities held by the Fund respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa; the volatility of lower-rated, fixed income securities is greater than that of higher-rated, fixed income securities. Also, longer-term, fixed income securities are generally more volatile, so the average maturity or duration of these securities affects risk.


The Fund is also subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return. In fact, since the Fund is expected to always have a portion of its assets invested in fixed income securities, the Fund may not perform as well during periods of stock market appreciation as funds that invest only in stocks.

The Fund is also subject to the risk that its investment approach, which blends large and medium capitalization equity securities with fixed income securities, may perform differently than other funds which target a specific equity market segment or that invest in other asset classes.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from calendar year to calendar year:


                           1997                    34.10%
                           1998                    13.03%
                           1999                     8.78%
                           2000                    17.91%
                           2001                    11.38%
                           2002                    -9.11%
                           2003                    23.17%
                           2004                    10.98%
                           2005                     2.23%
                           2006                    10.79%

                       BEST QUARTER            WORST QUARTER
                          18.29%                  (12.76)%
                        (12/31/98)               (09/30/98)

AVERAGE ANNUAL TOTAL RETURNS


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006 TO THOSE OF THE S&P 500 INDEX, THE MERRILL LYNCH 1-10 YEAR CORPORATE & GOVERNMENT BOND INDEX AND AN 80/20 BLEND OF THE TWO.

                                                                     1 YEAR      5 YEARS    10 YEARS
------------------------------------------------------------------ ------------ ---------- -----------
FUND RETURN BEFORE TAXES                                             10.79%       7.07%      11.79%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS*                            10.10%       6.26%      10.27%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES*     7.43%       5.80%       9.74%
S&P 500 INDEX RETURN (REFLECTS NO DEDUCTION FOR FEES, EXPENSES,
   OR TAXES)                                                         15.80%       6.19%       8.42%
MERRILL LYNCH 1-10 YEAR CORPORATE & GOVERNMENT BOND INDEX RETURN
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)               4.10%       4.47%       5.79%
80/20 BLENDED RETURN** (REFLECTS NO DEDUCTION FOR FEES, EXPENSES,
   OR TAXES)                                                         13.39%       6.01%       8.12%

----------
* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

** The 80/20 Blended Return is comprised of 80% of the S&P 500 Index and 20% of the Merril Lynch 1-10 Year Corporate & Government Bond Index.


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings. The Merrill Lynch 1-10 Year Corporate & Government Bond Index is a widely-recognized index of over 4,500 U.S. Treasury securities, government agency obligations and investment grade corporate debt securities with remaining maturities of 1 to 10 years.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY INCUR IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------------- ---------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                           None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions (as a percentage of offering price)                                             None
Redemption Fee (as a percentage of amount redeemed, if applicable)                            None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                             0.80%
Distribution and Service (12b-1) Fees                None
Other Expenses                                       0.20%
                                                     ----
Total Annual Fund Operating Expenses                 1.00%


For more information about investment advisory fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


            1 YEAR   3 YEARS   5 YEARS   10 YEARS
            ------   -------   -------   --------
             $102      $318      $552     $1,225

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests the money in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on, among other factors, how widely the Fund diversifies its holdings, the size of the single security, and the amount of the change in value.


EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of the equity securities owned by a mutual fund may cause that fund's net asset value to fluctuate.


FIXED INCOME RISK - The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:


         CALL RISK - During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity; this may cause the Fund's average weighted maturity to fluctuate, and may result in the Fund having to invest the resulting proceeds at lower yields.


         CREDIT RISK - The possibility that an issuer will be unable to make timely payments of either principal or interest.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies. The Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI"). Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or higher income.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.

INVESTMENT ADVISER


The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees (the "Board") supervises the investment adviser and establishes policies that the investment adviser must follow in its management of the Fund's investment program.

FMC serves as investment adviser to the Fund. FMC has provided professional investment advisory services to individuals, partnerships, trusts, pension and employee benefit plans and other institutions since its founding in 1964. As of December 31, 2006, FMC had more than $15 billion in assets under management. For its advisory services to the Fund, FMC is entitled to an annual investment advisory fee of 0.80% of the Fund's average daily net assets. During the most recent fiscal year ended October 31, 2006, FMC received advisory fees of 0.80% of the Fund's average daily net assets. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement can be found in the Fund's Semi-Annual Report dated April 30, 2007, which covers the period from November 1, 2006 to April 30, 2007.

FMC, a registered broker-dealer, expects to use its own brokerage facilities for effecting substantially all of the Fund's brokerage transactions.


PORTFOLIO MANAGERS


Bernard C. Groveman, CFA, is a Senior Managing Director and portfolio manager with the Adviser. He has managed or co-managed the equity investments of the Fund since the Fund commenced operations in 1995. He has more than 20 years of investment experience. Prior to joining the Adviser in 1985, Mr. Groveman worked at CS First Boston and Lehman Brothers Kuhn Loeb.

William K. McElroy is a Managing Director and portfolio manager with the Adviser. He has managed the fixed income investments of the Fund since the Fund commenced operations in 1995. He has more than 35 years of investment experience. Prior to joining the Adviser in 1987, Mr. McElroy managed fixed income securities for Axe-Houghton Management.


The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

PURCHASING AND SELLING FUND SHARES

This section explains how you may purchase and sell (sometimes called "redeem") shares of the Fund.

The Fund's shares are intended to be held by individual and institutional investors.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund, complete and send in an application. If you need an application or have questions, please call 1-877-FMC-4099 (1-877-362-4099).

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by credit card checks or third party checks.


You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers, including FMC. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. In general, you will also have to address your correspondence or questions regarding the Fund to your broker or institution.


The Fund reserves the right to reject any specific order to purchase Fund shares for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order.

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the NAV on any given day, the Fund must receive your order in good form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. If the NYSE closes early - such as on days in advance of certain generally observed holidays
- the Fund will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.


HOW THE FUND CALCULATES NAV


NAV for one Fund share is the value of that share's portion of the net assets of the Fund.


In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner, or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

MINIMUM PURCHASES


To purchase shares of the Fund for the first time, you must invest at least $10,000, including for IRAs. To meet the Fund's minimum account requirements for IRAs, you will generally need to rollover assets from an existing IRA account. Your subsequent investments in the Fund must be made in amounts of at least $1,000.


The Fund may accept investments of smaller amounts at its discretion. In addition, these minimum purchase requirements may be reduced or waived by the distributor or for investors who purchase shares of the Fund through omnibus accounts maintained by registered broker-dealers who have executed sub-distribution agreements with the distributor. The Adviser has entered into a sub-distribution agreement with the distributor.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares of the Fund automatically through regular deductions from your account in amounts of at least $25 per month.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-877-FMC-4099 (1-877-362-4099).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $25,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). While it is highly unlikely that your shares would ever be redeemed in kind, if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In the event shares are redeemed in kind, investors will generally bear market risks until the securities are converted into cash.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $10,000 because of redemptions, the Fund may redeem your shares. The Fund will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this is in the SAI.


OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for investors who have a long-term investment orientation; shareholders are discouraged from engaging in "market timing" or other types of excessive short-term trading. Frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.


The Fund's service providers will take steps reasonably designed to detect and deter excessive trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:


     o Shareholders are restricted from making more than two "round trips" into or out of the Fund per month. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase of Fund shares by a shareholder, followed by a subsequent redemption of Fund shares by the shareholder.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies, to the best of their abilities, uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions of Fund shares as provided for in this prospectus are exempt from these policies.


Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund may occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. Access by the Fund and its service providers to information about individual shareholder transactions made through such omnibus arrangements may be unavailable or severely limited. As a result, the Fund cannot provide assurance that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result, frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.


CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS TO YOU: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

The Fund reserves the right to close your account at the NAV next-determined if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your Fund shares at the NAV next-determined and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and may be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services and/or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authorities. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of a redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income in the form of quarterly dividends and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record dates, you will be entitled to receive the distributions.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the dates of the distributions. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, LOCAL AND OTHER INCOME taxes. Below is a summary of some important tax issues that may affect the Fund and its shareholders. This summary is based on current tax laws, which may change.


The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions (including net short-term capital gains) other than distributions of qualified dividend income are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.


MORE INFORMATION ABOUT TAXES IS AVAILABLE IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal year ended October 31, 2006 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior years has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-877-FMC-4099 (1-877-362-4099).

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED OCTOBER 31,                                      FMC SELECT FUND

                                                 2006        2005         2004         2003         2002
NET ASSET VALUE BEGINNING OF YEAR               $20.78      $20.36       $19.48       $17.17       $17.89
   Net Investment Income                       0.23(2)      0.21(2)       0.19         0.23         0.22
   Realized and Unrealized Gain on
     Investments                                 2.07        1.08         1.44         2.58         0.04
   Total from Investment Operations              2.30        1.29         1.63         2.81         0.26
   Dividends from Net Investment Income         (0.23)      (0.21)       (0.19)       (0.24)       (0.22)
    Distributions from Realized Gains           (0.63)      (0.66)       (0.56)       (0.26)       (0.76)
    Total Dividends and Distributions           (0.86)      (0.87)       (0.75)       (0.50)       (0.98)
NET ASSET VALUE END OF YEAR                     $22.22      $20.78       $20.36       $19.48       $17.17
TOTAL RETURN(1)                                 11.33%       6.30%        8.54%       16.79%        1.21%
Net Assets End of Year (000)                   $298,904    $279,779     $249,200     $209,069     $164,398
Ratio of Expenses to Average Net Assets         1.00%        1.02%        1.02%        1.03%        1.05%
Ratio of Net Investment Income to Average
Net Assets                                      1.07%        0.97%        0.93%        1.33%        1.25%
Portfolio Turnover Rate                         12.74%      18.43%       11.36%       19.95%       19.72%


----------
(1) Total Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)  Per share calculations were performed using average shares for the period.

                         THE ADVISORS' INNER CIRCLE FUND
                                 FMC SELECT FUND

INVESTMENT ADVISER

First Manhattan Co.
437 Madison Avenue
New York, New York 10022-7001

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP


More information about the Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI dated March 1, 2007 includes detailed information about The Advisors' Inner Circle Fund and the FMC Select Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS


These reports contain information from the Fund's portfolio managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-877-FMC-4099 (1-877-362-4099)


BY MAIL:  Write to us at:
FMC Select Fund
c/o The Advisors' Inner Circle Fund
P.O. Box 219009
Kansas City, Missouri 64121-9009

BY INTERNET: www.firstmanhattan.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

The Trust's Investment Company Act registration number is 811-06400.
                                                                 FMC-PS-001-0600

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS


                                  MARCH 1, 2007

                            FMC STRATEGIC VALUE FUND


                               INVESTMENT ADVISER:
                               FIRST MANHATTAN CO.


   THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS


The FMC Strategic Value Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                  PAGE
                                                                  ----
     INVESTMENT STRATEGY OF THE FUND................................3
     PRINCIPAL RISKS OF INVESTING IN THE FUND.......................3
     PERFORMANCE INFORMATION........................................4
     FUND FEES AND EXPENSES.........................................5
     MORE INFORMATION ABOUT RISK....................................6
     MORE INFORMATION ABOUT FUND INVESTMENTS........................6
     INFORMATION ABOUT PORTFOLIO HOLDINGS...........................7
     INVESTMENT ADVISER.............................................7
     PORTFOLIO MANAGER..............................................7
     PURCHASING AND SELLING FUND SHARES.............................7
     OTHER POLICIES.................................................10
     DIVIDENDS AND DISTRIBUTIONS....................................12
     TAXES..........................................................13
     FINANCIAL HIGHLIGHTS...........................................14
     HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND .................Back Cover

                            FMC STRATEGIC VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                   Long-term capital appreciation

INVESTMENT FOCUS                  Small to medium cap U.S. common stocks

SHARE PRICE VOLATILITY            High

PRINCIPAL INVESTMENT STRATEGY     Investing in equity securities of U.S.
                                  companies with small to medium market
                                  capitalizations that the Adviser considers undervalued

INVESTOR PROFILE                  Investors who seek long-term capital
                                  appreciation, and are willing to assume the risks of equity investing

INVESTMENT STRATEGY OF THE FUND


The Fund invests primarily in common stocks of U.S. companies with small to medium market capitalizations (between $250 million and $5 billion) that First Manhattan Co. ("FMC" or the "Adviser") believes are selling at a market price below their true value and offer the potential to increase in value. In selecting investments, the Fund emphasizes companies where the Adviser believes it has a substantial understanding of the industry and the sector in which a company operates. The Fund also seeks to invest in companies where the Adviser has identified a catalyst which could have a significant positive impact on the market price of the company's stock. The Fund intends to buy and hold securities of companies for the long-term, and seeks to limit portfolio turnover. The Fund may sell a security, however, if the security achieves a designated price target or there is a fundamental change in a company's outlook.


PRINCIPAL RISKS OF INVESTING IN THE FUND


Because it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the securities held by the Fund may fluctuate significantly from day to day. Individual issuers whose securities are held by the Fund may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies in which the Fund typically invests may be more vulnerable to adverse business or economic events than larger capitalization companies. In particular, smaller capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively smaller management group than larger capitalization companies. As a result, smaller capitalization stocks may be more volatile than larger capitalization stocks. These securities may be traded over the counter or listed on an exchange.

The Fund is also subject to the risk that the small and medium capitalization value stocks in its portfolio may perform differently than the assets held by other funds which target a specific equity market segment or that invest in other asset classes.


PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from calendar year to calendar year:


           1999                           5.43%
           2000                          30.08%
           2001                          15.99%
           2002                           1.96%
           2003                          29.26%
           2004                          19.68%
           2005                          11.39%
           2006                          23.22%


       BEST QUARTER                  WORST QUARTER
          16.18%                        (11.99)%
        (12/31/01)                     (09/30/02)

AVERAGE ANNUAL TOTAL RETURNS


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006 TO THOSE OF THE RUSSELL 2000 VALUE INDEX.

                                                                                                   SINCE
                                                                     1 YEAR           5 YEARS    INCEPTION*
----------------------------------------------------------------- -------------- -------------- -------------
FUND RETURN BEFORE TAXES                                             23.22%         16.71%         16.73%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS**                           22.02%         16.06%         15.30%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
   SHARES**                                                          16.29%         14.59%         14.21%
RUSSELL 2000 VALUE INDEX RETURN (REFLECTS NO DEDUCTION FOR
   FEES, EXPENSES, OR TAXES)                                         23.48%         15.37%         15.19%


----------
*    The Fund's inception date is 8/17/98. Index comparisons begin on 8/31/98.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").


WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of companies with lower growth rates and price-to-book ratios.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY INCUR IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)     None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions
(as a percentage of offering price)                                                      None
Redemption Fee (as a percentage of amount redeemed, if applicable)                       None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                             1.00%
Distribution and Service (12b-1) Fees                 None
Other Expenses                                       0.22%
                                                     ----
Total Annual Fund Operating Expenses                 1.22%


For more information about investment advisory fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same, and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


            1 YEAR   3 YEARS   5 YEARS   10 YEARS
            ------   -------   -------   --------
             $124      $387      $670     $1,477

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests the money in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on, among other factors, how widely the Fund diversifies its holdings, the size of the single security, and the amount of the change in value.

EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of the equity securities owned by a mutual fund may cause that fund's net asset value to fluctuate.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies. The Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI"). Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.

INVESTMENT ADVISER


The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees (the "Board") supervises the investment adviser and establishes policies that the investment adviser must follow in its management of the Fund's investment program.

FMC serves as the investment adviser to the Fund. FMC has provided investment advisory services to individuals, partnerships, trusts, pension and employee benefit plans and other institutions since its founding in 1964. As of December 31, 2006, FMC had more than $15 billion in assets under management. For its advisory services to the Fund, FMC is entitled to an annual investment advisory fees of 1.00% of the Fund's average daily net assets. FMC has voluntarily agreed to waive its fees and reimburse certain expenses of the Fund so that total operating expenses do not exceed 1.30% of the Fund's average daily net assets. During the most recent fiscal year ended October 31, 2006, FMC received advisory fees of 1.00% of the Fund's average daily net assets. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement can be found in the Fund's Semi-Annual Report dated April 30, 2006, which covers the period from November 1, 2005 to April 30, 2006.

FMC, a registered broker-dealer, expects to use its own brokerage facilities for effecting substantially all of the Fund's brokerage transactions.


PORTFOLIO MANAGER

Edward I. Lefferman, CFA is a Senior Managing Director and portfolio manager with the Adviser. He has been with the Adviser since 1984 and has managed the Fund since it commenced operations. Mr. Lefferman has more than 35 years of investment experience. Prior to joining the Adviser, Mr. Lefferman served as a senior research analyst at Lehman Brothers.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund shares.

PURCHASING AND SELLING FUND SHARES

This section tells explains how you may purchase and sell (sometimes called "redeem") shares of the Fund.

The Fund's shares are intended to be held by individual and institutional investors.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund, complete and send in an application. If you need an application or have questions, please call 1-877-FMC-4099 (1-877-362-4099).

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by credit card checks or third party checks.


You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers, including FMC. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. In general, you will also have to address your correspondence or questions regarding the Fund to your broker or institution.


The Fund reserves the right to reject any specific order to purchase Fund shares for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order.

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the NAV on any given day, the Fund must receive your order in good form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. If the NYSE closes early - such as on days in advance of certain generally observed holidays
- the Fund will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.


HOW THE FUND CALCULATES NAV


NAV for one Fund share is the value of that share's portion of the net assets of the Fund.


In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

MINIMUM PURCHASES


To purchase shares of the Fund for the first time, you must invest at least $10,000, including for IRAs. To meet the Fund's minimum account requirements for IRAs, you will generally need to rollover assets from an existing IRA account. Your subsequent investments in the Fund must be made in amounts of at least $1,000.


The Fund may accept investments of smaller amounts at its discretion. In addition, these minimum purchase requirements may be reduced or waived by the distributor or for investors who purchase shares of the Fund through omnibus accounts maintained by registered broker-dealers who have executed sub-distribution agreements with the distributor. The Adviser has entered into a sub-distribution agreement with the distributor.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares of the Fund automatically through regular deductions from your account in amounts of at least $25 per month.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-877-FMC-4099 (1-877-362-4099).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $25,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). While it is highly unlikely that your shares would ever be redeemed in kind, if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In the event shares are redeemed in kind, investors will generally bear market risks until the securities are converted into cash.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $10,000 because of redemptions, the Fund may redeem your shares. The Fund will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this is in the SAI.


OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for investors who have a long-term investment orientation; shareholders are discouraged from engaging in "market timing" or other types of excessive short-term trading. Frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Fund may invest in small or mid cap securities that often may trade in lower volumes, frequent trading by certain shareholders may dilute the value of Fund shares held by other shareholders. In addition, because frequent trading may cause the Fund to attempt to maintain higher cash positions, changes to the Fund's holdings in response to excessive trading may impact the market prices of such relatively thinly traded securities held by the Fund.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:


     o Shareholders are restricted from making more than two "round trips" into or out of the Fund per month. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a "round trip" as a purchase of Fund shares by a shareholder, followed by a subsequent redemption of Fund shares by the shareholder.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies, to the best of their abilities, uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions of Fund shares as provided for in this prospectus are exempt from these policies.


Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund may occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. Access by the Fund and its service providers to information about individual shareholder transactions made through such omnibus arrangements may be unavailable or severely limited. As a result, the Fund cannot provide assurance that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result, frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.


CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS TO YOU: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

The Fund reserves the right to close your account at the NAV next-determined if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your Fund shares at the NAV next-determined and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and may be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services and/or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authorities. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of a redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS


The Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record dates, you will be entitled to receive the distributions.


You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the dates of the distributions. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, LOCAL AND OTHER INCOME taxes. Below is a summary of some important tax issues that may affect the Fund and its shareholders. This summary is based on current tax laws, which may change.


The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions (including net short-term capital gains) other than distributions of qualified dividend income are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.


MORE INFORMATION ABOUT TAXES IS AVAILABLE IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal year ended October 31, 2006 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior years has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-877-FMC-4099 (1-877-362-4099).

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED OCTOBER 31,                                  FMC STRATEGIC VALUE FUND

                                                   2006         2005       2004        2003        2002
NET ASSET VALUE BEGINNING OF YEAR               $20.25       $18.36     $15.39      $12.51      $12.19
   Net Investment Income (Loss)                   0.14(2)     0.08(2)     0.14(2)     (0.05)      (0.02)
   Realized and Unrealized Gain on Investments     4.13         2.90       2.92        3.05        1.05
   Total from Investment Operations                4.27         2.98       3.06        3.00        1.03
   Distributions from Net Investment Income       (0.13)       (0.18)        -          -            -
   Distributions from Realized Gains              (0.80)       (0.91)     (0.09)      (0.12)      (0.71)
   Total Dividends and Distributions              (0.93)       (1.09)     (0.09)      (0.12)      (0.71)
 NET ASSET VALUE END OF PERIOD                    $23.59       $20.25     $18.36      $15.39      $12.51
TOTAL RETURN(1)                                   21.71%       16.70%     19.96%      24.15%       8.57%
Net Assets End of Period (000)                   $197,940     $125,344    $83,544    $54,415      $31,671
Ratio of Expenses to Average Net Assets            1.22%       1.25%       1.28%      1.30%        1.30%
Ratio of Net Investment Income (Loss)  to
Average Net Assets                                 0.64%       0.42%       0.81%     (0.40)%      (0.19)%
Portfolio Turnover Rate                           18.64%       13.29%     18.94%      6.68%        3.26%

----------
(1) Total Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(2)  Per share calculations were performed using average shares for the period.


Amounts designated as "-" are either $0 or have been rounded to $0.

                         THE ADVISORS' INNER CIRCLE FUND
                            FMC STRATEGIC VALUE FUND

INVESTMENT ADVISER

First Manhattan Co.
437 Madison Avenue
New York, New York 10022-7001

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP


More information about the Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI dated March 1, 2007 includes detailed information about The Advisors' Inner Circle Fund and the FMC Strategic Value Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS


These reports contain information from the Fund's portfolio managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund's holdings and detailed financial information about the Fund.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-877-FMC-4099 (1-877-362-4099)


BY MAIL: Write to us at:
FMC Strategic Value Fund
c/o The Advisors' Inner Circle Fund
P.O. Box 219009
Kansas City, Missouri 64121-9009


BY INTERNET: www.firstmanhattan.com (prospectus, Annual and Semi-Annual Reports only)

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.


The Trust's Investment Company Act registration number is 811-06400.


                                                                 FMC-PS-002-0600

                         THE ADVISORS' INNER CIRCLE FUND


                                   PROSPECTUS
                                  MARCH 1, 2007


                       HAVERFORD QUALITY GROWTH STOCK FUND

                               INVESTMENT ADVISER:
                      HAVERFORD INVESTMENT MANAGEMENT, INC.


   THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS


The Haverford Quality Growth Stock Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                  PAGE
                                                                  ----
     PRINCIPAL INVESTMENT STRATEGIES AND RISKS......................3
     PERFORMANCE INFORMATION AND EXPENSES...........................4
     MORE INFORMATION ABOUT RISK....................................6
     MORE INFORMATION ABOUT FUND INVESTMENTS........................6
     INFORMATION ABOUT PORTFOLIO HOLDINGS...........................6
     INVESTMENT ADVISER ............................................6
     PORTFOLIO MANAGERS.............................................7
     PURCHASING AND SELLING FUND SHARES.............................8
     OTHER POLICIES.................................................12
     DIVIDENDS AND DISTRIBUTIONS....................................14
     TAXES..........................................................14
     FINANCIAL HIGHLIGHTS...........................................15
     HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND..................Back Cover

HAVERFORD QUALITY GROWTH STOCK FUND

FUND SUMMARY

INVESTMENT GOAL                   Long-term growth of capital

INVESTMENT FOCUS                  Large capitalization U.S. common stocks of
                                  growth companies

SHARE PRICE VOLATILITY            Medium

PRINCIPAL INVESTMENT STRATEGY     Investing in well-known and established stocks
                                  with continued earnings growth and a history of paying regular dividends

INVESTOR PROFILE                  Investors who seek long-term growth of capital
                                  and income and are willing to bear the risk of investing in equity securities

INVESTMENT STRATEGY


The Haverford Quality Growth Stock Fund invests primarily (at least 80% of its net assets) in common stocks. The Fund focuses on large cap U.S. companies (those with a market capitalization greater than $10 billion) that Haverford Investment Management, Inc. ("Haverford" or the "Adviser") believes are quality companies whose stock offers the potential for future price appreciation. The Adviser considers quality growth companies to: have a history of predictable and consistent earnings growth; have regular, growing dividend payments; and be industry leaders in their respective categories. After screening companies based on these criteria, the Fund's Adviser invests in the companies that it believes offer exceptional financial strength, industry position, franchise recognition, and consistent and predictable growth in earnings and dividends. Using this strategy, the Fund will ordinarily expect to hold stocks of 25 to 35 different companies operating in 15 to 20 different industries.


The Fund seeks to buy and hold its securities for the long term, and seeks to keep portfolio turnover to a minimum. However, the Adviser may sell a security: in response to deterioration in a company's business prospects, performance, or financial strength; when it becomes over-valued or comprises too large of a position in the portfolio; or when better opportunities are available among similar companies.

PRINCIPAL RISKS OF INVESTING

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Although the Fund is diversified, its investment strategy often results in a relatively focused portfolio of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Investors are also subject to the risk that the Fund's market segment, large cap growth stocks, may underperform other equity market segments or the equity market as a whole.

PERFORMANCE INFORMATION

This bar chart shows changes in the Fund's performance for the most recent calendar year.


           2005                         0.07%
           2006                        10.86%

       BEST QUARTER                WORST QUARTER
           6.12%                      (2.98)%
        (09/30/06)                  (03/31/05)


AVERAGE ANNUAL TOTAL RETURNS


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2006 TO THOSE OF THE S&P 500 INDEX.

                                                                   1 YEAR              SINCE INCEPTION*
---------------------------------------------------------- ----------------------- --------------------------
Fund Return Before Taxes                                           10.86%                    5.54%
Return After Taxes on Distributions                                10.30%                    5.22%
Return After Taxes on Distributions and Sale of Fund
Shares                                                              7.33%                    4.64%
S&P 500 Index (reflects no deduction for expenses or taxes)        15.80%                   11.14%

----------
*    Inception date is June 30, 2004.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


       Investment Advisory Fees ........................................ 0.60%
       Other Expenses................................................... 1.43%
       Acquired Fund Fees and Expenses.................................. 0.00%*
                                                                        -----
       Total Annual Fund Operating Expenses**........................... 2.03%
       Less Fee Waivers and Expense Reimbursements......................(1.03)%
                                                                        -----
       Net Expenses..................................................... 1.00%

----------
*    Represents less than 0.01%.

** The Adviser has contractually agreed to waive fees and, to the extent necessary, reimburse Fund operating expenses in order to keep total annual Fund operating expenses (not including acquired fund fees and expenses) from exceeding 1.00% of the Fund's average daily net assets until March 1, 2008.


For more information about investment advisory fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  ------   -------   -------   --------
                   $102      $537      $998     $2,276

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Fund's Adviser invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. The Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets in common stocks. This non-fundamental policy may be changed upon 60 days' written notice to shareholders. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Fund's Adviser believes that the risk of loss outweighs the opportunity for growth of capital.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.

INVESTMENT ADVISER


The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's

Board of Trustees (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Haverford Investment Management, Inc. serves as the investment adviser to the Fund. The Adviser's principal place of business is located at Three Radnor Corporate Center, Suite 450, Radnor, PA 17087-4546. The Adviser is an affiliate of The Haverford Trust Company ("Haverford Trust"). Founded in 1979, Haverford Trust offers trust, estate and private banking services. As of December 31, 2006, the Adviser had approximately $160 million in assets under management. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% based on the average daily net assets of the Fund. For the fiscal year ended October 31, 2006, the Adviser was paid 0%. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement can be found in the Fund's Semi-Annual Report dated April 30, 2006, which covers the period from November 1, 2005 to April 30, 2006.


PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares.

Joseph J. McLaughlin, Jr., President and Member of the Investment Selection Committee, Executive Committee and Board of Directors, joined Haverford in 1992 and has over 25 years of investment experience. Mr. McLaughlin received a B.S. degree from St. Joseph's University.


Binney H.C. Wietlisbach, Executive Vice President and Member of the Investment Selection Committee, Executive Committee and Board of Directors, joined Haverford in 1991 and has over 20 years of investment experience. Ms. Wietlisbach received a B.S. degree from Penn State University.

George W. Connell, Chairman, Chief Executive Officer and Member of the Investment Selection Committee, Executive Committee and Board of Directors, founded Haverford in 1979 and has over 47 years of investment experience. Mr. Connell received a B.S. degree from the University of Pennsylvania, Wharton School.

Henry B. Smith, Vice President, Chief Investment Officer and Chairperson of the Investment Selection Committee, joined Haverford in 1991 and has over 22 years of investment experience. Mr. Smith received a B.A. degree from Franklin & Marshall College.

Jason D. Pride, Vice President, Director of Research and Member of the Investment Selection Committee, joined Haverford in 2001 and has over 9 years of investment experience. Prior to joining Haverford, Mr. Pride was a research analyst at Logan Capital Management, Inc. and Warburg Dillon Read, LLC. Mr. Pride received a B.S. degree from the Massachusetts Institute of Technology.


THE ADVISER'S PAST PERFORMANCE


The following table represents the performance information for all the private accounts managed by Haverford Trust with investment objectives, policies and strategies that are substantially similar to those of the Fund, as well as a comparison to the Fund's performance benchmark. These private accounts were managed by the same team of investment professionals that currently manage the investments of the Fund. These similarly managed private accounts are referred to as Haverford Trust's "Quality Equity composite." The performance information was prepared in accordance with applicable the standards of the Chartered Financial Analyst Institute (CFA (R)), formerly, the Association for Investment Management and Research (AIMR-PPS(R)), but not in accordance with SEC standards.

The performance of the Quality Equity Composite (net of fees) reflects Haverford Trust's applicable account fees and expenses; however, the Fund's fees and expenses are generally expected to be higher than those of the accounts included in the Quality Equity composite. If the Fund's fees and expenses had been imposed on the accounts included in the Quality Equity Composite, the performance shown below would have been lower. For example, the Quality Equity Composite does not reflect custody fees or other expenses, normally paid by mutual funds. Further, the accounts included in the Quality Equity Composite were not subject to the investment limitations, diversification requirements and other legal and tax restrictions that are applicable to the Fund. If these limitations and restrictions were imposed on the accounts included in the Quality Equity Composite, it could have adversely affected their performance.

THE INFORMATION IN THE TABLE BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE FUND. IT SHOWS THE PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY THE ADVISER. THE PAST PERFORMANCE OF THE QUALITY EQUITY COMPOSITE IS NO GUARANTEE OF THE FUTURE PERFORMANCE OF THE FUND.

         ------------------------------- -------------------------------------------------------------------
                                                          AVERAGE ANNUAL TOTAL RETURN FOR
                                                        THE PERIODS ENDED DECEMBER 31, 2006
         ------------------------------- -------------------------------------------------------------------
         COMPOSITE/BENCHMARK                1 YEAR          5 YEAR          10 YEAR       SINCE INCEPTION*
         ------------------------------- ------------- ----------------- --------------- -------------------
         Quality Equity Composite
         (gross of fees)                    11.72%          3.05%            8.36%             14.69%
         ------------------------------- ------------- ----------------- --------------- -------------------
         Quality Equity Composite
         (net of fees)                      11.17%          2.54%            7.83%             14.13%
         ------------------------------- ------------- ----------------- --------------- -------------------
         S&P 500 Index**                    15.80%          6.20%            8.42%             13.47%
         ------------------------------- ------------- ----------------- --------------- -------------------

----------
*    Inception date 12/31/78.

** The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

The Fund is for individual and institutional investors.

HOW TO PURCHASE FUND SHARES


To purchase shares directly from the Fund, complete and send in the application. If you need an application or have questions, please call 1-866-301-7212.


All investments must be made by check, Automated Clearing House (ACH) or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by credit card checks or third party checks.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

REGULAR MAIL ADDRESS
Haverford Quality Growth Stock Fund
PO Box 219745
Kansas City, MO 64121-9745

EXPRESS MAIL ADDRESS
Haverford Quality Growth Stock Fund
c/o DST Systems
430 W. 7th Street
Kansas City, MO 64105

BY WIRE

To open an account by wire call 1-866-301-7212 for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS
UMB Bank, N.A.
ABA #101000695
The Haverford Quality Growth Stock Fund
DDA Acct. #9870523965
Ref: fund name/account number/account name/wire control number

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. To cancel or change a plan, write to the Fund at

Haverford Quality Growth Stock Fund, PO Box 219745, Kansas City, MO 64121-9745 (Express Mail Address: 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

GENERAL INFORMATION

You may purchase shares by mail or wire on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order.

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the NAV on any given day, the Fund must receive your order in good form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. If the NYSE closes early - such as on days in advance of certain generally observed holidays
- the Fund will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.


HOW THE FUND CALCULATES NAV


NAV for one Fund share is the value of that share's portion of the net assets of the Fund.


In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

MINIMUM PURCHASES


To purchase shares for the first time, you must invest at least $2,500, including individual retirement accounts ("IRAs"), in the Fund. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts at its discretion.


FUND CODES

The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily NAV, or get additional information.

FUND NAME                  TRADING SYMBOL     CUSIP     FUND CODE
-----------------------------------------------------------------
Haverford Quality Growth        HAVGX       0075W0866      1225
Stock Fund
-----------------------------------------------------------------

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-866-301-7212.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). In addition, you will need to provide a signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address.

The sale price of each share will be the next NAV determined after the Fund (or an authorized broker) receives your request.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund.

RECEIVING YOUR MONEY


Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (or for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). If your shares are redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them. The Fund may also redeem in kind to discourage short-term trading of shares. In the event shares are redeemed in kind, investors will generally bear market risks until the securities are converted into cash.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $10,000 because of redemptions you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.


The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:


     o Shareholders are restricted from making more than four "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions are exempt from these policies.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM


Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services or; (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income quarterly and the Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.


The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions (including net short-term capital gains), other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal year ended October 31, 2006 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-866-301-7212.

FINANCIAL HIGHLIGHTS
HAVERFORD QUALITY GROWTH STOCK FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                                        RATIO OF
            NET                    NET                                                                       RATIO OF   EXPENSES
           ASSET                 REALIZED                DIVIDENDS              NET                          EXPENSES  TO AVERAGE
           VALUE       NET         AND        TOTAL       FROM                 ASSET            NET ASSETS,     TO      NET ASSETS
         BEGINNING  INVESTMENT  UNREALIZED     FROM        NET                 VALUE,             END OF      AVERAGE  (EXCLUDING
            OF        INCOME      GAIN/     INVESTMENT  INVESTMENT    TOTAL    END OF   TOTAL     PERIOD        NET     FEES PAID
          PERIOD      (LOSS)      (LOSS)    OPERATIONS    INCOME    DIVIDENDS  PERIOD  RETURN+  (THOUSANDS)   ASSETS   INDIRECTLY)
------------------------------------------------------------------------------------------------------------------------------------
HAVERFORD
QUALITY
GROWTH
STOCK
FUND

October      $9.98     $0.10(1)      $0.96       $1.06      $(0.10)    $(0.10) $10.94   10.64%      $21,128    1.00%      1.02%
31, 2005
to
October
31, 2006

October      $9.75  $0.11(1)(3)      $0.24       $0.35      $(0.12)    $(0.12)  $9.98    3.57%      $22,421    1.00%      1.00%
31, 2004
to
October
31, 2005

June 30,    $10.00     $0.04(1)  $(0.28)(2)     $(0.24)     $(0.01)    $(0.01)  $9.75   (2.40)%     $13,253    1.00**     1.00**
2004* to
October
31, 2004


[RESTUB]


            RATIO OF
           EXPENSES TO     RATIO
            AVERAGE         OF
           NET ASSETS       NET
           (EXCLUDING    INVESTMENT
            WAIVERS,      INCOME
         REIMBURSEMENTS     TO
              AND         AVERAGE
           FEES PAID        NET      PORTFOLIO
          INDIRECTLLY)     ASSETS    TURNOVER
-----------------------------------------------
HAVERFORD
QUALITY
GROWTH
STOCK
FUND

October      2.03%         0.94%      48%***
31, 2005
to
October
31, 2006

October      2.11%         1.10%(3)   13%
31, 2004
to
October
31, 2005

June 30,    14.09%**       1.10%***    3%
2004* to
October
31, 2004

----------
*    Commencement of Operations.
**   Annualized.
*** The reason for the turnover increase from 2005 to 2006 is because a major shareholder in the fund withdrew significant assets during the year, forcing the fund to liquidate close to $10 million in equity. This one-time event effected turnover.

+ Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


(1)  Per share data calculated using the average shares method.

(2) The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the initial low level of average net assets associated with commencement of operations.
(3) Net investment income per share and the ratio of net investment income to average net assets include $0.03 and 0.32%, respectively, resulting from an extraordinary dividend from Microsoft in November 2004.

                         THE ADVISORS' INNER CIRCLE FUND
                       HAVERFORD QUALITY GROWTH STOCK FUND


INVESTMENT ADVISER

Haverford Investment Management, Inc.
Three Radnor Corporate Center
Suite 450
Radnor, PA 17087-4546

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 17456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP


MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI dated March 1, 2007, includes detailed information about the Haverford Quality Growth Stock Fund and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Fund's managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:     1-866-301-7212

BY MAIL:          Haverford Quality Growth Stock Fund
                  PO Box 217745
                  Kansas City, MO 64121-9745

BY INTERNET:      www.haverfordfunds.com


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.


THE TRUST'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.


                                                                 HIM-PS-001-0400

                              HGK EQUITY VALUE FUND



                               Investment Adviser:
                           HGK ASSET MANAGEMENT, INC.



                                   PROSPECTUS
                                  March 1, 2007



                         THE ADVISORS' INNER CIRCLE FUND



   THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

The HGK Equity Value Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                            PAGE
                                                                            ----
INVESTMENT STRATEGY ........................................................ 3
PRINCIPAL RISKS OF INVESTING ............................................... 3
PERFORMANCE INFORMATION..................................................... 4
FUND FEES AND EXPENSES ..................................................... 5
MORE INFORMATION ABOUT RISK ...................................... ......... 7
MORE INFORMATION ABOUT FUND INVESTMENTS..................................... 7
INFORMATION ABOUT PORTFOLIO HOLDINGS........................................ 7
INVESTMENT ADVISER ......................................................... 7
PORTFOLIO MANAGERS.......................................................... 8
SHAREHOLDER SERVICING ARRANGEMENTS.......................................... 8
PURCHASING AND SELLING FUND SHARES.......................................... 8
DISTRIBUTION OF FUND SHARES................................................ 13
OTHER POLICIES ............................................................ 13
DIVIDENDS AND DISTRIBUTIONS ............................................... 14
TAXES ..................................................................... 15
FINANCIAL HIGHLIGHTS ...................................................... 16
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND...................... BACK COVER

                             HGK EQUITY VALUE FUND

FUND SUMMARY

Investment Goal                     Long-term capital appreciation

Investment Focus                    Large capitalization U.S. common stocks

Share Price Volatility              Medium

Principal Investment Strategy       Investing in common stocks of large-sized
                                    companies which are undervalued relative to their ability to generate cash flows

Investor Profile                    Investors who seek long-term capital
                                    appreciation and who are willing to bear the risks of investing in equity securities

INVESTMENT STRATEGY

The HGK Equity Value Fund invests primarily (at least 80% of its net assets) in equity securities. This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. HGK Asset Management, Inc. ("HGK" or the "Adviser") focuses on common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion) that it believes exhibit value characteristics. In choosing investments for the Fund, the Adviser identifies value through in-depth cash flow analysis, selecting securities of those companies that exhibit improving cash flow return on investments and that currently trade at a price below the present value of their discounted cash flows. The Adviser's process seeks to eliminate the accounting distortions inherent in financial statements and allow comparisons between companies based on their ability to generate cash flow for a given level of invested capital. The Adviser also incorporates traditional "value criteria," such as price/earnings ratios, to reinforce and enhance the investment selection process.

The Adviser employs a sell discipline for individual stocks based on a discounted cash flow model. Using consensus earnings estimates and historical asset growth rates, a model of future cash flows is constructed with a duration based on a company's average asset life and a residual value comprised of cash, land, accounts receivable, and inventories. A company-specific discount rate is then applied to the cash flows and residual value, resulting in a present value for the stock. When a stock's present value reaches its market price, it becomes a candidate for sale.

The Adviser seeks to keep the Fund well-diversified and exposed to all major market sectors (such as technology, consumer staples, etc.) in the Standard & Poor's 500 Index ("S&P 500") and will overweight sectors which it believes are undervalued. The Adviser will attempt to avoid overweighting the Fund's position in any specific sector beyond 150% of the weighting that sector has in the S&P
500. Conversely, for sectors that it believes are overvalued, the Adviser will attempt to avoid underweighting the Fund's position in any specific sector below 50% of the weighting that sector has in the S&P 500.

PRINCIPAL RISKS OF INVESTING

Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that large capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from calendar year to calendar year. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                                  [BAR CHART]


2000        2001        2002        2003        2004        2005        2006
-------------------------------------------------------------------------------
6.34%      -1.44%      -24.15%      34.64%      12.43%      9.85%       20.91%

                      BEST QUARTER             WORST QUARTER
                      ------------             -------------
                         20.16%                   (20.76%)
                       (06/30/03)                (09/30/02)


AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns for the periods ended December 31, 2006, to those of the Russell 1000 Value Index and the S&P 500 Index.*

                                                                                        SINCE
                                                                 1 YEAR     5 YEARS   INCEPTION**
                                                                 ------     -------   -----------
FUND RETURN BEFORE TAXES ................................        14.29%      7.59%     4.60%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS*** .............        12.67%      6.94%     3.91%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
FUND SHARES*** ..........................................        10.06%      6.36%     3.66%
RUSSELL 1000 VALUE INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES, OR TAXES) .....................................        22.25%     10.86%     6.55%
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES,
OR TAXES) ...............................................        15.80%      6.19%     2.05%

* The Fund previously compared its returns to the Wilshire Target Large Company Value Index, a focused measurement of the large cap sector of the market comprised of large companies (with market capitalizations currently extending down to approximately $2.1 billion) that are monitored using a variety of relative value criteria, the goal of which is to capture the most attractive value opportunities available, and the Wilshire Large Value Index, a focused measurement of the large cap value sector of the market that is capitalization weighted and which includes securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value. These indices were discontinued by Wilshire as of July 31, 2006.

** The Fund's inception date is 6/9/99. Index comparisons begin on 6/30/99.

*** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies of leading industries within the U.S. economy. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price) ............................................         5.50%*
Maximum Deferred Sales Charge (Load) (as a percentage of net
  asset value)...................................................          None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
  other Distributions (as a percentage of offering price)........          None
Redemption Fee (as a percentage of amount redeemed,
  if applicable).................................................          None
--------------------------------------------------------------------------------

* This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
Investment Advisory Fees.........................................        0.90%
Distribution and Service (12b-1) Fees............................        0.25%
Other Expenses ..................................................        2.28%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses ............................        3.43%
Less Fee Waivers and Expense Reimbursements* ....................       (1.93)%
--------------------------------------------------------------------------------
Net Expenses.....................................................        1.50%
--------------------------------------------------------------------------------

* The Adviser has contractually agreed to waive fees and, to the extent necessary, reimburse Fund operating expenses in order to keep total annual operating expenses from exceeding 1.50% until March 1, 2008. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


             1 YEAR        3 YEARS        5 YEARS         10 YEARS
             ------        -------        -------         --------
              $153          $874          $1,618           $3,583

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MORE INFORMATION ABOUT FUND
INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information ("SAI").

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains. Of course, the Fund cannot guarantee that it will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO
HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.

INVESTMENT ADVISER


The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities. HGK has provided equity, fixed income and balanced asset management services for the assets of institutional and individual investors since its inception in 1983. As of December 31, 2006, HGK had approximately $3.16 billion in assets under management. For its advisory services to the Fund, HGK is entitled to receive 0.90% of the average daily net assets of the Fund. HGK has contractually agreed, for a period of one year from the date of this prospectus, to waive all or a portion of its fees and reimburse certain expenses for the Fund so that total operating expenses do not exceed 1.50% of the Fund's average daily net assets. For the fiscal year ended October 31, 2006, HGK waived the entire amount of its advisory fee. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report dated October 31, 2006.


The Adviser may use its affiliates as brokers for Fund transactions.

PORTFOLIO MANAGERS

Michael Pendergast, CFA serves as a Managing Director and is the Senior Equity Portfolio Manager for HGK and co-manages the Fund. He has more than 22 years of investment experience. Prior to joining HGK in 1983, Mr. Pendergast served as an equity portfolio manager at L.F. Rothchild, Unterberg, Towbin.

Paul B. Carlson, CFA serves as a Portfolio Manager for HGK and co-manages the Fund. He has more than 17 years of investment experience. Prior to joining HGK in 1991, Mr. Carlson served as a trading assistant at Dillon, Read.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

SHAREHOLDER SERVICING
ARRANGEMENTS

The Adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the Fund. The amount of these payments will generally vary. Additional compensation may also be paid to financial representatives who offer the Fund as part of a special preferred list or other promotional program. Financial representatives that receive these types of payments may have a conflict of interest in recommending or selling Fund shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.


PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

The Fund is for individual and institutional investors.


HOW TO PURCHASE FUND SHARES

To purchase shares directly from us, complete and send in the attached application. If you need an application or have questions, please call 1-877DIAL- HGK (342-5445).

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by credit card checks or third party checks.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order plus the applicable front-end sales charge.

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the NAV on any given day, the Fund must receive your order in good form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. If the NYSE closes early - such as on days in advance of certain generally observed holidays
- the Fund will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.


HOW THE FUND CALCULATES NAV


NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $2,000 in the Fund. To purchase shares for an individual retirement account ("IRA") or other tax qualified account only, you must invest at least $500. There is no minimum for subsequent investments in the Fund. The Fund may accept investments of smaller amounts at its discretion.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares of the Fund automatically through regular deductions from your account in amounts of at least $25 per month.

SALES CHARGES

FRONT-END SALES CHARGES

The offering price of Fund shares is the NAV next calculated after the Fund receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                             YOUR SALES       YOUR SALES
                            CHARGE AS A      CHARGE AS A
                            PERCENTAGE       PERCENTAGE
                            OF OFFERING      OF YOUR NET
IF YOUR INVESTMENT IS:        PRICE          INVESTMENT
--------------------------------------------------------
Less than $50,000 ....        5.50%             5.82%

$50,000 but less than
$100,000 .............        4.75%             4.99%

$100,000 but less than
$250,000 .............        3.75%             3.90%

$250,000 but less than
$500,000 .............        2.75%             2.83%

$500,000 but less than
$1,000,000 ...........        2.00%             2.04%

$1,000,000 and over ..        0.00%             0.00%


You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. See "Reduced Sales Charges" on the next column.


WAIVER OF FRONT-END SALES CHARGE

The front-end sales charge will be waived on shares purchased:

         o        through reinvestment of dividends and distributions;

         o by employees, and members of their immediate family, of HGK and its affiliates and vendors;

         o        by employees and retirees of the Administrator or Distributor;

         o        by Trustees and officers of the Trust;

         o by all labor unions and their members and their immediate family members, employees and plan trustees, and their retirement funds sold through HGK (purchases made through brokers and dealers that are not affiliated with HGK may be subject to a sales charge); or

         o        by existing clients of HGK.

REDUCED SALES CHARGES

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Fund or its agent may request account statements if it is unable to verify your account information.

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK THE FUND FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase the shares over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of shares sold subject to a sales charge. As a result, shares of the Fund purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 4.00% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to the shares you purchase with a Letter of Intent.

PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

INDIVIDUALS

         o an individual, his or her spouse, or children residing in the same household,

         o any trust established exclusively for the benefit of an individual,

TRUSTEES AND FIDUCIARIES

         o a trustee or fiduciary purchasing for a single trust, estate or fiduciary account, and

OTHER GROUPS

         o any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of the Fund held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge.

Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

Information about the Fund's sales charges is not available on the Fund's website, as the website has not been designed to link to this information in the prospectus.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-877-DIAL-HGK (342-5445).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). In addition, you will need to provide a signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address.

The sale price of each share will be the NAV next determined after the Fund receives your request.



SYSTEMATIC WITHDRAWAL PLAN

If you have at least $50,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semiannual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. The Fund may waive the $50,000 minimum account size for the systematic withdrawal plan at its discretion.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In the event shares are redeemed in kind, shareholders will generally bear market risks until the securities are converted into cash.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $2,000 because of redemptions, the Fund may redeem your shares. The Fund will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The maximum annual distribution fee is 0.25% of the average daily net assets of the Fund.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

         o Shareholders are restricted from making more than three "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund.

         o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions are exempt from these policies.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.


ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti- Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions (including net short-term capital gains), other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                              FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal year ended October 31, 2006 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-877-DIAL-HGK (342-5445).


FOR A SHARE OUTSTANDING THROUGHOUT THE
YEARS ENDED OCTOBER 31,                                                   HGK EQUITY VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                       2006               2005            2004            2003             2002
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ......          $  10.77            $   9.69         $   8.64        $   6.80        $   8.46
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income ...................              0.10(1)             0.07             0.08            0.08            0.07
Realized and Unrealized Gains or (Losses)
on Investments ..........................              1.91                1.08             1.05            1.84           (1.66)
------------------------------------------------------------------------------------------------------------------------------------
Total from Operations ...................              2.01                1.15             1.13            1.92           (1.59)
Dividends from Net Investment Income ....             (0.10)              (0.07)           (0.08)          (0.08)          (0.07)
Distributions from Capital Gains ........             (0.65)                 --               --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions .......             (0.75)              (0.07)           (0.08)          (0.08)          (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year ............          $  12.03            $  10.77         $   9.69        $   8.64        $   6.80
====================================================================================================================================
TOTAL RETURN+............................             19.63%              11.89%           13.07%          28.48%         (18.97)%
====================================================================================================================================
Net Assets End of Year (000) ............          $ 15,215            $ 11,900         $ 10,924        $  7,122        $  5,241
Ratio of Expenses to Average Net Assets .              1.51%(2)            1.50%            1.50%           1.50%           1.50%
Ratio of Expenses to Average Net Assets
(Excluding Waivers, Reimbursements and
Fees Paid Indirectly) ...................              3.43%               3.45%            3.07%           4.21%           4.19%
Ratio of Net Investment Income to Average
Net Assets ..............................              0.89%               0.69%            0.81%           1.10%           0.80%
Portfolio Turnover Rate .................                60%                 67%              45%             30%             34%

+ Total return figures do not include applicable sales loads. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect, if they had not been in effect, performance would have been lower.

(1)      Per share data calculated using average shares method.

(2) The ratio of expenses to average net assets excludes the effect of fees paid indirectly. If the expense offsets were included, the ratio would have been 1.50%.

Amounts designated as "--" are either $0 or have been rounded to $0.

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



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



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

INVESTMENT ADVISER
HGK ASSET MANAGEMENT, INC.
525 WASHINGTON BOULEVARD
JERSEY CITY, NEW JERSEY 07310

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
ONE FREEDOM VALLEY DRIVE
OAKS, PENNSYLVANIA 19456

LEGAL COUNSEL
MORGAN, LEWIS & BOCKIUS LLP


More information about the Fund is available, without charge, through the following:


STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI dated March 1, 2007, includes detailed information about The Advisors' Inner Circle Fund and the HGK Equity Value Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL
REPORT, OR MORE INFORMATION:

BY TELEPHONE: CALL 1-877-DIAL-HGK (342-5445)


BY MAIL: Write to us at:
HGK Equity Value Fund
c/o The Advisors' Inner Circle Fund
P.O. Box 219009
Kansas City, Missouri 64121-9009


BY E-MAIL: pkosara@frontiernet.net

BY INTERNET: www.hgk.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Trust's Investment Company Act registration number is 811-06400.

HGK-PS-006-0900

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS

                                  MARCH 1, 2007

                             HGK MID CAP VALUE FUND

                               INVESTMENT ADVISER:
                           HGK ASSET MANAGEMENT, INC.


          THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
               OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
                 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The HGK Mid Cap Value Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


     INVESTMENT STRATEGY ............................................ 3
     PRINCIPAL RISKS OF INVESTING ................................... 4
     FUND FEES AND EXPENSES ......................................... 4
     MORE INFORMATION ABOUT RISK .................................... 6
     MORE INFORMATION ABOUT FUND INVESTMENTS ........................ 6
     INVESTMENT ADVISER ............................................. 7
     PORTFOLIO MANAGER .............................................. 7
     THE ADVISER'S PAST PERFORMANCE ................................. 7
     PURCHASING, SELLING AND EXCHANGING FUND SHARES ................. 8
     OTHER POLICIES ................................................. 14
     DIVIDENDS AND DISTRIBUTIONS .................................... 17
     TAXES .......................................................... 17
     HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND .................. Back Cover

HGK MID CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                       Long-term capital appreciation

INVESTMENT FOCUS                      Medium capitalization U.S. common stocks

SHARE PRICE VOLATILITY                High

PRINCIPAL INVESTMENT STRATEGY         Investing in common stocks of medium-sized
                                      U.S. companies which are undervalued
                                      relative to their ability to generate
                                      cash flows

INVESTOR PROFILE                      Investors who seek long-term capital
                                      appreciation and who are willing to bear the risks of investing in equity securities of medium-sized companies

INVESTMENT STRATEGY

The HGK Mid Cap Value Fund invests primarily (at least 80% of its net assets) in equity securities of companies with medium market capitalizations (between $1 billion and $5 billion). This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. HGK Asset Management, Inc. ("HGK" or the "Adviser") focuses on common stocks of established U.S. companies that it believes exhibit value characteristics. In choosing investments for the Fund, the Adviser identifies value through in-depth cash flow analysis, selecting securities of those companies that exhibit improving cash flow return on investment and that trade at a price below the present value of their discounted cash flows. The Adviser's process seeks to eliminate the accounting distortions inherent in financial statements and allow comparisons between companies based on their ability to generate cash flow for a given level of invested capital. The Adviser also incorporates traditional "value criteria," such as price/earnings ratios, to reinforce and enhance the investment selection process.

The Adviser seeks to keep the Fund well-diversified and exposed to all major market sectors (such as technology, consumer staples, etc.) represented in the broad market and will overweight sectors which it believes are undervalued. The Adviser will attempt to avoid significant overweighting or underweighting of the Fund's position in any specific sector.

The Adviser employs a sell discipline for individual stocks based on a discounted cash flow model. Using consensus earnings estimates and historical asset growth rates, a model of future cash flows is constructed with a duration based on a company's average asset life and a residual value comprised of cash, land, accounts receivable, and inventories. A company-specific discount rate is then applied to the cash flows and residual value, resulting in a present value for the stock. When a stock's present value reaches its market price, it becomes a candidate for sale.

PRINCIPAL RISKS OF INVESTING

Because it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange and may or may not pay dividends.

The Fund is also subject to the risk that medium capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole.



FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------- --------------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                               5.50%*
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)                              None
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends and other Distributions
   (as a percentage of offering price)                               None
Redemption Fee (as a percentage of amount redeemed,
   if applicable)                                                    None


* This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)*

--------------------------------------------------------------- --------------
Investment Advisory Fees                                             0.90%
Distribution and Service (12b-1) Fees                                0.25%
Other Expenses                                                        XXX%
Total Annual Fund Operating Expenses                                 X.XX%
Less Fee Waivers and Expense Reimbursements*                          XXX%
Net Expenses                                                         1.50%

* The Adviser has contractually agreed to waive fees and, to the extent necessary, reimburse Fund operating expenses in order to keep total annual operating expenses from exceeding 1.50% until March 1, 200_.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                1 YEAR                 3 YEARS
                 $XXX                    $XXX

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information ("SAI").

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains. Of course, the Fund cannot guarantee that it will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.

INVESTMENT ADVISER

The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

HGK has provided equity, fixed income and balanced asset management services for the assets of institutional and individual investors since its inception in 1983. As of December 31, 2006, HGK had approximately $3.16 billion in assets under management. For its advisory services to the Fund, HGK is entitled to receive 0.90% of the average daily net assets of the Fund. HGK has contractually agreed, for a period of one year from the date of this prospectus, to waive a portion of its fees and reimburse certain expenses for the Fund so that total operating expenses do not exceed 1.50% of the Fund's average daily net assets. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report dated October 31, 2006.

The Adviser may use its affiliates as brokers for Fund transactions.

PORTFOLIO MANAGER

Arthur E. Coia, II serves as a managing director of HGK and manages the Fund. He has more than 12 years of investment experience. Prior to joining HGK in 1998, Mr. Coia managed equity accounts for a Manhattan investment firm.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund shares.

THE ADVISER'S PAST PERFORMANCE

The following table represents the average annual return for all of the accounts managed by HGK with investment goals and strategies that are substantially similar to those of the Fund and a comparison to the Fund's performance benchmark. These similarly managed accounts are referred to as "composites." The composites were managed by the same portfolio managers that currently manage the investments of the Fund. The composite performance has been adjusted based on the applicable sales charges and the estimated total operating expenses of the Fund, based on the Adviser's contractual agreement to waive its fees and reimburse fund expenses to limit the Fund's expenses to 1.50% of average daily net assets. This adjustment reduces the actual performance of the composites. The comparison of the composites to the benchmarks is meant to provide you with a general sense of how the composites performed compared to an appropriate broad-based equity market index. In addition, the composites were not registered mutual funds so they were not subject to the same investment and tax restrictions as the Fund. If they had been, the composites' performance might have been lower. The past performance of the composites is no guarantee of the future performance of the Fund.

------------------------------------------------------------------ -------------------------------------------
                                                                          AVERAGE ANNUAL TOTAL RETURN
                                                                         FOR THE PERIODS ENDED 12/31/06
------------------------------------------------------------------ ------------ ------------- ----------------
                                                                                              SINCE INCEPTION
                                                                     1 YEAR        3 year         (7/1/98)
------------------------------------------------------------------ ------------ ------------- ----------------
HGK Mid Cap Value Composite (reflects sales load and fees)          (13.68)%        4.25          (0.83)%
------------------------------------------------------------------ ------------ ------------- ----------------
HGK Mid Cap Value Composite (without sales load and fees)            (7.07)%       7.76%            1.94%
------------------------------------------------------------------ ------------ ------------- ----------------
Wilshire Target Mid Cap 750 Index                                   (19.13)%     (6.01)%            0.28%
------------------------------------------------------------------ ------------ ------------- ----------------

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Wilshire Mid Cap 750 Universe is a measurement of the middle capitalization companies in the Target Top 2500 Universe (consists of the 2500 largest common stocks by market capitalization in the Wilshire 5000 Index in June of each year). The Wilshire Mid Cap 750 Universe is an overlay of the large and small capitalization universes, and currently ranges from the $0.3 million to the $7.1 million market capitalization level.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Fund.

The Fund is for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from us, complete and send in the attached application. If you need an application or have questions, please call 1-877-DIAL-HGK (342-5445).

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. Dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund does not accept purchases made by credit card checks or third party checks.

Checks for accounts such as individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts must be made payable to "HGK Mid Cap Value Fund" or to one or more owners of the account and endorsed to "HGK Mid Cap Value Fund." For all other accounts, the check must be made payable on its face to "HGK Mid Cap Value Fund."

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order plus the applicable front-end sales charge.

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the NAV on any given day, the Fund must receive your order in good form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. If the NYSE closes early - such as on days in advance of certain generally observed holidays
- the Fund will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW THE FUND CALCULATES NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $2,000 in the Fund. There is no minimum for subsequent investments in the Fund. The Fund may accept investments of smaller amounts at its discretion.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares of the Fund automatically through regular deductions from your account in amounts of at least $25 per month.

SALES CHARGES

FRONT-END SALES CHARGES

The offering price of Fund shares is the NAV next calculated after the Fund receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                                         YOUR SALES CHARGE AS A    YOUR SALES CHARGE AS A
                                         PERCENTAGE OF OFFERING    PERCENTAGE OF YOUR NET
IF YOUR INVESTMENT IS:                          PRICE                   INVESTMENT
------------------------------------ --------------------------- ----------------------------
LESS THAN $50,000                               5.50%                     5.82%
$50,000 BUT LESS THAN $100,000                  4.75%                     4.99%
$100,000 BUT LESS THAN $250,000                 3.75%                     3.90%
$250,000 BUT LESS THAN $500,000                 2.75%                     2.83%
$500,000 BUT LESS THAN $1,000,000               2.00%                     2.04%
$1,000,000 AND OVER                             0.00%                     0.00%

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. See "Reduced Sales Charges" below.

WAIVER OF FRONT-END SALES CHARGE

The front-end sales charge will be waived on shares purchased:
o    through reinvestment of dividends and distributions;
o by employees, and members of their immediate family, of HGK and its affiliates and vendors;
o    by employees and retirees of the Administrator or Distributor;
o    by Trustees and officers of the Trust;

o by labor unions and their members and their immediate family members, employees and plan trustees, and their retirement funds and sold through HGK (purchases made through brokers and dealers that are not affiliated with HGK may be subject to a sales charge); or

o    by existing clients of HGK.

REDUCED SALES CHARGES

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Fund or its agent may request account statements if it is unable to verify your account information.

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase the shares over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of shares sold subject to a sales charge. As a result, shares of the Fund purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 4.0% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to the shares you purchase with a Letter of Intent.

PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

INDIVIDUALS
o an individual, his or her spouse, or children residing in the same household,
o    any trust established exclusively for the benefit of an individual,

TRUSTEES AND FIDUCIARIES
o a trustee or fiduciary purchasing for a single trust, estate or fiduciary account, and

OTHER GROUPS
o any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that; (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of the Fund held in all accounts (E.G., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

Information about the Fund's sales charges is not available on the Fund's website as the website has not been designed to link to this information in the prospectus.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-877-DIAL-HGK (342-5445).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). In addition, you will need to provide a signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address.

The sale price of each share will be the NAV next determined after the Fund receives your request.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $50,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. The Fund may waive the $50,000 minimum account size for the systematic withdrawal plan at its discretion.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In the event shares are redeemed in kind, shareholders will generally bear market risks until the securities are converted into cash.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $2,000 because of redemptions, the Fund may redeem your shares. The Fund will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares of the HGK Mid Cap Value Fund for shares of the HGK Equity Value Fund (and vice versa) on any Business Day by contacting us directly by mail or telephone.

You may also exchange shares through your financial institution by mail or telephone.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Fund. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The maximum annual distribution fee is 0.25% of average daily net assets of the Fund.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Fund invests in mid cap securities that often may trade in lower volumes, frequent trading by certain shareholders may dilute the value of Fund shares held by other shareholders. In addition, because frequent trading may cause the Fund to attempt to maintain higher cash positions, changes to the Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Fund.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

o Shareholders are restricted from making more than three "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund.

o The Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions are exempt from these policies.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions (including net short-term capital gains), other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                         THE ADVISORS' INNER CIRCLE FUND

                             HGK MID CAP VALUE FUND

INVESTMENT ADVISER

HGK Asset Management, Inc.
525 Washington Boulevard
Jersey City, New Jersey 07310

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI dated March 1, 2007, includes detailed information about The Advisors' Inner Circle Fund and the HGK Mid Cap Value Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-877-DIAL-HGK (877-342-5445)

BY MAIL:  Write to us at:

HGK Mid Cap Value Fund
c/o The Advisors' Inner Circle Fund
P.O. Box 219009 Kansas City, Missouri 64121-9009

BY E-MAIL:  PKOSARA@FRONTIERNET.NET

BY INTERNET:  WWW.HGK.COM

FROM THE SEC: You can also obtain the or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.

The Trust's Investment Company Act registration number is 811-06400.

                                                                  HGK-PS-XXX-XXX

                        THE ADVISORS' INNER CIRCLE FUND

ICM SMALL COMPANY PORTFOLIO


INSTITUTIONAL CLASS SHARES PROSPECTUS                              MARCH 1, 2007


INVESTMENT ADVISER:
INVESTMENT COUNSELORS OF MARYLAND, LLC


  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

FUND SUMMARY...................................................................1


  WHAT IS THE FUND'S INVESTMENT OBJECTIVE?.....................................1
  WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?.........................1
  WHAT ARE THE FUND'SPRINCIPAL RISKS?..........................................2
  HOW HAS THE FUND PERFORMED?..................................................2
  WHAT ARE THE FUND'SFEESAND EXPENSES?.........................................4


INVESTING WITH THE FUND........................................................5

  BUYING SHARES................................................................5
  REDEEMING SHARES.............................................................6
  TRANSACTION POLICIES.........................................................7
  ACCOUNT POLICIES............................................................10

ADDITIONAL INFORMATION ABOUT THE FUND.........................................14

  OTHER INVESTMENT PRACTICES AND STRATEGIES...................................14
  INVESTMENT MANAGEMENT.......................................................16
  SHAREHOLDER SERVICING ARRANGEMENTS..........................................17

FINANCIAL HIGHLIGHTS .........................................................19

FUND SUMMARY


WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
--------------------------------------------------------------------------------

     The ICM Small Company Portfolio (the "Fund") seeks maximum, long- term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The Fund may change its investment objective without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------


     The Fund normally seeks to achieve its investment objective by investing at least 80% of its net assets, at the time of initial purchase, in common stocks of companies that have market capitalizations that are under $2 billion. The Fund may invest in equity securities listed on the New York and American Stock Exchanges or traded on the over-the-counter markets operated by the NASD. The Fund invests mainly in common stocks, but it may also invest in other types of equity securities. Investment Counselors of Maryland, LLC ("ICM" or the "Adviser") is not required to sell a security held by the Fund that, as a result of appreciation, is outside of the stated market capitalization range.

     Typically, the Adviser looks to invest in companies with leading market share positions, shareholder oriented managements, and strong balance sheet and cash flow ratios. Usually, the shares of the companies the Adviser buys are selling at a price to earnings ratio below the average price to earnings ratio of the stocks which comprise the Russell 2000 Index. In addition, the companies selected by the Adviser usually have higher returns on equity and capital than the average company in the Russell 2000 Index. Using screening parameters such as price to earnings ratios, relative return on equity, and other financial ratios, the Adviser screens the Fund's universe of potential investments to identify potentially undervalued securities. The Adviser further narrows the list of potential investments through traditional fundamental security analysis, which may include interviews with company management and a review of the assessments and opinions of outside analysts and consultants. Securities are sold when the Adviser believes the shares have become relatively overvalued or it finds more attractive alternatives. The Adviser generally will not sell a security merely due to market appreciation outside the target capitalization range if it believes the company has growth potential.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------


     As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

     As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

     Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.


HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------


     Effective June 24, 2002, the Fund became the successor to a separate mutual fund, the UAM Funds, Inc. ICM Small Company Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by the same Adviser who currently manages the Fund, had identical investment objectives and strategies as the Fund and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the Fund. The bar chart shows how performance of the Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.

CALENDAR YEAR RETURNS

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
33.01%  -0.51%  -1.07%  22.46%  19.05%  -06.30% 35.31%  20.70%  5.22%   19.22%


     During the periods shown in the chart for the Fund, the highest return for a quarter was 22.66% (quarter ending 06/30/99) and the lowest return for a quarter was (18.89)% (quarter ending 09/30/02).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

     The average annual return table compares average annual returns of the Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.


                                               1 YEAR      5 YEARS      10 YEARS
     ---------------------------------------------------------------------------

     Average Annual Return Before Taxes        19.22%       13.93%        13.87%
     ---------------------------------------------------------------------------
     Average Annual Return After Taxes on
       Distributions*                          16.42%       12.89%        11.93%
     ---------------------------------------------------------------------------
     Average Annual Return After Taxes on
       Distributions and Sale of Fund Shares*  15.34%       12.04%        11.35%
     ---------------------------------------------------------------------------
     Russell 2000 Value Index+ (reflects no
       deduction for fees, expenses or taxes)  23.48%       15.37%        13.27%
     ---------------------------------------------------------------------------


     * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     + The Russell 2000 Value Index measures the performance of those securities in the Russell 2000 Index which have lower price-to-book ratios, higher dividend yields and lower forecasted growth values. The Russell 2000 Index is comprised of the smallest 2,000 companies of the 3,000 largest U.S. companies based on total market capitalization. The index is unmanaged and does not reflect any transaction costs.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------


     The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.


SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


     The Fund is a no-load investment, which means there are no fees or charges to buy or sell its shares or to reinvest dividends.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)

     Management Fees                                                       0.70%
     ---------------------------------------------------------------------------
     Other Expenses                                                        0.20%
     ---------------------------------------------------------------------------
     Total Annual Fund Operating Expenses                                  0.90%
     ---------------------------------------------------------------------------


     For more information about these fees, see "Investment Management."

     EXAMPLE


     This example can help you to compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



     1 Year          3 Years          5 Years          10 Years
     ----------------------------------------------------------
       $92             $287             $498            $1,108

INVESTING WITH THE FUND

BUYING SHARES
--------------------------------------------------------------------------------


     All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by credit card checks or third party checks.

     The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

     The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.


BY MAIL


     You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the fund name.


     REGULAR MAIL ADDRESS
     ICM Small Company Portfolio
     PO Box 219009
     Kansas City, MO 64121

     EXPRESS MAIL ADDRESS
     DST Systems
     c/o ICM Small Company Portfolio
     430 W. 7th Street
     Kansas City, MO 64105

BY WIRE


     To open an account by wire, call 1-866-234-5426 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the fund name and your account number).

     WIRING INSTRUCTIONS
     UMB Bank, N.A.
     ABA # 101000695
     The ICM Small Company Portfolio
     DDA Acct. # 9871063178
     Ref: account number/account name/
     wire control number

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)


     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. To cancel or change a plan, write to the Fund at:
     ICM Small Company Portfolio, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.


MINIMUM INVESTMENTS

     You can open an account with the Fund with a minimum initial investment of $2,500,000, including individual retirement accounts ("IRAs"). To meet the Fund's minimum account requirements for IRAs, you will generally need to rollover assets from an existing IRA account. You can buy additional shares for as little as $1,000. The Fund may accept investments of smaller amounts at its discretion.

FUND CODES


     The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily net asset value per share ("NAV") or get additional information.


          TRADING                                                      FUND
          SYMBOL                         CUSIP                         CODE
     ---------------------------------------------------------------------------
          ICSCX                        00758M220                       1229

REDEEMING SHARES
--------------------------------------------------------------------------------

BY MAIL


     You may contact the Fund directly by mail at: ICM Small Company Portfolio, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Fund signed by all registered parties on the account specifying:


     o    The fund name;
     o    The account number;
     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and
     o    The address to which redemption (sale) proceeds should be sent.


     All registered share owner(s) must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.


     Certain shareholders may need to include additional documents to redeem shares.

BY TELEPHONE

     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.


     Call 1-866-234-5426 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or wire them to your bank.


BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)


     If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.


TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE


     You may buy or sell shares of the Fund on each day the New York Stock Exchange ("NYSE") is open at a price equal to its NAV next computed after it receives and accepts your order. The Fund calculates NAV once each day the NYSE is open for business (a "Business Day") as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern
     Time). To receive the NAV on any given day, the Fund must receive your order in good form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day if the NYSE is open for trading that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- the Fund will calculate NAV as of the earlier closing time.

     NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or a fund reasonably believes that they are unreliable, such as in the case of a foreign security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board of Trustees (the "Board"). Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

     Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

     Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


     You may buy or sell shares of the Fund through a financial intermediary (such as a financial planner or adviser). To buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. Your financial intermediary may charge additional transaction fees for its services.

     Certain financial intermediaries have agreements with the Fund that allow them to enter purchase or redemption orders on behalf of clients and customers. For your purchase to be effective, your intermediary must transmit it in a timely manner. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


IN-KIND TRANSACTIONS


     Under certain conditions and at the Fund's discretion, you may pay for shares of the Fund with securities instead of cash. In addition, the Fund may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash. In the event shares are redeemed in-kind, shareholders will generally bear market risks until the securities are converted into cash.

PAYMENT OF REDEMPTION PROCEEDS


     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The Fund will pay for all shares redeemed within seven days after they receive a redemption request in proper form, meaning that it is complete and contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

     The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

     If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared, or the ACH transaction has been completed which may take up to 15 days from the purchase date.


TELEPHONE TRANSACTIONS


     The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Therefore, the Fund will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.


RIGHTS RESERVED BY THE FUND

PURCHASES


     At any time and without notice, the Fund may:


     o    Stop offering shares;

     o    Reject any purchase order; or


     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses). The Fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the per-centage of the investor's account involved in each transaction.
          For more information about the Fund's policies on excessive trading, see "Excessive Trading Policies and Procedures."


REDEMPTIONS


     At any time and without notice, the Fund may change or eliminate any of the redemption methods described above, except redemption by mail. The Fund may suspend your right to redeem if:


     o    Trading on the NYSE is restricted or halted; or


     o The U.S. Securities and Exchange Commission allows the Fund to delay redemptions.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING POLICIES AND PROCEDURES


     The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

     Because the Fund invests in small capitalization securities that often may trade in lower volumes, frequent trading by certain shareholders may dilute the value of Fund shares held by other shareholders. In addition, because frequent trading may cause the Fund to attempt to maintain higher cash positions, changes to the Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Fund.

     The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than two "round trips" into or out of the Fund per quarter (90 day period). If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.


     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.


     The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions are exempt from these policies.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those fund shares held through such omnibus arrangements (which may represent a majority of fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.


CUSTOMER IDENTIFICATION AND VERIFICATION

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.


     What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

     The Fund is required by law to reject your new account application if the required identifying information is not provided.

     In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

     Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.


     Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.


     However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax implications.


ANTI-MONEY LAUNDERING PROGRAM


     Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


SMALL ACCOUNTS


     The Fund may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:


     o    To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions. 12

     The Fund will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the sale of your shares.


DIVIDENDS AND DISTRIBUTIONS


     Normally, the Fund distributes its net investment income quarterly and its net capital gains at least once a year. The Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash.


FEDERAL TAXES


     The following is a summary of the federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the Fund.


TAXES ON DISTRIBUTIONS


     The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year the Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 866-234-5426 to find out when the Fund expects to make a distribution to shareholders.


     Each sale of shares of the Fund may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

     More information about taxes is in the Statement of Additional Information ("SAI").

ADDITIONAL INFORMATION ABOUT THE FUND

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------


     In addition to its principal investment strategies, the Fund may use the investment strategies described below. The Fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the Fund's investment practices and its risks, you should read the SAI.


DERIVATIVES


     The Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.


AMERICAN DEPOSITARY RECEIPTS ("ADRS")


     The Fund may invest up to 20% of its total assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.


     Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

SHORT-TERM INVESTING


     The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the Adviser believes that pursuing the Fund's investment objective will subject it to a significant risk of loss. The Fund has a policy requiring it to invest at least 80% of its net assets at the time of initial purchase in particular types of securities as described in the Fund's principal investment strategy, and will not change this policy without 60 days' prior written notice to shareholders. In addition to the temporary defensive measures discussed above, the Fund may also temporarily deviate from this 80% policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

     When the Adviser pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.


INFORMATION ABOUT PORTFOLIO HOLDINGS


     The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://sei2funds.seic.com/icm. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

     Certain portfolio holdings information for the Fund is available on the Fund's website - www.icomd.com - by clicking on the "ICM Small Company Portfolio" section of the homepage. A complete list of portfolio holdings for the Fund as of the end of the most recently completed calendar quarter is found under the "Quarterly Reports" section. The portfolio holdings information available on the Fund's website includes an alphabetical list of the securities owned by the Fund, but does not include the percentage of the Fund's overall portfolio represented by a particular security. The portfolio holdings information of the Fund's website is generally made available within fifteen days after the close of the most recently completed calendar quarter and will remain available until the information is updated following the close of the next quarter.


INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


     Investment Counselors of Maryland, LLC, a Delaware limited liability company located at 803 Cathedral Street, Baltimore, Maryland 21201, is the Fund's investment adviser. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. As of December 31, 2006, the Adviser had approximately $2.8 billion in assets under management. The Adviser is owned in part by Investment Counselors of Maryland, Inc. (the "Former Adviser") and ICM Management LLC, a company wholly- owned by eight officers of the Adviser who were also officers of the Former Adviser. Old Mutual (US) Holdings Inc., through its ownership of the Former Adviser retains an ownership interest in the Adviser.

     Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of OM Group (UK) Limited which is a subsidiary of Old Mutual plc, a financial services company based in the United Kingdom. The Adviser continued the business of the Former Adviser. The Adviser and the Former Adviser have provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1972. During its most recent fiscal year, the Fund paid the Adviser a fee of 0.70% of its average daily net assets. A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract can be found in the Fund's Semi-Annual Report dated April 30, 2007 which covers the period from November 1, 2006 to April 30, 2007.


PORTFOLIO MANAGERS


     The Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of fund shares.

     Mr. William V. Heaphy, CFA and Principal, joined ICM in 1994 and has over 12 years of investment experience. Mr. Heaphy earned his B.S. degree from Lehigh University in 1989 and his law degree from the University of Maryland in 1993.

     Mr. Robert D. McDorman, Jr., CFA and Principal, joined ICM in 1985 and has over 37 years of investment experience. He has managed the Fund since its inception in 1989. Mr. McDorman earned his B.A. degree from Trinity College in 1969 and his law degree from the University of Baltimore in 1976.

     Mr. Simeon F. Wooten III, CFA and Principal, joined ICM in 1998 and has over 26 years of investment experience. Mr. Wooten earned his B.S. degree from the Wharton School of the University of Pennsylvania in 1975.

     Gary Merwitz, Senior Vice President, joined ICM in 2004 and has over 9 years of investment experience. Prior to joining ICM, he was a small cap strategist from 2001-2004 and an education services analyst from 19992001 at Morgan Stanley. Mr. Merwitz earned his B.S. degree in accounting at the University of Maryland in 1992 and an M.B.A. from the Fuqua School of Business in 1999.

     Robert F. Jacapraro, CFA, Senior Vice President, joined ICM in 2005 and has over 14 years of investment experience. Prior to joining ICM, he was a security analyst at Merrill Lynch Investment Managers from 2001 to 2005 and worked on that firm's small cap and mid cap value mutual funds. Before working at Merrill Lynch, he worked at Sidoti & Company from 1999-2001. Mr. Jacapraro earned his B.S. degree from State University of New York at Stony Brook in 1990.


SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------


     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the Fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     The Fund may pay all or part of the fees paid to financial representatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser and its affiliates may, at their own expense, pay financial representatives for these services.

     The Adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the Fund. The amount of these payments will generally vary. Additional compensation may also be paid to financial representatives who offer the Fund as part of a special preferred list or other promotional program. Financial representatives that receive these types of payments may have a conflict of interest in recommending or selling fund shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.

FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions were reinvested. The information below relates to the Fund and the Predecessor Fund. On June 24, 2002, The Advisors' Inner Circle Fund's ICM Small Company Portfolio acquired all of the assets of the Predecessor Fund. PricewaterhouseCoopers LLP, independent registered public accounting firm, has audited the Fund's and the Predecessor Fund's information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-866-234-5426.

YEARS ENDED OCTOBER 31,           2006           2005           2004           2003      2002(1)
------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period       $    37.19     $    34.88     $    30.95     $    23.37     $  23.70
                            ----------     ----------     ----------     ----------     --------
Income from Operations:
  Net Investment Income
  (Loss)                         (0.01)*        (0.03)*         0.05*          0.05         0.11
  Net Realized and
    Unrealized Gain               6.95           4.57           3.94           7.81         0.39
                            ----------     ----------     ----------     ----------     --------
    Total from Operations         6.94           4.54           3.99           7.86         0.50
                            ----------     ----------     ----------     ----------     --------
Dividends and Distributions:
  Net Investment Income              -          (0.01)         (0.06)         (0.06)       (0.10)
  Net Realized Gain              (2.41)         (2.22)             -          (0.19)       (0.73)
  Return of Capital                  -              -              -          (0.03)           -
                            ----------     ----------     ----------     ----------     --------
    Total Dividends
      and Distributions          (2.41)         (2.23)         (0.06)         (0.28)       (0.83)
                            ----------     ----------     ----------     ----------     --------
Net Asset Value, End of
  Year                      $    41.72     $    37.19     $    34.88     $    30.95     $  23.37
                            ==========     ==========     ==========     ==========     ========
Total Return+                    19.56%         13.20%         12.89%         34.01%        1.84%
                            ==========     ==========     ==========     ==========     ========
Ratios and Supplemental
  Data
  Net Assets, End of
    Year (Thousands)        $1,517,032     $1,476,941     $1,382,920     $1,153,543     $773,377
  Ratio of Expenses to
    Average Net Assets            0.90%          0.87%          0.88%          0.87%        0.87%
  Ratio of Net Investment
    Income (Loss) to
    Average Net Assets           (0.03)%        (0.08)%         0.14%          0.20%        0.41%
Portfolio Turnover Rate             21%            17%            22%            18%          17%


----------
*    Per share amounts calculated using average shares.


+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

(1) On June 24, 2002, The Advisors' Inner Circle Fund's ICM Small Company Portfolio acquired the assets and liabilities of the UAM ICM Small Company Portfolio, a series of the UAM Funds, Inc. The operations of The Advisors' Inner Circle Fund's ICM Small Company Portfolio prior to the acquisition were those of the Predecessor Fund, the UAM ICM Small Company Portfolio.

Amounts designated as "--" are either $0 or have been rounded to $0.

                      [This Page Intentionally Left Blank]

ICM SMALL COMPANY PORTFOLIO


     Investors who want more information about the Fund should read the Fund's Annual and Semi-Annual Reports and the Fund's SAI. The Annual and Semi-Annual Reports of the Fund provide additional information about its investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year. The SAI contains additional detailed information about the Fund and is incorporated by reference into (legally part of) this prospectus.

     Investors can receive free copies of the SAI, shareholder reports, the Fund's privacy policy and other information about the Fund at www.icmportfolios.com. Investors can also receive these documents, as well as make shareholder inquiries, by writing to or calling:


                          ICM Small Company Portfolio
                                 PO Box 219009
                             Kansas City, MO 64121
                                  866-234-5426


     You can review and copy information about the Fund (including the SAI and Annual and Semi-Annual Reports) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the U.S. Securities and Exchange Commission at 202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the U.S. Securities and Exchange Commission's Internet site at: http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the U.S. Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.


     The Trust's Investment Company Act of 1940 file number is 811-06400.


     ICM-PS-001-0600

                         THE ADVISORS' INNER CIRCLE FUND
                                   PROSPECTUS


                                  MARCH 1, 2007


                        THE JAPAN SMALLER COMPANIES FUND

                               INVESTMENT ADVISER:
                         PROSPECT ASSET MANAGEMENT, INC.


   THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS


The Japan Smaller Companies Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                     PAGE
                                                                     ----
     PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF INVESTING..........3
     PERFORMANCE INFORMATION ........................................3
     FUND FEES AND EXPENSES..........................................4
     MORE INFORMATION ABOUT RISK.....................................5
     MORE INFORMATION ABOUT FUND INVESTMENTS.........................7
     INFORMATION ABOUT PORTFOLIO HOLDINGS............................8
     INVESTMENT ADVISER AND PORTFOLIO MANAGER........................8
     PURCHASING AND SELLING FUND SHARES..............................8
     OTHER POLICIES..................................................9
     DIVIDENDS AND DISTRIBUTIONS.....................................14
     TAXES...........................................................16
     FINANCIAL HIGHLIGHTS............................................16
     HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND...................18

THE JAPAN SMALLER COMPANIES FUND

FUND SUMMARY

INVESTMENT GOAL                   Long-term capital appreciation

INVESTMENT FOCUS                  Small capitalization Japanese companies

SHARE PRICE VOLATILITY            High

PRINCIPAL INVESTMENT STRATEGY     Investing in equity securities of small
                                  Japanese companies which have above average growth potential and are undervalued

INVESTOR PROFILE                  Investors who seek long-term capital
                                  appreciation who are willing to tolerate the risk of investing in equity securities of smaller Japanese companies

INVESTMENT STRATEGY


The Japan Smaller Companies Fund invests primarily (at least 80% of its net assets) in equity securities of smaller (market capitalizations of 300 billion Yen or less, or approximately $2.5 billion U.S. dollars based on current exchange rates) Japanese issuers. The Fund will not change this 80% policy without 60 days' prior written notice to shareholders. Prospect Asset Management, Inc. (the "Adviser") employs a bottom-up approach focusing on individual companies to identify equity securities which it believes are priced at a discount from the intrinsic value of the underlying business. The Adviser's decision to invest in a company is based on its fundamental research and analysis of various characteristics, including leadership in the market, earnings growth, price-to-earnings ratio relative to the sector average and quality of management. The Fund's cash holdings will be held primarily in Japanese Yen. The Fund is "non-diversified" and the Adviser expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding. The Adviser may sell a security when it achieves a designated price target, a company's growth prospects change, or the opportunity for a better investment arises. The Adviser generally will not sell a security merely due to market appreciation outside the target capitalization range if it believes the company has growth potential. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


PRINCIPAL RISKS OF INVESTING

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in a foreign country, such as Japan, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in Japan are denominated in a foreign currency, the Yen. As a result, changes in the value of the Yen compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Targeting Japan could hurt the Fund's performance if the Japanese equity market is adversely affected by economic and political conditions in Japan. Japanese economic growth remains relatively weak after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. The Fund may be more volatile than a more geographically diversified equity fund.


The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's shares from calendar year to calendar year.


           2002                       5.57%
           2003                      40.23%
           2004                      17.22%
           2005                      35.23%
           2006                     -16.33%

        BEST QUARTER             WORST QUARTER
           21.60%                   (12.41%)
        (06/30/2002)              (06/30/2006)

AVERAGE ANNUAL TOTAL RETURNS


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006, TO THOSE OF THE TOPIX SMALL CAP INDEX.

                                                                       1 YEAR       5 YEARS   SINCE INCEPTION*
--------------------------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                                             (16.33)%       14.45%         9.97%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS**                           (16.33)%       13.14%         8.40%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES**                                                             (10.61)%       12.05%         7.83%
TOPIX SMALL CAP INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES,
OR TAXES)                                                            (12.04)%       18.85%        11.26%

----------
*    The Fund's inception date is 6/27/01. Index returns are as of 6/30/01.
** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The TOPIX Small Cap Index is a capitalization-weighted index of the stocks not included in the TOPIX 500 Index that are listed on the First Section of the Tokyo Stock Exchange. The TOPIX 500 Index includes the 500 most liquid stocks with the largest market capitalization that are members of the TOPIX Index, and the First Section of the Tokyo Stock Exchange includes the 1,500 largest companies that are listed on the Tokyo Stock Exchange.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES (EXPENSES PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------------------------------------------------- ------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)               None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                          None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
  Distributions (as a percentage of offering price)                                                None
Redemption Fee (as a percentage of amount redeemed, if applicable)*                                2.00%

----------
*    Imposed on shares sold within 30 days of purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


     --------------------------------------------------------------------
     Investment Advisory Fees                                       1.00%
     Other Expenses                                                 0.66%
                                                                    ----
     Total Annual Fund Operating Expenses                           1.66%

For more information about these fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.


The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:



          1 YEAR   3 YEARS   5 YEARS   10 YEARS
          ------   -------   -------   --------
           $169      $523      $902     $1,965

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. Privately issued equity securities may be subject to additional risks because of restrictions on the holder's ability to sell such securities at a time that might otherwise be advantageous to the Fund. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.


RISKS OF INVESTING IN JAPAN -- Investments in securities of Japanese companies or the Japanese government can be more volatile than investments in U.S. companies or the U.S. government. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in Japan. Japanese securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in the Yen, and of dividends from such securities, can change significantly when the Yen strengthens or weakens relative to the U.S. dollar (as described further below). Japanese companies or the Japanese government generally are not subject to the same accounting, auditing, and financial reporting standards applicable to U.S. companies or the U.S. government. Japan is the world's second largest economy. However, the Japanese economy performed poorly in the period 1990-2003, becoming the first major economy since the 1930s to experience measured deflation. While recent economic performance has been better, deflationary tendencies have remained strong, and the room for maneuver with respect to both monetary and fiscal policy limited. Though a large economy with a relatively low trade-to-GDP ratio, the structure of Japan's trade tends to render it highly dependent on global economic conditions. Consumption as a fraction of GDP remains lower than in other G7 countries and business expenditures correspondingly higher. Given a close link between business profitability and business investment, the economy tends to exhibit a greater degree of cyclical fluctuation than is the case in comparable countries.


Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. The Fund may have to pay taxes to the Japanese government on dividend and interest income it earns from Japanese securities. These taxes would reduce any income the Fund receives from Japanese securities.


CURRENCY RISK -- Investments in Japanese securities denominated in the Yen involve additional risks, including:

     o The value of the Fund's assets measured in U.S. dollars may be affected by changes in the exchange rate and in exchange control regulations.
     o The Fund may incur substantial costs in connection with conversions between U.S. dollars and Yen.
     o The Fund may be unable to hedge against possible variations in the exchange rate or to hedge a specific security transaction or portfolio position.
     o The Fund may, but does not currently intend to, engage in currency hedging transactions. However, there is no guarantee that currency hedges, if utilized, would effectively reduce or eliminate currency risk.


MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the principal investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These secondary investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information ("SAI").


The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains. Of course, the Fund cannot guarantee that it will achieve its investment goal.


INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.

INVESTMENT ADVISER


The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers its Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

Prospect Asset Management, Inc. was established in 1994 and is based in Honolulu, Hawaii. The Adviser specializes in investments in Japanese equities.

The Adviser provides investment advisory services for institutional investors and high net worth individuals. As of December 31, 2006, the Adviser had approximately $1.5 billion in assets under management. For its advisory services to the Fund, the Adviser is entitled to receive 1.00% of the average daily net assets of the Fund. The Adviser has contractually agreed, through March 1, 2008, to waive all or a portion of its fees and reimburse certain expenses for the Fund so that total operating expenses do not exceed 2.00% of the Fund's average daily net assets. For the fiscal year ended October 31, 2006, the Adviser did not waive any of its advisory fee. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report dated October 31, 2006.


PORTFOLIO MANAGER


Curtis Freeze is the Chief Investment Officer of Prospect Asset Management and is responsible for the day-to-day investment decisions of the Fund. Mr. Freeze established the Adviser in 1994. He also serves as Director of Prospect Asset Management (Channel Islands) Ltd., an entity providing advisory services to offshore investment accounts. Prior to founding the Adviser, Mr. Freeze was a Senior Fund Manager at DB Morgan Grenfell Asset Management Ltd. from June 1990 to September 1994. During this period, Mr. Freeze served as co-manager of the Morgan Grenfell Japan Smaller Companies Fund, a registered unit trust in the United Kingdom. Mr. Freeze earned his MBA from the University of Hawaii and is fluent in Japanese. He has more than 18 years of investment experience, focusing on smaller Japanese companies.


The SAI provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund shares.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund. Shares of the Fund are primarily offered to financial institutions investing for their own and their customers' accounts and other institutional investors.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from us, complete and send in the attached application. If you need an application or have questions, please call 1-800-335-2110.

All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund does not accept purchases made by credit card checks or third party checks.

You can open an account with the Fund by sending a check and your account application to the address below. Be sure your check clearly identifies your name, your account number and the Fund name.

BY U.S. MAIL:
The Japan Smaller Companies Fund
P.O. Box 446
Portland, ME 04112

BY OVERNIGHT MAIL:
The Japan Smaller Companies Fund
Two Portland Square
Portland, ME 04101

BY WIRE:
Citibank NA
New York, New York
ABA #021000089
For Credit to:
Citigroup Fund Services, LLC
Account #30576692
Japan Smaller Companies Fund
Shareholder Name
Shareholder Account No.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange ("NYSE") and the Tokyo Stock Exchange are both open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order.

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the NAV on any given day, the Fund must receive your order in good form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. If the NYSE closes early - such as on days in advance of certain generally observed holidays
- the Fund will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW THE FUND CALCULATES NAV


NAV for one Fund share is the value of that share's portion of the net assets of the Fund.


In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Most of the securities in which the Fund invests are traded in markets that close before the NYSE. For securities primarily traded in Japan, the most recent closing prices may be as much as 15 hours old at 4 p.m., Eastern Time. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m., Eastern Time, will not be reflected in the Fund's NAV. However, if the Fund determines that such developments are so significant that they will, in its judgment, clearly and materially affect the value of the Fund's securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m., Eastern Time, using methods approved by the Board. The Fund may also fair value securities in other situations when market prices are unavailable or the Fund thinks that they are unreliable.


MINIMUM PURCHASES


To purchase shares for the first time, you must invest at least $2,500 in the Fund. Your subsequent investments in the Fund must be made in amounts of at least $500. To purchase shares for an individual retirement account ("IRA") or other tax qualified account only, you must invest at least $2,000. The Fund may accept investments of smaller amounts at its discretion.


FUND CODES

The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily NAV, or get additional information.

FUND NAME                      TRADING SYMBOL           CUSIP
--------------------------------------------------------------------------------
Japan Smaller Companies Fund       JSCFX               00758M527
--------------------------------------------------------------------------------

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $100 per month. Please refer to the application for further details.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell (sometimes called "redeem") your shares on any Business Day by contacting the Fund directly by mail or by telephone at 1-800-335-2110.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $100,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request, less any applicable redemption fees as described below.

REDEMPTION FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 30 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

The redemption fee may not apply to certain categories of redemptions, such as those that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions, and (v) retirement loans and withdrawals.

RECEIVING YOUR MONEY


Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be wired to your bank account if the amount is over $10,000 or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In the event shares are redeemed in kind, shareholders will generally bear market risks until the securities are converted into cash.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $2,500 because of redemptions ($2,000 in the case of an IRA or other tax qualified account), you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this may be found in the SAI.


TELEPHONE TRANSACTIONS


Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. If you have provided bank information on your application, you may purchase shares via the telephone. If you have elected telephone privileges on your application you may sell shares via the telephone. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions reasonably believed to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.


SIGNATURE GUARANTEE REQUIREMENTS

To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers but not from a notary public. Signature guarantees are required for requests made in writing for any of the following:


     o    Sales over $100,000;
     o    Changes to a shareholder name of record;
     o Redemption on an account for which the address or registration has been changed within the last 30 days;
     o    Sending proceeds from a redemption to a payee other than on record;
     o Sending proceeds from a redemption to an account with a different registration; and
     o Changes to systematic investment, withdrawal, distribution, telephone redemption, or any other election in connection with your account.

LOST ACCOUNTS

The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the transfer agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.


In addition, because the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a Fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares by virtue of their Fund share transaction, if those prices reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see "How the Fund Calculates NAV."

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:


     o Shareholders are restricted from making more than four "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund.

     o The Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 30 days (subject to certain exceptions as discussed in "Redemption Fee" above).

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions are exempt from these policies.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services or;
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund makes distributions of its net investment income and net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains.


Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

Because it invests in foreign securities, the Fund may be subject to foreign withholding taxes with respect to dividends or interest that the Fund receives from sources in foreign countries. The Fund may be able to make an election to pass along a tax credit for foreign income taxes it pays. The Fund will notify you if it makes this election.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal year ended October 31, 2006 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-335-2110.

FINANCIAL HIGHLIGHTS
JAPAN SMALLER COMPANIES FUND-- FOR THE YEARS ENDED OCTOBER 31
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR


                                 NET
                               REALIZED
                                 AND
         NET                  UNREALIZED
        ASSET                   GAINS                               DIVIDENDS  DISTRIBUTIONS                  NET
        VALUE                  (LOSSES)      TOTAL                    FROM        FROM            TOTAL      ASSET
      BEGINNING     NET           ON         FROM                      NET         NET          DIVIDENDS    VALUE
         OF      INVESTMENT   INVESTMENT   INVESTMENT  REDEMPTION   INVESTMENT   REALIZED          AND       END OF   TOTAL
       PERIOD       LOSS     TRANSACTIONS  OPERATIONS     FEES        INCOME      GAINS       DISTRIBUTIONS  PERIOD  RETURN+
----------------------------------------------------------------------------------------------------------------------------
2006     $14.95   (0.07)         (0.60)++    (0.67)        -         (0.16)       (1.43)         (1.59)      $12.69    (5.62)%
2005     $12.11   (0.10)(1)       3.22(1)     3.12         -         (0.06)       (0.22)         (0.28)      $14.95    26.41%(2)
2004     $10.69   (0.11)(1)       1.87(1)     1.76       0.01        (0.22)       (0.13)         (0.35)      $12.11    17.07%
2003      $8.65   (0.06)          2.61        2.55         -         (0.23)       (0.28)         (0.51)      $10.69    31.76%
2002      $9.55   (0.07)(1)      (0.35)(1)   (0.42)        -         (0.48)         -            (0.48)       $8.65    (4.09)%


[RESTUB]


                          RATIO OF
                          EXPENSES
                             TO
                           AVERAGE        RATIO OF
              RATIO OF       NET            NET
       NET    EXPENSES     ASSETS        INVESTMENT
      ASSETS    TO       (EXCLUDING       LOSS TO
      END OF  AVERAGE     WAIVERS          AVERAGE   PORTFOLIO
      PERIOD    NET          AND             NET     TURNOVER
       (000)   ASSETS   REIMBURSEMENTS)    ASSETS      RATE
--------------------------------------------------------------
2006  $19,140    1.66%      1.66%          (0.51)%     103%
2005  $88,972    1.56%      1.56%          (0.75)%      64%
2004  $86,007    1.66%      1.66%          (0.90)%      38%
2003   $2,283    2.00%     21.06%          (0.74)%      39%
2002     $737    2.00%     45.86%          (0.73)%      20%

----------
+ THE RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
++ THE AMOUNT SHOWN FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006, FOR SHARES OUTSTANDING THROUGHOUT THE YEAR, DOES NOT ACCORD WITH AGGREGATE NET GAINS IN INVESTMENTS FOR THAT YEAR BECAUSE OF THE SALES AND REPURCHASES OF THE FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE FUND.
(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE YEAR.
(2)  THE TOTAL RETURN WAS NOT IMPACTED BY THE PAYMENT BY AFFILIATE.


AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                         THE ADVISORS' INNER CIRCLE FUND


                        THE JAPAN SMALLER COMPANIES FUND

INVESTMENT ADVISER

Prospect Asset Management, Inc.
6700 Kalanianaole Highway, Suite 122
Honolulu, HI 96825

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP


More information about the Fund is available, without charge, through the following:


STATEMENT OF ADDITIONAL INFORMATION ("SAI")


The SAI dated March 1, 2007, includes detailed information about The Advisors' Inner Circle Fund and the Japan Smaller Companies Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS


These reports list the Fund's holdings and contain information from the Fund's managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-335-2110


BY MAIL: Write to us at:
The Japan Smaller Companies Fund
P.O. Box 446
Portland, ME  04112


BY INTERNET: www.jscf.com


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.


The Trust's Investment Company Act registration number is 811-06400.


                                                                 PAM-PS-001-0500

                         THE ADVISORS' INNER CIRCLE FUND


                                   PROSPECTUS
                                  MARCH 1, 2007


                              LSV VALUE EQUITY FUND

                               INVESTMENT ADVISER:
                              LSV ASSET MANAGEMENT


   THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS


The LSV Value Equity Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers shares in separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                PAGE
                                                                ----
     PRINCIPAL INVESTMENT STRATEGIES AND RISKS....................3
     PERFORMANCE INFORMATION AND EXPENSES.........................4
     MORE INFORMATION ABOUT RISK..................................6
     MORE INFORMATION ABOUT FUND INVESTMENTS......................6
     INFORMATION ABOUT PORTFOLIO HOLDINGS.........................6
     INVESTMENT ADVISER AND PORTFOLIO MANAGERS....................6
     PURCHASING AND SELLING FUND SHARES...........................7
     OTHER POLICIES...............................................10
     DIVIDENDS AND DISTRIBUTIONS..................................12
     TAXES........................................................13
     FINANCIAL HIGHLIGHTS.........................................14
     HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND........Back Cover


Effective January 1, 2006, the Fund is closed to new investors.


At the discretion of LSV Asset Management, existing shareholders of the Fund, current clients of the Adviser and those previously identified by the Adviser as potential clients may make investments in the Fund, including the reinvestment of dividends and capital gains distributions.

LSV VALUE EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                   Long-term growth of capital

INVESTMENT FOCUS                  Medium to large capitalization U.S. common
                                  stocks

SHARE PRICE VOLATILITY            High

PRINCIPAL INVESTMENT STRATEGY     Investing in undervalued stocks which are
                                  out-of-favor in the market

INVESTOR PROFILE                  Investors who seek long-term growth of capital
                                  and income and are willing to bear the risk of investing in equity securities

INVESTMENT STRATEGY OF THE FUND


The LSV Value Equity Fund invests primarily in equity securities. LSV Asset Management ("LSV" or the "Adviser") focuses on medium to large U.S. companies (I.E., those with market capitalizations of $1 billion or more) which, in the Adviser's opinion, are out-of-favor (undervalued) in the marketplace at the time of purchase and have potential for near-term appreciation. The Fund may also invest, to a lesser extent, in common stocks of such undervalued companies with small market capitalizations (between $500 million and $1 billion). The Adviser believes that these out-of-favor securities will produce superior future returns if their future growth exceeds the market's low expectations. The Fund expects to remain as fully invested in the above securities as practicable, but in any case, at least 80% of its net assets will be invested in these securities. This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.


The Adviser's investment strategy uses a strictly quantitative investment model to make investment decisions for the Fund. The investment model ranks securities based on fundamental measures of value (such as the price-to-earnings ratio) and indicators of near-term appreciation potential (such as recent price appreciation). The investment model selects the stocks to buy from the higher-ranked stocks and selects stocks to sell from those whose rankings have decreased. This investment strategy seeks to control overall portfolio risk while seeking to maximize the expected return. The Fund is expected to experience a low level of portfolio turnover.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund is also subject to the risk that mid to large cap equity value securities may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from calendar year to calendar year.


            2000                      11.15%
            2001                       5.23%
            2002                     -11.14%
            2003                      34.68%
            2004                      18.66%
            2005                      10.53%
            2006                      21.93%

        BEST QUARTER              WORST QUARTER
           19.09%                    (17.55)%
         (06/30/03)                 (09/30/02)


AVERAGE ANNUAL TOTAL RETURNS


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006, TO THOSE OF THE RUSSELL 1000 VALUE INDEX.

                                                               1 YEAR            5 YEARS      SINCE INCEPTION*
--------------------------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                                      21.93%            13.86%            11.36%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS**                    20.91%            13.26%            10.75%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF          14.57%            11.94%             9.76%
    FUND SHARES**
RUSSELL 1000 VALUE INDEX RETURN (REFLECTS NO                  22.25%            10.86%             7.81%
    DEDUCTION FOR FEES, EXPENSES, OR TAXES)

----------
*    Inception date is 3/31/99.
** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with lower forecasted growth rates and price-to-book ratios.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                                  0.55%
Other Expenses                                            0.09%
                                                          -----
Total Annual Fund Operating Expenses                      0.64%


For more information about these fees, see "Investment Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


            1 YEAR   3 YEARS   5 YEARS   10 YEARS
            ------   -------   -------   --------
             $65      $205       $357      $798

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

MORE INFORMATION ABOUT FUND INVESTMENTS


This prospectus describes the Fund's primary strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information ("SAI"). For liquidity purposes, the Fund may invest a portion of its assets in cash, money market instruments or equity index futures contracts. But, the Fund intends to remain as fully invested as practicable regardless of market conditions. Of course, the Fund cannot guarantee that it will achieve its investment goal.


INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.

INVESTMENT ADVISER


The investment adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

Formed in 1994, LSV Asset Management is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2006, LSV had approximately $70 billion in assets under management. For its services, the

Adviser is entitled to an annual investment advisory fee of 0.55% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2006, the Adviser received advisory fees, as a percentage of the Fund's average daily net assets, of 0.55%. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement can be found in the Fund's Semi-Annual Report dated April 30, 2007, which covers the period from November 1, 2006 to April 30, 2007.


PORTFOLIO MANAGERS


The Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 27 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Robert Vishny has served as a Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 20 years of investment and research experience.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 15 years of investment and research experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, has served as a Partner and Portfolio Manager since 2006 and a Quantitative Analyst of LSV since 2000. He has more than 8 years of investment experience. Mr. Mansharamani earned a B.S. in Engineering from Delhi University, Delhi College of Engineering in 1997 and an M.S. in Engineering at Case Western Reserve University, Case School of Engineering in 2001.


PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

The Fund is for individual and institutional investors.

HOW TO PURCHASE FUND SHARES


To purchase shares directly from the Fund, complete and send in the application. If you need an application or have questions, please call 1-888-FUND-LSV.


All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by credit card checks or third party checks.

Shares of the Fund may also be purchased "in-kind," subject to the Adviser's determination that the securities are acceptable investments for the Fund. In an in-kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in-kind purchase will be valued at market value. More information about in-kind purchases is discussed in the SAI.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Short-Term Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. To cancel or change a plan, write to the fund at LSV Value Equity Fund, P.O. Box 219009, Kansas City, Missouri 64121-9009, (Express Mail Address: 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

GENERAL INFORMATION

You may purchase shares by mail or wire on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order.

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the NAV on any given day, the Fund must receive your order in good form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. If the NYSE closes early - such as on days in advance of certain generally observed holidays
- the Fund will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.


HOW THE FUND CALCULATES NAV


NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

MINIMUM PURCHASES


To purchase shares for the first time, you must invest at least $100,000 in the Fund, including individual retirement accounts ("IRAs"). To meet the Fund's minimum account requirements for IRAs, you will generally need to rollover assets from an existing IRA account. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts at its discretion.


HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-FUND-LSV.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sale proceeds sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). In addition, you will need to provide a signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address.

The sale price of each share will be the NAV next determined after the Fund receives your request.

RECEIVING YOUR MONEY


Normally, the Fund will send your sale proceeds within seven days after it receives your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund.

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (or for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). If your shares are redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. The Fund may also redeem in-kind to discourage short-term trading of shares. In the event shares are redeemed in-kind, shareholders will generally bear market risks until the securities are converted into cash.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $100,000 because of redemptions, you may be required to sell your shares. The Fund will generally provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES


The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the U.S. Securities and Exchange Commission ("SEC"). More information about this is in the SAI.


TELEPHONE TRANSACTIONS


Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.


OTHER POLICIES

SHORT-TERM TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Fund may invest in small or mid cap securities that often may trade in lower volumes, frequent trading by certain shareholders may dilute the value of Fund shares held by other shareholders. In addition, because frequent trading may cause the Fund to attempt to maintain higher cash positions, changes to the Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Fund.


The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:


     o Shareholders are restricted from making more than four "round trips" into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions are exempt from these policies.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result, frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund (e.g. 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund (e.g., 96 hours), which may change from time to time. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM


Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services or; (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income annually and the Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.


The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions (including net short-term capital gains) other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal year ended October 31, 2006 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The information for prior periods has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Fund, which is available upon request by calling the Fund at 1-888-FUND-LSV.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31,


                                REALIZED
           NET                     AND                                                              NET
          ASSET                 UNREALIZED               DIVIDENDS  DISTRIBUTIONS      TOTAL       ASSET            NET ASSETS
          VALUE       NET         GAINS        TOTAL     FROM NET       FROM         DIVIDENDS     VALUE              END OF
        BEGINNING  INVESTMENT  (LOSSES) ON     FROM     INVESTMENT    REALIZED          AND         END     TOTAL      YEAR
         OF YEAR     INCOME    INVESTMENTS  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS  OF YEAR  RETURN+     (000)
------------------------------------------------------------------------------------------------------------------------------
LSV
VALUE
EQUITY
FUND
2006       $15.92    $0.31(1)     $3.10       $3.41      $(0.16)      $(0.29)         $(0.45)      $18.88   21.86%  $2,817,717
2005        14.40     0.23(1)      1.90        2.13       (0.21)       (0.40)          (0.61)       15.92   15.07    1,009,298
2004        12.58     0.22         1.89        2.11       (0.16)       (0.13)          (0.29)       14.40   17.06      338,185
2003         9.85     0.13         2.73        2.86       (0.12)       (0.01)          (0.13)       12.58   29.33      214,566
2002        10.82     0.15        (0.68)      (0.53)      (0.14)       (0.30)          (0.44)        9.85   (5.37)      65,815

[RESTUB]

        RATIO OF    RATIO OF    RATIO OF
        EXPENSES      NET       EXPENSES
          TO       INVESTMENT  TO AVERAGE
        AVERAGE    INCOME TO   NET ASSETS   PORTFOLIO
          NET       AVERAGE    (EXCLUDING   TURNOVER
         ASSETS    NET ASSETS   WAIVERS)      RATE
---------------------------------------------------
LSV
VALUE
EQUITY
2006      0.64%      1.77%        0.64%        12%
2005      0.67       1.47         0.67         12
2004      0.69       1.86         0.69         20
2003      0.72       1.84         0.73         10
2002      0.81       1.52         0.87         37

----------
+ TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE PERIOD.

                         THE ADVISORS' INNER CIRCLE FUND


                              LSV VALUE EQUITY FUND

INVESTMENT ADVISER

LSV Asset Management
1 N. Wacker Drive
Chicago, Illinois 60606

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"):


The SAI dated March 1, 2007, includes detailed information about The Advisors' Inner Circle Fund and the LSV Value Equity Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS:


These reports list the Fund's holdings and contain information from the Fund's managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-888-FUND-LSV


BY MAIL:  Write to us at:
LSV Value Equity Fund
P.O. Box 219009
Kansas City, Missouri 64121-9009

BY INTERNET:  www.lsvasset.com (prospectus only)

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.


The Trust's Investment Company Act registration number is 811-06400.


                                                                 LSV-PS-001-1000

                        THE ADVISORS' INNER CIRCLE FUND




                    THE MCKEE INTERNATIONAL EQUITY PORTFOLIO


INSTITUTIONAL CLASS SHARES PROSPECTUS                              MARCH 1, 2007






                                        INVESTMENT ADVISER:
                                        C.S. MCKEE, L.P.



         THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
            DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY
               OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------



FUND SUMMARY ................................................................  1


WHAT IS THE FUND'S INVESTMENT OBJECTIVE? ....................................  1

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ........................  1
WHAT ARE THE FUND'S PRINCIPAL RISKS? ........................................  2
HOW HAS THE FUND PERFORMED? .................................................  3
WHAT ARE THE FUND'S FEES AND EXPENSES? ......................................  4

INVESTING WITH THE FUND .....................................................  6


BUYING SHARES ...............................................................  6
REDEEMING SHARES ............................................................  7
TRANSACTION POLICIES ........................................................  8
ACCOUNT POLICIES ............................................................ 12

ADDITIONAL INFORMATION ABOUT THE FUND ....................................... 17


OTHER INVESTMENT PRACTICES AND STRATEGIES ...................................  7
INVESTMENT MANAGEMENT ....................................................... 18
SHAREHOLDER SERVICING ARRANGEMENTS .......................................... 19

FINANCIAL HIGHLIGHTS ........................................................ 20

--------------------------------------------------------------------------------
FUND SUMMARY
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
--------------------------------------------------------------------------------

     The McKee International Equity Portfolio (the "Fund") seeks a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers. The Fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
----------------------------------------------------

     The Fund normally seeks to achieve its goal by investing at least 80% of its net assets in equity securities of companies located in at least three countries other than the U.S. The Fund will not change this 80% policy without 60 days' prior written notice to shareholders.

     The stock selection process begins by screening the companies in which the Fund may invest to identify potentially undervalued securities whose fundamentals are improving. Such quantitative screens include price to book value ratios and price/earnings to growth ratios. Stocks in the top 30% of each economic sector (a group of industries used to categorize and divide securities) as determined by the above screens will form the Adviser's focus list. Using fundamental security analysis, company management interviews and an assessment of the opinions of street analysts and consultants C.S. McKee, L.P. (the "Adviser") selects a portfolio of stocks from the focus list with the best combination of value and technical indicators. The Adviser looks for companies with strong balance sheets, competent management and comparative business advantages with respect to as costs, products and geographical location.

     The Fund will attempt to minimize risk through systematic country and economic sector diversification. The Adviser will deliberately allocate the assets of the Fund to most major markets and industries within the Morgan Stanley Capital International EAFE Index. However, the Fund may buy stocks that are not included in countries and industries comprising the Morgan Stanley Capital International EAFE Index. Based on this strategy the Fund will generally hold more than 50 stocks selected from at least 15 countries.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

     As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

     When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

     Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the Adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the Fund's share price may suffer. Value-oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

     Diversifying a mutual fund's investments can reduce the risks of investing by limiting the amount of money it invests in any one issuer. Since the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, being non-diversified may cause the value of its shares to be more sensitive to changes in the market value of a single issuer relative to a diversified mutual fund.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

     Effective June 24, 2002, the Fund became the successor to a separate mutual fund, the UAM Funds, Inc. McKee International Equity Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by the same Adviser who currently manages the Fund, had identical investment objectives and strategies as the Fund and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the Fund. The bar chart shows how performance of the Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.

CALENDAR YEAR RETURNS
                                   [BAR CHART]


  1997    1998    1999    2000    2001    2002   2003    2004    2005   2006
--------------------------------------------------------------------------------
 11.32%   8.94%  43.69%  -16.26% -14.99% -15.56% 38.33%  23.11%  10.80% 25.35%


     During the periods shown in the chart for the Fund, the highest return for a quarter was 22.28% (quarter ending 12/31/99) and the lowest return for a quarter was (23.84)% (quarter ending 09/30/02).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

The average annual return table compares average annual returns of the Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

                                                1 Year      5 Years     10 Years
     ---------------------------------------------------------------------------
     Average Annual Return Before Taxes         25.35%      14.84%        9.50%
     ---------------------------------------------------------------------------
     Average Annual Return After Taxes on
     Distributions*                             23.00%      14.40%        8.08%
     ---------------------------------------------------------------------------
     Average Annual Return After Taxes on
       Distributions and Sale of Fund Shares*   18.20%      13.07%        7.68%
     ---------------------------------------------------------------------------
     Morgan Stanley Capital International
      EAFE Index# (reflects no deduction for
      fees, expenses or taxes)                  26.34%      14.98%        7.71%



     * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. Aftertax returns shown are not relevant to investors who hold their fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.

     # The Morgan Stanley Capital International EAFE Index is an unmanaged index which measures the arithmetic, market value-weighted averages of the performance of over 1,100 securities listed on the stock exchanges of countries of Europe, Australasia and the Far East.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.


SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The Fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than six months. For more information, see "Redemption Fee" in the section on "Transaction Policies."

                                                            INTERNATIONAL EQUITY
     SHAREHOLDER TRANSACTION FEES                                PORTFOLIO
     ---------------------------------------------------------------------------
     Redemption Fee (as a percentage of amount redeemed)          1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)

     Management Fee                                                      0.70%
     ---------------------------------------------------------------------------
     Other Expenses                                                      0.30%
     ---------------------------------------------------------------------------
     Total Annual Fund Operating Expenses                                1.00%

     For more information about these fees, see "Investment Management."

EXAMPLE

     This example can help you to compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year               3 Years               5 Years               10 Years
     ---------------------------------------------------------------------------
      $102                 $318                  $552                 $1,225

--------------------------------------------------------------------------------
INVESTING WITH THE FUND
--------------------------------------------------------------------------------

BUYING SHARES
--------------------------------------------------------------------------------

     All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by credit card checks or third party checks.

     The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

     The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

     You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the fund name.

     REGULAR MAIL ADDRESS

     McKee International Equity Portfolio
     PO Box 219009
     Kansas City, MO 64121


     EXPRESS MAIL ADDRESS

     DST Systems
     c/o McKee International Equity Portfolio
     430 West 7th Street
     Kansas City, MO 64105


BY WIRE

     To open an account by wire, call 1-866-625-3346 for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the fund name and your account number).

     WIRING INSTRUCTIONS

     UMB Bank, N.A.
     ABA # 101000695
     The McKee International Equity Portfolio
     DDA Acct. # 9871063178
     Ref: account number/account name/
     wire control number


BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. To cancel or change a plan, write to the Fund at:
     McKee International Equity Portfolio, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM INVESTMENTS

     You can open an account with the Fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

FUND CODES

     The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily net asset value per share ("NAV") or get additional information.

                                             TRADING                       FUND
       FUND NAME                             SYMBOL        CUSIP           CODE
     ---------------------------------------------------------------------------
      McKee International Equity
        Portfolio                            MKIEX       00758M188         1230

REDEEMING SHARES
--------------------------------------------------------------------------------

BY MAIL

     You may contact the Fund directly by mail at: McKee International Equity Portfolio, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Fund signed by all registered parties on the account specifying:

     o    The fund name;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.


     All registered share owner(s) must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

     Certain shareholders may need to include additional documents to redeem shares.


BY TELEPHONE

     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.


     Call 1-866-625-3346 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or wire them to your bank.


BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)


     If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.


TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE


     You may buy or sell shares of the Fund on each day the New York Stock Exchange ("NYSE") is open at a price equal to its NAV next computed after it receives and accepts your order. The Fund calculates NAV once each day the NYSE is open for business (a "Business Day") as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern
     Time). To receive the NAV on any given day, the Fund must receive your order in good form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day if the NYSE is open for trading that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- the Fund will calculate NAV as of the earlier closing time.

     The Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

     With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

     Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


     You may buy or sell shares of the Fund through a financial intermediary (such as a financial planner or adviser). To buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. Your financial intermediary may charge additional transaction fees for its services.

     Certain financial intermediaries have agreements with the Fund that allow them to enter purchase or redemption orders on behalf of clients and customers. For your purchase to be effective your intermediary must transmit it in a timely manner. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

IN-KIND TRANSACTIONS


     Under certain conditions and at the Fund's discretion, you may pay for shares of the Fund with securities instead of cash. In addition, the Fund may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash. In the event shares are redeemed in-kind, shareholders will generally bear market risks until the securities are converted into cash.


REDEMPTION FEE


     In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Fund charges a 1.00% redemption fee on redemptions of shares that have been held for less than 6 months. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

     The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

     The Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is in the best interests of the Fund, including certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals.

PAYMENT OF REDEMPTION PROCEEDS


     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The Fund will pay for all shares redeemed within seven days after they receive a redemption request in proper form, meaning that it is complete and contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

     The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

     If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.


TELEPHONE TRANSACTIONS


     The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Therefore, the Fund will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.


RIGHTS RESERVED BY THE FUND

PURCHASES


     At any time and without notice, the Fund may:


     o    Stop offering shares;

     o    Reject any purchase order; or


     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses). The Fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Fund's policies on excessive trading, see "Excessive Trading Policies and Procedures."

REDEMPTIONS


     At any time and without notice, the Fund may change or eliminate any of the redemption methods described above, except redemption by mail. The Fund may suspend your right to redeem if:


     o    Trading on the NYSE is restricted or halted; or


     o The U.S. Securities and Exchange Commission allows the Fund to delay redemptions.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING POLICIES AND PROCEDURES


     The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

     In addition, because the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares by virtue of their fund share transaction, if those prices reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see "Calculating Your Share Price."

     The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than two "round trips" into or out of the Fund per month. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund.

     o The Fund assesses a redemption fee of 1.00% on redemptions by shareholders of fund shares held for less than six months (subject to certain exceptions as discussed in "Redemption Fee").

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund. The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions are exempt from these policies.

     Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.


     What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

     The Fund is required by law to reject your new account application if the required identifying information is not provided.

     In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

     Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.


     Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.


     However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax implications.


ANTI-MONEY LAUNDERING PROGRAM


     Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terror-ist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


SMALL ACCOUNTS


     The Fund may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. (See "Buying Shares" for minimum initial investment amounts). This provision does not apply:


     o    To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.


     The Fund will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the sale of your shares.


DIVIDENDS AND DISTRIBUTIONS


     Normally, the Fund distributes net investment income annually. The Fund will distribute its net capital gains at least once a year. The Fund will automatically reinvest dividends and distributions in additional shares, unless you elect on your account application to receive them in cash.


FEDERAL TAXES


     The following is a summary of the federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the Fund.


TAXES ON DISTRIBUTIONS


     The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the

     Fund may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year the Fund will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 866-625-3346 to find out when the Fund expects to make distributions to shareholders.

     Each sale of shares of the Fund may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

     If the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest a Fund received from sources in foreign countries. The Fund may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.


     More information about taxes is in the Statement of Additional Information ("SAI").

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------


     In addition to its principal investment strategies, the Fund may use the investment strategies described below. The Fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the Fund's investment practices and its risks, you should read the SAI.


DERIVATIVES


     The Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.


SHORT-TERM INVESTING


     The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the Adviser believes that pursuing the Fund's investment objective will subject it to a significant risk of loss. The Fund has a policy requiring it to invest at least 80% of its net assets in particular types of securities as described in the Fund's principal investment strategy. In addition to the temporary defensive measures discussed above, the Fund may also temporarily deviate from this 80% policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. When the Adviser pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

INFORMATION ABOUT PORTFOLIO HOLDINGS


     The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://sei2funds.seic.com/mckee. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


     C.S. McKee, L.P., a Pennsylvania limited partnership located at One Gateway Center, Pittsburgh, PA 15222, manages and supervises the investment of the Fund's assets on a discretionary basis. As of December 31, 2006, the Adviser had approximately $7.4 billion in assets under management. The Adviser was formed by certain officers of the Fund's former adviser, C.S. McKee & Co., Inc. (the "Former Adviser") to purchase the Former Adviser's investment advisory business. The Adviser continued the business of the Former Adviser and there was no change in the actual investment management services, administrative functions, supervisory responsibilities or fee arrangements for the Fund. The persons responsible for the day to day management of the Fund remained the same. The Former Adviser was an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), but the Adviser is not affiliated with Old Mutual
     (US) Holdings Inc.

     The Adviser and the Former Adviser have provided investment management services to pension and profit sharing plans, trusts and endowments, 401(k) and thrift plans, corporations and other institutions and individuals since 1972. During its most recent fiscal year the Fund paid 0.70% of its average net assets to the Adviser. A discussion regarding the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's Semi-Annual Report dated April 30, 2006, which covers the period from November 1, 2005 to April 30, 2006.

PORTFOLIO MANAGERS


     Gregory M. Melvin and William J. Andrews are primarily and jointly responsible for the day-to-day management of the Fund. Mr. Melvin is the Adviser's Chief Investment Officer. He joined the Former Adviser as its Director of Equities in 2000 after six years at Dartmouth Capital where he served as President and Chief Investment Officer. Prior to working at Dartmouth Capital he spent 15 years at Federated Investors as a Senior Portfolio Manager. Mr. Andrews is a portfolio manager of the Fund and is responsible for equity investments. He joined the Former Adviser in 1983.

     The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of fund shares.


SHAREHOLDER SERVICING ARRANGEMENTS


     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the Fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     The Fund may pay all or part of the fees paid to financial representatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser and its affiliates may, at their own expense, pay financial representatives for these services.

     The Adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the Fund. The amount of these payments will generally vary. Additional compensation may also be paid to financial representatives who offer the Fund as part of a special preferred list or other promotional program. Financial representatives that receive these types of payments may have a conflict of interest in recommending or selling fund shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions were reinvested. The information below relates to the Fund and the Predecessor Fund. On June 24, 2002, The Advisors' Inner Circle Fund's McKee International Equity Portfolio acquired all of the assets of the Predecessor Fund. PricewaterhouseCoopers LLP, independent registered public accounting firm, has audited the Fund's and the Predecessor Fund's information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the Annual Report of the Fund, which is available upon request by calling the fund at 866-625-3346.



YEARS ENDED OCTOBER 31,               2006               2005              2004             2003             2002(1)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year              $        12.47     $        11.00     $         9.11  $         7.14  $         8.30
                                --------------     --------------     --------------  --------------  --------------

Income (Loss) from Investment
 Operations:
 Net Investment Income                    0.29*              0.19*              0.14*           0.11            0.10
 Net Realized and
  Unrealized Gain (Loss)                  3.12               1.44               1.86            1.89           (1.17)
                                --------------     --------------     --------------  --------------  --------------

Total from Investment
 Operations                               3.41               1.63               2.00            2.00           (1.07)
                                --------------     --------------     --------------  --------------  --------------

 Redemption Fees                            --**               --**               --**            --              --
                                --------------     --------------     --------------  --------------  --------------

Dividends:
 Net Investment Income                   (0.20)             (0.16)             (0.11)          (0.03)          (0.09)
                                --------------     --------------     --------------  --------------  --------------

  Total Dividends                        (0.20)             (0.16)             (0.11)          (0.03)          (0.09)
                                --------------     --------------     --------------  --------------  --------------

Net Asset Value, End of
 Year                           $        15.68     $        12.47     $        11.00  $         9.11  $         7.14
                                ==============     ==============     ==============  ==============  ==============


Total Return+                            27.62%             14.90%             22.13%          28.16%         (13.05)%
                                ==============     ==============     ==============  ==============  ==============

Ratios and Supplemental Data
 Net Assets, End of
  Year (Thousands)              $      243,248     $      232,696     $      215,187  $      153,385  $      111,156
 Ratio of Expenses to
  Average Net Assets                      1.00%(2)           1.01%(2)           0.99%           1.00%           1.02%
 Ratio of Net Investment
  Income to Average
  Net Assets                              2.02%              1.60%              1.34%           1.54%           1.15%
 Portfolio Turnover Rate                    13%                27%                13%             17%             23%

* Per share calculations were performed using average shares for the fiscal period.

**   Amount represents less than $0.01 per share.

+ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1) On June 24, 2002, The Advisors' Inner Circle Fund's McKee International Equity Portfolio acquired the assets and liabilities of the UAM McKee International Equity Portfolio, a series of the UAM Funds, Inc. The operations of The Advisors' Inner Circle Fund's McKee International Equity Portfolio prior to the acquisition were those of the Predecessor Fund, the UAM McKee International Equity Portfolio.


(2) The Ratio of Expenses to Average Net Assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented. Amounts designated as "-" are either $0 or have been rounded to $0.

THE MCKEE INTERNATIONAL EQUITY PORTFOLIO


     Investors who want more information about the Fund should read the Fund's Annual and Semi-Annual Reports and the Fund's SAI. The Annual and Semi-Annual Reports of the Fund provide additional information about its investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year. The SAI contains additional detailed information about the Fund and is incorporated by reference into (legally part of) this prospectus.

     Investors can receive free copies of the SAI, shareholder reports, the Fund's privacy policy and other information about the Fund and can make shareholder inquiries by writing to or calling (please note that the Fund does not have a website):

                      MCKEE INTERNATIONAL EQUITY PORTFOLIO
                                 PO BOX 219009
                             KANSAS CITY, MO 64121
                                 1-866-625-3346


     You can review and copy information about the Fund (including the SAI and the Annual and Semi-Annual Reports) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the U.S. Securities and Exchange Commission at 202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the U.S. Securities and Exchange Commission's Internet site at: http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the U.S. Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

     The Trust's Investment Company Act of 1940 file number is 811-06400.

     CSM-PS-001-0600

                        THE ADVISORS' INNER CIRCLE FUND

THE RICE HALL JAMES FUNDS


PROSPECTUS                                                        MARCH 1, 2007


                                   RICE HALL JAMES SMALL/MID CAP PORTFOLIO
                                     INSTITUTIONAL CLASS

                                   RICE HALL JAMES MICRO CAP PORTFOLIO
                                     INSTITUTIONAL CLASS

                                   RICE HALL JAMES MID CAP PORTFOLIO
                                     INVESTOR CLASS


                                   [RHJ LOGO]


                                          INVESTMENT ADVISER:
                                          RICE HALL JAMES & ASSOCIATES, LLC


  The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

RICE HALL JAMES SMALL/MID CAP PORTFOLIO....................................... 2


  WHAT IS THE FUND'S INVESTMENT OBJECTIVE? . . . . . . . . . . . . . . . . . . 2
  WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? . . . . . . . . . . . . 2
  WHAT ARE THE FUND'S PRINCIPAL RISKS? . . . . . . . . . . . . . . . . . . . . 3
  HOW HAS THE FUND PERFORMED? . . . . . . . . . . . . . . . . .. . . . . . . . 4
  WHAT ARE THE FUND'SFEESAND EXPENSES? . . . . . . . . . . . . . . . . . . . . 5

RICE HALL JAMES MICRO CAP PORTFOLIO .......................................... 7

  WHAT IS THE FUND'S INVESTMENT OBJECTIVE? . . . . . . . . . . . . . . . . . . 7
  WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? . . . . . . . . . . . . 7
  WHAT ARE THE FUND'S PRINCIPAL RISKS? . . . . . . . . . . . . . . . . . . . . 8
  HOW HAS THE FUND PERFORMED? . . . . . . . . . . . . . . . .  . . . . . . . . 9
  WHAT ARE THE FUND'S FEES AND EXPENSES? . . . . . . . . . . .. . . . . . . . 10

RICE HALL JAMES MID CAP PORTFOLIO............................................ 12

  WHAT IS THE FUND'S INVESTMENT OBJECTIVE? . . . . . . . . . .. . . . . . . . 12
  WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? . . . .. . . . . . . . 12
  WHAT ARE THE FUND'S PRINCIPAL RISKS? . . . . . . . . . . .  . . . . . . . . 13
  HOW HAS THE FUND PERFORMED? . . . . . . . . . . . . . . . . . . . . . . . . 14
  WHAT ARE THE FUND'S FEES AND EXPENSES? . . . . . . . . . .  . . . . . . . . 15

INVESTING WITH THE FUNDS..................................................... 16

  BUYING SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
  REDEEMING SHARES . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . 18
  EXCHANGING SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
  TRANSACTION POLICIES . . . . . . . . . . . . . . . . . . . . .. . . . . . . 19
  ACCOUNT POLICIES . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . 22

ADDITIONAL INFORMATION ABOUT THE FUNDS....................................... 27

  OTHER INVESTMENT PRACTICES AND STRATEGIES . . . . . . . . . . . . . . . . . 27
  INVESTMENT MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
  SHAREHOLDER SERVICING ARRANGEMENTS . . . . . . . . . . . . .. . . . . . . . 32

FINANCIAL HIGHLIGHTS......................................................... 34

  RICE HALL JAMES SMALL/MID CAP PORTFOLIO . . . . . . . . . . . . . . . . . . 35
  RICE HALL JAMES MICRO CAP PORTFOLIO . . . . . . . . . . . . . . . . . . . . 36
  RICE HALL JAMES MID CAP PORTFOLIO . . . . . . . . . . . . . . . . . . . . . 37

The Rice Hall James Micro Cap Portfolio (the "Fund") is closed to new investors in order to limit the Fund's asset growth to preserve the integrity and effective implementation of the Fund's investment strategy.

Existing shareholders of the Fund and clients of Rice Hall James & Associates, LLC (the "Adviser") may continue to make additional investments in the Fund and reinvest dividends and capital gains distributions. Existing shareholders of the Fund and clients of the Adviser include:

o An investor whose business or other organization is already a shareholder of the Fund and who is opening an account for an employee benefit plan sponsored by that organization or an affiliated organization;

o An investor who is a current Fund trustee or officer, or an employee of the Adviser or an investor who is a member of the immediate family of any of these individuals;

o An investor who is a client of a financial adviser or planner who has client assets invested in the Fund as of the date of any proposed new investment in the Fund; or

o An investor who is a client of the Adviser and has assets invested with the Adviser as of the date of any proposed new investment in the Fund.

--------------------------------------------------------------------------------
RICE HALL JAMES SMALL/MID CAP PORTFOLIO
--------------------------------------------------------------------------------


WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
--------------------------------------------------------------------------------

     The Rice Hall James Small/Mid Cap Portfolio (the "Fund" or the "Small/Mid Cap Portfolio") seeks maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small/mid market capitalization (small/mid cap) companies. The Fund may change its objective without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of small cap and mid cap companies. The Fund focuses on U.S. companies with total market capitalizations (number of shares outstanding multiplied by share price) which, at the time of initial purchase, falls within the range of the companies in the Russell 2500 Index at reconstitution each June ($218.4 million to $4.9 billion as of June
     2006). The small/mid cap range of the market has more than three times the number of securities than the market comprised of companies with market capitalizations greater than $4.5 billion. Rice Hall James & Associates, LLC ("RHJ" or the "Adviser") believes that there are greater pricing inefficiencies for small/mid cap companies than larger capitalization securities because this range of the market has less analyst coverage.

     The Adviser uses a company specific approach to making investment decisions, which focuses on identifying stocks of growth companies that are selling at a discount to the companies' projected earnings growth rates. Specifically, the Adviser will primarily invest the assets of the Fund in companies with price/earnings ratios that are lower than the company's three to five year projected earnings growth rate. The Adviser generally will not sell a stock merely due to market appreciation outside the target capitalization range if it believes the company has growth potential.

     The Adviser looks for companies where fundamental changes are occurring that are temporarily going unnoticed by investors, but which it believes will ultimately lead to increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change and market expansion. Most importantly, the Fund typically invests in a company only when the Adviser believes that such changes will lead to greater investor recognition and higher stock prices within a 12-to 24-month period.

     Moreover, the Adviser will focus on securities of companies with:

     o    Strong management

     o    Leading products or services

     o Distribution to a large marketplace or growing niche market o Anticipated above-average revenue and earnings growth rates o Potential for improvement in profit margins

     o    Strong cash flow and/or improving financial position

     The Fund does not sell stocks simply because they are no longer within the capitalization range used for the initial purchase. However, it may sell stocks for the following reasons:

     o    The stock reaches the target price set by the Adviser;

     o    The stock falls below the downside price limit set by the Adviser;

     o    The fundamentals of the stock have deteriorated; or

     o A more attractively valued alternative is available for purchase. The Adviser expects that cash reserves will normally represent a small portion of the Fund's assets (under 20%).

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

     As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

     Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

CALENDAR YEAR RETURNS


     Effective June 24, 2002, the Fund became the successor to a separate mutual fund, the UAM Funds, Inc. Rice Hall James Small/Mid Cap Portfolio (the "Predecessor Small/Mid Cap Fund"). The Predecessor Small/Mid Cap Fund was managed by the same Adviser who currently manages the Fund, had identical investment objectives and strategies as the Fund and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Small/Mid Cap Fund for periods prior to June 24, 2002.



     The following information illustrates some of the risks of investing in the Fund. The bar chart shows how performance of the Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


                                  [BAR CHART]


 1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
25.67%  15.56%  -2.67%  33.60%   6.14% -21.92%  32.51%   8.92%   2.99%  11.66%


     During the periods shown in the chart for the Fund, the highest return for a quarter was 21.94% (quarter ending 12/31/98) and the lowest return for a quarter was -17.95% (quarter ending 09/30/02).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

     The average annual return table compares average annual returns of the Fund to those of certain broad-based securities market indices. Returns are based on past results and are not an indication of future performance.

                                                                        Since
                                     1 Year    5 Years    10 Years    11/1/96*
--------------------------------------------------------------------------------
Average Annual Return Before Taxes   11.66%     5.32%      10.02%      10.22%
--------------------------------------------------------------------------------
Average Annual Return After Taxes
 on Distributions**                   7.84%     4.26%       8.28%       8.50%
--------------------------------------------------------------------------------
Average Annual Return After Taxes
 on Distributions
 and Sale of Fund Shares**           12.71%     4.59%       8.17%       8.37%
--------------------------------------------------------------------------------
Russell 2500 Index# (reflects no
 deduction for fees, expenses
 or taxes)                           16.17%    12.19%      11.26%      11.31%
--------------------------------------------------------------------------------
Russell 2500 Growth Index+
 (reflects no deduction for fees,
 expenses or taxes)                  12.26%     7.62%       7.11%       7.10%
--------------------------------------------------------------------------------

*    Commencement of operations. Index comparisons begin on November 30, 1996.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. Aftertax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangement such as 401(k) plans or individual retirement accounts.

# The Russell 2500 Index is an unmanaged index which measures the performance of the 2,500 smallest companies of the Russell 3000 Index, a capitalization weighted index of the 3,000 U.S. companies with the largest market capitalization.

+ The Russell 2500 Growth Index is an unmanaged index which measures the performance of the 2,500 smallest companies of the Russell 3000 Index with the higher priceto- book ratios and higher forecasted growth values.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     This table describes the fees and expenses you may pay if you buy and hold Institutional shares of the Fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The Fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other Rice Hall James Funds.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fee                                                          0.80%
--------------------------------------------------------------------------------
Other Expenses                                                          0.27%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                         0.01%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses*+                                  1.08%

* The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this prospectus), because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

+ The Adviser has voluntarily agreed to waive fees and reimburse expenses in order to keep total annual Fund operating expenses (not including acquired fund fees and expenses) from exceeding 1.25% of the Fund's average daily net assets. The Adviser may discontinue all or part of its waiver at any time.

     For more information about these fees, see "Investment Management."

EXAMPLE

     This example can help you to compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 YEAR         3 YEARS         5 YEARS         10 YEARS
--------------------------------------------------------------------------------
         $110           $343            $595            $1,317

--------------------------------------------------------------------------------
RICE HALL JAMES MICRO CAP PORTFOLIO
--------------------------------------------------------------------------------


WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

     The Rice Hall James Micro Cap Portfolio (the "Fund" or the "Micro Cap Portfolio") seeks maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies. The Fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

     The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of micro cap companies. The Fund focuses on U.S. companies with total market capitalizations (number of shares outstanding multiplied by share price) which fall within the range of $50 million to $500 million at the time of initial purchase. In selecting securities for the Fund, the Adviser emphasizes smaller, emerging companies possessing the potential to become market leaders in their industries.

     The Adviser uses a company specific approach to making investment decisions, which focuses on identifying stocks of growth companies that are selling at a discount to the companies' projected earnings growth rates. Specifically, the Adviser will primarily invest the assets of the Fund in companies with price/earnings ratios that are lower than the company's three to five year projected earnings growth rate. The Adviser generally will not sell a stock merely due to market appreciation outside the target capitalization range if it believes the company has growth potential.

     The Adviser looks for companies where fundamental changes are occurring that are temporarily going unnoticed by investors, but which it believes will ultimately lead to increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change and market expansion. Most importantly, the Fund typically invests in a company only when the Adviser believes that such changes will lead to greater investor recognition and higher stock prices within a 12-to 24-month period.

     Moreover, the Adviser will focus on securities of companies with:

     o    Strong management

     o    Leading products or services

     o    Distribution to a large marketplace or growing niche market

     o Anticipated above-average revenue and earnings growth rates o Potential for improvement in profit margins

     o    Strong cash flow and/or improving financial position

     The Fund does not sell stocks simply because they are no longer within the capitalization range used for the initial purchase. However, it may sell stocks for the following reasons:

     o    The stock reaches the target price set by the Adviser;

     o    The stock falls below the downside price limit set by the Adviser;

     o    The fundamentals of the stock have deteriorated; or

     o    A more attractively valued alternative is available for purchase.

     Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities than a Fund with a buy and hold strategy.

     The Adviser expects that cash reserves will normally represent a small portion of the Fund's assets (under 20%).

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------


     As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

     As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

     Investing in stocks of smaller companies can be riskier than investing in larger, more mature companies. Smaller companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

CALENDAR YEAR RETURNS


     Effective June 24, 2002, the Fund became the successor to a separate mutual fund, the UAM Funds, Inc. Rice Hall James Micro Cap Portfolio (the "Predecessor Micro Cap Fund"). The Predecessor Micro Cap Fund was managed by the same Adviser who currently manages the Fund, had identical investment objectives and strategies as the Fund and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Micro Cap Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the Fund. The bar chart shows how performance of the Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


                                  [BAR CHART]


  1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
--------------------------------------------------------------------------------
 20.62%  -6.33%  25.73%  11.24%  16.41% -21.64%  56.62%  17.00%   7.87%  13.66%


     During the periods shown in the chart for the Fund, the highest return for a quarter was 24.98% (quarter ending 06/30/03) and the lowest return for a quarter was -26.70% (quarter ending 09/30/02).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

     The average annual return table compares average annual returns of the Fund to those of certain broad-based securities market indices. Returns are based on past results and are not an indication of future performance.

                                                                         Since
                                          1 Year   5 Years   10 Years   7/1/94*
--------------------------------------------------------------------------------
Average Annual Return Before Taxes        13.66%    11.98%    12.47%    16.11%
--------------------------------------------------------------------------------
Average Annual Return After Taxes
 on Distributions**                       12.50%    10.34%     9.93%    13.04%
--------------------------------------------------------------------------------
Average Annual Return After Taxes on
 Distributions and Sale of Fund Shares**  10.43%     9.88%     9.60%    12.61%
--------------------------------------------------------------------------------
Russell 2000 Index# (reflects no
 deduction for fees, expenses or taxes)   18.37%    11.39%     9.44%    11.43%
--------------------------------------------------------------------------------
Russell 2000 Growth Index+ (reflects no
 deduction for fees, expenses or taxes)   13.35%     6.93%     4.88%     7.77%
--------------------------------------------------------------------------------

*    Commencement of operations. Index comparisons begin on June 30, 1994.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.

# The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies of the Russell 3000 Index, a capitalization weighted index of the 3,000 U.S. companies with the largest market capitalization.

+ The Russell 2000 Growth Index is an unmanaged index which measures the performance of the 2,000 smallest companies of the Russell 3000 Index with the higher priceto- book ratios and higher forecasted growth values.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold Institutional shares of the Fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The Fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than 90 days. For more information, see "Redemption Fee" in the section on "Transaction Policies."

Shareholder Transaction Fees                               Micro Cap Portfolio
--------------------------------------------------------------------------------
Redemption Fee (as a percentage of amount redeemed)             2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fee                                                          0.75%
--------------------------------------------------------------------------------
Other Expenses                                                          0.45%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                         0.04%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses*+                                  1.24%

* The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this prospectus), because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

+ The Adviser has voluntarily agreed to waive fees and reimburse expenses in order to keep total annual Fund operating expenses from exceeding 1.40% of the Fund's average daily net assets. The Adviser may discontinue all or part of this waiver at any time. For more information about these fees, see "Investment Management."

EXAMPLE


     This example can help you to compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 Year          3 Years          5 Years          10 Years
--------------------------------------------------------------------------------
        $126             $393             $681             $1,500

--------------------------------------------------------------------------------
RICE HALL JAMES MID CAP PORTFOLIO
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

     The Rice Hall James Mid Cap Portfolio (the "Fund" or the "Mid Cap Portfolio") seeks maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in mid market capitalization (mid cap) companies. The Fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of mid cap companies. The Fund focuses on U.S. companies with total market capitalizations (number of shares outstanding multiplied by share price) which at the time of initial purchase fall within the range of the companies in the Russell Midcap Index at reconstitution each June ($2.0 billion to $14.8 billion as of June 2006).

     The Adviser uses a company specific approach to making investment decisions, which focuses on identifying stocks of growth companies that are selling at a discount to the companies' projected earnings growth rates. Specifically, the Adviser will primarily invest the assets of the Fund in companies with price/earnings ratios that are lower than the company's three to five year projected earnings growth rate. The Adviser generally will not sell a stock merely due to market appreciation outside the target capitalization range if it believes the company has growth potential.

     The Adviser looks for companies where fundamental changes are occurring that are temporarily going unnoticed by investors, but which it believes will ultimately lead to increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates. Such events can include new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change and market expansion. Most importantly, the Fund typically invests in a company only when the Adviser believes that such changes will lead to greater investor recognition and higher stock prices within a 12-to 24-month period.

     Moreover, the Adviser will focus on securities of companies with:

     o    Strong management

     o    Leading products or services

     o    Distribution to a large marketplace or growing niche market

     o    Anticipated above-average revenue and earnings growth rates

     o    Potential for improvement in profit margins

     o    Strong cash flow and/or improving financial position

     The Fund does not sell stocks simply because they are no longer within the capitalization range used for the initial purchase. However, it may sell stocks for the following reasons:

     o    The stock reaches the target price set by the Adviser;

     o    The stock falls below the downside price limit set by the Adviser;

     o    The fundamentals of the stock have deteriorated; or

     o    A more attractively valued alternative is available for purchase.

     The Adviser expects that cash reserves will normally represent a small portion of the Fund's assets (under 20%).


WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------


     As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

     As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.

     Investing in stocks of medium capitalization companies can be riskier than investing in larger, more established companies. These medium- sized companies may be more vulnerable to adverse developments than larger companies because they tend to have narrower product lines and more limited financial resources. Their stocks may trade less frequently and in limited volume.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

CALENDAR YEAR RETURNS

     The following information illustrates some of the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.

                                  [BAR CHART]

                                  2005     2006
                                 ---------------
                                 11.99%   16.11%

     During the period shown in the chart for the Fund, the highest return for a quarter was 8.30% (quarter ending 12/31/06) and the lowest return for a quarter was -2.58% (quarter ending 06/30/06).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

     The average annual return table compares average annual returns of the Fund to those of certain broad-based securities market indices. Returns are based on past results and are not an indication of future performance.

                                                                    Since
                                                                  Inception
                                                       1 Year     (7/30/04)*
--------------------------------------------------------------------------------
Average Annual Return Before Taxes                      16.11%      17.15%
--------------------------------------------------------------------------------
Average Annual Return After Taxes on Distributions**    14.76%      16.10%
--------------------------------------------------------------------------------
Average Annual Return After Taxes on Distributions
 on Sale of Fund Shares**                               10.98%       14.30%
--------------------------------------------------------------------------------
Russell Midcap Index# (reflects no deduction for fees,
 expenses or taxes)                                     15.26%      19.25%
--------------------------------------------------------------------------------
Russell Midcap Growth Index+ (reflects no deduction
for fees, expenses or taxes)                            10.66%      16.56%
--------------------------------------------------------------------------------

*    Commencement of operations. Index comparisons begin on July 31, 2004.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

# The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.2 billion; the median market capitalization was approximately $3.9 billion. The largest company in the index had an approximate market capitalization of $14.8 billion.

+ The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------


The table describes the fees and expenses you may pay if you buy and hold Investor Class shares of the Fund.


SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


The Fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other Rice Hall James Funds.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fee                                                         0.90%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                  0.25%
--------------------------------------------------------------------------------
Other Expenses                                                         0.91%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                        0.03%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses+                                  2.09%
--------------------------------------------------------------------------------
Less Fee Waivers, Fees Paid Indirectly and Expense Reimbursements*    (0.66)%
--------------------------------------------------------------------------------
Net Expenses                                                           1.43%

+ The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this prospectus), because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total annual Fund operating expenses (not including acquired fund fees and expenses) from exceeding 1.40% for investor Class Shares until March 1, 2008. For more information about these fees, see "Investment Management" and "Rule 12b-1 Fees for Investor Class Shares."

EXAMPLE


     This example can help you to compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 Year*       3 Years        5 Years         10 Years
--------------------------------------------------------------------------------
          $146           $591          $1,063          $2,368

* The "1 Year" cost figures in the example are based on the Fund's Net Expenses shown in the table above, which reflect the Adviser's fee waivers and expense reimbursements. The "3 Year", "5 Year" and "10 Year" cost figures in the example are based on the Fund's Total Annual Fund Operating Expenses of 2.09%, which does not reflect fee waivers or expense reimbursements.

--------------------------------------------------------------------------------
INVESTING WITH THE RICE HALL JAMES FUNDS
--------------------------------------------------------------------------------

BUYING SHARES

     All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Funds do not accept purchases made by credit card checks or third party checks.

     Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

     The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

     You can open an account with a Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and a fund name.

     REGULAR MAIL ADDRESS

     The Rice Hall James Funds
     PO Box 219009
     Kansas City, MO 64121

     EXPRESS MAIL ADDRESS

     The Rice Hall James Funds
     430 West 7th Street
     Kansas City, MO 64105

BY WIRE

     To open an account by wire call 866-474-5669 for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the fund name and your account number).

     WIRING INSTRUCTIONS

     UMB Bank, N.A.
     ABA # 101000695
     The Rice Hall James Funds
     DDA Acct. # 9871063178
     Ref: fund name/account number/
     account name/wire control number

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)


     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. To cancel or change a plan, write to the Funds at The Rice Hall James Funds, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.


MINIMUM INVESTMENTS


     You can open an account with any Fund with a minimum initial investment of $2,500 for Investor and Institutional Class shares ($500 for individual retirement accounts ("IRAs") and $250 for Spousal IRAs). You can buy additional shares for as little as $100. The Adviser reserves the right to waive the minimum initial investment and minimum subsequent investment amounts at its sole discretion.


FUND CODES


     Each Fund's reference information, which is listed below, will be helpful to you when you contact the Funds to purchase or exchange shares, check daily net asset value per share ("NAV") or get additional information.

Fund Name                    Trading Symbol         CUSIP          Fund Code
--------------------------------------------------------------------------------
Institutional Class Shares
Small/Mid Cap Portfolio         RHJMX             00758M196           1180
--------------------------------------------------------------------------------
Institutional Class Shares
Micro Cap Portfolio             RHJSX             00758M212           1179
--------------------------------------------------------------------------------
Investor Class Shares
Mid Cap Portfolio               RHJVX             0075W0833           2079
--------------------------------------------------------------------------------

REDEEMING SHARES
--------------------------------------------------------------------------------

BY MAIL


     You may contact the Funds directly by mail at The Rice Hall James Funds, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: DST Systems c/o The Rice Hall James Funds, 430 W. 7th Street, Kansas City, MO 64105). Send a letter to the Funds signed by all registered parties on the account specifying:


     o    The fund name(s);

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.

     All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.

     Certain shareholders may need to include additional documents to redeem shares.

BY TELEPHONE


     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 866-474-5669 to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or wire them to your bank.


BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)


     If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.


EXCHANGING SHARES
--------------------------------------------------------------------------------


     At no charge, you may exchange shares of one Rice Hall James Fund for shares of another Rice Hall James Fund by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

     The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."


TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE


     You may buy, sell or exchange shares of a Fund on each day the New York Stock Exchange ("NYSE") is open at a price equal to its NAV next computed after it receives and accepts your order. The Funds calculate NAV once each day the NYSE is open for business (a "Business Day") as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern
     Time). To receive the NAV on any given day, the Funds must receive your order in good form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day if the NYSE is open for trading that day. If the NYSE closes early -- such as on days in advance of certain generally observed holidays -- the Funds will calculate NAV as of the earlier closing time.

     The Funds calculate their NAVs by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

     Although the Funds invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which a Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

     Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY


     You may buy or sell shares of the Funds through a financial intermediary (such as a financial planner or adviser). To buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. Your financial intermediary may charge additional transaction fees for its services.

     Certain financial intermediaries have agreements with the Funds that allow them to enter purchase or redemption orders on behalf of clients and customers. For your purchase to be effective, your intermediary must transmit it in a timely manner. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


IN-KIND TRANSACTIONS


     Under certain conditions and at the Funds' discretion, you may pay for shares of the Funds with securities instead of cash. In addition, the Funds may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash. In the event shares are redeemed in-kind, shareholders will generally bear market risks until the securities are converted into cash.


REDEMPTION FEE


     In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Micro Cap Portfolio charges a 2.00% redemption fee on redemptions of shares that have been held for less than 90 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

     The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

     The Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is in the best interests of the Fund, including certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals.


PAYMENT OF REDEMPTION PROCEEDS


     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form, meaning that it is complete and contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

     The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

     If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.


TELEPHONE TRANSACTIONS


     The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Therefore, the Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.


RULE 12B-1 FEES FOR INVESTOR CLASS SHARES


     Investor Class shares of the Mid Cap Portfolio have adopted a distribution plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its Investor Class shares and for services provided to its shareholders. The maximum annual distribution fee is 0.25% of the Mid Cap Portfolio's average daily net assets. Because these fees are paid out of the Mid Cap Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Investor Class shares of the Mid Cap Portfolio and may cost you more than paying other types of sales charges.

RIGHTS RESERVED BY THE RICE HALL JAMES FUNDS

PURCHASES


     At any time and without notice, the Funds may:


     o    Stop offering shares;

     o    Reject any purchase order; or


     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information about the Funds' policy on excessive trading, please see "Excessive Trading Policies and Procedures."


REDEMPTIONS


     At any time and without notice, the Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The Funds may suspend your right to redeem if:


     o    Trading on the NYSE is restricted or halted; or


     o The U.S. Securities and Exchange Commission allows the Funds to delay redemptions.


EXCHANGES


     The Funds may:


     o Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

     o    Reject any request for an exchange; or

     o Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING POLICIES AND PROCEDURES


     The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of each Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring each Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

     Because the Funds invest in micro, small and mid cap securities that often may trade in lower volumes, frequent trading by certain shareholders may dilute the value of fund shares held by other shareholders. In addition, because frequent trading may cause the Funds to attempt to maintain higher cash positions, changes to a Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Funds.

     The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than one (1) "round trip" into or out of each Fund per rolling 90 days. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund. Shareholders are also restricted from making more than one (1) exchange (from one Fund to another Fund) per rolling 90 days. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders.

     o The Micro Cap Portfolio assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in "Redemption Fee").

     o Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

     Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions are exempt from these policies.

     Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds and their service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that their policies will be enforced with regard to those fund shares held through such omnibus arrangements (which may represent a majority of fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above. In addition, if you own your fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Funds. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION


     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

     What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

     The Funds are required by law to reject your new account application if the required identifying information is not provided.

     In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

     Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

     Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

     However, each Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If a Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM


     Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.


SMALL ACCOUNTS


     The Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment (See "Buying Shares" for minimum initial investment amounts). This provision does not apply:


     o    To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.


     The Funds will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the sale of your shares.


DISTRIBUTIONS


     Normally, each Fund distributes its net investment income quarterly and its net capital gains at least once a year. The Funds will automatically reinvest dividends and distributions in additional shares of a Fund, unless you elect on your account application to receive them in cash.


FEDERAL TAXES


     The following is a summary of the federal income tax consequences of investing in a Fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the Funds.

TAXES ON DISTRIBUTIONS


     Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. Once a year the Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 866-474-5669 to find out when the Funds expect to make distributions to shareholders.

     Each sale or exchange of shares of a Fund may be a taxable event. For tax purposes, an exchange of shares of one Rice Hall James Portfolio for another is the same as a sale. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, or as long term if you held the shares for longer.


     A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

     More information about taxes is in the Statement of Additional Information ("SAI").

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

OTHER INVESTMENT PRACTICES AND STRATEGIES


     In addition to its principal investment strategies, each Fund may use the investment strategies described below. Each Fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the Funds' investment practices and its risks, you should read the SAI.


DERIVATIVES


     Each Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. There are various factors that affect a Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. The Funds could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

     Each Fund may invest up to 15% of its total assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

     Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the Funds to sell their securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

REAL ESTATE INVESTMENT TRUSTS ("REITS")


     Although not a principal investment strategy, each Fund may invest in REITs. REITs pool investors' Funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as equity REITs and mortgage REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains or losses by selling properties. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments.

     Each Fund is subject to the risk that the securities of issuers in the real estate industry that the Fund purchases will underperform the market as a whole. In general, real estate values can be affected by a variety of factors, including supply and demand for properties and the strength of specific industries that rent properties. In general, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. In the event of a default by a borrower or lessee, a REIT may experience delays and may incur substantial costs in enforcing its rights as a mortgagee or lessor.


SHORT-TERM INVESTING


     The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, the Funds may invest up to 100% of their assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Funds' principal investment strategies, and may prevent the Funds from achieving their investment objective. Each Fund will use a temporary strategy if the adviser believes that pursuing the Fund's investment objective will subject it to a significant risk of loss. Each Fund has a policy requiring it to invest at least 80% of its net assets in particular types of securities as described in the Fund's principal investment strategy, and will not change this policy without 60 days' prior written notice to shareholders. In addition to the temporary defensive measures discussed above, the Funds may also temporarily deviate from this 80% policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

     When the Adviser pursues a temporary defensive strategy, the Funds may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal strategies.

PORTFOLIO TURNOVER


     The Funds may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by the Funds. Shareholders must pay tax on such capital gains.


INFORMATION ABOUT PORTFOLIO HOLDINGS


     Each Fund generally publishes a complete list of its portfolio holdings and a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://www.rhjfunds.com. The information will generally remain available until replaced by new portfolio holdings information as described above. The Funds' investment adviser may exclude any portion of any Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Funds' Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.


INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


     Rice Hall James & Associates, LLC, a Delaware limited liability company located at 600 West Broadway, Suite 1000, San Diego, CA 92101, is each Fund's investment adviser. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis. As of December 31, 2006, the Adviser had approximately $2.2 billion in assets under management.

     For its services, the Small/Mid Cap Portfolio pays the Adviser an annual fee of 0.80% of its average net assets. The Adviser has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to 1.25% of its average net assets. To maintain this expense limit, the Adviser may waive a portion of its management fee and/or reimburse certain expenses of the Fund. The Adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the Fund paid 0.80% of its average daily net assets in advisory fees to the Adviser.

     For its services, the Micro Cap Portfolio pays the Adviser an annual fee of 0.75% of its average net assets. The Adviser has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to 1.40% of its average net assets. To maintain this expense limit, the Adviser may waive a portion of its management fee and/or reimburse certain expenses of the Fund. The Adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the Fund paid 0.75% of its average daily net assets in advisory fees to the Adviser.

     For its services, the Mid Cap Portfolio pays the Adviser an annual fee of 0.90% on the first $250 million, 0.80% on the next $250 million and 0.70% for amounts over $500 million, based on its average net assets. The Adviser has contractually agreed to limit the total expenses of Investor Class shares of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to 1.40% of its average net assets for a period of one year from the date of this prospectus. To maintain this expense limit, the Adviser may waive all or a portion of its management fee and/or reimburse certain expenses of the Fund. In addition, if at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between the Total Annual Fund Operating Expenses and 1.40% to recapture any of its prior waivers or reimbursements. During its most recent fiscal year, the Fund paid 0.24% of its average daily net assets in advisory fees (after waivers) to the Adviser. A discussion regarding the basis for the Board's approval of Funds' investment advisory contract is available in the Funds' Annual Report dated October 31, 2006.


PORTFOLIO MANAGERS


     The RHJ Funds are managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of fund shares.

     Thomas W. McDowell, CEO, Chief Investment Officer is jointly and primarily responsible for managing the Micro Cap Portfolio, Small/Mid Cap Portfolio and Mid Cap Portfolio. Mr. McDowell joined RHJ in 1984 as a Portfolio Manager and Analyst and has 26 years of investment experience, and assumed leadership of RHJ in 1994. Mr. McDowell has a B.A. degree from the University of California, Los Angeles and an M.B.A. from San Diego State University.

     Kevin T. Hamilton, CFA, Partner, President, Portfolio Manager/Analyst is jointly and primarily responsible for managing the Micro Cap Portfolio, Small/Mid Cap Portfolio and Mid Cap Portfolio. Mr. Hamilton joined RHJ in 2002 and has over 21 years of investment experience. He was previously Portfolio Manager and Principal at Messner & Smith Investment Management. Mr. Hamilton has a B.A. and M.B.A. from the University of Southern California.

     Cara M. Thome, Partner, Portfolio Manager/Analyst, is jointly and primarily responsible for managing the Micro Cap Portfolio, Small/Mid Cap Portfolio and Mid Cap Portfolio. Ms. Thome joined RHJ in January 2001 and has 9 years of investment experience. She was previously an Analyst at the Equity Research Department at George K. Baum & Company from 1997 to 2001. Ms. Thome has a B.A. degree from Truman State University and an M.A. in Finance from the University of Exeter.

     Timothy A. Todaro, CFA, Partner, Portfolio Manager/Analyst is jointly and primarily responsible for managing the Micro Cap Portfolio, Small/Mid Cap Portfolio and Mid Cap Portfolio. Mr. Todaro joined RHJ in 1983 and has 27 years of investment experience. Mr. Todaro has a B.A. from the University of California, San Diego and an M.B.A. from the University of Wisconsin at Madison.

     James D. Dickinson, CFA, Portfolio Manager/Analyst is jointly and primarily responsible for managing the Micro Cap Portfolio, Small/Mid Cap Portfolio and Mid Cap Portfolio. Mr. Dickinson rejoined RHJ in January 2006 and has 37 years of investment experience. He was previously with Rice Hall James from 1979-1986 and rejoined for a two-year period in 1996. Mr. Dickinson has a B.A. in Economics and a M.S. in Finance from the University of California, Los Angeles.

THE ADVISER'S PAST PERFORMANCE RELATING TO THE RICE HALL JAMES MID CAP PORTFOLIO
--------------------------------------------------------------------------------

     The following table represents the performance information for all the private accounts managed by the Adviser with investment objectives, policies and strategies that are substantially similar to those of the Mid Cap Portfolio, as well as a comparison to the Mid Cap Portfolio's performance benchmark. These private accounts were managed by the same team of investment professionals that currently manage the investments of the Mid Cap Portfolio. These similarly managed private accounts are referred to as the Adviser's "Mid Cap Equity composite." The performance information was prepared in accordance with applicable standards of the Chartered Financial Analysis Institute (CFA(R)) formerly, the Association for Investment Management and Research (AIMR-PPS(R)) but not in accordance with SEC standards.

     The performance of the Mid Cap Equity composite (net of fees) reflects the Adviser's applicable account fees and expenses; however, the Mid Cap Portfolio's fees and expenses are generally expected to be higher than those of the accounts included in the Mid Cap Equity composite. If the Mid Cap Portfolio's fees and expenses had been imposed on the accounts included in the Mid Cap Equity composite, the performance shown below would have been lower. For example, the Mid Cap Equity composite does not reflect custody fees or other expenses normally paid by mutual funds. Further, the accounts included in the Mid Cap Equity composite were not subject to the investment limitations, diversification requirements and other legal and tax restrictions that are applicable to the Fund. If these limitations and restrictions were imposed on the accounts included in the Mid Cap Equity composite, it could have adversely affected their performance.

     THE INFORMATION IN THE TABLE BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE MID CAP PORTFOLIO. IT SHOWS THE PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY THE ADVISER. THE PAST PERFORMANCE OF THE MID CAP EQUITY COMPOSITE IS NO GUARANTEE OF THE FUTURE PERFORMANCE OF THE MID CAP PORTFOLIO.

                                        Average Annual Total Return for
                                      the Periods Ended December 31, 2006
--------------------------------------------------------------------------------
                                                                         Since
Composite/Benchmark              1 Year   3 Years   5 Years   10 Years   1/1/97*
--------------------------------------------------------------------------------
Mid Cap Equity Composite
 (gross of fees)                 17.05%    14.59%     9.99%    13.15%    13.15%
--------------------------------------------------------------------------------
Mid Cap Equity Composite
 (net of fees)                   16.42%    13.94%     9.34%    12.54%    12.54%
--------------------------------------------------------------------------------
Russell Midcap Index**           15.27%    16.01%    12.88%    12.14%    12.14%
--------------------------------------------------------------------------------
Russell Midcap Growth Index***   10.64%    12.72%     8.21%     8.61%     8.61%
--------------------------------------------------------------------------------

*    Commencement of operations. Index comparisons begin on December 31, 1996.

** The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, a capitalization weighted index of the 1,000 U.S. companies with the largest market capitalization.

*** The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values in the Russell 1000 Index.

SHAREHOLDER SERVICING ARRANGEMENTS


     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Funds or their service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the Funds that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Funds. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Funds or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     The Funds may pay all or part of the fees paid to financial representatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The Funds do not pay these service fees on shares purchased directly. In addition, the Adviser and its affiliates may, at their own expense, pay financial representatives for these services.

     The Adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the Funds. The amount of these payments will generally vary. Additional compensation may also be paid to financial representatives who offer the Funds as part of a special preferred list or other promotional program. Financial representatives that receive these types of payments may have a conflict of interest in recommending or selling fund shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of each Fund for the past five fiscal years, or, if shorter, the period of the Fund's operations. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund assuming all dividends and distributions were reinvested. The information below relates to each Fund and its Predecessor Fund. On June 24, 2002, The Advisors' Inner Circle Fund Rice Hall James Micro Cap Portfolio acquired all of the assets of the Predecessor Micro Cap Portfolio and The Advisors' Inner Circle Fund Rice Hall James Small/Mid Cap Portfolio acquired all of the assets of the Predecessor Small/Mid Cap Portfolio (together, the "Predecessor Funds"). PricewaterhouseCoopers LLP, independent registered public accounting firm, has audited each Fund's and its Predecessor Fund's information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the Annual Report of the Funds, which is available upon request by calling the Funds at 866-474-5669.

RICE HALL JAMES SMALL/MID CAP PORTFOLIO
--------------------------------------------------------------------------------



Years Ended October 31,              2006             2005              2004              2003           2002(1)
------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year              $       15.24    $        13.98    $        13.36    $        10.47  $       12.36
                                -------------    --------------    --------------    --------------  -------------

Income (Loss) from Investment
 Operations:
 Net Investment Loss                    (0.04)(2)         (0.03)(2)         (0.06)(2)         (0.04)         (0.04)
 Net Realized and
  Unrealized Gain (Loss)                 1.54              1.29              0.68              2.93          (1.66)
                                -------------    --------------    --------------    --------------  -------------
 Total From Investment
  Operations                             1.50              1.26              0.62              2.89          (1.70)
                                -------------    --------------    --------------    --------------  -------------
Distributions:
 Net Realized Gain                      (1.69)          --                --                --               (0.19)
                                -------------    --------------    --------------    --------------  -------------
 Net Asset Value, End of
  Year                          $       15.05    $        15.24    $        13.98    $        13.36  $       10.47
                                =============    ==============    ==============    ==============  =============

 Total Return+                          10.45%             9.01%             4.64%            27.60%        (14.07)%
                                =============    ==============    ==============    ==============  =============


Ratios and Supplemental Data
 Net Assets, End of
  Year (Thousands)                    $78,563          $160,765          $165,904          $146,625        $81,354
 Ratio of Expenses to
  Average Net Assets                     1.00%             1.05%             1.00%             1.00%          1.22%
 Ratio of Expenses to
  Average Net Assets
  (Excluding Fees Paid
  Indirectly)                            1.07%             1.08%             1.04%             1.02%          1.22%
 Ratio of Net Investment
  Loss to Average
  Net Assets                            (0.25)%           (0.22)%           (0.42)%           (0.38)%        (0.48)%
 Portfolio Turnover Rate                   83%               61%               64%               58%            64%

+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) On June 24, 2002, The Advisors' Inner Circle Fund's Rice Hall James Small/Mid Cap Portfolio acquired the assets and liabilities of the UAM Rice Hall James Small/Mid Cap Portfolio, a series of the UAM Funds Inc. The operations of The Advisors' Inner Circle Fund's Rice Hall James Small/Mid Cap Portfolio prior to the acquisition were those of the predecessor fund, the UAM Rice Hall James Small/Mid Cap Portfolio.

(2)  Per share calculations were performed using average shares for the year.

Amounts designated as "--" are either $0 or have been rounded to $0.

RICE HALL JAMES MICRO CAP PORTFOLIO
--------------------------------------------------------------------------------



Years Ended October 31,               2006             2005               2004             2003          2002(1)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year              $        21.77    $        20.68    $        18.92    $        12.37  $       15.57
                                --------------    --------------    --------------    --------------  -------------

Income (Loss) from Investment
 Operations:
 Net Investment Loss                     (0.14)(2)         (0.16)(2)         (0.16)(2)         (0.12)         (0.13)
 Net Realized and
  Unrealized Gain (Loss)                  2.37              3.59              2.47              6.67          (2.22)
                                --------------    --------------    --------------    --------------  -------------
 Total From Investment
  Operations                              2.23              3.43              2.31              6.55          (2.35)

                                --------------    --------------    --------------    --------------  -------------
 Redemption Fees                            --*               --*               --*               --             --

                                --------------    --------------    --------------    --------------  -------------
Distributions:
 Net Realized Gain                       (3.34)            (2.34)            (0.55)               --          (0.85)
                                --------------    --------------    --------------    --------------  -------------
 Net Asset Value, End of
  Year                          $        20.66    $        21.77    $        20.68    $        18.92  $       12.37
                                ==============    ==============    ==============    ==============  =============

 Total Return+                           11.15%            17.47%            12.45%            52.95%        (16.32)%
                                ==============    ==============    ==============    ==============  =============

Ratios and Supplemental Data
 Net Assets, End of
  Year (Thousands)                    $198,399          $192,369          $171,551          $128,958        $66,757
 Ratio of Expenses to
  Average Net Assets                      1.19%             1.18%             1.12%             1.13%          1.20%
 Ratio of Expenses to
  Average Net Assets
  (Excluding Fees Paid
  Indirectly)                             1.20%             1.18%             1.12%             1.13%          1.20%
 Ratio of Net Investment
  Loss to Average
  Net Assets                             (0.68)%           (0.79)%           (0.79)%           (0.89)%        (0.83)%
 Portfolio Turnover Rate                   114%               99%              106%              121%           125%

*    Value is less than $0.01 per share.

+ Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) On June 24, 2002, The Advisors' Inner Circle Fund's Rice Hall James Micro Cap Portfolio acquired the assets and liabilities of the UAM Rice Hall James Micro Cap Portfolio, a series of the UAM Funds Inc. The operations of The Advisors' Inner Circle Fund's Rice Hall James Micro Cap Portfolio prior to the acquisition were those of the Predecessor Fund, the UAM Rice Hall James Micro Cap Portfolio.

(2)  Per share calculations were performed using average shares for the year.

     Amounts designated as "-" are either $0 or have been rounded to $0.

RICE HALL JAMES MID CAP PORTFOLIO
--------------------------------------------------------------------------------



Periods Ended October 31,                        2006              2005             2004*
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $      11.76     $      10.53     $      10.00
                                            ------------     ------------     ------------

Income (Loss) from Investment Operations:
  Net Investment Income (Loss)                      0.01(1)         (0.05)(1)        (0.01)(1)
  Net Realized and Unrealized Gain                  2.07             1.37             0.54
                                            ------------     ------------     ------------
  Total From Investment Operations                  2.08             1.32             0.53


Dividends and Distributions:
  Net Investment Income                              --             (0.07)              --
  Net Realized Gain                                (0.33)           (0.02)              --
                                            ------------     ------------     ------------
  Total Dividends & Distributions                  (0.33)           (0.09)              --
                                            ------------     ------------     ------------
  Net Asset Value, End of Period            $      13.51     $      11.76     $      10.53
                                            ============     ============     ============

  Total Return+                                    18.01%           12.55%            5.30%
                                            ============     ============     ============

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)             $8,579           $3,438           $1,824
Ratio of Expenses to Average Net Assets             1.40%(2)         1.41%(2)         1.40%**
Ratio of Expenses to Average Net Assets
 (Excluding Waivers, Reimbursements and
 Fees Paid Indirectly)                              2.06%            4.39%            8.48%**
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                 0.05%           (0.43)%          (0.51)%**
Portfolio Turnover Rate                               72%              50%               5%

+ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and expenses assumed by Adviser during the period.

*    Fund commenced operations on July 30, 2004.

**   Annualized.

(1)  Per share calculations were performed using average shares for the period.

(2) The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.40% Amounts designated as "-" are either $0 or have been rounded to $0.

  Amounts designated as "-" are either $0 or have been rounded to $0.

THE RICE HALL JAMES FUNDS


     Investors who want more information about the Funds should read the Funds' Annual and Semi-Annual Reports and the Funds' SAI. The Annual and Semi-Annual Reports of the Funds provide additional information about their investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of each Fund during the last fiscal year. The SAI contains additional detailed information about the Funds and is incorporated by reference into (legally part of) this prospectus.

     Investors can receive free copies of the SAI, shareholder reports, the Funds' privacy policy and other information about the Funds and make shareholder inquiries by writing to or calling (please note that the Funds do not have a website):


                           The Rice Hall James Funds
                                 PO Box 219009
                             Kansas City, MO 64121
                                www.rhjfunds.com
                                  866-474-5669


     You can review and copy information about the Funds (including the SAI and the Annual and Semi-Annual Reports) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the U.S. Securities and Exchange Commission at 202-942-8090. Reports and other information about a Fund are available on the EDGAR Database on the U.S. Securities and Exchange Commission's Internet site at: http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the U.S. Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.


     The Trust's Investment Company Act of 1940 file number is 811-06400.


     RHJ-PS-001-0600

                         THE ADVISORS' INNER CIRCLE FUND

                                  SYNOVUS FUNDS

                             CLASS A, B AND C SHARES


                                   PROSPECTUS
                                  MARCH 1, 2007


                           LARGE CAP CORE EQUITY FUND
                               MID CAP VALUE FUND
                           INTERMEDIATE-TERM BOND FUND
                           GEORGIA MUNICIPAL BOND FUND

                               INVESTMENT ADVISER:
                        SYNOVUS INVESTMENT ADVISORS, INC.

                             INVESTMENT SUB-ADVISER:
                         STEINBERG ASSET MANAGEMENT, LLC

                              (MID CAP VALUE FUND)

   THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS


The Synovus Large Cap Core Equity Fund, the Synovus Mid Cap Value Fund, the Synovus Intermediate-Term Bond Fund, and the Synovus George Municipal Bond Fund (each a "Fund," and collectively, the "Synovus Funds" or the "Funds") are each a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers different classes of shares in separate investment portfolios. The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class A, Class B and Class C Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.


Class A, Class B, and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

              CLASS A SHARES
o        FRONT-END SALES CHARGE
o        12B-1 FEES
o        $2,500 MINIMUM INITIAL INVESTMENT

              CLASS B SHARES
o        CONTINGENT DEFERRED SALES CHARGE
o        HIGHER 12B-1 FEES
o        $2,500 MINIMUM INITIAL INVESTMENT
o        CONVERT TO CLASS A SHARES AFTER 8 YEARS

              CLASS C SHARES
o        CONTINGENT DEFERRED SALES CHARGES
o        HIGHER 12B-1 FEES
o        $2,500 MINIMUM INITIAL INVESTMENT

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. TO THE RIGHT, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


                                                                  PAGE
                                                                  ----
     LARGE CAP CORE EQUITY FUND....................................5
     MID CAP VALUE FUND............................................10
     INTERMEDIATE-TERM BOND FUND...................................16
     GEORGIA MUNICIPAL BOND FUND...................................21
     MORE INFORMATION ABOUT RISK...................................26
     MORE INFORMATION ABOUT FUND INVESTMENTS.......................28
     INFORMATION ABOUT PORTFOLIO HOLDINGS..........................28
     INVESTMENT ADVISER............................................29
     PORTFOLIO MANAGERS............................................30
     SUB-ADVISER...................................................31
     YOUR ACCOUNT..................................................31
     PURCHASING, SELLING AND EXCHANGING FUND SHARES................32
     DISTRIBUTION OF FUND SHARES...................................44
     OTHER POLICIES................................................45
     DIVIDENDS AND DISTRIBUTIONS...................................47
     TAXES.........................................................47
     FINANCIAL HIGHLIGHTS..........................................48
     HOW TO OBTAIN MORE INFORMATION ABOUT
         THE SYNOVUS FUNDS.........................................Back Cover

At a special meeting of the Board of Trustees of The Advisors' Inner Circle
Fund (the "Board") held on December 8, 2006, the Board approved the reorganization of the Synovus Georgia Municipal Bond Fund, the Synovus Mid Cap Value Fund, the Synovus Large Cap Core Equity Fund and the Synovus Intermediate-Term Bond Fund (collectively, the "Synovus Funds") into the newly created Sentinel Georgia Municipal Bond Fund, the newly created Sentinel Mid Cap Value Fund, the Sentinel Common Stock Fund and the Sentinel Government Securities Fund, each a series of Sentinel Group Funds, Inc. (collectively, the "Sentinel Funds"), respectively (the "Reorganization). Sentinel Asset Management, Inc. will serve as adviser for each of the Sentinel Funds. GLOBALT, Inc. will serve as sub-adviser for the Sentinel Georgia Municipal Bond Fund. GLOBALT, Inc. is an affiliate of Synovus Investment Advisors, Inc., the current adviser to the Synovus Funds. Steinberg Asset Management, LLC currently serves as sub-adviser for the Synovus Mid Cap Value Fund and will serve as sub-adviser for the Sentinel Mid Cap Value Fund.

The Board believes the Reorganization is in the best interest of shareholders because Synovus Fund shareholders would benefit from the strong performance of the acquiring Sentinel Funds, the broader distribution channels available to the Sentinel Funds and the lower expense ratios of the Sentinel Funds as compared to the Synovus Funds.

The Board called for a special meeting of the shareholders of the Synovus Funds to be held on March 15, 2007 at which shareholders will vote on whether to approve an agreement and plan of reorganization. If the Reorganization is approved by shareholders, each Synovus Fund will transfer all of its assets to the corresponding Sentinel Fund and shareholders of each Synovus Fund will receive, in a tax-free transaction, shares of equivalent value of the corresponding Sentinel Fund. The Reorganization is expected to occur soon after the shareholder meeting.


RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. The investment manager invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.


The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

LARGE CAP CORE EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                   Long-term capital appreciation

INVESTMENT FOCUS                  Large capitalization U.S. common stocks

SHARE PRICE VOLATILITY            Medium

PRINCIPAL INVESTMENT STRATEGY     Investing in large capitalization common
                                  stocks which are undervalued relative to a company's earnings

INVESTOR PROFILE                  Investors who seek long-term capital
                                  appreciation and who are willing to bear the risks of investing in equity securities

INVESTMENT STRATEGY OF THE LARGE CAP CORE EQUITY FUND


The Large Cap Core Equity Fund primarily invests (at least 80% of its net assets) at the time of initial purchase, in equity securities of U.S. issuers with a large capitalization (in excess of $5 billion). This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund is managed with a goal of long-term capital appreciation and is actively managed to hold securities that Synovus Investment Advisors, Inc. ("SIA" or the "Adviser") believes are of high earnings potential and management quality.


The Adviser screens over 6,000 companies for market capitalization, trading liquidity, balance sheet quality and earnings predictability. Companies that progress beyond this initial risk reduction screening are candidates for value and momentum screening. Value factors considered by the Adviser include sector relative low price to earnings and price to sales ratios, as well as dividend discount valuations. Price momentum and earnings estimates are used to identify growth stocks. The top 300 companies remaining at this point in the screening process are further reduced to approximately 75 based on macroeconomic and sector analysis. The Adviser may sell a security when it achieves a designated price target, a company's growth prospects change or the opportunity for a better investment arises. The Adviser generally will not sell a security merely due to market apreciation outside the target capitalization range if it believes the company has growth potential. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities to investors.

PRINCIPAL RISKS OF INVESTING IN THE LARGE CAP CORE EQUITY FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large capitalization value stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The Fund is a successor to a common trust fund similarly managed by the Adviser. The periods prior to October 12, 2001, when the Fund began operating as a mutual fund, represent the performance of the common trust fund while it was managed by the Adviser. This past performance has been adjusted to reflect current expenses for the Class A Shares of the Fund. The Adviser's common trust fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.


This bar chart shows changes in the performance of the Fund's Class A Shares from calendar year to calendar year. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


                         1997                      30.31%
                         1998                      23.31%
                         1999                      16.48%
                         2000                       0.64%
                         2001                      -5.39%
                         2002                     -23.96%
                         2003                      21.87%
                         2004                       5.83%
                         2005                       4.23%
                         2006                      10.15%

                      BEST QUARTER                WORST QUARTER
                         22.17%                     (14.76)%
                       (12/31/98)                  (09/30/02)


AVERAGE ANNUAL TOTAL RETURNS - BEFORE TAXES


This table compares the Fund's average annual total returns for the periods ended December 31, 2006 to those of the S&P 500 Index ("S&P 500") and the Lipper Large Cap Core Funds Classification Average.

LARGE CAP CORE EQUITY FUND                                             1 YEAR      5 YEARS     10 YEARS
-------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
     CLASS A SHARES                                                    3.86%       1.19%       6.59%(1)
     CLASS B SHARES                                                    5.04%       1.14%       6.52%(2)
     CLASS C SHARES                                                    8.35%       1.70%       6.46%(3)
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES OR EXPENSES)            15.80%       6.19%       8.42%
LIPPER LARGE CAP CORE FUNDS CLASSIFICATION AVERAGE (REFLECTS NO
DEDUCTION FOR SALES CHARGES)                                          13.53%       4.83%       6.87%

----------
(1) Class A Shares of the Fund were offered beginning October 25, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning

     October 12, 2001. Prior to October 12, 2001, the performance shown represents the performance of the Adviser's similarly managed common trust fund. The performance of both the Institutional Class Shares and the common trust fund has been adjusted to reflect the maximum sales charge and 12b-1 fees applicable to the Fund's Class A Shares.
(2) Class B Shares of the Fund were offered beginning October 28, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. Prior to October 12, 2001, the performance shown represents the performance of the Adviser's similarly managed common trust fund. The performance of both the Institutional Class Shares and the common trust fund has been adjusted to reflect the maximum sales charge and 12b-1 fees applicable to the Fund's Class B Shares.
(3) Class C Shares of the Fund were offered beginning October 24, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. Prior to October 12, 2001, the performance shown represents the performance of the Adviser's similarly managed common trust fund. The performance of both the Institutional Class Shares and the common trust fund has been adjusted to reflect the maximum sales charges and 12b-1 fees applicable to the Fund's Class C Shares.

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON OF BEFORE AND AFTER-TAX RETURNS


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006 TO THOSE OF THE S&P 500 INDEX AND THE LIPPER LARGE CAP CORE FUNDS CLASSIFICATION AVERAGE.


The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the Adviser's common trust fund nor is it possible to reflect the tax impact on the common trust fund's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for Class B and Class C Shares will vary.


LARGE CAP CORE EQUITY FUND                                            1 YEAR      5 YEARS   SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
     CLASS A SHARES                                                    3.86%       1.19%       2.13%(1)
     CLASS B SHARES                                                    5.04%       1.44%       2.42%(2)
     CLASS C SHARES                                                    8.35%       1.70%       2.86%(3)
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                              3.50%       1.01%       1.95%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES      2.65%       0.95%       1.75%
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR
     TAXES)                                                           15.80%       6.19%       7.69%(4)
LIPPER LARGE CAP CORE FUNDS CLASSIFICATION AVERAGE (REFLECTS NO
DEDUCTION FOR SALES CHARGES OR TAXES)                                 13.53%       4.83%       5.63%(5)

----------
(1)  Class A Shares of the Fund were offered beginning October 25, 2001.
(2)  Class B Shares of the Fund were offered beginning October 28, 2001.
(3)  Class C Shares of the Fund were offered beginning October 24, 2001.
(4)  Index comparison begins October 31, 2001.
(5)  Lipper comparison begins October 31, 2001.

WHAT IS AN INDEX?


An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


WHAT IS AN AVERAGE?

An average is a composite of mutual funds with similar investment goals. The Lipper Large Cap Core Funds Classifications Average is a widely recognized average of mutual funds which invest in large-cap equity securities.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD CLASS A, B AND C SHARES OF THE FUND.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                          CLASS A      CLASS B     CLASS C
                                                                          SHARES       SHARES      SHARES
----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
  offering price)                                                        5.75%(1)       None         None
Maximum Deferred Sales Charge (Load) (as a percentage of offering
  price)                                                                  None         5.00%(2)     1.00%(3)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
  other Distributions (as a percentage of offering price)                 None          None         None
Exchange Fee                                                              None          None         None

----------
(1) This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."
(2) This sales charge is imposed if you sell Class B Shares within one year of your purchase and decreases over time, depending on how long you own your shares. See "Contingent Deferred Sales Charges."
(3) This sales charge will be imposed if you sell Class C Shares within one year of the date of purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                CLASS A SHARES        CLASS B SHARES       CLASS C SHARES
---------------------------------------------------------------------------------------------------------
Investment Advisory Fees                            0.60%                0.60%                 0.60%
Distribution and Service (12b-1) Fees               0.25%                1.00%                 1.00%
Other Expenses                                      0.29%                0.29%                 0.29%
Acquired Fund Fees and Expenses**                   0.00%*               0.00%*                0.00%*
                                                    -----                ------                ------
Total Annual Fund Operating Expenses                1.14%                1.89%                 1.89%

----------
*    Represents less than 0.01%.

** The total annual Fund operating expenses in this table are different from those used in the financial highlights table due to a reimbursement to the Fund of 12b-1 fees charged in excess of the fees reflected above during the most recently completed fiscal year.


For more information about these fees, see "Investment Adviser," and "Distribution of Fund Shares."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
CLASS A SHARES    $685     $916      $1,167    $1,881
CLASS B SHARES    $692     $894      $1,221    $2,212
CLASS C SHARES    $292     $594      $1,021    $2,212


IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
CLASS A SHARES    $685     $916      $1,167    $1,881
CLASS B SHARES    $192     $594      $1,021    $2,212
CLASS C SHARES    $192     $594      $1,021    $2,212

MID CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                   Long-term capital appreciation

INVESTMENT FOCUS                  Mid-cap common stocks

SHARE PRICE VOLATILITY            Moderate to high

PRINCIPAL INVESTMENT STRATEGY     Attempts to identify companies with above
                                  average growth potential at an attractive price

INVESTOR PROFILE                  Investors who want the value of their
                                  investment to grow and who are willing to accept more volatility for the possibility of higher returns

INVESTMENT STRATEGY OF THE MID CAP VALUE FUND


The Mid Cap Value Fund primarily invests (at least 80% of its net assets) at the time of initial purchase, in common stocks and other equity securities of companies with medium market capitalizations (ranging from $500 million to $10 billion). This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. In selecting investments for the Fund, Steinberg Asset Management, LLC ("Steinberg" or the "Sub-Adviser") focuses on issuers that it believes have above average growth potential at attractive prices. These issuers will generally be U.S. companies, but the Fund may invest to a lesser extent in securities of non-U.S. companies meeting these same criteria. The Fund is "non-diversified," and the Sub-Adviser expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding.


The Sub-Adviser's research of these companies is theme-driven and focuses on companies that are under-researched and are selling for less than their "private transaction value," I.E., the price an acquirer would pay to buy the company in its entirety. The Sub-Adviser evaluates whether a company's underlying business value is likely to protect against long-term capital loss. The Sub-Adviser does not consider current income in selecting investments for the Fund. The Sub-Adviser may sell a security when it exceeds the target market capitalization, a company's return prospects change, or the opportunity for a better investment arises. The Sub-Adviser generally will not sell a security merely due to market appreciation outside the target capitalization range if it believes the company has growth potential.

PRINCIPAL RISKS OF INVESTING IN THE MID CAP VALUE FUND

When the Fund invests in securities of non-U.S. companies, it will be subject to risks not typically associated with investments in U.S. companies. Securities of non-U.S. companies may trade either in domestic markets, in the form of American Depositary Receipts ("ADRs") or otherwise, or in foreign markets. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign companies, especially those in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or, for non-dollar denominated investments, changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund is also subject to the risk that medium capitalization common stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The Fund is a successor to a collective investment fund similarly managed by Steinberg Asset Management, LLC, the Fund's Sub-Adviser. The Fund's predecessor commenced operations on April 3, 2000. The period prior to October 2001, when the Fund began operating as a mutual fund, represents the performance of the collective investment fund. This past performance has been adjusted to reflect current expenses for the Class A Shares of the Fund. The Adviser's collective investment fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.


This bar chart shows changes in the performance of the Fund's Class A Shares from calendar year to calendar year. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


                       2001                       7.85%
                       2002                     -12.62%
                       2003                      35.11%
                       2004                      21.52%
                       2005                      13.12%
                       2006                      16.87%

                    BEST QUARTER              WORST QUARTER
                      18.40%                    (14.78)%
                    (06/30/03)                 (09/30/02)

AVERAGE ANNUAL TOTAL RETURNS - BEFORE TAXES


This table compares the Fund's average annual total returns for the periods ended December 31, 2006 to those of the Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Classification Average.

MID CAP VALUE FUND                                                    1 YEAR     5 YEARS    SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
     CLASS A SHARES                                                  10.17%     12.33%         14.11%(1)
     CLASS B SHARES                                                  10.98%     12.57%(1)      14.27%(1)
     CLASS C SHARES                                                   5.04%     12.84%(1)      14.29%(1)
RUSSELL MIDCAP VALUE INDEX (REFLECTS NO DEDUCTION FOR FEES OR
EXPENSES)                                                            20.22%     15.88%         14.82%(2)
LIPPER MID-CAP VALUE FUNDS CLASSIFICATION AVERAGE (REFLECTS NO
DEDUCTION FOR SALES CHARGES)                                         15.95%     12.76%         11.94%(3)

----------
(1) Class A, Class B and Class C Shares of the Fund were offered beginning October 24, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. Prior to October 12, 2001, the performance shown represents the performance of the Adviser's similarly managed collective investment fund which commenced operations on April 3, 2000. The performance of both the Institutional Class Shares and the collective investment fund has been adjusted to reflect the maximum sales charges and Rule 12b-1 fees applicable to each class of shares of the Fund.
(2)  Index comparisons begin on April 30, 2000.
(3)  Lipper comparisons begin on April 30, 2000.

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON OF BEFORE AND AFTER-TAX RETURNS


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006 TO THOSE OF THE RUSSELL MIDCAP VALUE INDEX AND THE LIPPER MID-CAP VALUE FUNDS CLASSIFICATION AVERAGE.


The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the Adviser's collective investment fund nor is it possible to reflect the tax impact on the collective investment fund's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for Class B and Class C shares will vary.

MID CAP VALUE FUND                                                     1 YEAR     5 YEARS    SINCE INCEPTION
------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
     CLASS A SHARES                                                   10.17%      12.33%        13.57%(1)
     CLASS B SHARES                                                   10.98%      12.57%(1)     13.91%(2)
     CLASS C SHARES                                                    5.04%      12.84%(1)     14.05%(3)
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                              9.24%      11.47%        12.73%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES      7.86%      10.66%        11.79%
RUSSELL MIDCAP VALUE INDEX (REFLECTS NO DEDUCTION FOR FEES,
     EXPENSES, OR TAXES)                                              20.22%      15.88%        17.78%(4)
LIPPER MID-CAP VALUE FUNDS CLASSIFICATION AVERAGE (REFLECTS NO
DEDUCTION FOR SALES CHARGES OR TAXES)                                 15.95%      12.76%        14.59%(5)

----------
(1) Class A Shares of the Fund were offered beginning October 24, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charge and Rule 12b-1 fees applicable to the Fund's Class A Shares.
(2) Class B Shares of the Fund were offered beginning October 24, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charge and Rule 12b-1 fees applicable to the Fund's Class B Shares.
(3) Class C Shares of the Fund were offered beginning October 24, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charges and Rule 12b-1 fees applicable to the Fund's Class C Shares.
(4)  Index comparisons begin on October 31, 2001.
(5)  Lipper comparisons begin on October 31, 2001.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Midcap Value Index measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth ratios.

WHAT IS AN AVERAGE?

An average is a composite of mutual funds with similar goals. The Lipper Mid-Cap Value Funds Classification Average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD CLASS A, B AND C SHARES OF THE FUND.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                     CLASS A       CLASS B        CLASS C
                                                                      SHARES        SHARES         SHARES
----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a
  percentage of offering price)                                       5.75%(1)        None          None
Maximum Deferred Sales Charge (Load) (as a percentage of
  offering price)                                                      None          5.00%(2)      1.00%(3)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
  other Distributions (as a percentage of offering price)              None           None          None
Exchange Fee                                                           None           None          None

----------
(1) This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."
(2) This sales charge is imposed if you sell Class B Shares within one year of your purchase and decreases over time, depending on how long you own your shares. See "Contingent Deferred Sales Charges."
(3) This sales charge will be imposed if shares are sold within one year from the date of purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                 CLASS A SHARES     CLASS B SHARES         CLASS C SHARES
---------------------------------------------------------------------------------------------------------
Investment Advisory Fees                               0.75%             0.75%                0.75%
Distribution and Service (12b-1) Fees                  0.25%             1.00%                1.00%
Other Expenses                                         0.38%             0.38%                0.38%
Acquired Fund Fees and Expenses                        0.00%*            0.00%*               0.00%*
                                                       ----              ----                 ----
Total Annual Fund Operating Expenses**                 1.38%             2.13%                2.13%

----------
*    Represents less than 0.01%.
** The actual total annual Fund operating expenses for the recently completed fiscal year were less than the amount shown above because the Adviser has voluntarily agreed to waive fees and reimburse expenses in order to keep total annual operating expenses for the Mid Cap Value Fund's Class A Shares, Class B Shares, and Class C Shares, from exceeding 1.35%, 2.10% and 2.10%, respectively, of the Fund's average daily net assets. The Adviser may discontinue all or part of its waiver at any time. The Fund's actual total annual operating expenses were as follows:

                Mid Cap Value Fund-- Class A Shares                   1.35%
                Mid Cap Value Fund-- Class B Shares                   2.10%
                Mid Cap Value Fund-- Class C Shares                   2.10%


For more information about these fees, see "Investment Adviser," "Sub-Adviser" and "Distribution of Fund Shares."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
CLASS A SHARES    $707      $987     $1,287    $2,137
CLASS B SHARES    $716      $967     $1,344    $2,462
CLASS C SHARES    $316      $667     $1,144    $2,462


IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
CLASS A SHARES    $707      $987     $1,287    $2,137
CLASS B SHARES    $216      $667     $1,144    $2,462
CLASS C SHARES    $216      $667     $1,144    $2,462

INTERMEDIATE-TERM BOND FUND

FUND SUMMARY

INVESTMENT GOAL                   Current income consistent with limited price
                                  volatility

INVESTMENT FOCUS                  Fixed-income obligations of the U.S. Treasury,
                                  U.S. government agencies and U.S. corporations

SHARE PRICE VOLATILITY            Low

PRINCIPAL INVESTMENT STRATEGY     Investing in a portfolio of U.S. government
                                  and corporate fixed income securities to attempt to maximize returns while minimizing risk

INVESTOR PROFILE                  Conservative investors who want to receive
                                  income with limited risk of share price
                                  volatility

INVESTMENT STRATEGY OF THE INTERMEDIATE-TERM BOND FUND


The Intermediate-Term Bond Fund primarily invests (at least 80% of its net assets) at the time of initial purchase, in fixed income obligations issued by the U.S. Treasury and U.S. government agencies, including mortgage-backed securities rated in one of the top two rating categories, and in U.S. corporate debt rated in one of the top three ratings categories. This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.


The Adviser actively manages the maturity of the Fund and purchases securities which will, on average, mature in three to ten years. The Adviser monitors the Fund's allocation among the Treasury, agency and corporate sectors for large swings caused by market inefficiencies and anticipated shifts in the yield curve. Within the corporate sector, the Adviser focuses on high credit quality and attempts to limit exposure to any one company. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in the duration or sector weighting of the Fund; to realize an aberration in a security's market capitalization; or when the Adviser otherwise deems appropriate.

PRINCIPAL RISKS OF INVESTING IN THE INTERMEDIATE-TERM BOND FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund is also subject to the risk that its investment strategy, which focuses on U.S. government and U.S. corporate fixed-income securities with intermediate maturities, may perform differently than other mutual funds which focus on fixed income securities with longer maturities or invest in other asset classes.

PERFORMANCE INFORMATION

The bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The Fund is a successor to a common trust fund similarly managed by the Adviser. For periods prior to October 2001, when the Fund began operating, the performance quoted reflects performance of the Adviser's similarly managed common trust fund adjusted to reflect fees and expenses of the Fund's Class A Shares. The common trust fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.

This bar chart shows changes in the performance of the Fund's Class A Shares from calendar year to calendar year. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


                     1997                       6.43%
                     1998                       8.37%
                     1999                      -1.72%
                     2000                       7.09%
                     2001                       9.31%
                     2002                      11.74%
                     2003                       3.89%
                     2004                       1.75%
                     2005                       0.33%
                     2006                       3.35%

                  BEST QUARTER                WORST QUARTER
                     5.31%                       (2.54)%
                   (09/30/02)                   (06/30/04)


AVERAGE ANNUAL TOTAL RETURNS - BEFORE TAXES


This table compares the Fund's average annual total returns for the periods ended December 31, 2006 to those of the Lehman Intermediate Government/Credit Index and the Lipper Intermediate Investment Grade Debt Funds Average.

INTERMEDIATE-TERM BOND FUND                                          1 YEAR     5 YEARS       10 YEARS
------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
     CLASS A SHARES                                                   (1.33)%      3.19%      4.49%(1)
     CLASS B SHARES                                                   (1.78)%      3.11%      4.25%(2)
LEHMAN INTERMEDIATE GOVERNMENTAL/CREDIT INDEX (REFLECTS NO
     DEDUCTION FOR FEES OR EXPENSES)                                   4.07%       4.53%      5.81%
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE (REFLECTS
     NO DEDUCTION FOR SALES CHARGES)                                   4.06%       4.53%      5.52%

----------
(1) Class A Shares of the Fund were offered beginning November 19, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. Prior to October 12, 2001, the performance shown represents the performance of the Adviser's similarly managed common trust fund. The performance of both the Institutional Class Shares and the common trust fund has been adjusted to reflect the maximum sales charge and 12b-1 applicable to the Fund's Class A Shares.
(2) Class B Shares of the Fund were offered beginning November 7, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. Prior to October 12, 2001, the performance shown represents the performance of the Adviser's similarly managed common trust fund. The performance of both the Institutional Class Shares and the common trust fund has been adjusted to reflect the maximum sales charge and 12b-1 fees applicable to the Fund's Class B Shares.

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON OF BEFORE AND AFTER-TAX RETURNS


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2006 TO THOSE OF THE LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE.


The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the Adviser's common trust fund nor is it possible to reflect the tax impact on the common trust fund's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares. After-tax returns for Class B shares will vary.


INTERMEDIATE-TERM BOND FUND                                          1 YEAR     5 YEARS   SINCE INCEPTION
---------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
     CLASS A SHARES                                                  (1.33)%      3.19%         3.02%(1)
     CLASS B SHARES                                                  (1.78)%      3.11%         2.62%(2)
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                            (2.50)%      1.75%         1.55%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES    (0.88)%      1.93%         1.76%
LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX (REFLECTS NO
     DEDUCTION FOR FEES, EXPENSES, OR TAXES)                          4.07%       4.53%         4.34%(3)
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE (REFLECTS
     NO DEDUCTION FOR SALES CHARGES OR TAXES)                         4.06%       4.53%         4.26%(4)

----------
(1) Class A Shares of the Fund were offered beginning November 19, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charge and Rule 12b-1 fees applicable to the Fund's Class A Shares.
(2) Class B Shares of the Fund were offered beginning November 7, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares, which were offered beginning October 12, 2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charge and Rule 12b-1 fees applicable to the Fund's Class B Shares.
(3)  Index comparison begins November 30, 2001.
(4)  Lipper comparison begins November 30, 2001.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Intermediate Government/Credit Index is a market value-weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years.

WHAT IS AN AVERAGE?

An average is a composite of mutual funds with similar investment goals. The Lipper Intermediate Investment Grade Debt Funds Average consists of funds that invest primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD CLASS A AND B SHARES OF THE FUND.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                               CLASS A SHARES  CLASS B SHARES
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
  offering price)                                                                 4.50%(1)         None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)           None           5.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
  Distributions (as a percentage of offering price)                                None            None
Exchange Fee                                                                       None            None

----------
(1) This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."
(2) This sales charge is imposed if you sell Class B Shares within one year of your purchase and decreases over time, depending on how long you own your shares. See "Contingent Deferred Sales Charges."

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                                                  CLASS A SHARES         CLASS B SHARES
---------------------------------------------------------------------------------------
Investment Advisory Fees                              0.45%                   0.45%
Distribution and Service (12b-1) Fees                 0.25%                   1.00%
Other Expenses                                        0.26%                   0.26%
                                                      ----                    ----
Total Annual Fund Operating Expenses*                 0.96%                   1.71%

* The total annual Fund operating expenses in this table are different from those used in the financial highlights table due to a reimbursement to the Fund of 12b-1 fees charged in excess of the fees reflected above during the most recently completed fiscal year.

For more information about these fees, see "Investment Adviser," and "Distribution of Fund Shares."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
CLASS A SHARES     $544     $742       $957     $1,575
CLASS B SHARES     $674     $839     $1,128     $2,019


IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
CLASS A SHARES     $544     $742       $957     $1,575
CLASS B SHARES     $174     $539       $928     $2,019

GEORGIA MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                   Current income exempt from both federal and
                                  Georgia state income taxes, consistent with preservation of capital

INVESTMENT FOCUS                  Tax-free Georgia municipal securities

SHARE PRICE VOLATILITY            Medium

PRINCIPAL INVESTMENT STRATEGY     Invest in municipal obligations which pay
                                  interest that is exempt from both federal and Georgia state income tax

INVESTOR PROFILE                  Conservative taxable investors who want to
                                  receive current income exempt from federal and Georgia state income tax and are willing to bear the moderate risk of investing in a portfolio of intermediate-term securities affected by changes in economic conditions and governmental policies within Georgia

INVESTMENT STRATEGY OF THE GEORGIA MUNICIPAL BOND FUND


The Georgia Municipal Bond Fund primarily invests (at least 80% of its net assets) at the time of initial purchase, in municipal securities that generate income exempt from federal and Georgia state income taxes. This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. These securities include securities of municipal issuers located in Georgia, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Adviser will purchase investment grade municipal securities in an attempt to maintain an average weighted portfolio maturity of three to ten years, as determined by market conditions. As a core, general obligation, revenue, school, housing and development and insured municipal bonds are represented. The Adviser considers the relative yield, maturity and availability of various types of municipal bonds and the general economic outlook in determining whether to over- or under-weight a specific type of municipal bond in the Fund's portfolio. Duration adjustments are made relative to the Lehman 7 Year Municipal Bond Index. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in duration or sector weighting of the Fund; to realize an aberration in a security's valuation; or when the Adviser otherwise deems appropriate.


PRINCIPAL RISKS OF INVESTING IN THE GEORGIA MUNICIPAL BOND FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund's concentration of investments in securities of issuers located in Georgia subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Georgia obligations than a mutual fund that does not have as great a concentration in Georgia.

The Fund is also subject to the risk that Georgia municipal debt securities may underperform other segments of the fixed-income market or the fixed-income market as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The Fund is a successor to a common trust fund similarly managed by the Adviser. For periods prior to October 2001, when the Fund began operating as a mutual fund, the performance quoted reflects performance of the Adviser's similarly managed common trust fund adjusted to reflect fees and expenses of the Fund's Class A Shares. The common trust fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.


This bar chart shows changes in the performance of the Fund's Class A Shares from calendar year to calendar year. The chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


                          1997                       5.16%
                          1998                       4.43%
                          1999                      -1.47%
                          2000                       7.75%
                          2001                       3.56%
                          2002                       9.05%
                          2003                       4.07%
                          2004                       1.93%
                          2005                       0.76%
                          2006                       2.56%

                       BEST QUARTER               WORST QUARTER
                          4.58%                      (2.55)%
                        (09/30/02)                  (06/30/04)

AVERAGE ANNUAL TOTAL RETURNS - BEFORE TAXES


This table compares the Fund's average annual total returns for the periods ended December 31, 2006 to those of the Lehman 7 Year Municipal Bond Index and the Lipper Other States Intermediate Municipal Debt Funds Average.

GEORGIA MUNICIPAL  BOND FUND                                           1 YEAR     5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
     CLASS A SHARES                                                    2.56%      3.63%       3.74%(1)
LEHMAN 7 YEAR MUNICIPAL BOND INDEX (REFLECTS NO DEDUCTION FOR          1.72%      5.13%       5.26%
     FEES OR EXPENSES)
LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE          1.45%      4.03%       4.16%
     (REFLECTS NO DEDUCTION FOR SALES CHARGES)

----------
(1) Class A Shares of the Fund were offered beginning December 21, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares of the Fund, which were offered beginning October 12, 2001. Prior to October 12, 2001, the performance shown represents the performance of the Adviser's similarly managed common trust fund. The performance of both the Institutional Class Shares and the common trust fund has been adjusted to reflect the maximum sales charge and 12b-1 fees applicable to the Fund's Class A Shares.

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON OF BEFORE AND AFTER-TAX RETURNS


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006 TO THOSE OF THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX AND THE LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE.


The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the Adviser's common trust fund nor is it possible to reflect the tax impact on the common trust fund's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


GEORGIA MUNICIPAL BOND FUND - CLASS A SHARES                          1 YEAR       5 YEARS   SINCE INCEPTION
------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES                                              2.56%         3.63%        3.64%(1)
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                             (2.31)%        2.50%        2.52%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES     (0.51)%        2.62%        2.63%
LEHMAN 7 YEAR MUNICIPAL BOND INDEX (REFLECTS NO DEDUCTION FOR
     FEES, EXPENSES, OR TAXES)                                         3.99%         4.89%        4.89%(2)
LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE
     (REFLECTS NO DEDUCTION FOR SALES CHARGES OR TAXES)                3.33%         3.88%        3.39%(3)

----------
(1) Class A Shares of the Fund were offered beginning December 21, 2001. The performance information shown prior to that date represents performance of the Institutional Class Shares, which were offered beginning October 12,

     2001. The performance of the Institutional Class Shares has been adjusted to reflect the maximum sales charge and Rule 12b-1 fees applicable to the Fund's Class A Shares.
(2)  Index comparisons begin on December 31, 2001.
(3)  Lipper comparisons begin on December 31, 2001.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman 7 Year Municipal Bond Index is an unmanaged index of investment-grade municipal bonds with a maturity range of four to six years. The index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax.

WHAT IS AN AVERAGE?

An average is a composite of mutual funds with similar investment goals. The Lipper Other States Intermediate Municipal Debt Funds Average consists of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD CLASS A SHARES OF THE FUND.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                      CLASS A SHARES
-----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
  price)                                                                                    4.50%(1)
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)                    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other
  Distributions (as a percentage of offering price)                                         None
Exchange Fee                                                                                None

----------
(1) This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)


                                                 CLASS A SHARES
---------------------------------------------------------------
Investment Advisory Fees                              0.45%
Distribution and Service (12b-1) Fees                 0.25%
Other Expenses                                        0.43%
Acquired Fund Fees and Expenses                       0.01%
                                                      -----
Total Annual Fund Operating Expenses*                 1.14%
----------
* The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section of this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.


For more information about these fees, see "Investment Adviser," and "Distribution of Fund Shares."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
CLASS A SHARES    $561     $796     $1,049     $1,774

MORE INFORMATION ABOUT RISK

EQUITY RISK-- Equity securities include publicly and privately       Large Cap Core Equity Fund
issued equity securities, common and preferred stocks, warrants,     Mid Cap Value Fund
rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices.  Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time.  The value of securities convertible into equity securities, such as warrants or
convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.
Fluctuations in the value of equity securities in which a Fund invests will cause the Fund's net asset value to fluctuate.  An investment in a portfolio of equity securities may be more
suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK-- The market values of fixed income investments    Intermediate-Term Bond Fund
change in response to interest rate changes and other factors.       Georgia Municipal Bond Fund
During periods of falling interest rates, the values of
outstanding fixed income securities generally rise.  Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer-maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.  In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

     CALL RISK -- During periods of falling interest rates,          Intermediate-Term Bond Fund
     certain debt obligations with high interest rates may be        Georgia Municipal Bond Fund
     prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

     CREDIT RISK -- The possibility that an issuer will be  unable   Intermediate-Term Bond Fund
     to make timely payments of either principal or interest.        Georgia Municipal Bond Fund

     EVENT RISK -- Securities may suffer declines in credit          Intermediate-Term Bond Fund
     quality and market value due to issuer restructurings or        Georgia Municipal Bond Fund
     other factors. This risk should be reduced because of the
     Funds' multiple holdings.

     MORTGAGE-BACKED SECURITIES RISK-- Mortgage-backed securities    Intermediate-Term Bond Fund
     are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual
     maturity date or average life of a mortgage-backed security.
     Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the
     security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed
     securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

     MUNICIPAL ISSUER RISK - There may be economic or political      Georgia Municipal Bond Fund
     changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal
     securities. Changes to the financial condition or credit
     rating of municipal issuers may also adversely affect the
     value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may
     result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes. In addition, the
     Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse
     political or economic developments affecting that state. The
     Fund may also be riskier than mutual funds that buy securities of issuers in numerous states.

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the principal investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These secondary investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information ("SAI").

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS


The Funds generally publish a complete list of their portfolio holdings on a monthly basis, as of the end of the previous month. For example, each Fund's investments as of the end of January would ordinarily be published at the end of February. Each Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/SYNOVUS. The information will generally remain available until replaced by new portfolio holdings information as described above. The Funds' investment adviser may exclude any portion of each Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Funds' Statement of Additional Information for a full description of the policies and procedures that govern disclosure of each Fund's portfolio holdings.

INVESTMENT ADVISER


Synovus Investment Advisors, Inc. makes investment decisions for each of the Funds, other than the Mid Cap Value Fund, and continuously reviews, supervises and administers the Funds' respective investment programs. The Adviser oversees the Sub-Adviser for the Mid Cap Value Fund to ensure compliance with that Fund's investment policies and guidelines, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the fees it receives (described below). The Board of Trustees of The Advisors' Inner Circle Fund (the "Board") supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

SIA is a subsidiary of Synovus Financial Corp. ("Synovus") and was formed primarily to provide asset management services to the Funds and other clients of Synovus. As of December 31, 2006, SIA managed approximately $5.8 billion in assets. Synovus Trust Company is a wholly owned subsidiary of Columbus Bank & Trust, the lead bank of Synovus and, through its asset management group, has provided investment advisory and wealth management services to its customers since 1888. Synovus is a diverse financial services company with a tradition of serving clients for over a century. Synovus is based in Columbus, Georgia and operates banks serving communities in Georgia, Alabama, Florida, South Carolina and Tennessee. Synovus is a publicly held company trading on the New York Stock Exchange. For the fiscal year ended October 31, 2006, the Adviser received advisory fees (after waivers) as a percentage of average daily net assets of:

     LARGE CAP CORE EQUITY FUND                      0.60%
     MID CAP VALUE FUND                              0.72%
     INTERMEDIATE-TERM BOND FUND                     0.45%
     GEORGIA MUNICIPAL BOND FUND                     0.45%

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement is available in the Funds' Annual Report dated October 31, 2006.


ADDITIONAL COMPENSATION


Synovus and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust or agency accounts that invest in the Funds. Synovus may also receive compensation for acting as the Funds' investment adviser in cases where the compensation is not duplicative of the compensation those accounts pay for fiduciary and non-fiduciary services. Synovus and its affiliates may also receive compensation in connection with the following:


SALES CHARGES AND DISTRIBUTION AND SERVICING (12B-1) FEES

Brokerage firms affiliated with Synovus, including Synovus Securities, Inc., acting as dealer in connection with the sale of Retail Shares (Class A, B or C) of the Funds, are entitled to receive a commission of up to the entire amount of the sales charge. In addition, to the extent that Retail Shares are held through Synovus or any of its affiliates providing custodial, brokerage or investment-related services, including Synovus Securities, Inc., those entities may receive the distribution and/or servicing fees, payable from the Fund's assets, applicable to that class of shares. Synovus Securities, Inc. is a wholly owned brokerage subsidiary of Synovus.

BROKERAGE TRANSACTIONS

When purchasing and selling portfolio securities for the Funds, SIA, as the Funds' investment adviser, may place trades through its affiliates providing brokerage services, including Synovus Securities, Inc., consistent with its best execution obligations and the Funds' affiliated brokerage procedures. These brokerage affiliates will generally earn commissions on these transactions. For more information on the Funds' brokerage practices, please refer to the SAI. Synovus Securities, Inc. is a wholly-owned brokerage subsidiary of Synovus.

PORTFOLIO MANAGERS

SIA manages the Funds using a team of investment professionals. No one person is primarily responsible for making investment recommendations to the team. The SAI provides additional information about the portfolio managers' compensation, other acounts managed, and ownership of Fund shares.


Megan L. Busby, CFA, is a Vice President and Senior Portfolio Manager with over 19 years of investment experience. Ms. Busby co-manages the Intermediate-Term Bond and Georgia Municipal Bond Funds. She holds an undergraduate degree from the Georgia Institute of Technology, an MBA from Georgia State University, and has been a Chartered Financial Analyst since 1990. She joined the Synovus Asset Management team in 1987.

John Gross, CFA, is a Vice President and Senior Portfolio Manager with over 25 years of investment management experience. Mr. Gross co-manages the Large Cap Core Equity Fund. He graduated from the University of Missouri with a BA, the University of Nebraska with an MA, and the University of West Florida with an MBA. He joined the Synovus Asset Management team in 2000 as a Senior Portfolio Manager responsible for the Florida market. Before joining Synovus, Mr. Gross spent 17 years as a Vice President and Portfolio Manager at Citizens & Peoples Bank, which was ultimately acquired by Bank of America.

Neal Price is a Vice President and Senior Portfolio Manager with over 20 years of investment experience. Mr. Price co-manages the Large Cap Core Equity, Intermediate-Term Bond, and Georgia Municipal Bond Funds. Mr. Price holds an MBA from Samford University, where he graduated with honors and received the Graduate Award for Outstanding Achievement. He earned a BS at the University of South Carolina. Mr. Price worked for Compass Bancshares from 1993 until he joined the Synovus Asset Management team in 1998. He is a member of the National Honor Society for Business and the Alabama Security Dealers Association.


Nathan Love is a Portfolio Manager who has been with Synovus since 1998. Mr. Love co-manages the Large Cap Core Equity, the Intermediate-Term Bond and Georgia Municipal Bond Funds. He earned a BS degree at the Citadel, the Military College of South Carolina and is a graduate of Cannon Financial Institute.

Matthew D. Weatherly is a Portfolio Manager. Mr. Weatherly co-manages the Large Cap Core Equity, Intermediate-Term Bond and Georgia Municipal Bond Funds. He earned a BS degree in Finance from Birmingham Southern College and earned his MBA in International Finance from the University of South Carolina in 2000. He joined the Synovus Asset Management team in 2000.

SUB-ADVISER


Steinberg Asset Management, LLC, 12 East 49th Street, Suite 1202, New York, NY 10017-1028, serves as the Sub-Adviser for the Mid Cap Value Fund on a day-to-day basis. Steinberg uses a team investment process to select, buy and sell securities for the Fund under the supervision of the Adviser and the Board. Steinberg was founded in 1982 and since then has provided asset management services for institutional and high net worth clients. As of December 31, 2006, Steinberg had approximately $2.35 billion of assets under management.


Michael A. Steinberg is the Managing Member and Portfolio Manager/Analyst at Steinberg. Mr. Steinberg oversees the firm's investment process and is the primary manager of the Mid Cap Value Fund. Before forming Steinberg in 1982, Mr. Steinberg spent five years as a partner at Sloate Weisman Murray & Steinberg, a money management and brokerage firm. That association followed almost ten years as a securities analyst, portfolio strategist, and money manager with Loeb Rhoades, which he joined after receiving an MBA from the University of California at Berkeley.


William Auslander is a Managing Director and Portfolio Manager/Analyst at Steinberg with over 22 years of investment management experience. Mr. Auslander co-manages the Mid Cap Value Fund. He earned a MBA from Columbia University and a BA from the University of Wisconsin. He joined Steinberg in 2006.

A discussion regarding the basis for the Board's approval of the Mid Cap Value Fund's sub-investment advisory agreement is available in the Funds' Annual Report dated October 31, 2006.


YOUR ACCOUNT


HOW TO CONTACT THE SYNOVUS FUNDS


WRITE TO US AT:
Synovus Funds
P.O. Box 446
Portland, Maine 04112

OVERNIGHT ADDRESS:
Synovus Funds
Two Portland Square
Portland, Maine 04101

TELEPHONE US AT:
(866) 330-1111


WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
Citibank NA
New York, New York
ABA #021000089
For Credit to: Citigroup Fund Services, LLC
Account #30576692
Fund Name
Account Registration
Account Number

GENERAL INFORMATION


You may purchase or sell (redeem) the Funds' shares at the net asset value of a share ("NAV") plus any applicable sales charge (or minus any applicable sales charge in the case of redemptions) next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 25 through 33). For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m., Eastern Time, your transaction will be priced at the next business day's NAV plus the applicable sales charge. The Funds cannot accept orders that request a particular day or price for the transaction or any other special conditions.


THE FUNDS DO NOT ISSUE SHARE CERTIFICATES.

If you purchase shares directly from the Funds, you will receive periodic statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.

The Funds reserve the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

You may also buy or sell shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class A, Class B, and Class C Shares of the Funds.

The classes have different expenses and other characteristics.

              CLASS A SHARES
o        FRONT-END SALES CHARGE
o        12B-1 FEES
o        $2,500 MINIMUM INITIAL INVESTMENT

              CLASS B SHARES
o        CONTINGENT DEFERRED SALES CHARGE
o        HIGHER 12B-1 FEES
o        $2,500 MINIMUM INITIAL INVESTMENT
o        CONVERT TO CLASS A SHARES AFTER 8 YEARS

              CLASS C SHARES
o        CONTINGENT DEFERRED SALES CHARGES
o        HIGHER 12B-1 FEES
o        $2,500 MINIMUM INITIAL INVESTMENT

For some investors the minimum initial investment may be lower.

Shares are for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

You may purchase shares directly by:
o        Mail
o        Telephone
o        Wire
o        Direct Deposit, or
o        Automated Clearing House (ACH).

To purchase shares directly from us, complete and send in an account application. If you need an application or have questions, please call 1-866-330-1111. To establish an IRA account, please contact your Synovus financial representative.

Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

HOW TO MAKE PAYMENTS

All investments must be in U.S. dollars and checks must be drawn on U.S. financial institutions and made payable to "Synovus Funds."

CHECKS. For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Synovus Funds" or to one or more owners of the account and endorsed to "Synovus Funds." For all other accounts, the check must be made payable on its face to "Synovus Funds." No other method of check payment is acceptable (for instance, you may not pay by traveler's check, credit card check, or third party check).

ACH. Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks.

WIRES. Instruct your financial institution to make a federal funds wire payment to us. Your financial institution may charge you a fee for this service.

ACCOUNT REQUIREMENTS

                         TYPE OF ACCOUNT AND REQUIREMENT

INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS

Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners.

     o Instructions must be signed by all persons required to sign exactly as their names appear on the account.

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
These custodial accounts provide a way to give money to a child and obtain tax benefits.
     o Depending on state laws, you can set up a custodial account under the UGMA or the UTMA.
     o The custodian must sign instructions in a manner indicating custodial capacity.

BUSINESS ENTITIES
     o    Submit a Corporate/Organization Resolution form or similar document.

TRUSTS
     o    The trust must be established before an account can be opened.
     o Provide a certified trust document, or the pages from the trust document, that identify the trustees.

INVESTMENT PROCEDURES

HOW TO OPEN AN ACCOUNT

BY CHECK
o    Call or write us for an account application (and
          Corporate/Organization Resolution form, if applicable)
o    Complete the application (and resolution form)
o    Mail us your application (and resolution form) and a check

BY WIRE
o Call or write us for an account application (and Corporate/Organization Resolution form, if applicable)
o    Complete the application (and resolution form)
o Call us to fax the completed application (and resolution form) and we will assign you an account number
o    Mail us your original application (and resolution form)
o    Instruct your financial institution to wire your money to us

BY ACH PAYMENT
o    Call or write us for an account application
o    Complete the application (and resolution form)
o Call us to fax the completed application (and resolution form) and we will assign you an account number
o    Mail us your original application (and resolution form)
o We can electronically debit your purchase proceeds from your selected account

HOW TO ADD TO YOUR ACCOUNT

BY CHECK
o    Fill out an investment slip from a confirmation or write us a letter
o    Write your account number on your check
o    Mail us the slip (or your letter) and the check

BY WIRE
o    Call to notify us of your incoming wire
o    Instruct your financial institution to wire your money to us

BY SYSTEMATIC INVESTMENT
o    Complete the systematic investment section of the application
o    Attach a voided check to your application
o    Mail us the completed application and voided check

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange ("NYSE") and the Federal Reserve are open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

The Fund accepts checks and ACH transfers at full value subject to collection. If the Funds do not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

The price per share (the "offering price") will be the net asset value ("NAV") per share next determined after a Fund receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge.

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the NAV on any given day, the Funds must receive your order in good form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. If the NYSE closes early - such as on days in advance of certain generally observed holidays
- the Funds will calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.


HOW THE FUND CALCULATES NAV


NAV for one Fund share is the value of that share's portion of the net assets of the Fund.


In calculating NAV, the Funds generally value their investment portfolio at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


Although the Large Cap Core Equity Fund and Mid Cap Value Fund invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Funds would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the Intermediate-Term Bond Fund and Georgia Municipal Bond Fund use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest at least $2,500 ($500 for an IRA or other tax-qualified account) in any Fund.

Your subsequent investments in any Fund must be made in amounts of at least $10 ($50 for an IRA or other tax-qualified account), but you may not invest more than $250,000 in Class B Shares or $1,000,000 in Class C Shares in a single transaction.

A Fund may accept investments of smaller amounts for any class of shares at its discretion.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per month.

SALES CHARGES

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price for Class A Shares varies, depending on the amount of your investment:

                                                                YOUR SALES CHARGE AS A  YOUR SALES CHARGE AS A
                                                                      PERCENTAGE              PERCENTAGE
    CLASS A SHARES                      IF YOUR INVESTMENT IS:     OF OFFERING PRICE     OF YOUR NET INVESTMENT
  -------------------------------- ---------------------------- ---------------------- ------------------------
  LARGE CAP CORE EQUITY FUND       LESS THAN $50,000                    5.75%                   6.10%
  MID CAP VALUE FUND               $50,000 BUT LESS THAN                4.50%                   4.71%
                                   $100,000
                                   $100,000 BUT LESS THAN               3.50%                   3.63%
                                   $250,000
                                   $250,000 BUT LESS THAN               2.60%                   2.67%
                                   $500,000
                                   $500,000 BUT LESS THAN               2.00%                   2.04%
                                   $1,000,000
                                   $1,000,000 AND OVER(1)               None                    None

                                                                YOUR SALES CHARGE AS A  YOUR SALES CHARGE AS A
                                                                      PERCENTAGE              PERCENTAGE
    CLASS A SHARES                      IF YOUR INVESTMENT IS:     OF OFFERING PRICE     OF YOUR NET INVESTMENT
  -------------------------------- ---------------------------- ---------------------- ------------------------
  INTERMEDIATE-TERM BOND FUND      LESS THAN $50,000                      4.50%                 4.71%
  GEORGIA MUNICIPAL BOND FUND      $50,000 BUT LESS THAN                  4.00%                 4.17%
                                   $100,000
                                   $100,000 BUT LESS THAN                 3.50%                 3.63%
                                   $250,000
                                   $250,000 BUT LESS THAN                 2.50%                 2.56%
                                   $500,000
                                   $500,000 BUT LESS THAN                 2.00%                 2.04%
                                   $1,000,000
                                   $1,000,000 AND OVER(1)                 None                  None

----------
(1) Even though you do not pay a sales charge on purchases of $1,000,000 or more of Class A Shares, Synovus may pay dealers a 1.00% commission for these transactions.

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. See "Reduced Sales Charges" on the following page.

WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

o    through reinvestment of dividends and distributions;
o    through a Synovus asset allocation account;
o by persons repurchasing shares they redeemed within the last 90 days (see Repurchase of Class A Shares);
o by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 90 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;
o by employees, and members of their immediate family, of Synovus and its affiliates;
o    by employees and retirees of the Administrator or Distributor;
o    by Trustees and officers of The Advisors' Inner Circle Fund;
o by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts ("IRAs") previously with Synovus;
o by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with Synovus acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

REDUCED SALES CHARGES -- CLASS A SHARES

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, a Fund or its agent may request account statements if it is unable to verify your account information.

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Fund will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of Class A Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the

90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of Class A Shares at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, a Fund will combine same-day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

INDIVIDUALS
o an individual, his or her spouse, or children residing in the same household,
o    any trust established exclusively for the benefit of an individual,

TRUSTEES AND FIDUCIARIES
o a trustee or fiduciary purchasing for a single trust, estate or fiduciary account, and

OTHER GROUPS
o any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of a Fund held in all accounts (E.G., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

CONTINGENT DEFERRED SALES CHARGES (CDSC)-- CLASS B SHARES AND CLASS C SHARES

You do not pay a sales charge when you purchase Class B Shares and Class C Shares. The offering price of Class B and Class C Shares is simply the next calculated NAV. But if you sell your Class B Shares within six years after your purchase, you will pay a contingent deferred sales charge as described in the table below for either (1) the NAV of the shares at the time of purchase or (2) the NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a deferred sales charge on any increase in your investment above the initial offering price. This sales charge does not apply to exchanges of Class B Shares of one Fund for Class B Shares of another Fund. Similarly, if you sell Class C Shares within one year after your purchase, you will pay a CDSC of 1.00% for the NAV of shares at the time of purchase.

                                       CONTINGENT DEFERRED SALES CHARGE AS A PERCENTAGE
   YEAR SINCE PURCHASE             OF DOLLAR AMOUNT SUBJECT TO CHARGE - CLASS B SHARES ONLY
  -----------------------------------------------------------------------------------------
  First                                                       5.00%
  Second                                                      4.00%
  Third                                                       3.00%
  Fourth                                                      3.00%
  Fifth                                                       2.00%
  Sixth                                                       1.00%
  Seventh                                                     None
  Eighth                                                      None

The contingent deferred sales charge will be waived if you sell your Class B Shares for the following reasons:
o    to make certain withdrawals from a qualified retirement plan; or
o    because of death or disability.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser or the Distributor, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodgings, and gifts that do not exceed $100 per year, per individual.

Information about sales charges is not available on the Funds' website as the Funds do not have a website.

HOW TO SELL YOUR FUND SHARES

The Fund processes redemption orders promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds for up to 15 calendar days.

                      HOW TO SELL SHARES FROM YOUR ACCOUNT

BY MAIL
o    Prepare a written request including:
     o    Your name(s) and signature(s)
     o    Your account number
     o    The Fund name
     o    The dollar amount or number of shares you want to sell
     o    How and where to send the redemption proceeds
o    Obtain a signature guarantee (if required)
o    Obtain other documentation (if required)
o    Mail us your request and documentation

BY WIRE
o Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemptions on your account application
o Make your request by telephone (unless you declined telephone redemption privileges on your account application) (See "By Telephone"), or
o    Mail us your request (See "By Mail")

BY TELEPHONE
o Make your request by telephone (unless you declined telephone redemption privileges on your account application)
o    Provide the following information:
     o    Your account number
     o    Exact name(s) in which the account is registered
     o    Additional form of identification
     o    Redemption proceeds will be:
     o    Mailed to you or
     o Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")

SYSTEMATICALLY
o    Complete the systematic withdrawal section of the application
o    Attach a voided check to your application
o    Mail us your completed application

TELEPHONE REDEMPTION PRIVILEGES

You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

WIRE REDEMPTION PRIVILEGES

You may redeem your shares and have the proceeds wired to you if you provided correct wiring instruction and you did not decline telephone redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $500 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

SIGNATURE GUARANTEE REQUIREMENTS

To protect you and the Funds against fraud, certain redemption options require a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

o    Written requests to redeem $50,000 or more
o    Changes to a shareholder's record name
o Redemptions from an account for which the address or account registration has changed within the last 30 days
o Sending redemption and distribution proceeds to any person, address or financial institution account not on record
o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
o Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account

The transfer agent reserves the right to require a signature guarantee(s) on all redemptions.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by a Fund.


RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after they receive your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).


REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In the event shares are redeemed in kind, investors will generally bear market risks until the securities are converted into cash.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $2,500, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

LOST ACCOUNTS

The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the transfer agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

HOW TO EXCHANGE YOUR SHARES

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."


You may exchange Class A, B or C Shares of any Fund for the same class of shares of any other Fund. You may exchange your shares on any Business Day by contacting the Funds directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $100.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.


When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (E.G., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales, charge there is no incremental sales charge for the exchange.

YOU MAY MAKE EXCHANGES ONLY BETWEEN IDENTICALLY REGISTERED ACCOUNTS (NAME(S), ADDRESS AND TAXPAYER ID NUMBER). YOU MAY EXCHANGE YOUR SHARES BY MAIL OR

TELEPHONE, UNLESS YOU DECLINED TELEPHONE EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION. YOU MAY BE RESPONSIBLE FOR ANY UNAUTHORIZED TELEPHONE ORDER AS LONG AS THE TRANSFER AGENT TAKES REASONABLE MEASURES TO VERIFY THAT THE ORDER IS GENUINE.

HOW TO EXCHANGE

BY MAIL
o    Prepare a written request including:
     o    Your name(s) and signature(s)
     o    Your account number
     o    The names of each fund you are exchanging
     o    The dollar amount or number of shares you want to sell (and exchange)
o Open a new account and complete an account application if you are requesting different shareholder privileges
o    Obtain a signature guarantee (if required)
o    Mail us your request and documentation

BY TELEPHONE
o Make your request by telephone (unless you declined telephone exchange privileges on your account application)
o    Provide the following information:
     o    Your account number
     o    Exact name(s) in which account is registered
     o    Additional form of identification

TELEPHONE EXCHANGE PRIVILEGES

You may exchange your shares by telephone unless you declined telephone exchange privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan that allows Class A, B and C Shares of the Funds to pay distribution and service fees for the sale and distribution of shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Distribution fees, as a maximum annual percentage of average daily net assets, are as follows:


Class A              0.25%
Class B              1.00%
Class C              1.00%

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of each Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring each Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Mid Cap Value Fund invests in mid cap securities that often may trade in lower volumes, frequent trading by certain shareholders may dilute the value of Fund shares held by other shareholders. In addition, because frequent trading may cause the Fund to attempt to maintain higher cash positions, changes to the Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Fund.


The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:


     o Shareholders are restricted from making more than one (1) "round trip" a month into or out of each Fund per calendar year. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund. Shareholders are also restricted from making more than one (1) exchange a month (from one Fund to another Fund) and no more than 12 exchanges per calendar year. If a shareholder exceeds these amounts, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders.

     o Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser or Sub-Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions and automatic rebalancing through the Adviser's asset allocation program(s) are exempt from these policies.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds and their service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Funds. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

However, each Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If a Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares dividends and distributes its net investment income as follows:

Large Cap Core Equity Fund                     Declared and paid monthly
Mid Cap Value Fund                             Declared and paid annually
Intermediate-Term Bond Fund                    Declared daily and paid monthly
Georgia Municipal Bond Fund                    Declared daily and paid monthly

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.


Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund, whether in cash or reinvested in additional shares of the Fund may be taxable whether or not you reinvest them. Income distributions (including net short-term capital gains), other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes an exchange of Fund shares for shares of another Synovus Fund is treated the same as a sale. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.


The Georgia Municipal Bond Fund intends to distribute income that is exempt from both federal and Georgia state taxes. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Any capital gains distributed by the Fund may be taxable.

The Intermediate-Term Bond Fund expects to distribute primarily ordinary income dividends.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Institutional Class Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal year ended October 31, 2006 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm of the Funds. The information for prior years has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the Annual Report of the Funds, which is available upon request by calling the Funds at 1-866-330-1111.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEARS OR PERIODS ENDED OCTOBER 31,



                                   REALIZED
              NET                  AND                                                             NET                    RATIO OF
              ASSET                UNREALIZED            DISTRIBUTIONS DISTRIBUTIONS               ASSET          NET     EXPENSES
              VALUE     NET        GAINS                 FROM          FROM          TOTAL         VALUE          ASSETS, TO
              BEGINNING INVESTMENT (LOSSES)   TOTAL      NET           REALIZED      DIVIDENDS     END            END OF  AVERAGE
              OF        INCOME     ON         FROM       INVESTMENT    CAPITAL       AND           OF     TOTAL   PERIOD  NET
              PERIOD    (LOSS)     SECURITIES OPERATIONS INCOME        GAINS         DISTRIBUTIONS PERIOD RETURN+ (000)   ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LARGE CAP
CORE EQUITY
FUND
CLASS A
2006++           $10.23      $0.07      $1.09      $1.16        $(0.07)         $ --        $(0.07)$11.32   11.38% $2,838     1.14%
2005++             9.63       0.10^      0.59       0.69         (0.09)           --         (0.09) 10.23    7.22   4,204     1.11
2004               9.36       0.05       0.27       0.32         (0.05)           --         (0.05)  9.63    3.37   8,901     1.08
2003               8.09       0.05       1.27       1.32         (0.05)           --         (0.05)  9.36   16.43   6,567     1.11
2002               9.82       0.04      (1.73)     (1.69)        (0.04)           --         (0.04)  8.09  (17.22)  1,855     1.08
CLASS B
2006++           $10.11      $0.03      $1.09      $1.12        $(0.03)         $ --        $(0.03)$11.20   11.07% $1,149     1.50%
2005++             9.54       0.02^      0.60       0.62         (0.05)           --         (0.05) 10.11    6.46   1,335     1.86
2004               9.32      (0.02)      0.25       0.23         (0.01)           --         (0.01)  9.54    2.49   1,588     1.83
2003               8.07      (0.01)      1.28       1.27         (0.02)           --         (0.02)  9.32   15.75   1,276     1.86
2002               9.83         --      (1.74)     (1.74)        (0.02)           --         (0.02)  8.07  (17.75)    735     1.84
CLASS C
2006++           $10.11     $(0.01)     $1.08      $1.07        $(0.03)         $ --        $(0.03)$11.15   10.57% $2,156     1.89%
2005++             9.55       0.02^      0.58       0.60         (0.04)           --         (0.04) 10.11    6.34   2,671     1.86
2004               9.32      (0.04)      0.28       0.24         (0.01)           --         (0.01)  9.55    2.59   3,763     1.83
2003               8.07      (0.01)      1.28       1.27         (0.02)           --         (0.02)  9.32   15.74   4,028     1.86
2002               9.82         --      (1.73)     (1.73)        (0.02)           --         (0.02)  8.07  (17.65)  2,679     1.82
MID CAP
VALUE FUND
CLASS A
2006++           $15.95     $(0.01)     $2.01      $2.00          $ --        $(2.18)       $(2.18)$15.77   13.87% $4,169     1.35%
2005++            13.96      (0.11)      2.79       2.68         (0.06)        (0.63)        (0.69) 15.95   19.78** 4,538     1.34
2004++            11.79       0.08       2.11       2.19         (0.02)           --         (0.02) 13.96   18.58   6,121     1.35
2003++             8.94       0.02       2.88       2.90         (0.05)           --         (0.05) 11.79   32.57   3,356     1.35
2002               9.88       0.07      (1.00)     (0.93)           --         (0.01)        (0.01)  8.94   (9.42)  1,232     1.35
CLASS B
2006++           $15.64     $(0.12)     $1.97      $1.85          $ --        $(2.18)       $(2.18) 15.31   13.09% $5,950     2.10%
2005++            13.75      (0.20)      2.72       2.52            --         (0.63)        (0.63) 15.64   18.80** 6,267     2.09
2004++            11.68      (0.03)      2.10       2.07            --*           --            --  13.75   17.74   4,653     2.10
2003++             8.88      (0.06)      2.86       2.80            --            --            --  11.68   31.53   3,224     2.10
2002               9.88       0.01      (1.00)     (0.99)           --         (0.01)        (0.01)  8.88  (10.04)  1,254     2.10
CLASS C
2006++           $15.66     $(0.12)     $1.97      $1.85          $ --        $(2.18)       $(2.18)$15.33   13.09% $9,425     2.10%
2005++            13.76      (0.20)      2.73       2.53            --         (0.63)        (0.63) 15.66   18.86** 9,040     2.09
2004++            11.69      (0.02)      2.09       2.07            --*           --            --  13.76   17.72   6,330     2.10
2003++             8.88      (0.06)      2.87       2.81            --            --            --  11.69   31.64   4,013     2.10
2002               9.87       0.02      (1.00)     (0.98)           --         (0.01)        (0.01)  8.88   (9.95)  1,910     2.10

[RESTUB]

              RATIO OF    RATIO OF
              EXPENSES    NET
              TO          INVESTMENT
              AVERAGE     INCOME
              NET         (LOSS) TO
              ASSETS      AVERAGE    PORTFOLIO
              (EXCLUDING  NET        TURNOVER
              WAIVERS)    ASSETS     RATE
----------------------------------------------
LARGE CAP
CORE EQUITY
FUND
CLASS A
2006++              1.14%      0.61%     37.31%
2005++              1.11       1.03^     34.75
2004                1.08       0.45      25.96
2003                1.11       0.49      23.83
2002                1.08       0.54      23.81
CLASS B
2006++              1.50%      0.24%     37.31%
2005++              1.86       0.20^     34.75
2004                1.83      (0.30)     25.96
2003                1.86      (0.24)     23.83
2002                1.84      (0.21)     23.81
CLASS C
2006++              1.89%     (0.14)%    37.31%
2005++              1.86       0.22^     34.75
2004                1.83      (0.30)     25.96
2003                1.86      (0.23)     23.83
2002                1.82      (0.19)     23.81
MID CAP
VALUE FUND
CLASS A
2006++              1.38%     (0.05)%    35.30%
2005++              1.35      (0.74)     53.48
2004++              1.44       0.56      30.83
2003++              1.60      (0.03)     44.99
2002                1.69       1.05      36.34
CLASS B
2006++              2.13%     (0.80)%    35.30%
2005++              2.10      (1.35)     53.48
2004++              2.19      (0.19)     30.83
2003++              2.35      (0.80)     44.99
2002                2.48       0.12      36.34
CLASS C
2006++              2.13%     (0.79)%    35.30%
2005++              2.10      (1.33)     53.48
2004++              2.19      (0.19)     30.83
2003++              2.35      (0.81)     44.99
2002                2.46       0.27      36.34

----------
*    AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
** TOTAL RETUNS WOULD HAVE BEEN 19.48%, 18.50%, AND 18.56%, FOR THE CLASS A, CLASS B, AND CLASS C SHARES, RESPECTIVELY, WITHOUT THE PAYMENT BY AFFILATE. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEE.

+ RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
++ PER SHARE NET INVESMENT INCOME AND NET REALIZED AND UNREALIZED GAIN/(LOSSES) CALCULATED USING AVERAGE SHARES.
^ NET INVESTMENT INCOME PER SHARE AND THE NET INVESTMENT INCOME RATIO INCLUDE $0.03 AND 0.26%, RESPECTIVELY, RESULTING FROM A SPECIAL DIVIDEND FROM MICROSOFT CORP. IN DECEMBER 2004.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE YEARS OR PERIODS ENDED OCTOBER 31,


                                   REALIZED
              NET                  AND                                                             NET                    RATIO OF
              ASSET                UNREALIZED            DISTRIBUTIONS DISTRIBUTIONS               ASSET          NET     EXPENSES
              VALUE                GAINS                 FROM          FROM          TOTAL         VALUE          ASSETS, TO
              BEGINNING net        (LOSSES)   TOTAL      NET           REALIZED      DIVIDENDS     END            END OF  AVERAGE
              OF        investment ON         FROM       INVESTMENT    CAPITAL       AND           OF     TOTAL   PERIOD  NET
              PERIOD    income     SECURITIES OPERATIONS INCOME        GAINS         DISTRIBUTIONS PERIOD RETURN+ (000)   ASSETS
INTERERMEDIATE-
TERM BOND
FUND
CLASS A
2006++            $9.67      $0.32      $0.04      $0.36        $(0.32)         $ --        $(0.32) $9.71    3.81% $1,178     0.96%
2005++            10.22       0.29      (0.39)     (0.10)        (0.29)        (0.16)        (0.45)  9.67   (0.97)  1,967     0.96
2004              10.43       0.28       0.04       0.32         (0.28)        (0.25)        (0.53) 10.22    3.13   4,690     0.93
2003              10.36       0.34       0.24       0.58         (0.34)        (0.17)        (0.51) 10.43    5.71   4,569     0.94
2002(1)            9.97       0.41       0.40       0.81         (0.41)        (0.01)        (0.42)  0.36    8.37     852     0.94
CLASS B
2006++            $9.67      $0.32      $0.02      $0.34        $(0.25)         $ --        $(0.25) $9.76    3.57%   $959     0.96%
2005++            10.21       0.21      (0.37)     (0.16)        (0.22)        (0.16)        (0.38)  9.67   (1.61)    755     1.71
2004              10.42       0.20       0.04       0.24         (0.20)        (0.25)        (0.45) 10.21    2.37   1,053     1.68
2003              10.36       0.26       0.23       0.49         (0.26)        (0.17)        (0.43) 10.42    4.81   1,245     1.69
2002(2)           10.21       0.33       0.16       0.49         (0.33)        (0.01)        (0.34) 10.36    4.97     334     1.69
GEORGIA
MUNICIPAL
BOND
FUND
CLASS A
2006++            $9.84      $0.27      $0.05      $0.32        $(0.27)       $(0.04)       $(0.31) $9.85    3.40%   $653     1.13%
2005++            10.16       0.28      (0.31)     (0.03)        (0.28)        (0.01)        (0.29)  9.84   (0.25)    739     1.06
2004              10.22       0.28       0.08       0.36         (0.28)        (0.14)        (0.42) 10.16    3.56     691     1.04
2003              10.18       0.30       0.10       0.40         (0.30)        (0.06)        (0.36) 10.22    3.99     680     1.09
2002(3)            9.71       0.26       0.47       0.73         (0.26)           --         (0.26) 10.18    7.65     461     1.17

[RESTUB]

              RATIO OF
              EXPENSES
              TO
              AVERAGE          RATIO OF
              NET              NET
              ASSETS           INVESTMENT
              (EXCLUDING       INCOME TO
              WAIVERS)         AVERAGE     PORTFOLIO
              AND              NET         TURNOVER
              REIMBURSEMENTS)  ASSETS      RATE
----------------------------------------------
INTERERMEDIATE-
TERM BOND
FUND
CLASS A
2006++                   0.96%       3.30%     35.71%
2005++                   0.96        2.91      45.47
2004                     0.93        2.70      76.88
2003                     0.93        3.11      47.26
2002(1)                  0.94        4.12      44.70
CLASS B
2006++                   0.96%       3.36%     35.71%
2005++                   1.71        2.18      45.47
2004                     1.68        1.95      76.88
2003                     1.68        2.39      47.26
2002(2)                  1.69        3.21      44.70
GEORGIA
MUNICIPAL
BOND
FUND
CLASS A
2006++                   1.13%       2.80%     15.79%
2005++                   1.06        2.81      15.18
2004                     1.04        2.74       3.89
2003                     1.09        2.88      40.70
2002(3)                  1.17        3.09      33.70

----------
+ TOTAL RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. TOTAL RETURN FIGURES DO NOT INCLUDE APPLICABLE SALES LOADS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
++ PER SHARE NET INVESTMENT INCOME AND NET REALIZED AND UNREALIZED GAIN/(LOSSES) CALCULATED USING AVERAGE SHARES.


(1) COMMENCED OPERATIONS ON NOVEMBER 19, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) COMMENCED OPERATIONS ON NOVEMBER 7, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(3) COMMENCED OPERATIONS ON DECEMBER 21, 2001. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                         THE ADVISORS' INNER CIRCLE FUND


                                  SYNOVUS FUNDS


HOW TO OBTAIN MORE INFORMATION ABOUT THE SYNOVUS FUNDS

INVESTMENT ADVISER
Synovus Investment Advisors, Inc.
P.O. Box 120
Columbus, GA 31902-0120


SUB-ADVISER (MID CAP VALUE FUND ONLY)

Steinberg Asset Management, LLC
12 East 49th Street, Suite 1202
New York, NY 10017-1028


DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about each Fund is available, without charge, through the following (please note that the Funds do not have a website):

STATEMENT OF ADDITIONAL INFORMATION ("SAI")


The SAI dated March 1, 2007, includes detailed information about The Advisors' Inner Circle Fund and the Synovus Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS


These reports list each Fund's holdings and contain information from the Fund's managers about investment strategies and recent market conditions and trends, and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-866-330-1111

BY MAIL:  Write to us at:
Synovus Funds
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the Trust and the Synovus Funds, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.


The Trust's Investment Company Act registration number is 811-06400.


                                                                 SNV-PS-002-0700

                         THE ADVISORS' INNER CIRCLE FUND

                                  SYNOVUS FUNDS

                              INSTITUTIONAL SHARES


                                   PROSPECTUS
                                  MARCH 1, 2007


                           LARGE CAP CORE EQUITY FUND
                               MID CAP VALUE FUND
                           INTERMEDIATE-TERM BOND FUND
                           GEORGIA MUNICIPAL BOND FUND

                               INVESTMENT ADVISER:
                        SYNOVUS INVESTMENT ADVISORS, INC.

                             INVESTMENT SUB-ADVISER:
                         STEINBERG ASSET MANAGEMENT, LLC
                              (MID CAP VALUE FUND)


   THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS


The Synovus Large Cap Core Equity Fund, the Synovus Mid Cap Value Fund, the Synovus Intermediate-Term Bond Fund, and the Synovus George Municipal Bond Fund (each a "Fund," and collectively, the "Synovus Funds" or the "Funds") are each a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers different classes of shares in separate investment portfolios. The Funds have individual investment goals and strategies. This prospectus gives you important information about the Institutional Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.


THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. IN THE SECTION BELOW, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


     LARGE CAP CORE EQUITY FUND...................................2
     MID CAP VALUE FUND...........................................6
     INTERMEDIATE-TERM BOND FUND..................................11
     GEORGIA MUNICIPAL BOND FUND..................................15
     MORE INFORMATION ABOUT RISK..................................19
     MORE INFORMATION ABOUT FUND INVESTMENTS......................20
     INFORMATION ABOUT PORTFOLIO HOLDINGS.........................21
     INVESTMENT ADVISER...........................................21
     PORTFOLIO MANAGERS...........................................22
     SUB-ADVISER..................................................23
     PURCHASING, SELLING AND EXCHANGING FUND SHARES...............23
     OTHER POLICIES...............................................27
     DIVIDENDS AND DISTRIBUTIONS..................................29
     TAXES........................................................29
     HOW TO OBTAIN MORE INFORMATION ABOUT
         THE SYNOVUS FUNDS........................................Back Cover

     At a special meeting of the Board of Trustees of The Advisors' Inner Circle Fund (the "Board") held on December 8, 2006, the Board approved the reorganization of the Synovus Georgia Municipal Bond Fund, the Synovus Mid Cap Value Fund, the Synovus Large Cap Core Equity Fund and the Synovus Intermediate-Term Bond Fund (collectively, the "Synovus Funds") into the newly created Sentinel Georgia Municipal Bond Fund, the newly created Sentinel Mid Cap Value Fund, the Sentinel Common Stock Fund and the Sentinel Government Securities Fund, each a series of Sentinel Group Funds, Inc. (collectively, the "Sentinel Funds"), respectively (the "Reorganization). Sentinel Asset Management, Inc. will serve as adviser for each of the Sentinel Funds. GLOBALT, Inc. will serve as sub-adviser for the Sentinel Georgia Municipal Bond Fund. GLOBALT, Inc. is an affiliate of Synovus Investment Advisors, Inc., the current adviser to the Synovus Funds. Steinberg Asset Management, LLC currently serves as sub-adviser for the Synovus Mid Cap Value Fund and will serve as sub-adviser for the Sentinel Mid Cap Value Fund.

The Board believes the Reorganization is in the best interest of shareholders because Synovus Fund shareholders would benefit from the strong performance of the acquiring Sentinel Funds, the broader distribution channels available to the Sentinel Funds and the lower expense ratios of the Sentinel Funds as compared to the Synovus Funds.

The Board called for a special meeting of the shareholders of the Synovus Funds to be held on March 15, 2007 at which shareholders will vote on whether to approve an agreement and plan of reorganization. If the Reorganization is approved by shareholders, each Synovus Fund will transfer all of its assets to the corresponding Sentinel Fund and shareholders of each Synovus Fund will receive, in a tax-free transaction, shares of equivalent value of the corresponding Sentinel Fund. The Reorganization is expected to occur soon after the shareholder meeting.


RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.


Each Fund has its own investment goal and strategies for reaching that goal. The investment manager invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.


The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

LARGE CAP CORE EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                   Long-term capital appreciation

INVESTMENT FOCUS                  Large capitalization U.S. common stocks

SHARE PRICE VOLATILITY            Medium

PRINCIPAL INVESTMENT STRATEGY     Investing in large capitalization common
                                  stocks which are undervalued relative to a company's earnings

INVESTOR PROFILE                  Investors who seek long-term capital
                                  appreciation and who are willing to bear the risks of investing in equity securities

INVESTMENT STRATEGY OF THE LARGE CAP CORE EQUITY FUND


The Large Cap Core Equity Fund primarily invests (at least 80% of its net assets) at the time of initial purchase, in equity securities of U.S. issuers with a large capitalization (in excess of $5 billion). This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund is managed with a goal of long-term capital appreciation and is actively managed to hold securities that the Synovus Investment Advisors, Inc. ("SIA" or the "Adviser") believes are of high earnings potential and management quality.


The Adviser screens over 6,000 companies for market capitalization, trading liquidity, balance sheet quality and earnings predictability. Companies that progress beyond this initial risk reduction screening are candidates for value and momentum screening. Value factors considered by the Adviser include sector relative low price to earnings and price to sales ratios, as well as dividend discount valuations. Price momentum and earnings estimates are used to identify growth stocks. The top 300 companies remaining at this point in the screening process are further reduced to approximately 75 based on macroeconomic and sector analysis. The Adviser may sell a security when it achieves a designated price target, a company's growth prospects change or the opportunity for a better investment arises. The Adviser generally will not sell a security merely due to market appreciation outside the target capitalization range if it believes the company has growth potential. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities to investors.

PRINCIPAL RISKS OF INVESTING IN THE LARGE CAP CORE EQUITY FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that large capitalization value stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The Fund is a successor to a common trust fund similarly managed by the Adviser. The periods prior to October 12, 2001, when the Fund began operating as a mutual fund, represent the performance of the common trust fund while it was managed by the Adviser. This past performance has been adjusted to reflect current expenses for the Institutional Shares of the Fund. The Adviser's common trust fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance. This bar chart shows changes in the performance of the Fund's Institutional Shares from calendar year to calendar year.

                          1997                        30.66%
                          1998                        23.65%
                          1999                        16.79%
                          2000                         0.81%
                          2001                        -5.11%
                          2002                       -23.64%
                          2003                        22.08%
                          2004                         6.26%
                          2005                         4.35%
                          2006                        10.48%

                      BEST QUARTER                 WORST QUARTER
                         22.20%                       (14.49)%
                       (12/31/98)                    (09/30/02)


AVERAGE ANNUAL TOTAL RETURNS - BEFORE TAXES


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006 TO THOSE OF THE S&P 500 INDEX ("S&P 500") AND THE LIPPER LARGE CAP CORE FUNDS CLASSIFICATION AVERAGE.

LARGE CAP CORE EQUITY FUND                                                       1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
   INSTITUTIONAL SHARES                                                         10.48%        2.69%         7.50%(1)
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES OR EXPENSES)                      15.80%        6.19%         8.42%
LIPPER LARGE CAP CORE FUNDS CLASSIFICATION AVERAGE (REFLECTS NO
   DEDUCTION FOR SALES CHARGES)                                                 13.53%        4.83%         6.87%

----------
(1) Institutional Class Shares of the Fund were offered beginning October 12, 2001. The performance prior to that date represents the performance of the Adviser's similarly managed common trust fund and has been adjusted to reflect expenses applicable to the Fund's Institutional Shares.

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON OF BEFORE AND AFTER-TAX RETURNS


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006 TO THOSE OF THE S&P 500 INDEX AND THE LIPPER LARGE CAP CORE FUNDS CLASSIFICATION AVERAGE.


The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the Adviser's common trust fund nor is it possible to reflect the tax impact on the common trust fund's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


LARGE CAP CORE EQUITY FUND                                          1 YEAR        5 YEARS     SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
   INSTITUTIONAL SHARES                                             10.48%         2.69%          3.77%(1)
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                           10.01%         2.46%           3.54%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES                                                               6.96%         2.21%           3.14%
S&P 500 INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR
TAXES)                                                              15.80%         6.19%          7.69%(2)
LIPPER LARGE CAP CORE FUNDS CLASSIFICATION AVERAGE (REFLECTS
NO DEDUCTION FOR SALES CHARGES OR TAXES)                            13.53%         4.83%          5.63%(3)

----------
(1) Institutional Class Shares of the Fund were offered beginning October 12, 2001.
(2)  Index comparison begins October 31, 2001.
(3)  Lipper comparison begins October 31, 2001.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

WHAT IS AN AVERAGE?

An average is a composite of mutual funds with similar investment goals. The Lipper Large Cap Core Funds Classifications Average is a widely recognized average of mutual funds which invest in large-cap equity securities.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                             INSTITUTIONAL SHARES
-----------------------------------------------------------------
Investment Advisory Fees                              0.60%
Distribution and Service (12b-1) Fees                 None
Other Expenses                                        0.29%
Acquired Fund Fees and Expenses                       0.00%*
                                                      ----
Total Annual Fund Operating Expenses                  0.89%
----------
* Represents less than 0.01%.

For more information about Investment Advisory fees, see "Investment Adviser."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                       ------   -------   -------   --------
INSTITUTIONAL SHARES     $91      $284      $493     $1,096

MID CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                   Long-term capital appreciation

INVESTMENT FOCUS                  Mid-cap common stocks

SHARE PRICE VOLATILITY            Moderate to high

PRINCIPAL INVESTMENT STRATEGY     Attempts to identify companies with above
                                  average growth potential at an attractive price

INVESTOR PROFILE                  Investors who want the value of their
                                  investment to grow and who are willing to accept more volatility for the possibility of higher returns

INVESTMENT STRATEGY OF THE MID CAP VALUE FUND


The Mid Cap Value Fund primarily invests (at least 80% of its net assets) at the time of initial purchase, in common stocks and other equity securities of companies with medium market capitalizations (ranging from $500 million to $10 billion). This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. In selecting investments for the Fund, Steinberg Asset Management, LLC ("Steinberg" or the "Sub-Adviser") focuses on issuers that the Sub-Adviser believes have above average growth potential at attractive prices. These issuers will generally be U.S. companies, but the Fund may invest to a lesser extent in securities of non-U.S. companies meeting these same criteria. The Fund is "non-diversified," and the Sub-Adviser expects to hold a relatively small number of issues in the portfolio, thus increasing the importance of each holding.


The Sub-Adviser's research of these companies is theme-driven and focuses on companies that are under-researched and are selling for less than their "private transaction value," I.E., the price an acquirer would pay to buy the company in its entirety. The Sub-Adviser evaluates whether a company's underlying business value is likely to protect against long-term capital loss. The Sub-Adviser does not consider current income in selecting investments for the Fund. The Sub-Adviser may sell a security when it exceeds the target market capitalization, a company's return prospects change, or the opportunity for a better investment arises. The Sub-Adviser generally will not sell a security merely due to market appreciation outside the target capitalization range if it believes the company has growth potential.

PRINCIPAL RISKS OF INVESTING IN THE MID CAP VALUE FUND

When the Fund invests in securities of non-U.S. companies, it will be subject to risks not typically associated with investments in U.S. companies. Securities of non-U.S. companies may trade either in domestic markets, in the form of American Depositary Receipts ("ADRs") or otherwise, or in foreign markets. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign companies, especially those in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or, for non-dollar denominated investments, changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund is also subject to the risk that medium capitalization common stocks may underperform other segments of the equity market or the equity market as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The Fund is a successor to a collective investment fund similarly managed by Steinberg Asset Management, LLC, the Fund's Sub-Adviser. The Fund's predecessor commenced operations on April 3, 2000. The period prior to October 12, 2001, when the Fund began operating as a mutual fund, represents the performance of the collective investment fund. This past performance has been adjusted to reflect current expenses for the Institutional Shares of the Fund. The Adviser's collective investment fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.

This bar chart shows changes in the performance of the Fund's Institutional Shares from calendar year to calendar year.


                     2001                 8.08%
                     2002               -12.46%
                     2003                35.60%
                     2004                21.80%
                     2005                13.38%
                     2006                17.15%

                 BEST QUARTER         WORST QUARTER
                    18.60%                (14.67)%
                  (06/30/03)            (09/30/02)


AVERAGE ANNUAL TOTAL RETURNS - BEFORE TAXES


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006 TO THOSE OF THE RUSSELL MIDCAP VALUE INDEX AND THE LIPPER MID-CAP VALUE FUNDS CLASSIFICATION AVERAGE.

MID CAP VALUE FUND                                                             1 YEAR     5 YEARS    SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES
   INSTITUTIONAL SHARES                                                       17.15%      13.94%        15.40%(1)
RUSSELL MIDCAP VALUE INDEX (REFLECTS NO DEDUCTION
FOR FEES OR EXPENSES)                                                         20.22%      15.88%        14.82%(2)
LIPPER MID-CAP VALUE FUNDS CLASSIFICATION AVERAGE (REFLECTS NO DEDUCTION
FOR SALES CHARGES)                                                            15.95%      12.76%        11.94%(3)

----------
(1) Institutional Class Shares of the Fund were offered beginning October 12, 2001. The performance prior to that date represents the performance of the Adviser's similarly managed collective investment fund which commenced operations on April 3, 2000. The collective investment fund's performance has been adjusted to reflect expenses applicable to the Fund's Institutional Shares.
(2)  Index returns as of April 30, 2000.
(3)  Lipper returns as of April 30, 2000.

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON OF BEFORE AND AFTER-TAX RETURNS


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006 TO THOSE OF THE RUSSELL MIDCAP VALUE INDEX AND THE LIPPER MID-CAP VALUE FUNDS CLASSIFICATION AVERAGE.


The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the Adviser's common trust fund nor is it possible to reflect the tax impact on the common trust fund's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


MID CAP VALUE FUND                                                 1 YEAR       5 YEARS     SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
   INSTITUTIONAL SHARES                                           17.15%       13.94%          14.85%(1)
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                         16.16%       13.05%           13.97%
FUND RETURNS AFTER TAX ON DISTRIBUTION AND SALE OF FUND SHARES    12.47%       12.09%           12.93%
RUSSELL  MIDCAP VALUE INDEX (REFLECTS NO DEDUCTION FOR FEES,
EXPENSES, OR TAXES)                                               20.22%       15.88%          17.78%(2)
LIPPER MID-CAP VALUE FUNDS CLASSIFICATION AVERAGE (REFLECTS
NO FEES FOR SALES CHARGES OR TAXES)                               15.95%       12.76%          14.59%(3)

----------
(1) Institutional Class Shares of the Fund were offered beginning October 12, 2001.
(2)  Index comparison begins on October 31, 2001.
(3)  Lipper comparison begins on October 31, 2001.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Midcap Value Index measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth ratios.

WHAT IS AN AVERAGE?

An average is a composite of mutual funds with similar goals. The Lipper Mid-Cap Value Funds Classification Average consists of funds that invest at least 75% of their equity assets in companies with market capitalizations less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                 INSTITUTIONAL SHARES
----------------------------------------------- ---------------------
Investment Advisory Fees                                 0.75%
Distribution and Service (12b-1) Fees                    None
Other Expenses                                           0.38%
Acquired Fund Fees and Expenses                          0.00%*
                                                         ----
Total Annual Fund Operating Expenses**                   1.13%

----------
*    Represents less than 0.01%.

** The actual total annual Fund operating expenses for the recently completed fiscal year were less than the amount shown above because the Adviser has voluntarily agreed to waive fees and reimburse expenses in order to keep total annual Fund operating expenses from exceeding 1.10% of the Fund's average daily net assets. The Adviser may discontinue all or part of its waiver at any time. The Fund's actual total annual operating expenses were as follows:

              Mid Cap Value Fund-- Institutional Shares                  1.10%

For more information about Investment Advisory fees, see "Investment Adviser" and "Sub-Adviser."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                       ------   -------   -------   --------
INSTITUTIONAL SHARES    $115     $359      $622      $1,375

INTERMEDIATE-TERM BOND FUND

FUND SUMMARY

INVESTMENT GOAL                   Current income consistent with limited price
                                  volatility

INVESTMENT FOCUS                  Fixed income obligations of the U.S. Treasury,
                                  U.S. government agencies and U.S. corporations

SHARE PRICE VOLATILITY            Low

PRINCIPAL INVESTMENT STRATEGY     Investing in a portfolio of U.S. government
                                  and corporate fixed income securities to attempt to maximize returns while minimizing risk

INVESTOR PROFILE                  Conservative investors who want to receive
                                  income with limited risk of share price
                                  volatility

INVESTMENT STRATEGY OF THE INTERMEDIATE-TERM BOND FUND


The Intermediate-Term Bond Fund primarily invests (at least 80% of its net assets) at the time of initial purchase, in fixed income obligations issued by the U.S. Treasury and U.S. government agencies, including mortgage-backed securities rated in one of the top two rating categories, and in U.S. corporate debt rated in one of the top three ratings categories. This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.


The Adviser actively manages the maturity of the Fund and purchases securities which will, on average, mature in three to ten years. The Adviser monitors the Fund's allocation among the Treasury, agency and corporate sectors for large swings caused by market inefficiencies and anticipated shifts in the yield curve. Within the corporate sector, the Adviser focuses on high credit quality and attempts to limit exposure to any one company. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in the duration or sector weighting of the Fund; to realize an aberration in a security's market capitalization; or when the Adviser otherwise deems appropriate.

PRINCIPAL RISKS OF INVESTING IN THE INTERMEDIATE-TERM BOND FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund is also subject to the risk that its investment strategy, which focuses on U.S. government and U.S. corporate fixed income securities with intermediate maturities, may perform differently than other mutual funds which focus on fixed income securities with longer maturities or invest in other asset classes.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The Fund is a successor to a common trust fund managed by the Adviser until October 12, 2001, when the Fund began operating as a mutual fund. The periods prior to October 12, 2001 represent the performance of the common trust fund while it was managed by the Adviser. The past performance shown below has been adjusted to reflect current expenses for the Institutional Shares of the Fund. The Adviser's common trust fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.

This bar chart shows changes in the performance of the Fund's Institutional Shares from calendar year to calendar year.


                           1997               6.75%
                           1998               8.60%
                           1999              -1.47%
                           2000               7.32%
                           2001               9.55%
                           2002              11.88%
                           2003               4.16%
                           2004               2.00%
                           2005               0.67%
                           2006               3.50%

                       BEST QUARTER       WORST QUARTER
                           5.26%              (2.48)%
                        (09/30/02)          (06/30/04)


AVERAGE ANNUAL TOTAL RETURNS - BEFORE TAXES


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006 TO THOSE OF THE LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE.

INTERMEDIATE-TERM BOND FUND                                      1 YEAR      5 YEARS      10 YEARS
--------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
   INSTITUTIONAL SHARES                                         3.50%        4.37%        5.22%(1)
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX
(REFLECTS NO DEDUCTION FOR FEES OR EXPENSES)                    4.07%        4.53%         5.81%
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE
(REFLECTS NO DEDUCTION FOR SALES CHARGES)                       4.06%        4.53%         5.52%

----------
(1) Institutional Class Shares of the Fund were offered beginning October 12, 2001. The performance prior to that date represents the performance of the Adviser's similarly managed common trust fund has been adjusted to reflect expenses applicable to the Fund's Institutional Shares.

AVERAGE ANNUAL TOTAL RETURNS - COMPARISON OF BEFORE AND AFTER-TAX RETURNS


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006 TO THOSE OF THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX AND THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE.


The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the Adviser's common trust fund nor is it possible to reflect the tax impact on the common trust fund's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


INTERMEDIATE-TERM BOND FUND                                       1 YEAR         5 YEARS      SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES INSTITUTIONAL SHARES                    3.50%          4.37%            4.07%(1)1
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                         2.19%          2.82%            2.52%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
SHARES                                                            2.26%          2.88%            2.62%
LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES, OR TAXES)                           4.07%          4.53%            4.07%(2)
LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE
(REFLECTS NO DEDUCTION FOR TAXES)                                 4.06%          4.53%            3.93%(3)

----------
(1) Institutional Class Shares of the Fund were offered beginning October 12, 2001.
(2)  Index comparison begins October 31, 2001.
(3)  Lipper comparison begins October 31, 2001.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Intermediate Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years.

WHAT IS AN AVERAGE?

An average is a composite of mutual funds with similar investment goals. The Lipper Intermediate Investment Grade Debt Funds Average consists of funds that invest primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INSTITUTIONAL CLASS SHARES OF THE FUND.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                             INSTITUTIONAL SHARES
-----------------------------------------------------------------
Investment Advisory Fees                              0.45%
Distribution and Service (12b-1) Fees                  None
Other Expenses                                        0.26%
                                                      ----
Total Annual Fund Operating Expenses                  0.71%


For more information about Investment Advisory fees, see "Investment Adviser."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                       ------   -------   -------   --------
INSTITUTIONAL SHARES     $73      $227      $395       $883

GEORGIA MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT GOAL                   Current income exempt from both federal and
                                  Georgia state income taxes, consistent with preservation of capital

INVESTMENT FOCUS                  Tax-free Georgia municipal securities

SHARE PRICE VOLATILITY            Medium

PRINCIPAL INVESTMENT STRATEGY     Invest in municipal obligations which pay
                                  interest that is exempt from both federal and Georgia state income tax

INVESTOR PROFILE                  Conservative taxable investors who want to
                                  receive current income exempt from federal and Georgia state income tax and are willing to bear the moderate risk of investing in a portfolio of intermediate-term securities affected by changes in economic conditions and governmental policies within Georgia

INVESTMENT STRATEGY OF THE GEORGIA MUNICIPAL BOND FUND


The Georgia Municipal Bond Fund primarily invests (at least 80% of its net assets) at the time of initial purchase, in municipal securities that generate income exempt from federal and Georgia state income taxes. This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. These securities include securities of municipal issuers located in Georgia, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Adviser will purchase investment grade municipal securities in an attempt to maintain an average weighted portfolio maturity of three to ten years, as determined by market conditions. As a core, general obligation, revenue, school, housing and development and insured municipal bonds are represented. The Adviser considers the relative yield, maturity and availability of various types of municipal bonds and the general economic outlook in determining whether to over- or under-weight a specific type of municipal bond in the Fund's portfolio. Duration adjustments are made relative to the Lehman 7 Year Municipal Bond Index. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; to effect a change in duration or sector weighting of the Fund; to realize an aberration in a security's valuation; or when the Adviser otherwise deems appropriate.


PRINCIPAL RISKS OF INVESTING IN THE GEORGIA MUNICIPAL BOND FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund's concentration of investments in securities of issuers located in Georgia subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Georgia obligations than a mutual fund that does not have as great a concentration in Georgia.

The Fund is also subject to the risk that Georgia municipal debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The Fund is a successor to a common trust fund similarly managed by the Adviser. The periods prior to October 12, 2001, when the Fund began operating as a mutual fund, represent the performance of the common trust fund while it was managed by the Adviser. This past performance has been adjusted to reflect current expenses for the Institutional Shares of the Fund. The Adviser's common trust fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.


This bar chart shows changes in the performance of the Fund's Institutional Shares from calendar year to calendar year.


                          1997                 5.37%
                          1998                 4.74%
                          1999                -1.20%
                          2000                 7.98%
                          2001                 4.03%
                          2002                 9.34%
                          2003                 4.25%
                          2004                 2.27%
                          2005                 1.01%
                          2006                 2.81%

                      BEST QUARTER          WORST QUARTER
                          4.64%                 (2.60)%
                       (09/30/02)             (06/30/04)

AVERAGE ANNUAL TOTAL RETURNS - BEFORE TAXES


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006 TO THOSE OF THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX AND THE LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE.

GEORGIA MUNICIPAL BOND FUND                                      1 YEAR      5 YEARS       10 YEARS
---------------------------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES
   INSTITUTIONAL SHARES                                         2.81%        3.90%         4.02%(1)
LEHMAN 7 YEAR MUNICIPAL BOND INDEX (REFLECTS NO DEDUCTION
FOR FEES OR EXPENSES)                                           3.99%        4.89%          5.22%
LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS
AVERAGE (REFLECTS NO DEDUCTION FOR SALES CHARGES)               3.33%         3.88          4.24%

----------
(1) Institutional Class Shares of the Fund were offered beginning October 12, 2001. The performance prior to that date represents the performance of the Adviser's similarly managed common trust fund and has been adjusted to reflect expenses applicable to the Fund's Institutional Shares.


AVERAGE ANNUAL TOTAL RETURNS - COMPARISON OF BEFORE AND AFTER-TAX RETURNS


THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006 TO THOSE OF THE LEHMAN 7 YEAR MUNICIPAL BOND INDEX AND THE LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE.


The Fund's returns in this table only reflect periods after the Fund began operating as a mutual fund. The returns shown do not reflect the performance of the Adviser's common trust fund nor is it possible to reflect the tax impact on the common trust fund's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


GEORGIA MUNICIPAL BOND FUND                                      1 YEAR     5 YEARS     SINCE INCEPTION
-------------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
  INSTITUTIONAL SHARES                                          2.81%       3.90%           3.31%(1)
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS                       2.49%       3.71%           3.14%
FUND RETURNS AFTER TAXES O DISTRIBUTIONS AND SALE OF FUND
SHARES                                                          2.74%       3.71%           3.21%
LEHMAN 7 YEAR MUNICIPAL BOND INDEX (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                                    3.99%       4.89%           4.34%(2)
LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS
AVERAGE (REFLECTS NO DEDUCTION FOR SALES CHARGES OR TAXES)      3.33%       3.88%           3.26%(3)

----------
(1) Institutional Class Shares of the Fund were offered beginning October 12, 2001.
(2)  Index comparison begins October 31, 2001.
(3)  Lipper comparison begins October 31, 2001.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman 7 Year Municipal Bond Index is an unmanaged index of investment grade municipal bonds with a maturity range of four to six years. The index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax.

WHAT IS AN AVERAGE?

An average is a composite of mutual funds with similar investment goals. The Lipper Other States Intermediate Municipal Debt Funds Average consists of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                  INSTITUTIONAL SHARES
----------------------------------------------------------------------
Investment Advisory Fees                              0.45%
Distribution and Service (12b-1) Fees                  None
Other Expenses                                        0.43%
Acquired Fund Fees and Expenses                       0.01%
                                                      ----
Total Annual Fund Operating Expenses*                 0.89%

----------
* The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section of this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

For more information about Investment Advisory fees, see "Investment Adviser."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                       ------   -------   -------   --------
INSTITUTIONAL SHARES    $91      $284      $493      $1,096

MORE INFORMATION ABOUT RISK

EQUITY RISK -- Equity securities include publicly and         Large Cap
privately issued equity securities, common and preferred      Core Equity Fund
stocks, warrants, rights to subscribe to common stock and     Mid Cap Value Fund
convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.
Fluctuations in the value of equity securities in which the Fund invests will cause the Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK -- The market values of fixed income        Intermediate-Term
investments change in response to interest rate changes and   Bond Fund
other factors. During periods of falling interest rates, the  Georgia Municipal
values of outstanding fixed income securities generally       Bond Fund
rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

     CALL RISK -- During periods of falling interest rates,   Intermediate-Term
     certain debt obligations with high interest rates may    Bond Fund
     be prepaid (or "called") by the issuer prior to          Georgia Municipal
     maturity. This may cause a Fund's average weighted       Bond Fund
     maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

     CREDIT RISK-- The possibility that an issuer will be     Intermediate-Term
     unable to make timely payments of either principal or    Bond Fund
     interest.                                                Georgia Municipal
                                                              Bond Fund

     EVENT RISK -- Securities may suffer declines in credit   Intermediate-Term
     quality and market value due to issuer restructurings    Bond Fund
     or other factors. This risk should be reduced because    Georgia Municipal
     of the Funds' multiple holdings.                         Bond Fund

     MORTGAGE-BACKED SECURITIES RISK -- Mortgage-backed       Intermediate-Term
     securities are fixed income securities representing an   Bond Fund
     interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

     MUNICIPAL ISSUER RISK -- There may be economic or        Georgia Municipal
     political changes that impact the ability of municipal   Bond Fund
     issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities.
     Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes. In addition, the Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund may also be riskier than mutual funds that buy securities of issuers in numerous states.

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the principal investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These secondary investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information ("SAI").

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS


The Funds generally publish a complete list of their portfolio holdings on a monthly basis, as of the end of the previous month. For example, each Fund's investments as of the end of January would ordinarily be published at the end of February. Each Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/SYNOVUS. The information will generally remain available until replaced by new portfolio holdings information as described above. The Funds' investment adviser may exclude any portion of each Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Funds' Statement of Additional Information for a full description of the policies and procedures that govern disclosure of each Fund's portfolio holdings.


INVESTMENT ADVISER


Synovus Investment Advisors, Inc. makes investment decisions for each of the Funds, other than the Mid Cap Value Fund, and continuously reviews, supervises and administers the Funds' respective investment programs. The Adviser oversees the Sub-Adviser for the Mid Cap Value Fund to ensure compliance with that Fund's investment policies and guidelines, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the fees it receives, as described below. The Board of Trustees of The Advisors' Inner Circle Fund (the "Board") supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

SIA is a subsidiary of Synovus Financial Corp. ("Synovus") and was formed primarily to provide asset management services to the Funds and other clients of Synovus. As of December 31, 2006, SIA managed approximately $5.8 billion in assets. Synovus Trust Company is a wholly owned subsidiary of Columbus Bank & Trust, the lead bank of Synovus and, through its asset management group, has provided investment advisory and wealth management services to its customers since 1888. Synovus is a diverse financial services company with a tradition of serving clients for over a century. Synovus is based in Columbus, Georgia and operates banks serving communities in Georgia, Alabama, Florida, South Carolina and Tennessee. Synovus is a publicly-held company trading on the New York Stock Exchange. For the fiscal year ended October 31, 2006, the Adviser received advisory fees (after waivers) as a percentage of average daily net assets of:

                 LARGE CAP CORE EQUITY FUND         0.60%
                 MID CAP VALUE FUND                 0.72%
                 INTERMEDIATE-TERM BOND FUND        0.45%
                 GEORGIA MUNICIPAL BOND FUND        0.45%

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement is available in the Funds' Annual Report dated October 31, 2006.

ADDITIONAL COMPENSATION


Synovus and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust or agency accounts that invest in the Funds. Synovus may also receive compensation for acting as the Funds' investment adviser in cases where the compensation is not duplicative of the compensation those accounts pay for fiduciary and non-fiduciary services. Synovus and its affiliates may also receive compensation in connection with the following:


BROKERAGE TRANSACTIONS

When purchasing and selling portfolio securities for the Funds, SIA, as the Funds' investment adviser, may place trades through its affiliates providing brokerage services, including Synovus Securities, Inc., consistent with its best execution obligations and the Funds' affiliated brokerage procedures. These brokerage affiliates will generally earn commissions on these transactions. For more information on the Funds' brokerage practices, please refer to the SAI. Synovus Securities, Inc. is a wholly-owned brokerage subsidiary of Synovus.

PORTFOLIO MANAGERS

SIA manages the Funds using a team of investment professionals. No one person is primarily responsible for making investment recommendations to the team. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.


Megan L. Busby, CFA, is a Vice President and Senior Portfolio Manager with over 19 years of investment experience. Ms. Busby co-manages the Intermediate-Term Bond and Georgia Municipal Bond Funds. She holds an undergraduate degree from the Georgia Institute of Technology, an MBA from Georgia State University, and has been a Chartered Financial Analyst since 1990. She joined the Synovus Asset Management team in 1987.

John Gross, CFA, is a Vice President and Senior Portfolio Manager with over 25 years of investment management experience. Mr. Gross co-manages the Large Cap Core Equity Fund. He graduated from the University of Missouri with a BA, the University of Nebraska with an MA, and the University of West Florida with an MBA. He joined the Synovus Asset Management team in 2000 as a Senior Portfolio Manager responsible for the Florida market. Before joining Synovus, Mr. Gross spent 17 years as a Vice President and Portfolio Manager at Citizens & Peoples Bank, which was ultimately acquired by Bank of America.

Neal Price is a Vice President and Senior Portfolio Manager with over 20 years of investment experience. Mr. Price co-manages the Large Cap Core Equity, Intermediate-Term Bond, and Georgia Municipal Bond Funds. Mr. Price holds an MBA from Samford University, where he graduated with honors and received the Graduate Award for Outstanding Achievement. He earned a BS at the University of South Carolina. Mr. Price worked for Compass Bancshares from 1993 until he joined the Synovus Asset Management team in 1998. He is a member of the National Honor Society for Business and the Alabama Security Dealers Association.


Nathan Love is a Portfolio Manager who has been with Synovus since 1998. Mr. Love co-manages the Large Cap Core Equity, the Intermediate-Term Bond and Georgia Municipal Bond Funds. He earned a BS degree at the Citadel, the Military College of South Carolina and is a graduate of Cannon Financial Institute.

Matthew D. Weatherly is a Portfolio Manager. Mr. Weatherly co-manages the Large Cap Core Equity, Intermediate-Term Bond and Georgia Municipal Bond Funds. He earned a BS degree in Finance from Birmingham Southern College and earned his MBA in International Finance from the University of South Carolina in 2000. He joined the Synovus Asset Management team in 2000.

SUB-ADVISER


Steinberg Asset Management, LLC, 12 East 49th Street, Suite 1202, New York, NY 10017-1028, serves as the Sub-Adviser for the Mid Cap Value Fund on a day-to-day basis. Steinberg uses a team investment process to select, buy and sell securities for the Fund under the supervision of the Adviser and the Board. Steinberg was founded in 1982 and since then has provided asset management services for institutional and high net worth clients. As of December 31, 2006, Steinberg had approximately $2.35 billion of assets under management.

Michael A. Steinberg is a Managing Member and Portfolio Manager/Analyst at Steinberg. Mr. Steinberg oversees the firm's investment process and is the primary manager of the Mid Cap Value Fund. Before forming Steinberg in 1982, Mr. Steinberg spent five years as a partner at Sloate Weisman Murray & Steinberg, a money management and brokerage firm. That association followed almost ten years as a securities analyst, portfolio strategist, and money manager with Loeb Rhoades, which he joined after receiving an MBA from the University of California at Berkeley.

William Auslander is a Managing Director and Portfolio Manager/Analyst at Steinberg with over 22 years of investment management experience. Mr. Auslander co-manages the Mid Cap Value Fund. He earned a MBA from Columbia University and a BA from the University of Wisconsin. He joined Steinberg in 2006.

A discussion regarding the basis for the Board's approval of the Mid Cap Value Fund's sub-investment advisory agreement is available in the Funds' Annual Report dated October 31, 2006.


PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Shares of the Funds.

Institutional Shares are offered primarily to individuals and entities establishing certain fiduciary, trust, agency, asset allocation, custody or similar relationships with the Adviser or trust divisions or trust companies that are affiliated with Synovus Trust Company or Synovus Financial Corp. Institutional Shares may also be purchased by other qualifying financial institutions for their own accounts or for the benefit of their customers.

HOW TO PURCHASE FUND SHARES

Institutional Shares are available for eligible investors through accounts with Synovus Trust Company or banking or brokerage affiliates of Synovus Trust Company or Synovus Financial Corp. or through other qualifying financial institutions. To purchase Institutional Shares, eligible Synovus customers should contact their authorized Synovus representative and other eligible customers should contact their financial institutions.

All investments must be made by check, direct deposit, Automated Clearing House
(ACH) or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Funds do not accept purchases made by credit card checks or third party checks.


You may also buy or sell shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange ("NYSE") and the Federal Reserve are open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after a Fund receives your purchase order.

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the NAV on any given day, the Funds must receive your order in good form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. If the NYSE closes early - such as on days in advance of certain generally observed holidays
- the Funds will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.


HOW THE FUND CALCULATES NAV


NAV for one Fund share is the value of that share's portion of the net assets of the Fund.


In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, a Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


Although the Large Cap Core Equity Fund and Mid Cap Value Fund invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time a Fund calculated its NAV.

When valuing fixed income securities with remaining maturities of more than 60 days, the Intermediate-Term Bond Fund and Georgia Municipal Bond Fund use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

MINIMUM PURCHASES

Synovus and certain other subsidiaries, affiliates, departments or divisions of Synovus Trust Company may require that customers maintain a minimum account or fund balance or meet certain other criteria to participate in its various accounts or programs and/or to qualify to purchase Institutional Shares. Please refer to your account agreement or contact your Synovus or other account representative for information concerning minimum account or fund balance requirements and other criteria applicable to eligibility to invest in Institutional Shares.

HOW TO SELL YOUR FUND SHARES

Holders of Institutional Shares may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call 1-866-330-1111.

If you own your shares directly, you may sell (sometimes called "redeem") your shares on any Business Day by contacting a Fund directly by mail.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by a Fund.

If you would like to sell $50,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

RECEIVING YOUR MONEY


Normally, the Funds will send your sale proceeds within five Business Days after they receive your request. Your proceeds can be wired to your bank account or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In the event shares are redeemed in kind, investors will generally bear market risks until the securities are converted into cash.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

HOW TO EXCHANGE YOUR SHARES

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."


You may exchange Institutional Shares of any Synovus Fund for Institutional Shares of any other Synovus Fund. You may exchange your shares on any Business Day by contacting the Funds directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $100.


IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

SIGNATURE GUARANTEE REQUIREMENTS

To protect you and the Funds against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers but not from a notary public. Signature guarantees are required for requests made in writing for any of the following:

     o    Sales over $50,000
     o    Changes to a shareholder name of record
     o Redemption on an account for which the address or registration has been changed within the last 30 days
     o    Sending proceeds from a redemption to a payee other than on record
     o Sending proceeds from a redemption to an account with a different registration
     o Changes to systematic investment, withdrawal, distribution, telephone redemption, or any other election in connection with your account.

LOST ACCOUNTS

The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the transfer agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of each Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring each Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Mid Cap Value Fund invests in mid cap securities that often may trade in lower volumes, frequent trading by certain shareholders may dilute the value of Fund shares held by other shareholders. In addition, because frequent trading may cause the Fund to attempt to maintain higher cash positions, changes to the Fund's holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Fund.


The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:


     o Shareholders are restricted from making more than one (1) "round trip" a month into or out of each Fund per calendar year. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund. Shareholders are also restricted from making more than one (1) exchange a month (from one Fund to another Fund) and no more than 12 exchanges per calendar year. If a shareholder exceeds these amounts, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders.

     o Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser or Sub-Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions and automatic rebalancing through the Advser's asset allocation program(s) are exempt from these policies.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds and their service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Funds. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

However, each Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If a Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM


Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.


DIVIDENDS AND DISTRIBUTIONS

Each Fund declares dividends and distributes its net investment income as follows:

        Large Cap Core Equity Fund            Declared and paid monthly
        Mid Cap Value Fund                    Declared and paid annually
        Intermediate-Term Bond Fund           Declared daily and paid monthly
        Georgia Municipal Bond Fund           Declared daily and paid monthly

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES


PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund, whether in cash or reinvested in additional shares of the Fund, may be taxable whether or not you reinvest them. Income distributions (including net short-term capital gains), other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Capital gains distributions and distributions that are designated by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes an exchange of Fund shares for shares of another Synovus Fund is treated the same as a sale. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.


The Georgia Municipal Bond Fund intends to distribute income that is exempt from both federal and Georgia state taxes. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Any capital gains distributed by the Fund may be taxable.

The Intermediate-Term Bond Fund expects to distribute primarily ordinary income dividends.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Institutional Class Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal year ended October 31, 2006 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm of the Funds. The information for prior years has been audited by predecessor independent registered public accounting firms. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the Annual Report of the Funds, which is available upon request by calling the Funds at 1-866-330-1111.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR
FOR THE YEARS OCTOBER 31,




                                   REALIZED
              NET                  AND                                                          NET                    RATIO OF
              ASSET                UNREALIZED            DIVIDENDS  DISTRIBUTIONS               ASSET          NET     EXPENSES
              VALUE,    NET        GAINS                 FROM       FROM          TOTAL         VALUE,         ASSETS, TO
              BEGINNING INVESTMENT (LOSSES)   TOTAL      NET        REALIZED      DIVIDENDS     END            END OF  AVERAGE
              OF        INCOME     ON         FROM       INVESTMENT CAPITAL       AND           OF     TOTAL   PERIOD  NET
              PERIOD    (LOSS)     SECURITIES OPERATIONS INCOME     GAINS         DISTRIBUTIONS PERIOD RETURN+ (000)   ASSETS
--------------------------------------------------------------------------------------------------------------------------------
LARGE CAP
CORE EQUITY
FUND
Institutional
2006++           $10.27      $0.09      $1.10      $1.19     $(0.09)         $ --      $(0.09)  $11.37   11.66% $195,460   0.89%
2005++             9.66       0.12^      0.61       0.73      (0.12)           --       (0.12)   10.27    7.56   209,421   0.86
2004               9.39       0.07       0.27       0.34      (0.07)           --       (0.07)    9.66    3.59   219,386   0.83
2003               8.11       0.07       1.28       1.35      (0.07)           --       (0.07)    9.39   16.76   200,446   0.86
2002               9.82       0.06      (1.71)     (1.65)     (0.06)           --       (0.06)    8.11  (16.89)  154,860   0.88
MID CAP
VALUE FUND
Institutional
2006++           $16.02      $0.03      $2.02      $2.05         --*       $(2.18)     $(2.18)  $15.89   14.18%  $83,935   1.10%
2005++            14.02      (0.04)      2.77       2.73      (0.10)        (0.63)      (0.73)   16.02   20.02**  86,367   1.09
2004++            11.82       0.11       2.12       2.23      (0.03)           --       (0.03)   14.02   18.94    65,864   1.10
2003++             8.96       0.04       2.89       2.93      (0.07)           --       (0.07)   11.82   32.85    45,420   1.10
2002               9.87       0.08      (0.98)     (0.90)        --         (0.01)      (0.01)    8.96   (9.12)   38,909   1.10
INTERMEDIATE
TERM BOND
FUND
Institutional
2006++            $9.66      $0.34      $0.04      $0.38     $(0.34)         $ --      $(0.34)   $9.70    4.07% $132,926   0.71%
2005++            10.21       0.31      (0.39)     (0.08)     (0.31)        (0.16)      (0.47)    9.66   (0.74)  158,696   0.71
2004              10.41       0.30       0.05       0.35      (0.30)        (0.25)      (0.55)   10.21    3.49   182,912   0.68
2003              10.35       0.37       0.23       0.60      (0.37)        (0.17)      (0.54)   10.41    5.89   171,560   0.69
2002              10.13       0.43       0.23       0.66      (0.43)        (0.01)      (0.44)   10.35    6.75   154,782   0.73
GEORGIA
MUNICIPAL
BOND FUND
Insitutional
2006++            $9.84      $0.30      $0.05      $0.35     $(0.30)       $(0.04)     $(0.34)   $9.85    3.66%  $42,514   0.88%
2005++            10.16       0.31      (0.31)        --      (0.31)        (0.01)      (0.32)    9.84    0.00    54,231   0.81
2004              10.22       0.30       0.08       0.38      (0.30)        (0.14)      (0.44)   10.16    3.82    61,690   0.79
2003              10.18       0.32       0.10       0.42      (0.32)        (0.06)      (0.38)   10.22    4.27    54,943   0.84
2002              10.02       0.34       0.16       0.50      (0.34)           --       (0.34)   10.18    5.12    49,326   0.90

[RESTUB]

                         RATIO
              RATIO OF   OF NET
              EXPENSES   INVESTMENT
              TO         INCOME
              AVERAGE    (LOSS)
              NET        TO
              ASSETS     AVERAGE    PORTFOLIO
              (EXCLUDING NET        TURNOVER
              WAIVERS)   ASSETS     RATE
---------------------------------------------
LARGE CAP
CORE EQUITY
FUND
Institutional
2006++              0.89%      0.86%    37.31%
2005++              0.86       1.18^    34.75
2004                0.83       0.70     25.96
2003                0.86       0.78     23.83
2002                0.88       0.69     23.81
MID CAP
VALUE FUND
Institutional
2006++              1.13%      0.19%    35.30%
2005++              1.10      (0.30)    53.48
2004++              1.19       0.81     30.83
2003++              1.35       0.21     44.99
2002                1.57       1.00     36.34
INTERMEDIATE
TERM BOND
FUND
Institutional
2006++              0.71%      3.57%    35.71%
2005++              0.71       3.17     45.47
2004                0.68       2.95     76.88
2003                0.69       3.55     47.26
2002                0.73       4.39     44.70
GEORGIA
MUNICIPAL
BOND FUND
Insitutional
2006++              0.88%      3.05%    15.79%
2005++              0.81       3.06     15.18
2004                0.79       2.99      3.89
2003                0.84       3.16     40.70
2002                0.90       3.42     33.70

----------
+ TOTAL RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
++ PER SHARE NET INVESTMENT INCOME AND NET REALIZED GAINS/(LOSSES) CALCULATED USING AVERAGE SHARES.
^ NET INVESTMENT INCOME PER SHARE AND THE NET INVESTMENT INCOME RATIO INCLUDE $0.03 AND 0.26%, RESPECTIVELY, RESULTING FROM A SPECIAL DIVIDEND FROM MICROSOFT CORP. IN DECEMBER 2004.
*    AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
** TOTAL RETURNS WOULD HAVE BEEN 19.72% WITHOUT THE PAYMENT BY AFFILIATE. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF ITS FEE.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                         THE ADVISORS' INNER CIRCLE FUND


                                  SYNOVUS FUNDS


HOW TO OBTAIN MORE INFORMATION ABOUT THE SYNOVUS FUNDS

INVESTMENT ADVISER

Synovus Investment Advisors, Inc.
P.O. Box 120
Columbus, GA 31902-0120


SUB-ADVISER (MID CAP VALUE FUND ONLY)

Steinberg Asset Management, LLC
12 East 49th Street, Suite 1202
New York, NY 10017-1028


DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about each Fund is available, without charge, through the following (please note that the Funds do not have a website as of the date of this prospectus):


STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI dated March 1, 2007, includes detailed information about The Advisors' Inner Circle Fund and the Synovus Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS


These reports list each Fund's holdings and contain information from the Fund's managers about investment strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-866-330-1111

BY MAIL:  Write to us at:
Synovus Funds
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the Trust and the Synovus Funds, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.


The Trust's Investment Company Act registration number is 811-06400.


                                                                 SNV-PS-001-0800

                    [LOGO] Thompson, Siegel & Walmsley, Inc.
                           ----------------------------------
                           INVESTMENT MANAGEMENT



                              The TS&W Portfolios
                        THE ADVISORS' INNER CIRCLE FUND



Prospectus                                                         March 1, 2007






           [ ] TS&W Equity Portfolio
           [ ] TS&W Fixed Income Portfolio
           [ ] TS&W International Equity Portfolio




          THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
               OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
                 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


TS&W EQUITY PORTFOLIO ......................................................  1


WHAT IS THE FUND'S INVESTMENT OBJECTIVE? ...................................  1
WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? .......................  1
WHAT ARE THE FUND'S PRINCIPAL RISKS? .......................................  2
HOW HAS THE FUND PERFORMED? ................................................  3
WHAT ARE THE FUND'S FEES AND EXPENSES? .....................................  4

TS&W FIXED INCOME PORTFOLIO ................................................  6


WHAT IS THE FUND'S INVESTMENT OBJECTIVE? ...................................  6
WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? .......................  6
WHAT ARE THE FUND'S PRINCIPAL RISKS? .......................................  7
HOW HAS THE FUND PERFORMED? ................................................  8
WHAT ARE THE FUND'S FEES AND EXPENSES? .....................................  9

TS&W INTERNATIONAL EQUITY PORTFOLIO ........................................ 11


WHAT IS THE FUND'S INVESTMENT OBJECTIVE? ................................... 11
WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ....................... 11
WHAT ARE THE FUND'S PRINCIPAL RISKS? ....................................... 12
HOW HAS THE FUND PERFORMED? ................................................ 13
WHAT ARE THE FUND'S FEES AND EXPENSES? ..................................... 14

INVESTING WITH THE FUNDS ................................................... 16


BUYING SHARES .............................................................. 16
REDEEMING SHARES ........................................................... 18
EXCHANGING SHARES .......................................................... 18
TRANSACTION POLICIES ....................................................... 19
ACCOUNT POLICIES ........................................................... 23

ADDITIONAL INFORMATION ABOUT THE FUNDS...................................... 28


OTHER INVESTMENT PRACTICES AND STRATEGIES .................................. 28
INVESTMENT MANAGEMENT ...................................................... 30
SHAREHOLDER SERVICING ARRANGEMENTS ......................................... 32

FINANCIAL HIGHLIGHTS ....................................................... 33


EQUITY PORTFOLIO ........................................................... 34
FIXED INCOME PORTFOLIO ..................................................... 35
INTERNATIONAL EQUITY PORTFOLIO ............................................. 36

--------------------------------------------------------------------------------
TS&W EQUITY PORTFOLIO
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

     The TS&W Equity Portfolio ("Equity Portfolio" or the "Fund") seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies. The Fund may change its objective without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The Fund normally seeks to achieve its goal by investing at least 80% of its net assets in a diversified portfolio of common stocks of companies that are relatively large in terms of revenues and assets. Although the Fund will primarily draw its holdings from larger, more seasoned or established companies, it may also invest in companies of varying size as measured by assets, sales or capitalization. The Fund will emphasize common stocks, but may also invest in other types of equity securities.

     Thompson, Siegel & Walmsley, Inc. ("TS&W" or the "Adviser") employs a relative value investment philosophy. Stocks chosen for investment generally are valued at levels below the long-term average for the company, its industry, or the broad stock market. Widely accepted measures of valuation, including the price-to-earnings ratio, the price-to-cash flow ratio, and the dividend yield are considered in addition to proprietary relative value and discounted cash flow measures. The Adviser seeks to manage portfolio risk through broad diversification, a preference for companies that possess strong financial characteristics such as balance sheet strength and profitability, and through ongoing monitoring of valuation and fundamental performance.

     The Adviser's stock selection process uses quantitative and qualitative analysis to build a portfolio of securities designed to outperform the S&P 500 Index. The initial universe of approximately 1,000 stocks consists of actively traded issues with a market capitalization greater than $3.6 billion. From this universe, stocks are screened utilizing a proprietary four-factor model. The model screens on the basis of private market value (using a discounted cash flow analysis), relative cash flow multiple, earnings potential, and recent price action. From the model, approximately 250 stocks are identified for further research. These are the stocks that rank the highest on the basis of these four factors combined.

     The Adviser's team of experienced research analysts conducts in-depth fundamental analysis on the companies identified by the model as having the best return potential. Specifically, the fundamental analysis is directed at understanding the business model, competitive environment and growth prospects of each company, verifying the sustainability of cash flows, and identifying the specific catalysts that are expected to lead to higher valuation. An assessment of risks and confirmation of valuation parameters is also conducted at this stage. The analysts explore numerous factors that might affect the outlook for a company, the focus being to identify companies where our analysts' expectations differ materially from consensus. All investment recommendations are subject to peer review and a rigorous group evaluation process. A portfolio composed of 45-60 stocks is selected as a result of this process. Established positions in the portfolio are monitored using the four-factor model and the research analysts continually review their fundamental and valuation characteristics.

     The Adviser typically sells securities when valuation or fundamental criteria are no longer met, or when more attractive alternatives are found.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
------------------------------------

     As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

     As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, or due to changes in the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

     Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the Adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the Fund's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

     Effective June 24, 2002, the Fund became the successor to a separate mutual fund, the UAM Funds, Inc. TS&W Equity Portfolio (the "Predecessor Equity Fund"). The Predecessor Equity Fund was managed by the same Adviser who currently manages the Fund, had identical investment objectives and strategies as the Fund and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Equity Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the Fund. The bar chart shows how performance of the Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.

CALENDAR YEAR RETURNS

                                  [BAR CHART]




25.98%  7.24%     11.18%   2.53%  -0.88%  -25.64% 26.73% 13.85%  9.93%  13.76%
1997    1998      1999     2000    2001    2002    2003   2004   2005   2006


     During the periods shown in the chart for the Fund, the highest return for a quarter was 16.24% (quarter ending 6/30/2003) and the lowest return for a quarter was (23.08)% (quarter ending 9/30/2002).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

     The average annual return table compares average annual returns of the Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

                                                 1 YEAR     5 YEARS    10 YEARS
     ===========================================================================
     Average Annual Return Before Taxes          13.76%      6.06%       7.43%
     ---------------------------------------------------------------------------
     Average Annual Return After Taxes
       on Distributions*                         11.17%      5.30%       5.16%
     ---------------------------------------------------------------------------
     Average Annual Return After Taxes
       on Distributions and Sale
       of Fund Shares*                           11.71%      5.10%       5.26%
     ---------------------------------------------------------------------------
     S&P 500 Composite Index# (reflects
       no deduction for fees,
       expenses or taxes)                        15.80%      6.19%       8.42%
--------------------------------------------------------------------------------

     * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. Aftertax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     # The S&P 500 Composite Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The Fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than sixty days. For more information, see "Redemption Fees" in the section on "Transaction Policies."

                                                                      TS&W
     SHAREHOLDER TRANSACTION FEES                               EQUITY PORTFOLIO
     ===========================================================================
     Redemption Fee (as a percentage of amount redeemed)            1.00%
     ---------------------------------------------------------------------------
                                       4

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)

     Management Fee                                            0.75%
     ---------------------------------------------------------------------------
     Other Expenses                                            0.56%
     ---------------------------------------------------------------------------
     Total Annual Fund Operating Expenses*                     1.31%
     ---------------------------------------------------------------------------
     * The Adviser has voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary in order to keep total annual Fund operating expenses (not including acquired fund fees and expenses, if any) from exceeding a cap of 1.50% of the Fund's average daily net assets. During the Fund's most recent fiscal year, no fee waivers or expense reimbursements were required to maintain this expense cap. The Adviser may discontinue all or part of this voluntary waiver arrangement at any time.

     For more information about these fees, see "Investment Management."

EXAMPLE

     This example can help you to compare the cost of investing in this Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 YEAR               3 YEARS               5 YEARS               10 YEARS
     ===========================================================================
      $133                 $415                  $718                   $1,579

--------------------------------------------------------------------------------
TS&W FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
--------------------------------------------------------------------------------

     The TS&W Fixed Income Portfolio ("Fixed Income Portfolio" or the "Fund") seeks maximum long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities. The Fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The Fund seeks to achieve its goal by investing, under normal circumstances, at least 80% of its assets in debt securities. The Fund generally invests at least 80% of its assets in a diversified mix of investment-grade debt securities, and may invest up to 20% in debt securities rated below investment grade bonds (high yield or "junk" bonds), preferred stocks and convertible securities, which have debt characteristics.

     The Adviser expects to actively manage the Fund to meet its investment objectives. The Adviser attempts to be risk averse, believing that preserving principal in periods of rising interest rates should lead to above-average returns over the long run. The Adviser will structure the Fund based largely on its assessment of:

     o    Current economic conditions and trends;

     o    The Federal Reserve Board's management of monetary policy;

     o    Fiscal policy;

     o    Inflation expectations;

     o    Government and private credit demands; and

     o    Global conditions.

     Once the Adviser has carefully analyzed these factors it will formulate an outlook for the direction of interest rates and will adjust the maturity and/or duration of the Fund accordingly. The Adviser expects the weighted maturity of the Fund to range from four to nine years and its duration to range from three to seven years.

     In addition to judgment about the direction of interest rates, the Adviser will shift emphasis among sectors, credit qualities, maturity ranges, and coupons based on an analysis of relative values and interest rate spreads. The liquidity and marketability of individual issues and diversification within the Fund are also considered in the portfolio construction process.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

     As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

     The concept of duration is useful in assessing the sensitivity of a fixed-income fund to interest rate movements, which are the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

     Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

     The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

     High yield, or "junk," bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

     Effective June 24, 2002, the Fund became the successor to a separate mutual fund, the UAM Funds, Inc. TS&W Fixed Income Portfolio (the "Predecessor Fixed Income Fund"). The Predecessor Fixed Income Fund was managed by the same Adviser, had identical investment objectives and strategies as the Fund and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Fixed Income Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the Fund. The bar chart shows how performance of the Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.

CALENDAR YEAR RETURNS

                                  [BAR CHART]








9.24%   8.93%    -2.75%  10.58%  6.00%   9.73%    3.41%   3.74%   1.45%   4.92%
1997     1998     1999    2000    2001    2002    2003    2004    2005    2006

     During the periods shown in the chart for the Fund, the highest return for a quarter was 5.52% (quarter ending 9/30/2002) and the lowest return for a quarter was (2.63)% (quarter ending 6/30/2004).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

     The average annual return table compares average annual returns of the Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

                                               1 Year      5 Years      10 Years
     ===========================================================================
     Average Annual Return Before Taxes         4.92%        4.61%        5.45%
     ---------------------------------------------------------------------------
     Average Annual Return After Taxes
       on Distributions*                        3.21%        2.88%        3.37%
     ---------------------------------------------------------------------------
     Average Annual Return After Taxes
       on Distributions and Sale
       of Fund Shares*                          3.16%        3.00%        3.42%
     ---------------------------------------------------------------------------
     Lehman Brothers Aggregate Bond Index#
       (reflects no deduction for fees,
       expenses or taxes)                       4.33%        5.06%        6.24%
     ---------------------------------------------------------------------------
     Lehman Brothers Government/
       Credit Bond Index## (reflects no
       deduction for fees, expenses
      or taxes)                                 3.77%        5.16%        6.26%
     ---------------------------------------------------------------------------

     * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.

     # The Lehman Brothers Aggregate Bond Index is a fixed-income market value-weighted index that combines the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed-rate issues of investment grade
          (BBB) or higher, with maturities of at least one year and outstanding par value of at least $150 million.

     ## The Lehman Brothers Government/Credit Bond Index is an unmanaged fixed income market value-weighted index that combines the Lehman Brothers Government and Credit Bond Indices, including U.S. government treasury securities, corporate and yankee bonds.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

     The Fund is a no-load investment, which means there are no fees or charges to buy or sell its shares, to reinvest dividends or to exchange into other TS&W Portfolios.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)

      Management Fee                                            0.45%
     ---------------------------------------------------------------------------
      Other Expenses                                            0.66%
     ---------------------------------------------------------------------------
     Total Annual Fund Operating Expenses*                      1.11%


     * The actual total annual Fund operating expenses for the recently completed fiscal year were less than the amount shown above because the Adviser has voluntarily agreed to waive fees and reimburse expenses in order to keep total annual Fund operating expenses from exceeding 0.75% of the Fund's average daily net assets. The Adviser may discontinue all or part of its waiver at any time. Prior to March 1, 2006, the Adviser had voluntarily agreed to waive fees and reimburse expenses in order to keep total annual Fund operating expenses from exceeding 1.25% of the Fund's average daily net assets. As a result, the total annual operating expenses in this table are different from those used in the financial highlights table.

          With this fee waiver, the actual total annual Fund operating expenses were as follows:

                    TS&W Fixed Income Portfolio            0.75%

     For more information about these fees, see "Investment Management."

EXAMPLE

     This example can help you to compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year               3 Years              5 Years               10 Years
     ===========================================================================
      $113                 $353                 $612                 $1,352

--------------------------------------------------------------------------------
TS&W INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?
--------------------------------------------------------------------------------

     The TS&W International Equity Portfolio ("International Equity Portfolio" or the "Fund") seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. The Fund may change its investment objective without shareholder approval.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The International Equity Portfolio seeks to achieve its goal by investing at least 80% of its net assets in equity securities of foreign companies representing at least three countries other than the United States. The Adviser currently anticipates investing in at least 12 countries other than the United States. The Adviser will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued. The Fund expects capital growth to be the predominant component of its total return.

     Generally, the Fund will invest in equity securities of established companies listed on foreign securities exchanges, but it may also invest in securities traded over-the-counter. Although the Fund will emphasize larger, more seasoned or established companies, it may invest in companies of varying size as measured by assets, sales or capitalization. The Fund will invest primarily in securities of companies domiciled in developed countries, but may also invest in developing countries. It is expected that investments will be diversified throughout the world and within markets to minimize specific country and currency risks.

     The Adviser's stock selection process uses quantitative and qualitative analysis to build a portfolio of securities designed to outperform the MSCI EAFE Index. The initial universe consists of approximately 3,000 actively traded non-U.S stocks. From this universe, stocks are screened utilizing a proprietary four-factor model. The model screens on the basis of private market value (using a discounted cash flow analysis), relative price to earnings multiple, earnings potential\ and recent price action. From the model, approximately 250 stocks are identified for further research. These are the stocks that rank the highest on the basis of these four factors combined.

     The Adviser's team of experienced research analysts conducts in-depth fundamental analysis on the companies identified by the model as having the best return potential. Specifically, the fundamental analysis is directed at understanding the business model, competitive environment and growth prospects of each company, verifying the sustainability of cash flows, and identifying the specific catalysts that are expected to lead to higher valuation. An assessment of risks and confirmation of valuation parameters is also conducted at this stage. Our analysts explore numerous factors that might affect the outlook for a company, the focus being to identify companies where our analysts' expectations differ materially from consensus. All investment recommendations are subject to peer review and a rigorous group evaluation process. A portfolio composed of 45-60 stocks is selected as a result of this process. Established positions in the portfolio are monitored using the four-factor model and the research analysts continually review their fundamental and valuation characteristics.

     The Adviser sells securities when valuation or fundamental criteria are no longer met, or when it finds more attractive alternatives.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

     As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, or due to changes in the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

     When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

     Effective June 24, 2002, the Fund became the successor to a separate mutual fund, the UAM Funds, Inc. TS&W International Equity Portfolio (the "Predecessor International Equity Fund"). The Predecessor International Equity Fund was managed by the same Adviser who currently manages the Fund, had identical investment objectives and strategies as the Fund and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor International Equity Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the Fund. The bar chart shows how performance of the Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.

CALENDAR YEAR RETURNS

                                   [BAR CHART]













  2.45%  8.26% 59.06% -15.17%  -21.75% -20.79% 36.41%  14.49%   12.51%  27.94%
  1997   1998   1999   2000     2001    2002    2003    2004     2005   2006


     During the periods shown in the chart for the Fund, the highest return for a quarter was 27.73% (quarter ending 12/31/1999) and the lowest return for a quarter was (21.31)% (quarter ending 9/30/2002).

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

     The average annual return table compares average annual returns of the Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

                                             1 Year      5 Years      10 Years
     ===========================================================================
     Average Annual Return Before Taxes      27.94%      12.23%        7.63%
     ---------------------------------------------------------------------------
     Average Annual Return After Taxes
       on Distributions*                     25.40%      11.93%        6.79%
     ---------------------------------------------------------------------------
     Average Annual Return After Taxes
       on Distributions and Sale
       of Fund Shares*                       21.27%      10.89%        6.56%
     ---------------------------------------------------------------------------
     Morgan Stanley Capital International
       EAFE Index# (reflects no deduction
       for fees, expenses or taxes)          26.34%      14.98%        7.71%

     * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. Aftertax returns shown are not relevant to investors who hold their fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.

     # The Morgan Stanley Capital International EAFE Index is an index that shows arithmetic, market value-weighted averages of the performance of over 1,000 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The Fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than sixty days. For more information, see "Redemption Fees" in the section on "Transaction Policies."

                                                              TS&W INTERNATIONAL
SHAREHOLDER TRANSACTION FEES                                   EQUITY PORTFOLIO
================================================================================
Redemption Fee (as a percentage of amount redeemed)                1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)

     Management Fee                                                1.00%
     ---------------------------------------------------------------------------
     Other Expenses                                                0.61%
     ---------------------------------------------------------------------------
     Acquired Fund Fees and Expenses                               0.00%*
     ---------------------------------------------------------------------------
     Total Annual Fund Operating Expenses**                        1.61%


     *    Represents less than 0.01%
     ** The Adviser has voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary in order to keep total annual Fund operating expenses (not including acquired fund fees and expenses, if any) from exceeding a cap of 1.75% of the Fund's average daily net assets. During the Fund's most recent fiscal year, no fee waivers or expense reimbursements were required to maintain this expense cap. The Adviser may discontinue all or part of this voluntary waiver arrangement at any time.

     For more information about these fees, see "Investment Management."

EXAMPLE

     This example can help you to compare the cost of investing in this Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year               3 Years               5 Years               10 Years
     ===========================================================================
      $164                 $508                   $876                 $1,911

--------------------------------------------------------------------------------
INVESTING WITH THE FUNDS
--------------------------------------------------------------------------------

BUYING SHARES
--------------------------------------------------------------------------------

     All investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The funds do not accept purchases made by credit card checks or third party checks.

     Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

     The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

     You can open an account with a Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the "Invest by Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and a fund name.

     REGULAR MAIL ADDRESS

     The TS&W Portfolios
     PO Box 219009
     Kansas City, MO 64121


     EXPRESS MAIL ADDRESS

     The TS&W Portfolios
     430 West 7th Street
     Kansas City, MO 64105

BY WIRE

     To open an account by wire call 866-4TSW-FUN (866-487-9386) for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the fund name and your account number).

     WIRING INSTRUCTIONS

     UMB Bank, N.A.
     ABA # 101000695
     The TS&W Portfolios
     DDA Acct. # 9871063178
     Ref: fund name/account number/
     account name/wire control number


BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. To cancel or change a plan, write to the Funds at The TS&W Portfolios, PO Box 219009, Kansas City, MO 64121 (Express Mail
     Address: 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM INVESTMENTS

     You can open an account with a Fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal IRAs). You can buy additional shares for as little as $100.

FUND CODES

     Each Fund's reference information, which is listed below, will be helpful to you when you contact the Funds to purchase or exchange shares, check daily net asset value per share ("NAV") or get additional information.


     FUND NAME                      TRADING SYMBOL         CUSIP       FUND CODE
     ===========================================================================
     Equity Portfolio                   TSWEX             00758M311      1278
     ---------------------------------------------------------------------------
     Fixed Income Portfolio             TSWFX             00758M295      1279
     ---------------------------------------------------------------------------
     International Equity Portfolio     TSWIX             00758M170      1280

REDEEMING SHARES
--------------------------------------------------------------------------------

BY MAIL

     You may contact the Funds directly by mail at The TS&W Portfolios, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: DST Systems c/o The TS&W Portfolios, 430 W. 7th Street, Kansas City, MO 64105). Send a letter to the Funds signed by all registered parties on the account specifying:

     o    The fund name(s);

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.

     All registered share owner(s) must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

     Certain shareholders may need to include additional documents to redeem shares.

BY TELEPHONE

     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application. Call 866-4TSW-FUN to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or wire them to your bank.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

     If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

EXCHANGING SHARES
--------------------------------------------------------------------------------

     At no charge, you may exchange shares of one TS&W Portfolio for shares of any other TS&W Portfolio by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). If shares of the International Equity Portfolio and Equity Portfolio have been held for less than 60 days, the Fund will deduct a redemption fee on exchanged shares.

     The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

     You may buy, sell or exchange shares of a Fund on each day the New York Stock Exchange ("NYSE") is open at a price equal to its NAV next computed after it receives and accepts your order. The Funds calculate NAV once each day the NYSE is open for business (a "Business Day") as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern
     Time). To receive the NAV on any given day, the Fund must receive your order in good form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day if the NYSE is open for trading that day. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Funds will calculate NAV as of the earlier closing time.

     The Funds calculate their NAVs by adding the total value of their assets, subtracting their liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the "Board"). The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

     Although the Equity Portfolio invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Funds would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

     With respect to non-U.S. securities held by the International Equity Portfolio and Equity Portfolio, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by a Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

     Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

     When valuing fixed income securities with remaining maturities of more than 60 days, the Fixed Income Portfolio uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     You may buy or sell shares of the Funds through a financial intermediary (such as a financial planner or adviser). To buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. Your financial intermediary may charge additional transaction fees for its services.

     Certain financial intermediaries have agreements with each Fund that allow them to enter purchase or redemption orders on behalf of clients and customers. For your purchase to be effective, your intermediary must transmit it in a timely manner. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

IN-KIND TRANSACTIONS

     Under certain conditions and at a Fund's discretion, you may pay for shares of the Fund with securities instead of cash. In addition, the Funds may pay all or part of your redemption proceeds (in excess of $250,000) with securities instead of cash. In the event shares are redeemed in-kind, shareholders will generally bear market risks until the securities are converted into cash.

REDEMPTION FEES

     In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the International Equity Portfolio and Equity Portfolio charge a 1.00% redemption fee on redemptions of shares that have been held for less than 60 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, each Fund assumes that shares held by the investor the longest period of time will be sold first.

     The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. Each Fund requests financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Funds recognize that due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from a Fund's.

     Each Fund reserves the right to waive the redemption fee in its discretion where it believes such waiver is in the best interests of the Fund, including certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals.

PAYMENT OF REDEMPTION PROCEEDS

     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The Funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form, meaning that it is complete and contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

     The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to insure proper authorization.

     If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared, or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

TELEPHONE TRANSACTIONS

     The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Therefore, the Funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE TS&W PORTFOLIOS

PURCHASES

     At any time and without notice, the Funds may:

     o    Stop offering shares;

     o    Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction. For more information on the Funds' policies on excessive trading, see "Excessive Trading Policies and Procedures."

REDEMPTIONS

     At any time and without notice, the Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The Funds may suspend your right to redeem if:

     o    Trading on the NYSE is restricted or halted; or

     o The U.S. Securities and Exchange Commission allows the Funds to delay redemptions.

EXCHANGES

     The Funds may:

     o Modify or cancel the exchange program at any time on 60 days' written notice to shareholders;

     o    Reject any request for an exchange; or

     o Limit or cancel a shareholder's exchange privilege, especially when an investor is engaged in a pattern of excessive trading.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING POLICIES AND PROCEDURES

     The Funds are intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of each Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring each Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

     In addition, because the International Equity Portfolio invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a Fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares by virtue of their Fund share transaction, if those prices reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see "Calculating Your Share Price."

     The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than six "round trips" into or out of each Fund per calendar year. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund. Shareholders are also restricted from making more than eight exchanges (from one Fund to another Fund) a calendar year. If a shareholder exceeds these amounts, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders.

     o The Equity Portfolio and International Equity Portfolio assesses a redemption fee of 1.00% on redemptions by shareholders of Fund shares held for less than 60 days (subject to certain exceptions as discussed in "Redemption Fees").

     o Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

     Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions are exempt from these policies.

     Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds and their service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above. In addition, if you own your fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Funds. Please contact your financial intermediary for more information.


CUSTOMER IDENTIFICATION AND VERIFICATION

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

     What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

     The Funds are required by law to reject your new account application if the required identifying information is not provided.

     In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

     Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

     Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

     However, each Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If a Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

     Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SMALL ACCOUNTS

     The Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. (See "Buying Shares" for minimum initial investment amounts). This provision does not apply:

     o    To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.

     The Funds will provide you 30 days' written notice to allow you sufficient time to add to your account and avoid the sale of your shares.

DIVIDENDS AND DISTRIBUTIONS

     Normally, the Equity Portfolio distributes its net investment income quarterly, and the International Equity Portfolio distributes its net investment income annually. The Fixed Income Portfolio declares its net investment income daily and distributes it monthly. Each Fund distributes its net capital gains at least once a year. The Funds will automatically reinvest dividends and distributions in additional shares of a Fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

     The following is a summary of the federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the Funds.

TAXES ON DISTRIBUTIONS

     Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long- term capital gains distributions and distributions that are designated by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains. The TS&W Fixed Income Portfolio does not expect to distribute qualified dividend income. Once a year the Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 866-4TSW-FUN to find out when the Funds expect to make a distribution to shareholders.

     The TS&W International Equity Portfolio may be subject to foreign withholding taxes. The Fund may elect to treat such taxes as dividends, which might enable you to offset some of your U.S. federal income tax liability.

     Each sale or exchange of shares of a Fund may be a taxable event. For tax purposes, an exchange of shares of one TS&W Portfolio for another is the same as a sale.

     A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

     More information about taxes is in the Statement of Additional Information ("SAI").

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     In addition to its principal investment strategies, each Fund may use the investment strategies described below. Each Fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. More information concerning these and other investment practices and their risks can be found in the SAI.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

     The Equity Portfolio may invest up to 20% of its total assets in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

     Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

DERIVATIVES

     The Funds may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect their investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Funds' gains or losses. There are various factors that affect the Funds' ability to achieve their objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Funds could be negatively affected if the change in market value of their securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

SHORT-TERM INVESTING

     The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic market, political or other circumstances, the Funds may invest up to 100% of their assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent the Funds from achieving their investment objectives. The Funds will use a temporary strategy if the Adviser believes that pursuing the Funds' investment objective will subject it to a significant risk of loss. Each Fund has a non-fundamental policy requiring it to invest at least 80% of its net assets at the time of initial purchase in particular types of securities as described in the Fund's principal investment strategy and will not change its strategy without 60 days' prior written notice to shareholders. In addition to the temporary defensive measures discussed above, the Fund may temporarily deviate from this 80% policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions. When the Adviser pursues a temporary defensive strategy, a Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

INFORMATION ABOUT PORTFOLIO HOLDINGS

     The Funds generally publish a complete list of their portfolio holdings on a monthly basis, as of the end of the previous month. For example, each Fund's investments as of the end of January would ordinarily be published at the end of February. Each Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://sei2funds.seic.com/tsw. The information will generally remain available until replaced by new portfolio holdings information as described above. The Funds' investment adviser may exclude any portion of a Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Funds' Statement of Additional Information for a full description of the policies and procedures that govern disclosure of each Fund's portfolio holdings.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

     Thompson, Siegel & Walmsley, Inc., is a Virginia corporation located at 5000 Monument Avenue, Richmond, Virginia 23230. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis. As of December 31, 2006, the Adviser had approximately $7.6 billion in assets under management. The Adviser, an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation) has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970. Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc, a financial services company based in the United Kingdom.

     For its services, each Fund has agreed to pay the Adviser a management fee equal to 0.75%, 0.45% and 1.00% of the average daily net assets of the Equity Portfolio, Fixed Income Portfolio and International Equity Portfolio, respectively. In addition, the Adviser has voluntarily agreed to limit the total expenses of each Fund, (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.50%, 0.75% and 1.75% of the average daily net assets of the Equity Portfolio, Fixed Income Portfolio and International Equity Portfolio, respectively. To maintain these expense limits, the Adviser may waive all or a portion of its management fee and/or reimburse certain expenses of the Funds. The Adviser intends to continue its expense limitations until further notice, but may discontinue them at any time.

     Set forth in the table below are the management fees each Fund paid to the Adviser for its services during the most recent fiscal year, expressed as a percentage of average net assets.

                                        EQUITY    FIXED INCOME     INT'L EQUITY
                                      PORTFOLIO    PORTFOLIO        PORTFOLIO
     ===========================================================================
      Management Fee                    0.75%        0.45%            1.00%

     A discussion regarding the basis for the Board's approval of the Funds' investment advisory contract is available in the Funds' Semi-Annual Report dated April 30, 2006, which covers the period from November 1, 2005 to April 30, 2006.

PORTFOLIO MANAGERS

     The Funds are managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

     William M. Bellamy, CFA and Vice President, is jointly and primarily responsible for managing the Fixed Income Portfolio. Mr. Bellamy joined TS&W in 2002 and has over 19 years of investment experience. Before joining TS&W, Mr. Bellamy was a Vice President at Trusco Capital Management. Mr. Bellamy received a B.S. from Cornell University and an M.B.A. from Duke University.

     Paul A. Ferwerda, CFA and Senior Vice President, is jointly and primarily responsible for managing the Equity Portfolio and Fixed Income Portfolio. Mr. Ferwerda joined TS&W in 1987 and has over 24 years of investment experience. Mr. Ferwerda received a B.S. in Finance from Auburn University and an M.B.A. from Duke University, Fuqua School of Business.

     Elizabeth Cabell Jennings, CFA and Senior Vice President, is jointly and primarily responsible for managing the Equity Portfolio, International Equity Portfolio and Fixed Income Portfolio. Ms. Jennings joined TS&W in 1986 and has over 21 years of investment experience. Ms. Jennings received a B.A. from The College of William and Mary.

     John S. Pickler, CFA and Vice President, is jointly and primarily responsible for managing the Equity Portfolio. Mr. Pickler joined TS&W in 2002 and has over 29 years of investment experience. Prior to joining TS&W, Mr. Pickler was a Managing Member of Monument Park Advisors, LLC. Mr. Pickler received a B.S. from University of Virginia and an M.B.A. from Wake Forest University.

     Brandon H. Harrell, CFA and Vice President, is jointly and primarily responsible for managing the International Equity Portfolio. Mr. Harrell joined TS&W in 1995 and has over 19 years of investment experience. Mr. Harrell received a B.A. from Wake Forest University and an M.B.A. from George Mason University.

     H.B. Thomson, III, Senior Vice President, is jointly and primarily responsible for managing the Equity Portfolio, International Equity Portfolio and Fixed Income Portfolio. Mr. Thomson joined TS&W in 2001 and has over 27 years of investment experience. Prior to joining TS&W, Mr. Thomson was a Management Director and Senior Equity Research Analyst at First Union Securities, Inc. Mr. Thomson received an A.B. from Dartmouth College and an M.B.A. from Dartmouth College, The Amos Tuck School.

     Horace P. Whitworth, II, CFA, CPA and Managing Director, is jointly and primarily responsible for managing the Equity Portfolio, International Equity Portfolio and Fixed Income Portfolio. Mr. Whitworth joined TS&W in 1986 and has over 26 years of investment experience. Mr. Whitworth received a B.S. in Commerce from the University of Virginia.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Funds or their service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the Funds that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Funds. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Funds or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     The Funds may pay all or part of the fees paid to financial representatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The Funds do not pay these service fees on shares purchased directly. In addition, the Adviser and its affiliates may, at their own expense, pay financial representatives for these services.

     The Adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the Funds. The Adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the Funds.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the financial performance of each Fund for the past five fiscal years. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds assuming all dividends and distributions were reinvested. The information below relates to each Fund and its Predecessor Fund. On June 24, 2002, The Advisors' Inner Circle Fund is TS&W Equity Portfolio acquired all of the assets of the Predecessor Equity Fund, The Advisors' Inner Circle Fund is TS&W Fixed Income Portfolio acquired all of the assets of the Predecessor Fixed Income Fund and The Advisors' Inner Circle Fund TS&W International Equity Portfolio acquired all of the assets of the Predecessor International Equity Fund (together, the "Predecessor Funds"). PricewaterhouseCoopers LLP, independent registered public accounting firm, has audited each Fund's and its Predecessor Fund's information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the Annual Report of the Funds, which is available upon request by calling the Funds at 866-4TSW-FUN.

EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     YEARS ENDED OCTOBER 31,                   2006        2005            2004        2003       2002(1)
     ===================================================================================================
     Net Asset Value, Beginning of Year      $ 13.16      $ 11.82        $ 10.40     $  8.63     $  11.05
                                             -------      -------        -------     -------     --------
     Income from Operations:
       Net Investment Income                    0.12(2)      0.12(2)(3)     0.10(2)     0.08         0.07
       Net Realized and Unrealized
        Gain (Loss)                             1.54         1.35           1.41        1.77        (2.17)
                                             -------      -------        -------     -------     --------

        Total From Operations                   1.66         1.47           1.51        1.85        (2.10)
                                             -------      -------        -------     -------     --------

     Dividends and Distributions:
       Net Investment Income                   (0.10)       (0.13)         (0.09)      (0.08)       (0.07)
       Net Realized Gain                       (0.53)          --             --          --        (0.25)
                                             -------      -------        -------     -------     --------

        Total Dividends and Distributions      (0.63)       (0.13)         (0.09)      (0.08)       (0.32)
                                             -------      -------        -------     -------     --------

     Net Asset Value, End of Year            $ 14.19      $ 13.16        $ 11.82     $ 10.40      4  8.63
                                             =======      =======        =======     =======     ========

     Total Return+                            12.99%       12.49%         14.60%      21.49%      (19.68)%
                                             =======      =======        =======     =======     ========

       Ratios and Supplemental Data
         Net Assets, End of Year
           (Thousands)                       $50,490      $46,347        $47,135     $43,637     $ 43,736
       Ratio of Expenses to Average
         Net Assets                             1.31(4)      1.33%(4)       1.22%       1.24%        1.22%
       Ratio of Net Investment Income to
         Average Net Assets                     0.88%        0.91%(3)       0.85%       0.84%        0.62%
       Portfolio Turnover Rate                    46%          54%            31%         50%          33%

     + Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

     (1) On June 24, 2002, The Advisors' Inner Circle Fund's TS&W Equity Portfolio acquired the assets and liabilities of the UAM TS&W Equity Portfolio, a series of the UAM Funds, Inc. The operations of The Advisors' Inner Circle Fund's TS&W Equity Portfolio prior to acquisition were those of the Predecessor Fund, the UAM TS&W Equity Portfolio.

     (2) Per share calculations were performed using average shares for the year.

     (3) Net investment income per share and the net investment income ratio include $0.03 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

     (4) The Ratio of Expenses to Average net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.31% and 1.33% for the fiscal years ended October 31, 2006 and 2005, respectively.

Amounts designated as "--" are either $0 or have been rounded to $0.

FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------


     YEARS ENDED OCTOBER 31,                   2006        2005            2004        2003       2002(1)
     ===================================================================================================
     Net Asset Value, Beginning of Year      $ 9.96       $ 10.42        $ 10.63     $ 10.81     $ 10.81
                                             -------      -------        -------     -------     --------
     Income from Operations:
       Net Investment Income                    0.45(2)      0.35(2)        0.34(2)     0.38         0.47
       Net Realized and Unrealized
         Gain (Loss)                            0.05        (0.29)          0.14        0.04         0.01
                                             -------      -------        -------     -------     --------

         Total From Operations                  0.50         0.06           0.48        0.42         0.48
                                             -------      -------        -------     -------     --------

     Dividends and Distributions:
       Net Investment Income                   (0.45)       (0.37)         (0.34)      (0.38)       (0.48)
       Net Realized Gain                          --        (0.15)         (0.35)      (0.22)          --
                                             -------      -------        -------     -------     --------

          Total Dividends and Distributions    (0.45)       (0.52)         (0.69)      (0.60)       (0.48)
                                             -------      -------        -------     -------     --------

     Net Asset Value, End of Year            $ 10.01      $  9.96        $ 10.42     $ 10.63     $  10.81
                                             =======      =======        =======     =======     ========

     Total Return+                              5.19%++      0.55%          4.77%       3.94%        4.66%
                                             =======      =======        =======     =======     ========
       Ratios and Supplemental Data
         Net Assets, End of Year
           (Thousands)                       $35,322      $30,120        $29,864     $31,776     $ 38,212
       Ratio of Expenses to Average
         Net Assets                             0.85%(3)     1.13%(3)       0.98%       0.98%        1.03%
       Ratio of Expenses to Average Net
         Assets (Excluding Waivers)             1.11%        1.13%          0.98%       0.98%        1.03%
       Ratio of Net Investment Income
         to Average Net Assets                  4.57%        3.42%          3.27%       3.36%        4.49%*
       Portfolio Turnover Rate                    86%          82%            89%         88%          42%

     + Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

     ++ Total return would have been lower had the Adviser not waived a portion of its fees during the period.

     * The reclassification of paydown gains and losses had no per share effect. The portfolio's Ratio of Net Investment Income to Average Net Assets would have been 3.45% with the reclassification of paydown gains and losses for the year ended October 31, 2002.

     (1) On June 24, 2002, The Advisors' Inner Circle Fund's TS&W Fixed Income Portfolio acquired the assets and liabilities of the UAM TS&W Fixed Income Portfolio, a series of the UAM Funds, Inc. The operations of The Advisors' Inner Circle Fund's TS&W Fixed Income Portfolio prior to acquisition were those of the Predecessor Fund, the UAM TS&W Fixed Income Portfolio.

     (2) Per share calculations were performed using average shares for the year.

     (3) The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.85% and 1.13% for the fiscal years ended October 31, 2006 and 2005, respectively.

Amounts designated as "--" are either $0 or have been rounded to $0.

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     YEARS ENDED OCTOBER 31,                   2006        2005            2004        2003       2002(1)
     ===================================================================================================
     Net Asset Value, Beginning of Year      $ 14.83      $ 12.88        $ 11.66     $ 9.29      $ 10.68
                                             -------      -------        -------     -------     --------

     Income from Operations:
       Net Investment Income                    0.16(2)      0.11(2)        0.09(2)     0.08         0.04
       Net Realized and Unrealized
         Gain (Loss)                            4.17         1.92           1.21        2.31        (1.40)
                                             -------      -------        -------     -------     --------

         Total From Operations                  4.33         2.03           1.30        2.39        (1.36)
                                             -------      -------        -------     -------     --------
     Redemption Fees                              --           --+            --+         --+          --+
                                             -------      -------        -------     -------     --------
     Dividends and Distributions:
       Net Investment Income                   (0.08)       (0.08)         (0.08)      (0.02)       (0.03)
                                             -------      -------        -------     -------     --------

         Total Dividends and Distributions     (0.08)       (0.08)         (0.08)      (0.02)       (0.03)
                                             -------      -------        -------     -------     --------

     Net Asset Value, End of Year            $ 19.08      $ 14.83        $ 12.88     $ 11.66     $ 9.29
                                             =======      =======        =======     =======     ========

     Total Return++                            29.33%       15.82%         11.21%      25.78%      (12.78)%
                                             =======      =======        =======     =======     ========
       Ratios and Supplemental Data
         Net Assets, End of Year
           (Thousands)                       $70,503      $59,507        $58,430     $66,264      $63,655
       Ratio of Expenses to Average
         Net Assets                             1.61%(3)     1.63%(3)       1.51%       1.51%        1.45%
       Ratio of Net Investment Income to
         Average Net Assets                    0.96%         0.76%          0.74%       0.87%        0.33%
       Portfolio Turnover Rate                   74%          22%             20%         12%          22%

     +    Amount was less than $0.01 per share.

     ++ Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

     (1) On June 24, 2002, The Advisors' Inner Circle Fund's TS&W International Equity Portfolio acquired the assets and liabilities of the UAM TS&W International Equity Portfolio, a series of the UAM Funds, Inc. The operations of The Advisors' Inner Circle Fund's TS&W International Equity Portfolio prior to acquisition were those of the Predecessor Fund, the UAM TS&W International Equity Portfolio.

     (2) Per share calculations were performed using average shares for the year.

     (3) The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.61% and 1.63% for the fiscal years ended October 31, 2006 and 2005, respectively.

Amounts designated as "--" are either $0 or have been rounded to $0.

THE TS&W PORTFOLIOS

     Investors who want more information about the Funds should read the Funds' Annual and Semi-Annual Reports and the Funds' Statement of Additional Information (the "SAI"). The Annual and Semi-Annual Reports of the Funds provide additional information about its investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of each Fund during the last fiscal year. The SAI contains additional detailed information about the Funds and is incorporated by reference into (legally part of) this prospectus.

     Investors can receive free copies of the SAI, shareholder reports, the funds' privacy policy and other information about the Funds at www.tsw-ic.com. Investors can also receive these documents, as well as make shareholder inquiries by writing to or calling:

                              THE TS&W PORTFOLIOS
                                 PO BOX 219009
                             KANSAS CITY, MO 64121
                                  866-4TSW-FUN

     You can review and copy information about the Funds (including the SAI and the Annual and Semi-Annual Reports) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the U.S. Securities and Exchange Commission at 202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the U.S. Securities and Exchange Commission's Internet site at: http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the U.S. Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

The Trust's Investment Company Act of 1940 file number is 811-06400.


TSW-PS-001-0600

                                     [LOGO]

                               United Association
                                 S&P 500 Index






                               Class I & Class II


                                   PROSPECTUS


                                 March 1, 2007

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


UAF - PS - 016 - 0200

                               TABLE OF CONTENTS

                                                                            Page


Prospectus Summary . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . .2
Principal Investment Strategies and Risks . . . . . . . . . . . . . . . . . . .3
Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Fees and Expenses of the Fund . . . . . . . . . . . . . . . . . . . . . . . . .7
Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . .8
How Do I Invest in the Fund? . . . . . . . . . . . . . . . . . . . . . .  . . .9
Other Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . .18
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20
Additional Information About the Fund . . . . . . . . . . . .  . . . .Back Cover

No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by The Advisor's Inner Circle Fund (the "Trust") or its distributor in any jurisdiction where such an offering would not be lawful.

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE UNITED ASSOCIATION S&P 500 INDEX FUND -- In this Prospectus, we provide you with information on: the principal investment strategies of the United Association S&P 500 Index Fund (the "Fund"); the risks associated with investing in the Fund; management and services provided to the Fund; how to invest in the Fund; and other information.


"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Allegiant Asset Management Company (the "Adviser"). The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

PROXY VOTING POLICIES -- The Board of Trustees of the Trust (the "Board") has appointed a proxy consulting service to act as the Fund's agent in exercising its proxy voting rights subject to the general oversight by the Trustees. In addition, the Fund may also initiate shareholder proposals as recommended by this proxy service. Because the Fund is distributed primarily to the United Association of Journeymen and Apprentices of the Plumbing and Pipe Fitting Industry of the United States and Canada (the "UA") either through direct investment by UA members, or through investment by UA pension funds, the Trustees have considered the recommendations of the UA in appointing the Fund's proxy voting agent. For more information about the Fund's proxy voting practices, please refer to the SAI.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES -- The Fund's investment objective is to provide investment results that, before fund expenses, approximate the aggregate price and dividend performance of the securities included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P Fund 500 Index") by investing in securities comprising the S&P 500 Index. The S&P 500 Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets is invested in stocks included in the S&P 500 Index in approximately the same relative proportion as those stocks are held in the S&P 500 Index. The Fund's Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that employing certain active management strategies for a percentage of the Fund's assets, if successful, will result in net returns after expenses that may more closely approximate the returns of the S&P 500 Index. The Adviser may use S&P 500 derivatives designed to replicate the performance of the S&P 500 Index in addition to or in place of S&P 500 stocks when derivatives are cheaper than actual stocks. The value of S&P 500 derivatives closely track changes in the value of the index. The Fund may purchase a security that is scheduled to be included in the S&P 500 Index but prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the S&P 500 Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the S&P 500 Index with the goal of adding small incremental performance relative to the S&P 500 Index. Stocks that are held in very small proportions in the S&P 500 Index may be excluded from the Fund or held short if they are expected to underperform.


FUND SUMMARY

INVESTMENT GOAL:
TO APPROXIMATE, BEFORE
EXPENSES, THE INVESTMENT RESULTS OF
THE S&P 500 INDEX.

INVESTMENT FOCUS:
COMMON STOCKS OF LARGER ISSUERS

SHARE PRICE VOLATILITY:
(RELATIVE TO MUTUAL FUNDS GENERALLY)
HIGH

PRINCIPAL INVESTMENT STRATEGY:
INVESTING IN STOCKS THAT COMPRISE  THE S&P 500
INDEX.

INVESTOR PROFILE:
INVESTORS SEEKING
RETURNS SIMILAR TO
THE S&P 500 INDEX, WHO ARE WILLING
TO ACCEPT THE RISK OF INVESTING IN
EQUITY SECURITIES.

PRINCIPAL RISKS OF INVESTING -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles and therefore, the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that its market segment, the S&P 500 Index of common stocks, may underperform other equity market segments or the equity market as a whole.

Certain risks are associated with investing in futures and option contracts and other derivatives. The Fund may experience losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives. There is also a risk that an imperfect correlation may exist between the changes in the market value of the securities held by the Fund and the prices of futures and options on futures. Finally, because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put options can be more speculative than investing directly in securities.

The Fund's ability to duplicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. For additional information about risks, see the Fund's SAI.

No matter how good a job the investment manager does, you could lose money on your investment in the Fund.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY.

SHOULD I INVEST IN THE UNITED ASSOCIATION S&P 500 INDEX FUND?

The Fund may be appropriate for you if:


o you are seeking an investment that aims to provide capital appreciation over the long term,

o you can tolerate price fluctuations and volatility that are inherent in investing in a broad-based stock mutual fund, and


o    you wish to add a common stock fund to your existing investment portfolio.

PERFORMANCE
--------------------------------------------------------------------------------


Effective March 10, 2003, the Fund became successor to a separate mutual fund, the United Association S&P 500 Index Fund, a portfolio of Financial Investors Trust, a Delaware statutory trust (the "Former UA Fund"). The Former UA Fund was managed by the same Adviser that currently manages the Fund, and had identical or substantially similar investment objectives, policies, fees and expenses as the Fund. The performance information shown in the following bar chart and performance tables represents the performance of the Former UA Fund for the periods prior to March 10, 2003.

The following information illustrates some of the risks of investing in the Fund. The bar chart shows how performance of the Class I shares of the Fund has varied from year to year. Returns are based on past results and are not an indication of future performance.


ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006

                                  [Bar Chart]



         2001       2002       2003        2004       2005        2006
--------------------------------------------------------------------------------
       (12.09)%   (22.25)%    28.69%      10.79%      4.78%      15.93%


Class I shares' best return for a calendar quarter was 15.25% for the quarter ended 6/30/2003, and the lowest return for a calendar quarter was (17.27)% for the quarter ended 9/30/2002.

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDED DECEMBER 31, 2006)


                                                                 SINCE INCEPTION
                                              1 YEAR     5 YEARS    (3/1/2000)
--------------------------------------------------------------------------------
Class I:


  Return Before Taxes                         15.93%       6.13%        2.03%
  Return After Taxes on Distributions*        15.16%       5.68%        1.59%
  Return After Taxes on Distributions*
   and Sale of Fund Shares                    10.32%       5.08%        1.50%
Standard & Poor's 500 Index**                 15.80%       6.19%        2.20%


AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIODS ENDED DECEMBER 31, 2006)

                                                                 SINCE INCEPTION
                                              1 YEAR     5 YEARS   (3/27/2000)
--------------------------------------------------------------------------------
Class II:


  Return Before Taxes                         15.78%       6.03%        0.48%
  Return After Taxes on Distributions*        15.03%       5.52%        0.00%
  Return After Taxes on Distributions*
   and Sale of Fund Shares                    10.22%       4.92%        0.13%
Standard & Poor's 500 Index**                 15.80%       6.19%        0.83%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

** The Standard & Poor's 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market. The Index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, taxes, brokerage commissions, or other expenses of investing. Index comparison for Class I shares begin on 2/29/00. Index comparisons for Class II shares begin on 3/31/00.

+ Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

The information in this section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)       CLASS I     CLASS II
----------------------------------------------------------------------------------------
Maximum Sales Load                                                 None        None
Maximum Deferred Sales Charge                                      None        None
Redemption Fee                                                     None        None
Exchange Fee                                                       None        None
Account Maintenance Fee (for accounts under $10,000)               None    $2.50/quarter
----------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)                                       CLASS I     CLASS II
----------------------------------------------------------------------------------------
Management Fees*                                                  0.095%       0.095%
Distribution (12b-1) Fees**                                       None         0.05%
Acquired Fund Fees and Expenses                                   0.00%***     0.00%***
Other Expenses                                                    0.075%       0.075%
Total Annual Fund Operating Expenses****                          0.17%        0.22%
----------------------------------------------------------------------------------------

* Effective April 14, 2006, Management Fees for the Fund are 0.095% based on the average daily net assets of the Fund. Prior to April 14, 2006, Management Fees for the Fund were 0.01% for the first $2.5 billion and 0.005% of amounts over $2.5 billion, based on the average daily net assets of the Fund. On April 14, 2006, Fund shareholders approved the management fees reflected above. As a result, the total annual operating expenses in this table are different from those in the financial highlights table on pages 20 and 21.
** The Fund is permitted to reimburse up to 0.10% of the average net assets of the Fund that are attributable to Class II shares on an annual basis pursuant to the Fund's Rule 12b-1 Plan. During the most recently completed fiscal year, the Fund limited this amount to 0.05%.
***      Represents less than 0.01%.
**** The actual total Fund operating expenses for Class I and Class II shares for the most recently completed fiscal year were less than the amount shown above because the Adviser of the combined effect of the lower Management Fee for the portion of the fiscal year prior to April 14, 2006, and the Adviser's voluntary agreement to waive 0.04% of its Management Fee for the remainder of the fiscal year. The Adviser may discontinue all or part of this waiver at any time.

         As a result, the actual total annual Fund operating expenses were as follows:




     Class I                   0.10%
     Class II                  0.16%


For more information about these fees, see "Investment Adviser" and "Distribution Plan."

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year and that the Fund's operating expenses will remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             One Year   Three Years   Five Years   Ten Years
Class I        $13         $42           $ 73        $166
Class II       $18         $58           $101        $230


INVESTMENT ADVISER
--------------------------------------------------------------------------------


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. As of December 31, 2006, the Adviser had approximately $29 billion in assets under management.

The Adviser, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the investment adviser to the Fund. Effective April 14, 2006, the Fund pays the Adviser an advisory fee at an annualized rate of 0.095% based on the Fund's average daily net assets. As of this date, the Adviser has voluntarily agreed to waive 0.04% of its investment advisory fee. Prior to April 14, 2006, Management fees for the Fund were 0.01% for the first $2.5 billion and 0.005% of amounts over $2.5 billion, based on the average daily net assets of the Fund. During its most recent fiscal year, the Fund paid the Adviser an annual advisory fee of 0.03% based on the Fund's average daily net assets. The actual total annual Fund operating expenses for Class I and Class II shares were less than the amount shown because the Fund's Adviser has voluntarily agreed to waive a portion of its fees. With this fee waiver, the actual total annual Fund operating expenses for the most recently completed fiscal year were 0.10% and 0.16% for Class I and Class II shares, respectively. The Adviser may discontinue all or part of its waiver at any time. A discussion regarding the basis of the Board's approval of the Fund's investment advisory contract and current advisory fee can be found in the Fund's Semi-Annual Report dated April 30, 2006, which covers the period from November 1, 2005 to April 30, 2006.


PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.


Rita Ontko joined the Adviser in 1996 and has over 13 years of investment experience. Ms. Ontko received a B.S.B.A. from the University of Akron.

Hitesh Patel, Ph.D., joined the Adviser in 2005 and has 21 years of quantitative research and portfolio management experience. Dr. Patel received his B.S. in Pharmacy from the University of Gujarat, M.S. in Pharmaceutical Chemistry from Bombay University and his Ph.D. in Medical Chemistry from the University of Illinois in Chicago.

Chen Chen joined the Adviser in 2005 and has 2 years of experience in quantitative research. Ms. Chen holds a B.S. in Mathematics from Nanjing University, an M.S. in Econometrics from Fudan University, and a Ph.D. in Business Statistics from the University of Illinois in Chicago.


HOW DO I INVEST IN THE FUND?
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES -- The Fund offers Institutional Shares ("Class I" shares) that are designed to give organizations, pension funds and other entities (non-natural persons) or financial institutions acting in a fiduciary or agency capacity for such entities, a convenient means of accumulating an interest in the Fund. Class I shares are not designed for individuals and have a minimum initial investment requirement of $500,000.

MINIMUM INITIAL INVESTMENT                          CLASS I      CLASS II
--------------------------------------------------------------------------------
New Account                                         $500,000      $1,000
IRA Account                                           n/a         $1,000
Systematic Investment Program                         n/a          $100
Systematic Withdrawal Plan                            n/a         $10,000

RETAIL SHARES -- The Fund also offers retail shares ("Class II" shares). Class II shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. Class II shares have a $1,000 minimum initial investment requirement and offer additional services for the individual investor. Class II shares also incur distribution fees and account maintenance fees (for accounts under $10,000).

HOW ARE INVESTMENTS MADE?

As described below, you may purchase shares of the Fund directly from the Fund, or through an authorized broker or investment adviser. Your orders for the purchase of shares will be executed at the net asset value per share ("NAV") next determined after an order has been received in good form. Your payment will be invested in full and fractional shares of the Fund. You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Orders transmitted to the Fund in proper form prior to the close of business (normally, 4:00 p.m. Eastern Time) will be executed that day. You will not receive certificates for shares that you purchase. The Fund's transfer agent maintains records of each shareholder's holdings of Fund shares. Your initial investment in the Fund must be preceded or accompanied by a completed, signed application.

All purchases, redemptions and exchanges in qualified retirement accounts, such as IRAs, must be in writing.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on excessive trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

HOW ARE FUND SHARES VALUED?

The price at which you buy and sell Fund shares is the share price or NAV. The NAV for each Class of shares in the Fund is determined by adding the value of each Class' proportional share of the Fund's investments, cash and other assets, deducting each Class' proportional share of liabilities, and then dividing that value by the total number of the shares outstanding in that Class. The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the NYSE closes early - such as on days in advance of certain generally observed holidays
- the Fund will calculate NAV as of the earlier closing time.


In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.


Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.


INVESTING DIRECTLY WITH THE FUND

You can invest in the Fund directly by using any of the methods described below:

BY MAIL. Make your check payable to the UA S&P 500 Index Fund and mail it, along with the Account Application (if your purchase is an initial investment). Third party and foreign checks will not be accepted. For existing accounts please include the Fund name and your account number on all checks. The check should be mailed to:

   UA S&P 500 Index Fund
   PO Box 8635
   Boston, MA 02266-8635

BY WIRE. You may purchase shares by wire transfer from your bank account to your UA S&P 500 Index Fund account. There is a $1,000 minimum for purchase by wire. To place a purchase by wire, please call 888-766-8043 to speak with a representative. To initiate your wire transaction, contact your depository institution and instruct them to wire Federal Funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) to:

   State Street Bank & Trust Co.
   ABA # 011000028
   Account# 99056079 credit UA S&P 500 Index Fund
   (Account Registration)
   (Account Number)
   (Wire Control Number)


INVESTING THROUGH YOUR BROKER OR INVESTMENT ADVISER

To purchase shares through authorized brokers and investment advisers, simply complete an Account Application and contact your broker or investment adviser with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf. Authorized brokers and investment advisers may impose additional requirements and charges for the services rendered.

Your orders received by the Fund prior to the close of business (normally, 4:00 p.m. Eastern Time) will be executed that day. Brokers who receive your orders are obligated to transmit them promptly. You will receive written confirmation of your order within a few days of receipt of instructions from your broker.

HOW DO I REDEEM FUND SHARES?

Shareholders may redeem their shares, in whole or in part, on each Business Day. Shares will be redeemed at the NAV next determined after a proper redemption request has been received by the Fund in good form, meaning that it is complete and contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.).

A redemption is a tax reportable transaction and any gain or loss is a taxable event. See the section entitled "WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?" later in this Prospectus for more information.

Where the shares to be redeemed have been purchased by check or by Automated Clearing House ("ACH") through the Automatic Investment Program, the payment of redemption proceeds may be delayed until the purchase has cleared. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day. The Fund may, however, take up to seven days to make payment. Also, if the NYSE is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or if an emergency condition, as determined by the SEC, merits such action, the Fund may suspend redemptions or postpone payment dates beyond the normal seven day redemption period.

To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone or bank transfer redemptions. It may be difficult to make contact by telephone during periods of severe market or economic change. Shareholders should consider alternative methods of communication during such times. You can redeem your shares using any of the methods described below:

REDEEMING YOUR SHARES DIRECTLY FROM THE FUND

BY MAIL. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include:

     o the Fund name and account registration from which you are redeeming shares;

     o    your account number;

     o    the amount to be redeemed; and

     o an authorized signature along with a signature guarantee (if required).

A signature guarantee is designed to protect you, the Fund, and its agents from fraud. Your written request requires a signature guarantee if the check is being mailed to an address that has been changed within the last 30 days, if the check is not being mailed to the address on your account, or if the check is not being made out to the account owner. A bank or other financial institution that participates in one of the medallion signature programs should be able to provide you with a signature guarantee. A signature guarantee may not be provided by a notary public.

The transfer agent will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors-- these include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The guarantee must appear on the same document as the signature's being guaranteed and as close as practicable to the endorsement.

To obtain the guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires.

The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a guarantee, nor can we accept a comparison guarantee, a handwritten signature guarantee, or a non-Medallion guarantee stamp.


BY TELEPHONE. If you have established the telephone redemption privilege on your Account Application, you may redeem your shares by calling the Fund at 1-888-766-8043. You should be prepared to give the telephone representative the following information:


     o    your account number, social security number, and account registration;

     o    the Fund name from which you are redeeming shares;

     o    the amount to be redeemed; and

     o    PIN numbers (Class I only).

The telephone conversation may be recorded to protect you and the Fund. The Fund employs reasonable procedures to confirm that instructions communicated to its representatives by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. However, if the Fund acts on instructions it reasonably believes to be genuine, you will bear the loss.

You cannot redeem shares held in IRAs via the telephone.

REDEEMING YOUR SHARES USING AN AUTHORIZED BROKER OR INVESTMENT ADVISER

You may redeem your shares by contacting your authorized broker or investment adviser and instructing them to redeem your shares. They will then contact the Fund and place a redemption order on your behalf.

METHODS OF REDEMPTION PAYMENTS

By Check. Unless otherwise instructed, a check will be issued to the address of record on your account. For your protection, telephone redemptions by check will be suspended for a period of 30 days following an address change given over the telephone.

By Wire. You may instruct the Fund to send your redemption proceeds via Federal wire ($1,000 minimum per transaction) to your personal bank.

Wire redemptions can be made only if the privilege has been established on your Account Application and you have attached a copy of a voided check. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the transfer agent. Your bank may charge you a fee for receiving a wire payment on your behalf.

LARGE REDEMPTIONS

It is important that you call the Fund before you redeem a large dollar amount. The Fund must consider the interests of all Fund shareholders and so reserves the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operations or performance. If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in-kind, i.e., in securities, rather than in cash. In the event shares are redeemed in-kind, investors will generally bear additional transaction costs and market risks until the securities are converted into cash.

INVOLUNTARY SALES OF YOUR SHARES


If your Class II account balance drops below $500 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to allow you sufficient time to add to your account and avoid the sale of your shares.

WHAT ADDITIONAL SERVICES ARE OFFERED BY CLASS II?

AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program offers a simple way to establish and maintain a consistent investment program. You may arrange automatic transfers (minimum $50 per transaction) from your bank account to your Fund account on a periodic basis by simply completing the Automatic Investment Program section of your Account Application. When you participate in this program, the minimum initial investment in the Fund is $100. You may change the amount of your automatic investment, skip an investment, or stop the Automatic Investment Program by calling the Fund at 888-766-8043 at least seven business days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund account balance is $10,000 or more, you may elect to have periodic redemptions made from your account on a monthly, quarterly, semi-annual, or annual basis by completing the Systematic Withdrawal Plan section of the Account Application. The minimum periodic withdrawal is $100 and the transaction normally will be executed on the fifth or twentieth day of the selected month(s). You may request that these payments be sent to a predesignated bank account or other designated party. Depending on the size of the payment requested and fluctuation in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust your account. If a shareholder participates in the Systematic Withdrawal Plan, all dividends are automatically reinvested unless the shareholder directs otherwise.

INDIVIDUAL RETIREMENT ACCOUNTS. The Fund may be used as a funding medium for traditional and Roth IRAs. In addition, a traditional or Roth IRA may be established through a custodial account with the Fund. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $1,000. Contributions to IRAs are subject to the limits and conditions established by the Internal Revenue Service. For more information, call the Fund at 888-766-8043 or your tax adviser.

Additional account level fees are imposed for IRA accounts.

WHAT STATEMENT AND REPORTS DO I RECEIVE FROM THE FUND?

You will receive a quarterly statement, and a confirmation after every transaction that affects your share balance or account registration. A statement with tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial statements. Please write to the Fund at United Association Funds, PO Box 8635, Boston, MA 02266-8635 or call the Fund at 888-766-8043 to request additional copies of these reports.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Fund, if any, are declared and paid quarterly.

FEDERAL TAXES. Distributions of capital gains from the sale of assets held by the Fund for more than one year are generally taxable to shareholders at the applicable long- term capital gains rate, regardless of how long they have owned their Fund shares. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Distributions from other sources are generally taxed as ordinary income. A portion of the Fund's dividends may qualify for the dividends-received deduction for corporations and for the lower tax rates on qualified dividend income for individuals. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November, or December and paid in January are taxable as if paid on December 31. The Fund will send each shareholder an IRS Form 1099-DIV by January 31.

"BUYING A DIVIDEND." When shares are purchased just before a distribution ("buying a dividend"), the share price will reflect the amount of the upcoming distribution. Consequently, a portion of the share price will be received back as a taxable distribution.

OTHER TAX INFORMATION. The information above is only a summary of some of the Federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences generally affecting the Fund and its shareholders. In addition to Federal tax, distributions may be subject to state or local taxes. Shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Fund is suitable given your particular tax situation.

When you sign your Account Application, you will be asked to certify that your taxpayer identification number is correct, that you are not subject to backup withholding for failing to report income to the IRS, and that you are a U.S. person. If you do not comply with IRS regulations, the IRS can require the Fund to withhold a portion of taxable distributions from your account.

OTHER POLICIES
--------------------------------------------------------------------------------

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.


The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than six "round trips" into or out of the Fund per sixty days. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions are exempt from these policies.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund (e.g. 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund (e.g. 96 hours), which may change from time to time. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

INFORMATION ABOUT PORTFOLIO HOLDINGS


The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund's investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://sei2funds.seic.com/allegiant. The information will generally remain available until replaced by new portfolio holdings information as described above. The Fund's investment adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. Please consult the Fund's Statement of Additional Information for a full description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

DISTRIBUTION PLAN


The Fund has adopted a distribution plan that allows the Fund to reimburse the Fund's distributor for distribution and service expenses incurred in the sale and distribution of its Class II shares, and for services provided to Class II shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For Class II shares of the Fund, the maximum annual distribution fee under the Plan is 0.10% of the average daily net assets of the Fund. The Fund has voluntarily agreed to limit this amount to 0.05% for the current fiscal year.


SEI Investments Distribution Co. (the "Distributor") may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

[This Page Intentionally Left Blank]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On March 10, 2003, the Advisors' Inner Circle Fund UA S&P 500 Index Fund acquired all of the assets of the Financial Investors Trust UA S&P 500 Index Fund (the "predecessor fund"). PricewaterhouseCoopers LLP, an independent


                                                                         CLASS I


                                                                               For the
                                   For the       For the         For the       Period        For the      For the
                                    Year           Year           Year          May 1,        Year         Year
                                    Ended          Ended          Ended        2003 to        Ended        Ended
                                 October 31,    October 31,    October 31,    October 31,    April 30,    April 30,
                                    2006           2005           2004          2003(4)       2003(3)       2002
                                 ------------------------------------------------------------------------------------
Net asset value -
beginning of period                  $8.73          $8.21          $7.63          $6.66        $7.83        $9.09
                                 ------------------------------------------------------------------------------------
  Net investment income               0.17(5)        0.18(5),(7)    0.13(5)        0.06         0.11         0.11
  Net realized and
   unrealized gain (loss)
   on investments                     1.25           0.53           0.58           0.97        (1.17)       (1.26)
                                 ------------------------------------------------------------------------------------
Total from operations                 1.42           0.71           0.71           1.03        (1.06)       (1.15)
  Dividends from net
   investment income                 (0.18)         (0.19)         (0.13)         (0.06)       (0.11)       (0.11)
  Distributions from net
   realized gain                        --             --             --             --           --        (0.00)(2)
                                 ------------------------------------------------------------------------------------
Total dividends and
 distributions                       (0.18)         (0.19)         (0.13)         (0.06)       (0.11)       (0.11)
Net asset value -
 end of period                       $9.97          $8.73           $8.21         $7.63        $6.66        $7.83
                                 ------------------------------------------------------------------------------------
Total Return+                        16.39%          8.61%          9.39%         15.54%      (13.50)%     (12.71)%
                                 ====================================================================================
Net assets - end of
 period (000)                     $347,477       $494,040       $827,157       $602,289     $588,058     $687,601
                                 ====================================================================================

Ratio of expenses to
 average net assets                   0.10%(6)       0.07%(6)       0.06%          0.05%(1)     0.10%        0.10%
                                 ====================================================================================
Ratio of expenses to
 average net assets
 (Excluding Waivers and
 Fees Paid Indirectly)                0.13%          0.07%          0.07%          0.06%(1)     0.12%        0.12%
                                 ====================================================================================
Ratio of net investment
 income to average net
 assets                               1.80%          2.08%7         1.62%          1.71%(1)     1.68%       1.28%
                                 ====================================================================================
Portfolio turnover rate              13.00%         10.00%          8.00%          3.00%       32.00%      15.00%
                                 ====================================================================================


+ Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1    Annualized.

2    The amount represents less than $0.01 per share.

3 On March 10, 2003, The Advisors' Inner Circle Fund United Association S&P 500 Index Fund acquired the assets of the Financial Investors Trust United Association S&P 500 Index Fund, a series of the Financial Investors Trust Funds. The operations of the Advisors' Inner Circle Fund United Association S&P 500 Index Fund prior to the acquisition were those of the predecessor fund, the Financial Investors Trust United Association S&P 500 Index Fund.

     registered public accounting firm, has audited the Fund's information for the fiscal years ended October 31, 2004, 2005 and 2006. The information for the prior periods has been audited by a precedessor independent registered public accounting firm. The financial statements and unqualified opinion of PricewaterhouseCoopers LLP are included in the Annual Report of the Fund, along with the Fund's financial statements, which are available upon request by calling the Fund at 888-766-8043.

     Selected data for a share of beneficial interest outstanding throughout the periods shown below:

                                        CLASS II

                                               For the
 For the       For the        For the          Period        For the      For the
   Year          Year           Year            May 1,        Year          Year
  Ended         Ended           Ended          2003 to        Ended        Ended
October 31,    October 31,    October 31,     October 31,   April 30,    April 30,
  2006           2005           2004            2003(4)       2003(3)      2002
------------------------------------------------------------------------------------
    $8.72          $8.20          $7.63          $6.66        $7.82        $9.09
------------------------------------------------------------------------------------
     0.16(5)        0.17(5),(7)    0.13(5)        0.06         0.11         0.10

     1.25           0.53           0.57           0.97        (1.17)       (1.26)
------------------------------------------------------------------------------------
     1.41           0.70           0.70           1.03        (1.06)       (1.16)
    (0.17)         (0.18)         (0.13)         (0.06)       (0.10)       (0.11)
       --             --             --             --           --        (0.00)(2)
------------------------------------------------------------------------------------
    (0.17)         (0.18)         (0.13)         (0.06)       (0.10)       (0.11)
    $9.96          $8.72          $8.20          $7.63        $6.66        $7.82
------------------------------------------------------------------------------------
    16.35%          8.56%          9.20%         15.51%      (13.45)%     (12.86)%
====================================================================================
   $9,981         $8,850         $8,388        $15,614      $12,825       $6,220
====================================================================================
     0.16%(6)       0.12%(6)       0.11%          0.10%(1)     0.19%        0.15%
====================================================================================
     0.18%          0.12%          0.11%          0.11%(1)     0.21%        0.22%
====================================================================================
     1.74%          1.98%(7)       1.58%          1.66%(1)     1.61%        1.24%
====================================================================================
    13.00%         10.00%          8.00%          3.00%       32.00%       15.00%
====================================================================================


4 For the six month period ended October 31, 2003. The Fund changed its fiscal year end from April 30 to October 31.

5    Per share data calculated using the average shares method.


6 The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, there would have been no effect on the ratio.

7 Net investment income per share and the ratio of net investment income to average net assets includes $0.03 and 0.34%, respectively, resulting from a special dividend from Microsoft in November 2004.


Amounts designated as "-" are $0.

                          ADDITIONAL INFORMATION ABOUT
                   THE UNITED ASSOCIATION S&P 500 INDEX FUND



You can request other information, including the Fund's SAI, Annual Report, or Semi- Annual Report, free of charge, by contacting the Fund at 1-888-766-8043 or by writing to United Association Funds, PO Box 8635, Boston, MA 02266-8635. These documents are also available on the Fund's website at www.uafund.com. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

The SAI dated March 1, 2007, provides detailed information about the Fund and is incorporated into this Prospectus by reference, which means that it is legally part of the Prospectus. You may review and copy, upon payment of a duplicating fee, the Fund's SAI, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Copies of this information may also be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 1-202-942-8090.


ADMINISTRATOR

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS


                                  MARCH 1, 2007

                             WHG LARGECAP VALUE FUND
                                WHG SMIDCAP FUND
                           WHG INCOME OPPORTUNITY FUND
                                WHG BALANCED FUND


                              INSTITUTIONAL SHARES

                               INVESTMENT ADVISER:
                            WESTWOOD MANAGEMENT CORP.

   THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS


The WHG LargeCap Value Fund, WHG SMidCap Value Fund, WHG Income Opportunity Fund, and WHG Balanced Fund (each, a "Fund", and collectively, the "Funds") are each a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Institutional Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                  PAGE
                                                                  ----
     WHG LARGECAP VALUE FUND........................................1
         FUND INVESTMENT OBJECTIVE..................................1
         PRINCIPAL INVESTMENT STRATEGIES............................1
         PRINCIPAL RISKS OF INVESTING IN THE FUND...................1
         PERFORMANCE INFORMATION....................................3
         FUND FEES AND EXPENSES.....................................3
     WHG SMIDCAP VALUE FUND.........................................5
         FUND INVESTMENT OBJECTIVE..................................5
         PRINCIPAL INVESTMENT STRATEGIES............................5
         PRINCIPAL RISKS OF INVESTING IN THE FUND...................5
         PERFORMANCE INFORMATION....................................6
         FUND FEES AND EXPENSES.....................................7
     WHG INCOME OPPORTUNITY FUND....................................9
         FUND INVESTMENT OBJECTIVE..................................9
         PRINCIPAL INVESTMENT STRATEGIES............................9
         PRINCIPAL RISKS OF INVESTING IN THE FUND...................9
         PERFORMANCE INFORMATION....................................11
         FUND FEES AND EXPENSES.....................................12
     WHG BALANCED FUND..............................................14
         FUND INVESTMENT OBJECTIVE..................................14
         PRINCIPAL INVESTMENT STRATEGIES............................14
         PRINCIPAL RISKS OF INVESTING IN THE FUND...................15
         PERFORMANCE INFORMATION....................................16
         FUND FEES AND EXPENSES.....................................17
     MORE INFORMATION ABOUT PRINCIPAL RISKS.........................18
     MORE INFORMATION ABOUT FUND INVESTMENTS........................19
     INFORMATION ABOUT PORTFOLIO HOLDINGS...........................19
     INVESTMENT ADVISER.............................................19
     PORTFOLIO MANAGERS.............................................20
     HISTORICAL PERFORMANCE DATA OF THE ADVISER.....................23
     PURCHASING AND SELLING FUND SHARES.............................31
     SHAREHOLDER SERVICING ARRANGEMENTS.............................35
     OTHER POLICIES.................................................36
     DIVIDENDS AND DISTRIBUTIONS....................................38
     TAXES..........................................................38
     HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS..............Back Cover

                             WHG LARGECAP VALUE FUND


FUND INVESTMENT OBJECTIVE


The investment objective of the WHG LargeCap Value Fund is to seek long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of net assets in common stocks and other equity securities of large companies that have a market capitalization within the range of the companies comprising the Russell 1000 Value Index. This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The equity securities in which the Fund invests will be primarily common stocks, but may also include shares of large-cap stocks of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). The Fund will generally invest in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs").

The Fund invests in approximately 40-60 securities with attractive valuations. In selecting investments for the Fund, Westwood Management Corp. (the "Adviser") utilizes a value style of investing in which it chooses common stocks that it believes are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company's fundamentals that negatively impacts the original investment thesis. The Adviser will not necessarily sell a security that has depreciated below the stated market capitalization defined above.


PRINCIPAL RISKS OF INVESTING IN THE FUND

A shareholder's investment in the Fund, like all mutual funds, is subject to the risk that the shareholder could lose money on his or her investment. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


FOREIGN COMPANY RISK - Investing in foreign companies, including direct investments and through ADRs which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.

INVESTMENT STYLE RISK - The Fund pursues a "value style" of investing. Value investing focuses on companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

INVESTMENTS IN ETFS - To the extent the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. Similar to REITs, ETFs incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses.


REIT RISK - REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.


ROYALTY TRUST RISK - The Fund may invest in royalty trusts, which are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

MLP RISK - MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.


PERFORMANCE INFORMATION


The Fund does not have a full calendar year of performance, and therefore, has no performance information; however, the Adviser manages separate accounts with substantially similar investment objectives and policies as the Fund. For more information about these similar accounts, including performance information, see "Historical Performance Data of the Adviser."


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


--------------------------------------------------------------------------------------------- ---------------
                                                                                              INSTITUTIONAL
                                                                                                  SHARES
--------------------------------------------------------------------------------------------- ---------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)               None
--------------------------------------------------------------------------------------------- ---------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                          None
--------------------------------------------------------------------------------------------- ---------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a          None
percentage of offering price)
--------------------------------------------------------------------------------------------- ---------------
Redemption Fee (as a percentage of amount redeemed, if applicable)*                                None
--------------------------------------------------------------------------------------------- ---------------

* Your proceeds can be wired to your bank account (subject to a $10 fee), by ACH, or by check to address of record.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------ ------------------------------------------------
                                                                          INSTITUTIONAL SHARES
------------------------------------------------------------ ------------------------------------------------
Investment Advisory Fees                                                          0.75%
------------------------------------------------------------ ------------------------------------------------
Other Expenses                                                                    2.64%
------------------------------------------------------------ ------------------------------------------------
Acquired Fund Fees and Expenses                                                   0.00%*
                                                                                  ----
------------------------------------------------------------ ------------------------------------------------
Total Annual Operating Expenses**                                                 3.39%
------------------------------------------------------------ ------------------------------------------------

*    Represents less than 0.01%.
** The actual total annual Fund operating expenses for the recently completed fiscal year were less than the amount shown above because the Adviser has voluntarily agreed to waive fees and reimburse expenses in order to keep total annual Fund operating expenses (not including fund acquired fund fees and expenses) from exceeding 1.00% of the Fund's average daily net assets. The Adviser may discontinue all or part of its waiver at any time.

     With this fee waiver, the actual total annual Fund operating expenses (not including fund acquired fund fees and expenses) were as follows:

                  WHG LargeCap Value Fund                     1.00%


For more information about Investment Advisory Fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions.* Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:


------------------------------ -------------------- --------------------- -----------------------
           1 YEAR                    3 YEARS              5 YEARS                10 YEARS
------------------------------ -------------------- --------------------- -----------------------
            $342                     $1,042                $1,765                 $3,676
------------------------------ -------------------- --------------------- -----------------------

* THE COST FIGURES IN THE EXAMPLE ARE BASED ON THE FUND'S TOTAL ANNUAL FUND OPERATING EXPENSES, WHICH DO NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.

                                WHG SMIDCAP FUND



FUND INVESTMENT OBJECTIVE


The investment objective of the WHG SMidCap Fund is to seek long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small- and mid-cap companies. The Fund considers small- and mid-cap companies to be those companies with market capitalizations between $500 million and $10 billion at the time of purchase. This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange - traded funds ("ETFs"). The Fund generally invests in securities of domestic companies, but may also invest in foreign securities and American Depositary Receipts ("ADRs").

The Fund invests in approximately 45-60 securities, which are well diversified among market sectors. In selecting investments for the Fund, the Adviser utilizes a value style of investing in which it chooses common stocks that they believe are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target; a change to a company's fundamentals that make the risk/reward profile unattractive; or a need to improve the overall risk/reward profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the stated market capitalization range defined above.


PRINCIPAL RISKS OF INVESTING IN THE FUND

A shareholder's investment in the Fund, like all mutual funds, is subject to the risk that the shareholder could lose money on his or her investment. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALLER CAPITALIZATION COMPANY RISK - The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


FOREIGN COMPANY RISK - Investing in foreign companies, including direct investments and through ADRs which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.


INVESTMENT STYLE RISK - The Fund pursues a "value style" of investing. Value investing focuses on companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

INVESTMENTS IN ETFS - To the extent the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. Similar to REITs, ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the Fund's performance for the most recent calendar year.

                  2006                         20.60%

                BEST QUARTER                WORST QUARTER
                   9.13%                       (1.65)%
                (3/31/2006)                  (6/30/2006)

In addition, the Adviser also manages separate accounts and commingled funds with substantially similar investment objectives and policies as the Fund. For more information about these similar accounts, including performance information, see "Historical Performance Data of the Adviser."

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006 TO THOSE OF THE RUSSELL 2500 INDEX.

                                                                                SINCE
                                                                1 YEAR        INCEPTION*
----------------------------------------------------------- --------------- ---------------
FUND RETURN BEFORE TAXES                                        20.60%          19.54%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS                        19.99%          18.96%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND                    13.39%          16.29%
    SALE OF FUND SHARES
RUSSELL 2500 INDEX                                              16.17%          16.17%

----------
*    Inception date is 12/19/2005. Index comparisons begin on December 31, 2005.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. All Russell indexes are subsets of the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------------------- ----------------
                                                                                               INSTITUTIONAL
                                                                                                  SHARES
--------------------------------------------------------------------------------------------- ----------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)               None
--------------------------------------------------------------------------------------------- ----------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                          None
--------------------------------------------------------------------------------------------- ----------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a          None
percentage of offering price)
--------------------------------------------------------------------------------------------- ----------------
Redemption Fee (as a percentage of amount redeemed, if applicable)*                                None
--------------------------------------------------------------------------------------------- ----------------

* Your proceeds can be wired to your bank account (subject to a $10 fee), by ACH, or by check to address of record.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------ -----------------------------------------------
                                                                          INSTITUTIONAL SHARES
------------------------------------------------------------ -----------------------------------------------
Investment Advisory Fees                                                         0.75%
------------------------------------------------------------ -----------------------------------------------
Other Expenses                                                                   2.45%
------------------------------------------------------------ -----------------------------------------------
Acquired Fund Fees and Expenses                                                  0.00%*
                                                                                 ----
------------------------------------------------------------ -----------------------------------------------
Total Annual Operating Expenses**                                                3.20%
------------------------------------------------------------ -----------------------------------------------

*    Represents less than 0.01%.
** The actual total annual Fund operating expenses for the recently completed fiscal year were less than the amount shown above because the Adviser has voluntarily agreed to waive fees and reimburse expenses in order to keep total annual Fund operating expenses (not including fund acquired fund fees and expenses) from exceeding 1.25% of the Fund's average daily net assets. The Adviser may discontinue all or part of its waiver at any time.

         With this fee waiver, the actual total annual Fund operating expenses (not including fund acquired fund fees and expenses) were as follows:

                  WHG SMidCap Fund                           1.25%

For more information about Investment Advisory Fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions.* Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:

------------------------------ -------------------- --------------------- -----------------------
           1 YEAR                    3 YEARS              5 YEARS                10 YEARS
------------------------------ -------------------- --------------------- -----------------------
            $323                      $986                 $1,674                 $3,503
------------------------------ -------------------- --------------------- -----------------------

* THE COST FIGURES IN THE EXAMPLE ARE BASED ON THE FUND'S TOTAL ANNUAL FUND OPERATING EXPENSES, WHICH DO NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.

                           WHG INCOME OPPORTUNITY FUND


FUND INVESTMENT OBJECTIVE

The primary investment objective of the WHG Income Opportunity Fund is to provide current income. A secondary objective of the Fund is to provide the opportunity for long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund seeks to meet its investment objective by investing primarily in dividend-paying and/or interest bearing securities. The Fund seeks to invest in securities of companies with a strong and improving cash flow sufficient to support a sustainable or rising income stream for investors. In selecting securities for the Fund, the Adviser chooses among a diversified group of income-producing asset classes. Equity securities may include dividend-paying common stocks, preferred stocks, and convertible securities. Fixed income securities may include bonds and other debt securities, and money market instruments. Other types of income-producing securities may include interests in royalty trusts and master limited partnerships ("MLPs"), securities of real estate investment trusts ("REITs"), and shares of exchange-traded funds ("ETFs").

The Fund generally invests in securities of domestic companies, but may also invest in foreign securities and ADRs. The Fund's investments are expected to have a bias toward larger capitalization issuers, but the Fund is permitted to invest in companies of any capitalization range. The Fund's fixed income investments are, in the aggregate, of investment grade (rated in one of the three highest rating categories by a rating agency), but may at times include securities rated below investment grade. In addition, the Fund's fixed income securities may include unrated securities if deemed by the Fund's Adviser to be of comparable quality to investment grade.

The Fund's investment strategy is designed to provide a higher level of current income than offered by traditional fixed income products, such as U.S. government bonds and money market securities. The Adviser's investment process incorporates relative value analysis among capital instruments as well as among asset classes to determine where downside potential can be limited to achieve the goal of generating an attractive level of current income. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as: a security reaching a predetermined price target; a change to a company's fundamentals that make the risk/reward profile unattractive; or a need to improve the overall risk/reward profile of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

A shareholder's investment in the Fund, like all mutual funds, is subject to the risk that the shareholder could lose money on his or her investment. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.

Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK - Investing in foreign companies, whether through investments made in foreign markets or made through purchasing ADRs traded on U.S. exchanges, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.

SMALLER CAPITALIZATION COMPANY RISK - The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MICRO-CAPITALIZATION COMPANY RISK - Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- and small- capitalization companies and may be more vulnerable to key personnel losses due to reliance on smaller number of management personnel. In addition, there may be less public information available about these companies. Micro cap stock prices may be more volatile than large-, mid- and small- capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

REIT RISK - REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

ROYALTY TRUST RISK - The Fund may invest in royalty trusts which are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

MLP RISK - MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will, accordingly be negatively impacted by economic events impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

FIXED INCOME RISK - The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, these risks are often magnified for securities rated below investment grade, often referred to as "junk bonds," and adverse changes in economic conditions or market perception are likely to cause issuers of these securities to be unable to meet their obligations to repay principal and interest to investors.

INVESTMENTS IN ETFS - To the extent the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. Similar to REITs, ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the Fund's performance for the most recent calendar year.

                 2006                         12.60%

               BEST QUARTER                WORST QUARTER
                  5.12%                       (0.49)%
               (12/31/2006)                 (6/30/2006)

In addition, the Adviser also manages separate accounts and commingled funds with substantially similar investment objectives and policies as the Fund. For more information about these similar accounts, including performance information, see "Historical Performance Data of the Adviser."

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006 TO THOSE OF THE 25/25/25/25 BLENDED BENCHMARK INDEX, THE CITIGROUP 10-YEAR TREASURY INDEX, THE CITIGROUP 3-MONTH TREASURY BILL INDEX, THE S&P 500 INDEX, AND THE FTSE NAREIT U.S. EQUITY INDEX.

                                                                1 YEAR       SINCE INCEPTION*
----------------------------------------------------------- --------------- --------------------
FUND RETURN BEFORE TAXES                                        12.60%            11.50%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS                        11.01%             9.83%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS AND
    SALE OF FUND SHARES                                          8.13%             8.77%
25/25/25/25 BLENDED BENCHMARK INDEX**                           13.68%            13.68%
CITIGROUP 10-YEAR TREASURY INDEX                                 1.05%             1.05%
CITIGROUP 3-MONTH TREASURY BILL INDEX                            4.78%             4.78%
S&P 500 INDEX                                                   15.80%            15.80%
FTSE NAREIT U.S. EQUITY INDEX                                   35.06%            35.06%

----------
*    Inception date is 12/19/2005. Index comparisons begin on December 31, 2005.
** The 25/25/25/25 Blended Benchmark Index is comprised of the following: 25% of the S&P 500 Index, 25% of the FTSE NAREIT Index, 25% of the Citigroup 3-Month Treasury Bill Index, and 25% of the Citigroup 10-Year Treasury Index.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Citigroup 10YR Treasury Index computes returns for the current Treasury Notes with a maturity of 10 years or less. Treasury Notes are fixed income securities whose interest and principal payments are backed by the full faith and credit of the U.S. government. The Citigroup 3-Month Treasury Bill Index computes returns for the current Treasury Bills with a maturity of 90 days or less. Treasury Bills are securities whose interest and principal payments are backed by the full faith and credit of the U.S. government. The S&P(R) 500 Index is an unmanaged, capital-weighted index (higher market value stocks have more influence that lower market value stocks) of the common equity of 500 companies primarily traded on the NYSE, and is designed to mimic the overall U.S. equity market's industry weightings. The FTSE NAREIT US Equity Index is an unmanaged index of all tax qualified REITs listed on the NYSE, AMEX and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------------------- ---------------
                                                                                              INSTITUTIONAL
                                                                                                  SHARES
--------------------------------------------------------------------------------------------- ---------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)               None
--------------------------------------------------------------------------------------------- ---------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                          None
--------------------------------------------------------------------------------------------- ---------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a          None
percentage of offering price)
--------------------------------------------------------------------------------------------- ---------------
Redemption Fee (as a percentage of amount redeemed, if applicable)*                                None
--------------------------------------------------------------------------------------------- ---------------

* Your proceeds can be wired to your bank account (subject to a $10 fee), by ACH, or by check to address of record.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------ -----------------------------------------------
                                                                          INSTITUTIONAL SHARES
------------------------------------------------------------ -----------------------------------------------
Investment Advisory Fees                                                         0.75%
------------------------------------------------------------ -----------------------------------------------
Other Expenses                                                                   0.98%
------------------------------------------------------------ -----------------------------------------------
Acquired Fund Fees and Expenses                                                  0.01%
                                                                                 ----
------------------------------------------------------------ -----------------------------------------------
Total Annual Operating Expenses+*                                                1.74%
------------------------------------------------------------ -----------------------------------------------

+ The operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this prospectus), because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.
* The actual total annual Fund operating expenses for the recently completed fiscal year were less than the amount shown above because the Adviser has voluntarily agreed to waive fees and reimburse expenses (not including fund acquired fund fees and expenses) in order to keep total annual Fund operating expenses from exceeding 1.00% of the Fund's average daily net assets. The Adviser may discontinue all or part of its waiver at any time.

     With this fee waiver, the actual total annual Fund operating expenses (not including fund acquired fund fees and expenses) were as follows:

                  WHG Income Opportunity Fund                   1.00%

For more information about Investment Advisory Fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions.* Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:

------------------------------ -------------------- --------------------- -----------------------
           1 YEAR                    3 YEARS              5 YEARS                10 YEARS
------------------------------ -------------------- --------------------- -----------------------
            $177                      $548                  $944                  $2,052
------------------------------ -------------------- --------------------- -----------------------

* THE COST FIGURES IN THE EXAMPLE ARE BASED ON THE FUND'S TOTAL ANNUAL FUND OPERATING EXPENSES, WHICH DO NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.

                                WHG BALANCED FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the WHG Balanced Fund is to seek to provide capital appreciation and current income by investing in a portfolio of stocks and fixed-income securities.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests in a combination of equity and debt securities. The Fund uses a bottom-up approach in seeking to provide equity-like returns but with lower volatility than a fully invested equity portfolio. The Adviser typically invests approximately 60% of the Fund's assets in equity securities and approximately 40% of the Fund's assets in debt securities, and any balance of the Fund's assets in cash or cash equivalents. The actual mix of assets will vary depending on the Adviser's analysis of market and economic conditions.

The Fund typically invests in stocks that have market capitalizations of $1 billion or more and have been operating for at least three years. The Adviser chooses stocks of seasoned companies with proven performance records and above-average earnings growth potential. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds ("ETFs"), royalty trusts, master limited partnerships ("MLPs"), and securities of real estate investment trusts ("REITs"). The Fund generally invests in debt and equity securities of domestic companies, but may also invest in foreign securities and ADRs.

The debt securities held by the Fund are, in the aggregate, investment grade securities of corporate and government issuers and commercial paper and mortgage- and asset-backed securities. Investment grade debt securities are securities rated in one of the four highest ratings categories by a nationally recognized rating agency. The government issuers in which the Fund invests primarily include U.S Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government, and repurchase agreements involving these securities. There are no restrictions on the maximum or minimum maturity of any individual security that the Fund may invest in. In addition, the Fund's debt securities may include unrated securities if deemed by the Fund's Adviser to be of comparable quality to investment grade.

The Fund invests in approximately 40-60 equity securities and approximately 40-60 debt securities, which are well diversified among market sectors. In selecting investments for the Fund, the Adviser utilizes a value style of investing in which it chooses common stocks that it believes are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has the following disciplines in place that serve as sell signals such as: a security reaching a predetermined price target; a change to a company's fundamentals that make the risk/reward profile unattractive; or a need to improve the overall risk/reward profile of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

A shareholder's investment in the Fund, like all mutual funds, is subject to the risk that the shareholder could lose money on his or her investment. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK - Investing in foreign companies, including direct investments and through ADRs which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.

INVESTMENT STYLE RISK - The Fund pursues a "value style" of investing. Value investing focuses on companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

FIXED INCOME RISK - The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks.

U.S. GOVERNMENT SECURITIES RISK - Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

SMALLER CAPITALIZATION COMPANY RISK - The small-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

REIT RISK - REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

ROYALTY TRUST RISK - The Fund may invest in royalty trusts which are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

MLP RISK - MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

INVESTMENTS IN ETFS - To the extent the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. Similar to REITs, ETFs incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses.


PERFORMANCE INFORMATION


The Fund does not have a full calendar year of performance information; however, the Adviser manages separate accounts with substantially similar investment objectives and policies as the Fund. For more information about these similar accounts, including performance information, see "Historical Performance Data of the Adviser."

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------------------- ---------------
                                                                                              INSTITUTIONAL
                                                                                                  SHARES
--------------------------------------------------------------------------------------------- ---------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)               None
--------------------------------------------------------------------------------------------- ---------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                          None
--------------------------------------------------------------------------------------------- ---------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a          None
percentage of offering price)
--------------------------------------------------------------------------------------------- ---------------
Redemption Fee (as a percentage of amount redeemed, if applicable)*                                None
--------------------------------------------------------------------------------------------- ---------------

* Your proceeds can be wired to your bank account (subject to a $10 fee), by ACH, or by check to address of record.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)



------------------------------------------------------------ ------------------------------------------------
                                                                          INSTITUTIONAL SHARES
------------------------------------------------------------ ------------------------------------------------
Investment Advisory Fees                                                          0.75%
------------------------------------------------------------ ------------------------------------------------
Other Expenses                                                                    6.77%
------------------------------------------------------------ ------------------------------------------------
Acquired Fund Fees and Expenses                                                   0.00%*
                                                                                  ----
------------------------------------------------------------ ------------------------------------------------
Total Annual Operating Expenses**                                                 7.52%
------------------------------------------------------------ ------------------------------------------------

*    Represents less than 0.01%.
** The actual total annual Fund operating expenses for the recently completed fiscal year were less than the amount shown above because the Adviser has voluntarily agreed to waive fees and reimburse expenses in order to keep total annual Fund operating expenses (not including fund acquired fund fees and expenses) from exceeding 1.00% of the Fund's average daily net assets. The Adviser may discontinue all or part of its waiver at any time.

     With this fee waiver, the actual total annual Fund operating expenses (not including fund acquired fund fees and expenses) were as follows:

                  WHG Balanced Fund                       1.00%


For more information about Investment Advisory Fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions.* Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:

    ---------------------------- ---------------------------------------
                 1 YEAR                     3 YEARS
    ---------------------------- ---------------------------------------
                  $743                       $2,172
    ---------------------------- ---------------------------------------

----------
* THE COST FIGURES IN THE EXAMPLE ARE BASED ON THE FUND'S TOTAL ANNUAL FUND OPERATING EXPENSES, WHICH DO NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.

MORE INFORMATION ABOUT RISK

The Funds are mutual funds. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Funds have investment goals and strategies for reaching these goals. The Funds' investment adviser, Westwood Management Corp., invests the Funds' assets in a way that it believes will help the Funds achieve their goals. Still, investing in the Funds involves risk and there is no guarantee that any Fund will achieve its goals. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK (ALL FUNDS) - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, interests in MLPs and royalty trusts, shares of REITs, and ADRs, as well as shares of ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK (WHG INCOME OPPORTUNITY FUND, WHG BALANCED FUND) - The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

FOREIGN SECURITY RISK (ALL FUNDS) - Investments in securities of foreign companies (including direct investments as well as ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.


MORE INFORMATION ABOUT FUND INVESTMENTS


The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.


INFORMATION ABOUT PORTFOLIO HOLDINGS


A description of the Funds' policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the Statement of Additional Information. On a quarterly basis, each Fund will post its complete portfolio holdings on the internet at http://www.whgfunds.com. This information is provided with a lag of at least 30 days. On a monthly basis, each Fund will post its top ten portfolio holdings on the internet at http://www.whgfunds.com. The information on the Funds' website is provided on the next Business Day after the month end and is publicly available.


INVESTMENT ADVISER


Westwood Management Corp., a New York corporation formed in 1983, serves as the investment adviser to the Funds. The Adviser's principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2006, the Adviser had approximately $5.35 billion in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of each Fund. The Adviser has voluntarily agreed to limit the total expenses of the WHG LargeCap Value Fund, WHG Income Opportunity Fund and WHG Balanced Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to 1.00% of each Fund's average net assets. The Adviser has voluntarily agreed to limit the total expenses of the WHG SMidCap Value Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to 1.25% of the Fund's average net assets. To maintain these expense limits, the Adviser may waive a portion of its management fees and/or reimburse certain expenses of the Fund. The Adviser intends to continue its expense limitations until further notice, but may discontinue it at any time. In addition, if at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Fund Operating Expenses" and 1.00% for the WHG LargeCap Value Fund, WHG Income Opportunity Fund and WHG Balanced Fund, and 1.25% for the WHG SMidCap Value Fund, to recapture any of its prior expense limitation reimbursements.

For the fiscal year ended October 31, 2006, the Adviser received advisory fees (after waivers) as a percentage of average daily net assets of:

     WHG LARGECAP VALUE FUND                               0.00%
     WHG SMIDCAP VALUE  FUND                               0.00%
     WHG INCOME OPPORTUNITY FUND                           0.01%
     WHG BALANCED FUND                                     0.00%

A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement is available in the Funds' Annual Report dated October 31, 2006.


PORTFOLIO MANAGERS


The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds. The investment process is the same for similar accounts, including the Funds, and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser's investment strategies. Each of the Adviser's investment strategies is managed by a portfolio management team. Weekly research meetings provide a forum where the Adviser's investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio management team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the portfolio management team.

Although each Fund is managed by a portfolio management team, the Adviser has identified the team members with the most significant responsibility for the

Funds' assets. This list does not include all members of the investment team. A description of each of the listed investment professional's role on the portfolio team is set forth below.

Ms. Susan M. Byrne has served as Chairman and Chief Investment Officer since founding the Adviser in April 1983. Ms. Byrne has served on the portfolio team for the WHG LargeCap Value Fund, the WHG Balanced Fund, the WHG SMidCap Fund and the WHG Income Opportunity Fund since each Fund's inception. Ms. Byrne participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. She has authority to direct trading activity on the Funds and is also responsible for representing the Funds to investors. Ms. Byrne has more than 37 years of investment experience.

Mr. Mark R. Freeman, CFA, has served as Senior Vice President and Portfolio Manager for the Adviser since July 2006. He joined the Adviser in 1999 and served as Vice President and Portfolio Manager from July of 2000 to July of 2006. Mr. Freeman has served on the portfolio team for the WHG LargeCap Value Fund, the WHG Balanced Fund, and the WHG Income Opportunity Fund since each Fund's inception. Mr. Freeman participates in the investment decision process during the portfolio team meetings in which the team determines the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Funds and is also responsible for representing the Funds to investors. Mr. Freeman has more than 19 years of investment experience.

Ms. Kellie R. Stark, CFA, has served as Senior Vice President for the Adviser since July 2004. Prior to this appointment, she served as Vice President and Associate Portfolio Manager for the Adviser from July 1997 to July 2004. She joined the Adviser in 1993 and has served on the portfolio team for the WHG LargeCap Value Fund, the WHG Balanced Fund, and the WHG SMidCap Fund since each Fund's inception. Ms. Stark participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. She has authority to direct trading activity on the Funds and is also responsible for representing the Funds to investors. Ms. Stark has more than 18 years of investment experience.

Mr. Christopher J. MacDonald, CFA, has served as Vice President and Research Analyst of the Adviser since 1997. He joined the Adviser in 1994 and has served on the portfolio team for the WHG LargeCap Value Fund and the WHG Balanced Fund since each Fund's inception. Mr. MacDonald participates in the investment decision process during the portfolio team meetings in which the team determines the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Funds and is also responsible for representing the Funds to investors. Mr. MacDonald has more than 18 years of investment experience.

Mr. Scott D. Lawson, CFA, has served as Vice President and Research Analyst since joining the Adviser in October 2003. Mr. Lawson has served on the portfolio team for the WHG LargeCap Value Fund and the WHG Balanced Fund since each Fund's inception. He has served on the portfolio team for the above listed Funds since their inception. Prior to joining the Adviser, Mr. Lawson was an Assistant Portfolio Manager at Bank of America from 2000 to 2003. From 1995 to 2000, he was a Research Analyst with Mississippi Valley Advisors, specializing in the Technology and Industrial sectors. Mr. Lawson participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Funds, and he is also responsible for representing the Funds to investors. Mr. Lawson has more than 18 years of investment experience.

Mr. David S. Spika, CFA, has served as Vice President and Investment Strategist since joining the Adviser in October 2003. Mr. Spika has served on the portfolio team for the WHG SMidCap Fund since its inception. Prior to joining the Adviser, he spent 17 years with Bank of America, where he served in a variety of roles, including portfolio manager in the Private Bank and, most recently, as an institutional portfolio manager and investment strategist for Banc of America Capital Management. Mr. Spika participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Fund, and he is also responsible for representing the Fund to investors. Mr. Spika has more than 21 years of investment experience.

Mr. Jay K. Singhania, CFA, has served as Vice President and Research Analyst of the Adviser since June 2004. Prior to this appointment, Mr. Singhania served as Assistant Vice President and Research Analyst of the Adviser from July 2002 to June 2004, and as Research Analyst from March 2001 to July 2002. Mr. Singhania has served on the portfolio team for the WHG SMidCap Fund since its inception. Prior to joining the Adviser, Mr. Singhania spent two years at Bank of America as an analyst in their Retail Industry Group where he was also involved with due diligence and financial modeling. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund, and he is also responsible for representing the Fund to investors. Mr. Singhania has more than 11 years of investment experience.

Mr. Todd L. Williams, CFA, has served as Vice President and Research Analyst for the Adviser since July 2005. Prior to this appointment, he served as Assistant Vice President and Research Analyst for the Adviser from July 2003 to July 2005, and as Research Analyst from November 2002 to July 2003. Before joining the Adviser, Mr. Williams was a portfolio manager and analyst with AMR Investments, Inc. Mr. Williams has served on the portfolio team for the WHG Income Opportunity Fund since its inception. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund. Mr. Williams is also responsible for representing the Fund to investors. Mr. Williams has more than 10 years of investment experience.

Ms. Lisa Dong, CFA, has served as Vice President and Research Analyst for the Adviser since June 2005. Prior to this appointment, she served as Assistant Vice President and Research Analyst from October 2001 to July 2005, as Research Analyst from June 2001 to October 2001, and as Assistant Research Analyst from December 2000 to June 2001. Ms. Dong has served on the portfolio team for the WHG Income Opportunity Fund since its inception. Ms. Dong participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. She has authority to direct trading activity on the Fund, and she is also responsible for representing the Fund to investors. Ms. Dong has more than 10 years of investment experience.

Mr. Ragen R. Stienke, CFA, has served as Assistant Vice President and Research Analyst since joining the Adviser in November 2004. Mr. Stienke has served on the portfolio team for the WHG SMidCap Fund since its inception. Prior to joining the Adviser, he worked for UBS Investment Bank in the research department, where he spent 3 years as a software strategist and 2 years as a U.S. equity strategist. Mr. Stienke participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund, and he is also responsible for representing the Fund to investors. Mr. Stienke has more than 11 years of investment experience.

Mr. Corey Henegar, CFA, has served as Assistant Vice President and Research Analyst for the Adviser since July 2004. Prior to this appointment, he served as Research Analyst for the Adviser from July 2002 to July 2004, and as Assistant Research Analyst from June 2001 to July 2002. Mr. Henegar has served on the portfolio team for the WHG Income Opportunity Fund since its inception. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund, and he is also responsible for representing the Fund to investors. Mr. Henegar has more than 6 years of investment experience.


The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

HISTORICAL PERFORMANCE DATA OF THE ADVISER


The following tables give the historical performance of actual, fee-paying separate accounts, each referred to as a "Composite", managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of each Fund. None of the Composites reflect all of the firm's assets under management. A complete list and description of the firm's composites are available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUNDS. Performance is historical and does not represent the future performance of the Funds or of the Adviser.

The manner in which the performance was calculated for the Composites differs from that of registered mutual funds such as the Funds. Each Composite's performance data was calculated in accordance with the standards of the Chartered Financial Analyst Institute (CFA(R)).(1) All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the accounts included in the composites, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculations. Securities are valued as of trade-date. Accounts in the each Composite were under management for the entire reporting period. Beginning January 1, 2006, the minimum portfolio size for inclusion in a Composite is $5 million dollars. Prior to January 1, 2006, there was no minimum asset size below which portfolios were excluded from a Composite.

The currency used to express performance in each Composite is U.S. dollars. Performance results are presented both net of investment management fees and gross of investment management fees. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Accounts that are included in each Composite are not subject to the same type of expenses to which the Funds are subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for each Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities tax laws as the Funds.

The investment results for each Composite presented below are not intended to predict or suggest the future returns of the Funds. The performance data shown below should not be considered a substitute for the Funds' own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE ADVISER'S LARGECAP VALUE COMPOSITE CHARACTERISTICS(2)
(JANUARY 1, 1987 THROUGH DECEMBER 31, 2006)

---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
                    TOTAL                                                      TOTAL ASSETS   PERCENTAGE OF
                   RETURN      RUSSELL 1000      NUMBER OF                       AT END OF     FIRM ASSETS
     YEAR         (GROSS OF        VALUE        PORTFOLIOS      DISPERSION       PERIOD
                    FEES)       INDEX(3)(4)                                   ($ MILLIONS)
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
     2006           19.9%          22.3%             32             10.1         $2,368.8         43.4%
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
     2005           15.8%          7.1%              32             0.3          $2,656.2         57.7%
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
     2004           14.2%          16.5%             39             0.3          $2,572.6         67.7%
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
     2003           24.8%          30.0%             42             0.5          $2,341.3         61.4%
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
     2002          -15.7%         -15.5%             38             0.5          $1,822.5         45.4%
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
     2001           -8.2%          -5.6%             35             0.4          $1,880.7         46.8%
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
     2000           13.5%          7.0%              33             0.6          $1,637.3         46.1%
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
     1999           13.8%          7.4%              26             1.6          $1,111.4         48.0%
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
     1998           21.5%          15.6%             17             4.3           $536.6          26.2%
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
     1997           33.6%          35.2%             11             0.2           $194.0          11.6%
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
     1996           27.8%          21.6%             4              0.2           $131.4          14.0%
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
     1995           40.5%          38.4%             4              0.0           $112.4          15.7%
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------

                ----------------------------- ------------------------------------------------------
                                                                    ADVISER'S
                        TIME PERIOD                             COMPOSITE RETURNS
                -------------------------------------------------------- ---------------------------
                ANNUALIZED RETURNS (AS OF 12/31/06)
                ----------------------------- -------------------------- ---------------------------
                                                  NET OF INVESTMENT         GROSS OF INVESTMENT
                                                   MANAGEMENT FEES            MANAGEMENT FEES
                ----------------------------- -------------------------- ---------------------------
                           1 Year                       19.5%                      19.9%
                ----------------------------- -------------------------- ---------------------------
                          2 Years                       17.4%                      17.8%
                ----------------------------- -------------------------- ---------------------------
                          3 Years                       16.1%                      16.6%
                ----------------------------- -------------------------- ---------------------------
                          4 Years                       18.1%                      18.6%
                ----------------------------- -------------------------- ---------------------------
                          5 Years                       10.3%                      10.8%
                ----------------------------- -------------------------- ---------------------------
                          6 Years                       6.9%                        7.4%
                ----------------------------- -------------------------- ---------------------------
                          7 Years                       7.8%                        8.2%
                ----------------------------- -------------------------- ---------------------------
                          8 Years                       8.4%                        8.9%
                ----------------------------- -------------------------- ---------------------------
                          9 Years                       9.7%                       10.2%
                ----------------------------- -------------------------- ---------------------------
                          10 Years                      11.8%                      12.4%
                ----------------------------- -------------------------- ---------------------------
                          11 Years                      13.1%                      13.7%
                ----------------------------- -------------------------- ---------------------------
                          12 Years                      15.1%                      15.7%
                ----------------------------- -------------------------- ---------------------------
                          13 Years                      14.2%                      14.8%
                ----------------------------- -------------------------- ---------------------------
                          14 Years                      14.5%                      15.1%
                ----------------------------- -------------------------- ---------------------------
                          15 Years                      14.0%                      14.7%
                ----------------------------- -------------------------- ---------------------------
                          16 Years                      14.6%                      15.3%
                ----------------------------- -------------------------- ---------------------------
                          17 Years                      13.0%                      13.7X%
                ----------------------------- -------------------------- ---------------------------
                          18 Years                      14.0%                      14.7%
                ----------------------------- -------------------------- ---------------------------
                          19 Years                      14.1%                      14.8%
                ----------------------------- -------------------------- ---------------------------
                          20 Years                      13.7%                      14.4%
                ----------------------------- -------------------------- ---------------------------
                  Since Inception (1/1/87)              13.7%                      14.4%
                ----------------------------- -------------------------- ---------------------------

                ----------------------------- ------------------------------------------------------
                                                                    ADVISER'S
                        TIME PERIOD                             COMPOSITE RETURNS
                ----------------------------- ------------------------------------------------------
                CALENDAR YEARS
                ----------------------------- -------------------------- ---------------------------
                                                  NET OF INVESTMENT         GROSS OF INVESTMENT
                                                   MANAGEMENT FEES            MANAGEMENT FEES
                ----------------------------- -------------------------- ---------------------------
                            2006                        19.5%                      19.9%
                ----------------------------- -------------------------- ---------------------------
                            2005                        15.3%                      15.8%
                ----------------------------- -------------------------- ---------------------------
                            2004                        13.7%                      14.2%
                ----------------------------- -------------------------- ---------------------------
                            2003                        24.3%                      24.8%
                ----------------------------- -------------------------- ---------------------------
                            2002                       -16.1%                     -15.7%
                ----------------------------- -------------------------- ---------------------------
                            2001                        -8.7%                      -8.2%
                ----------------------------- -------------------------- ---------------------------
                            2000                        13.1%                      13.5%
                ----------------------------- -------------------------- ---------------------------
                            1999                        13.3%                      13.8%
                ----------------------------- -------------------------- ---------------------------
                            1998                        20.6%                      21.5%
                ----------------------------- -------------------------- ---------------------------
                            1997                        32.7%                      33.6%
                ----------------------------- -------------------------- ---------------------------
                            1996                        26.9%                      27.8%
                ----------------------------- -------------------------- ---------------------------
                            1995                        39.3%                      40.5%
                ----------------------------- -------------------------- ---------------------------
                            1994                         3.5%                       4.2%
                ----------------------------- -------------------------- ---------------------------
                            1993                        18.5%                      19.2%
                ----------------------------- -------------------------- ---------------------------
                            1992                         8.3%                       9.0%
                ----------------------------- -------------------------- ---------------------------
                            1991                        23.9%                      24.7%
                ----------------------------- -------------------------- ---------------------------
                            1990                       -10.0%                      -9.2%
                ----------------------------- -------------------------- ---------------------------
                            1989                        31.7%                      32.5%
                ----------------------------- -------------------------- ---------------------------
                            1988                        15.7%                      16.6%
                ----------------------------- -------------------------- ---------------------------
                            1987                         6.9%                       7.8%
                ----------------------------- -------------------------- ---------------------------

----------
(1) CFA(R) is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFA(R) offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFA(R) performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). CFA(R) has not been involved in the preparation or review of this report.

(2) The calculation of returns is computed on a monthly basis starting 1/1/1987 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood's fee schedules are as follows: for the LargeCap Value strategy, 0.75% on the first $25 million, negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Asset-weighted standard deviation of investment returns versus asset-weighted composite includes accounts managed for entire year. Westwood Management has been verified for the periods January 1, 1995 through December 31, 2006 by an independent verifier.

(3) The Russell 1000 Value Index is an unmanaged index which measures the performance of the large-capitalization sector of the US equity markets. It contains those Russell 1000 Index companies with lower-price-to-book ratios and lower forecasted growth.

(4) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

THE ADVISER'S INCOME OPPORTUNITY COMPOSITE CHARACTERISTICS(2)
(JANUARY 1, 2003 THROUGH DECEMBER 31, 2006)

----------- --------- ---------- ---------- --------- --------- ------------- ----------- ------------ --------- --------------
   YEAR       TOTAL    10 YEAR    3 MONTH     S&P       NAREIT    BLENDED      NUMBER OF   DISPERSION     TOTAL     PERCENTAGE
             RETURN   TREASURY   TREASURY     500       (6)(9)    BENCHMARK    PORTFOLIOS                 ASSETS      OF FIRM
                      NOTE(3)(8) BILL(4)(8)  (5)(8)                (7)(9)                                 AT END      ASSETS
                                                                                                          OF
                                                                                                         PERIOD
----------- --------- ---------- ---------- --------- --------- ------------- ----------- ------------ --------- --------------
   2006      14.1%      1.4%       4.8%      15.8%     35.1%       13.7%          5           0.2       $235.0       4.3%
----------- --------- ---------- ---------- --------- --------- ------------- ----------- ------------ --------- --------------
   2005       5.7%      2.0%       3.0%       4.9%     12.2%        5.7%          20          0.3       $119.6       2.6%
----------- --------- ---------- ---------- --------- --------- ------------- ----------- ------------ --------- --------------
   2004      16.8%      4.9%       1.2%      10.9%     31.6%       12.0%          2           0.3       $ 32.7       0.9%
----------- --------- ---------- ---------- --------- --------- ------------- ----------- ------------ --------- --------------
   2003      23.5%      1.3%       1.1%      28.7%     37.1%       16.3%          2           0.2       $ 18.9       0.5%
----------- --------- ---------- ---------- --------- --------- ------------- ----------- ------------ --------- --------------

                  --------------------------- --------------------------------------------------
                  TIME PERIOD                            ADVISER'S COMPOSITE RETURNS
                  -------------------------------------------------- ---------------------------
                  ANNUALIZED RETURNS (AS OF 12/31/06)
                  ------------------------ ------------------------- ---------------------------
                                              NET OF INVESTMENT         GROSS OF INVESTMENT
                                               MANAGEMENT FEES            MANAGEMENT FEES
                  ------------------------ ------------------------- ---------------------------
                  1 Year                            13.7%                      14.1%
                  ------------------------ ------------------------- ---------------------------
                  2 Years                            9.5%                       9.8%
                  ------------------------ ------------------------- ---------------------------
                  3 Years                           11.7%                      12.1%
                  ------------------------ ------------------------- ---------------------------
                  4 Years                           14.5%                      14.8%
                  ------------------------ ------------------------- ---------------------------
                  Since Inception                   14.5%                      14.8%
                  (1/1/03)
                  -------------------------------------------------- ---------------------------

                  CALENDAR YEARS
                  ------------------------ ------------------------- ---------------------------
                                              NET OF INVESTMENT         GROSS OF INVESTMENT
                                               MANAGEMENT FEES            MANAGEMENT FEES
                  ------------------------ ------------------------- ---------------------------
                  2006                              13.7%                      14.1%
                  ------------------------ ------------------------- ---------------------------
                  2005                               5.4%                       5.7%
                  ------------------------ ------------------------- ---------------------------
                  2004                              16.3%                      16.8%
                  ------------------------ ------------------------- ---------------------------
                  2003                              23.2%                      23.5%
                  ------------------------ ------------------------- ---------------------------

----------
(1) CFA(R) is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFA(R) offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFA(R) performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). CFA(R) has not been involved in the preparation or review of this report.

(2) The calculation of returns is computed on a monthly basis (starting 1/1/02) for the Composites; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid by the accounts included in the Composites. Westwood's fee schedules for the Income Opportunity strategy is 0.80% on the first $10 million, negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Asset-weighted standard deviation of investment returns versus asset-weighted composite includes accounts managed for entire year.

(3) The Citigroup Treasury 10-Year Index computes returns for the current Treasury Notes with a maturity of 10 years or less. Treasury Notes are fixed income securities whose interest and principal payments are backed by the full faith and credit of the U.S. government.

(4) The Citigroup 3-Month Treasury Bill Index computes returns for the current Treasury Bills with a maturity of 90 days or less.

(5) The S&P(R) 500 Index is a widely recognized, market value weighted (higher market value stocks have more influence that lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

(6) The NAREIT U.S. Equity Index is an unmanaged index of all tax qualified REITs listed on the NYSE, AMEX and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

(7) The blended benchmark is comprised of the following: 25% S&P 500 Index / 25% NAREIT U.S. Equity Index / 25% Citigroup 3 Month Treasury Bill Index /25% Citigroup 10-Yr. Treasury Note Index.

(8) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

THE ADVISER'S SMIDCAP COMPOSITE CHARACTERISTICS(2)
(JANUARY 1, 1998 THROUGH DECEMBER 31, 2006)

---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
     YEAR           TOTAL         RUSSELL        NUMBER OF       DISPERSION    TOTAL ASSETS   PERCENTAGE OF
                   RETURN         2500(3)(4)     PORTFOLIOS                      AT END OF     FIRM ASSETS
                                                                                  PERIOD
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
     2006           22.2%          16.2%             9              0.2           $784.5          14.4%
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
     2005           20.8%           8.1%             4              0.1           $554.9          12.0%
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
     2004           28.1%          18.3%             2              0.1            $77.9           2.1%
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
     2003           34.1%          45.5%             2              0.3            $50.5           1.3%
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
     2002            1.2%         -17.8%             2              0.1            $32.7           0.8%
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
     2001          -10.8%           1.2%             2              1.4            $31.8           0.8%
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
     2000            7.4%           4.3%             2              0.2            $35.9           1.0%
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
     1999           30.1%          24.2%             2              0.5            $37.3           1.6%
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------
     1998           13.7%           0.4%             2              0.1            $27.7           1.4%
---------------- ------------ ---------------- --------------- --------------- -------------- ---------------

                ----------------------------- ------------------------------------------------
                                                                 ADVISER'S
                        TIME PERIOD                          COMPOSITE RETURNS
                -------------------------------------------------------- ---------------------
                ANNUALIZED RETURNS (AS OF 12/31/06)
                ----------------------------- -------------------------- ---------------------
                                                  NET OF INVESTMENT      GROSS OF INVESTMENT
                                                   MANAGEMENT FEES         MANAGEMENT FEES
                ----------------------------- -------------------------- ---------------------
                           1 Year                       21.6%                   22.2%
                ----------------------------- -------------------------- ---------------------
                          2 Years                       21.0%                   21.5%
                ----------------------------- -------------------------- ---------------------
                          3 Years                       23.2%                   23.7%
                ----------------------------- -------------------------- ---------------------
                          4 Years                       25.7%                   26.2%
                ----------------------------- -------------------------- ---------------------
                          5 Years                       20.3%                   20.7%
                ----------------------------- -------------------------- ---------------------
                          6 Years                       14.4%                   14.8%
                ----------------------------- -------------------------- ---------------------
                          7 Years                       13.3%                   13.7%
                ----------------------------- -------------------------- ---------------------
                          8 Years                       15.2%                   15.6%
                ----------------------------- -------------------------- ---------------------
                          9 Years                       15.0%                   15.4%
                ----------------------------- -------------------------- ---------------------
                  Since Inception (7/1/97)              16.2%                   16.7%
                -------------------------------------------------------- ---------------------

                CALENDAR YEARS
                ----------------------------- -------------------------- ---------------------
                                                  NET OF INVESTMENT      GROSS OF INVESTMENT
                                                   MANAGEMENT FEES         MANAGEMENT FEES
                ----------------------------- -------------------------- ---------------------
                            2006                        21.6%                   22.2%
                ----------------------------- -------------------------- ---------------------
                            2005                        20.5%                   20.8%
                ----------------------------- -------------------------- ---------------------
                            2004                        27.6%                   28.1%
                ----------------------------- -------------------------- ---------------------
                            2003                        33.6%                   34.1%
                ----------------------------- -------------------------- ---------------------
                            2002                        0.7%                     1.2%
                ----------------------------- -------------------------- ---------------------
                            2001                       (11.1)%                 (10.8)%
                ----------------------------- -------------------------- ---------------------
                            2000                        7.0%                     7.4%
                ----------------------------- -------------------------- ---------------------
                            1999                        29.7%                   30.1%
                ----------------------------- -------------------------- ---------------------
                            1998                        13.0%                   13.7%
                ----------------------------- -------------------------- ---------------------

----------
(1) CFA(R) is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFA(R) offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFA(R) performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). CFA(R) has not been involved in the preparation or review of this report.

(2) The calculation of returns is computed on a monthly basis (starting 1/1/02) for the Composites; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid by the accounts included in the Composites. Westwood's fee schedules for the SMidCap Equity strategy is 0.85% on the first $10 million, negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Asset-weighted standard deviation of investment returns versus asset-weighted composite includes accounts managed for entire year.

(3) The Russell 2500 Index is an unmanaged index of the 2,500 smallest companies in the Russell 3000 Index, which contains the 3000 largest stocks in the U.S. based on total market capitalization.

(4) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

THE ADVISER'S BALANCED COMPOSITE CHARACTERISTICS(2)
(JANUARY 1, 1987 THROUGH DECEMBER 31, 2006)

------------ --------- ------------ ----------- ---------------- -------------- --------------- ------------- ---------------
             TOTAL                                                                                 TOTAL       PERCENTAGE OF
             RETURN      S&P 500        LBGC      BLENDED        NUMBER OF                        ASSETS AT     FIRM ASSETS
   YEAR      (GROSS      (3)(6)        (4)(6)    BENCHMARK      PORTFOLIOS       DISPERSION(7)     END OF
             OF FEES)                             (5)(6)                                           PERIOD
                                                                                                ($ MILLIONS)
------------ --------- ------------ ----------- ---------------- -------------- --------------- ------------- ---------------
   2006       13.4%       15.8%        3.8%          10.9%             3             0.2           $57.6           1.1%
------------ --------- ------------ ----------- ---------------- -------------- --------------- ------------- ---------------
   2005       10.9%        4.9%        2.4%           4.0%             3             0.2           $49.5           1.9%
------------ --------- ------------ ----------- ---------------- -------------- --------------- ------------- ---------------
   2004        9.4%       10.9%        4.2%           8.2%             4             0.1           $73.5           1.9%
------------ --------- ------------ ----------- ---------------- -------------- --------------- ------------- ---------------
   2003       16.1%       28.7%        4.7%          18.8%             3             0.2           $48.5           1.3%
------------ --------- ------------ ----------- ---------------- -------------- --------------- ------------- ---------------
   2002       -4.8%      -22.1%       11.0%          -9.5%             5             0.5           $87.0           2.2%
------------ --------- ------------ ----------- ---------------- -------------- --------------- ------------- ---------------
   2001       -1.1%      -11.9%        8.5%          -3.7%             6             0.3          $164.1           4.1%
------------ --------- ------------ ----------- ---------------- -------------- --------------- ------------- ---------------
   2000       13.3%       -9.2%       11.9%          -1.0%             5             0.2          $100.8           2.8%
------------ --------- ------------ ----------- ---------------- -------------- --------------- ------------- ---------------
   1999        7.6%       21.1%       -2.2%          11.5%             6             0.5           $96.8           4.2%
------------ --------- ------------ ----------- ---------------- -------------- --------------- ------------- ---------------
   1998       14.0%       28.8%        9.5%          21.5%             6             0.3           $97.4           4.8%
------------ --------- ------------ ----------- ---------------- -------------- --------------- ------------- ---------------
   1997       23.6%       33.4%        9.8%          23.7%             4             0.2           $49.5           3.0%
------------ --------- ------------ ----------- ---------------- -------------- --------------- ------------- ---------------
   1996       17.5%       23.3%        2.9%          14.8%             5             0.1           $46.5           4.9%
------------ --------- ------------ ----------- ---------------- -------------- --------------- ------------- ---------------
   1995       30.5%       37.5%       19.2%          30.0%             5             0.5           $33.4           4.7%
------------ --------- ------------ ----------- ---------------- -------------- --------------- ------------- ---------------

----------------------------------------------------------------------------------------------------------------------------
ANNUALIZED RETURNS (AS OF 12/31/06)
----------------------- ------------------------------------------------ --------------- --------------- -------------------
                                           ADVISER'S
                                       COMPOSITE RETURNS
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------
                           NET OF INVESTMENT      GROSS OF INVESTMENT
     TIME PERIOD            MANAGEMENT FEES         MANAGEMENT FEES       S&P 500           LBGC         BLENDED BENCHMARK
                                                                          (3)(6)            (4)(6)             (5)(6)
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------
        1 Year                   12.7%                   13.4%               15.8%            3.9%             10.9%
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------
       2 Years                   11.4%                   12.2%               10.2%            3.1%              7.4%
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------
       3 Years                   10.5%                   11.2%               10.4%            3.4%              7.7%
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------
       4 Years                   11.7%                   12.4%               14.7%            3.8%             10.3%
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------
       5 Years                    8.1%                    8.7%                6.2%            5.2%              6.0%
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------
       6 Years                    6.4%                    7.0%                2.9%            5.7%              4.4%
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------
       7 Years                    7.2%                    7.9%                1.1%            6.6%              3.6%
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------
       8 Years                    7.2%                    7.9%                3.4%            5.4%              4.5%
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------
       9 Years                    7.8%                    8.5%                6.0%            5.9%              6.3%
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------
       10 Years                   9.3%                   10.0%                8.4%            6.3%              7.9%
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------
       11 Years                   9.9%                   10.6%                9.7%            6.0%              8.5%
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------
       12 Years                  11.4%                   12.2%               11.8%            7.0%             10.2%
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------
       13 Years                  10.5%                   11.2%               10.9%            6.2%              9.3%
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------
       14 Years                  10.8%                   11.5%               10.9%            6.5%              9.4%
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------
       15 Years                  10.6%                   11.3%               10.6%            6.6%              9.3%
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------
       16 Years                  11.3%                   12.0%               11.8%            7.1%             10.2%
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------
       17 Years                  10.6%                   11.3%               10.9%            7.2%              9.7%
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------
       18 Years                  11.3%                   12.0%               11.9%            7.6%             10.4%
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------
       19 Years                  11.5%                   12.2%               12.2%            7.6%             10.6%
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------
       20 Years                  11.3%                   12.0%               11.8%            7.3%             10.3%
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------
   Since Inception               11.3%                   12.0%               11.8%            7.3%             10.3%
       (1/1/87)
----------------------- ------------------------ ----------------------- --------------- --------------- -------------------

                -------------------------- ---------------------------------------------------
                                                               ADVISER'S
                       TIME PERIOD                         COMPOSITE RETURNS
                ------------------------------------------------------------------------------
                CALENDAR YEARS
                -------------------------- ----------------------- ---------------------------
                                             NET OF INVESTMENT        GROSS OF INVESTMENT
                                              MANAGEMENT FEES           MANAGEMENT FEES
                -------------------------- ----------------------- ---------------------------
                          2006                     12.7%                     13.4%
                -------------------------- ----------------------- ---------------------------
                          2005                     10.2%                     10.9%
                -------------------------- ----------------------- ---------------------------
                          2004                      8.8%                      9.4%
                -------------------------- ----------------------- ---------------------------
                          2003                     15.3%                     16.1%
                -------------------------- ----------------------- ---------------------------
                          2002                     -5.4%                     -4.8%
                -------------------------- ----------------------- ---------------------------
                          2001                     -1.7%                     -1.1%
                -------------------------- ----------------------- ---------------------------
                          2000                     12.4%                     13.3%
                -------------------------- ----------------------- ---------------------------
                          1999                      7.0%                      7.6%
                -------------------------- ----------------------- ---------------------------
                          1998                     13.2%                     14.0%
                -------------------------- ----------------------- ---------------------------
                          1997                     22.8%                     23.6%
                -------------------------- ----------------------- ---------------------------
                          1996                     16.8%                     17.5%
                -------------------------- ----------------------- ---------------------------
                          1995                     29.4%                     30.5%
                -------------------------- ----------------------- ---------------------------
                          1994                     -0.2%                      0.3%
                -------------------------- ----------------------- ---------------------------
                          1993                     14.8%                     15.7%
                -------------------------- ----------------------- ---------------------------
                          1992                      7.5%                      8.0%
                -------------------------- ----------------------- ---------------------------
                          1991                     22.6%                     23.2%
                -------------------------- ----------------------- ---------------------------
                          1990                      0.5%                      1.1%
                -------------------------- ----------------------- ---------------------------
                          1989                     24.1%                     24.7%
                -------------------------- ----------------------- ---------------------------
                          1988                     15.2%                     15.9%
                -------------------------- ----------------------- ---------------------------
                          1987                      7.5%                      8.0%
                -------------------------- ----------------------- ---------------------------

----------
(1) CFA(R) is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFA(R) offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFA(R) performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). CFA(R) has not been involved in the preparation or review of this report.

(2) The calculation of returns is computed on a monthly basis starting 1/1/1987 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood's fee schedules are as follows: for the Balanced strategy, 0.75% on the first $25 million, negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Asset-weighted standard deviation of investment returns versus asset-weighted composite includes accounts managed for entire year. Westwood Management has been verified for the periods January 1, 1995 through December 31, 2006 by an independent verifier. A copy of the verification report is available upon request.

(3) The S&P(R) 500 Index is an unmanaged, market value weighted (higher market value stocks have more influence that lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

(4) The Lehman Brothers Government/Credit Index (LBG/C) is an unmanaged index that measures the performance of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than one-year maturity. The return for this unmanaged index does not include any transactions costs, management fees or other costs.

(5) The blended benchmark is comprised of the following: 60% S&P 500 Index/ 40% Lehman Brothers Government/Credit Index.

(6) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

(7) Dispersion is a measure of the spread of the annual returns of individual portfolios within a composite. Measures may include, but are not limited to, high/low, inter-quartile range, and standard deviation (asset weighted or equal weighted).

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Shares of the Funds.

Institutional Shares are for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-FUND-WHG or log on to the Funds' website at WWW.WHGFUNDS.COM.


All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Funds do not accept purchases made by third-party or credit card checks.


The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations.

For more information about the Funds' policy on short-term trading, see "Market Timing Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

REGULAR MAIL ADDRESS

WHG Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

WHG Funds
430 W. 7th Street
Kansas City, MO  64105

BY WIRE

To open an account by wire, first call 1-877-FUND-WHG for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS


UMB Bank, N.A.
ABA#:  101000695
WHG Funds
DDA# 9871063178
Ref: fund name/account name/account number/wire control number


GENERAL INFORMATION


You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days either the NYSE or the Federal Reserve is closed. The price per share (the "Offering Price") will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Funds were provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through your account with your broker or financial intermediary. For the reasons discussed below, if you place an order through a financial intermediary, please consult with the financial intermediary to determine when your order will be executed. In addition, when dealing with a financial intermediary, you will have to follow its procedures for transacting with the Funds. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers.

Certain financial intermediaries are authorized agents of the Funds for the sole purpose of accepting purchase and redemption orders for Fund shares (referred to herein as "Authorized Intermediaries"). Purchase and redemption requests sent to such Authorized Intermediaries are executed at the NAV next determined after the intermediary receives the request if transmitted to the Funds' transfer agent in accordance with the Funds' procedures and applicable law. So, for you to receive the current Business Day's NAV, an Authorized Intermediary must receive your purchase or sale order in proper form before 4:00 p.m., Eastern Time. Authorized Intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If an Authorized Intermediary fails to do so, it may be responsible for any resulting fees or losses.

Please note, if your financial intermediary is not an Authorized Intermediary, you may have to transmit your purchase and sale requests to your intermediary at an earlier time for your transaction to become effective that day. This earlier cut-off time allows these intermediaries time to process your requests and transmit them to the Funds. These intermediaries are responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. Purchase and redemption requests sent to intermediaries that are not Authorized Intermediaries are executed at the NAV next determined after the Funds' transfer agent receives the order from the intermediary.

HOW THE FUNDS CALCULATE NAV


NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a foreign security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Funds' Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Funds' Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Board. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


Although the Funds invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Funds would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

With respect to any non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds will consider any relevant information as related to the securities such as, the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the U.S.

MINIMUM PURCHASES


To purchase shares of any Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments. The Funds may accept initial investments of smaller amounts at their discretion.


HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds' transfer agent directly by mail or telephone at 1-877-FUND-WHG.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds.


If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). Signature guarantees may also be required for redemption requests for amounts over $25,000. In addition, you will need to provide a signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address. The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to insure proper authorization.


RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within seven days after the Funds receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee), sent to you by check or sent via Automated Clearing House (ACH) to your bank account once you have established banking instructions with the Funds. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES


If your account balance drops below $5,000 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the sale of your shares.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS

Brokers, dealers, banks, trust companies and other financial intermediaries may receive compensation from the Funds or their service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

For providing certain services to their clients, financial intermediaries may be paid a fee based on the assets of the Funds that are attributable to the financial intermediary. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Funds. In addition, your financial intermediaries may charge you other account fees for buying or redeeming shares of the Funds or for servicing your account. Your financial intermediary should provide you with a schedule of its fees and services.

The Funds may pay all or part of the fees paid to financial intermediaries. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The Funds do not pay these service fees on shares purchased directly. In addition, the Adviser and its affiliates may, at their own expense, pay financial intermediaries for these services.

The Adviser and its affiliates may, at their own expense, pay financial intermediaries for distribution and marketing services performed with respect to the Funds. The Adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the Funds.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Funds may invest in foreign securities that trade primarily on markets that close prior to the time a Fund determines its NAV, frequent trading may have a greater potential to dilute the value of a Fund's shares as compared to a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). This type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. The Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage.


In addition, because the WHG Income Opportunity Fund and the WHG SMidCap Fund invest in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, these Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds' shares may have a greater impact on the market prices of these types of securities.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Funds' policies and procedures by the use of multiple accounts. The Funds' policies and procedures include:

     o Shareholders are restricted from making more than 4 "round trips" into or out of any Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.


     o The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Funds or their Adviser reasonably believes that the trading activity would be harmful or disruptive to the Funds.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds' and their service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Funds. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided. In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.


Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.


However, the Funds reserve the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS


The WHG LargeCap Value Fund and the WHG SMidCap Value Fund distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The WHG Income Opportunity Fund and the WHG Balanced Fund distribute their net investment income quarterly and the Funds make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.


You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from each Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.


Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Funds. This information is intended to help you understand each Fund's financial performance for the period of its operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided below for the fiscal period ended October 31, 2006 has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the Annual Report of the Funds, which is available upon request by calling the Funds at 1-877-386-3944.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
FOR THE PERIOD ENDED OCTOBER 31(1)
                                                         WHG LARGECAP VALUE FUND
                                                                   2006
NET ASSET VALUE, BEGINNING OF PERIOD                              $10.00
    Net Investment Income                                           0.04(2)
    Realized and Unrealized Gain on Investments                     0.68
                                                                    ----
       Total from Investment Operations                             0.72
NET ASSET VALUE, END OF PERIOD                                    $10.72
TOTAL RETURN+                                                       7.20%
Net Assets, End of Period (000)                                   $8,780
Ratio of Expenses to Average Net Assets                            1.00%*(3)
Ratio of Expenses to Average Net Assets (Excluding
    Waivers, Expense Reimbursements and Fees Paid
    Indirectly)                                                     3.39%*
Ratio of Net Investment Income to Average Net Assets                1.04%*
Portfolio Turnover Rate                                               13%**

----------
+ Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.
*    Annualized.
**   Not annualized.
(1)  WHG LargeCap Value Fund commenced operations on June 28, 2006.
(2)  Calculation performed using average shares for the period.
(3) The Ratio of Expenses to Average Net Assets includes the effects of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.02%.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
FOR THE PERIOD ENDED OCTOBER 31(1)
                                                          WHG SMIDCAP FUND
                                                                2006
NET ASSET VALUE, BEGINNING OF PERIOD                           $10.00
    Net Investment Income                                        0.06(2)
    Net Realized and Unrealized Gain on Investments              1.41
                                                                 ----
         Total from Investment Operations                        1.47
NET ASSET VALUE, END OF PERIOD                                 $11.47
TOTAL RETURN+                                                   14.70%
Net Assets, End of Period (000)                               $10,562
Ratio of Expenses to Average Net Assets                          1.25%*(3)
Ratio of Expenses to Average Net Assets (Excluding
    Waivers, Expense Reimbursements and Fees Paid
    Indirectly)                                                  3.20%*
Ratio of Net Investment Income to Average Net Assets             0.66%*
Portfolio Turnover Rate                                             42%**

----------
+ Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.
*    Annualized.
**   Not annualized.
(1)  WHG SMidCap Fund commenced operations on December 19, 2005.
(2)  Calculation performed using average shares for the period.
(3) The Ratio of Expenses to Average Net Assets includes the effects of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.26%.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
FOR THE PERIOD ENDED OCTOBER 31(1)
                                                                  WHG INCOME
                                                               OPPORTUNITY FUND
                                                                     2006
NET ASSET VALUE, BEGINNING OF PERIOD                                $10.00
    Net Investment Income                                             0.43(2)
    Net Realized and Unrealized Gain on Investments                   0.39
                                                                      ----
       Total from Investment Operations                               0.82
    Dividends from Net Investment Income                             (0.37)
                                                                     -----
        Total Dividends                                              (0.37)
NET ASSET VALUE, END OF PERIOD                                      $10.45
TOTAL RETURN+                                                         8.42%
Net Assets, End of Period (000)                                    $72,773
Ratio of Expenses to Average Net Assets                               1.00%*
Ratio of Expenses to Average Net Assets (Excluding
    Waivers and Fees Paid Indirectly)                                 1.73%*
Ratio of Net Investment Income to Average Net Assets                  4.89%*
Portfolio Turnover Rate                                                 45%**
----------
+ Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.
*    Annualized.
**   Not annualized.
(1)  WHG Income Opportunity Fund commenced operations on December 19, 2005.
(2)  Calculation performed using average shares for the period.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
FOR THE PERIOD ENDED OCTOBER 31(1)
                                                              WHG BALANCED FUND
                                                                     2006
NET ASSET VALUE, BEGINNING OF PERIOD                                $10.00
     Net Investment Income                                          0.03(2)
     Net Realized and Unrealized Gain on Investments                  0.33
                                                                      ----
       Total from Investment Operations                               0.36
NET ASSET VALUE, END OF PERIOD                                      $10.36
TOTAL RETURN+                                                         3.60%
Net Assets, End of Period (000)                                     $4,667
Ratio of Expenses to Average Net Assets                               1.00%*
Ratio of Expenses to Average Net Assets (Excluding
    Waivers, Expense Reimbursements and Fees Paid
    Indirectly)                                                       7.52%*
Ratio of Net Investment Income to Average Net Assets                  2.30%*
Portfolio Turnover Rate                                                  2%**

----------
+ Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period. Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.
*    Annualized.
**   Not annualized.
(1)  WHG Balanced Fund commenced operations on September 8, 2006.
(2)  Calculation performed using average shares for the period.

                         THE ADVISORS' INNER CIRCLE FUND


                                    WHG FUNDS

INVESTMENT ADVISER
Westwood Management Corp.
200 Crescent Court, Suite 1200
Dallas, Texas 75201

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP


MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI dated March 1, 2007, includes detailed information about the WHG Funds and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Funds' holdings and contain information from the Funds' managers about investment strategies, and recent market conditions and trends and their impact on the Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORTS, OR MORE INFORMATION:


BY TELEPHONE:     1-877-FUND-WHG

BY MAIL:          WHG Funds
                  P.O. Box 219009
                  Kansas City, MO 64121-9009

BY INTERNET:      WWW.WHGFUNDS.COM


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.


THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.


                                                                 WHG-PS-001-0200

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS


                                  MARCH 1, 2007

                             WHG SMALLCAP VALUE FUND


                              INSTITUTIONAL SHARES

                               INVESTMENT ADVISER:
                            WESTWOOD MANAGEMENT CORP.

   THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The WHG SmallCap Value Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Institutional Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:


                                                                    PAGE
                                                                    ----
     WHG SMALLCAP VALUE FUND.........................................1
     FUND INVESTMENT OBJECTIVE.......................................1
     PRINCIPAL INVESTMENT STRATEGIES.................................1
     PRINCIPAL RISKS OF INVESTING IN THE FUND........................1
     PERFORMANCE INFORMATION.........................................3
     FUND FEES AND EXPENSES..........................................3
     MORE INFORMATION ABOUT PRINCIPAL RISKS..........................5
     MORE INFORMATION ABOUT FUND INVESTMENTS.........................6
     INFORMATION ABOUT PORTFOLIO HOLDINGS............................6
     INVESTMENT ADVISER..............................................6
     PORTFOLIO MANAGERS..............................................7
     HISTORICAL PERFORMANCE DATA OF THE ADVISER......................8
     PURCHASING AND SELLING FUND SHARES..............................10
     SHAREHOLDER SERVICING ARRANGEMENTS..............................14
     OTHER POLICIES..................................................14
     DIVIDENDS AND DISTRIBUTIONS.....................................17
     TAXES...........................................................17
     HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND...............Back Cover

                             WHG SMALLCAP VALUE FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies. The Fund considers small-cap companies to be those companies with market capitalizations between $100 million and $2 billion at the time of purchase. This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The equity securities in which the Fund invests will be primarily common stocks, but may also include shares of exchange-traded funds of small-cap stocks ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). The Fund will generally invest in securities of domestic companies, but may also invest in foreign securities and American Depository Receipts ("ADRs").

The Fund invests in approximately 50-70 securities, which are well diversified among market sectors. In selecting investments for the Fund, Westwood Management Corp. (the "Adviser") utilizes a value style of investing in which it chooses common stocks that it believes are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has the following disciplines in place that serve as sell signals: a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the stated market capitalization range defined above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

A shareholder's investment in the Fund, like all mutual funds, is subject to the risk that the shareholder could lose money on his or her investment. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL CAPITALIZATION COMPANY RISK - The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

FOREIGN COMPANY RISK - Investing in foreign companies, including direct investments and through ADRs which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.

INVESTMENT STYLE RISK - The Fund pursues a "value style" of investing. Value investing focuses on companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

INVESTMENTS IN ETFS - To the extent the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investments will fluctuate in response to the performance of the underlying index. Similar to real estate investment trusts, ETFs incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the ETF's operating expenses, in addition to paying Fund expenses.

REIT RISK - REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

ROYALTY TRUST RISK - The Fund may invest in royalty trusts which are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

MLP RISK - MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

PERFORMANCE INFORMATION

The Fund is new, and therefore, has no performance information; however, the Adviser manages separate accounts and commingled funds with substantially similar investment objectives and policies as the Fund. For more information about these similar accounts, including performance information, see "Historical Performance Data of the Adviser."

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------------------- ------------------------
                                                                                               INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------- ------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                   None
--------------------------------------------------------------------------------------------- ------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                              None
--------------------------------------------------------------------------------------------- ------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a
percentage of offering price)                                                                          None
--------------------------------------------------------------------------------------------- ------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)*                                    None
----------------------------------------------------------------------------------------------------------------------

* Your proceeds can be wired to your bank account (subject to a $10 fee), by ACH, or by check to address of record.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


------------------------------------------------------------ ---------------------------------------------------------
                                                                               INSTITUTIONAL SHARES
------------------------------------------------------------ ---------------------------------------------------------
Investment Advisory Fees                                                              0.85%
------------------------------------------------------------ ---------------------------------------------------------
Other Expenses*                                                                       0.40%
------------------------------------------------------------ ---------------------------------------------------------
Acquired Fund Fees and Expenses                                                       0.00%**
------------------------------------------------------------ ---------------------------------------------------------
Total Annual Operating Expenses***                                                    1.25%
------------------------------------------------------------ ---------------------------------------------------------

*    Other Expenses are based on estimated amounts for the current fiscal year.
**   Represents less than 0.01%.
*** The Fund's adviser has voluntarily agreed to reduce fees and to reimburse expenses in order to keep the Fund's actual total annual operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.25%. The Adviser may discontinue all or part of this expense limitation reimbursement at any time. In addition, if at any point during the first three years after the expense was incurred it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Operating Expenses" and 1.25% to recapture any of its prior expense limitation reimbursements.


For more information about Investment Advisory Fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions.* Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:

   --------------------------------- --------------------------------------
                1 YEAR                              3 YEARS
   --------------------------------- --------------------------------------
                 $127                                 $397
   --------------------------------- --------------------------------------
----------
* THE COST FIGURES IN THE EXAMPLE ARE BASED ON THE FUND'S TOTAL ANNUAL FUND OPERATING EXPENSES, WHICH DO NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.

MORE INFORMATION ABOUT PRINCIPAL RISKS

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Fund's investment adviser, Westwood Management Corp., invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, interests in MLPs and royalty trusts, shares of REITs, and ADRs, as well as shares of ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN SECURITY RISK - Investments in securities of foreign companies (including direct investments as well as ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the Statement of Additional Information. On a quarterly basis, the Fund will post its complete portfolio holdings on the internet at http://www.whgfunds.com. This information is provided with a lag of at least 30 days. On a monthly basis, the Fund will post its top ten portfolio holdings on the internet at http://www.whgfunds.com. The information on the Fund's website is provided on the next Business Day after the month end and is publicly available.

INVESTMENT ADVISER


Westwood Management Corp., a New York corporation formed in 1983, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2006, the Adviser had approximately $5.35 billion in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85%, based on the average daily net assets of the Fund. The Adviser has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.25% of average net assets. To maintain these expense limits, the Adviser may waive a portion of its management fees and/or reimburse certain expenses of the Fund. The Adviser intends to continue its expense limitations until further notice, but may discontinue it at any time. In addition, if at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Fund Operating Expenses" and 1.25%, to recapture any of its prior expense limitation reimbursements. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report dated October 31, 2006.

PORTFOLIO MANAGERS

The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds. The investment process is the same for similar accounts, including the Fund, and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser's investment strategies. The Adviser's small-cap investment strategy is managed by a portfolio team. Weekly research meetings provide a forum where the Adviser's investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the portfolio team.


Because the Fund is managed by a portfolio team, the Adviser has identified the five team members with the most significant responsibility for the Fund's assets. This list does not include all members of the investment team. A description of each of the listed investment professional's role on the portfolio team is set forth below.

Mr. Christopher J. MacDonald, CFA, has served as Vice President and Research Analyst of the Adviser since 1997. He joined the Adviser in 1994 and has served on the portfolio team for the Fund since its inception. Mr. MacDonald participates in the investment decision process during the portfolio team meetings in which the team determines the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund, and he is also responsible for representing the Fund to investors. Mr. MacDonald has more than 18 years of investment experience.

Mr. Scott D. Lawson, CFA, has served as Vice President and Research Analyst since joining the Adviser in October 2003. He has served on the portfolio team for the Fund since its inception. Prior to joining the Adviser, Mr. Lawson was an Assistant Portfolio Manager at Bank of America from 2000 to 2003. From 1995 to 2000, he was a Research Analyst with Mississippi Valley Advisors, specializing in the Technology and Industrial sectors. Mr. Lawson participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity of the Fund, he is also responsible for representing the Fund to investors. Mr. Lawson has more than 18 years of investment experience.

Ms. Lisa Dong, CFA, has served as Vice President and Research Analyst for the Adviser since June 2005. Prior to this appointment, she served as Assistant Vice President and Research Analyst from October 2001 to July 2005, as Research Analyst from June 2001 to October 2001, and as Assistant Research Analyst from December 2000 to June 2001. She has served on the portfolio team for the Fund since its inception. Before joining the Adviser, Ms. Dong was in graduate school at Texas Christian University, and she also served as a securities analyst and public relations officer for the William C. Conner Foundation from August 1997 to May 1998. Ms. Dong participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. She has authority to direct trading activity on the Fund, and she is also responsible for representing the Fund to investors. Ms. Dong has more than 10 years of investment experience.

Mr. Philip G. Robert has served as Vice President and Research Analyst for the Adviser since July 2006. Before this appointment, he served as Assistant Vice President and Research Analyst from March 2005, when he joined the Adviser, until July 2006. Prior to joining the Adviser, Mr. Robert worked for 1st Source Investment Advisers from 2003 to 2004 as Portfolio Manager of a small-cap equity fund. From 2000 to 2002, he worked for Babson Capital Management as a Managing Director/Small-Cap Equities on the Small-Cap Core/Growth team. From 1997 to 2000, he worked for DePrince, Race and Zollo, where he was responsible for the firm's micro cap value fund. He has served on the portfolio team for the Fund since its inception. Mr. Robert participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund, and he is also responsible for representing the Fund to investors. Mr. Robert has more than 15 years of investment experience.

Mr. Todd L. Williams, CFA, has served as Vice President and Research Analyst for the Adviser since July 2005. Prior to this appointment, he served as Assistant Vice President and Research Analyst for the Adviser from July 2003 to July 2005, and as Research Analyst from November 2002 to July 2003. Before joining the Adviser, Mr. Williams was a portfolio manager and analyst with AMR Investments, Inc. from November 1998 to November 2002. He has served on the portfolio team for the Fund since its inception. Mr. Williams participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund, and he is also responsible for representing the Fund to investors. Mr. Williams has more than 10 years of investment experience.


The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

HISTORICAL PERFORMANCE DATA OF THE ADVISER

The following tables give the historical performance of all the actual, fee-paying separate accounts, referred to as a "Composite", managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The Composite does not reflect all of the firm's assets under management. A complete list and description of the firm's composites are available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND. Performance is historical and does not represent the future performance of the Fund or of the Adviser.


The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. This composite performance data was calculated in accordance with the standards of the Chartered Financial Analyst Institute ("CFA(R)").(1) All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the accounts included in the composites, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculation. Securities are valued as of trade-date. Accounts in the Composite were under management for the entire reporting period. Beginning January 1, 2006, the minimum portfolio size for inclusion in the Westwood Composites is $5 million. Prior to January 1, 2006, there was no minimum asset size below which portfolios were excluded from a Composite. The currency used to express performance in the Composite is stated in U.S. dollars. Performance results are presented both net of investment management fees and gross of investment management fees. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.


The Accounts that are included in the Composites are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities tax laws as the Fund.

The investment results for the Adviser Composite presented below are not intended to predict or suggest the future returns of the Fund. The Fund has no performance record, and the performance data shown below should not be considered a substitute for the Fund's own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE ADVISER'S SMALLCAP VALUE COMPOSITE CHARACTERISTICS(2)

(JANUARY 1, 2004 THROUGH DECEMBER 31, 2006)

------------------ ------------- ------------------- --------------- ---------------- ---------------- ---------------
                      TOTAL                                                            TOTAL ASSETS
                      RETURN                                                             AT END OF
                    (GROSS OF       RUSSELL 2000       NUMBER OF                          PERIOD       PERCENTAGE OF
      YEAR            FEES)       VALUE INDEX(3)(4)    PORTFOLIOS      DISPERSION(5)   ($ MILLIONS)     FIRM ASSETS
------------------ ------------- ------------------- --------------- ---------------- ---------------- ---------------
      2006            24.1%            23.5%               4               0.2            $125.7            2.3%
------------------ ------------- ------------------- --------------- ---------------- ---------------- ---------------
      2005            10.5%             4.7%               3               0.5             $38.0            0.8%
------------------ ------------- ------------------- --------------- ---------------- ---------------- ---------------
      2004            28.4%            22.3%               3               0.3             $37.7            1.0%
------------------ ------------- ------------------- --------------- ---------------- ---------------- ---------------

      ----------------------------------------------------------------------------------------------------
      ANNUALIZED RETURNS (AS OF 12/31/2006)
      ----------------------------- -------------------------------------------------- -------------------
                                    ADVISER'S
                                COMPOSITE RETURNS
      ----------------------------- -------------------------- ----------------------- -------------------

                                        NET OF INVESTMENT       GROSS OF INVESTMENT    RUSSELL 2000 VALUE
              TIME PERIOD                MANAGEMENT FEES          MANAGEMENT FEES           INDEX(3)(4)
      ----------------------------- -------------------------- ----------------------- -------------------
      1 Year                                  23.7%                    24.1%                 23.5%
      ----------------------------- -------------------------- ----------------------- -------------------
      2 Years                                 16.7%                    17.1%                 13.7%
      ----------------------------- -------------------------- ----------------------- -------------------
      3 Years                                 20.4%                    20.8%                 16.5%
      ----------------------------- -------------------------- ----------------------- -------------------
      Since Inception (1/1/04)                20.4%                    20.8%                 16.5%
      ----------------------------- -------------------------- ----------------------- -------------------

                ----------------------------- ------------------------------------------------------
                                                                    ADVISER'S
                        TIME PERIOD                             COMPOSITE RETURNS
                ----------------------------- -------------------------- ---------------------------
                                                  NET OF INVESTMENT         GROSS OF INVESTMENT
                       CALENDAR YEARS              MANAGEMENT FEES            MANAGEMENT FEES
                ----------------------------- -------------------------- ---------------------------
                            2006                        23.7%                      24.1%
                ----------------------------- -------------------------- ---------------------------
                            2005                        10.1%                      10.5%
                ----------------------------- -------------------------- ---------------------------
                            2004                        28.1%                      28.4%
                ----------------------------- -------------------------- ---------------------------

----------
(1) CFA(R) is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFA(R) offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFA(R) performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). CFA(R) has not been involved in the preparation or review of this report.

(2) The calculation of returns is computed on a monthly basis starting 1/1/2004 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood's fee schedules are as follows: for the SmallCap Value strategy, 1.00% on the first $10 million, negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Asset-weighted standard deviation of investment returns versus asset-weighted composite includes accounts managed for entire year. Westwood Management has been verified for the periods January 1, 1995 through December 31, 2006 by an independent verifier. A copy of the verification report is available upon request.

(3) The Russell 2000 Value Index is an unmanaged market index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The return for this unmanaged index does not include any transaction costs, management fees or other costs.


(4) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

(5) Dispersion is a measure of the spread of the annual returns of individual portfolios within a composite. Measures may include, but are not limited to, high/low, inter-quartile range, and standard deviation (asset weighted or equal weighted).

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Shares of the Fund.

Institutional Shares are for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-FUND-WHG or log on to the Fund's website at WWW.WHGFUNDS.COM.


All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by third-party or credit card checks.


The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Market Timing Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

REGULAR MAIL ADDRESS

WHG Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

WHG Funds
430 W. 7th Street
Kansas City, MO  64105

BY WIRE

To open an account by wire, first call 1-877-FUND-WHG for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA#:  101000695
WHG Funds
DDA# 9871063178
Ref: fund name/account number/wire control number

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days either the NYSE or the Federal Reserve is closed. The price per share (the "Offering Price") will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through your account with your broker or financial intermediary. For the reasons discussed below, if you place an order through a financial intermediary, please consult with the financial intermediary to determine when your order will be executed. In addition, when dealing with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers.

Certain financial intermediaries are authorized agents of the Fund for the sole purpose of accepting purchase and redemption orders for Fund shares (referred to herein as "Authorized Intermediaries"). Purchase and redemption requests sent to such Authorized Intermediaries are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. So, for you to receive the current Business Day's NAV, an Authorized Intermediary must receive your purchase or sale order in proper form before 4:00 p.m., Eastern Time. Authorized Intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If an Authorized Intermediary fails to do so, it may be responsible for any resulting fees or losses.

Please note, if your financial intermediary is not an Authorized Intermediary, you may have to transmit your purchase and sale requests to your intermediary at an earlier time for your transaction to become effective that day. This earlier cut-off time allows these intermediaries time to process your requests and transmit them to the Fund. These intermediaries are responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. Purchase and redemption requests sent to intermediaries that are not Authorized Intermediaries are executed at the NAV next determined after the Fund's transfer agent receives the order from the intermediary.

HOW THE FUND CALCULATES NAV


NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a foreign security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Fund's Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund will consider any relevant information as related to the securities such as, the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the U.S.

MINIMUM PURCHASES


To purchase shares for the first time, you must invest at least $5,000. To purchase shares for an individual retirement account ("IRA") or other tax qualified account only, you must invest at least $5,000. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts at its discretion.


HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund's transfer agent directly by mail or telephone at 1-877-FUND-WHG.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). Signature guarantees may also be required for redemption requests for amounts over $25,000. In addition, you will need to provide a signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before they grant a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (subject to a $10 fee), sent to you by check or sent via Automated Clearing House (ACH) to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sold them.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES


If your account balance drops below $5,000 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the need to sell your shares.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS

Brokers, dealers, banks, trust companies and other financial intermediaries may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

For providing certain services to their clients, financial intermediaries may be paid a fee based on the assets of the Fund that are attributable to the financial intermediary. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial intermediaries may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial intermediary should provide you with a schedule of its fees and services.

The Fund may pay all or part of the fees paid to financial intermediaries. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser and its affiliates may, at their own expense, pay financial intermediaries for these services.

The Adviser and its affiliates may, at their own expense, pay financial intermediaries for distribution and marketing services performed with respect to the Fund. The Adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the Fund.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Fund may invest in foreign securities that trade primarily on markets that close prior to the time the Fund determines its NAV, frequent trading may have a greater potential to dilute the value of the Fund's shares as compared to a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). This type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. The Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage.


The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Fund's policies and procedures by the use of multiple accounts. The Fund's policies and procedures include the following:


     o Shareholders are restricted from making more than 4 "round trips" into or out of the Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders.

Although these policies are designed to deter frequent trading, none of these measures alone, nor all of them taken together, eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot ensure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

However, the Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.


Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                         THE ADVISORS' INNER CIRCLE FUND


                                    WHG FUNDS

INVESTMENT ADVISER
Westwood Management Corp.
200 Crescent Court, Suite 1200
Dallas, Texas 75201

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP


MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI dated March 1, 2007, includes detailed information about the WHG SmallCap Value Fund and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Fund's managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.


TO OBTAIN AN SAI OR MORE INFORMATION:

BY TELEPHONE:     1-877-FUND-WHG

BY MAIL:          WHG Funds
                  P.O. Box 219009
                  Kansas City, MO 64121-9009

BY INTERNET:      WWW.WHGFUNDS.COM


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.


THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.


                                                                 WHG-PS-XXX-XXXX

                         THE ADVISORS' INNER CIRCLE FUND

                                   PROSPECTUS


                                  MARCH 1, 2007


                              WHG ALLCAP VALUE FUND

                              INSTITUTIONAL SHARES

                               INVESTMENT ADVISER:
                            WESTWOOD MANAGEMENT CORP.

   THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The WHG AllCap Value Fund (the "Fund") is a separate series of The Advisors' Inner Circle Fund (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies. This prospectus gives you important information about the Institutional Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:


                                                                        PAGE
                                                                        ----
     WHG ALLCAP VALUE FUND................................................1
     FUND INVESTMENT OBJECTIVE............................................1
     PRINCIPAL INVESTMENT STRATEGIES......................................1
     PRINCIPAL RISKS OF INVESTING IN THE FUND.............................1
     PERFORMANCE INFORMATION..............................................3
     FUND FEES AND EXPENSES...............................................3
     MORE INFORMATION ABOUT PRINCIPAL RISKS...............................5
     MORE INFORMATION ABOUT FUND INVESTMENTS..............................6
     INFORMATION ABOUT PORTFOLIO HOLDINGS.................................6
     INVESTMENT ADVISER...................................................6
     PORTFOLIO MANAGERS...................................................7
     HISTORICAL PERFORMANCE DATA OF THE ADVISER...........................8
     PURCHASING AND SELLING FUND SHARES...................................10
     SHAREHOLDER SERVICING ARRANGEMENTS...................................14
     OTHER POLICIES.......................................................15
     DIVIDENDS AND DISTRIBUTIONS..........................................17
     TAXES................................................................17
     HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND....................Back Cover

                              WHG ALLCAP VALUE FUND

FUND INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests in equity securities of companies in all market capitalization ranges. The equity securities in which the Fund will invest will be primarily common stocks, but may also include shares of exchange-traded funds ("ETFs"), royalty trusts, master limited partnerships ("MLPs") and securities of real estate investment trusts ("REITs"). The Fund will generally invest in securities of domestic companies, but may also invest in foreign securities and American Depository Receipts ("ADRs").

The Fund invests in approximately 60-80 securities, which are well diversified among market sectors. In selecting investments for the Fund, Westwood Management Corp. (the "Adviser") utilizes a value style of investing in which it chooses common stocks that it believes are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has the following disciplines in place that serve as sell signals: a security reaching a predetermined price target; a change to a company's fundamentals that make the risk/reward profile unattractive; or a need to improve the overall risk/reward profile of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

A shareholder's investment in the Fund, like all mutual funds, is subject to the risk that the shareholder could lose money on his or her investment. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

FOREIGN COMPANY RISK - Investing in foreign companies, including direct investments and through ADRs which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.

INVESTMENT STYLE RISK - The Fund pursues a "value style" of investing. Value investing focuses on companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

SMALLER CAPITALIZATION COMPANY RISK - The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

REIT RISK - REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

ROYALTY TRUST RISK - The Fund may invest in royalty trusts which are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

MLP RISK - MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the "SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

INVESTMENTS IN ETFS - To the extent the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs incur fees that are separate from those of the Fund. Accordingly, the Fund's investments, similar to real estate investment trusts, in ETFs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses.

PERFORMANCE INFORMATION

The Fund is new, and therefore, has no performance information; however, the Adviser manages separate accounts and commingled funds with substantially similar investment objectives and policies as the Fund. For more information about these similar accounts, including performance information, see "Historical Performance Data of the Adviser."

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------------------- ------------------------
                                                                                               INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------- ------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                   None
--------------------------------------------------------------------------------------------- ------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                              None
--------------------------------------------------------------------------------------------- ------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a              None
percentage of offering price)
--------------------------------------------------------------------------------------------- ------------------------
Redemption Fee (as a percentage of amount redeemed, if applicable)*                                    None
----------------------------------------------------------------------------------------------------------------------

* Your proceeds can be wired to your bank account (subject to a $10 fee), by ACH, or by check to address of record.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


------------------------------------------------------------ ---------------------------------------------------------
                                                                               INSTITUTIONAL SHARES
------------------------------------------------------------ ---------------------------------------------------------
Investment Advisory Fees                                                              0.75%
------------------------------------------------------------ ---------------------------------------------------------
Other Expenses*                                                                       0.25%
------------------------------------------------------------ ---------------------------------------------------------
Acquired Fund Fees and Expenses                                                      0.00%**
------------------------------------------------------------ ---------------------------------------------------------
Total Annual Operating Expenses***                                                    1.00%
------------------------------------------------------------ ---------------------------------------------------------

*    Other Expenses are based on estimated amounts for the current fiscal year.
**   Represents less than 0.01%.
*** The Fund's adviser has voluntarily agreed to reduce fees and to reimburse expenses in order to keep the Fund's actual total annual operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.00%. The Adviser may discontinue all or part of this expense limitation reimbursement at any time. In addition, if at any point during the first three years after the expense was incurred it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Operating Expenses" and 1.00% to recapture any of its prior expense limitation reimbursements.


For more information about Investment Advisory Fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions.* Although your actual costs and returns might be different, based on these estimates your approximate costs of investing $10,000 in the Fund would be:

        --------------------------------- --------------------------------------
                     1 YEAR                           3 YEARS
        --------------------------------- --------------------------------------
                      $102                             $318
        --------------------------------- --------------------------------------
----------
* THE COST FIGURES IN THE EXAMPLE ARE BASED ON THE FUND'S TOTAL ANNUAL FUND OPERATING EXPENSES, WHICH DO NOT REFLECT FEE WAIVERS OR EXPENSE REIMBURSEMENTS.

MORE INFORMATION ABOUT PRINCIPAL RISKS

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has an investment goal and strategies for reaching that goal. The Fund's investment adviser, Westwood Management Corp., invests the Fund's assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, interests in MLPs and royalty trusts, shares of REITs, and ADRs, as well as shares of ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FOREIGN SECURITY RISK - Investments in securities of foreign companies (including direct investments as well as ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (for information on how to obtain a copy of the Statement of Additional Information see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the Statement of Additional Information. On a quarterly basis, the Fund will post its complete portfolio holdings on the internet at http://www.whgfunds.com. This information is provided with a lag of at least 30 days. On a monthly basis, the Fund will post its top ten portfolio holdings on the internet at http://www.whgfunds.com. The information on the Fund's website is provided on the next Business Day after the month end and is publicly available.

INVESTMENT ADVISER


Westwood Management Corp., a New York corporation formed in 1983, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2006, the Adviser had approximately $5.35 billion in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75%, based on the average daily net assets of the Fund. The Adviser has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to 1.00% of average net assets. To maintain these expense limits, the Adviser may waive a portion of its management fees and/or reimburse certain expenses of the Fund. The Adviser intends to continue its expense limitations until further notice, but may discontinue it at any time. In addition, if at any point during the first three years of Fund operations it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the "Total Annual Fund Operating Expenses" and 1.00%, to recapture any of its prior expense limitation reimbursements. A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report dated October 31, 2006.

PORTFOLIO MANAGERS

The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds. The investment process is the same for similar accounts, including the Fund, and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser's investment strategies. The Adviser's all-cap investment strategy is managed by a portfolio team. Weekly research meetings provide a forum where the Adviser's investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the portfolio team.


Although the Fund is managed by a portfolio team, the Adviser has identified the five team members with the most significant responsibility for the Fund's assets. This list does not include all members of the investment team. A description of each of the listed investment professional's role on the portfolio team is set forth below.

Mr. Christopher J. MacDonald, CFA, has served as Vice President and Research Analyst of the Adviser since 1997. He joined the Adviser in 1994 and has served on the portfolio team for the Fund since its inception. Mr. MacDonald participates in the investment decision process during the portfolio team meetings in which the team determines the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund, and he is also responsible for representing the Fund to investors. Mr. MacDonald has more than 18 years of investment experience.

Mr. Jay K. Singhania, CFA, has served as Vice President and Research Analyst of the Adviser since June 2004. Prior to this appointment, Mr. Singhania served as Assistant Vice President and Research Analyst of the Adviser from July 2002 to June 2004, and as Research Analyst from March 2001 to July 2002. Mr. Singhania has served on the portfolio team for the Fund since its inception. Prior to joining the Adviser, Mr. Singhania spent two years at Bank of America as an analyst in their Retail Industry Group where he was also involved with due diligence and financial modeling. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund, and he is also responsible for representing the Fund to investors. Mr. Singhania has more than 11 years of investment experience.

Mr. Philip G. Robert has served as Vice President and Research Analyst for the Adviser since July 2006. Before that, he served as Assistant Vice President and Research Analyst from March 2005, when he joined the Advisor, until July 2006. Prior to joining the Adviser, Mr. Robert worked for 1st Source Investment Advisers from 2003 to 2004 as Portfolio Manager of a small-cap equity fund. From 2000 to 2002, he worked for Babson Capital Management as a Managing Director/Small-Cap Equities on the Small-Cap Core/Growth team. From 1997 to 2000, he worked for DePrince, Race and Zollo, where he was responsible for the firm's micro cap value fund. He has served on the portfolio team for the Fund since its inception. Mr. Robert participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund, and he is also responsible for representing the Fund to investors. Mr. Robert has more than 15 years of investment experience.

Mr. Ragen R. Stienke, CFA, has served as Vice President and Research Analyst since July 2006. Before that, Mr. Stienke served as Assistant Vice President and Research Analyst from November 2004, when he joined the Advisor, until July 2006. Prior to joining the Adviser, he worked for UBS Investment Bank in the research department where he served as a software analyst from June 2000 to March 2003 and as a U.S. equity strategist from April 2003 to October 2004. Mr. Stienke has served on the portfolio team for the Fund since its inception. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund, and he is also responsible for representing the Fund to investors. Mr. Stienke has more than 11 years of investment experience.

Mr. John D. Vandermosten, CFA, has served as Assistant Vice President and Research Analyst for the Adviser since joining the Advisor in September 2005. Prior to joining the Adviser, Mr. Vandermosten worked for the Teacher Retirement System of Texas (TRS) as an Investment Analyst on the Options Overwriting Fund from June 2001 to September 2005. Prior to that, he served in the U.S. Navy for 11 years. Mr. Vandermosten has served on the portfolio team for the Fund since its inception. He participates in the investment decision process during the portfolio team meetings in which the team decides the stock/weight selection for the model portfolio. He has authority to direct trading activity on the Fund, and he is also responsible for representing the Fund to investors. Mr. Vandermosten has more than 7 years of investment experience.


The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

HISTORICAL PERFORMANCE DATA OF THE ADVISER

The following tables give the historical performance of all the actual, fee-paying separate accounts, referred to as a "Composite", managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The Composite does not reflect all of the firm's assets under management. A complete list and description of the firm's composites are available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND. Performance is historical and does not represent the future performance of the Fund or of the Adviser.


The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. This composite performance data was calculated in accordance with the standards of the Chartered Financial Analyst Institute (CFA(R)).(1) All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the accounts included in the composites, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculation. Securities are valued as of trade-date. Accounts in the Composite were under management for the entire reporting period. Beginning January 1, 2006, the minimum portfolio size for inclusion in the Westwood Composites is $5 million. Prior to January 1, 2006, there was no minimum asset size below which portfolios were excluded from a Composite. The currency used to express performance in the Composite is stated in U.S. dollars. Performance results are presented both net of investment management fees and gross of investment management fees. Because of variation in fee levels, the "net of fees" Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Accounts that are included in the Composites are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities tax laws as the Fund.

The investment results for the Adviser Composite presented below are not intended to predict or suggest the future returns of the Fund. The Fund has no performance record, and the performance data shown below should not be considered a substitute for the Fund's own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE ADVISER'S ALLCAP VALUE COMPOSITE CHARACTERISTICS(2)

(JULY 1, 2002 THROUGH DECEMBER 31, 2006)

------------------ ------------- ------------------- --------------- ---------------- ---------------- ---------------
                      TOTAL                                                            TOTAL ASSETS
                      RETURN                                                             AT END OF
                    (GROSS OF       RUSSELL 3000       NUMBER OF                          PERIOD       PERCENTAGE OF
      YEAR            FEES)       VALUE INDEX(3)(4)    PORTFOLIOS      DISPERSION(6)   ($ MILLIONS)     FIRM ASSETS
------------------ ------------- ------------------- --------------- ---------------- ---------------- ---------------
      2006            20.0%            22.3%               1              0.00             $18.5            0.3%
------------------ ------------- ------------------- --------------- ---------------- ---------------- ---------------
      2005            16.0%             6.9%               1              0.00             $12.5            0.3%
------------------ ------------- ------------------- --------------- ---------------- ---------------- ---------------
      2004            19.5%            16.9%               1              0.00              $2.5            0.1%
------------------ ------------- ------------------- --------------- ---------------- ---------------- ---------------
      2003            28.6%            31.1%               1              0.00             $96.8            2.5%
------------------ ------------- ------------------- --------------- ---------------- ---------------- ---------------
      2002*          -12.9%           -11.7%               1              0.00             $63.3            1.6%
------------------ ------------- ------------------- --------------- ---------------- ---------------- ---------------

----------------------------------------------------------------------------------------------------
ANNUALIZED RETURNS (AS OF 12/31/2006)
------------------------------ ----------------------------------------------- ---------------------
                                                 ADVISER'S
                                             COMPOSITE RETURNS
------------------------------ ------------------------- --------------------- ---------------------
                                                               GROSS OF
                                  NET OF INVESTMENT           INVESTMENT        RUSSELL 3000 VALUE
         TIME PERIOD               MANAGEMENT FEES         MANAGEMENT FEES           INDEX(3)(4)
------------------------------ ------------------------- --------------------- ---------------------
           1 Year                       19.5%                   20.0%                 22.3%
------------------------------ ------------------------- --------------------- ---------------------
           2 Years                      17.6%                   18.0%                 14.3%
------------------------------ ------------------------- --------------------- ---------------------
           3 Years                      18.2%                   18.5%                 15.2%
------------------------------ ------------------------- --------------------- ---------------------
           4 Years                      20.7%                   20.9%                 19.0%
------------------------------ ------------------------- --------------------- ---------------------
  Since Inception (7/1/02)              14.6%                   14.8%                 13.5%
------------------------------ ------------------------- --------------------- ---------------------

                ----------------------------- ------------------------------------------------
                                                                 ADVISER'S
                        TIME PERIOD                          COMPOSITE RETURNS
                ----------------------------- -------------------------- ---------------------
                                                  NET OF INVESTMENT        GROSS OF INVESTMENT
                       CALENDAR YEARS              MANAGEMENT FEES           MANAGEMENT FEES
                ----------------------------- -------------------------- ---------------------
                            2006                        19.5%                   20.0%
                ----------------------------- -------------------------- ---------------------
                            2005                        15.7%                   16.0%
                ----------------------------- -------------------------- ---------------------
                            2004                        19.3%                   19.5%
                ----------------------------- -------------------------- ---------------------
                            2003                        28.4%                   28.6%
                ----------------------------- -------------------------- ---------------------
                           2002*                       (13.0)%                 (12.9)%
                ----------------------------- -------------------------- ---------------------

----------
*    Inception date is 7/1/02.

(1) CFA(R) is an international, nonprofit organization of more than 50,000 investment practitioners and educators in over 100 countries. CFA(R) offers services in three broad categories: Education through seminars and publications; Professional Conduct and Ethics; and Standards of Practice and Advocacy. These CFA(R) performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results and (ii) ensure uniformity in reporting so that performance results of the investment advisers are directly comparable. The Adviser has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)). CFA(R) has not been involved in the preparation or review of this report.

(2) The calculation of returns is computed on a monthly basis starting 7/1/2002 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of management fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood's fee schedules are as follows: for the AllCap Value strategy, 0.75% on the first $25 million, negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Asset-weighted standard deviation of investment returns versus asset-weighted composite includes accounts managed for entire year. Westwood Management has been verified for the periods January 1, 1995 through December 31, 2006 by an independent verifier. A copy of the verification report is available upon request.


(3) The Russell 3000 Index is an unmanaged market index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The return for this unmanaged index does not include any transaction costs, management fees or other costs.

(4) The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.

(5) Dispersion is a measure of the spread of the annual returns of individual portfolios within a composite. Measures may include, but are not limited to, high/low, inter-quartile range, and standard deviation (asset weighted or equal weighted).

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Shares of the Fund.

Institutional Shares are for individual and institutional investors.

HOW TO PURCHASE FUND SHARES

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-FUND-WHG or log on to the Fund's website at WWW.WHGFUNDS.COM.


All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Fund does not accept purchases made by third-party or credit card checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Market Timing Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

REGULAR MAIL ADDRESS

WHG Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

WHG Funds
430 W. 7th Street
Kansas City, MO  64105

BY WIRE

To open an account by wire, first call 1-877-FUND-WHG for details. To add to an existing account by wire, wire your money using the instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA#:  101000695
WHG Funds
DDA# 9871063178
Ref: fund name/account number/wire control number

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days either the NYSE or the Federal Reserve is closed. The price per share (the "Offering Price") will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through your account with your broker or financial intermediary. For the reasons discussed below, if you place an order through a financial intermediary, please consult with the financial intermediary to determine when your order will be executed. In addition, when dealing with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers.

Certain financial intermediaries are authorized agents of the Fund for the sole purpose of accepting purchase and redemption orders for Fund shares (referred to herein as "Authorized Intermediaries"). Purchase and redemption requests sent to such Authorized Intermediaries are executed at the NAV next determined after the intermediary receives the request if transmitted to the Fund's transfer agent in accordance with the Fund's procedures and applicable law. So, for you to receive the current Business Day's NAV, an Authorized Intermediary must receive your purchase or sale order in proper form before 4:00 p.m., Eastern Time. Authorized Intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If an Authorized Intermediary fails to do so, it may be responsible for any resulting fees or losses.

Please note, if your financial intermediary is not an Authorized Intermediary, you may have to transmit your purchase and sale requests to your intermediary at an earlier time for your transaction to become effective that day. This earlier cut-off time allows these intermediaries time to process your requests and transmit them to the Fund. These intermediaries are responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. Purchase and redemption requests sent to intermediaries that are not Authorized Intermediaries are executed at the NAV next determined after the Fund's transfer agent receives the order from the intermediary.

HOW THE FUND CALCULATES NAV


NAV for one Fund share is the value of that share's portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a foreign security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Fund's Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Fund's Board, these methods are implemented through the Fund's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.


Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund will consider any relevant information as related to the securities such as, the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the U.S.

MINIMUM PURCHASES


To purchase shares for the first time, you must invest at least $5,000. To purchase shares for an individual retirement account ("IRA") or other tax qualified account only, you must invest at least $5,000. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts at its discretion.


HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund's transfer agent directly by mail or telephone at 1-877-FUND-WHG.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). Signature guarantees may also be required for redemption requests for amounts over $25,000. In addition, you will need to provide a signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of the shareholders. Before they grant a redemption request, the Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (subject to a $10 fee), sent to you by check or sent via Automated Clearing House (ACH) to your bank account once you have established banking instructions with the Fund. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sold them.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES


If your account balance drops below $5,000 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days' written notice to give you sufficient time to add to your account and avoid the need to sell your shares.


SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS

Brokers, dealers, banks, trust companies and other financial intermediaries may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

For providing certain services to their clients, financial intermediaries may be paid a fee based on the assets of the Fund that are attributable to the financial intermediary. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial intermediaries may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial intermediary should provide you with a schedule of its fees and services.

The Fund may pay all or part of the fees paid to financial intermediaries. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser and its affiliates may, at their own expense, pay financial intermediaries for these services.

The Adviser and its affiliates may, at their own expense, pay financial intermediaries for distribution and marketing services performed with respect to the Fund. The Adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the Fund.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Fund may invest in foreign securities that trade primarily on markets that close prior to the time the Fund determines its NAV, frequent trading may have a greater potential to dilute the value of the Fund's shares as compared to a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). This type of arbitrage may dilute the value of the Fund's shares if the price of the Fund's foreign securities do not reflect their fair value. The Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage.


The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Fund's Board. For purposes of applying these policies, the Fund's service providers will consider the trading history of accounts known to be under common ownership or control to the extent they believe an investor or group of investors is attempting to evade detection under the Fund's policies and procedures by the use of multiple accounts. The Fund's policies and procedures include the following:


     o Shareholders are restricted from making more than 4 "round trips" into or out of the Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders.

Although these policies are designed to deter frequent trading, none of these measures alone, nor all of them taken together, eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot ensure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

However, the Fund reserves the right to close or liquidate your account at the NAV next determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions, other than distributions of qualified dividend income, and distributions of short-term capital gains are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.


Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer.


MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                         THE ADVISORS' INNER CIRCLE FUND


                                    WHG FUNDS

INVESTMENT ADVISER
Westwood Management Corp.
200 Crescent Court, Suite 1200
Dallas, Texas 75201

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP


MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI dated March 1, 2007, includes detailed information about the WHG AllCap Value Fund and The Advisors' Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Fund's managers about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.


TO OBTAIN AN SAI OR MORE INFORMATION:

BY TELEPHONE:     1-877-FUND-WHG

BY MAIL:          WHG Funds
                  P.O. Box 219009
                  Kansas City, MO 64121-9009

BY INTERNET:      WWW.WHGFUNDS.COM


FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV.


THE ADVISORS' INNER CIRCLE FUND'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-06400.


                                                                WHG-PS-XXX-XXXX

                       STATEMENT OF ADDITIONAL INFORMATION

                       ACADIAN EMERGING MARKETS PORTFOLIO

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2007

                               INVESTMENT ADVISER:
                         ACADIAN ASSET MANAGEMENT, INC.


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Acadian Emerging Markets Portfolio (the "Fund"). This SAI should be read in conjunction with the prospectus dated March 1, 2007. Capitalized terms not defined herein are defined in the prospectus. The financial statements and notes thereto contained in the 2006 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2006 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's prospectus or Annual Report free of charge by calling the Fund at 866-AAM-6161.


                                TABLE OF CONTENTS

THE TRUST ...................................................................S-1
DESCRIPTION OF PERMITTED INVESTMENTS ........................................S-1
INVESTMENT POLICIES OF THE FUND ............................................S-27
INVESTMENT ADVISORY AND OTHER SERVICES .....................................S-29
PORTFOLIO MANAGERS .........................................................S-30
THE ADMINISTRATOR ..........................................................S-32
THE DISTRIBUTOR ............................................................S-33
TRANSFER AGENT .............................................................S-34
CUSTODIAN ..................................................................S-34
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..............................S-34
LEGAL COUNSEL ..............................................................S-34
TRUSTEES AND OFFICERS OF THE TRUST .........................................S-34
PURCHASING AND REDEEMING SHARES ............................................S-40
DETERMINATION OF NET ASSET VALUE ...........................................S-40
TAXES ......................................................................S-41
BROKERAGE ALLOCATION AND OTHER PRACTICES ...................................S-45
PORTFOLIO HOLDINGS .........................................................S-47
DESCRIPTION OF SHARES ......................................................S-49
SHAREHOLDER LIABILITY ......................................................S-49
LIMITATION OF TRUSTEES' LIABILITY ..........................................S-49
PROXY VOTING ...............................................................S-49
CODES OF ETHICS ............................................................S-50
5% AND 25% SHAREHOLDERS ....................................................S-50
APPENDIX A - RATINGS ........................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES ...........................B-1

March 1, 2007

ACA-SX-001-0600

THE TRUST

GENERAL. The Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Generally, each fund pays its
(i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

HISTORY OF THE FUND. The Acadian Emerging Markets Portfolio is the successor to the UAM Funds, Inc. Acadian Emerging Markets Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by Acadian Asset Management, Inc. ("Acadian" or the "Adviser") using the same investment objective, strategies, policies and restrictions as those used by the Fund. The Predecessor Fund's date of inception was June 17, 1993. The Predecessor Fund dissolved and reorganized into the Acadian Emerging Markets Portfolio on June 24, 2002. Substantially all of the assets of the Predecessor Fund were transferred to its successor in connection with the Fund's commencement of operations on June 24, 2002.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.



DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUND USE?

The Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

DEBT SECURITIES
Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. government securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     o    By the right of the issuer to borrow from the U.S. Treasury;
     o By the discretionary authority of the U.S. government to buy the obligations of the agency; or
     o    By the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC") - FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Fund will only invest in a security issued by a commercial bank if the bank:

     o Has total assets of at least $1 billion, or the equivalent in other currencies;
     o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and
     o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

EMERGING MARKETS - When the Fund invests in fixed income securities in emerging markets, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

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An effective duration of four years, for example, would suggest that for each 1%
reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and the coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o        INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o        PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can reduce the value of mortgage-backed securities, which may cause your share price to fall. Lower rates may motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o        EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o       CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

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Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Fund may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

                                      S-8
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Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to certain risks.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission (the "CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

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OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o        PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;
     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
     o|   Closing it out in the secondary market at its current price.

o        SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put

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option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
     o A call option on the same security or index with the same or lesser exercise price;
     o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things:

     o    Entering into a short position in the underlying security;
     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
     o    Maintaining the entire exercise price in liquid securities.

o        OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o        OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition,

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the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o        COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o       FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).
     o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.
     o    Do not require an initial margin deposit.

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     o    May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o        EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

o        INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o       CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

CORRELATION OF PRICES - The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and
     o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

     o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
     o    have to purchase or sell the instrument underlying the contract;
     o    not be able to hedge its investments; and
     o    not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;
     o unusual or unforeseen circumstances may interrupt normal operations of an exchange;
     o the facilities of the exchange may not be adequate to handle current trading volume;
     o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or
     o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     o    actual and anticipated changes in interest rates;
     o    fiscal and monetary policies; and
     o    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;
     o Factors affecting an entire industry, such as increases in production costs; and
     o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPOS") - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Fund can invest in foreign securities in a number of ways:

     o The Fund can invest directly in foreign securities denominated in a foreign currency;
     o The Fund can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and
     o    The Fund can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS - An "emerging country" is generally a country that the World Bank and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 150 countries that the international financial community generally considers to be emerging or developing countries, approximately 50 of which currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;
     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;
     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;
     o The internal policies of a particular foreign country may be less stable than in the U.S. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and
     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the U.S. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter ("OTC") market located outside of the U.S. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the U.S. Foreign stock markets tend to differ from those in the U.S. in a number of ways.

Foreign stock markets:

     o are generally more volatile than, and not as developed or efficient as, those in the U.S.;
     o    have substantially less volume;
     o trade securities that tend to be less liquid and experience rapid and erratic price movements;
     o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;
     o employ trading, settlement and custodial practices less developed than those in U.S. markets; and
     o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the U.S.

     o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     o restrictions on transferring securities within the U.S. or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;
     o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;
     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;
     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;
     o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and
     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;
     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;
     o Offer less protection of property rights than more developed countries; and
     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

INVESTMENT COMPANIES

The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or U.S. Securities and Exchange Commission ("SEC") staff interpretations thereunder.

NON-DIVERSIFICATION

The Fund is non-diversified, as that term is defined in the 1940 Act, which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. Although the Adviser does not intend to invest more than 5% of the Fund's assets in any single issuer (with the exception of securities which are issued or guaranteed by a national government), the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that the Fund be diversified (I.E., will not invest more than 5% of its assets in the securities in any one issuer) with respect to 50% of its assets.

REPURCHASE AGREEMENTS

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

When the Fund enters into a repurchase agreement it will:

     o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and
     o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED AND ILLIQUID SECURITIES

While the Fund does not anticipate doing so, it may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933
Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board of Trustees (the "Board"). This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

     o    Take advantage of an anticipated decline in prices.

     o    Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.

RESTRICTIONS ON SHORT SALES:

The Fund will not short sell a security if:

     o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

     o The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets.

     o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUND

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. Unless otherwise noted, the Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing and illiquid securities) and other applicable investment requirements immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

     o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time.

     o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

     o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

     o Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

     o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.


NON-FUNDAMENTAL POLICIES

In addition to the investment objective of the Fund, the following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund may:

     o not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33(1)/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

          Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33(1)/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

     o purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     o purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     o    invest in the securities of foreign issuers.

     o purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

          The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretation thereunder.

     o invest in illiquid and restricted securities to the extent permitted by applicable law.

          The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

     o    write covered call options and may buy and sell put and call options.

     o    enter into repurchase agreements.

     o lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33(1)/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

     o    sell securities short and engage in short sales "against the box."

     o    enter into swap transactions.


Further, the Fund may not change its investment strategy to invest at least 80% of its net assets in equity securities of issuers that (1) have their principal securities trading market in an emerging country; (2) alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging countries; and (3) are organized under the laws of, and have principal office in, an emerging country without 60 days' prior written notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. Acadian Asset Management, Inc., a Massachusetts corporation located at One Post Office Square, Boston, Massachusetts 02109, is the investment adviser to the Fund. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The Adviser has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1986. In 1992, the Adviser became a wholly-owned subsidiary of United Asset Management Corporation, which was in turn purchased by London-based global financial services company Old Mutual plc in 2000. Today, the Adviser is a wholly owned subsidiary of Old Mutual (US) Holdings Inc., which is marketed under the name Old Mutual Asset Management. As of December 31, 2006, the Adviser had approximately $63.9 billion in assets under management.

Old Mutual (US) Holdings Inc. is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In September 2000, Old Mutual plc purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual (US) Holdings Inc. has acquired or organized more than 50 affiliated firms. Old Mutual (US) Holdings Inc. has a number of affiliates who are SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or funds in the UAM Funds Complex. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, a financial services company based in the United Kingdom.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Board. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services, the Fund pays the Adviser a fee calculated at an annual rate of 1.00% of its average daily net assets. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. The Adviser has voluntarily agreed to limit the expenses of the Fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 2.50%. However, the Adviser does not expect that any fee waivers will be necessary to keep fund expenses below the cap. The Adviser may change or cancel this expense limitation at any time.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the following advisory fees:

---------------------------------- --------------------------------------------------------------------------------------
              FUND                                                       FEES PAID
---------------------------------- ---------------------------- ---------------------------- ----------------------------
                                              2004                         2005                         2006
---------------------------------- ---------------------------- ---------------------------- ----------------------------
Emerging Markets Portfolio                 $4,086,394                   $6,629,743                   $8,555,459
---------------------------------- ---------------------------- ---------------------------- ----------------------------

PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Investment Professionals at Acadian receive a fixed base salary, discretionary cash bonus, deferred compensation and a benefits package. Acadian designs a portfolio manager's base salary to be competitive in light of the individual's experience and responsibilities. Acadian management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Overall firm profitability, including the profitability of Acadian's parent company, Old Mutual Asset Managers LLC, determines the total amount of incentive compensation pool that is available for investment professionals, and individual compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Acadian's investment professionals are rewarded based on the extent to which client objectives are met in terms of Acadian's performance and other goals as well as client's service expectations, teamwork, contribution of investment ideas, leadership and overall success of the firm and the investment products. Not all of these factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. Portfolio manager compensation is not based on the performance of any specific portfolio but his or her contribution to and the performance of the Acadian investment team as a whole.

Most Acadian portfolio managers participate in a long-term incentive plan. Participation is in the form of stock appreciation rights. Eligibility is based on an individual's level of contribution to the firm's objectives and his or her tenure with the firm.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

------------------------------------------ ------------------------------------------------------------------
NAME                                                              DOLLAR RANGE OF FUND SHARES*
------------------------------------------ ------------------------------------------------------------------
John Chisholm                                                           Over $1,000,000
------------------------------------------ ------------------------------------------------------------------
Brian Wolahan                                                          $10,001 - $50,000
------------------------------------------ ------------------------------------------------------------------
Charles Wang                                                          $100,001 - $500,000
------------------------------------------ ------------------------------------------------------------------
Ronald Frashure                                                         Over $1,000,000
------------------------------------------ ------------------------------------------------------------------
Matthew Cohen                                                          $10,001 - $50,000
------------------------------------------ ------------------------------------------------------------------

*    Valuation date is October 31, 2006.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. Note that some of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of October 31, 2006.

---------------- ----------------------------------- -------------------------------- ------------------------------------
                  REGISTERED INVESTMENT COMPANIES*       OTHER POOLED INVESTMENT
     NAME+                                                     VEHICLES**                      OTHER ACCOUNTS***
---------------- ----------------------------------- -------------------------------- ------------------------------------
                  NUMBER OF                           NUMBER OF                        NUMBER OF
                  ACCOUNTS        TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS       ACCOUNTS        TOTAL ASSETS
---------------- ------------ ---------------------- ------------ ------------------- ------------- ----------------------
John Chisholm        16          $4,048,255,300          52         $9,417,951,215        138          $41,574,631,803
---------------- ------------ ---------------------- ------------ ------------------- ------------- ----------------------
Brian Wolahan        16          $4,048,255,300          52         $9,417,951,215        138          $41,574,631,803
---------------- ------------ ---------------------- ------------ ------------------- ------------- ----------------------
Charles Wang         16          $4,048,255,300          52         $9,417,951,215        138          $41,574,631,803
---------------- ------------ ---------------------- ------------ ------------------- ------------- ----------------------
Ronald Frashure      16          $4,048,255,300          52         $9,417,951,215        138          $41,574,631,803
---------------- ------------ ---------------------- ------------ ------------------- ------------- ----------------------
Matthew Cohen        16          $4,048,255,300          52         $9,417,951,215        138          $41,574,631,803
---------------- ------------ ---------------------- ------------ ------------------- ------------- ----------------------

+ Please note that investment professionals function as a team of 12 investment professionals and are not segregated along product lines or by client type. Along with the team, the portfolio managers listed above work on all products and the data shown for each manager reflects firm-level numbers of accounts and assets under management, segregated by investment type.
* The advisory fee for one of these other accounts is based upon performance. Assets under management in this account total $2,244 million.
** The advisory fee for five of these other accounts is based upon performance. Assets under management in these accounts total $633 million.
*** The advisory fee for 31 of these other accounts is based upon performance. Assets under management in these accounts total $17,938 million.

CONFLICTS OF INTERESTS. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the subject Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for a Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by a Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the subject Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Chief Compliance Officer.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in assets, 0.10% for the next $250 million in assets, 0.08% for the next $250 million in assets and 0.04% for all assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Fund as a percentage of average daily net assets. Due to these minimums, the annual administration fee the Fund pays will exceed the above percentages at low asset levels.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the following administration fees:

-------------------------------------- -------------------------------------------------------------------------------------
                FUND                                                    ADMINISTRATION FEE
-------------------------------------- -------------------------------------------------------------------------------------
                                                  2004                         2005                         2006
-------------------------------------- ---------------------------- ---------------------------- ---------------------------
Emerging Markets Portfolio                      $455,015                     $671,345                     $791,726
-------------------------------------- ---------------------------- ---------------------------- ---------------------------

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust (the "Transfer Agent").

CUSTODIAN

Union Bank of California, 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian") acts as Custodian for the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700 Philadelphia, PA 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers LLP as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said reports.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's additional 40 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

----------------------------- ------------------ -------------------------------- ------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH             PRINCIPAL OCCUPATIONS
       DATE OF BIRTH               OF TERM               IN PAST 5 YEARS                  OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------- ------------------ -------------------------------- ------------------------------------------
Robert Nesher                 Chairman of the    SEI employee 1974 to present;     Trustee of The Advisors' Inner Circle
(DOB 08/17/46)                Board of           currently performs various       Fund II, Bishop Street Funds, SEI Global
                              Trustees*          services on behalf of SEI        Master Fund, plc, SEI Global Assets
                              (since 1991)       Investments for which Mr.        Fund, plc, SEI Global Investments Fund,
                                                 Nesher is compensated.           plc, SEI Investments Global, Limited,
                                                 Executive Vice President of      SEI Opportunity Master Fund, L.P., SEI
                                                 SEI Investments, 1986 to         Opportunity Fund, L.P., SEI Asset
                                                 1994.  Director and Executive    Allocation Trust, SEI Index Fund, SEI
                                                 Vice President of the            Daily Income Trust, SEI Institutional
                                                 Administrator and the            International Trust, SEI Institutional
                                                 Distributor, 1981 to 1994.       Investments Trust, SEI Institutional
                                                                                  Managed Trust, SEI Liquid Asset Trust
                                                                                  and SEI Tax Exempt Trust.
----------------------------- ------------------ -------------------------------- ------------------------------------------
William M. Doran              Trustee*           Self-Employed Consultant since   Trustee of The Advisors' Inner Circle
(DOB 05/26/40)                (since 1992)       2003.  Partner, Morgan, Lewis    Fund II, Bishop Street Funds, SEI Asset
                                                 & Bockius LLP (law firm) from    Allocation Trust, SEI Daily Income
                                                 1976 to 2003, counsel to the     Trust, SEI Index Fund, SEI Institutional
                                                 Trust, SEI Investments, the      International Trust, SEI Institutional
                                                 Administrator and the            Investments Trust, SEI Institutional
                                                 Distributor. Director of the     Managed Trust, SEI Liquid Asset Trust
                                                 Distributor since 2003.          and SEI Tax Exempt Trust., SEI
                                                 Director of SEI Investments      Investments - Global Fund Services
                                                 since 1974; Secretary of SEI     Limited, SEI Investments Global,
                                                 Investments since 1978.          Limited, SEI Investments (Europe),
                                                                                  Limited, SEI Investments (Asia) Limited,
                                                                                  and SEI Asset Korea Co., Ltd.
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------- ------------------ -------------------------------- ------------------------------------------
Charles E. Carlbom            Trustee            Self-Employed Business           Trustee of The Advisors' Inner Circle
(DOB 08/20/34)                (since 2005)       Consultant, Business             Fund II, Bishop Street Funds; Board
                                                 Projects Inc. since 1997.        Member, Oregon Transfer Co., and O.T.
                                                 Director, Crown Pacific Inc.,    Logistics, Inc.
                                                 CEO and President, United
                                                 Grocers Inc. from 1997 to 2000.
----------------------------- ------------------ -------------------------------- ------------------------------------------
Mitchell A. Johnson           Trustee            Retired.                         Trustee of The Advisors' Inner Circle
(DOB 03/01/42)                (since 2005)                                        Fund II, Bishop Street Funds; Director,
                                                                                  Federal Agricultural Mortgage
                                                                                  Corporation; Trustee of Diversified
                                                                                  Investors Portfolio, The Diversified
                                                                                  Investors Fund Group, The Diversified
                                                                                  Investors Fund Group II, and the
                                                                                  Diversified Investors Strategies
                                                                                  Variable Funds.
----------------------------- ------------------ -------------------------------- ------------------------------------------

----------------------------- ------------------ -------------------------------- ------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH             PRINCIPAL OCCUPATIONS
       DATE OF BIRTH               OF TERM               IN PAST 5 YEARS                  OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
Betty L. Krikorian            Trustee             Self-Employed Legal and         Trustee of The Advisors' Inner Circle
(DOB 01/23/43)                (since 2005)        Financial Services Consultant    Fund II and Bishop Street Funds.
                                                  since 2003. State Street Bank
                                                  In-house counsel, 1995 to
                                                  2003.
----------------------------- ------------------ -------------------------------- ------------------------------------------
Eugene B. Peters              Trustee             Private investor from 1987 to   Trustee of The Advisors' Inner Circle
(DOB 06/03/29)                (since 1993)        present. Vice president and     Fund II and Bishop Street Funds.
                                                  Chief Financial Officer,
                                                  Western Company of North
                                                  America (petroleum service
                                                  company), 1980 to 1986.
                                                  President of Gene Peters and
                                                  Associates (import company),
                                                  1978 to 1980. President and
                                                  Chief Executive Officer of
                                                  Jos. Schlitz Brewing Company
                                                  before 1978.
----------------------------- ------------------ -------------------------------- ------------------------------------------
James M. Storey               Trustee            Attorney, Solo Practitioner      Trustee of The Advisors' Inner Circle
(DOB 04/12/31)                (since 1994)       since 1994. Partner, Dechert     Fund II, Bishop Street Funds,
                                                 Price & Rhoads (law firm),       Massachusetts Health and Education
                                                 September 1987 to December       Tax-Exempt Trust, SEI Asset Allocation
                                                 1993.                            Trust, SEI Daily Income Trust, SEI Index
                                                                                  Fund, SEI Institutional International
                                                                                  Trust, SEI Institutional Investments
                                                                                  Trust, SEI Institutional Managed Trust,
                                                                                  SEI Liquid Asset Trust and SEI Tax
                                                                                  Exempt Trust, and U.S. Charitable Gift
                                                                                  Trust.
----------------------------- ------------------ -------------------------------- ------------------------------------------
George J. Sullivan, Jr.       Trustee            Chief Executive Officer,         Trustee of The Advisors' Inner Circle
(DOB 11/13/42)                (since 1999)       Newfound Consultants Inc.        Fund II, Bishop Street Funds, SEI Asset
                                                 since April 1997.  General       Allocation Trust, SEI Opportunity Fund,
                                                 Partner, Teton Partners, L.P.,   SEI Daily Income Trust, SEI Index Fund,
                                                 June 1991 to December 1996;      SEI Institutional International Trust,
                                                 Chief Financial Officer, Nobel   SEI Institutional Investments Trust, SEI
                                                 Partners, L.P., March 1991 to    Institutional Managed Trust, SEI Liquid
                                                 December 1996; Treasurer and     Asset Trust, SEI Opportunity Master
                                                 Clerk, Peak Asset Management,    Fund, SEI Tax Exempt Trust, and State
                                                 Inc., since 1991.                Street Navigator Securities Lending
                                                                                  Trust.
----------------------------- ------------------ -------------------------------- ------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met seven times in the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 44 times in the most recently completed fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

---------------------- ------------------------------------------------------- ---------------------------------------------
        NAME                        DOLLAR RANGE OF FUND SHARES                   AGGREGATE DOLLAR RANGE OF SHARES (ALL
                                              (FUND)*                                            FUNDS)*
---------------------- ------------------------------------------------------- ---------------------------------------------
       Carlbom                                  None                                               None
---------------------- ------------------------------------------------------- ---------------------------------------------
        Doran                                   None                                               None
---------------------- ------------------------------------------------------- ---------------------------------------------
       Johnson                                  None                                               None
---------------------- ------------------------------------------------------- ---------------------------------------------
      Krikorian                                 None                                               None
---------------------- ------------------------------------------------------- ---------------------------------------------
       Nesher                                   None                                               None
---------------------- ------------------------------------------------------- ---------------------------------------------
       Peters                                   None                                               None
---------------------- ------------------------------------------------------- ---------------------------------------------
       Storey                                   None                                               None
---------------------- ------------------------------------------------------- ---------------------------------------------
      Sullivan                                  None                                               None
---------------------- ------------------------------------------------------- ---------------------------------------------

*    Valuation date is December 31, 2006.



BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

---------------------- --------------------------- --------------------------- -------------------------- ---------------------
        NAME                   AGGREGATE             PENSION OR RETIREMENT         ESTIMATED ANNUAL        TOTAL COMPENSATION
                              COMPENSATION          BENEFITS ACCRUED AS PART   BENEFITS UPON RETIREMENT    FROM THE TRUST AND
                                                        OF FUND EXPENSES                                     FUND COMPLEX*
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Carlbom                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
        Doran                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Johnson                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Krikorian                 $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Nesher                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Peters                   $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Storey                   $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Sullivan                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------

*    The Trust is the only investment company in the "Fund Complex."



TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

----------------------------- ----------------------------- --------------------------------------- -------------------------
          NAME AND              POSITION WITH TRUST AND           PRINCIPAL OCCUPATIONS IN                     OTHER
       DATE OF BIRTH                 LENGTH OF TERM                    PAST 5 YEARS                      DIRECTORSHIPS HELD
----------------------------- ----------------------------- --------------------------------------- -------------------------
James F. Volk                          President            Chief Accounting Officer and Chief      None.
(DOB 08/28/62)                        (since 2003)          Compliance Officer at SEI Investment
                                                            Manager Services
                                                            since 2004. Senior
                                                            Operations Officer
                                                            at SEI Investments,
                                                            Fund Accounting and
                                                            Administration from
                                                            1996 to 2004.
----------------------------- ----------------------------- --------------------------------------- -------------------------
Michael Lawson                    Controller and Chief      Director, Fund Accounting since July    None.
(DOB 10/8/60)                      Financial Officer        2005, Manager, Fund Accounting, SEI
                                      (since 2005)          Investments AVP, from  April 1995
                                                            through July 2005, excluding February
                                                            1998 through October 1998, Assistant
                                                            Product Manager, Pilgrim Baxter &
                                                            Associates February 1998 through
                                                            October 1998.
----------------------------- ----------------------------- --------------------------------------- -------------------------
Russell Emery                   Chief Compliance Officer    Director of Investment Product          None.
(DOB 12/18/62)                        (since 2006)          Management and Development, SEI
                                                            Investments, since
                                                            February 2003;
                                                            Senior Investment
                                                            Analyst - Equity
                                                            Team, SEI
                                                            Investments, from
                                                            March 2000 to
                                                            February 2003.
----------------------------- ----------------------------- --------------------------------------- -------------------------
Timothy D. Barto                   Vice President and       General Counsel and Secretary of SIMC   None.
(DOB 03/28/68)                 Assistant Secretary (since   and the Administrator since 2004.
                                         1999)              Vice President of SIMC and the
                                                            Administrator since 1999.  Vice
                                                            President and Assistant Secretary of
                                                            SEI Investments since 2001.
                                                            Assistant Secretary of SIMC, the
                                                            Administrator and the Distributor and
                                                            Vice President of the Distributor
                                                            from 1999 to 2003.
----------------------------- ----------------------------- --------------------------------------- -------------------------
James Ndiaye                         Vice President         Vice President and Assistant            None.
(DOB 09/11/68)                       and Secretary          Secretary of SIMC since 2005.  Vice
                                      (since 2004)          President at Deutsche Asset
                                                            Management from 2003 to 2004.
                                                            Associate at Morgan, Lewis & Bockius
                                                            LLP from 2000 to 2003.  Assistant
                                                            Vice President at ING Variable
                                                            Annuities Group from 1999 to 2000.
----------------------------- ----------------------------- --------------------------------------- -------------------------

----------------------------- ----------------------------- --------------------------------------- -------------------------
          NAME AND              POSITION WITH TRUST AND           PRINCIPAL OCCUPATIONS IN                     OTHER
       DATE OF BIRTH                 LENGTH OF TERM                    PAST 5 YEARS                      DIRECTORSHIPS HELD
----------------------------- ----------------------------- --------------------------------------- -------------------------
Sofia A. Rosala                      Vice President          Vice President and Assistant           None.
(DOB 02/01/74)                  and Assistant Secretary      Secretary of SIMC and the
                                      (since 2006)           Administrator since 2005.
                                                             Compliance Officer at SEI
                                                             Investments from 2001 to 2004.
                                                             Account and Product Consultant at
                                                             SEI Private Trust Company from 1998
                                                             to 2001.
----------------------------- ----------------------------- --------------------------------------- -------------------------
Nicole Welch                          AML Officer           Compliance Analyst, TD Waterhouse,      None.
(DOB 09/13/77)                        (since 2005)          2004.  Senior Compliance Analyst, UBS
                                                            Financial Services,
                                                            2002 to 2004.
                                                            Knowledge Management
                                                            Analyst,
                                                            PricewaterhouseCoopers
                                                            Consulting, 2000 to
                                                            2002.
----------------------------- ----------------------------- --------------------------------------- -------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90 day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------- ------------------------------------------------------------------------
                 FUND                            AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
--------------------------------------- ------------------------------------------------------------------------
                                                2004                    2005                     2006
--------------------------------------- ---------------------- ------------------------ ------------------------
Emerging Markets Portfolio                   $1,449,620               $811,527                 $975,328
--------------------------------------- ---------------------- ------------------------ ------------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2006, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

---------------------------------------- ---------------------------------- ----------------------------------------------
                                             TOTAL DOLLAR AMOUNT OF                TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                            BROKERAGE COMMISSIONS FOR              INVOLVING BROKERAGE COMMISSIONS FOR
                FUND                            RESEARCH SERVICES                           RESEARCH SERVICES
---------------------------------------- ---------------------------------- ----------------------------------------------
Emerging Markets Portfolio                            $36,645                               $183,222,700
---------------------------------------- ---------------------------------- ----------------------------------------------

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of October 31, 2006, the Fund did not hold any securities of regular brokers and dealers.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Fund may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Fund's two most recently completed fiscal years ended October 31, 2005 and 2006, the portfolio turnover rate for the Fund was as follows:

------------------------------------- ----------------------------------------------------------------------------------------
                FUND                                                  PORTFOLIO TURNOVER RATES
------------------------------------- ----------------------------------------------------------------------------------------
                                                         2005                                        2006
------------------------------------- ------------------------------------------- --------------------------------------------
     Emerging Markets Portfolio                          54%                                          38%
------------------------------------- ------------------------------------------- --------------------------------------------

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund's Chief Compliance Officer reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund will disclose a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 866-AAM-6161.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper, Morningstar, Inc., Frank Russell, Investor Force, PSN, DeMarche and Wilshire Associates may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Fund's policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that, to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than 10 days after the date of the information.

The Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that such information will be used solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that the Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling 866-AAM-6161; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2007, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Fund.

ACADIAN EMERGING MARKETS PORTFOLIO

SHAREHOLDER                                 NUMBER OF SHARES           %
-----------                                 ---------------           ---
Charles Schwab & Co, Inc.                   15,678,875.2060          51.03%
Reinvest Account
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Wachovia Bank FBO                            2,358,241.1330           7.68 %
Omnibus Cash Cash
1525 West Wt Harris Boulevard
Charlotte, NC  28288-0001

The Fund believes that most of the shares referred to above were held by the persons above in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

                              APPENDIX A - RATINGS


MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

         aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

         a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

         plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o    Leading market positions in well-established industries.
     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime         Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

         AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

         CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

         C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking portfolio payments, but that is currently paying.

         D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

        N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        SHORT-TERM ISSUE CREDIT RATINGS

         A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

         Investment Grade

         AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

         BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC,CC,C          High default risk. Default is a real possibility.
                           Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

         DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, I.E., below 50%.

                           Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         INTERNATIONAL SHORT-TERM CREDIT RATINGS

         F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D        Default.  Denotes actual or imminent payment default.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch Inc. does not rate the issuer or issue in question.

"Withdrawn:"    A rating is withdrawn when Fitch Inc. deems the amount of
information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert:    Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                         ACADIAN ASSET MANAGEMENT, INC.
                               PROXY VOTING POLICY
                               (AS OF MARCH 2006)


When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

PROXY VOTING GUIDELINES
Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Acadian has retained Institutional Shareholder Services (ISS) to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies ensures that Acadian votes in the best interest of its clients and insulates Acadian's voting decisions from any potential conflicts of interest.

There may be occasions when Acadian determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed Acadian not to vote proxies or direct Acadian to vote proxies in a certain manner. Acadian will maintain written instructions from clients with respect to directing proxy votes.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that changing the vote is in the best interest of clients. All overrides will be approved by an Executive Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

CONFLICTS OF INTEREST
Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian's interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and
(iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

VOTING POLICIES

Acadian has adopted the proxy voting policies developed by ISS. The policies have been developed based on ISS's independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change these policies from time to time without providing notice of changes to clients.

ISS proxy voting policies include:

Management Proposals: Proposals introduced by company management will generally be voted in accordance with management's recommendations on the following types of routine management proposals:

     o    Election of Directors (uncontested)
     o    Approval of Independent Auditors
     o    Executive Compensation Plans
     o Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans.

Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Proxies will generally be voted against proposals motivated by political, ethical or social concerns. Proposals will be examine solely from an economic perspective. Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company's ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Other (Non-Routine) Proposals: Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis. These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders' existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal. The following are examples of proposals that are voted on a case-by-case basis:

     o    Reorganizations/Restructurings
     o    Amendments to the Articles of Association
     o Non-Executive Director Compensation Proposals (cash and share based components)
     o    Increasing Borrowing Powers
     o    Debt Issuance Requests

VOTING PROCESS

Acadian has appointed the head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS's Global Proxy Distribution Service and ADP's Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a quarterly basis. Acadian will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

PROXY VOTING RECORD

Acadian's Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.




OBTAINING A VOTING PROXY REPORT

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Acadian's Marketing Service Representative, Amy Conklin, at 1-800-946-0166. The report will be provided free of charge.

                       STATEMENT OF ADDITIONAL INFORMATION

                              AIG MONEY MARKET FUND

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2007

                               INVESTMENT ADVISER:
                           AIG GLOBAL INVESTMENT CORP.

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the AIG Money Market Fund (the "Fund"). This SAI should be read in conjunction with the prospectus dated March 1, 2007. Capitalized terms not defined herein are defined in the prospectus. The financial statements and notes thereto contained in the 2006 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2006 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's prospectuses or Annual Report free of charge by calling the Fund at 1-800-249-7445.

                                TABLE OF CONTENTS

THE TRUST...................................................................S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES.............S-1
DESCRIPTION OF PERMITTED INVESTMENTS........................................S-2
INVESTMENT LIMITATIONS......................................................S-7
THE ADVISER.................................................................S-8
THE ADMINISTRATOR...........................................................S-9
THE DISTRIBUTOR............................................................S-10
THE TRANSFER AGENT.........................................................S-11
THE CUSTODIAN..............................................................S-11
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................S-11
LEGAL COUNSEL..............................................................S-11
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-11
PURCHASING AND REDEEMING SHARES............................................S-16
DETERMINATION OF NET ASSET VALUE...........................................S-17
TAXES......................................................................S-17
FUND TRANSACTIONS..........................................................S-19
PORTFOLIO HOLDINGS.........................................................S-21
DESCRIPTION OF SHARES......................................................S-22
SHAREHOLDER LIABILITY......................................................S-22
LIMITATION OF TRUSTEES' LIABILITY..........................................S-23
CODE OF ETHICS.............................................................S-23
5% AND 25% SHAREHOLDERS....................................................S-23
APPENDIX A - RATINGS........................................................A-1

March 1, 2007

THE TRUST

The Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. The Fund currently offers Class A and Class B shares. The different classes provide for variations in certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. For more information on shareholder servicing and distribution expenses, see the "The Distributor." All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders' approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

INVESTMENT OBJECTIVE. The investment objective of the Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. This investment objective is fundamental and cannot be changed without the consent of shareholders. It is also a fundamental policy of the Fund to use its best efforts to maintain a constant net asset value of $1.00 per share. There is no assurance that the Fund will achieve its investment objective. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act").

INVESTMENT STRATEGIES. In seeking its investment objective, the Fund will invest exclusively in (i) bills, notes and bonds issued by the United States Treasury ("U.S. Treasury Obligations") and separately traded interest and principal component parts of such obligations ("Stripped Government Securities"); (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. government; (iii) U.S. Dollar denominated short-term obligations of issuers rated at the time of investment in the highest rating category for short-term debt obligations (within which there may be sub-categories or gradations indicating relative standing) by two or more nationally recognized statistical rating organizations ("NRSROs"), or only one NRSRO if only one NRSRO has rated the security, or, if not rated, as determined by the Fund's investment adviser, AIG Global Investment Corp. (the "Adviser") to be of comparable quality, consisting of obligations of U.S. and foreign corporations, domestic banks, foreign banks, and U.S. and foreign savings and loan institutions; (iv) repurchase agreements with respect to the foregoing; (v) obligations of supranational entities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality; and (vi) obligations of foreign governments, agencies and instrumentalities satisfying the credit standards described above or, if not rated, determined by the Adviser to be of comparable quality. With respect to (iv) above, the Fund's investments in repurchase agreements may, at times, be significant and may comprise as much as 100% of the Fund's assets, if in the determination of the Adviser, such investment is appropriate in seeking to achieve the Fund's investment objective.

The Fund reserves the right to invest more than 25% of its total assets in obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to similar regulations as U.S. banks. To the extent that the Fund invests more than 25% of its net assets in bank obligations, it will be exposed to the risks associated with that industry as a whole. The Fund may purchase asset-backed securities rated in the highest NRSRO rating category at the time of investment. The Fund may invest in securities that pay interest on a variable or floating rate basis. In addition, the Fund may acquire securities on a when-issued basis and may buy securities that are subject to puts or standby commitments. The Fund will not invest more than 10% of its net assets in illiquid securities. The Fund reserves the right to enter into reverse repurchase agreements and engage in securities lending.

The Fund will use NRSROs such as Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") when determining security credit ratings.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS. Investments by a money market fund are subject to limitations imposed under regulations adopted by the U.S. Securities and Exchange Commission (the "SEC"). These regulations impose certain quality, maturity and diversification restraints on investments by a money market fund. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or (ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements. The Fund invests only in first tier securities.

DESCRIPTION OF PERMITTED INVESTMENTS

ASSET-BACKED SECURITIES - Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset-backed securities may be created in the future. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

Asset-backed securities are not issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card-holder. There may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT - Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

COMMERCIAL PAPER - Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

EURODOLLAR AND YANKEE BANK OBLIGATIONS - Eurodollar bank obligations are U.S. Dollar denominated certificates of deposit or time deposits issued outside the United States by foreign branches of U.S. banks or by foreign banks. Yankee bank obligations are U.S. Dollar denominated obligations issued in the United States by foreign banks.

ILLIQUID SECURITIES - Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees (the "Board"). Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a fund. Under the supervision of Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not invest more than 10% of its net assets in illiquid securities.

OBLIGATIONS OF SUPRANATIONAL ENTITIES - Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

REPURCHASE AGREEMENTS - Repurchase agreements are agreements by which a person (E.G, the Fund) obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer as recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Fund for purposes of its investment limitations. The repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the appropriate custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Permitted investments for the Fund includes restricted securities. Restricted securities, including securities eligible for re-sale under the 1933 Act's Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Adviser pursuant to guidelines adopted by the Board. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, each Adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

REVERSE REPURCHASE AGREEMENTS - Reverse repurchase agreements are agreements by which the Fund sells securities to financial institutions and simultaneously agrees to repurchase those securities at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, the Fund will place liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

SECURITIES OF OTHER INVESTMENT COMPANIES - The Fund may purchase securities of other investment companies that invest exclusively in money market instruments and operate in compliance with Rule 2a-7 under the 1940 Act. The Funds may purchase securities of other investment companies that invest exclusively in money market instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Federal securities laws limit the extent to which the Fund can invest in securities of other investment companies. The Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act of rule or SEC staff interpretations thereunder.

SECURITIES LENDING - The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SECURITIES OF FOREIGN GOVERNMENTS - The Fund may invest in U.S. Dollar denominated obligations of foreign governments. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

SECURITIES OF FOREIGN ISSUERS - There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities.

STANDBY COMMITMENTS AND PUTS - The Fund may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Fund would limit its put transactions to institutions which the Adviser believes present minimal credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of the Fund calculated immediately after any such put is acquired.

STRIPPED GOVERNMENT SECURITIES - The Fund may purchase Separately Traded Registered Interest and Principal Securities ("STRIPS") that are created when the coupon payments and the principal payment are stripped from an outstanding United States Treasury bond by the Federal Reserve Bank of New York and sold separately. The Fund may not actively trade STRIPS.

TIME DEPOSITS - Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or a remaining term to maturity in excess of seven (7) days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS - U.S. government agency obligations are obligations issued or guaranteed by agencies or instrumentalities of the U.S. government. Agencies of the U.S. government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("Ginnie Mae"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the U.S. government include securities issued by, among others, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("Fannie Mae") and the United States Postal Service as well as government trust certificates. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. TREASURY OBLIGATIONS - U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS.

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will maintain with its custodian a separate account with liquid assets in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to the investment objective of the Fund, the following are fundamental policies of the Fund and cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered a separate industry; and (iv) asset-backed securities will be classified according to the underlying assets securing such securities.

3. Make loans, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies;
         (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this SAI.

4. Borrow money, except that the Fund may (i) enter into reverse repurchase agreements and (ii) borrow money for temporary or emergency purposes and then only in an amount not exceeding 33 1/3% of the value of its total assets. Any borrowing will be done from a bank and asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

5.       Acquire more than 5% of the voting securities of any one issuer.

6.       Invest in companies for the purpose of exercising control.

7. Pledge, mortgage or hypothecate assets except to secure temporary borrowings in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

8. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of the Fund, it may invest in municipal securities or other marketable obligations secured by real estate or interests therein.

9. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

10. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Fund security.

11. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

12. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

13. Purchase or retain securities of an issuer if, to the knowledge of the Fund, an officer, trustee, partner or director of the Trust or any investment adviser of the Fund owns beneficially more than 0.5% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 0.5% of such shares or securities together own more than 5% of such shares or securities.

14. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

15. Write puts, calls, options or combinations thereof or invest in warrants.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

GENERAL. AIG Global Investment Corp. ("AIGGIC") is a professional investment management firm registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. AIG Capital Management Corp. (the "Former Adviser") served as the adviser to the Fund prior to December 31, 2003 at which time AIG Capital Management Corp. merged with and into the Adviser. The Adviser, like the Former Adviser, is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which, through its subsidiaries, is primarily engaged in a broad range of insurance, insurance-related and financial services activities in the United States and abroad. Its officers and employees include individuals with investment management experience, including experience with short-term investments. The principal business address of the Adviser is 70 Pine Street, New York, New York 10270. The Adviser is a member of the AIG Global Investment Group ("AIGGIG") which comprises a group of international companies (including AIGGIC) which provide investment advice and asset management products and services to clients around the world. As of December 31, 2006, AIGGIG managed approximately $670.4 billion, of which $107.5 billion relates to client assets. Total assets under management also includes approximately $563.0 billion of AIG affiliated assets, including those under management by joint ventures and certain other AIG investment adviser subsidiaries, but does not include assets sub-advised by third-party managers.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Board. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually; (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. The Adviser has voluntarily agreed to waive 10 basis points (0.10%) of its fees and to waive additional fees and/or reimburse certain expenses of the Fund to the extent necessary in order to limit net operating expenses to an annual rate of not more than 0.40% of the average daily net assets of the Class A shares of the Fund and not more than 0.75% of the average daily net assets of the Class B Shares of the Fund. The Adviser may discontinue all or part of this voluntary waiver at any time. For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the Adviser the following advisory fees:

------------ --------------------------------------- -------------------------------------- ---------------------------------------
   FUND              CONTRACTUAL FEES PAID                FEES WAIVED BY THE ADVISER             TOTAL FEES PAID (AFTER WAIVERS)
             --------------------------------------- -------------------------------------- ---------------------------------------
                2004*         2005         2006         2004*        2005         2006         2004*          2005          2006
------------ ------------- ------------ ------------ ------------ ------------ ------------ ------------- -------------- ----------
AIG Money     $2,919,825   $2,969,688   $3,567,658   $2,743,356   $1,204,941   $1,427,053     $176,469     $1,764,747    $2,140,605
Market
Fund
------------ ------------- ------------ ------------ ------------ ------------ ------------ ------------- -------------- ----------

* Information for the period from November 1, 2003 to December 31, 2003 refers to payments made to or waivers from the Former Adviser.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Trust shall pay the Administrator compensation for services rendered at an annual rate of 0.06% of the Fund's average daily net assets up to $500 million; 0.05% of the average daily net assets from $500 million up to and including $1 billion; and 0.04% of the average daily net assets in excess of $1 billion. There is a minimum annual fee of $95,000 per portfolio plus $15,000 for each additional class. For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the Administrator the following fees:

------------ ------------------------------------------ ----------------------------------------- ---------------------------------
   FUND                CONTRACTUAL FEES PAID                FEES WAIVED BY THE ADMINISTRATOR             TOTAL FEES PAID TO THE
                                                                                                             ADMINISTRATOR
                                                                                                            (AFTER WAIVERS)
             ------------------------------------------ ----------------------------------------- ---------------------------------
                 2004           2005          2006          2004           2005         2006         2004        2005        2006
------------ -------------- ------------- ------------- -------------- ------------- ------------ ----------- ----------- ---------
AIG Money      $616,709       $589,379      $626,537       $70,000       $93,182      $106,000     $546,709    $496,197    $521,000
Market
Fund
------------ -------------- ------------- ------------- -------------- ------------- ------------ ----------- ----------- ---------

* The Trust and the Administrator entered into an agreement dated May 19, 2000 whereby the Administrator agrees to pay the Fund's transfer agency expenses up to a maximum of $70,000 annually to the extent aggregate annual average net assets of Class A and Class B Shares remain greater than $450 million. A waiver of the administration fee on a dollar for dollar basis will offset transfer agency expenses billed to the Fund.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares, and which applies to both Class A and Class B shares of the Fund.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan (the "Plan") with respect to the Fund's Class B shares in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Board and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Board and of the Qualified Trustees.

The Plan provides that Class B shares of the Fund will pay the Distributor a maximum annual fee of 0.35% of the average daily net assets of the Class, which the Distributor may use to make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares. The Trust intends to operate the Plan in accordance with its terms and with the NASD rules concerning sales charges.

The Distributor has appointed AIG Equity Sales Corp. (the "Sub-Distributor"), a wholly-owned indirect subsidiary of AIG and an affiliate of the Adviser, as sub-distributor and servicing agent with respect to the Class B shares of the Fund. The Sub-Distributor may appoint additional sub-distributors and/or servicing agents.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Class B Shares of the Fund paid the Distributor the following fees pursuant to the Plan, all of which were paid to the Sub-Distributor (note that the Sub-Distributor has voluntarily agreed to waive 0.15% of the Class B shares of the Fund's average daily net assets. This waiver is voluntary and may be terminated at any time):

---------------------------------------------------------------------- ------------------------------------------------------------
                           12B-1 FEES PAID                                         12B-1 FEES RETAINED BY THE DISTRIBUTOR
---------------------------------------------------------------------- ------------------------------------------------------------
         2004                    2005                   2006                  2004                  2005                  2006
------------------------ ---------------------- ---------------------- -------------------- --------------------- -----------------
       $249,362                $190,807               $252,756              $187,026              $143,107              $108,325
------------------------ ---------------------- ---------------------- -------------------- --------------------- -----------------

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust (the "Transfer Agent").

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302, serves as the Fund's Custodian. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on their report authority as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's additional 40 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

----------------------------- ------------------ -------------------------------- ------------------------------------------
                                  POSITION
                               WITH TRUST AND                                             OTHER DIRECTORSHIPS HELD
          NAME AND                 LENGTH             PRINCIPAL OCCUPATIONS
       DATE OF BIRTH               OF TERM               IN PAST 5 YEARS
----------------------------- ------------------ -------------------------------- ------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
Robert Nesher                 Chairman of the    SEI employee 1974 to present;    Trustee of The Advisors' Inner Circle
(DOB 08/17/46)                Board of           currently performs various       Fund II, Bishop Street Funds, SEI Global
                              Trustees*          services on behalf of SEI        Master Fund, plc, SEI Global Assets
                              (since 1991)       Investments for which Mr.        Fund, plc, SEI Global Investments Fund,
                                                 Nesher is compensated.           plc, SEI Investments Global, Limited,
                                                 Executive Vice President of      SEI Opportunity Master Fund, L.P., SEI
                                                 SEI Investments, 1986 to         Opportunity Fund, L.P., SEI Asset
                                                 1994.  Director and Executive    Allocation Trust, SEI Index Fund, SEI
                                                 Vice President of the            Daily Income Trust, SEI Institutional
                                                 Administrator and the            International Trust, SEI Institutional
                                                 Distributor, 1981 to 1994.       Investments Trust, SEI Institutional
                                                                                  Managed Trust, SEI Liquid Asset Trust
                                                                                  and SEI Tax Exempt Trust.
----------------------------- ------------------ -------------------------------- ------------------------------------------
William M. Doran              Trustee*           Self-Employed Consultant since   Trustee of The Advisors' Inner Circle
(DOB 05/26/40)                (since 1992)       2003.  Partner, Morgan, Lewis    Fund II, Bishop Street Funds, SEI Asset
                                                 & Bockius LLP (law firm) from    Allocation Trust, SEI Daily Income
                                                 1976 to 2003, counsel to the     Trust, SEI Index Fund, SEI Institutional
                                                 Trust, SEI Investments, the      International Trust, SEI Institutional
                                                 Administrator and the            Investments Trust, SEI Institutional
                                                 Distributor. Director of the     Managed Trust, SEI Liquid Asset Trust
                                                 Distributor since 2003.          and SEI Tax Exempt Trust., SEI
                                                 Director of SEI Investments      Investments - Global Fund Services
                                                 since 1974; Secretary of SEI     Limited, SEI Investments Global,
                                                 Investments since 1978.          Limited, SEI Investments (Europe),
                                                                                  Limited, SEI Investments (Asia) Limited,
                                                                                  and SEI Asset Korea Co., Ltd.
----------------------------- ------------------ -------------------------------- ------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
Charles E. Carlbom            Trustee            Self-Employed Business           Trustee of The Advisors' Inner Circle
(DOB 08/20/34)                (since 2005)       Consultant, Business             Fund II, Bishop Street Funds; Board
                                                 Projects Inc. since 1997.        Member, Oregon Transfer Co., and O.T.
                                                 Director, Crown Pacific Inc.,    Logistics, Inc.
                                                 CEO and President, United
                                                 Grocers Inc. from 1997 to 2000.
----------------------------- ------------------ -------------------------------- ------------------------------------------
Mitchell A. Johnson           Trustee            Retired.                         Trustee of The Advisors' Inner Circle
(DOB 03/01/42)                (since 2005)                                        Fund II, Bishop Street Funds; Director,
                                                                                  Federal Agricultural Mortgage Corporation;
                                                                                  Trustee of Diversified Investors
                                                                                  Portfolio, The Diversified Investors Fund
                                                                                  Group, The Diversified Investors Fund
                                                                                  Group II, and the Diversified Investors
                                                                                  Strategies Variable Funds.
----------------------------- ------------------ -------------------------------- ------------------------------------------
Betty L. Krikorian            Trustee            Self-Employed Legal and          Trustee of The Advisors' Inner Circle
(DOB 01/23/43)                (since 2005)       Financial Services Consultant    Fund II and Bishop Street Funds.
                                                 since 2003.  State Street Bank
                                                 In-house counsel, 1995 to 2003.
----------------------------- ------------------ -------------------------------- ------------------------------------------

                                      S-12

----------------------------- ------------------ -------------------------------- ------------------------------------------
Eugene B. Peters              Trustee            Private investor from 1987 to    Trustee of The Advisors' Inner Circle
(DOB 06/03/29)                (since 1993)       present.  Vice president and     Fund II and Bishop Street Funds.
                                                 Chief Financial Officer,
                                                 Western Company of North
                                                 America (petroleum service
                                                 company), 1980 to 1986.
                                                 President of Gene Peters and
                                                 Associates (import company),
                                                 1978 to 1980. President and
                                                 Chief Executive Officer of Jos.
                                                 Schlitz Brewing Company before
                                                 1978.
----------------------------- ------------------ -------------------------------- ------------------------------------------
James M. Storey               Trustee            Attorney, Solo Practitioner      Trustee of The Advisors' Inner Circle
(DOB 04/12/31)                (since 1994)       since 1994. Partner, Dechert     Fund II, Bishop Street Funds,
                                                 Price & Rhoads (law firm),       Massachusetts Health and Education
                                                 September 1987 to December       Tax-Exempt Trust, SEI Asset Allocation
                                                 1993.                            Trust, SEI Daily Income Trust, SEI Index
                                                                                  Fund, SEI Institutional International
                                                                                  Trust, SEI Institutional Investments
                                                                                  Trust, SEI Institutional Managed Trust,
                                                                                  SEI Liquid Asset Trust and SEI Tax
                                                                                  Exempt Trust, and U.S. Charitable Gift
                                                                                  Trust.
----------------------------- ------------------ -------------------------------- ------------------------------------------
George J. Sullivan, Jr.       Trustee             Chief Executive Officer,        Trustee of The Advisors' Inner Circle
(DOB 11/13/42)                (since 1999)       Newfound Consultants Inc.        Fund II, Bishop Street Funds, SEI Asset
                                                 since April 1997.  General       Allocation Trust, SEI Opportunity Fund,
                                                 Partner, Teton Partners, L.P.,   SEI Daily Income Trust, SEI Index Fund,
                                                 June 1991 to December 1996;      SEI Institutional International Trust,
                                                 Chief Financial Officer, Nobel   SEI Institutional Investments Trust, SEI
                                                 Partners, L.P., March 1991 to    Institutional Managed Trust, SEI Liquid
                                                 December 1996; Treasurer and     Asset Trust, SEI Opportunity Master
                                                 Clerk, Peak Asset Management,    Fund, SEI Tax Exempt Trust, and State
                                                 Inc., since 1991.                Street Navigator Securities Lending
                                                                                  Trust.
----------------------------- ------------------ -------------------------------- ------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

          o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met seven times in the most recently completed fiscal year.

          o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 44 times in the most recently completed fiscal year.

          o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of December 31, 2006. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

---------------------- -------------------------------------------------- ---------------------------------------------------------
        NAME                      DOLLAR RANGE OF FUND SHARES                          AGGREGATE DOLLAR RANGE OF SHARES
                                            (FUND)*                                              (ALL FUNDS)*
---------------------- -------------------------------------------------- ---------------------------------------------------------
       Carlbom                               None                                                    None
---------------------- -------------------------------------------------- ---------------------------------------------------------
        Doran                                None                                                    None
---------------------- -------------------------------------------------- ---------------------------------------------------------
       Johnson                               None                                                    None
---------------------- -------------------------------------------------- ---------------------------------------------------------
      Krikorian                              None                                                    None
---------------------- -------------------------------------------------- ---------------------------------------------------------
       Nesher                                None                                                    None
---------------------- -------------------------------------------------- ---------------------------------------------------------
       Peters                                None                                                    None
---------------------- -------------------------------------------------- ---------------------------------------------------------
       Storey                                None                                                    None
---------------------- -------------------------------------------------- ---------------------------------------------------------
      Sullivan                               None                                                    None
---------------------- -------------------------------------------------- ---------------------------------------------------------

*    Valuation date is December 31, 2006.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

---------------------- --------------------------- --------------------------- -------------------------- ---------------------
        NAME                   AGGREGATE             PENSION OR RETIREMENT         ESTIMATED ANNUAL        TOTAL COMPENSATION
                              COMPENSATION          BENEFITS ACCRUED AS PART   BENEFITS UPON RETIREMENT    FROM THE TRUST AND
                                                        OF FUND EXPENSES                                     FUND COMPLEX*
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Carlbom                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
        Doran                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Johnson                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Krikorian                 $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Nesher                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Peters                   $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Storey                   $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Sullivan                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------

*    The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

-------------------------- ----------------------------- ------------------------------------------------ -------------------------
        NAME AND             POSITION WITH TRUST AND          PRINCIPAL OCCUPATIONS IN PAST 5 YEARS       OTHER DIRECTORSHIPS HELD
      DATE OF BIRTH               LENGTH OF TERM
-------------------------- ----------------------------- ------------------------------------------------ -------------------------
James F. Volk                       President            Chief Accounting Officer and Chief Compliance    None.
(DOB 08/28/62)                     (since 2003)          Officer at SEI Investment Manager Services
                                                         since 2004.  Senior Operations Officer at SEI
                                                         Investments, Fund Accounting and
                                                         Administration from 1996 to 2004.
-------------------------- ----------------------------- ------------------------------------------------ --------------------------
Michael Lawson                 Controller and Chief      Director, Fund Accounting since July 2005,       None.
(DOB 10/8/60)                   Financial Officer        Manager, Fund Accounting, SEI Investments AVP,
                                   (since 2005)          from  April 1995 through July 2005, excluding
                                                         February 1998 through October 1998, Assistant
                                                         Product Manager, Pilgrim Baxter & Associates
                                                         February 1998 through October 1998.
-------------------------- ----------------------------- ------------------------------------------------ --------------------------
Russell Emery                Chief Compliance Officer    Director of Investment Product Management and    None.
(DOB 12/18/62)                     (since 2006)          Development, SEI Investments, since February
                                                         2003; Senior Investment Analyst - Equity Team,
                                                         SEI Investments, from March 2000 to
                                                         February 2003.
-------------------------- ----------------------------- ------------------------------------------------ --------------------------

                                      S-15

-------------------------- ----------------------------- ------------------------------------------------ --------------------------
Timothy D. Barto                Vice President and       General Counsel and Secretary of SIMC and the    None.
(DOB 03/28/68)              Assistant Secretary (since   Administrator since 2004.  Vice President of
                                      1999)              SIMC and the Administrator since 1999. Vice
                                                         President and Assistant Secretary of SEI
                                                         Investments since 2001. Assistant
                                                         Secretary of SIMC, the Administrator and the
                                                         Distributor and Vice President of the
                                                         Distributor from 1999 to 2003.
-------------------------- ----------------------------- ------------------------------------------------ --------------------------
James Ndiaye                      Vice President         Vice President and Assistant Secretary of SIMC   None.
(DOB 09/11/68)                    and Secretary          since 2005.  Vice President at Deutsche Asset
                                   (since 2004)          Management from 2003 to 2004.  Associate at
                                                         Morgan, Lewis & Bockius LLP from 2000 to
                                                         2003.  Assistant Vice President at ING
                                                         Variable Annuities Group from 1999 to 2000.
-------------------------- ----------------------------- ------------------------------------------------ --------------------------
Sofia A. Rosala                   Vice President         Vice President and Assistant Secretary of SIMC   None.
(DOB 02/01/74)               and Assistant Secretary     and the Administrator since 2005.  Compliance
                                   (since 2006)          Officer at SEI Investments from 2001 to 2004.
                                                         Account and Product Consultant at SEI Private
                                                         Trust Company from 1998 to 2001.
-------------------------- ----------------------------- ------------------------------------------------ --------------------------
Nicole Welch                       AML Officer           Compliance Analyst, TD Waterhouse, 2004.         None.
(DOB 09/13/77)                     (since 2005)          Senior Compliance Analyst, UBS Financial
                                                         Services, 2002-2004.
                                                         Knowledge Management Analyst,
                                                         PricewaterhouseCoopers Consulting, 2000 to
                                                         2002.
-------------------------- ----------------------------- ------------------------------------------------ --------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90 day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security at the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are intended to supplement the discussion contained in the Fund's prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income whether you take them in cash or in additional shares. It is not anticipated that any distributions by the Fund will be eligible for the reduced tax rates applicable to qualified dividend income.

It is anticipated that Fund will maintain a constant price per share and that shareholders will not generally realize gain or loss with respect to such shares. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

FOREIGN TAXES. It is not anticipated that the Fund will pay any foreign or U.S. possessions income taxes.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------- -------------------------------------------------------------------------------------------------------
           FUND                                       AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
--------------------------- -------------------------------------------------------------------------------------------------------
                                           2004                               2005                                2006
--------------------------- ----------------------------------- ---------------------------------- --------------------------------
AIG Money Market                            $0                                 $0                                  $0
--------------------------- ----------------------------------- ---------------------------------- --------------------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2006, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

--------------------------- -------------------------------------- -------------------------------- -------------------------------
           FUND             AGGREGATE DOLLAR AMOUNT OF BROKERAGE    PERCENTAGE OF TOTAL BROKERAGE    PERCENTAGE OF TOTAL BROKERAGE
                               COMMISSIONS PAID TO AFFILIATED      COMMISSIONS PAID TO AFFILIATED    TRANSACTIONS EFFECTED THROUGH
                                           BROKERS                             BROKERS                     AFFILIATED BROKERS
--------------------------- -------------------------------------- -------------------------------- -------------------------------
                               2004         2005         2006                   2006                              2006
--------------------------- ------------ ------------ ------------ -------------------------------- -------------------------------
AIG Money Market                $0           $0           $ 0                    $ 0                              $ 0
--------------------------- ------------ ------------ ------------ -------------------------------- -------------------------------

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of their most recent fiscal year. As of October 31, 2006, the Fund held debt securities of Credit Suisse First Boston valued at $59,992,000, debt securities of Citigroup, Inc. valued at $64,857,000, debt securities of Bank of America Corp. valued at $49,745,000, debt securities of ABN AMRO Financial Services, Inc. valued at $200,000,000, debt securities of Deutsche Bank Securities Limited valued at $200,000,000, and debt securities of J.P. Morgan Securities, Inc. valued at $150,000,000.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund's Chief Compliance Officer reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund will disclose a complete or summary schedule of investments (which includes each of the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-800-249-7445.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors (including affiliates of the Adviser), financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosures pursuant to such arrangements.

The Fund's policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed daily to ratings agencies, consultants and other qualified financial professionals or individuals. In addition, upon request the Fund will provide its shareholders daily disclosure of the Fund's portfolio holdings. To request this information, please contact the Adviser's CCO at 1-212-770-9044.

With the exception of disclosures to rating and ranking organizations as described above, and affiliated entities of the Adviser as described below, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

As noted in the section entitled "The Adviser," the Adviser is an indirect wholly-owned subsidiary of AIG, a holding company, which, through its subsidiaries, is primarily engaged in a broad range of insurance, insurance-related and financial services activities in the United States and abroad. Certain officers and investment personnel of the Adviser may also serve as officers and investment personnel of AIG and/or its subsidiaries, and in such capacity the affiliates for which they serve may be deemed to have access to non-public information regarding the Fund's portfolio holdings. Pursuant to the Adviser's policies and procedures, these officers and investment personnel of the Adviser are subject to a duty of confidentiality with regard to such non-public information. In addition, the Adviser participates in various investment committees, the membership of which includes personnel of AIG and/or its subsidiaries, which may have access to non-public information regarding the Fund's portfolio holdings for the purpose of supervising the investment activities of the Adviser. Further, the Adviser may disclose non-public information regarding the Fund's portfolio holdings to affiliates in connection with regulatory examinations of such affiliates. The Adviser's CCO believes that non-disclosure agreements with affiliated entities under these circumstances are unnecessary based on the relationship between the parties and the context in which the disclosures are made.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that the Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

CODE OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together, the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2007, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of each class of the Fund.

AIG MONEY MARKET FUND (CLASS A):

SHAREHOLDER                                 NUMBER OF SHARES           %
-----------                                 ----------------           -
National Union Fire Insurance Co            210,362,789.9600           17.20 %
C/O AIG Inc
70 Pine Street, 19th Floor
New York, NY  10270-0002

AIG Aviation - PTA (Premium)                102,933,002.0800            8.41 %
C/O AIG Inc
70 Pine Street, 19th Floor
New York, NY  10270-0002

Lexington Insurance Company                  94,121,634.8500            7.69 %
C/O AIG Inc.
70 Pine Street, 19th Floor
New York, NY  10270-0002

Nation Union Fire Ins. Co. of VT             69,372,581.2600            5.67 %
Attn B. Cheung
90 Hudson Street, Floor 7
Jersey City, NJ 07302-3900

AIG MONEY MARKET FUND (CLASS B):

SHAREHOLDER                                 NUMBER OF SHARES           %
-----------                                 ----------------           -
National Union Fire Insurance Co of           8,801,349.2200           13.26 %
Pittsburgh, PA, Pledgeee
Playa Capital Co, LLC, Pledgor
Attn J. Martin
5510 Lincoln Boulevard, Suite 100
Playa Vista, CA  90094-2213

American Home Assurance Co (Pledge)           8,112,889.0000           12.22 %
LVI Services Inc (Pledgor)
Attn J.M. Annaruma
80 Broad Street
New York, NY  10004-2209

National Union Fire Insurance Co of           5,062,746.4900            7.63 %
Pittsburgh, PA as Secured Party
Envirocon as Pledgor
Attn Mr. M.S. Stevenson
101 International Way
Missoula, MT 59808-6655

National Union Fire Insurance Co of           4,622,139.5900            6.96 %
Pittsburgh, PA as Secured Party
Metricom Inc as Pledgor
Attn Phyllis Tam/Controller
2033 Gateway Pl, Suite 500
San Jose, CA  95110-3712

National Union Fire Insurance Co of           3,737,145.4600            5.63 %
Pittsburgh, PA as Secured Party -
Leased Equipment
Reinsurance Co Inc as Pledgor
72 Wall Street, Floor 9
New York, NY  10005-2800

The Fund believes that most of the shares referred to above were held by the persons above in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

                              APPENDIX A - RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                       STATEMENT OF ADDITIONAL INFORMATION

                               CB CORE EQUITY FUND

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2007

                               INVESTMENT ADVISER:
                           CB INVESTMENT MANAGERS, LLC


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the CB Core Equity Fund (the "Fund"). This SAI should be read in conjunction with the prospectus dated March 1, 2007. Capitalized terms not defined herein are defined in the prospectus. The financial statements and notes thereto contained in the 2006 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2006 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's prospectus or Annual Report free of charge by calling the Fund at 1-800-637-6884, or from within Kentucky at 1-800-432-0721.


                                TABLE OF CONTENTS


THE TRUST ...................................................................S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES ..............S-1
DESCRIPTION OF PERMITTED INVESTMENTS ........................................S-2
INVESTMENT POLICIES OF THE FUND .............................................S-9
INVESTMENT ADVISORY AND OTHER SERVICES .....................................S-10
THE PORTFOLIO MANAGER ......................................................S-11
THE ADMINISTRATOR ..........................................................S-12
THE DISTRIBUTOR ............................................................S-13
TRANSFER AGENT .............................................................S-13
CUSTODIAN ..................................................................S-14
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..............................S-14
LEGAL COUNSEL ..............................................................S-14
TRUSTEES AND OFFICERS OF THE TRUST .........................................S-14
PURCHASING AND REDEEMING SHARES ............................................S-19
DETERMINATION OF NET ASSET VALUE ...........................................S-20
TAXES ......................................................................S-21
BROKERAGE ALLOCATION AND OTHER PRACTICES ...................................S-24
PORTFOLIO HOLDINGS .........................................................S-27
DESCRIPTION OF SHARES ......................................................S-28
SHAREHOLDER LIABILITY ......................................................S-28
LIMITATION OF TRUSTEES' LIABILITY ..........................................S-28
PROXY VOTING ...............................................................S-29
CODES OF ETHICS ............................................................S-29
5% AND 25% SHAREHOLDERS ....................................................S-29
APPENDIX A - RATINGS ........................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES............................B-1


March 1, 2007
                                                                 CBT-SX-001-0100

THE TRUST

GENERAL. The Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Generally, each fund pays its
(i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

HISTORY OF THE FUND. The Fund is the successor to a collective investment fund (the "Predecessor Fund") established and managed by Central Bank & Trust Co. ("Central Bank"), the parent company of CB Investment Managers, LLC (the "Adviser"). The Predecessor Fund was managed by Central Bank using the same investment objectives, strategies, policies and restrictions as those used by the Fund. The Predecessor Fund commenced operations in 1968. The Predecessor Fund reorganized into the Fund on May 20, 2003. Substantially all of the assets of the Predecessor Fund were transferred to the Fund in connection with the Fund's commencement of operations. In conjunction with the reorganization of the Predecessor Fund, the Predecessor Fund contributed its portfolio securities to the Fund in exchange for a number of Fund shares equivalent in market value. The Fund is the successor to the Predecessor Fund's performance history, and the "Performance Information" contained in the prospectus reflects the historical performance of the Predecessor Fund for the periods presented prior to the inception date of the Fund.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES

The Fund's respective investment objective and principal investment strategy are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

CB CORE EQUITY FUND. The Fund seeks long-term capital appreciation. This goal is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified investment company" under the Investment Company Act of 1940 (the "1940 Act").

As its principal investment strategy, the Fund will invest (under normal market conditions) in common stocks and other equity securities of U.S. companies with market capitalizations of more than $1 billion. Other equity securities may include: preferred stocks, warrants, equity securities of small and medium capitalization companies and convertible securities that are traded on registered exchanges or over-the-counter market in the United States;. U.S. dollar denominated equity securities (including American Depositary Receipts) and preferred stocks (including American Depositary Receipts convertible into common stocks) issued by foreign companies, as well as convertible securities of such companies. The Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Trust's Board of Trustees (the "Board") upon at least 60 days' written notice to Fund shareholders.

Although the Fund will normally be as fully invested as practicable in equity securities, as secondary investment strategies and consistent with its investment objective, the Fund may to a less extent invest in shares of other investment companies, variable and floating rate obligations, participate in securities lending, invest in futures and options on futures and sell securities short against the box. The Fund may also invest up to 20% of its total assets in cash, cash equivalents or money market securities for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see the "Appendix A - Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of closed-end investment companies, exchange-traded funds, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which a fund can invest in securities of other investment companies. The Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission. The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

SHORT SALES AGAINST THE BOX. The Fund may engage in short sales "against the box." The Fund sells short "against the box" if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. The Fund may sell short "against the box" when the Fund wants to sell the security it owns at a current price, in order to hedge or limit the exposure of the Fund's position. A short sale "against the box" is a taxable transaction to the Fund with respect to the securities that are sold short.

INVESTMENT POLICIES OF THE FUND

FUNDAMENTAL POLICIES

In addition to the investment objective of the Fund, the following investment limitations are fundamental policies of the Fund. Fundamental policies cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not (except where otherwise noted):

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities or securities issued by investment companies) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund on the last day of each fiscal quarter. This restriction applies to 75% of the Fund's assets.

2. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (ii) repurchase agreements involving such securities.

     For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; technology companies will be divided according to their respective product lines and services;
     (iii) supranational entities will be considered a separate industry; and
     (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

7. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

8. Purchase or sell commodities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental and may be changed with respect to the Fund by the Board.

1. The Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Board of Trustees upon at least 60 days' notice to shareholders.

2. The Fund may not purchase or hold illiquid securities (I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

With the exception of the limitations on illiquid securities, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.


INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. CB Investment Managers, LLC, a Kentucky limited liability corporation located at 300 West Vine Street, Lexington, Kentucky 40507, is the investment adviser to the Fund. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The Adviser, a subsidiary of Central Bank, provides investment management services to agency, personal trust, employee benefit and foundation accounts and other institutions and individuals. The Adviser has provided investment advisory services to the Predecessor Fund and the Fund since 2002. Prior to 2002, the same personnel employed by the Adviser were employed by the trust department of Central Bank to provide investment advisory services to the Predecessor Fund. The Trust Department has advised the Predecessor Fund since its inception in 1968.

Central Bank operates banks serving communities in Lexington, Winchester, Nicholasville and Georgetown, Kentucky. Central Bank is a wholly-owned subsidiary of Central Bancshares, Inc., which is located at 300 West Vine Street, Kincaid Towers, Lexington, Kentucky 40507. As of December 31, 2006, the Adviser had approximately $56.2 million in assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services, the Fund pays the Adviser a fee calculated at an annual rate of 0.80% of its average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fee and reimburse the Fund in order to limit total operating expenses of the Fund to not more than 0.94% of the Fund's average daily net assets. The Adviser reserves the right to terminate its waiver or any reimbursements at any time.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the following advisory fees:

--------------- ------------------------------------- ------------------------------------ -------------------------------------
                                                                                                     TOTAL FEES PAID
FUND                   CONTRACTUAL FEES PAID              FEES WAIVED BY THE ADVISER                 (AFTER WAIVERS)
--------------- ------------------------------------- ------------------------------------ -------------------------------------
                   2004         2005        2006         2004         2005        2006         2004         2005        2006
--------------- ------------ ----------- ------------ ------------ ----------- ----------- ------------- ----------- -----------
CB Core
Equity Fund      $345,563     $387,748    $432,478     $140,108     $155,752    $171,056     $205,455     $231,996    $261,422
--------------- ------------ ----------- ------------ ------------ ----------- ----------- ------------- ----------- -----------

THE PORTFOLIO MANAGER

This section includes information about the Fund's portfolio manager, including information about other accounts managed, the dollar range of Fund shares owned and how he is compensated.

COMPENSATION. The Adviser compensates the Fund's portfolio manager for management of the Fund. The portfolio manager's compensation consists of a salary and a discretionary cash bonus. The portfolio manager's overall compensation is designed to be competitive with similar investment advisers and to fairly compensate him for contributions to the Adviser and its investment products. Approximately a quarter of the portfolio manager's salary is paid by the Adviser with the remaining three-quarters paid by the Adviser's parent company, Central Bank Trust & Co. The bonus is based upon a complex quantitative formula that takes into account the pre-tax absolute and relative performance of the Fund, as well as the performance of accounts other than the Fund.

FUND SHARES OWNED BY THE PORTFOLIO MANAGER. The following table shows the dollar amount range of the portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

--------------------------------    --------------------------------
NAME                                  DOLLAR RANGE OF FUND SHARES*
--------------------------------    --------------------------------
Timothy D. Fyffe                             $1 - $10,000
--------------------------------    --------------------------------

*    Valuation date is February 1, 2007.

OTHER ACCOUNTS. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of February 1, 2007.

------------------- -------------------------------- ------------------------------- ---------------------------------------
                           REGISTERED INVESTMENT                OTHER POOLED INVESTMENT                  OTHER ACCOUNTS
                                COMPANIES                              VEHICLES
------------------- ---------------- --------------- -------------- ---------------- --------------- -----------------------
                       NUMBER OF        TOTAL          NUMBER OF         TOTAL          NUMBER OF           TOTAL
NAME                    ACCOUNTS        ASSETS         ACCOUNTS          ASSETS         ACCOUNTS            ASSETS
------------------- ---------------- --------------- -------------- ---------------- --------------- -----------------------
Timothy D. Fyffe           0               $0              1          $16,696,800         151             $85,633,800
------------------- ---------------- --------------- -------------- ---------------- --------------- -----------------------

CONFLICTS OF INTERESTS. The portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.20% of aggregate average daily net assets. The minimum fee is $100,000 for one portfolio, and shall be increased $100,000 for each portfolio thereafter, and $15,000 for each additional class per portfolio after the first class, apportioned to the Fund as a percentage of average daily net assets. Due to these minimums, the annual administration fee the Fund pays will exceed the above stated percentage at low asset levels.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the following administration fees:

-------------------------- ----------------  ------------------ ---------------
FUND                                              FEES PAID
-------------------------- ----------------  ------------------ ---------------
                                 2004               2005              2006
-------------------------- ----------------  ------------------ ---------------
CB Core Equity Fund            $100,000           $100,000          $108,120
-------------------------- ---------------- -------------------- ---------------

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

TRANSFER AGENT

Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101 serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust (the "Transfer Agent").

CUSTODIAN

Union Bank of California, 475 Sansome Street, 15th Floor, San Francisco, California 94111 acts as custodian for the Fund ("Custodian"). The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on their report authority as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's additional 40 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


------------------------- ----------------- --------------------------------------- ------------------------------------------------
                              POSITION
                           WITH TRUST AND
        NAME AND               LENGTH               PRINCIPAL OCCUPATIONS
     DATE OF BIRTH            OF TERM                  IN PAST 5 YEARS                          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------- ----------------- --------------------------------------- ------------------------------------------------
Robert Nesher             Chairman of the   SEI employee 1974 to present;           Trustee of The Advisors' Inner Circle Fund II,
(DOB 08/17/46)            Board of          currently performs various services     Bishop Street Funds, SEI Global Master Fund,
                          Trustees*         on behalf of SEI Investments for        plc, SEI Global Assets Fund, plc, SEI Global
                          (since 1991)      which Mr. Nesher is compensated.        Investments Fund, plc, SEI Investments Global,
                                            Executive Vice President of SEI         Limited, SEI Opportunity Master Fund, L.P., SEI
                                            Investments, 1986-1994. Director and    Opportunity Fund, L.P., SEI Asset Allocation
                                            Executive Vice President of the         Trust, SEI Index Fund, SEI Daily Income Trust,
                                            Administrator and the Distributor,      SEI Institutional International Trust, SEI
                                            1981 to 1994.                           Institutional Investments Trust, SEI
                                                                                    Institutional Managed Trust, SEI Liquid Asset
                                                                                    Trust and SEI Tax Exempt Trust.
------------------------- ----------------- --------------------------------------- ------------------------------------------------


------------------------- ----------------- --------------------------------------- ------------------------------------------------
                              POSITION
                           WITH TRUST AND
        NAME AND               LENGTH               PRINCIPAL OCCUPATIONS
     DATE OF BIRTH            OF TERM                  IN PAST 5 YEARS                          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
William M. Doran          Trustee*          Self-Employed Consultant since 2003.    Trustee of The Advisors' Inner Circle Fund II,
(DOB 05/26/40)            (since 1992)      Partner, Morgan, Lewis & Bockius LLP    Bishop Street Funds, SEI Asset Allocation
                                            (law firm) from 1976 to 2003, counsel   Trust, SEI Daily Income Trust, SEI Index Fund,
                                            to the Trust, SEI Investments, the      SEI Institutional International Trust, SEI
                                            Administrator and the Distributor.      Institutional Investments Trust, SEI
                                            Director of the Distributor since       Institutional Managed Trust, SEI Liquid Asset
                                            2003. Director of SEI Investments       Trust and SEI Tax Exempt Trust., SEI
                                            since 1974; Secretary of SEI            Investments - Global Fund Services Limited, SEI
                                            Investments since 1978.                 Investments Global, Limited, SEI Investments
                                                                                    (Europe), Limited, SEI Investments (Asia)
                                                                                    Limited, and SEI Asset Korea Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------- ----------------- --------------------------------------- ------------------------------------------------
Charles E. Carlbom        Trustee           Self-Employed Business                  Trustee of The Advisors' Inner Circle Fund II,
(DOB 08/20/34)            (since 2005)      Consultant, Business                    Bishop Street Funds, Oregon Transfer Co., and
                                            Projects Inc. since 1997. Director,     O.T. Logistics, Inc.
                                            Crown Pacific Inc. CEO and President,
                                            United Grocers Inc. from 1997 to 2000.
------------------------- ----------------- --------------------------------------- ------------------------------------------------
Mitchell A. Johnson       Trustee           Retired.                                Director of Federal Agricultural Mortgage
(DOB 03/01/42)            (since 2005)                                              Corporation; Trustee of The Advisors' Inner
                                                                                    Circle Fund II and Bishop Street Funds.
------------------------- ----------------- --------------------------------------- ------------------------------------------------
Betty L. Krikorian        Trustee           Self-Employed Legal and Financial       Trustee of The Advisors' Inner Circle Fund II
(DOB 01/23/43)            (since 2005)      Services Consultant since 2003.         and Bishop Street Funds.
                                            State Street Bank In-house counsel,
                                            1995 to 2003.
------------------------- ----------------- --------------------------------------- ------------------------------------------------
Eugene B. Peters          Trustee           Private investor from 1987 to           Trustee of The Advisors' Inner Circle Fund II
(DOB 06/03/29)            (since 1993)      present. Vice president and Chief       and Bishop Street Funds.
                                            Financial Officer, Western Company of
                                            North America (petroleum service
                                            company), 1980-1986. President of
                                            Gene Peters and Associates (import
                                            company), 1978 to1980. President and
                                            Chief Executive Officer of Jos.
                                            Schlitz Brewing Company before 1978.
------------------------- ----------------- --------------------------------------- ------------------------------------------------

------------------------- ----------------- --------------------------------------- ------------------------------------------------
                              POSITION
                           WITH TRUST AND
        NAME AND               LENGTH               PRINCIPAL OCCUPATIONS
     DATE OF BIRTH            OF TERM                  IN PAST 5 YEARS                          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
James M. Storey           Trustee           Attorney, Solo Practitioner since       Trustee of The Advisors' Inner Circle Fund II,
(DOB 04/12/31)            (since 1994)      1994. Partner, Dechert, September       Bishop Street Funds, Massachusetts Health and
                                            1987 to December 1993.                  Education Tax-Exempt Trust, SEI Asset
                                                                                    Allocation Trust, SEI Daily Income Trust, SEI
                                                                                    Index Fund, SEI Institutional International
                                                                                    Trust, SEI Institutional Investments Trust, SEI
                                                                                    Institutional Managed Trust, SEI Liquid Asset
                                                                                    Trust and SEI Tax Exempt Trust, and U.S.
                                                                                    Charitable Gift Trust.
------------------------- ----------------- --------------------------------------- ------------------------------------------------
George J. Sullivan, Jr.   Trustee           Chief Executive Officer, Newfound       Trustee of The Advisors' Inner Circle Fund II,
(DOB 11/13/42)            (since 1999)      Consultants Inc. since April 1997.      Bishop Street Funds, SEI Asset Allocation
                                            General Partner, Teton Partners,        Trust, SEI Opportunity Fund, SEI Daily Income
                                            L.P., June 1991 to December 1996;       Trust, SEI Index Fund, SEI Institutional
                                            Chief Financial Officer, Nobel          International Trust, SEI Institutional
                                            Partners, L.P., March 1991 to           Investments Trust, SEI Institutional Managed
                                            December 1996; Treasurer and Clerk,     Trust, SEI Liquid Asset Trust, SEI Opportunity
                                            Peak Asset Management, Inc., since      Master Fund, SEI Tax Exempt Trust, and State
                                            1991.                                   Street Navigator Securities Lending Trust.
------------------------- ----------------- --------------------------------------- ------------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met seven times in the most recently completed fiscal year.

     o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 44 times in the most recently completed fiscal year.

     o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

---------------------- ------------------------------------------------------ ----------------------------------------------
        NAME                       DOLLAR RANGE OF FUND SHARES*                 AGGREGATE DOLLAR RANGE OF SHARES (FUND)*
---------------------- ------------------------------------------------------ ----------------------------------------------
Carlbom                                        None                                               None

---------------------- ------------------------------------------------------ ----------------------------------------------

Doran                                          None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------

Johnson                                        None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------

Krikorian                                      None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------

Nesher                                         None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------

Peters                                         None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------

Storey                                         None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------

Sullivan                                       None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------

*    Valuation date is December 31, 2006.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

---------------------- --------------------------- --------------------------- -------------------------- ---------------------
        NAME                   AGGREGATE             PENSION OR RETIREMENT         ESTIMATED ANNUAL        TOTAL COMPENSATION
                              COMPENSATION          BENEFITS ACCRUED AS PART   BENEFITS UPON RETIREMENT    FROM THE TRUST AND
                                                        OF FUND EXPENSES                                     FUND COMPLEX*
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Carlbom                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
        Doran                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Johnson                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Krikorian                 $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Nesher                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Peters                   $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Storey                   $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Sullivan                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------

*    The Trust is the only investment company in the "Fund Complex."


TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


----------------------------- ----------------------------- -------------------------------------------- --------------------
          NAME AND              POSITION WITH TRUST AND        PRINCIPAL OCCUPATIONS IN PAST 5 YEARS            OTHER
       DATE OF BIRTH                 LENGTH OF TERM                                                      DIRECTORSHIPS HELD
----------------------------- ----------------------------- -------------------------------------------- --------------------
James F. Volk                          President            Chief Accounting Officer and Chief           None.
(DOB 08/28/62)                        (since 2003)          Compliance Officer at SEI Investment
                                                            Manager Services
                                                            since 2004. Senior
                                                            Operations Officer
                                                            at SEI Investments,
                                                            Fund Accounting and
                                                            Administration from
                                                            1996 to 2004.
----------------------------- ----------------------------- -------------------------------------------- --------------------
Michael Lawson                    Controller and Chief      Director, Fund Accounting since July 2005,   None.
(DOB 10/8/60)                      Financial Officer        Manager, Fund Accounting, SEI Investments
                                      (since 2005)          AVP, from  April 1995 through July 2005,
                                                            excluding February 1998 through October
                                                            1998, Assistant Product Manager, Pilgrim
                                                            Baxter & Associates February 1998 through
                                                            October 1998.
----------------------------- ----------------------------- -------------------------------------------- --------------------

----------------------------- ----------------------------- -------------------------------------------- --------------------
          NAME AND              POSITION WITH TRUST AND        PRINCIPAL OCCUPATIONS IN PAST 5 YEARS            OTHER
       DATE OF BIRTH                 LENGTH OF TERM                                                      DIRECTORSHIPS HELD
----------------------------- ----------------------------- -------------------------------------------- --------------------
Russell Emery                   Chief Compliance Officer    Director of Investment Product Management    None.
(DOB 12/18/62)                        (since 2006)          and Development, SEI Investments, since
                                                            February 2003;
                                                            Senior Investment
                                                            Analyst - Equity
                                                            Team, SEI
                                                            Investments, from
                                                            March 2000 to
                                                            February 2003.
----------------------------- ----------------------------- -------------------------------------------- --------------------
Timothy D. Barto                   Vice President and       General Counsel and Secretary of SIMC and    None.
(DOB 03/28/68)                 Assistant Secretary (since   the Administrator since 2004.  Vice
                                         1999)              President of SIMC and the Administrator
                                                            since 1999.  Vice President and Assistant
                                                            Secretary of SEI Investments since 2001.
                                                            Assistant Secretary of SIMC, the
                                                            Administrator and the Distributor and Vice
                                                            President of the Distributor from 1999 to
                                                            2003.
----------------------------- ----------------------------- -------------------------------------------- --------------------
James Ndiaye                         Vice President         Vice President and Assistant Secretary of    None.
(DOB 09/11/68)                       and Secretary          SIMC since 2005.  Vice President at
                                      (since 2004)          Deutsche Asset Management from 2003 to
                                                            2004.  Associate at Morgan, Lewis &
                                                            Bockius LLP from 2000 to 2003.  Assistant
                                                            Vice President at ING Variable Annuities
                                                            Group from 1999 to 2000.
----------------------------- ----------------------------- -------------------------------------------- --------------------
Sofia A. Rosala                      Vice President         Vice President and Assistant Secretary of    None.
(DOB 02/01/74)                  and Assistant Secretary     SIMC and the Administrator since 2005.
                                      (since 2006)          Compliance Officer at SEI Investments from
                                                            2001 to 2004.  Account and Product
                                                            Consultant at SEI Private Trust Company
                                                            from 1998 to 2001.
----------------------------- ----------------------------- -------------------------------------------- --------------------
Nicole Welch                          AML Officer           Compliance Analyst, TD Waterhouse, 2004.     None.
(DOB 09/13/77)                        (since 2005)          Senior Compliance Analyst, UBS Financial
                                                            Services, 2002-2004.  Knowledge Management
                                                            Analyst, PricewaterhouseCoopers
                                                            Consulting, 2000-2002.
----------------------------- ----------------------------- -------------------------------------------- --------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90 day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of The Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (E.G., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.



FOREIGN TAXES. Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

  ------------------------------ ------------------------------------------------------------------------------------
  FUND                                          AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
  ------------------------------ ------------------------------------- ------------------------ ---------------------
                                                 2004                           2005                    2006
  ------------------------------ ------------------------------------- ------------------------ ---------------------
  CB Core Equity Fund                          $92,889                         $43,924                $43,440
  ------------------------------ ------------------------------------- ------------------------ ---------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

---------------------------------------  --------------------------------------------------
  TOTAL DOLLAR AMOUNT OF BROKERAGE         TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
  COMMISSIONS FOR RESEARCH SERVICES         BROKERAGE COMMISSIONS FOR RESEARCH SERVICES
---------------------------------------  --------------------------------------------------
             $43,440                                      $34,098,781
---------------------------------------  --------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund did not pay brokerage commissions to affiliates.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal period. As of October 31, 2006, the Fund held equity securities of Citigroup valued at $2,307,000, equity securities of Charles Schwab valued at $936,000, equity securities of Goldman Sachs & Company valued at $894,000, and equity securities of Banc of America Investment Services, Inc. valued at $859,000.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Fund may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover.

For the fiscal years ended October 31, 2005 and 2006, the portfolio turnover rate for the Fund was as follows:

------------------------------------------- -----------------------------------------------------------------------------
FUND                                                                  PORTFOLIO TURNOVER RATE
------------------------------------------- -------------------------------------- --------------------------------------
                                                            2005                                   2006
------------------------------------------- -------------------------------------- --------------------------------------
CB Core Equity Fund                                          39%                                    34%
------------------------------------------- -------------------------------------- --------------------------------------

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund's Chief Compliance Officer reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund will disclose a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its semi-annual and annual reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in semi-annual and annual reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its semi-annual and annual reports, its Form N-CSR will be available without charge, upon request, by calling 1-800-432-0721.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Fund's policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that the Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling 1-800-637-6884; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2007, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Fund.

SHAREHOLDER                                NUMBER OF SHARES           %
-----------                                ----------------         -----
CEBANTCO                                    3,234,019.219           76.33%
Reinvest Account
300 W Vine 5th Floor
Lexington, KY 40507

CEBANTCO                                     813,248.774            19.19%
Cash Account
300 W Vine 5th Floor
Lexington, KY 40507

The Fund believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

                              APPENDIX A - RATINGS


MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

         aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

         a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

         plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     |o|  Leading market positions in well-established industries.
     |o| Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     |o| Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     |o| Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime         Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

         AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

         CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

         C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking portfolio payments, but that is currently paying.

         D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

        N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        SHORT-TERM ISSUE CREDIT RATINGS

         A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

         Investment Grade

         AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

         BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC,CC,C          High default risk. Default is a real possibility.
                           Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

         DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, I.E., below 50%.

                           Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         INTERNATIONAL SHORT-TERM CREDIT RATINGS

         F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D        Default.  Denotes actual or imminent payment default.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch Inc. does not rate the issuer or issue in question.

"Withdrawn:" A rating is withdrawn when Fitch Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES


                             CB INVESTMENT MANAGERS
                               PROXY VOTING POLICY



INTRODUCTION


We have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of the clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisors Act of 1940. Our authority to vote the proxies of our client is established by our advisory contract and our proxy voting guidelines which have been tailored to reflect these specific contractual guidelines.

STATEMENT OF POLICIES AND PROCEDURES

When choosing investments for the Fund, one of the most important factors is the stability and conduct of management. We believe that the companies we invest in have sound management. For this reason, management's recommendations, especially on routine issues should be given substantial consideration for the voting of proxies. On most issues, our votes will be in line with management's recommendations. When we believe that management's recommendations are not in the best interest of our stockholders, we will vote against management's recommendation.

It is the policy of CB Investment Managers to vote all proxies in the best interest of our client, the CB Core Equity Fund. We will analyze each proxy as to its effect on the performance of this fund and any material conflicts will be resolved in the best interest of the fund. Because of the nature of our business, we do not have board members who sit on board of publicly traded companies or work in management of publicly traded companies. Currently, Central Bank, the parent company of CB Core Investment Managers, does not lend to publicly traded companies. However, if lending to publicly traded companies exceeds the threshold of 5% of Central Bank's lending business, the committee will consider a new policy toward this potential conflict. The management committee will monitor the potential for conflicts and review any that should come up. Should any arise, we will vote the proxies based on advice from an uninvolved third party.

The advisor will take sole responsibility for voting the proxies. Specifically, the portfolio manager for the CB Core Equity Fund will analyze and vote the proxies. The proxy voting forms are received from the custodian through the mail. Once the polices are reviewed and voted, records (copies of the policy, proxy statements and the actual votes) will be kept and reviewed by the managing committee of the investment manager on a regular basis. The voting on proxies will first be determined as routine or special. Routine proxy voting will be voted on by the guidelines for routine voting mentioned. Special issues where major economic impact might be involved will be taken before the managing committee to determine the best vote. As always, the investment manager and management committee will be proactive in watching for potential conflicts of interest.

GENERAL PHILOSOPHIES


ROUTINE MATTERS After an initial review, the advisor will vote with management on routine matters related to operations of the company and matters not expected to have a significant economic impact on the company or its shareholders.

POTENTIAL FOR MAJOR ECONOMIC IMPACT The advisor will review and analyze on a case- by-case basis, non-routine proposals that are more likely to have a significant effect on the value of the investment.

CORPORATE GOVERNANCE The advisor will generally support proposals that foster good corporate governance practices.

SPECIAL INTEREST ISSUES The advisor will consider any long term cost and restrictions on management, and the responsibility to vote proxies for the long term shareholder value.

SUCH OTHER BUSINESS The advisor will consider the limitations on the actions that the board may legally take versus the advisors responsibility to consider action before supporting them.

                       STATEMENT OF ADDITIONAL INFORMATION

                  COMMERCE CAPITAL GOVERNMENT MONEY MARKET FUND
             COMMERCE CAPITAL TREASURY OBLIGATIONS MONEY MARKET FUND

       COMMERCE CAPITAL INSTITUTIONAL SELECT GOVERNMENT MONEY MARKET FUND

                    SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2007

                               INVESTMENT ADVISER:
                         COMMERCE CAPITAL MARKETS, INC.

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Commerce Capital Treasury Obligations Money Market Fund, the Commerce Capital Government Money Market Fund, and the Commerce Capital Institutional Select Government Money Market Fund (each a "Fund" and collectively, the "Funds"); however, as of the date of this SAI, the shares of the Administration Class of the Commerce Capital Treasury Obligations Money Market Fund are not available for purchase. This SAI should be read in conjunction with each Fund's prospectus dated March 1, 2007. Capitalized terms not defined herein are defined in each prospectus. The financial statements and notes thereto with respect to each Fund (except the Commerce Capital Institutional Select Government Money Market Fund) are contained in the 2006 Annual Report to Shareholders and are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2006 Annual Report to Shareholders for the Commerce Capital Government Money Market Fund and the Commerce Capital Treasury Obligations Money Market Fund must accompany the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectuses or Annual Report free of charge by calling toll-free 1-866-733-4544.

                                TABLE OF CONTENTS

THE TRUST...................................................................S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES.............S-1
DESCRIPTION OF PERMITTED INVESTMENTS........................................S-2
INVESTMENT LIMITATIONS......................................................S-5
THE ADVISER.................................................................S-7
THE ADMINISTRATOR...........................................................S-8
THE DISTRIBUTOR.............................................................S-9
THE TRANSFER AGENT.........................................................S-10
THE CUSTODIAN..............................................................S-10
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................S-10
LEGAL COUNSEL..............................................................S-10
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-11
PURCHASING AND REDEEMING SHARES............................................S-15
DETERMINATION OF NET ASSET VALUE...........................................S-16
TAXES    ..................................................................S-16
FUND TRANSACTIONS..........................................................S-18
PORTFOLIO HOLDINGS.........................................................S-20
DESCRIPTION OF SHARES......................................................S-21
SHAREHOLDER LIABILITY......................................................S-22
LIMITATION OF TRUSTEES' LIABILITY..........................................S-22
5% AND 25% SHAREHOLDERS....................................................S-22
APPENDIX A - RATINGS........................................................A-1

March 1, 2007

THE TRUST


Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. Minimum investment requirements and investor eligibility are described in the prospectuses. For more information on shareholder servicing and distribution expenses, see the "Distributor." All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its: (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in some or all of the following classes: Institutional Class Shares, Administration Class Shares and Service Class Shares. The different classes provide for variations in certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectuses. For more information on shareholder servicing and distribution expenses, see the "Distributor." The Funds are currently offered in the following classes of shares:

------------------------------------------------- ----------------------------- -------------------------- ------------------------
                      FUND                         INSTITUTIONAL ("I") CLASS      ADMINISTRATION CLASS        SERVICE ("S") CLASS
------------------------------------------------- ----------------------------- -------------------------- ------------------------
Commerce Capital Government Money Market Fund                  X                            X
------------------------------------------------- ----------------------------- -------------------------- ------------------------
Commerce Capital Treasury Obligations Money
Market Fund                                                    X                            X                          X
------------------------------------------------- ----------------------------- -------------------------- ------------------------
Commerce Capital Institutional Select
Government Money Market Fund                                   X
------------------------------------------------- ----------------------------- -------------------------- ------------------------

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Funds fail to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Funds' investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. Each Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

INVESTMENT OBJECTIVE. The investment objective of each Fund is high current income to the extent consistent with the preservation of capital and the maintenance of liquidity. Each Fund's investment objective is fundamental and cannot be changed without the consent of shareholders. There is no assurance that any Fund will achieve its investment objective. Although each Fund seeks to maintain a constant net asset value of $1.00 per share, it is possible to lose money by investing in the Funds. Each Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTMENT STRATEGIES. In seeking its investment objective, the Commerce Capital Treasury Obligations Money Market Fund will invest primarily in: (i) bills, notes and bonds issued by the United States Treasury ("U.S. Treasury Obligations") and separately traded interest and principal component parts of such obligations ("Stripped Government Securities"); and (ii) repurchase agreements with respect to the foregoing.

In seeking their investment objectives, the Commerce Capital Government Money Market Fund and the Commerce Capital Institutional Select Government Money Market Fund will invest primarily in: (i) U.S. Treasury Obligations and Stripped Government Securities; (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. government; and (iii) repurchase agreements with respect to the foregoing.

The Funds may invest in securities that pay interest on a variable or floating rate basis. The Funds may also invest in shares of registered money market funds. In addition, the Funds may acquire securities on a when-issued basis and may buy securities that are subject to puts or standby commitments. No Fund will invest more than 10% of its net assets in illiquid securities. The Funds reserve the right to enter into reverse repurchase agreements and engage in securities lending.

The Funds will use NRSROs such as Standard & Poor's Corporation ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") when determining security credit ratings.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS. Investments by a money market fund are subject to limitations imposed under regulations adopted by the U.S. Securities and Exchange Commission ("SEC"). These regulations impose certain quality, maturity and diversification restraints on investments by a money market fund. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are: (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or (ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements. The Funds invest only in first tier securities.

DESCRIPTION OF PERMITTED INVESTMENTS

ILLIQUID SECURITIES - Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Funds' illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Funds may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Funds. Under the supervision of Trust's Board of Trustees (the "Board"), the Funds' investment adviser, Commerce Capital Markets, Inc. (the "Adviser") determines the liquidity of the Funds' investments. In determining the liquidity of the Funds' investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). No Fund will invest more than 10% of its net assets in illiquid securities.

REPURCHASE AGREEMENTS - Repurchase agreements are agreements by which a person (E.G., the Funds) obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer as recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Funds for purposes of their investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the appropriate custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Funds are treated as an unsecured creditor and required to return the underlying security to the seller's estate.

REVERSE REPURCHASE AGREEMENTS - Reverse repurchase agreements are agreements by which the Funds sell securities to financial institutions and simultaneously agree to repurchase those securities at a mutually agreed-upon date and price. At the time the Funds enter into a reverse repurchase agreement, the Funds will place liquid assets having a value equal to the repurchase price in a segregated custodial account and monitor this account to ensure equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Funds under the 1940 Act.

SECURITIES OF OTHER INVESTMENT COMPANIES - The Funds may purchase securities of other investment companies that invest exclusively in money market instruments and operate in compliance with Rule 2a-7 under the 1940 Act. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Federal securities laws limit the extent to which the Funds can invest in securities of other investment companies. The Funds are prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Funds own more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Funds' total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Funds, unless it does so in reliance on a statutory exemption under the 1940 Act of rule or SEC staff interpretations thereunder.

SECURITIES LENDING - The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Funds (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent.

By lending its securities, the Funds may increase their income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Funds must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Funds must be able to terminate the loan on demand; (iv) the Funds must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Funds may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Funds' administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Funds must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Funds' ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

STANDBY COMMITMENTS AND PUTS - The Funds may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Funds to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds would limit their put transactions to institutions which the Adviser believes present minimal credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Funds would be a general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Funds and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Funds could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Funds. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Funds could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Funds, the Funds could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Funds may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in the Funds will not exceed 1/2 of 1% of the value of the total assets of the Funds calculated immediately after any such put is acquired.

STRIPPED GOVERNMENT SECURITIES - The Funds may purchase Separately Traded Registered Interest and Principal Securities ("STRIPS") that are created when the coupon payments and the principal payment are stripped from an outstanding United States Treasury bond by the Federal Reserve Bank of New York and sold separately. These stripped securities are sold to investors separately. Stripped securities do not make periodic interest payments. They are typically sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt securities. The Fund may try to earn income by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

U.S. GOVERNMENT AGENCY OBLIGATIONS - U.S. government agency obligations are obligations issued or guaranteed by agencies or instrumentalities of the U.S. government. Agencies of the U.S. government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the U.S. government include securities issued by, among others, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the United States Postal Service as well as government trust certificates. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. TREASURY OBLIGATIONS - U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS.

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Funds before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if they deem appropriate. Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Funds will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to the investment objective of each Fund, the following are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of the Funds' outstanding shares. The term "majority of the outstanding shares" means the vote of: (i) 67% or more of the Funds' shares present at a meeting, if more than 50% of the outstanding shares of the Funds are present or represented by proxy; or (ii) more than 50% of the Funds' outstanding shares, whichever is less.

The Funds may not:

         1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Funds would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Funds on the last day of each fiscal quarter. This restriction applies to 75% of the assets of each Fund.

         2. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to: (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities; and (ii) repurchase agreements involving such securities. In addition, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulation as U.S. banks or to investments in tax exempt securities issued by governments or political subdivisions of governments.

                  For purposes of this limitation: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

         3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Funds to purchase securities or require the Funds to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Funds have borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

         4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Funds may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

         5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

         6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

         7. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies of the Funds and may be changed by the Funds' Board of Trustees.

No Fund may:

         1. Invest in illiquid securities in an amount exceeding, in the aggregate, 10% of the Fund's net assets.

         2. Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

         3. With respect to the Commerce Capital Government Money Market Fund and the Commerce Capital Institutional Select Government Money Market Fund, change its policy to invest at least 80% of its net assets in U.S. Treasury and U.S. Government agency securities, and repurchase agreements involving these securities, without 60 days' written notice to shareholders.

         4. With respect to the Commerce Capital Treasury Obligations Money Market Fund, change its policy to invest at least 80% of its net assets in U.S. Treasury securities, and repurchase agreements involving these securities, without 60 days' written notice to shareholders.

The foregoing percentages are: (i) based on total assets (except for the limitation on illiquid securities which is based on net assets); (ii) will apply at the time of purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after as a result of a purchase of a security.

THE ADVISER

GENERAL. Commerce Capital Markets, Inc. is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser, formed in 1981, is a wholly-owned non-bank subsidiary of Commerce Bank, N.A. The principal business address of the Adviser is One Commerce Square, 2005 Market Street, Suite 200, Philadelphia, PA 19103. As of December 31, 2006, the Adviser had approximately $900 million in assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Funds and continuously reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Board. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Commerce Capital Government Money Market Fund, an annual rate of 0.30% of the average daily net assets of the Commerce Capital Treasury Obligations Money Market Fund, and an annual rate of 0.15% of the average daily net assets of the Commerce Capital Institutional Select Government Money Market Fund. Prior to May 2, 2005 the Adviser voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Fund in order to limit operating expenses to not more than 0.35% and 0.85% of the average daily net assets of the Institutional and Service Class Shares, respectively. Prior to February 3, 2005, the Adviser voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Fund in order to limit operating expenses to not more than 0.30% and 0.80% of the average daily net assets of the Institutional and Service Class Shares, respectively. Effective May 2, 2005, the Adviser discontinued the voluntary waiver.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Funds paid the Adviser the following advisory fees:

------------------ ------------------------------------------ ----------------------------------- ----------------------------------
                             CONTRACTUAL FEES PAID                FEES WAIVED BY THE ADVISER      TOTAL FEES PAID TO THE ADVISER
      FUND                                                                                              (AFTER WAIVERS)
------------------ ------------------------------------------ ----------------------------------- ----------------------------------
                       2004          2005          2006          2004        2005        2006       2004        2005         2006
------------------ ------------- ------------- -------------- ----------- ----------- ----------- ----------- ----------- ----------
Commerce Capital     $853,089      $736,575      $885,063      $194,852    $147,211    $188,389    $658,237    $589,364    $696,674
Government Money
Market Fund
------------------ ------------- ------------- -------------- ----------- ----------- ----------- ----------- ----------- ----------
Commerce Capital    $1,931,813    $1,821,203    $2,208,586     $954,121    $244,133       $0       $977,692   $1,577,070  $2,208,586
Treasury
Obligations
Money Market Fund
------------------ ------------- ------------- -------------- ----------- ----------- ----------- ----------- ----------- ----------
Commerce Capital       N/A           N/A            N/A          N/A         N/A         N/A         N/A          N/A        N/A
Institutional
Select
Government Money
Market Fund*
------------------ ------------- ------------- -------------- ----------- ----------- ----------- ----------- ----------- ----------

* The Fund commenced operations on November 29, 2006 and, therefore, has not completed a fiscal year.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Trust shall pay the Administrator compensation for services rendered at an annual rate of 0.07% of the Funds' average daily net assets up to $500 million; 0.06% of the average daily net assets from $500 million up to and including $1 billion; and 0.05% of the average daily net assets in excess of $1 billion. There is a minimum annual fee of $95,000 per portfolio of the Commerce funds complex, plus $15,000 for each additional class. For the fiscal years ended October 31, 2004, 2005 and 2006, the Funds paid the Administrator the following fees:

---------------------------------------------- ------------------------------------------------------------------------------------
                    FUND                                                             FEES PAID
                                               ------------------------------------------------------------------------------------
                                                          2004                         2005                         2006
---------------------------------------------- ---------------------------- ---------------------------- --------------------------
Commerce Capital Government                             $119,434                     $103,121                     $110,000
Money Market Fund
---------------------------------------------- ---------------------------- ---------------------------- --------------------------
Commerce Capital Treasury                               $436,388                     $414,215                     $452,776
Obligations Money Market Fund
---------------------------------------------- ---------------------------- ---------------------------- --------------------------
Commerce Capital Institutional Select                      N/A                          N/A                          N/A
Government Money Market Fund*
---------------------------------------------- ---------------------------- ---------------------------- --------------------------

* The Fund commenced operations on November 29, 2006 and, therefore, has not completed a fiscal year.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

         o ADMINISTRATION CLASS SHARES. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor ("Service Providers"), may receive up to 0.25% of each Fund's assets attributable to Administration Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act.

         o SERVICE CLASS SHARES. Under the Plan, the Distributor, or designated Service Providers, may receive up to 0.50% of each Fund's assets attributable to Service Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act.

         o        DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES.
                  Distribution services may include: (i) services in connection with distribution assistance; or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

                  The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Funds), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

                  Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Services Provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.

                           For the fiscal years ended October 31, 2004, 2005 and
                  2006, the Commerce Capital Government Money Market Fund and the Commerce Capital Treasury Obligations Money Market Fund paid the Distributor the following fees:

         --------------------------- ------------------ -------------------------------------------- ------------------------------
                    FUND                SHARE CLASS                      FEES PAID                             FEES WAIVED
                                                        -------------------------------------------- ------------------------------
                                                             2004           2005           2006         2004       2005       2006
         --------------------------- ------------------ --------------- -------------- ------------- ----------- ---------- -------
         Commerce Capital            Administration
         Government Money            Class Shares          $112,813       $129,992       $223,877        --         --         --
         Market Fund
         --------------------------- ------------------ --------------- -------------- ------------- ----------- ---------- -------
         Commerce Capital            Administration
         Treasury                    Class Shares          $114,485          $0            N/A           --         --         --
         --------------------------- ------------------ --------------- -------------- ------------- ----------- ---------- -------
         Obligations Money           Service Class
         Market Fund                 Shares               $2,976,497     $2,187,584     $2,509,908      $982        --         --
         --------------------------- ------------------ --------------- -------------- ------------- ----------- ---------- -------

THE TRANSFER AGENT

Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101 serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust (the "Transfer Agent").

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302, serves as the Funds' Custodian. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on their report authority as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's additional 38 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

----------------------------- ------------------ -------------------------------- -------------------------------------------------
                                  POSITION
                                  WITH TRUST
          NAME AND                AND LENGTH           PRINCIPAL OCCUPATIONS                    OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH               OF TERM               IN PAST 5 YEARS
----------------------------- ------------------ -------------------------------- -------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Robert Nesher                 Chairman of        SEI employee 1974 - present;     Trustee of The Advisors' Inner Circle Fund II,
(DOB 08/17/46)                the Board of       currently performs various       Bishop Street Funds, SEI Global Master Fund, plc,
                               Trustees*         services on behalf of SEI        SEI Global Assets Fund, plc, SEI Global
                              (since 1991)       Investments for which Mr.        Investments Fund, plc, SEI Investments Global,
                                                 Nesher is compensated.           Limited, SEI Opportunity Master Fund, L.P., SEI
                                                 Executive Vice President of      Opportunity Fund, L.P., SEI Asset Allocation
                                                 SEI Investments, 1986-1994.      Trust, SEI Index Fund, SEI Daily Income Trust,
                                                 Director and Executive Vice      SEI Institutional International Trust, SEI
                                                 President of the Administrator   Institutional Investments Trust, SEI
                                                 and the Distributor, 1981 to     Institutional Managed Trust, SEI Liquid Asset
                                                 1994.                            Trust and SEI Tax Exempt Trust.
----------------------------- ------------------ -------------------------------- -------------------------------------------------
William M. Doran              Trustee*           Self-Employed Consultant since   Trustee of The Advisors' Inner Circle Fund II,
(DOB 05/26/40)                (since 1992)       2003.  Partner, Morgan, Lewis    Bishop Street Funds, SEI Asset Allocation Trust,
                                                 & Bockius LLP (law firm) from    SEI Daily Income Trust, SEI Index Fund, SEI
                                                 1976 to 2003, counsel to the     Institutional International Trust, SEI
                                                 Trust, SEI Investments, the      Institutional Investments Trust, SEI
                                                 Administrator and the            Institutional Managed Trust, SEI Liquid Asset
                                                 Distributor. Director of the     Trust and SEI Tax Exempt Trust., SEI Investments
                                                 Distributor since 2003.          - Global Fund Services Limited, SEI Investments
                                                 Director of SEI Investments      Global, Limited, SEI Investments (Europe),
                                                 since 1974; Secretary of SEI     Limited, SEI Investments (Asia) Limited, and SEI
                                                 Investments since 1978.          Asset Korea Co., Ltd.
----------------------------- ------------------ -------------------------------- -------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Charles E. Carlbom            Trustee            Self-Employed Business           Trustee of The Advisors' Inner Circle Fund II,
(DOB 08/20/34)                (since 2005)       Consultant, Business             Bishop Street Funds; Board Member, Oregon
                                                 Projects Inc. since 1997.        Transfer Co., and O.T. Logistics, Inc.
                                                 Director, Crown Pacific Inc.,
                                                 CEO and President, United
                                                 Grocers Inc. from 1997 to 2000.
----------------------------- ------------------ -------------------------------- -------------------------------------------------
Mitchell A. Johnson           Trustee            Retired.                         Trustee of The Advisors' Inner Circle Fund II,
(DOB 03/01/42)                (since 2005)                                        Bishop Street Funds; Director, Federal
                                                                                  Agricultural Mortgage Corporation; Trustee
                                                                                  of Diversified Investors Portfolio, The
                                                                                  Diversified Investors Fund Group, The Diversified
                                                                                  Investors Fund Group II, and the Diversified
                                                                                  Investors Strategies Variable Funds.
----------------------------- ------------------ -------------------------------- -------------------------------------------------

                                      S-11

----------------------------- ------------------ -------------------------------- -------------------------------------------------
Betty L. Krikorian            Trustee            Self-Employed Legal and          Trustee of The Advisors' Inner Circle Fund II and
(DOB 01/23/43)                (since 2005)       Financial Services Consultant    Bishop Street Funds.
                                                 since 2003.  State Street Bank
                                                 In-house counsel, 1995 to 2003.
----------------------------- ------------------ -------------------------------- -------------------------------------------------
Eugene B. Peters              Trustee             Private investor from 1987 to   Trustee of The Advisors' Inner Circle Fund II and
(DOB 06/03/29)                (since 1993)       present.  Vice president and     Bishop Street Funds.
                                                 Chief Financial Officer,
                                                 Western Company of North
                                                 America (petroleum service
                                                 company), 1980 to 1986.
                                                 President of Gene Peters and
                                                 Associates (import company),
                                                 1978 to 1980. President and
                                                 Chief Executive Officer of Jos.
                                                 Schlitz Brewing Company before
                                                 1978.
----------------------------- ------------------ -------------------------------- -------------------------------------------------
James M. Storey               Trustee             Attorney, Solo Practitioner     Trustee of The Advisors' Inner Circle Fund II,
(DOB 04/12/31)                (since 1994)       since 1994. Partner, Dechert     Bishop Street Funds, Massachusetts Health and
                                                 Price & Rhoads (law firm),       Education Tax-Exempt Trust, SEI Asset Allocation
                                                 September 1987 to December       Trust, SEI Daily Income Trust, SEI Index Fund,
                                                 1993.                            SEI Institutional International Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid Asset
                                                                                  Trust and SEI Tax Exempt Trust, and U.S.
                                                                                  Charitable Gift Trust.
----------------------------- ------------------ -------------------------------- -------------------------------------------------
George J. Sullivan, Jr.       Trustee             Chief Executive Officer,        Trustee of The Advisors' Inner Circle Fund II,
(DOB 11/13/42)                (since 1999)       Newfound Consultants Inc.        Bishop Street Funds, SEI Asset Allocation Trust,
                                                 since April 1997.  General       SEI Opportunity Fund, SEI Daily Income Trust, SEI
                                                 Partner, Teton Partners, L.P.,   Index Fund, SEI Institutional International
                                                 June 1991 to December 1996;      Trust, SEI Institutional Investments Trust, SEI
                                                 Chief Financial Officer, Nobel   Institutional Managed Trust, SEI Liquid Asset
                                                 Partners, L.P., March 1991 to    Trust, SEI Opportunity Master Fund, SEI Tax
                                                 December 1996; Treasurer and     Exempt Trust, and State Street Navigator
                                                 Clerk, Peak Asset Management,    Securities Lending Trust.
                                                 Inc., since 1991.
----------------------------- ------------------ -------------------------------- -------------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:


         o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met seven times in the most recently completed fiscal year.

         o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 44 times in the most recently completed fiscal year.

         o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of December 31, 2006. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------ ---------------------------------------------------------------------- ----------------------------------------
      NAME                              DOLLAR RANGE OF FUND SHARES                              AGGREGATE DOLLAR RANGE OF
                                                  (FUND)*                                           SHARES (ALL FUNDS)*
------------------ ---------------------------------------------------------------------- ----------------------------------------
     Carlbom                                       None                                                    None
------------------ ---------------------------------------------------------------------- ----------------------------------------
      Doran                                        None                                                    None
------------------ ---------------------------------------------------------------------- ----------------------------------------
     Johnson                                       None                                                    None
------------------ ---------------------------------------------------------------------- ----------------------------------------

                                      S-13

------------------ ---------------------------------------------------------------------- ----------------------------------------
    Krikorian                                      None                                                    None
------------------ ---------------------------------------------------------------------- ----------------------------------------
     Nesher                                        None                                                    None
------------------ ---------------------------------------------------------------------- ----------------------------------------
     Peters                                        None                                                    None
------------------ ---------------------------------------------------------------------- ----------------------------------------
     Storey                                        None                                                    None
------------------ ---------------------------------------------------------------------- ----------------------------------------
    Sullivan                                       None                                                    None
------------------ ---------------------------------------------------------------------- ----------------------------------------

*        Valuation date is December 31, 2006.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

--------------------------- ---------------------- --------------------------- -------------------------- -------------------------
           NAME                   AGGREGATE          PENSION OR RETIREMENT         ESTIMATED ANNUAL        TOTAL COMPENSATION FROM
                                COMPENSATION        BENEFITS ACCRUED AS PART   BENEFITS UPON RETIREMENT       THE TRUST AND FUND
                                                        OF FUND EXPENSES                                           COMPLEX*
--------------------------- ---------------------- --------------------------- -------------------------- -------------------------
         Carlbom                   $44,914                    n/a                         n/a                      $44,914
--------------------------- ---------------------- --------------------------- -------------------------- -------------------------
          Doran                      $0                       n/a                         n/a                         $0
--------------------------- ---------------------- --------------------------- -------------------------- -------------------------
         Johnson                   $44,914                    n/a                         n/a                      $44,914
--------------------------- ---------------------- --------------------------- -------------------------- -------------------------
        Krikorian                  $44,914                    n/a                         n/a                      $44,914
--------------------------- ---------------------- --------------------------- -------------------------- -------------------------
          Nesher                     $0                       n/a                         n/a                         $0
--------------------------- ---------------------- --------------------------- -------------------------- -------------------------
          Peters                   $44,914                    n/a                         n/a                      $44,914
--------------------------- ---------------------- --------------------------- -------------------------- -------------------------
          Storey                   $44,914                    n/a                         n/a                      $44,914
--------------------------- ---------------------- --------------------------- -------------------------- -------------------------
         Sullivan                  $44,914                    n/a                         n/a                      $44,914
--------------------------- ---------------------- --------------------------- -------------------------- -------------------------

*        The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

--------------------------- ------------------------- ---------------------------------------------------- -------------------------
         NAME AND           POSITION WITH TRUST AND          PRINCIPAL OCCUPATIONS IN PAST 5 YEARS          OTHER DIRECTORSHIPS HELD
      DATE OF BIRTH              LENGTH OF TERM
--------------------------- ------------------------- ---------------------------------------------------- -------------------------
James F. Volk                      President          Chief Accounting Officer and Chief Compliance        None
(DOB 08/28/62)                    (since 2003)        Officer at SEI Investment Manager Services since
                                                      2004.  Senior Operations Officer at SEI
                                                      Investments, Fund Accounting and Administration
                                                      from 1996 to 2004.
--------------------------- ------------------------- ---------------------------------------------------- -------------------------
Michael Lawson                Controller and Chief    Director, Fund Accounting since July 2005,           None
(DOB 10/8/60)                  Financial Officer      Manager, Fund Accounting, SEI Investments AVP,
                                  (since 2005)        from April 1995 through July 2005,
                                                      excluding February 1998 through October 1998,
                                                      Assistant Product Manager, Pilgrim Baxter &
                                                      Associates February 1998 through October 1998.
--------------------------- ------------------------- ---------------------------------------------------- -------------------------

                                      S-14

--------------------------- ------------------------- ---------------------------------------------------- -------------------------
Russell Emery                   Chief Compliance      Director of Investment Product Management and        None
(DOB 12/18/62)                Officer (since 2006)    Development, SEI Investments, since February 2003;
                                                      Senior Investment Analyst - Equity Team, SEI
                                                      Investments, from March 2000 to February 2003.
--------------------------- ------------------------- ---------------------------------------------------- -------------------------
Timothy D. Barto               Vice President and     General Counsel and Secretary of SIMC and the        None
(DOB 03/28/68)                Assistant Secretary     Administrator since 2004.  Vice President of SIMC
                                  (since 1999)        and the Administrator since 1999. Vice President
                                                      and Assistant Secretary of SEI Investments since
                                                      2001. Assistant Secretary of SIMC, the
                                                      Administrator and the Distributor and
                                                      Vice President of the Distributor from 1999 to
                                                      2003.
--------------------------- ------------------------- ---------------------------------------------------- -------------------------
James Ndiaye                     Vice President       Vice President and Assistant Secretary of SIMC       None
(DOB 09/11/68)                   and Secretary        since 2005.  Vice President at Deutsche Asset
                                  (since 2004)        Management from 2003 to 2004. Associate at
                                                      Morgan, Lewis & Bockius LLP from 2000 to 2003.
                                                      Assistant Vice President at ING Variable Annuities
                                                      Group from 1999 to 2000.
--------------------------- ------------------------- ---------------------------------------------------- -------------------------
Sofia A. Rosala                  Vice President       Vice President and Assistant Secretary of SIMC and   None
(DOB 02/01/74)              and Assistant Secretary   the Administrator since 2005.  Compliance Officer
                                  (since 2006)        at SEI Investments from 2001 to 2004. Account
                                                      and Product Consultant at SEI Private Trust Company
                                                      from 1998 to 2001.
--------------------------- ------------------------- ---------------------------------------------------- -------------------------
Nicole Welch                      AML Officer         Compliance Analyst, TD Waterhouse, 2004.  Senior     None
(DOB 09/13/77)                    (since 2005)        Compliance Analyst, UBS Financial Services, 2002
                                                      to 2004.  Knowledge Management Analyst,
                                                      PricewaterhouseCoopers Consulting, 2000 to 2002.
--------------------------- ------------------------- ---------------------------------------------------- -------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day that both/either the New York Stock Exchange ("NYSE") and the Federal Reserve are open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Veteran's Day, Columbus Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90 day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Funds' securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of 60 days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in each Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in each Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Each Fund receives income generally in the form of interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income whether you take them in cash or in additional shares. It is not anticipated that any distributions by the Fund will be eligible for the reduced tax rates applicable to qualified dividend income.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

It is anticipated that the Funds will maintain a constant price per share and that shareholders will not generally realize gain or loss with respect to shares. Any gain or loss recognized on a sale, exchange, or redemption of shares of any of the Funds by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. It is not anticipated that the Funds will pay any foreign or U.S. possessions income taxes.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Federal National Mortgage Association securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

OTHER TAX POLICIES. In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in a Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Funds to participate in higher volume transactions will generally be beneficial to the Funds.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Funds did not pay any brokerage commissions on portfolio transactions.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2006, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

-------------------------------------------------- ------------------------------------ --------------------------------------
FUND                                                TOTAL DOLLAR AMOUNT OF BROKERAGE     TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                                    COMMISSIONS FOR RESEARCH SERVICES    INVOLVING BROKERAGE COMMISSIONS FOR
                                                                                                  RESEARCH SERVICES
-------------------------------------------------- ------------------------------------ --------------------------------------
Commerce Capital Government Money Market Fund                      $0                                    $0
-------------------------------------------------- ------------------------------------ --------------------------------------
Commerce Capital Treasury Obligations Money                        $0                                    $0
Market Fund
-------------------------------------------------- ------------------------------------ --------------------------------------
Commerce Capital Institutional Select Government                  N/A*                                  N/A*
Money Market Fund
-------------------------------------------------- ------------------------------------ --------------------------------------

*        The Fund commenced operations on November 29, 2006.

BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of any of the Funds, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the affiliate and the Funds expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal year ended October 31, 2006, the Funds paid no brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2006, the Commerce Capital Government Money Market Fund held debt securities of ABN AMRO Financial Services, Inc. valued at $60,342,000, debt securities of Credit Suisse First Boston valued at $53,753,000, and debt securities of Morgan Stanley Dean Witter valued at $50,078,000. As of October 31, 2006, the Commerce Capital Treasury Obligations Money Market Fund held debt securities of Credit Suisse First Boston valued at $157,086,000, debt securities of USB Paine Webber valued at $180,094,000, debt securities of ABN AMRO Financial Services, Inc. valued at $32,398,000, debt securities of Morgan Stanley Dean Witter valued at $126,810,000, and debt securities of J.P. Morgan Chase Bank valued at $3,024,000. The Commerce Capital Institutional Select Government Money Market Fund commenced operations on November 29, 2006, and therefore did not hold any securities of regular brokers and dealers as of October 31, 2006.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund will disclose a complete or summary schedule of investments (which includes each Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its semi-annual and annual reports which are distributed to Fund shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in semi-annual and annual reports filed with the SEC on Form N-CSR. Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV.

The Fund generally posts a detailed list of its securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Fund generally posts its ten largest portfolio holdings, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar month end, ten calendar days after the end of the calendar month. These postings can be found on the internet at HTTP://SEI2FUNDS.SEIC.COM/COMMERCECAPITAL and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Fund's portfolio holdings from publication when deemed in the best interest of the Fund.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as Standard and Poor's, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than weekly to ratings agencies, consultants and other qualified financial professionals or individuals. The portfolio holdings disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Funds for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that the Funds' shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

5% AND 25% SHAREHOLDERS

As of February 1, 2007, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of any class of the shares of a Fund.

Commerce Capital Government Money Market Fund - Administrative Class

Shareholder                                 Number of Shares           Percent

National Financial Services LLC             127,329,649.540            90.84%
FBO The Exclu Benefit of Our Customers
Attn Mutual Funds Dept 5th Fl
200 Liberty St. 1 World Fin Ctr
New York, NY 10281

Commerce Bank NA                            12,834,261.200              9.16%
Attn Cash Management
9000 Atrium Way
Mt. Laurel, NJ 08054


Commerce Capital Government Money Market Fund - Institutional Class

Shareholder                                 Number of Shares           Percent

SEI Trust Company                           54,845,786.470             56.25%
Attn Mutual Fund Administrator
C/O Commerce Wealth Advisors
One Freedom Valley Drive
Oaks, PA 19456

National Financial Services LLC             29,896,509.250             30.66%
FBO The Exclu Benefit of Our Customers
Attn Mutual Funds Dept 5th Fl
200 Liberty St. 1 World Fin Ctr
New York, NY 10281

Commerce Bank NA                            12,754,322.970             13.08%
Attn Cash Management
9000 Atrium Way
Mt. Laurel, NJ 08054


Commerce Capital Treasury Obligations Money Market Fund - Service Class

Shareholder                                 Number of Shares           Percent

Commerce Bank NA TTEE                       536,181,948.670            100.00%
FBO Corporate Trust Department
P.O. Box 1034 Cherry Hill, NJ 08034-0009

Commerce Capital Treasury Obligations Money Market Fund - Institutional Class

Shareholder                                 Number of Shares           Percent

Commerce Bank North                         170,368,093.080            89.13%
Attn Cash Management
9000 Atrium Way
Mt. Laurel, NJ 08054

SEI Trust Company                           14,910,575.910              7.80%
Attn Mutual Fund Administrator
C/O Commerce Wealth Advisors
One Freedom Valley Drive
Oaks, PA 19456


Commerce Capital Institutional Select Government Money Market Fund -
 Institutional Class

Shareholder                                 Number of Shares           Percent

SEI Trust Company                           10,022,104.990             50.06%
Attn Mutual Fund Administrator
C/O Commerce Wealth Advisors
One Freedom Valley Drive
Oaks, PA 19456

Commerce Capital Markets Inc.               10,000,000.000             49.94%
2005 Market St. Suite 200
Philadelphia, PA 19103


The Funds believe that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

                              APPENDIX A - RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                       STATEMENT OF ADDITIONAL INFORMATION

                              EDGEWOOD GROWTH FUND

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND


                                  MARCH 1, 2007


                               INVESTMENT ADVISER:
                             EDGEWOOD MANAGEMENT LLC


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Edgewood Growth Fund (the "Fund"). This SAI should be read in conjunction with the Fund's prospectus dated March 1, 2007. Capitalized terms not defined herein are defined in the prospectus. The financial statements and notes thereto contained in the 2006 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2006 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's prospectus or Annual Report free of charge by calling the Fund at 1-800-791-4226.


                                TABLE OF CONTENTS


THE TRUST...................................................................S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES.............S-1
DESCRIPTION OF PERMITTED INVESTMENTS........................................S-2
INVESTMENT LIMITATIONS.....................................................S-11
THE ADVISER................................................................S-12
THE PORTFOLIO MANAGERS.....................................................S-13
THE ADMINISTRATOR..........................................................S-14
THE DISTRIBUTOR............................................................S-15
SHAREHOLDER SERVICES.......................................................S-16
THE TRANSFER AGENT.........................................................S-16
THE CUSTODIAN..............................................................S-16
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................S-16
LEGAL COUNSEL..............................................................S-16
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-17
PURCHASING AND REDEEMING SHARES............................................S-21
DETERMINATION OF NET ASSET VALUE...........................................S-21
TAXES......................................................................S-22
FUND TRANSACTIONS..........................................................S-24
PORTFOLIO HOLDINGS.........................................................S-26
DESCRIPTION OF SHARES......................................................S-27
SHAREHOLDER LIABILITY......................................................S-27
LIMITATION OF TRUSTEES' LIABILITY..........................................S-27
PROXY VOTING...............................................................S-27
CODE OF ETHICS.............................................................S-28
5% AND 25% SHAREHOLDERS ...................................................S-28
APPENDIX A - RATINGS........................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES...........................B-1


March 1, 2007
                                                                 EMC-SX-001-0200
                                       i

THE TRUST


GENERAL. The Fund is a series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.


DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Fund in Institutional and Retail Shares. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. The Trust reserves the right to create and issue additional classes of shares. For more information on shareholder servicing and distribution expenses, see the "Distributor."


VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if either Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees (the "Board").


In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

EDGEWOOD GROWTH FUND. The Fund seeks to provide long-term growth of capital. The Fund is non-diversified and will primarily invest in a core group of 15-35 equity securities, such as common stocks and American Depositary Receipts ("ADRs"). The Fund is flexibly managed, with the ability to invest in equity securities of a smaller number of issuers and/or industry sectors than diversified mutual funds. There can be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval. The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act").


As its principal investment strategy, the Fund invests primarily in equity securities of issuers that the Edgewood Management LLC (the "Adviser") believes are quality companies whose stock offers potential for future appreciation as described in the prospectus. In selecting investments for the Fund, the Adviser seeks to identify companies possessing fundamentally strong market positions in growing industries, exceptional earnings power, and consistency of earnings performance. Focus is concentrated toward growing companies experiencing superior rates of return over varying economic cycles. Investment decisions are based upon a fundamental analysis that emphasizes company specific research. The goal of the process is to invest in growth companies in established and growing industries that display the following characteristics: record of consistent earnings power; earnings growth rate in excess of the S&P 500; dominant market position or proven strength; attractive fundamental financial valuation; superior management; management/insider ownership; and industry growth rate in excess of the growth of GDP. A security may be sold if there is a fundamental deterioration, the price is no longer justifiable and if the security demonstrates earnings disappointments. When consistent with investment strategy and specific policies of the Fund, the Fund may hold uninvested assets in cash or similar investments.


NON-DIVERSIFICATION. The Fund is non-diversified, as that term is defined in the 1940 Act, which means that a relatively high percentage of assets of the Fund may be invested in obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence that the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which requires that the Fund be diversified (i.e., that it will not invest more than 5% of its assets in the securities of any one issuer) with respect to 50% of its assets.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information About Investment Objectives and Policies" section and the associated risk factors. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and permitted by the Fund's stated investment policies.


AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.


Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EQUITY SECURITIES. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of a fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

EXCHANGE TRADED FUNDS ("ETFS"). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs(R), streetTRACKS, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM ("QQQsSM"), and iShares(R). The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also "Investment Company Shares" below.

FIXED INCOME SECURITIES. Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

FOREIGN SECURITIES. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

INVESTMENT COMPANY SHARES. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Under applicable regulations, unless an exception is available, the Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund own more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or

(3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of exchange-traded funds, closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which the Fund can invest in securities of other investment companies. The Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Pursuant to an order issued by the SEC to iShares(R) Funds and procedures approved by the Board, the Fund may invest in iShares Funds in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares Funds makes any representations regarding the advisability of investing in the iShares Funds.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to their investment adviser, sub-adviser or their affiliates unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.


FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the investment adviser determines is appropriate in seeking the Fund's investment objectives, and except as restricted by the Fund's investment limitations. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;

(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not invest more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with the Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES - As consistent with the Fund's investment objectives, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES


In addition to the investment objective of the Fund, the following investment limitations of the Fund are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.


The Fund may not:

1. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

2. Borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5. The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.


The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions:

CONCENTRATION. The SEC staff has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as short sales, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.


THE ADVISER


GENERAL. Edgewood Management LLC serves as the investment adviser to the Fund. The Adviser is a New York limited liability company formed in 2006 and is the successor to Edgewood Management Company, founded in 1974. The Adviser is principally located at 350 Park Avenue, 18th Floor, New York, New York 10022-6057. The Adviser is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. As of December 31, 2006, the Adviser had approximately $3.1 billion in assets under management.


ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory

Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Fund, on not less than 30-days' nor more than 60-days' written notice to the Adviser, or by the Adviser on 90-days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Institutional Shares and Retail Shares of the Fund, respectively. For the fiscal period from February 28, 2006 to October 31, 2006, the Fund paid the following in management fees:

----------------------------------------- -------------------------------- --------------------------- -----------------------------
FUND                                      CONTRACTUAL ADVISORY FEES PAID    FEES WAIVED BY ADVISER*     TOTAL FEES PAID TO ADVISER
----------------------------------------- -------------------------------- --------------------------- -----------------------------
Edgewood Growth Fund                                 $104,729                       $104,729                        $0
----------------------------------------- -------------------------------- --------------------------- -----------------------------

* For the fiscal year ended October 31, 2006 the Adviser also reimbursed fees of $149,076, to maintain the stated expense cap under its contractual fee waiver agreement with the Fund.


THE PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Fund's portfolio managers for their management of the Fund and other accounts managed by the Adviser. Each of the Fund's portfolio mangers' compensation consists of a fixed cash salary and retirement plan benefits. The portfolio managers are also paid a discretionary cash bonus which takes into account performance of the products they manage and profitability of the firm. In general, the discretionary cash bonus is determined based on the Fund's and the other accounts' pre-tax performance as compared to a particular benchmark, currently the Russell 1000 Growth Index, over varying time-periods and economic cycles. The bonus also is based on other subjective factors, such as leadership, ideas and overall contributions to the investment team.


FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

  ----------------------------------------------------------- ----------------------------------------------------------------------
  NAME                                                                                 DOLLAR RANGE OF FUND SHARES*
  ----------------------------------------------------------- ----------------------------------------------------------------------
  Alan W. Breed                                                                                    None
  ----------------------------------------------------------- ----------------------------------------------------------------------
  Lawrence G. Creel                                                                                None
  ----------------------------------------------------------- ----------------------------------------------------------------------
  Scott Edwardson                                                                                  None
  ----------------------------------------------------------- ----------------------------------------------------------------------
  Alex Farman-Farmaian                                                                             None
  ----------------------------------------------------------- ----------------------------------------------------------------------
  Peter Jennison                                                                                   None
  ----------------------------------------------------------- ----------------------------------------------------------------------
  Jim Robillard                                                                                    None
  ----------------------------------------------------------- ----------------------------------------------------------------------
  Kevin R. Seth                                                                                    None
  ----------------------------------------------------------- ----------------------------------------------------------------------
  Nicholas A. Stephens                                                                      $50,001 - $100,000
  ----------------------------------------------------------- ----------------------------------------------------------------------

*    Valuation date is October 31, 2006.

OTHER ACCOUNTS. In addition to the Fund, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of October 31, 2006.

------------------------------ -------------------------------- -------------------------------- -----------------------------------
                                         REGISTERED                      OTHER POOLED
                                    INVESTMENT COMPANIES              INVESTMENT VEHICLES                OTHER ACCOUNTS
------------------------------ ------------------ ------------- --------------- ---------------- ---------------- ------------------
                                   NUMBER OF         TOTAL         NUMBER OF         TOTAL          NUMBER OF           TOTAL
           NAME                    ACCOUNTS          ASSETS        ACCOUNTS         ASSETS          ACCOUNTS           ASSETS
------------------------------ ------------------ ------------- --------------- ---------------- ---------------- ------------------
Alan W. Breed                          0              N/A             1           $23,631,953          32            $454,752,449
------------------------------ ------------------ ------------- --------------- ---------------- ---------------- ------------------
Lawrence G. Creel                      0              N/A             0               N/A              147           $483,532,441
------------------------------ ------------------ ------------- --------------- ---------------- ---------------- ------------------
Scott Edwardson                        0              N/A             0               N/A               0                N/A
------------------------------ ------------------ ------------- --------------- ---------------- ---------------- ------------------
Alex Farman-Farmaian                   0              N/A             0               N/A              39            $211,518,280
------------------------------ ------------------ ------------- --------------- ---------------- ---------------- ------------------
Peter Jennison                         0              N/A             0               N/A              73            $145,211,950
------------------------------ ------------------ ------------- --------------- ---------------- ---------------- ------------------
Jim Robillard                          0              N/A             0               N/A               0                N/A
------------------------------ ------------------ ------------- --------------- ---------------- ---------------- ------------------
Kevin R. Seth                          0              N/A             0               N/A              126           $360,247,582
------------------------------ ------------------ ------------- --------------- ---------------- ---------------- ------------------
Nicholas A. Stephens                   0              N/A             0               N/A              192           $922,432,820
------------------------------ ------------------ ------------- --------------- ---------------- ---------------- ------------------


CONFLICTS OF INTERESTS. The Adviser also manages other accounts. The investment process is the same for similar accounts, including the Fund, and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser's investment strategies. Each of the Adviser's investment strategies is managed by a portfolio team. Weekly research meetings provide a forum where the Adviser's investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the portfolio team.

The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.10% for the first $250 million in assets, 0.09% for the next $250 million in assets, and 0.08% for assets in excess of $500 million in assets. The Fund will be subject to a minimum annual fee of $90,000 applicable to the Edgewood Fund Complex which will initially consist of two classes of one fund. Additions of new classes of shares to any fund will be subject to an additional minimum fee at a rate of $15,000 per class. For the fiscal period from February 28, 2006 to October 31, 2006, the Fund paid the following administration fee:

--------------------------------------------------------- --------------------------------------------------------------------------
FUND                                                                                     ADMINISTRATION FEE
--------------------------------------------------------- --------------------------------------------------------------------------
Edgewood Growth Fund                                                                           $60,479
--------------------------------------------------------- --------------------------------------------------------------------------


THE DISTRIBUTOR

GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly -owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


THE DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Retail Shares of the Fund pay the Distributor a maximum annual fee of 0.25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance. The Trust intends to operate the Plan in accordance with its terms and with the National Association of Securities Dealers (the "NASD") rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

-------------------------- ------------------------------ -------------------------------------- -----------------------------------
          FUND                      SHARE CLASS                         FEES PAID                            FEES WAIVED
-------------------------- ------------------------------ -------------------------------------- -----------------------------------
Edgewood Growth Fund       Institutional Class Shares                      $0                                    $0
-------------------------- ------------------------------ -------------------------------------- -----------------------------------
                           Retail Class Shares                             $26                                   $0
-------------------------- ------------------------------ -------------------------------------- -----------------------------------

SHAREHOLDER SERVICES

The Fund has entered into shareholder servicing arrangements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the "Service Plan"). Under the Service Plan, service providers may perform, or may compensate other service providers for performing the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options; account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets of the Fund, subject to the arrangement for provision of shareholder and administrative services.

THE TRANSFER AGENT


DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust (the "Transfer Agent").


THE CUSTODIAN


U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302, serves as the Fund's Custodian. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance upon their report authority as experts in accounting and auditing.


LEGAL COUNSEL


Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's additional 40 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.


MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


--------------------- -------------------- -------------------------------------- --------------------------------------------------
                         POSITION WITH
    NAME AND           TRUST AND LENGTH         PRINCIPAL OCCUPATIONS IN PAST
 DATE OF BIRTH          LENGTH OF TERM                 5 YEARS                              OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------- -------------------- -------------------------------------- --------------------------------------------------
Robert Nesher         Chairman of the      SEI employee 1974 to present;          Trustee of The Advisors' Inner Circle Fund II,
(DOB 08/17/46)        Board of Trustees*   currently performs various services    Bishop Street Funds, SEI Global Master Fund, plc,
                      (since 1991)         on behalf of SEI Investments for       SEI Global Assets Fund, plc, SEI Global
                                           which Mr. Nesher is compensated.       Investments Fund, plc, SEI Investments Global,
                                           Executive Vice President of SEI        Limited, SEI Opportunity Master Fund, L.P., SEI
                                           Investments, 1986 to 1994.  Director   Opportunity Fund, L.P., SEI Asset Allocation
                                           and Executive Vice President of the    Trust, SEI Index Fund, SEI Daily Income Trust, SEI
                                           Administrator and the Distributor,     Institutional International Trust, SEI
                                           1981 to 1994.                          Institutional Investments Trust, SEI Institutional
                                                                                  Managed Trust, SEI Liquid Asset Trust and SEI Tax
                                                                                  Exempt Trust.
--------------------- -------------------- -------------------------------------- --------------------------------------------------
William M. Doran      Trustee*             Self-Employed Consultant since         Trustee of The Advisors' Inner Circle Fund II,
(DOB 05/26/40)        (since 1992)         2003.  Partner, Morgan, Lewis &        Bishop Street Funds, SEI Asset Allocation Trust,
                                           Bockius LLP (law firm) from 1976 to    SEI Daily Income Trust, SEI Index Fund, SEI
                                           2003, counsel to the Trust, SEI        Institutional International Trust, SEI
                                           Investments, the Administrator and     Institutional Investments Trust, SEI Institutional
                                           the Distributor. Director of the       Managed Trust, SEI Liquid Asset Trust and SEI Tax
                                           Distributor since 2003. Director of    Exempt Trust., SEI Investments - Global Fund
                                           SEI Investments since 1974;            Services Limited, SEI Investments Global, Limited,
                                           Secretary of SEI Investments since     SEI Investments (Europe), Limited, SEI Investments
                                           1978.                                  (Asia) Limited, and SEI Asset Korea Co., Ltd.
--------------------- -------------------- -------------------------------------- --------------------------------------------------
INDEPENDENT TRUSTEES
--------------------- -------------------- -------------------------------------- --------------------------------------------------
Charles E. Carlbom    Trustee              Self-Employed Business                 Trustee of The Advisors' Inner Circle Fund II,
(DOB 08/20/34)        (since 2005)         Consultant, Business                   Bishop Street Funds; Board Member, Oregon Transfer
                                           Projects Inc. since 1997.  Director,   Co., and O.T. Logistics, Inc.
                                           Crown Pacific Inc., CEO and
                                           President, United Grocers Inc. from
                                           1997 to 2000.
--------------------- -------------------- -------------------------------------- --------------------------------------------------
Mitchell A. Johnson   Trustee              Retired.                               Trustee of The Advisors' Inner Circle Fund II,
(DOB 03/01/42)        (since 2005)                                                Bishop Street Funds; Director, Federal
                                                                                  Agricultural Mortgage Corporation; Trustee of
                                                                                  Diversified Investors Portfolio, The Diversified
                                                                                  Investors Fund Group, The Diversified Investors
                                                                                  Fund Group II, and the Diversified Investors
                                                                                  Strategies Variable Funds.
--------------------- -------------------- -------------------------------------- --------------------------------------------------


--------------------- -------------------- -------------------------------------- --------------------------------------------------
                         POSITION WITH
    NAME AND           TRUST AND LENGTH         PRINCIPAL OCCUPATIONS IN PAST
 DATE OF BIRTH          LENGTH OF TERM                 5 YEARS                              OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------- -------------------- -------------------------------------- --------------------------------------------------
Betty L. Krikorian    Trustee              Self-Employed Legal and Financial      Trustee of The Advisors' Inner Circle Fund II and
(DOB 01/23/43)        (since 2005)         Services Consultant since 2003.        Bishop Street Funds.
                                           State Street Bank In-house counsel,
                                           1995 to 2003.
--------------------- -------------------- -------------------------------------- --------------------------------------------------
Eugene B. Peters      Trustee               Private investor from 1987 to         Trustee of The Advisors' Inner Circle Fund II and
(DOB 06/03/29)        (since 1993)         present.  Vice president and Chief     Bishop Street Funds.
                                           Financial Officer, Western Company
                                           of North America (petroleum service
                                           company), 1980 to 1986. President
                                           of Gene Peters and Associates
                                           (import company), 1978 to 1980.
                                           President and Chief Executive
                                           Officer of Jos. Schlitz Brewing
                                           Company before 1978.
--------------------- -------------------- -------------------------------------- --------------------------------------------------
James M. Storey       Trustee              Attorney, Solo Practitioner since      Trustee of The Advisors' Inner Circle Fund II,
(DOB 04/12/31)        (since 1994)         1994. Partner, Dechert Price &         Bishop Street Funds, Massachusetts Health and
                                           Rhoads (law firm), September 1987 to   Education Tax-Exempt Trust, SEI Asset Allocation
                                           December 1993.                         Trust, SEI Daily Income Trust, SEI Index Fund, SEI
                                                                                  Institutional International Trust, SEI
                                                                                  Institutional Investments Trust, SEI Institutional
                                                                                  Managed Trust, SEI Liquid Asset Trust and SEI Tax
                                                                                  Exempt Trust, and U.S. Charitable Gift Trust.
--------------------- -------------------- -------------------------------------- --------------------------------------------------
George J.             Trustee              Chief Executive Officer, Newfound     Trustee of The Advisors' Inner Circle Fund II,
Sullivan, Jr.         (since 1999)         Consultants Inc. since April 1997.     Bishop Street Funds, SEI Asset Allocation Trust,
(DOB 11/13/42)                             General Partner, Teton Partners,       SEI Opportunity Fund, SEI Daily Income Trust, SEI
                                           L.P., June 1991 to December 1996;      Index Fund, SEI Institutional International Trust,
                                           Chief Financial Officer, Nobel         SEI Institutional Investments Trust, SEI
                                           Partners, L.P., March 1991 to          Institutional Managed Trust, SEI Liquid Asset
                                           December 1996; Treasurer and Clerk,    Trust, SEI Opportunity Master Fund, SEI Tax Exempt
                                           Peak Asset Management, Inc., since     Trust, and State Street Navigator Securities
                                           1991.                                  Lending Trust.
--------------------- -------------------- -------------------------------------- --------------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor.


BOARD STANDING COMMITTEES. The Board has established the following standing committees:


o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met seven times in the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 44 times in the most recently completed fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian, currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------ ------------------------------------------------------- ---------------------------------------------------------
      NAME                      DOLLAR RANGE OF FUND SHARES*                    AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)**
------------------ ------------------------------------------------------- ---------------------------------------------------------
     Carlbom                                None                                                     None
------------------ ------------------------------------------------------- ---------------------------------------------------------
      Doran                                 None                                                     None
------------------ ------------------------------------------------------- ---------------------------------------------------------
     Johnson                                None                                                     None
------------------ ------------------------------------------------------- ---------------------------------------------------------
    Krikorian                               None                                                     None
------------------ ------------------------------------------------------- ---------------------------------------------------------
     Nesher                                 None                                                     None
------------------ ------------------------------------------------------- ---------------------------------------------------------
     Peters                                 None                                                     None
------------------ ------------------------------------------------------- ---------------------------------------------------------
     Storey                                 None                                                     None
------------------ ------------------------------------------------------- ---------------------------------------------------------
    Sullivan                                None                                                     None
------------------ ------------------------------------------------------- ---------------------------------------------------------

*    Valuation date is December 31, 2006.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year ending October 31, 2006.

---------------------- --------------------------- --------------------------- -------------------------- --------------------------
                                                      PENSION OR RETIREMENT                                 TOTAL COMPENSATION FROM
                             AGGREGATE               BENEFITS ACCRUED AS PART       ESTIMATED ANNUAL           THE TRUST AND FUND
        NAME               COMPENSATION                 OF FUND EXPENSES        BENEFITS UPON RETIREMENT            COMPLEX*
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
       Carlbom                  $44,914                       n/a                         n/a                      $44,914
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
        Doran                      $0                         n/a                         n/a                         $0
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
       Johnson                  $44,914                       n/a                         n/a                      $44,914
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
      Krikorian                 $44,914                       n/a                         n/a                      $44,914
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
       Nesher                      $0                         n/a                         n/a                         $0
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
       Peters                   $44,914                       n/a                         n/a                      $44,914
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
       Storey                   $44,914                       n/a                         n/a                      $44,914
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
      Sullivan                  $44,914                       n/a                         n/a                      $44,914
---------------------- --------------------------- --------------------------- -------------------------- --------------------------

*    The Trust is the only investment company in the "Fund Complex."


TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


--------------------- -------------------- -------------------------------------- --------------------------------------------------
                         POSITION WITH
    NAME AND           TRUST AND LENGTH         PRINCIPAL OCCUPATIONS IN PAST
 DATE OF BIRTH          LENGTH OF TERM                 5 YEARS                              OTHER DIRECTORSHIPS HELD
--------------------- -------------------- -------------------------------------- --------------------------------------------------
James F. Volk         President            Chief Accounting Officer and Chief     None.
(DOB 08/28/62)        (since 2003)         Compliance Officer at SEI Investment
                                           Manager Services since 2004. Senior
                                           Operations Officer at SEI
                                           Investments, Fund Accounting and
                                           Administration from 1996 to 2004.
--------------------- -------------------- -------------------------------------- --------------------------------------------------
Michael Lawson        Controller and Chief Director, Fund Accounting since        None.
(DOB 10/8/60)         Financial Officer    July 2005, Manager, Fund Accounting,
                      (since 2005)         SEI Investments AVP, from  April 1995
                                           through July 2005, excluding
                                           February 1998 through October 1998,
                                           Assistant Product Manager, Pilgrim
                                           Baxter & Associates February 1998
                                           through October 1998.
--------------------- -------------------- -------------------------------------- --------------------------------------------------
Russell Emery         Chief Compliance     Director of Investment Product         None.
(DOB 12/18/62)        Officer (since 2006) Management and Development, SEI
                                           Investments, since February 2003;
                                           Senior Investment Analyst - Equity
                                           Team, SEI Investments, from March
                                           2000 to February 2003.
--------------------- -------------------- -------------------------------------- --------------------------------------------------
Timothy D. Barto      Vice President and   General Counsel and Secretary of SIMC  None.
(DOB 03/28/68)        Assistant Secretary  and the Administrator since 2004.
                      (since 1999)         Vice President of SIMC and the
                                           Administrator since 1999. Vice
                                           President and Assistant Secretary of
                                           SEI Investments since 2001. Assistant
                                           Secretary of SIMC, the Administrator
                                           and the Distributor and Vice
                                           President of the Distributor from
                                           1999 to 2003.
--------------------- -------------------- -------------------------------------- --------------------------------------------------


--------------------- -------------------- -------------------------------------- --------------------------------------------------
                         POSITION WITH
    NAME AND           TRUST AND LENGTH         PRINCIPAL OCCUPATIONS IN PAST
 DATE OF BIRTH          LENGTH OF TERM                 5 YEARS                              OTHER DIRECTORSHIPS HELD
--------------------- -------------------- -------------------------------------- --------------------------------------------------
James Ndiaye          Vice President       Vice President and Assistant           None.
(DOB 09/11/68)        and Secretary        Secretary of SIMC since 2005. Vice
                      (since 2004)         President at Deutsche Asset
                                           Management from 2003 to 2004.
                                           Associate at Morgan, Lewis & Bockius
                                           LLP from 2000 to 2003. Assistant Vice
                                           President at ING Variable Annuities
                                           Group from 1999 to 2000.
--------------------- -------------------- -------------------------------------- --------------------------------------------------
Sofia A. Rosala       Vice President       Vice President and Assistant           None.
(DOB 02/01/74)        and Assistant        Secretary of SIMC and the
                      Secretary            Administrator since 2005. Compliance
                      (since 2006)         Officer at SEI Investments from 2001
                                           to 2004. Account and Product
                                           Consultant at SEI Private Trust
                                           Company from 1998 to 2001.
--------------------- -------------------- -------------------------------------- --------------------------------------------------
Nicole Welch          AML Officer          Compliance Analyst, TD Waterhouse,     None.
(DOB 09/13/77)        (since 2005)         2004. Senior Compliance Analyst,
                                           UBS Financial Services, 2002-2004.
                                           Knowledge Management Analyst,
                                           PricewaterhouseCoopers Consulting,
                                           2000 to 2002.
--------------------- -------------------- -------------------------------------- --------------------------------------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time, if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's prospectus. The discussion is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY. The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or certain other income derived with respect to its business of investing in such stocks, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of the Fund's assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnership. Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the 70% dividend-received deduction for corporate shareholders and for the lower capital gains rates on qualified dividend income for individual shareholders to the extent they would qualify if the Fund was a regular corporation.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio of securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions of dividends will be taxed as ordinary income except that distributions of qualified dividend income will be taxed at the lower capital gains rates available for individual shareholders.


Certain distributions from the Fund may qualify as qualified dividend income. Qualified dividend income distributed to an individual is taxable at the lower, long-term capital gains rates. A distribution from the Fund generally qualifies as qualified dividend income to the extent it is designated as such by the Fund and was distributed from dividends received by the Fund from taxable domestic corporations and certain qualified foreign corporations, subject to limitations including holding period limitations, imposed on the Fund and its shareholders. Absent further legislation, the lower, long-term capital gain rates on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010.


The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.


With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.


In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, back up withholding on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has failed to certify that he or she is a U.S. citizen or U.S. resident alien.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividend-received deduction to the extent such distributions are so designated and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

REDEMPTIONS AND EXCHANGES. Redemptions and exchanges of Fund shares may be taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on such shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

FEDERAL EXCISE TAX. If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which the Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE TAXES. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal period from February 28, 2006 to October 31, 2006, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------- --------------------------------------------------------------------------------------
                    FUND                                      AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
--------------------------------------------- --------------------------------------------------------------------------------------
Edgewood Growth Fund                                                                 $24,432
--------------------------------------------- --------------------------------------------------------------------------------------


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The National Association of Securities Dealers ("NASD") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal period from February 28, 2006 to October 31, 2006, the Fund did not pay aggregate brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of October 31, 2006, the Fund held equity securities of Charles Schwab valued at $861,000.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

-------------------------------------------------------- ---------------------------------------------------------------------------
                         FUND                                                     PORTFOLIO TURNOVER RATE
-------------------------------------------------------- ---------------------------------------------------------------------------
                                                                                            2006
-------------------------------------------------------- ---------------------------------------------------------------------------
Edgewood Growth Fund                                                                        33%
-------------------------------------------------------- ---------------------------------------------------------------------------


PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter or any affiliated person of the Fund, their Adviser, or their principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each July 31, October 31, January 31, and April 30). The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV.


The Fund provides information about its top ten portfolio holdings, updated on a monthly basis, on the internet at HTTP://SEI2FUNDS.SEIC.COM/EDGEWOOD. This information is provided with a lag of at least ten days and is publicly available to all shareholders until updated to reflect the next applicable period. The Fund may provide ratings and rankings organizations with the same information at the same time it is filed with the SEC or one day after it is made available on the internet web site.


The Fund's policies and procedures provide that the Authorized Person may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times than the information posted to the internet, provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information. The Fund will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information. Legitimate business objectives may include but are not necessarily limited to: disclosure for required due diligence purposes; disclosure to a newly hired investment adviser or sub-adviser; or disclosure to a rating agency for use in developing a rating.

In addition, the Fund's service providers, such as the custodian, Administrator and transfer agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Fund. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Fund's service providers that would prohibit them from disclosing or trading on the Fund's non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Fund.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request by calling 212-652-9100 or by writing to the Fund at Edgewood Management LLC, 350 Park Avenue, 18th Floor, New York, NY 10022. The Fund's Form N-PX is also available on the SEC's website at www.sec.gov.


CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.


5% AND 25% SHAREHOLDERS

As of February 1, 2007, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of any class of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act.

EDGEWOOD GROWTH FUND (RETAIL):

SHAREHOLDER                                          NUMBER OF SHARES                      %
-----------                                          ----------------                      -
Alan Whitman Breed                                      1,600.0000                      75.19%
C/O Edgewood Management
350 Park Avenue, Floor 18
New York, NY 10022-6057

National Financial Services LLC                           277.7780                      13.05%
For the Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York, NY 10281-1003

Edward Phillip Edwardson &                                239.9230                      11.28%
Virginia Anne Edwardson, Jt Wros
5384 Fieldstone Drive, SW
Grandville, MI  49418-9303

EDGEWOOD GROWTH FUND (INSTITUTIONAL):

National Financial Services LLC                       329,118.8940                      11.98%
For the Exclusive Benefit of Our Customers
200 Liberty Street
One World Financial Center
New York, NY 10281-1003

SEI Private Trust Company Cust                        259,016.7550                       9.43%
IRA A/C Rebecca S. Breed
38 Calhoun Drive
Greenwich, CT 06831-4438

David S. Osborn TR                                    162,647.2740                       5.92%
U/A 06/26/1997
James E. Osborn III, IRRVOC Trust
5 Erwin Road
Wayland, MA 01778-2502

The Fund believes that most of the shares referred to above were held by the persons above in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

                              APPENDIX A - RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                      SUMMARY OF EDGEWOOD MANAGEMENT LLC'S
                       PROXY VOTING POLICY AND PROCEDURES

                            Effective January 5, 2006

Edgewood Management LLC ("Edgewood") believes that proxy voting is an important right of shareholders and that reasonable care and diligence must be undertaken to ensure that such rights are properly exercised. When Edgewood has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with the following policies and procedures.

All proxy statements and ballots received by Edgewood are sent to the Proxy Officer. The majority are received electronically through a third-party, the ADP Corporation's Proxy Edge system. The Proxy Officer will vote all stock, by proxy or in person, pursuant to Edgewood's Voting Guidelines, unless a client has instructed Edgewood to use other voting criteria for their holdings.

VOTING GUIDELINES

The Edgewood Investment Committee has adopted general positions regarding selected proxy proposals that periodically are considered at annual meetings. Edgewood will generally vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock. Edgewood will generally vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting. A complete discussion of these proposals and Edgewood's general position is available upon request to the Proxy Officer.

CONFLICTS OF INTEREST

The Compliance Officer will identify any conflicts that exist between the interests of Edgewood and its clients. If a material conflict exists, Edgewood will determine whether voting in accordance with the Voting Guidelines and factors described above is in the best interests of the client. If appropriate, the firm will disclose any material conflicts to the affected clients.

DISCLOSURE

Clients may contact the Proxy Officer, Michael Parodi, via e-mail at MPARODI@EDGEWOOD.COM or telephone at 212-652-9100 in order to obtain information on how Edgewood voted such clients' proxies, and to request a copy of these policies and procedures. Clients may also request in writing that all materials be sent to them to allow them to vote their own proxies, in which case Edgewood will no longer exercise any discretion on behalf of that client. Paper or electronic records of proxy votes will be maintained for five years, including two years on-site for any paper records. A summary of these Proxy Voting Policies and Procedures is also included in Edgewood's Form ADV Part II, and will be updated whenever these policies and procedures are changed.

                       STATEMENT OF ADDITIONAL INFORMATION

                           FMA SMALL COMPANY PORTFOLIO

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND


                                  MARCH 1, 2007


                               INVESTMENT ADVISER:
                      FIDUCIARY MANAGEMENT ASSOCIATES, LLC


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the FMA Small Company Portfolio (the "Fund") This SAI should be read in conjunction with the prospectus dated March 1, 2007. Capitalized terms not defined herein are defined in the prospectus. The financial statements and notes thereto contained in the 2006 Annual Report to Shareholders are herein incorporated by reference and deemed to be part of this SAI. A copy of the 2006 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's prospectus or Annual Report free of charge by calling the Fund at 866-FMA-8333.

THE TRUST...................................................................S-1
DESCRIPTION OF PERMITTED INVESTMENTS........................................S-1
INVESTMENT POLICIES OF THE FUND............................................S-27
INVESTMENT ADVISORY AND OTHER SERVICES.....................................S-29
PORTFOLIO MANAGERS.........................................................S-29
THE ADMINISTRATOR..........................................................S-31
THE DISTRIBUTOR............................................................S-32
TRANSFER AGENT.............................................................S-32
CUSTODIAN..................................................................S-32
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................S-32
LEGAL COUNSEL..............................................................S-32
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-32
PURCHASING AND REDEEMING SHARES............................................S-37
DETERMINATION OF NET ASSET VALUE...........................................S-38
TAXES......................................................................S-38
BROKERAGE ALLOCATION AND OTHER PRACTICES...................................S-41
DISCLOSURE OF PORTFOLIO HOLDINGS...........................................S-44
DESCRIPTION OF SHARES......................................................S-46
SHAREHOLDER LIABILITY......................................................S-46
LIMITATION OF TRUSTEES' LIABILITY..........................................S-46
PROXY VOTING...............................................................S-46
CODES OF ETHICS............................................................S-46
5% AND 25% SHAREHOLDERS....................................................S-47
APPENDIX A - RATINGS........................................................A-1
Appendix B - Proxy Voting Policies and Procedures...........................B-1

March 1, 2007

THE TRUST

GENERAL. The Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Generally, each fund pays its
(i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.


HISTORY OF THE FUND. The FMA Small Company Portfolio is the successor to the UAM Funds, Inc. FMA Small Company Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by Fiduciary Management Associates, Inc. ("Old FMA" or the "Predecessor Adviser") using the same investment objective, strategies, policies and restrictions as those used by the Fund. The Predecessor Fund's date of inception was July 31, 1991. The Predecessor Fund dissolved and reorganized into the FMA Small Company Portfolio on June 24, 2002. Substantially all of the assets of the Predecessor Fund were transferred to its successor in connection with the Fund's commencement of operations on June 24, 2002. In December 2002, senior management of Old FMA formed Fiduciary Management Associates, LLC (the "Adviser"), to acquire Old FMA and continue its business. There were no changes in the investment management services or operations of the firm and the professionals responsible for investment decisions remain unchanged. Fee arrangements for the Fund did not change as a result of this transaction.


VOTING RIGHTS. Each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.



DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUND USE?

The Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies. The following are permitted investments of the Fund.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. government securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

          o    By the right of the issuer to borrow from the U.S. Treasury;

          o By the discretionary authority of the U.S. government to buy the obligations of the agency; or

          o    By the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC - Freddie Mac is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. Freddie Mac issues Participation Certificates ("PCs") which represent interests in conventional mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.


COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, Freddie Mac, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments.


CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Fund will only invest in a security issued by a commercial bank if the bank:

          o Has total assets of at least $1 billion, or the equivalent in other currencies;
          o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and
          o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o        INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o        PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can reduce the value of mortgage-backed securities, which may cause your share price to fall. Lower rates may motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o        EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o        CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently use ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Fund may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.


Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to certain risks.


TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.


Futures contracts are traded in the U.S. on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.


Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o        PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

          o    Allowing it to expire and losing its entire premium;
          o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
          o    Closing it out in the secondary market at its current price.

o        SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

          o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
          o A call option on the same security or index with the same or lesser exercise price;
          o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
          o    Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
          o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things:

          o    Entering into a short position in the underlying security;
          o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
          o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
          o    Maintaining the entire exercise price in liquid securities.

o        OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o        OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o        COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o        FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

          o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

          o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

          o    Do not require an initial margin deposit.

          o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o        EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

o        INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o        CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

CORRELATION OF PRICES - The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

          o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

          o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

          o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

          o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

          o    have to purchase or sell the instrument underlying the contract;

          o    not be able to hedge its investments; and

          o    not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

          o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

          o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

          o the facilities of the exchange may not be adequate to handle current trading volume;

          o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

          o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

+VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

          o    actual and anticipated changes in interest rates;

          o    fiscal and monetary policies; and

          o    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. the Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.


EXCHANGE-TRADED FUNDS ("ETFS") - ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs(R), streetTRACKS, DIAMONDS(SM), NASDAQ 100 Index Tracking StockSM ("QQQs(SM)"), and iShares(R). A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also "Investment Company Shares" below.

MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the Fund. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.


CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

          o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

          o Factors affecting an entire industry, such as increases in production costs; and

          o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.


INITIAL PUBLIC OFFERINGS ("IPOS") - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.


The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Fund can invest in foreign securities in a number of ways:

          o The Fund can invest directly in foreign securities denominated in a foreign currency;

          o The Fund can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

          o    The Fund can invest in investment funds.


AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.


ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

          o The economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

          o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

          o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

          o The internal policies of a particular foreign country may be less stable than in the U.S. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

          o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the U.S. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter ("OTC") market located outside of the U.S. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the U.S. Foreign stock markets tend to differ from those in the U.S. in a number of ways.

Foreign stock markets:

          o are generally more volatile than, and not as developed or efficient as, those in the U.S.;

          o    have substantially less volume;

          o trade securities that tend to be less liquid and experience rapid and erratic price movements;

          o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

          o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

          o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

          o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

          o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

          o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the U.S.

          o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

          o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

          o restrictions on transferring securities within the U.S. or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

          o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

          o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

          o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

          o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

          o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

          o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

          o    Have relatively unstable governments;

          o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; o Offer less protection of property rights than more developed countries; and

          o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term consequences can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact the Fund's euro-denominated investments.

INVESTMENT COMPANIES


The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Under applicable regulations, unless an exception is available, the Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

For hedging or other purposes, each Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Pursuant to an order issued by the SEC to iShares(R) Funds and procedures approved by the Board, the Fund may invest in iShares Funds in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares Funds makes any representations regarding the advisability of investing in the iShares Funds.

REPURCHASE AGREEMENTS

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

When the Fund enters into a repurchase agreement it will:

          o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

          o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED AND ILLIQUID SECURITIES


While the Fund does not anticipate doing so, it may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933
Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board of Trustees (the "Board"). This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

          o    Take advantage of an anticipated decline in prices.

          o    Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.

RESTRICTIONS ON SHORT SALES:

The Fund will not short sell a security if:

          o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

          o The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets.

          o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUND

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. Unless otherwise noted, the Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing and illiquid securities) and other applicable investment requirements immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

          o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

          o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time.

          o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

          o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

          o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

          o Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

          o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

          o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Non-Fundamental Policies

In addition to the Fund's investment objective, the following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund may:

|X| not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33(1)/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33(1)/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

|X| purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

|X| purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

|X|      invest in the securities of foreign issuers.

|X| purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.

|X| invest in illiquid and restricted securities to the extent permitted by applicable law.


The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

          o write covered call options and may buy and sell put and call options.

          o    enter into repurchase agreements.

          o lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

          o sell securities short and engage in short sales "against the box."

          o    enter into swap transactions.

Further, the Fund may not change its investment strategy to invest at least 80% of its net assets (including borrowing for investment purposes) in companies with small market capitalizations under $2 billion at the time of initial purchase without 60 days' prior written notice to shareholders

INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER- Fiduciary Management Associates, LLC, a Delaware limited liability company located at 55 West Monroe Street, Suite 2550, Chicago, Illinois 60603, is the Fund's investment adviser. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The Adviser also manages separate account portfolios for a national client base that includes corporate pension funds, foundations and endowments, public funds, and high net worth individuals. The Adviser is the successor to Fiduciary Management Associates, Inc. ("Old FMA"), founded in 1980. In December 2002, senior management formed the Adviser to acquire Old FMA from its holding company parent, and continue the business as an independent employee-owned adviser. There were no changes in the investment management services, and the operations and persons responsible for investment decisions remained unchanged. Old FMA served as investment adviser to the Fund and the Predecessor Fund from inception until the sale to the Adviser. Kathryn A. Vorisek, Senior Managing Director and Chief Investment Officer, holds a controlling equity interest in the Adviser. As of December 31, 2006, the Adviser had approximately $1.52 billion in assets under management.


ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Board. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


ADVISORY FEES PAID TO THE ADVISER. For its services, the Fund pays the Adviser a fee calculated at an annual rate of 0.75% of its average daily net assets. Due to the effect of fee waivers by the Adviser in place prior to April 1, 2006, the actual percentage of average net assets that the Fund paid in any given year may have been different from the rate set forth in its contract with the Adviser. For the last three fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the following in management fees:

--------------- ------------------------------------------ -------------------------- -----------------------------------------
FUND                 CONTRACTUAL ADVISORY FEES PAID         FEES WAIVED BY ADVISER*          TOTAL FEES PAID TO ADVISER
--------------- ------------------------------------------ -------------------------- -----------------------------------------
                    2004          2005          2006         2004      2005    2006       2004          2005          2006
--------------- ------------- ------------- -------------- ---------- ------- ------- ------------- -------------- ------------
FMA
Small            $1,370,598    $1,354,093    $1,346,505     $36,367     $0      $0     $1,334,231    $1,354,093     $1,346,505
Company
Portfolio
--------------- ------------- ------------- -------------- ---------- ------- ------- ------------- -------------- ------------

* Prior to April 1, 2006, the Adviser had voluntarily agreed to limit the expenses of the Fund, to the extent necessary, to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.20%.


PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.


The Fund is managed by a team of investment professionals, led by the Adviser's Chief Investment Officer (CIO) Kathryn Vorisek. In her role as CIO of the Adviser, Ms. Vorisek oversees all aspects of the investment process and manages the firm's research efforts. For the Adviser's Small Cap product, and specifically the Fund, Ms. Vorisek is the Team Leader. As such, she is responsible for determining the overall strategic direction of the Fund along with ultimate authority on specific investment decisions. She is supported in the role by Leo Harmon, who serves as Associate Team Leader and by a team of analysts who share responsibility for sector and company specific analysis.

COMPENSATION. The Adviser compensates the Fund's portfolio managers for their management of the Fund. Kathryn Vorisek is a Partner in the Adviser, and as such a portion of her compensation consists of distributions pursuant to her equity interest in the Adviser. Ms. Vorisek's compensation also includes a fixed salary and participation in the General Bonus Pool, as indicated below. Ms. Vorisek's compensation is not specifically linked to any factors related to the Fund, such as the Fund's performance or asset level, although such factors may have an impact on the profitability of the Adviser, and as such on its ability to distribute earnings. Leo Harmon is a Senior Director of the Adviser, and as such his compensation consists of a fixed salary and eligibility in the Adviser's Incentive Compensation Plan and General Bonus Pool. Incentive compensation is based upon specific product pre-tax performance relative to the Adviser's small cap products' respective benchmark (Russell 2000 Value Index) and the relevant peer groups, individual stock selection and a subjective component. Performance is measured annually. Compensation from the General Bonus Pool is directly impacted by the profitability of the Firm and is awarded based upon factors similar but not limited to those of the Incentive Compensation Plan.

FUND SHARES OWNED BY THE PORTFOLIO MANAGERS. The following table shows the dollar amount range of the portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

----------------------------------------------------- ---------------------------------------------------------------------
NAME                                                                          DOLLAR RANGE OF FUND SHARES*
----------------------------------------------------- ---------------------------------------------------------------------
Kathryn Vorisek                                                                    $100,001 - $500,000
----------------------------------------------------- ---------------------------------------------------------------------
Leo Harmon                                                                          $10,001 - $50,000
----------------------------------------------------- ---------------------------------------------------------------------


*    Valuation date is October 31, 2006.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of October 31, 2006.

-------------------------- ------------------------------ ------------------------------ -----------------------------------
          NAME                 REGISTERED INVESTMENT         OTHER POOLED INVESTMENT               OTHER ACCOUNTS
                                     COMPANIES                      VEHICLES
-------------------------- ------------------------------ ------------------------------ -----------------------------------
                              NUMBER OF         TOTAL        NUMBER OF         TOTAL       NUMBER OF        TOTAL ASSETS
                               ACCOUNTS        ASSETS         ACCOUNTS        ASSETS        ACCOUNTS
-------------------------- ----------------- ------------ ----------------- ------------ --------------- -------------------
Kathryn Vorisek                   0              $0              0              $0             9            $239,236,523
-------------------------- ----------------- ------------ ----------------- ------------ --------------- -------------------
Leo Harmon                        0              $0              0              $0             9            $239,236,523
-------------------------- ----------------- ------------ ----------------- ------------ --------------- -------------------


CONFLICTS OF INTERESTS. The portfolio managers' management of the investments of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments. Except for specific account restrictions, the other accounts' investment strategies and implementation are essentially identical to the Fund's investment strategies. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another in allocating opportunities or trades. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in assets, 0.10% for the next $250 million in assets, 0.08% for the next $250 million in assets and 0.04% for all assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Fund as a percentage of average daily net assets. Due to these minimums, the annual administration fee the Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the following administration fees:

------------------------------------------ --------------------------------------------------------------------------------
                  FUND                                                        FEES PAID
------------------------------------------ --------------------------------------------------------------------------------
                                                     2004                       2005                       2006
------------------------------------------ ------------------------- --------------------------- --------------------------
FMA Small Company Portfolio*                       $219,297                   $216,657                   $215,443
------------------------------------------ ------------------------- --------------------------- --------------------------

* The Portfolio directs certain portfolio trades to the Distributor, via a network of executing brokers, who pay a portion of the Portfolio's expenses. Under this arrangement, for the fiscal years ended October 31, 2004, 2005 and 2006, the Portfolio had expenses reduced by $49,680, $97,591 and $54,929, respectively, which was used to pay administration expenses.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

TRANSFER AGENT


DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust (the "Transfer Agent").


CUSTODIAN

Union Bank of California, 475 Sansome Street, 15th Floor, San Francisco, California 94111 ("Custodian") acts as Custodian for the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700 Philadelphia, PA 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance upon the authority of said firm as experts in giving said reports.

LEGAL COUNSEL


Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.


TRUSTEES AND OFFICERS OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's additional 40 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


----------------------------- ------------------ -------------------------------- --------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH             PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH               OF TERM               IN PAST 5 YEARS
----------------------------- ------------------ -------------------------------- --------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
Robert Nesher                 Chairman of the    SEI employee 1974 to present;    Trustee of The Advisors' Inner Circle Fund
(DOB 08/17/46)                Board of           currently performs various       II, Bishop Street Funds, SEI Global Master
                              Trustees*          services on behalf of SEI        Fund, plc, SEI Global Assets Fund, plc,
                              (since 1991)       Investments for which Mr.        SEI Global Investments Fund, plc, SEI
                                                 Nesher is compensated.           Investments Global, Limited, SEI
                                                 Executive Vice President of      Opportunity Master Fund, L.P., SEI
                                                 SEI Investments, 1986 to         Opportunity Fund, L.P., SEI Asset
                                                 1994.  Director and Executive    Allocation Trust, SEI Index Fund, SEI
                                                 Vice President of the            Daily Income Trust, SEI Institutional
                                                 Administrator and the            International Trust, SEI Institutional
                                                 Distributor, 1981 to 1994.       Investments Trust, SEI Institutional
                                                                                  Managed Trust, SEI Liquid Asset Trust and
                                                                                  SEI Tax Exempt Trust.
----------------------------- ------------------ -------------------------------- --------------------------------------------
William M. Doran              Trustee*           Self-Employed Consultant since   Trustee of The Advisors' Inner Circle Fund
(DOB 05/26/40)                (since 1992)       2003.  Partner, Morgan, Lewis    II, Bishop Street Funds, SEI Asset
                                                 & Bockius LLP (law firm) from    Allocation Trust, SEI Daily Income Trust,
                                                 1976 to 2003, counsel to the     SEI Index Fund, SEI Institutional
                                                 Trust, SEI Investments, the      International Trust, SEI Institutional
                                                 Administrator and the            Investments Trust, SEI Institutional
                                                 Distributor. Director of the     Managed Trust, SEI Liquid Asset Trust and
                                                 Distributor since 2003.          SEI Tax Exempt Trust., SEI Investments -
                                                 Director of SEI Investments      Global Fund Services Limited, SEI
                                                 since 1974; Secretary of SEI     Investments Global, Limited, SEI
                                                 Investments since 1978.          Investments (Europe), Limited, SEI
                                                                                  Investments (Asia) Limited, and SEI Asset
                                                                                  Korea Co., Ltd.
----------------------------- ------------------ -------------------------------- --------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
Charles E. Carlbom            Trustee            Self-Employed Business           Trustee of The Advisors' Inner Circle Fund
(DOB 08/20/34)                (since 2005)       Consultant, Business             II, Bishop Street Funds; Board Member,
                                                 Projects Inc. since 1997.        Oregon Transfer Co., and O.T. Logistics,
                                                 Director, Crown Pacific Inc.,    Inc.
                                                 CEO and President, United
                                                 Grocers Inc. from 1997 to 2000.
----------------------------- ------------------ -------------------------------- --------------------------------------------
Mitchell A. Johnson           Trustee            Retired.                         Trustee of The Advisors' Inner Circle Fund
(DOB 03/01/42)                (since 2005)                                        II, Bishop Street Funds; Director, Federal
                                                                                  Agricultural Mortgage Corporation; Trustee
                                                                                  of Diversified Investors Portfolio, The
                                                                                  Diversified Investors Fund Group, The
                                                                                  Diversified Investors Fund Group II,
                                                                                  and the Diversified Investors Strategies
                                                                                  Variable Funds.
----------------------------- ------------------ -------------------------------- --------------------------------------------
Betty L. Krikorian            Trustee            Self-Employed Legal and          Trustee of The Advisors' Inner Circle Fund
(DOB 01/23/43)                (since 2005)       Financial Services Consultant    II and Bishop Street Funds.
                                                 since 2003. State Street Bank
                                                 In-house counsel, 1995 to 2003.
----------------------------- ------------------ -------------------------------- --------------------------------------------


                                      S-33


----------------------------- ------------------ -------------------------------- --------------------------------------------
Eugene B. Peters              Trustee             Private investor from 1987 to   Trustee of The Advisors' Inner Circle Fund
(DOB 06/03/29)                (since 1993)       present.  Vice president and     II and Bishop Street Funds.
                                                 Chief Financial Officer,
                                                 Western Company of North
                                                 America (petroleum service
                                                 company), 1980 to 1986.
                                                 President of Gene Peters and
                                                 Associates (import company),
                                                 1978 to 1980. President and
                                                 Chief Executive Officer of Jos.
                                                 Schlitz Brewing Company before
                                                 1978.
----------------------------- ------------------ -------------------------------- --------------------------------------------
James M. Storey               Trustee            Attorney, Solo Practitioner      Trustee of The Advisors' Inner Circle Fund
(DOB 04/12/31)                (since 1994)       since 1994. Partner, Dechert     II, Bishop Street Funds, Massachusetts
                                                 Price & Rhoads (law firm),       Health and Education Tax-Exempt Trust, SEI
                                                 September 1987 to December       Asset Allocation Trust, SEI Daily Income
                                                 1993.                            Trust, SEI Index Fund, SEI Institutional
                                                                                  International Trust, SEI Institutional
                                                                                  Investments Trust, SEI Institutional
                                                                                  Managed Trust, SEI Liquid Asset Trust and
                                                                                  SEI Tax Exempt Trust, and U.S. Charitable
                                                                                  Gift Trust.
----------------------------- ------------------ -------------------------------- --------------------------------------------
George J. Sullivan, Jr.       Trustee            Chief Executive Officer,         Trustee of The Advisors' Inner Circle Fund
(DOB 11/13/42)                (since 1999)       Newfound Consultants Inc.        II, Bishop Street Funds, SEI Asset
                                                 since April 1997.  General       Allocation Trust, SEI Opportunity Fund,
                                                 Partner, Teton Partners, L.P.,   SEI Daily Income Trust, SEI Index Fund,
                                                 June 1991 to December 1996;      SEI Institutional International Trust, SEI
                                                 Chief Financial Officer, Nobel   Institutional Investments Trust, SEI
                                                 Partners, L.P., March 1991 to    Institutional Managed Trust, SEI Liquid
                                                 December 1996; Treasurer and     Asset Trust, SEI Opportunity Master Fund,
                                                 Clerk, Peak Asset Management,    SEI Tax Exempt Trust, and State Street
                                                 Inc., since 1991.                Navigator Securities Lending Trust.
----------------------------- ------------------ -------------------------------- --------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor.


BOARD STANDING COMMITTEES. The Board has established the following standing committees:

          o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met seven times in the most recently completed fiscal year.

          o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 44 times in the most recently completed fiscal year.

          o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Messrs. Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

---------------------- ------------------------------------------------------ ----------------------------------------------
        NAME                       DOLLAR RANGE OF FUND SHARES*                     AGGREGATE DOLLAR RANGE OF SHARES*
---------------------- ------------------------------------------------------ ----------------------------------------------
       Carlbom                                 None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------
        Doran                                  None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------
       Johnson                                 None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------
      Krikorian                                None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------
       Nesher                                  None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------
       Peters                                  None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------
       Storey                                  None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------
      Sullivan                                 None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------

*    Valuation date is December 31, 2006.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

---------------------- --------------------------- --------------------------- -------------------------- ---------------------
        NAME                   AGGREGATE             PENSION OR RETIREMENT         ESTIMATED ANNUAL        TOTAL COMPENSATION
                              COMPENSATION          BENEFITS ACCRUED AS PART   BENEFITS UPON RETIREMENT    FROM THE TRUST AND
                                                        OF FUND EXPENSES                                     FUND COMPLEX*
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Carlbom                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
        Doran                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Johnson                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Krikorian                 $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Nesher                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Peters                   $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Storey                   $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Sullivan                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------

*    The Trust is the only investment company in the "Fund Complex."


TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


--------------------------- ------------------------- ------------------------------------------------- ---------------------
         NAME AND           POSITION WITH TRUST AND        PRINCIPAL OCCUPATIONS IN PAST 5 YEARS        OTHER DIRECTORSHIPS
      DATE OF BIRTH              LENGTH OF TERM                                                                 HELD
--------------------------- ------------------------- ------------------------------------------------- ---------------------
James F. Volk                      President          Chief Accounting Officer and Chief Compliance     None.
(DOB 08/28/62)                    (since 2003)        Officer at SEI Investment Manager Services
                                                      since 2004.  Senior Operations Officer at SEI
                                                      Investments, Fund Accounting and Administration
                                                      from 1996 to 2004.
--------------------------- ------------------------- ------------------------------------------------- ---------------------
Michael Lawson                Controller and Chief    Director, Fund Accounting since July 2005,        None.
(DOB 10/8/60)                  Financial Officer      Manager, Fund Accounting, SEI Investments AVP,
                                  (since 2005)        from April 1995 through July 2005,
                                                      excluding February 1998 through October 1998,
                                                      Assistant Product Manager, Pilgrim Baxter &
                                                      Associates February 1998 through October 1998.
--------------------------- ------------------------- ------------------------------------------------- ---------------------
Russell Emery                   Chief Compliance      Director of Investment Product Management and     None.
(DOB 12/18/62)                      Officer           Development, SEI Investments, since February
                                  (since 2006)        2003; Senior Investment Analyst - Equity Team,
                                                      SEI Investments, from March 2000 to February
                                                      2003.
--------------------------- ------------------------- ------------------------------------------------- ---------------------


                                      S-36

--------------------------- ------------------------- ------------------------------------------------- ---------------------
Timothy D. Barto               Vice President and     General Counsel and Secretary of SIMC and the     None.
(DOB 03/28/68)                Assistant Secretary     Administrator since 2004.  Vice President of
                                  (since 1999)        SIMC and the Administrator since 1999.
                                                      Vice President and Assistant Secretary of SEI
                                                      Investments since 2001. Assistant Secretary of
                                                      SIMC, the Administrator and the Distributor and
                                                      Vice President of the Distributor from 1999 to
                                                      2003.
--------------------------- ------------------------- ------------------------------------------------- ---------------------
James Ndiaye                     Vice President       Vice President and Assistant Secretary of SIMC    None.
(DOB 09/11/68)                   and Secretary        since 2005.  Vice President at Deutsche Asset
                                  (since 2004)        Management from 2003 to 2004. Associate at
                                                      Morgan, Lewis & Bockius LLP from 2000 to 2003.
                                                      Assistant Vice President at ING Variable
                                                      Annuities Group from 1999 to 2000.
--------------------------- ------------------------- ------------------------------------------------- ---------------------
Sofia A. Rosala                  Vice President       Vice President and Assistant Secretary of SIMC    None.
(DOB 02/01/74)              and Assistant Secretary   and the Administrator since 2005.  Compliance
                                  (since 2006)        Officer at SEI Investments from 2001 to
                                                      2004. Account and Product Consultant at SEI
                                                      Private Trust Company from 1998 to 2001.
--------------------------- ------------------------- ------------------------------------------------- ---------------------
Nicole Welch                      AML Officer         Compliance Analyst, TD Waterhouse, 2004.          None.
(DOB 09/13/77)                    (since 2005)        Senior Compliance Analyst, UBS Financial
                                                      Services, 2002-2004.
                                                      Knowledge Management Analyst,
                                                      PricewaterhouseCoopers Consulting, 2000
                                                      to 2002.
--------------------------- ------------------------- ------------------------------------------------- ---------------------


PURCHASING AND REDEEMING SHARES


Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90 day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Trust's Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


FOREIGN TAXES. Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.


STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund will not be liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.


With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Fund invests will not be considered qualifying income as of September 30, 2006. As a result, the Fund will therefore restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income.


BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. The Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------- ------------------------------------------------------------------------------------------
           FUND                               AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
--------------------------- ------------------------------------------------------------------------------------------
                                       2004                        2005                            2006
--------------------------- --------------------------- ---------------------------- ---------------------------------
FMA Small Company                    $923,176                    $911,418                        $662,276
Portfolio
--------------------------- --------------------------- ---------------------------- ---------------------------------


BROKERAGE SELECTION. In selecting brokers, the Adviser considers the full range and quality of a broker's services, including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness. The Adviser periodically and systematically evaluates the execution performance of broker-dealers executing Fund transactions. The Fund pays commission rates that the Adviser believes to be competitive and in line with industry practice, taking into account the factors described above. The Adviser uses industry surveys conducted by research groups to evaluate whether the rates paid by the Fund remain competitive.

DIRECTED BROKERAGE FOR RESEARCH SERVICES. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Fund or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.


In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the fiscal year ended October 31, 2006, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

--------------------------- ------------------------------------------- ----------------------------------------------------
FUND                             TOTAL DOLLAR AMOUNT OF BROKERAGE          TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
                                COMMISSIONS FOR RESEARCH SERVICES           BROKERAGE COMMISSIONS FOR RESEARCH SERVICES
--------------------------- ------------------------------------------- ----------------------------------------------------
FMA Small Company                            $513,059                                      $298,879,786
Portfolio
--------------------------- ------------------------------------------- ----------------------------------------------------


BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Distributor.


-------------------------- ----------------------------------------------- ---------------------- ----------------------------
          FUND                  AGGREGATE DOLLAR AMOUNT OF BROKERAGE        PERCENTAGE OF TOTAL     PERCENTAGE OF AGGREGATE
                                                                                 BROKERAGE             DOLLAR AMOUNT OF
                                                                            COMMISSIONS PAID TO      TRANSACTIONS EFFECTED
                               COMMISSIONS PAID TO AFFILIATED BROKERS       AFFILIATED BROKERS    THROUGH AFFILIATED BROKERS
-------------------------- ----------------------------------------------- ---------------------- ----------------------------
                               2004          2005             2006                 2006                      2006
-------------------------- ------------- ------------- ------------------- ---------------------- ----------------------------
FMA Small Company            $91,890*      $101,833         $85,421                 13%                       14%
Portfolio
-------------------------- ------------- ------------- ------------------- ---------------------- ----------------------------

* In May 2004, in response to escalating Fund expenses, the Fund established an arrangement whereby a portion of the commissions generated by trades directed to the Distributor could be used to reduce Fund expenses. Of the amounts shown, $49,680, $97,591 and $54,929 was used to reduce Fund expenses for the fiscal years ended October 31, 2004, 2005 and 2006, respectively.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of October 31, 2006, the Fund held did not hold any securities of regular brokers or dealers.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Fund may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Fund's two most recently completed fiscal years ended October 31, 2005 and 2006, the portfolio turnover rate for the Fund was as follows:

------------------------------------------ ---------------------------------------------------------------------------------
                  FUND                                                 PORTFOLIO TURNOVER RATES
------------------------------------------ ---------------------------------------------------------------------------------
                                                             2005                                     2006
------------------------------------------ ----------------------------------------- ---------------------------------------
FMA Small Company Portfolio                                  169%                                    135%*
------------------------------------------ ----------------------------------------- ---------------------------------------

* Includes the effects of in-kind transactions. If the in-kind transactions were not included, the Portfolio Turnover Rate would have been 127%.


DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund's Chief Compliance Officer reports quarterly to the Board regarding the operation and administration of such policies and procedures.


Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund will disclose a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 866-FMA-8333.

The Adviser generally posts on its website at www.fmausa.com a detailed list of the securities held by the Fund (portfolio holdings) as of the most recent calendar month end in the "FMA Holdings" section of the "Mutual Funds" page, three (3) business days after the end of the calendar month. The Adviser may exclude any portion of the portfolio holdings from publication when deemed in the best interest of the Fund. These postings generally remain until replaced by new postings as described above.


In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information.


The Fund's policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.


With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that the Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling 866-FMA-8333; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODES OF ETHICS


The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public. The Adviser's Code of Ethics prohibits investment in securities that are held by the Fund.

5% AND 25% SHAREHOLDERS


As of February 1, 2007, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Fund.


FMA SMALL COMPANY PORTFOLIO


SHAREHOLDER                                    NUMBER OF SHARES          %
-----------                                    ----------------          -
Fidelity Invest Inst Operations Co. Inc.       5,499,577.4220            53.60 %
For Certain Employee Benefit Plans
100 Magellan Way, KWIC
Convington, KY  41015-1999

Charles Schwab & Co Inc                        1,581,595.9800            15.41 %
Reinvest Account
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151


The Fund believes that most of the shares referred to above were held by the persons above in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

                              APPENDIX A - RATINGS

MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

         aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

         a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

         plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          o    Leading market positions in well-established industries.
          o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime         Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

         AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

         CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

         C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking portfolio payments, but that is currently paying.

         D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         SHORT-TERM ISSUE CREDIT RATINGS

         A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

         Investment Grade

         AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

         BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC,CC,C          High default risk. Default is a real possibility.
                           Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

         DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, I.E., below 50%.

                           Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         INTERNATIONAL SHORT-TERM CREDIT RATINGS

         F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D        Default.  Denotes actual or imminent payment default.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch Inc. does not rate the issuer or issue in question.

"Withdrawn:" A rating is withdrawn when Fitch Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                      FIDUCIARY MANAGEMENT ASSOCIATES, LLC
                              PROXY VOTING POLICIES

          POLICY

          FMA, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of our clients. Our firm maintains written policies and procedures to ensure that client proxies are voted in the client's best interests, to address material conflicts of interest, and to make appropriate disclosures about our firm's proxy policies and practices. Our policy and practices include making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. BACKGROUND

          Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

          Investment advisers registered with the SEC, who exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

          RESPONSIBILITY

          PROXY VOTING COMMITTEE OF FMA

          The Chief Investment Officer has the overall responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and recordkeeping for the firm. The Chief Marketing Officer and the Client Service Officers are responsible for ensuring that proxies are voted consistent with client guidelines.

          FMA exercises control of the voting of proxies through its Proxy Voting Committee, which is composed of the Chief Investment Officer, the Chief Marketing Officer, and the Product Team Leaders (Portfolio Managers). The Proxy Voting Committee provides ongoing due diligence and oversees the proxy voting process, including the actions and policies of Institutional Shareholder Services ("ISS"), an independent proxy voting service (described below), and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Proxy Voting Committee is assisted in this process by its legal counsel and ISS. In all cases, the ultimate decision on voting proxies rests with the Proxy Voting Committee, acting as fiduciary on behalf of the clients' accounts.

          PORTFOLIO MANAGERS

          FMA's Portfolio Managers, as part of their ongoing review and analysis of all portfolio holdings, will monitor significant corporate developments, including proxy proposals submitted to shareholders, and notify the Proxy Voting Committee of circumstances where the interests of FMA's clients may warrant a vote contrary to the applicable guidelines. In such instances, the Proxy Voting Committee will process such matter in a manner comparable to that for proxy questions not covered by the applicable guidelines, as described below.

          ROLE OF INSTITUTIONAL SHAREHOLDER SERVICES, INC. AND PROXY VOTING SERVICES

          To assist it in its proxy voting responsibilities, FMA has retained Institutional Shareholder Services, Inc. ("ISS"), an independent proxy voting service and a registered investment adviser. ISS is a leading provider of proxy voting and corporate governance services, serving hundreds of institutional clients worldwide. ISS specializes in analyzing proxies and issuing research and objective shareholder voting recommendations pursuant to proxy voting guidelines developed by ISS (the "ISS Guidelines").

          PROCEDURES

          FMA has adopted procedures to implement the firm's policy and reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following: VOTING GUIDELINES

          ISS will be responsible for coordinating with the custodians of client accounts of FMA to ensure that all proxy materials received by the custodians relating to the accounts' portfolio securities are processed in a timely fashion. The Proxy Voting Committee has instructed ISS to vote all proxies in accordance with the applicable proxy voting guidelines, including the FMA Small Company Portfolio, except in the situations described below under "Proxy Questions." Clients are permitted to place reasonable restrictions on FMA's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

          PROXY QUESTIONS

          ISS will refer proxy questions to FMA for instructions under circumstances where (i) the application of the applicable proxy voting guidelines is unclear; (ii) a particular proxy question was not covered by the applicable guidelines; (iii) the applicable guidelines call for specific instructions on a case-by-case basis; or (iv) the rare case arises in which ISS may have a material conflict of interest. ISS is also requested to call to FMA's attention specific proxy questions which, while governed by an applicable guideline, appear to involve unusual or controversial issues.

          CONFLICTS OF INTEREST

          By retaining ISS, an independent third party voting service, FMA has significantly reduced the possibility of conflicts of interests between itself and the voting of client proxies. In the case of a referred " proxy question" situation described above, if a material conflict of interest exists, the Proxy Voting Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

          Any employee of FMA with knowledge of a conflict of interest (e.g., family relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Voting Committee and otherwise remove himself or herself from the proxy voting process.

          FMA will maintain a record of the voting resolution of any conflict of interest situation.

          DISCLOSURE

          The Chief Compliance Officer will include information in FMA's Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how FMA voted a client's proxies, and that clients may request a copy of these policies and procedures, and the method by which they may do so.

          CLIENT REQUESTS FOR INFORMATION

          o All client requests for information regarding policies and procedures, received by any employee, should be forwarded to the Chief Compliance Officer.

          o All client requests for information regarding how client proxies were voted, received by any employee, should be forwarded to the Chief Marketing Officer.

          The Proxy Voting Committee and the Chief Compliance Officer will annually review and revise, as necessary, these proxy voting policies.

          RECORDKEEPING

          FMA shall retain the following proxy records in accordance with the SEC's five-year retention requirement:

          o    These policies and procedures and any amendments;

          o    A record of all votes that FMA or ISS casts by client;

          o Any document FMA created that was material to making a decision how to vote proxies, or that memorializes that decision.

          o A copy of each written request from a client for information on how FMA voted such client's proxies, and a copy of any written response.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 FMC SELECT FUND
                            FMC STRATEGIC VALUE FUND

                    SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2007

                               INVESTMENT ADVISER:
                               FIRST MANHATTAN CO.


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") as well as the FMC Select Fund and the FMC Strategic Value Fund (individually a "Fund" and collectively, the "Funds"), each of which is a separate series of the Trust. This SAI should be read in conjunction with each Fund's prospectus, each dated March 1, 2007. Capitalized terms not defined herein are defined in the respective prospectuses. The financial statements and notes thereto contained in the applicable 2006 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the applicable 2006 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectuses or respective Annual Reports free of charge by calling the Funds toll-free at 1-877-FMC-4099 (877-362-4099); copies are also available at www.firstmanhattan.com.


                                TABLE OF CONTENTS


THE TRUST...................................................................S-2
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES.............S-2
DESCRIPTION OF PERMITTED INVESTMENTS........................................S-4
INVESTMENT LIMITATIONS.....................................................S-15
THE ADVISER................................................................S-17
PORTFOLIO MANAGERS.........................................................S-17
THE ADMINISTRATOR..........................................................S-19
THE DISTRIBUTOR............................................................S-19
THE TRANSFER AGENT.........................................................S-20
THE CUSTODIAN..............................................................S-20
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................S-20
LEGAL COUNSEL..............................................................S-20
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-21
PURCHASING AND REDEEMING SHARES............................................S-25
DETERMINATION OF NET ASSET VALUE...........................................S-26
TAXES......................................................................S-26
FUND TRANSACTIONS..........................................................S-29
PORTFOLIO HOLDINGS.........................................................S-32
DESCRIPTION OF SHARES......................................................S-33
SHAREHOLDER LIABILITY......................................................S-33
LIMITATION OF TRUSTEES' LIABILITY..........................................S-33
PROXY VOTING...............................................................S-33
CODE OF ETHICS.............................................................S-34
5% AND 25% SHAREHOLDERS....................................................S-34
APPENDIX A - RATINGS........................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES...........................B-1

March 1, 2007

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THE TRUST

GENERAL. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its: (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.


VOTING RIGHTS. Each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.


In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and principal investment strategies of each Fund are described in their respective prospectuses. The following information supplements, and should be read in conjunction with, their respective prospectus. For a description of certain permitted investments, see "Description of Permitted Investments" in this SAI.


FMC SELECT FUND. The FMC Select Fund ("Select Fund") invests principally in equity securities of U.S. companies with large and medium market capitalizations, and to a limited degree in fixed income securities. The Select Fund ordinarily will invest a predominant portion of its assets (75%-85%) in equity securities and the remainder in fixed income securities, including money market instruments. The exact percentage of the Select Fund's assets invested in equity and fixed income securities will vary from time to time in accordance with the assessment of investment opportunities by the Funds' investment adviser, First Manhattan Co. ("FMC" or the "Adviser").


     EQUITY SECURITIES. The equity securities in which the Select Fund may invest are common stocks, preferred stocks, and convertible securities of domestic companies, as well as warrants to purchase such securities. The Adviser may also purchase U.S. dollar-denominated equity securities (including depositary receipts) and preferred stocks (including preferred stocks convertible into common stocks) issued by foreign companies, as well as debt securities convertible into common stocks, and shares of closed-end investment companies. The Select Fund may purchase equity securities that are traded on registered exchanges or the over-the-counter market in the U.S. The Select Fund may also purchase equity securities (including depositary receipts) and preferred stocks (including depositary stocks convertible into common stocks) issued by foreign companies, as well as debt securities convertible into common stock of such companies.

     In selecting equity securities for the Select Fund, the Adviser will not attempt to forecast either the economy or the stock market, but rather will focus its efforts on searching out investment opportunities in equity securities of companies with strong balance sheets, favorable returns on equity and businesses of which the Adviser has an understanding, and in equity securities of companies where all of these factors may not be present, but whose shares nevertheless sell at a market valuation below their perceived intrinsic value.

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     FIXED INCOME SECURITIES. The fixed income securities that may be purchased by the Select Fund include: (i) obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities ("U.S. government securities"); (ii) dollar denominated corporate bonds and debentures of U.S. and foreign companies that are rated BBB- or higher by Standard & Poor's Corporation ("S&P") or Baa3 or higher by Moody's Investors Services, Inc. ("Moody's"), or are unrated but of comparable quality as determined by the Adviser; (iii) mortgage-backed securities that are issued or guaranteed by governmental or non-governmental entities or that are privately-issued collateralized mortgage obligations ("CMOs") or real estate mortgage investment conduits ("REMICs") rated in one of the top two categories by S&P or Moody's; (iv) high quality commercial paper; (v) securities issued by the Government of Canada and supranational agencies such as the World Bank; (vi) asset-backed securities rated in one of the top two categories by S&P or Moody's; (vii) short-term debt obligations of U.S. and foreign banks; (viii) zero coupon securities; (ix) money market instruments; (x) repurchase agreements; and
     (xi) fixed income securities issued by a municipality the interest payments on which are not exempt from U.S. federal income tax. For a description of ratings, see "Appendix A - Ratings" to this SAI.

     In the event any fixed income security held by the Select Fund is downgraded below the applicable rating category set forth above, the Adviser will review the security and determine whether to retain or dispose of it.

     In selecting fixed income securities for the Select Fund, the Adviser will seek added returns from the long-term compounding of incremental yields rather than from attempting to anticipate bond market price swings. The sources of incremental returns are (1) the higher yields on corporate and government agency securities compared to U.S. Treasury securities and (2) prepayment options which the Adviser believes are mispriced. The fixed income component of the Select Fund ordinarily will consist of securities with an average duration of up to eight years. Interest rate forecasting will not play a significant role in the Adviser's fixed income investment strategy.

Although the Select Fund's portfolio will normally be fully invested in equity securities and fixed income securities as described above (other than as considered appropriate for cash reserves), for temporary defensive purposes during periods when the Adviser determines that market conditions warrant, up to 100% of the Select Fund's assets may be held in cash or cash equivalents. In general, cash or cash equivalents will be held in U.S. Treasury bills, high quality commercial paper, certificates of deposit and money market instruments.

FMC STRATEGIC VALUE FUND. The FMC Strategic Value Fund ("Strategic Value Fund") invests in equity securities that the Adviser believes offer the possibility of increase in value, primarily common stocks that meet the criteria described below.

In selecting equity securities for the Strategic Value Fund, the Adviser will not attempt to forecast either the economy or the stock market, but rather will focus its efforts on searching out investment opportunities in equity securities by carefully scrutinizing financial statements with particular attention to the quality of cash flow and an evaluation of stocks selling at a discount to estimated private market values. The Adviser emphasizes companies where it perceives it has a substantial understanding of both the industry and the business in which the company operates. In addition, the Adviser will concentrate its efforts on companies where a catalyst has been identified which the Adviser believes can have a significant impact on the price of the security. Such catalysts include spin-offs, corporate restructurings, divestiture programs, share repurchases, merger and acquisition activity and significant changes in management or key personnel.

The Strategic Value Fund may invest in common stocks, preferred stocks and convertible securities of domestic companies, as well as warrants to purchase such securities that are traded on registered exchanges or the over-the-counter market in the U.S. The Strategic Value Fund may also purchase equity securities (including depositary receipts) and preferred stocks (including depositary stocks convertible into common stocks) issued by foreign companies, as well as debt securities convertible into common stock of such companies.

Although the Strategic Value Fund's portfolio will normally be fully invested in equity securities (other than as considered appropriate for cash reserves), for temporary defensive purposes during periods when the Adviser determines that market conditions warrant, up to 100% of the Strategic Value Fund's assets may be held in cash or cash equivalents. In general, cash or cash equivalents will be held in U.S. Treasury bills, high quality commercial paper, certificates of deposit and money market instruments.

AUXILIARY POLICIES OF THE FUNDS

Although not primary strategies employed by the Adviser in managing the Funds, the Funds may engage in a number of investment practices in order to meet their investment objectives. In this regard, the Funds may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Funds may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

The Funds may purchase securities denominated in foreign currencies in amounts up to 20% of its total assets. The Funds do not have a corresponding limitation with respect to foreign securities denominated in U.S. dollars.

The Select Fund may also invest up to 10% of its total assets in convertible debt securities rated Caa or higher by Moody's or CCC or higher by S&P, or Fitch, Inc. While the Adviser will purchase such securities with a view to the capital appreciation potential associated with the underlying equity security, below investment-grade issues, otherwise known as "junk bonds," present special risks. See the "Description of Permitted Investments."

For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Adviser may invest up to 100% of the Funds assets in cash or money market instruments.



DESCRIPTION OF PERMITTED INVESTMENTS

Each Fund will invest in any of the following instruments or engage in any of the following investment practices only if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies.


AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.


ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Funds purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

          o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

          o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

          o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

          o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

               Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often rated as lower-quality fixed income securities.

          o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodity Futures Trading Commission. A Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by a Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.


When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the Investment Company Act of 1940 (the "1940 Act") or the rules and U.S. Securities and Exchange Commission ("SEC") interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.


A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. A Fund may purchase and write put and call options on securities, securities indices or foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

The Fund must cover all options it writes. For example, when a Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund's custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. A Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

Each Fund may trade put and call options on securities, securities indices or currencies, as the Adviser determines is appropriate in seeking the Fund's investment objective. For example, a Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, a Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

Additionally, a Fund may purchase and write put and call options on currencies to manage its exposure to exchange rates.

There are significant risks associated with a Fund's use of options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.


RESTRICTED AND ILLIQUID SECURITIES. While the Funds do not anticipate doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of its net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to
Section 4(2) of the 1933 Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Trust's Board of Trustees (the "Board"). This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.


MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Funds may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

               o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

               o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

               o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

               o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Funds. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

          o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

          o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

          o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of closed-end investment companies, exchange-traded funds, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which a fund can invest in securities of other investment companies. A Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.

SHORT SALES. The Funds may engage in short sales "against the box." A Fund sells short "against the box" if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. A Fund may sell short "against the box" when the Fund wants to sell the security it owns at a current price, in order to hedge or limit the exposure of the fund's position. A short sale "against-the-box" is a taxable transaction to the Fund with respect to the securities that are sold short.

SECURITIES OF FOREIGN ISSUERS. The value of the Funds' investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Funds may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds.

SECURITIES LENDING. The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Funds will segregate or earmark liquid assets with the Custodian in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Funds before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their respective portfolios, a Fund may dispose of a when-issued security or forward commitment prior to settlement if deems it appropriate.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can reduce the value of mortgage-backed securities, which may cause your share price to fall. Lower rates may motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Fund may invest in securities of any rating.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally do not back agency securities. Agency securities are typically supported in one of three ways:

          o    by the right of the issuer to borrow from the U.S. Treasury;
          o by the discretionary authority of the U.S. government to buy the obligations of the agency; or
          o    by the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a Fund.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.


FREDDIE MAC - Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences are mortgage-backed securities:

          o payments of interest and principal are more frequent (usually monthly); and

          o falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected forcing a fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

INVESTMENT LIMITATIONS


FUNDAMENTAL POLICIES


The following are fundamental policies of the Funds and cannot be changed without the consent of the holders of a majority of a Fund's outstanding shares. The term "majority of the outstanding shares" of a Fund or the Trust, respectively, means the vote of (i) 67% or more of a Fund's or the Trust's shares present at a meeting, if more than 50% of the outstanding shares of a Fund or the Trust are present or represented by proxy; or (ii) more than 50% of a Fund's or the Trust's outstanding shares, whichever is less.

No Fund may:

1. Purchase securities of any issuer (except securities issued or guaranteed as to principal and interest by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in U.S. government securities and repurchase agreements involving such securities. For purposes of this limitation (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry, (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry, and (iii) supranational entities will be considered to represent one industry.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets. Borrowings from a bank require asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. All borrowings in excess of 5% of total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Purchase or sell real estate, real estate limited partnership interests or commodities provided that this shall not prevent a Fund from investing in readily marketable securities of issuers which can invest in real estate or commodities, institutions that issue mortgages, and real estate investment trusts which deal in real estate or interests therein, and provided further that this shall not prevent a Fund from investing in commodities contracts relating to financial instruments.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.


7. Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend its portfolio securities, and may enter into repurchase agreements, as described in the Prospectus and in this SAI.

NON-FUNDAMENTAL POLICIES.

The following investment limitations of the Funds are non-fundamental and may be changed by the Board of Trustees without shareholder approval:

1.       Acquire more than 10% of the voting securities of any one issuer.

2.       Invest in companies for the purpose of exercising control.


3. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

4. Make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions and may sell securities short "against the box."

5. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or pursuant to an order of exemption therefrom.

6. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

In addition, the following are non-fundamental limitations. Each Fund may not invest more than 15% of its net assets in illiquid securities. An illiquid security is a security which cannot be disposed of in the usual course of business within seven days, at approximately the value at which a Fund has valued the instrument. Illiquid securities include repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

GENERAL. First Manhattan Co. is a professional investment management firm organized as a limited partnership and registered with the SEC under the Investment Advisers Act of 1940. In addition to advising the Funds, FMC provides investment advisory services to individuals, partnerships, trusts, pension and other employee benefit plans, and eleemosynary and other institutions. FMC was founded in 1964. Because of the amount of his direct and indirect ownership of the Adviser's outstanding ownership interests, Mr. David S. Gottesman is deemed to control FMC. As of December 31, 2006, the Adviser had management authority with respect to more than $15 billion in assets. The principal business address of the Adviser is 437 Madison Avenue, New York, New York 10022.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Board. The continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


PORTFOLIO MANAGERS

This section includes information about the Funds' respective portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.


COMPENSATION. The Adviser compensates each portfolio manager for managing the Funds. Each portfolio manager's compensation consists of a fixed annual salary. For 2006, in addition to a fixed salary, Mr. Groveman and Mr. Lefferman received distributions with respect to their ownership interests in the Adviser; Mr. McElroy received a discretionary annual bonus and was also compensated with a percentage of advisory fees received by the Adviser with respect to clients he has introduced into the Funds or other accounts. Mr. McElroy's bonus generally is determined based on the overall performance of the Adviser and the Adviser's assessment of his contributions for the given time period. The portfolio managers' compensation is not linked to any specific factors, such as the Fund's performance or asset level, although the Adviser may consider these factors, among others, when considering the amount of the portfolio managers' compensation.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

------------------------------------------------- -----------------------------------------------------------------------------
                          Name                                                Dollar Range of Fund Shares*
------------------------------------------------- -----------------------------------------------------------------------------
Bernard C. Groveman                                                        $500,001 - $1,000,000 (Select Fund)
                                                                       $100,001 - $500,000 (Strategic Value Fund)
------------------------------------------------- -----------------------------------------------------------------------------
William K. McElroy                                                         $500,001 - $1,000,000 (Select Fund)
                                                                       $100,001 - $500,000 (Strategic Value Fund)
------------------------------------------------- -----------------------------------------------------------------------------
Edward I. Lefferman                                                        $500,001 - $1,000,000 (Select Fund)
                                                                      $500,001 - $1,000,000 (Strategic Value Fund)
------------------------------------------------- -----------------------------------------------------------------------------

*    Valuation date is October 31, 2006.

OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of October 31, 2006.

----------------------------- ----------------------------- ------------------------------ -----------------------------------------
            NAME              OTHER REGISTERED INVESTMENT      OTHER POOLED INVESTMENT                  OTHER ACCOUNTS
                                       COMPANIES                      VEHICLES
----------------------------- ----------------------------- ------------------------------ -----------------------------------------
                                NUMBER OF     TOTAL ASSETS     NUMBER OF     TOTAL ASSETS     NUMBER OF          TOTAL ASSETS
                                 ACCOUNTS                      ACCOUNTS                       ACCOUNTS
----------------------------- --------------- ------------- ---------------- ------------- ---------------- ------------------------
    Bernard C. Groveman             0              $0              0              $0             410            $1,330,000,000
----------------------------- --------------- ------------- ---------------- ------------- ---------------- ------------------------
     William K. McElroy             0              $0              0              $0             150             $110,000,000
----------------------------- --------------- ------------- ---------------- ------------- ---------------- ------------------------
    Edward I. Lefferman             0              $0              0              $0             85              $135,000,000
----------------------------- --------------- ------------- ---------------- ------------- ---------------- ------------------------

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same or similar investment objectives as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical or similar investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could arise as a result of the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades. A portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchases and sales of securities among all accounts over which it has investment management responsibilities are allocated fairly and equitably.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% of the average daily net assets of the Select Fund and 1.00% of the average daily net assets of the Strategic Value Fund. The Adviser has voluntarily agreed to waive a portion of its advisory fee and reimburse the Funds in order to limit total operating expenses of the Select Fund to not more than 1.00% and the Strategic Value Fund to not more than 1.30% of each Fund's average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate its fee waiver at any time. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Funds. For the fiscal years ended October 31, 2004, 2005 and 2006, the Funds paid the Adviser the following advisory fees:

---------------- -------------------------------------- ------------------------------------- --------------------------------------
     FUND                CONTRACTUAL FEES PAID               FEES WAIVED BY THE ADVISER          TOTAL FEES PAID (AFTER WAIVERS)
---------------- -------------------------------------- ------------------------------------- --------------------------------------
                    2004         2005         2006          2004          2005       2006        2004         2005          2006
---------------- ------------ ------------ ------------ -------------- ----------- ---------- ------------ ------------ ------------
Select Fund      $1,894,932   $2,213,702   $2,347,223        $0            $0         $0      $1,894,932   $2,213,702    $2,347,223
---------------- ------------ ------------ ------------ -------------- ----------- ---------- ------------ ------------ ------------
Strategic
Value Fund        $703,975    $1,066,328   $1,655,500        $0            $0         $0       $703,975    $1,066,328    $1,655,500
---------------- ------------ ------------ ------------ -------------- ----------- ---------- ------------ ------------ ------------

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% of the first $350 million in assets, 0.10% of the next $150 million in assets, 0.08% of the next $500 million in assets, 0.06% on assets over $1 billion, and an annual minimum of $75,000 per Fund. For the fiscal years ended October 31, 2004, 2005 and 2006, the Funds paid the Administrator the following fees:

------------------------------------ ----------------------------------------------------------------------------------------------
               FUND                                                     ADMINISTRATION FEES PAID
------------------------------------ ----------------------------------------------------------------------------------------------
                                              2004                         2005                                2006
------------------------------------ ------------------------ ------------------------------- -------------------------------------
Select Fund                                 $355,303                     $383,512                            $338,240
------------------------------------ ------------------------ ------------------------------- -------------------------------------
Strategic Value Fund                        $105,597                     $146,532                            $190,703
------------------------------------ ------------------------ ------------------------------- -------------------------------------


THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

SHAREHOLDER SERVICES PLAN. The Strategic Value Fund has adopted a shareholder servicing plan for shares (the "Service Plan") under which a maximum annual shareholder servicing fee of up to 0.25% of average daily net assets attributable to shares may be paid to the Distributor. Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing the following shareholder services: subaccounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as a profit any difference between the fees it receives and the amount it pays to third parties. The Distributor may utilize any sub-distributor to perform any of the services under the Service Plan.


Services under the Service Plan may include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law.


For each of the fiscal years ended October 31, 2004, 2005 and 2006 the Strategic Value Fund paid $0 pursuant to the Service Plan.


SUB-DISTRIBUTION AGREEMENT. The Distributor has entered into a sub-distribution agreement with the Adviser pursuant to which the Adviser, a registered broker-dealer, may distribute shares of the Select Fund and the Strategic Value Fund. In connection with such sub-distribution activities, the Adviser may compensate its registered representatives, and such compensation may be more or less than the compensation registered representatives receive in connection with the distribution of shares of other registered investment companies. Any such compensation is paid by the Adviser from its revenues; no distribution fees are borne by the Funds or their shareholders.


THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust (the "Transfer Agent").

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302, serves as the Funds' Custodian. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on their report authority as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's additional 39 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


----------------------------- ------------------ -------------------------------- --------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH             PRINCIPAL OCCUPATIONS                OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH               OF TERM               IN PAST 5 YEARS
----------------------------- ------------------ -------------------------------- --------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
Robert Nesher                 Chairman of        SEI employee 1974 - present;     Trustee of The Advisors' Inner Circle Fund
(DOB 08/17/46)                the Board of       currently performs various       II, Bishop Street Funds, SEI Global Master
                              Trustees*          services on behalf of SEI        Fund, plc, SEI Global Assets Fund, plc,
                              (since 1991)       Investments for which Mr.        SEI Global Investments Fund, plc, SEI
                                                 Nesher is compensated.           Investments Global, Limited, SEI
                                                 Executive Vice President of      Opportunity Master Fund, L.P., SEI
                                                 SEI Investments, 1986-1994.      Opportunity Fund, L.P., SEI Asset
                                                 Director and Executive Vice      Allocation Trust, SEI Index Fund, SEI
                                                 President of the Administrator   Daily Income Trust, SEI Institutional
                                                 and the Distributor, 1981 to     International Trust, SEI Institutional
                                                 1994.                            Investments Trust, SEI Institutional
                                                                                  Managed Trust, SEI Liquid Asset Trust and
                                                                                  SEI Tax Exempt Trust.
----------------------------- ------------------ -------------------------------- --------------------------------------------
William M. Doran              Trustee*           Self-Employed Consultant since   Trustee of The Advisors' Inner Circle Fund
(DOB 05/26/40)                (since 1992)       2003.  Partner, Morgan, Lewis    II, Bishop Street Funds, SEI Asset
                                                 & Bockius LLP (law firm) from    Allocation Trust, SEI Daily Income Trust,
                                                 1976 to 2003, counsel to the     SEI Index Fund, SEI Institutional
                                                 Trust, SEI Investments, the      International Trust, SEI Institutional
                                                 Administrator and the            Investments Trust, SEI Institutional
                                                 Distributor. Director of the     Managed Trust, SEI Liquid Asset Trust and
                                                 Distributor since 2003.          SEI Tax Exempt Trust., SEI Investments -
                                                 Director of SEI Investments      Global Fund Services Limited, SEI
                                                 since 1974; Secretary of SEI     Investments Global, Limited, SEI
                                                 Investments since 1978.          Investments (Europe), Limited, SEI
                                                                                  Investments (Asia) Limited, and SEI Asset
                                                                                  Korea Co., Ltd.
----------------------------- ------------------ -------------------------------- --------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
Charles E. Carlbom            Trustee             Self-Employed Business          Trustee of The Advisors' Inner Circle Fund
(DOB 08/20/34)                (since 2005)        Consultant, Business            II, Bishop Street Funds; Board Member,
                                                  Projects Inc. since 1997.       Oregon Transfer Co., and O.T. Logistics,
                                                  Director, Crown Pacific Inc.,   Inc.
                                                  CEO and President, United
                                                  Grocers Inc. from 1997 to
                                                  2000.
----------------------------- ------------------- ------------------------------- --------------------------------------------


                                      S-21


----------------------------- ------------------- ------------------------------- --------------------------------------------
Mitchell A. Johnson           Trustee             Retired.                        Trustee of The Advisors' Inner Circle Fund
(DOB 03/01/42)                (since 2005)                                        II, Bishop Street Funds; Director, Federal
                                                                                  Agricultural Mortgage Corporation; Trustee
                                                                                  of Diversified Investors Portfolio,
                                                                                  The Diversified Investors Fund Group, The
                                                                                  Diversified Investors Fund Group II,
                                                                                  and the Diversified Investors Strategies
                                                                                  Variable Funds.
----------------------------- ------------------- ------------------------------- --------------------------------------------
Betty L. Krikorian            Trustee             Self-Employed Legal and         Trustee of The Advisors' Inner Circle Fund
(DOB 01/23/43)                (since 2005)        Financial Services Consultant   II and Bishop Street Funds.
                                                  since 2003.  State Street
                                                  Bank In-house counsel, 1995 to
                                                  2003.
----------------------------- ------------------- ------------------------------- --------------------------------------------
Eugene B. Peters              Trustee             Private investor from 1987      Trustee of The Advisors' Inner Circle Fund
(DOB 06/03/29)                (since 1993)        to present.  Vice president     II and Bishop Street Funds.
                                                  and Chief Financial Officer,
                                                  Western Company of North
                                                  America (petroleum service
                                                  company), 1980 to 1986.
                                                  President of Gene Peters and
                                                  Associates (import company),
                                                  1978 to 1980.  President and
                                                  Chief Executive Officer of
                                                  Jos. Schlitz Brewing Company
                                                  before 1978.
----------------------------- ------------------- ------------------------------- --------------------------------------------
James M. Storey               Trustee             Attorney, Solo Practitioner     Trustee of The Advisors' Inner Circle Fund
(DOB 04/12/31)                (since 1994)        since 1994. Partner, Dechert    II, Bishop Street Funds, Massachusetts
                                                  Price & Rhoads (law firm),      Health and Education Tax-Exempt Trust, SEI
                                                  September 1987 to December      Asset Allocation Trust, SEI Daily Income
                                                  1993.                           Trust, SEI Index Fund, SEI Institutional
                                                                                  International Trust, SEI Institutional
                                                                                  Investments Trust, SEI Institutional
                                                                                  Managed Trust, SEI Liquid Asset Trust and
                                                                                  SEI Tax Exempt Trust, and U.S. Charitable
                                                                                  Gift Trust.
----------------------------- ------------------- ------------------------------- --------------------------------------------
George J. Sullivan, Jr.       Trustee             Chief Executive Officer,        Trustee of The Advisors' Inner Circle Fund
(DOB 11/13/42)                (since 1999)        Newfound Consultants Inc.       II, Bishop Street Funds, SEI Asset
                                                  since April 1997.  General      Allocation Trust, SEI Opportunity Fund,
                                                  Partner, Teton Partners,        SEI Daily Income Trust, SEI Index Fund,
                                                  L.P., June 1991 to December     SEI Institutional International Trust, SEI
                                                  1996; Chief Financial           Institutional Investments Trust, SEI
                                                  Officer, Nobel Partners,        Institutional Managed Trust, SEI Liquid
                                                  L.P., March 1991 to December    Asset Trust, SEI Opportunity Master Fund,
                                                  1996; Treasurer and Clerk,      SEI Tax Exempt Trust, and State Street
                                                  Peak Asset Management, Inc.,    Navigator Securities Lending Trust.
                                                  since 1991.
----------------------------- ------------------- ------------------------------- --------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund, as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

          o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met seven times in the most recently completed fiscal year.


          o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 44 times in the most recently completed fiscal year.

          o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

---------------------- ------------------------------------------------------ ----------------------------------------------------
        NAME                        DOLLAR RANGE OF FUND SHARES                          AGGREGATE DOLLAR RANGE OF SHARES
                                              (FUND)*                                              (ALL FUNDS)*
---------------------- ------------------------------------------------------ ----------------------------------------------------
       Carlbom                                 None                                                    None
---------------------- ------------------------------------------------------ ----------------------------------------------------
        Doran                                  None                                                    None
---------------------- ------------------------------------------------------ ----------------------------------------------------
       Johnson                                 None                                                    None
---------------------- ------------------------------------------------------ ----------------------------------------------------
      Krikorian                                None                                                    None
---------------------- ------------------------------------------------------ ----------------------------------------------------
       Nesher                                  None                                                    None
---------------------- ------------------------------------------------------ ----------------------------------------------------
       Peters                                  None                                                    None
---------------------- ------------------------------------------------------ ----------------------------------------------------
       Storey                                  None                                                    None
---------------------- ------------------------------------------------------ ----------------------------------------------------
      Sullivan                                 None                                                    None
---------------------- ------------------------------------------------------ ----------------------------------------------------

*    Valuation date is December 31, 2006.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

---------------------- --------------------------- --------------------------- -------------------------- -------------------------
        NAME                   AGGREGATE             PENSION OR RETIREMENT         ESTIMATED ANNUAL        TOTAL COMPENSATION FROM
                              COMPENSATION          BENEFITS ACCRUED AS PART   BENEFITS UPON RETIREMENT      THE TRUST AND FUND
                                                        OF FUND EXPENSES                                          COMPLEX*
---------------------- --------------------------- --------------------------- -------------------------- -------------------------
       Carlbom                  $44,914                       n/a                         n/a                      $44,914
---------------------- --------------------------- --------------------------- -------------------------- -------------------------
        Doran                      $0                         n/a                         n/a                         $0
---------------------- --------------------------- --------------------------- -------------------------- -------------------------
       Johnson                  $44,914                       n/a                         n/a                      $44,914
---------------------- --------------------------- --------------------------- -------------------------- -------------------------
      Krikorian                 $44,914                       n/a                         n/a                      $44,914
---------------------- --------------------------- --------------------------- -------------------------- -------------------------
       Nesher                      $0                         n/a                         n/a                         $0
---------------------- --------------------------- --------------------------- -------------------------- -------------------------
       Peters                   $44,914                       n/a                         n/a                      $44,914
---------------------- --------------------------- --------------------------- -------------------------- -------------------------
       Storey                   $44,914                       n/a                         n/a                      $44,914
---------------------- --------------------------- --------------------------- -------------------------- -------------------------
      Sullivan                  $44,914                       n/a                         n/a                      $44,914
---------------------- --------------------------- --------------------------- -------------------------- -------------------------

* The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

--------------------------- ------------------------- --------------------------------------------------- -------------------------
         NAME AND           POSITION WITH TRUST AND         PRINCIPAL OCCUPATIONS IN PAST 5 YEARS          OTHER DIRECTORSHIPS HELD
      DATE OF BIRTH              LENGTH OF TERM
--------------------------- ------------------------- --------------------------------------------------- -------------------------
James F. Volk                      President          Chief Accounting Officer and Chief Compliance       None.
(DOB 08/28/62)                    (since 2003)        Officer at SEI Investment Manager Services since
                                                      2004.  Senior Operations Officer at SEI
                                                      Investments, Fund Accounting and Administration
                                                      from 1996 to 2004.
--------------------------- ------------------------- --------------------------------------------------- -------------------------

                                      S-24

--------------------------- ------------------------- --------------------------------------------------- -------------------------
Michael Lawson                Controller and Chief    Director, Fund Accounting since July 2005,          None.
(DOB 10/8/60)                  Financial Officer      Manager, Fund Accounting, SEI Investments AVP,
                                  (since 2005)        from April 1995 through July 2005,
                                                      excluding February 1998 through October 1998,
                                                      Assistant Product Manager, Pilgrim Baxter &
                                                      Associates February 1998 through October 1998.
--------------------------- ------------------------- --------------------------------------------------- --------------------------
Russell Emery                   Chief Compliance      Director of Investment Product Management and       None.
(DOB 12/18/62)                Officer (since 2006)    Development, SEI Investments, since February
                                                      2003; Senior Investment Analyst - Equity Team,
                                                      SEI Investments, from March 2000 to February 2003.
--------------------------- ------------------------- --------------------------------------------------- --------------------------
Timothy D. Barto               Vice President and     General Counsel and Secretary of SIMC and the       None.
(DOB 03/28/68)                Assistant Secretary     Administrator since 2004.  Vice President of SIMC
                                  (since 1999)        and the Administrator since 1999.
                                                      Vice President and Assistant Secretary of SEI
                                                      Investments since 2001. Assistant Secretary of
                                                      SIMC, the Administrator and the Distributor and
                                                      Vice President of the Distributor from 1999 to
                                                      2003.
--------------------------- ------------------------- --------------------------------------------------- --------------------------
James Ndiaye                     Vice President       Vice President and Assistant Secretary of SIMC      None.
(DOB 09/11/68)                   and Secretary        since 2005.  Vice President at Deutsche Asset
                                  (since 2004)        Management from 2003 to 2004. Associate at
                                                      Morgan, Lewis & Bockius LLP from 2000 to 2003.
                                                      Assistant Vice President at ING Variable Annuities
                                                      Group from 1999 to 2000.
--------------------------- ------------------------- --------------------------------------------------- --------------------------
Sofia A. Rosala                  Vice President       Vice President and Assistant Secretary of SIMC      None.
(DOB 02/01/74)                   and Assistant        and the Administrator since 2005.  Compliance
                                  Secretary           Officer at SEI Investments from 2001 to
                                 (since 2006)         2004. Account and Product Consultant at SEI
                                                      Private Trust Company from 1998 to 2001.
--------------------------- ------------------------- --------------------------------------------------- --------------------------
Nicole Welch                      AML Officer         Compliance Analyst, TD Waterhouse, 2004.  Senior    None.
(DOB 09/13/77)                    (since 2005)        Compliance Analyst, UBS Financial Services,
                                                      2002-2004.  Knowledge Management Analyst,
                                                      PricewaterhouseCoopers Consulting, 2000-2002.
--------------------------- ------------------------- --------------------------------------------------- --------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all Funds up to the lesser of $250,000 or 1% of the Trust's net assets during any 90 day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in each Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in each Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and for net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC.


SHAREHOLDER TREATMENT. Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.


The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Distributions by each Fund will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. Each Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.


If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


FOREIGN TAXES. Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.


STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in a Fund.


With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.


FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.


In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to that Fund.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

---------------------------- ------------------------------------------------------------------------------------------------------
           FUND                                       AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
---------------------------- ------------------------------------------------------------------------------------------------------
                                          2004                              2005                                 2006
---------------------------- ------------------------------- ------------------------------------ ---------------------------------
Select Fund                             $55,040                           $130,307                             $105,744
---------------------------- ------------------------------- ------------------------------------ ---------------------------------
Strategic Value Fund                    $61,377                            $76,347                             $151,687
---------------------------- ------------------------------- ------------------------------------ ---------------------------------

BROKERAGE SELECTION. The Adviser expects to use its own brokerage facilities for effecting all or substantially all of the Funds' brokerage transactions. In instances where the Adviser determines that one or more brokers (other than itself) is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.


To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize a Fund's commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.


In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2006, the Funds paid no commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the affiliate and such Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Funds paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Adviser, which is dually registered with the SEC as a broker-dealer.

--------------------------- ------------------------------------------------ --------------------------- ---------------------------
                                                                                                             PERCENTAGE OF TOTAL
                                  AGGREGATE DOLLAR AMOUNT OF BROKERAGE          PERCENTAGE OF TOTAL         BROKERAGE TRANSACTIONS
          FUND                   COMMISSIONS PAID TO AFFILIATED BROKERS         BROKERAGE COMMISSIONS         EFFECTED THROUGH
                                                                             PAID TO AFFILIATED BROKERS       AFFILIATED BROKERS
--------------------------- ------------------------------------------------ --------------------------- ---------------------------
                                  2004            2005            2006                  2006                        2006
--------------------------- ----------------- -------------- --------------- --------------------------- ---------------------------
Select Fund                     $45,171         $130,307        $105,744                100%                        100%
--------------------------- ----------------- -------------- --------------- --------------------------- ---------------------------
Strategic Value  Fund           $38,400          $76,347        $151,687                100%                        100%
--------------------------- ----------------- -------------- --------------- --------------------------- ---------------------------

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2006, the FMC Select Fund held debt securities of Credit Suisse First Boston Corporation valued at $1,517,000, debt securities of Citibank valued at $485,000, debt securities of Bear Stearns & Co., Inc. valued at $162,000, debt securities of Morgan Stanley Dean Witter valued at $158,000, and debt securities of Banc of America Investment Services valued at $1,802,000. The FMC Strategic Value Fund did not hold any securities of "regular brokers and dealers."

PORTFOLIO TURNOVER RATE. For the Funds' two most recently completed fiscal years ended October 31, 2005 and 2006, the portfolio turnover rate for each of the Funds was as follows:

------------------------------- ----------------------------------------------------------------------------------------------------
             FUND                                                     PORTFOLIO TURNOVER RATES
------------------------------- ----------------------------------------------------------------------------------------------------
                                                      2005                                               2006
------------------------------- -------------------------------------------------- -------------------------------------------------
Select Fund                                            18%                                                13%
------------------------------- -------------------------------------------------- -------------------------------------------------
Strategic Value Fund                                   13%                                                19%
------------------------------- -------------------------------------------------- -------------------------------------------------

In light of the Adviser's investment objective of long-term capital appreciation, portfolio turnover rates for the Funds have been, and are expected to continue to be, low compared to industry averages.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.


Pursuant to applicable law, the Funds are required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund will disclose a complete or summary schedule of investments (which includes each of the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-877-FMC-4099 (877-362-4099).


In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.


The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information.


With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Funds for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that each Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review each Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling 1-877-FMC-4099 (877-362-4099); and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS


As of February 1, 2007, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds.

FMC SELECT FUND

SHAREHOLDER                         NUMBER OF SHARES           PERCENT
-----------                         ----------------           -------
Pershing LLC                        13,021,414.1930            97.62 %
Attn Mutual Funds
P.O. Box 2052
Jersey City, NJ  07303-2052


FMC STRATEGIC VALUE FUND

SHAREHOLDER                         NUMBER OF SHARES           PERCENT
-----------                         ----------------           -------
Pershing LLC                         8,672,835.6960            93.25 %
Attn Mutual Funds
P.O. Box 2052
Jersey City, NJ  07303-2052


The Funds believe that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

                              APPENDIX A - RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                               FIRST MANHATTAN CO.

                      PROXY VOTING POLICIES AND PROCEDURES

         In response to recent amendments adopted by the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940 (the "Advisers Act") pertaining to an investment adviser's fiduciary obligation to clients who have authorized the adviser to vote their proxies, First Manhattan Co., a registered investment adviser, has adopted the following proxy voting policies and procedures:

1.       INTRODUCTION

         FMC has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interests of clients in accordance with the firm's fiduciary obligations and SEC Rule 206(4)-6 under the Advisers Act. Authority to vote the proxies of our investment advisory clients is provided for by the investment advisory agreements entered into between the firm and its clients; authority to vote the proxies of brokerage customers who have delegated discretion to us is provided for by a Proxy Voting Letter. Our proxy voting guidelines have been tailored to reflect the respective contractual obligations set forth therein. Our proxy voting policies are designed to reflect both SEC requirements applicable to investment advisers and the longstanding fiduciary standards and responsibilities relating to ERISA accounts as set forth in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

2.       STATEMENT OF POLICIES AND PROCEDURES

         Our policies and procedures are designed to ensure that proxy-voting decisions are made in the best interests of our clients. In fulfilling our proxy-voting responsibilities, we recognize the individually-tailored account nature of our investment management business, the multitude and variety of securities held for clients, and the responsibility for investment decisions vested in each portfolio manager for each account under his or her day-to-day supervision. Accordingly, each portfolio manager may determine that the specific circumstances of any or all of such accounts require that their proxies be voted differently from how proxies are voted by such portfolio manager or other firm personnel with respect to their own or other accounts under their supervision.

         We believe that there are no material conflicts between our clients' interests and our own insofar as proxy voting is concerned. In the event a material conflict subsequently arises, the Proxy Committee (described below) will determine how to provide disclosure of such conflict and, if appropriate, how to obtain client consent to the proxy vote.

         LIMITATIONS. There are certain circumstances under which the firm takes a more limited role in voting proxies. The firm's standard investment advisory agreement provides that "[w]e will have the right to vote on all matters pertaining to the securities in your portfolio unless in any instance we advise you to the contrary or you specifically instruct us how to vote, except that you do not authorize us to exercise voting rights with respect to securities of companies having licenses, cable television systems, or daily newspaper properties regulated by the Federal Communications Commission under its multiple ownership rules." In addition, special consideration may be warranted with respect to voting proxies for the following types of accounts:

         A.       Mutual Funds

                  1. We will follow the proxy voting requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940.

                  2. The portfolio managers for the mutual funds to which the firm serves as investment adviser follow the Firm's general proxy procedures in their voting of proxies on behalf of the funds. The actual votes are processed through the custodian bank (U.S. Bank National Association at present).

                  3. Proxies of portfolio companies are voted subject to any applicable investment restrictions of the mutual funds.

                  4. Proxies of portfolio companies are voted in accordance with any resolutions or other instructions approved by authorized persons of the mutual funds.

         B.       ERISA Accounts

                  1. In addition to our standard proxy procedures, we recognize that as an investment advisor we have additional responsibilities for voting ERISA accounts that include: the duty of loyalty, prudence, compliance with the terms of the applicable plan, as well as a duty to avoid prohibited transactions.

                  2. We typically do not hold long term illiquid investments for ERISA accounts. If we were to hold such an investment, we would engage in "active monitoring and communications" with the issuer.

         C.       Trusts

                  1. Portfolio managers with responsibility for trust accounts have to be aware of the various fiduciary duties relating to both the current and residual beneficiaries. Many times their goals are different and their interests may conflict with each other.

                  2. A portfolio manager may vote differently for a trust account than he or she votes for other accounts under his or her supervision.


         CLIENT DIRECTION. If a client requests the firm to vote its proxies in a manner that is different from these policies and procedures, we will honor such a request.

         OVERSIGHT. The firm has designated a Proxy Manager and a Proxy Committee that have responsibility and oversight for the firm's proxy voting process.

         AVAILABILITY OF POLICIES AND PROCEDURES. A client may obtain a copy of our proxy voting policies and procedures by contacting the Proxy Manager or Ms. Cheryl M. Kallem at First Manhattan Co., 437 Madison Avenue, New York, NY 10022, 212-756-3300, or by e-mailing either of them at PROXYMANAGER@FIRSTMANHATTAN.COM or CKALLEM@FIRSTMANHATTAN.COM.

         DISCLOSURE OF VOTE. A client may obtain records on how we voted the client's shares by contacting the Proxy Manager or Ms. Cheryl M. Kallem at First Manhattan Co., 437 Madison Avenue, New York, NY 10022, 212-756-3300, or by e-mailing either of them at PROXYMANAGER@FIRSTMANHATTAN.COM or CKALLEM@FIRSTMANHATTAN.COM. In general, the firm does not disclose to third parties how it voted a client's proxies.

3.       RESPONSIBILITIES AND OVERSIGHT

         DESIGNATION OF RESPONSIBILITY. The firm has designated a Proxy Manager and a Proxy Committee that have responsibility and oversight of the firm's proxy voting process. Gerry Fleites is the Proxy Manager. The Proxy Manager deals directly with third parties to ensure that proxies and related materials are forwarded to portfolio managers and works with portfolio managers to cast votes, resolve issues with the Proxy Committee and compile proxy voting reports. The Proxy Committee is composed of Suzanne Capellini, Gerry Fleites, Cheryl M. Kallem, Lizanne Klatsky, and Neal K. Stearns. The Proxy Committee establishes general proxy voting policies as may be necessary and determines how such policies should be applied to specific proxy votes. The Proxy Manager will arrange for the retention of proxy voting records for as long as may be required by applicable regulation or law.

         DOCUMENTATION. The Proxy Committee will have specific responsibility for the following areas:

                  1. developing, authorizing, implementing and updating the firm's policies and procedures;

                  2.       overseeing the proxy voting process.

4.       PROCEDURES.

         The following procedures are employed to ensure that the firm receives and vote proxies in a timely manner:

         A. OBTAIN PROXY. For all accounts for which we have voting authority (based on Proxy Voting Letters signed by clients), we receive all notifications from the ADP ICS (Investor Communication Services) system. Internally, the Proxy Manager forwards a listing to each RR of all accounts who own a particular security as well as the number of shares, by customer, along with a listing of the corresponding Proxy information, including the ballot proposals.

                  For DVP accounts held by third party custodians, we obtain the voting materials based on information, including the First Manhattan Co. contact, that we have furnished to the custodians.

                  Note: For accounts for which we do not have voting authority, all Proxy information is forwarded directly to the customer by ADP Proxy through their relationship with our clearing broker, Pershing LLC.

         B. MATCH. Each proxy received is matched to the securities to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies within a reasonable time.


         C. CONFLICTS OF INTEREST. The Proxy Manager, in consultation with the firm's General Counsel as necessary, reviews each proxy to assess the extent to which there may be a material conflict between the firm's interests and those of the client.

         D. CONSULTATION WITH ANALYSTS. In cases where there are substantive issues on the ballot, the portfolio manager, after consultation with other portfolio managers and analysts, may sometimes direct the Proxy manager to vote all shares in a particular manner. After any consultation, the Proxy manager votes the proxy in question based on written instruction.

         E. REPORTS. Following the completion of the proxy season in early June, a record of all meetings where we voted against management's recommendation is furnished to the Operating Committee. Records of votes for all meetings are maintained through the ICS system on our internal Proxy computer system.

5.       RECORDKEEPING

         The Proxy Manager shall arrange for the maintenance of records of proxies voted pursuant to Section 204-2 of the Advisers Act.

         A.       CONTENTS. Such records include:

                  1. As required by Rule 204-2(c): (1) a copy of its policies and procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any separate document created by the adviser that was material to making a decision how to vote a particular proxy on behalf of a client and (5) each written client request for proxy voting records and the adviser's written response to any (written or oral) client request for such records.

                  2. For its ERISA accounts, the firm maintains the same records as it does for all accounts for which we have voting authority which supports our documentation in fulfilling our obligations under DOL Bulletin 94-2.

         B. DURATION. Proxy voting books and records are maintained by the firm for as long as may be required by applicable law or regulation. Presently, we maintain all Proxy material for a minimum of six years.

6.       GUIDELINES FOR VOTING

         Historically, the firm has generally voted with management on non-controversial matters such as the unopposed election of Directors and the ratification of outside auditors. However, we exercise special scrutiny, and may not follow management's recommendation, with respect to resolutions pertaining to contested election of Directors or other similar proposals. Subject to the determination by each portfolio manager based on the specific circumstances, in general we expect to vote in favor of the following matters:

         1.       Board nominations in uncontested elections
         2.       Annual election of Board
         3. Ratification of auditors - provided no other material services rendered by auditing firm
         4.       Cumulative voting
         5.       Confidential voting
         6. Share authorizations, provided the increases are for legitimate corporate purposes and reasonable in relation to the overall capitalization structure
         7.       Stock splits, on same basis as above
         8.       Preemptive rights

         9.       Anti-greenmail amendments
         10.      Share repurchase programs
         11. Executive and Director compensation plans, provided they are reasonable in relation to the industry and the performance of the company during the period in question.
         12. Stock option and employee stock ownership programs, provided they are 5% or less of the issued and outstanding shares and are overseen by independent board members taking into account: fair market price at time of grant; no re-pricing provisions; and grants tied to some performance criteria and not top heavily weighted in favor of senior management
         13. Corporate restructuring, including mergers, spin-offs and the asset sales, provided shareholder value is enhanced
         14.      Expensing the costs of stock options.

                       STATEMENT OF ADDITIONAL INFORMATION

                       HAVERFORD QUALITY GROWTH STOCK FUND

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND


                                  MARCH 1, 2007


                               INVESTMENT ADVISER:
                      HAVERFORD INVESTMENT MANAGEMENT, INC.


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Haverford Quality Growth Stock Fund (the "Fund"). This SAI should be read in conjunction with the prospectus dated March 1, 2007. Capitalized terms not defined herein are defined in the prospectus. The financial statements and notes thereto contained in the 2006 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2006 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's prospectuses or Annual Report free of charge by calling the Fund at 1-866-301-7212.


                                TABLE OF CONTENTS


THE TRUST...................................................................S-1
DESCRIPTION OF PERMITTED INVESTMENTS........................................S-2
INVESTMENT LIMITATIONS......................................................S-6
THE ADVISER.................................................................S-8
PORTFOLIO MANAGERS..........................................................S-9
THE ADMINISTRATOR..........................................................S-10
THE DISTRIBUTOR............................................................S-10
THE TRANSFER AGENT.........................................................S-11
THE CUSTODIAN..............................................................S-11
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................S-11
LEGAL COUNSEL..............................................................S-11
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-11
PURCHASING AND REDEEMING SHARES............................................S-16
DETERMINATION OF NET ASSET VALUE...........................................S-16
TAXES......................................................................S-17
FUND TRANSACTIONS..........................................................S-20
PORTFOLIO HOLDINGS.........................................................S-22
DESCRIPTION OF SHARES......................................................S-23
SHAREHOLDER LIABILITY......................................................S-23
LIMITATION OF TRUSTEES' LIABILITY..........................................S-24
PROXY VOTING...............................................................S-24
CODE OF ETHICS.............................................................S-24
5% AND 25% SHAREHOLDERS....................................................S-24
APPENDIX A - RATINGS........................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES...........................B-1


March 1, 2007

HIM-SX-001-0400

THE TRUST


GENERAL. The Fund is an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). Each fund reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.


VOTING RIGHTS. Each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and principal investment strategies are described in the prospectus. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.


HAVERFORD QUALITY GROWTH STOCK FUND. The Fund seeks long-term growth of capital. This goal is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act").


As its principal investment strategy, the Fund invests primarily in common stocks as described in the Prospectus. Consistent with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in common stocks. This non-fundamental policy may be changed by the Trust's Board of Trustees (the "Board") upon at least 60 days' written notice to Fund shareholders.


Although the Fund will normally be as fully invested as practicable in common stocks, as secondary investment strategies and consistent with its investment objective, the Fund may to a lesser extent invest in warrants, rights to purchase common stocks, debt securities convertible into common stocks and preferred stocks. A portion of the Fund's assets may also be invested in investment grade fixed income securities, cash and money market securities. Investment grade fixed income securities either are debt securities rated in one of the four highest rating categories ("investment grade") by a nationally recognized statistical rating organization (an "NRSRO") or that the Fund's investment adviser, Haverford Investment Management, Inc. (the "Adviser") determines are of comparable quality as determined by the Adviser. The Fund may also make limited use of equity index futures contracts for liquidity purposes. In order to generate additional income, the Fund may lend securities that it owns as well as invest in repurchase agreements.

DESCRIPTION OF PERMITTED INVESTMENTS

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as Standard & Poor's Ratings Service ("S&P") or Moody's Investors Services, Inc. ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.


o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.


o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of closed-end investment companies, exchange traded funds, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which the Fund can invest in securities of other investment companies. The Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission. The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES


In addition to the investment objective of the Fund, the following are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.


The Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The foregoing percentages apply at the time of the purchase of a security.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Fund are non-fundamental and may be changed by the Board of Trustees without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

7. The Fund shall invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

THE ADVISER


GENERAL. Haverford Investment Management, Inc. is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 2004 and is an affiliate of the Haverford Trust Company ("Haverford Trust"). Haverford Trust was founded in 1979 and offers investment management services, trust, estate and private banking services. As of December 31, 2006, the Adviser had approximately $160 million in assets under management.


ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the average daily net assets of the Fund. For the fiscal period June 30, 2004 through October 31, 2004 and for the fiscal years ended October 31, 2005 and 2006, the Fund paid the Adviser the following advisory fees:

--------------------------------------------- ---------------------------------------------------- ---------------------------------
                                                                                                            TOTAL FEES PAID
           CONTRACTUAL FEES PAID                          FEES WAIVED BY THE ADVISER(1)                     (AFTER WAIVERS)
----------------- ------------- ------------- ------------------ --------------- ----------------- -------------- ---------- -------
   6/30/04 TO                                    6/30/04 TO                                         6/30/04 TO
    10/31/04          2005          2006          10/31/04            2005             2006          10/31/04       2005      2006
----------------- ------------- ------------- ------------------ --------------- ----------------- -------------- ---------- -------
     $4,061         $110,676      $112,756         $4,061           $110,676         $112,756           $0           $0        $0
----------------- ------------- ------------- ------------------ --------------- ----------------- -------------- ---------- -------

(1) For the fiscal years ended October 31, 2004, 2005 and 2006 the Adviser also reimbursed fees of $84,571, $91,359 and $76,519, respectively, to maintain the stated expense cap under its contractual fee waiver agreement with the Fund.

PORTFOLIO MANAGERS


This section includes information about the Fund's portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and how they are compensated.


COMPENSATION. Haverford Trust Company compensates the Fund's portfolio managers for their management of the Fund. The portfolio managers' compensation consists of salary. The portfolio managers' overall compensation is designed to be competitive with similar investment advisers and to compensate the portfolio managers for their contributions to the Adviser and its investment products. Compensation is not based upon Fund or account performance, but is based on quantitative and qualitative factors. These may include the Adviser's and its parent's profitability, investment ideas, teamwork, leadership and overall contributions.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of the portfolio managers' "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.


--------------------------------------------------------- --------------------------------------------------------------------------
NAME                                                                                 DOLLAR RANGE OF FUND SHARES*
--------------------------------------------------------- --------------------------------------------------------------------------
Joseph J. McLaughlin, Jr.                                                            $50,001 - $100,000
--------------------------------------------------------- --------------------------------------------------------------------------
Binney H.C. Wietlisbach                                                              $50,001 - $100,000
--------------------------------------------------------- --------------------------------------------------------------------------
George W. Connell                                                                    $900,001 - $950,000
--------------------------------------------------------- --------------------------------------------------------------------------
Henry B. Smith                                                                       $100,001 - $150,000
--------------------------------------------------------- --------------------------------------------------------------------------
Jason D. Pride                                                                          $1 - $10,000
--------------------------------------------------------- --------------------------------------------------------------------------

*    Valuation date is October 31, 2006.

OTHER ACCOUNTS. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of October 31, 2006.

-------------------------- --------------------------------- --------------------------------- -------------------------------------

                           REGISTERED INVESTMENT COMPANIES   OTHER POOLED INVESTMENT VEHICLES             OTHER ACCOUNTS
-------------------------- ---------------- ---------------- ----------------- --------------- --------------- ---------------------
                              NUMBER OF                         NUMBER OF                        NUMBER OF
NAME                          ACCOUNTS       TOTAL ASSETS        ACCOUNTS       TOTAL ASSETS      ACCOUNTS         TOTAL ASSETS
-------------------------- ---------------- ---------------- ----------------- --------------- --------------- --------------------
Joseph J. McLaughlin, Jr.         1           $14,372,956           0               N/A             269            $457,037,530
-------------------------- ---------------- ---------------- ----------------- --------------- --------------- ---------------------
Binney H.C. Wietlisbach           0               N/A               0               N/A             313            $456,765,174
-------------------------- ---------------- ---------------- ----------------- --------------- --------------- ---------------------
George W. Connell                 0               N/A               0               N/A             289            $610,459,433
-------------------------- ---------------- ---------------- ----------------- --------------- --------------- ---------------------
Henry B. Smith                    0               N/A               0               N/A             197            $390,917,957
-------------------------- ---------------- ---------------- ----------------- --------------- --------------- ---------------------
Jason D. Pride                    0               N/A               0               N/A              47            $355,580,249
-------------------------- ---------------- ---------------- ----------------- --------------- --------------- ---------------------


CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.


ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% of the first $250 million of assets, 0.10% of the next $250 million of assets, 0.08% on assets over $500 million, subject to a minimum annual fee of $100,000. Under the terms of the Administration Agreement, this minimum annual fee will increase by $75,000 per each additional portfolio, and $15,000 for each additional class. Due to this minimum, the annual administration fee the Fund pays will exceed the above percentages at low asset levels. For the fiscal period June 30, 2004 through October 31, 2004 and the fiscal years ended October 31, 2005 and 2006, the Fund paid the following administration fees:

----------------------------------------------- -----------------------------------------------------------------------------
                     FUND                                                        FEES PAID
----------------------------------------------- ---------------------------- ------------------------ -----------------------
                                                           2004                       2005                     2006
----------------------------------------------- ---------------------------- ------------------------ -----------------------
Haverford Quality Growth Stock Fund                       $33,698                   $100,000                 $100,000
----------------------------------------------- ---------------------------- ------------------------ -----------------------


THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE TRANSFER AGENT


DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust (the "Transfer Agent").


THE CUSTODIAN


U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302, serves as the Fund's Custodian. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on their report authority as experts in accounting and auditing.


LEGAL COUNSEL


Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.


TRUSTEES AND OFFICERS OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's additional 40 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.


MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

----------------------------- ------------------ ---------------------------------- ------------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH              PRINCIPAL OCCUPATIONS
       DATE OF BIRTH               OF TERM                IN PAST 5 YEARS                      OTHER DIRECTORSHIPS HELD
----------------------------- ------------------ ---------------------------------- ------------------------------------------------
INTERESTED TRUSTEES
----------------------------- ------------------ ---------------------------------- ------------------------------------------------
Robert Nesher                 Chairman of the    SEI employee 1974 - present;       Trustee of The Advisors' Inner Circle Fund
(DOB 08/17/46)                Board of           currently performs various         II, Bishop Street Funds, SEI Global Master Fund,
                              Trustees*          services on behalf of SEI          plc, SEI Global Assets Fund, plc, SEI Global
                              (since 1991)       Investments for which Mr. Nesher   Investments Fund, plc, SEI Investments Global,
                                                 is compensated. Executive Vice     Limited, SEI Opportunity Master Fund, L.P.,
                                                 President of SEI Investments,      SEI Opportunity Fund, L.P., SEI Asset
                                                 1986-1994.  Director and           Allocation Trust, SEI Index Fund, SEI Daily
                                                 Executive Vice President of the    Income Trust, SEI Institutional International
                                                 Administrator and the              Trust, SEI Institutional Investments Trust,
                                                 Distributor, 1981 to 1994.         SEI Institutional Managed Trust, SEI Liquid
                                                                                    Asset Trust and SEI Tax Exempt Trust.
----------------------------- ------------------ ---------------------------------- ------------------------------------------------
William M. Doran              Trustee*           Self-Employed Consultant since     Trustee of The Advisors' Inner Circle Fund II,
(DOB 05/26/40)                (since 1992)       2003.  Partner, Morgan, Lewis &    Bishop Street Funds, SEI Asset Allocation
                                                 Bockius LLP (law firm) from 1976   Trust, SEI Daily Income Trust, SEI Index Fund,
                                                 to 2003, counsel to the Trust,     SEI Institutional International Trust, SEI
                                                 SEI Investments, the               Institutional Investments Trust, SEI
                                                 Administrator and the              Institutional Managed Trust, SEI Liquid Asset
                                                 Distributor. Director of the       Trust and SEI Tax Exempt Trust., SEI
                                                 Distributor since 2003. Director   Investments - Global Fund Services Limited,
                                                 of SEI Investments since 1974;     SEI Investments Global, Limited, SEI
                                                 Secretary of SEI Investments       Investments (Europe), Limited, SEI Investments
                                                 since 1978.                        (Asia) Limited, and SEI Asset Korea Co., Ltd.
----------------------------- ------------------ ---------------------------------- ------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------- ------------------ ---------------------------------- ------------------------------------------------
Charles E. Carlbom            Trustee            Self-Employed Business             Trustee of The Advisors' Inner Circle Fund II,
(DOB 08/20/34)                (since 2005)       Consultant, Business               Bishop Street Funds; Board Member, Oregon
                                                 Projects Inc. since 1997.          Transfer Co., and O.T. Logistics, Inc.
                                                 Director, Crown Pacific Inc.,
                                                 CEO and President, United
                                                 Grocers Inc. from 1997 to 2000.
----------------------------- ------------------ ---------------------------------- ------------------------------------------------
Mitchell A. Johnson           Trustee            Retired.                           Trustee of The Advisors' Inner Circle Fund II,
(DOB 03/01/42)                (since 2005)                                          Bishop Street Funds; Director, Federal
                                                                                    Agricultural Mortgage Corporation; Trustee of
                                                                                    Diversified Investors Portfolio, The
                                                                                    Diversified Investors Fund Group, The
                                                                                    Diversified Investors Fund Group II, and the
                                                                                    Diversified Investors Strategies Variable
                                                                                    Funds.
----------------------------- ------------------ ---------------------------------- ------------------------------------------------
Betty L. Krikorian            Trustee             Self-Employed Legal and           Trustee of The Advisors' Inner Circle Fund II
(DOB 01/23/43)                (since 2005)       Financial Services Consultant      and Bishop Street Funds.
                                                 since 2003.  State Street Bank
                                                 In-house counsel, 1995 to 2003.
----------------------------- ------------------ ---------------------------------- ------------------------------------------------


----------------------------- ------------------ ---------------------------------- ------------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH              PRINCIPAL OCCUPATIONS
       DATE OF BIRTH               OF TERM                IN PAST 5 YEARS                      OTHER DIRECTORSHIPS HELD
----------------------------- ------------------ ---------------------------------- ------------------------------------------------
INTERESTED TRUSTEES
----------------------------- ------------------ ---------------------------------- ------------------------------------------------
Eugene B. Peters              Trustee             Private investor from 1987 to     Trustee of The Advisors' Inner Circle Fund II
(DOB 06/03/29)                (since 1993)       present.  Vice president and       and Bishop Street Funds.
                                                 Chief Financial Officer,
                                                 Western Company of North
                                                 America (petroleum service
                                                 company), 1980 to 1986.
                                                 President of Gene Peters and
                                                 Associates (import company),
                                                 1978 to 1980. President and
                                                 Chief Executive Officer of Jos.
                                                 Schlitz Brewing Company before
                                                 1978.
----------------------------- ------------------ ---------------------------------- ------------------------------------------------
James M. Storey               Trustee             Attorney, Solo Practitioner       Trustee of The Advisors' Inner Circle Fund II,
(DOB 04/12/31)                (since 1994)       since 1994. Partner, Dechert       Bishop Street Funds, Massachusetts Health and
                                                 Price & Rhoads (law firm),         Education Tax-Exempt Trust, SEI Asset
                                                 September 1987 to December 1993.   Allocation Trust, SEI Daily Income Trust, SEI
                                                                                    Index Fund, SEI Institutional International
                                                                                    Trust, SEI Institutional Investments Trust,
                                                                                    SEI Institutional Managed Trust, SEI Liquid
                                                                                    Asset Trust and SEI Tax Exempt Trust, and U.S.
                                                                                    Charitable Gift Trust.
----------------------------- ------------------ ---------------------------------- ------------------------------------------------
George J. Sullivan, Jr.       Trustee             Chief Executive Officer,          Trustee of The Advisors' Inner Circle Fund II,
(DOB 11/13/42)                (since 1999)       Newfound Consultants Inc. since    Bishop Street Funds, SEI Asset Allocation
                                                 April 1997.  General Partner,      Trust, SEI Opportunity Fund, SEI Daily Income
                                                 Teton Partners, L.P., June 1991    Trust, SEI Index Fund, SEI Institutional
                                                 to December 1996; Chief            International Trust, SEI Institutional
                                                 Financial Officer, Nobel           Investments Trust, SEI Institutional Managed
                                                 Partners, L.P., March 1991 to      Trust, SEI Liquid Asset Trust, SEI Opportunity
                                                 December 1996; Treasurer and       Master Fund, SEI Tax Exempt Trust, and State
                                                 Clerk, Peak Asset Management,      Street Navigator Securities Lending Trust.
                                                 Inc., since 1991.
----------------------------- ------------------ ---------------------------------- ------------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:


o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met seven times in the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 44 times in the most recently completed fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------ --------------------------------------------------------- -------------------------------------------------------
      NAME                       DOLLAR RANGE OF FUND SHARES*                     AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
------------------ --------------------------------------------------------- -------------------------------------------------------
     Carlbom                                 None                                                     None
------------------ --------------------------------------------------------- -------------------------------------------------------
      Doran                                  None                                                     None
------------------ --------------------------------------------------------- -------------------------------------------------------
     Johnson                                 None                                                     None
------------------ --------------------------------------------------------- -------------------------------------------------------
    Krikorian                                None                                                     None
------------------ --------------------------------------------------------- -------------------------------------------------------
     Nesher                                  None                                                     None
------------------ --------------------------------------------------------- -------------------------------------------------------
     Peters                                  None                                                     None
------------------ --------------------------------------------------------- -------------------------------------------------------
     Storey                                  None                                                     None
------------------ --------------------------------------------------------- -------------------------------------------------------
    Sullivan                                 None                                                     None
------------------ --------------------------------------------------------- -------------------------------------------------------

*    Valuation date is December 31, 2006.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


---------------------- --------------------------- --------------------------- -------------------------- --------------------------
                                                     PENSION OR RETIREMENT                                 TOTAL COMPENSATION FROM
                               AGGREGATE            BENEFITS ACCRUED AS PART       ESTIMATED ANNUAL          THE TRUST AND FUND
        NAME                  COMPENSATION              OF FUND EXPENSES       BENEFITS UPON RETIREMENT           COMPLEX*
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
       Carlbom                  $44,914                       n/a                         n/a                      $44,914
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
        Doran                      $0                         n/a                         n/a                         $0
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
       Johnson                  $44,914                       n/a                         n/a                      $44,914
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
      Krikorian                 $44,914                       n/a                         n/a                      $44,914
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
       Nesher                      $0                         n/a                         n/a                         $0
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
       Peters                   $44,914                       n/a                         n/a                      $44,914
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
       Storey                   $44,914                       n/a                         n/a                      $44,914
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
      Sullivan                  $44,914                       n/a                         n/a                      $44,914
---------------------- --------------------------- --------------------------- -------------------------- --------------------------
       Carlbom                  $44,914                       n/a                         n/a                      $44,914
---------------------- --------------------------- --------------------------- -------------------------- --------------------------

*    The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


---------------------------- -------------------------- ------------------------------------------------ ---------------------------
         NAME AND             POSITION WITH TRUST AND
       DATE OF BIRTH              LENGTH OF TERM             PRINCIPAL OCCUPATIONS IN PAST 5 YEARS        OTHER DIRECTORSHIPS HELD
---------------------------- -------------------------- ------------------------------------------------ ---------------------------
James F. Volk                        President          Chief Accounting Officer and Chief Compliance    None.
(DOB 08/28/62)                     (since 2003)         Officer at SEI Investment Manager Services
                                                        since 2004.  Senior Operations Officer at SEI
                                                        Investments, Fund Accounting and
                                                        Administration from 1996 to 2004.
---------------------------- -------------------------- ------------------------------------------------ ---------------------------
Michael Lawson                 Controller and Chief     Director, Fund Accounting since July 2005,       None.
(DOB 10/8/60)                    Financial Officer      Manager, Fund Accounting, SEI Investments AVP,
                                   (since 2005)         from April 1995 through July 2005,
                                                        excluding February 1998 through October 1998,
                                                        Assistant Product Manager, Pilgrim Baxter
                                                        & Associates February 1998 through October 1998.
---------------------------- -------------------------- ------------------------------------------------ ---------------------------
Russell Emery                Chief Compliance Officer   Director of Investment Product Management and    None.
(DOB 12/18/62)                     (since 2006)         Development, SEI Investments, since February
                                                        2003; Senior Investment Analyst - Equity Team,
                                                        SEI Investments, from March 2000 to February
                                                        2003.
---------------------------- -------------------------- ------------------------------------------------ ---------------------------
Timothy D. Barto                Vice President and      General Counsel and Secretary of SIMC and the    None.
(DOB 03/28/68)                  Assistant Secretary     Administrator since 2004.  Vice President of
                                   (since 1999)         SIMC and the Administrator since 1999. Vice
                                                        President and Assistant Secretary of SEI
                                                        Investments since 2001. Assistant Secretary of
                                                        SIMC, the Administrator and the Distributor and
                                                        Vice President of the Distributor from 1999 to
                                                        2003.
---------------------------- -------------------------- ------------------------------------------------ ---------------------------

---------------------------- -------------------------- ------------------------------------------------ ---------------------------
         NAME AND             POSITION WITH TRUST AND
       DATE OF BIRTH              LENGTH OF TERM             PRINCIPAL OCCUPATIONS IN PAST 5 YEARS        OTHER DIRECTORSHIPS HELD
---------------------------- -------------------------- ------------------------------------------------ ---------------------------
James Ndiaye                      Vice President        Vice President and Assistant Secretary of SIMC   None.
(DOB 09/11/68)                     and Secretary        since 2005.  Vice President at Deutsche Asset
                                   (since 2004)         Management from 2003 to 2004. Associate
                                                        at Morgan, Lewis & Bockius LLP from 2000 to
                                                        2003. Assistant Vice President at ING
                                                        Variable Annuities Group from 1999 to 2000.
---------------------------- -------------------------- ------------------------------------------------ ---------------------------
Sofia A. Rosala                   Vice President        Vice President and Assistant Secretary of SIMC   None.
(DOB 02/01/74)                and Assistant Secretary   and the Administrator since 2005. Compliance
                                   (since 2006)         Officer at SEI Investments from 2001 to 2004.
                                                        Account and Product Consultant at SEI Private
                                                        Trust Company from 1998 to 2001.
---------------------------- -------------------------- ------------------------------------------------ ---------------------------
Nicole Welch                        AML Officer         Compliance Analyst, TD Waterhouse, 2004.         None.
(DOB 09/13/77)                     (since 2005)         Senior Compliance Analyst, UBS Financial
                                                        Services, 2002-2004.  Knowledge Management
                                                        Analyst, PricewaterhouseCoopers Consulting,
                                                        2000-2002.
---------------------------- -------------------------- ------------------------------------------------ ---------------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90 day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC

The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT

The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.


Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (E.G., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


FOREIGN TAXES. Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.


STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.


With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.


FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal period June 30, 2004 through October 31, 2004, and for the fiscal years ended October 31, 2005 and 2006, the Fund paid the following commissions on portfolio transactions:

--------------------------------------- --------------------------------------------------------------------------------
                 FUND                                AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
--------------------------------------- --------------------------------------- -------------------- -------------------
                                               6/30/04 THROUGH 10/31/04                2005                 2006
--------------------------------------- --------------------------------------- -------------------- -------------------
Haverford Quality Growth Stock Fund                    $10,340                        $9,255              $13,527
--------------------------------------- --------------------------------------- -------------------- -------------------


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.


From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2006, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

------------------------------ ------------------------------------------- ---------------------------------------------------------
            FUND                    TOTAL DOLLAR AMOUNT OF BROKERAGE       TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING BROKERAGE
                                   COMMISSIONS FOR RESEARCH SERVICES                  COMMISSIONS FOR RESEARCH SERVICES
------------------------------ ------------------------------------------- ---------------------------------------------------------
Haverford Quality Growth
Stock Fund                                        $421                                             $673,608
------------------------------ ------------------------------------------- ---------------------------------------------------------


BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal year ended October 31, 2006, the Fund did not pay brokerage commissions to affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of October 31, 2006, the Fund held equity securities of Citigroup valued at $836,000.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2005 and 2006, the Fund's portfolio turnover rate was as follows:

---------------------------------------------- ---------------------------------------------------------------------
                    FUND                                             PORTFOLIO TURNOVER RATES
---------------------------------------------- ------------------------------------ --------------------------------
                                                              2005                               2006
---------------------------------------------- ------------------------------------ --------------------------------
Haverford Quality Growth Stock Fund                            13%                               48%*
---------------------------------------------- ------------------------------------ --------------------------------

* The portfolio turnover rate increase from 2005 to 2006 is due to significant withdrawal of assets during the year made by a major shareholder in the fund, which forced the fund to liquidate close to $10 million in equity. This one-time event effected turnover.


PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund's Chief Compliance Officer reports quarterly to the Board regarding the operation and administration of such policies and procedures.


Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund will disclose a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-301-7212. These reports are also available, free of charge, on the Adviser's website at www.haverfordfunds.com.


The Adviser's website also provides information about the Fund's complete portfolio holdings, including some or all of the following: security description, ticker, security identification number, price per share, par value, and interest rate updated as of the end of the most recent calendar quarter (I.E., each March 31, June 30, September 30, and December 31). This information on the website is provided at the end of each calendar quarter within 10 days of the quarter end. The information on the Adviser's website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.


The Fund's policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than within 10 days of each calendar quarter end to ratings agencies, consultants and other qualified financial professionals or individuals.


With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund's shares, when issued, are fully paid and non-assessable. The Trust has received a legal opinion to the effect that each Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling 1-866-301-7212; and (ii) on the SEC's website at WWW.SEC.GOV.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS


As of February 1, 2007, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund.

SHAREHOLDER                                          NUMBER OF SHARES            %
-----------                                          ----------------            -
HTC & CO                                                568,859.5540           27.75 %
Attn Trust Operations Department
3 Radnor Corp Ctr., Suite 450
Radnor, PA  19087-4580

FirstNat Co.                                            194,603.7430            9.49 %
P.O. Box 3105
West Chester, PA  19381-3105

MG Trust Company as Agent for  0                        174,236.8440            8.50 %
Frontier Trust Co. as Trustee
Burlington County Orthopedic Speci.
P.O. Box 10699
Fargo, ND  58106-0699

The Fund believes that most of the shares referred to above were held by the persons above in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

                              APPENDIX A - RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                         HAVERFORD INVESTMENT MANAGEMENT

                               PROXY VOTING POLICY

Haverford Investment Management (HIM) considers the power to vote on proposals presented to shareholders through the proxy solicitation process to be an integral part of an investment manager's responsibility. HIM recognizes that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities and that in such situations the right to vote is considered an asset.

To ensure that proxy voting responsibilities are managed effectively, HIM has established a Proxy Voting Committee and partnered with Institutional Shareholder Services (ISS) to assist in the proxy voting process.

The Proxy Voting Committee includes, at a minimum, one or more members of the Investment Selection Committee and the Compliance Officer. The mission of the Committee is to: (1) Adopt and Maintain the Proxy Voting Policy that ensures voting is consistently and solely in the best economic interests of the client;
(2) Monitor the proxy voting service provider, Institutional Shareholder Services (ISS) for independence, vote recommendations and record keeping; (3) Determine and record circumstances whereby HIM votes contrary to the ISS vote recommendation; and (4) Identify and resolve conflicts of interest and determine their materiality.

ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers; plan sponsors, custodians, consultants, and other institutional investors. The services provided to HIM by ISS include in-depth research, voting recommendations (although HIM is not obligated to follow such recommendations), vote execution, and record keeping. ISS also assists HIM in fulfilling its reporting and record keeping obligations required by applicable law.

The ISS Proxy Voting Guidelines and their amendments, which have been adopted by HIM, are attached hereto as Appendix A and Appendix B.

As a standard default, HIM votes along with the independent recommendation of ISS. Should HIM make modifications to the ISS recommended vote, screening is performed to ensure that there are no conflicts of interest. As part of this process, the Committee considers the facts and circumstances surrounding both Business and Personal Relationships between and among the officers and Clients of HIM to determine their materialality.

If an issuer is a client of HIM that accounts for than 5% of HIM's annual revenue, such relationship will be deemed to raise material conflicts of interest with respect to such issuer's proxies. Holdings by officers of HIM in securities of an issuer of less than 2% of such issuer's outstanding securities will not be considered as a material conflict of interest. Personal holdings above 5% will be evaluated on a case-by-case basis. If an executive officer or director of an issuer is closely related to an officer of HIM, such relationship will be evaluated, but will typically be considered a conflict.

In the case of a material conflict of interest, the Committee is mandated to vote along with the vote recommendation of ISS, as an independent third party.

HIM shall maintain all records required by applicable law, including the Policy Guidelines and amendments thereto, written materials relating to vote recommendations differing from that of our third party provider, and proxy vote results.

Upon request, clients can obtain proxy voting records, and more information on the proxy voting policies and procedures. Requests for proxy votes should be directed to our toll free number: 888-995-5995.

                       STATEMENT OF ADDITIONAL INFORMATION

                              HGK EQUITY VALUE FUND
                             HGK MID CAP VALUE FUND

                    SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2007

                               INVESTMENT ADVISER:
                           HGK ASSET MANAGEMENT, INC.


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the HGK Equity Value Fund and the HGK Mid Cap Value Fund (each a "Fund" and collectively, the "Funds"); however, as of the date of this SAI, only shares of the HGK Equity Value Fund are available for purchase. This SAI should be read in conjunction with each Fund's prospectus dated March 1, 2007. Capitalized terms not defined herein are defined in the prospectuses. The financial statements and notes thereto, with respect to the HGK Equity Value Fund, are contained in the 2006 Annual Report to Shareholders and are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2006 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectuses or Annual Report free of charge by calling the Funds at 1-877-DIAL-HGK (342-5445).



                                TABLE OF CONTENTS

THE TRUST .................................................................  S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES ...........  S-1
DESCRIPTION OF PERMITTED INVESTMENTS ......................................  S-2
INVESTMENT LIMITATIONS ....................................................  S-7
THE ADVISER ...............................................................  S-8
PORTFOLIO MANAGERS ........................................................  S-9
THE ADMINISTRATOR ......................................................... S-10
THE DISTRIBUTOR ........................................................... S-11
THE TRANSFER AGENT ........................................................ S-12
THE CUSTODIAN ............................................................. S-12
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................. S-12
LEGAL COUNSEL ............................................................. S-13
TRUSTEES AND OFFICERS OF THE TRUST ........................................ S-13
PURCHASING AND REDEEMING SHARES ........................................... S-17
DETERMINATION OF NET ASSET VALUE .......................................... S-18
TAXES ..................................................................... S-18
FUND TRANSACTIONS ......................................................... S-21
PORTFOLIO HOLDINGS ........................................................ S-23
DESCRIPTION OF SHARES ..................................................... S-24
SHAREHOLDER LIABILITY ..................................................... S-25
LIMITATION OF TRUSTEES' LIABILITY ......................................... S-25
PROXY VOTING .............................................................. S-25
CODE OF ETHICS ............................................................ S-25
5% AND 25% SHAREHOLDERS ................................................... S-25
APPENDIX A - RATINGS ......................................................  A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES .........................  B-1

March 1, 2007
                                                                 HGK-SX-001-0600

THE TRUST

GENERAL. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Funds' respective investment objectives and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, each Fund's prospectus. Each Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

HGK EQUITY VALUE FUND. The HGK Equity Value Fund (the "Equity Value Fund") seeks long-term capital appreciation. This goal is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Equity Value Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act").

As its principal investment strategy, the Equity Value Fund will invest (under normal market conditions) in common stocks and other equity securities of established U.S. companies with large market capitalization (in excess of $5 billion) that the investment adviser, HGK Asset Management, Inc. ("HGK" or the "Adviser") believes possess value characteristics. Other equity securities may include: preferred stocks and convertible securities of domestic companies that are traded on registered exchanges or the over-the-counter market in the United States; U.S. dollar denominated equity securities (including American Depository Receipts ("ADRs") and preferred stocks (including ADRs convertible into common stocks) issued by foreign companies, as well as convertible securities of such companies. Consistent with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Equity Value Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Trust's Board of Trustees (the "Board") upon at least 60 days' written notice to Fund shareholders.

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Although the Equity Value Fund will normally be as fully invested as practicable in equity securities, as secondary investment strategies and consistent with its investment objective, the Fund may to a lesser extent invest in equity securities denominated in foreign currencies (up to 10% of total assets), shares of other investment companies, variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also invest up to 20% of its total assets in cash, cash equivalents or money market securities for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.

HGK MID CAP VALUE FUND. The HGK Mid Cap Value Fund (the "Mid Cap Value Fund") seeks long-term capital appreciation. This goal is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Mid Cap Value Fund will invest at least 80% of its net assets (under normal market conditions) in common stocks and other equity securities of established U.S. companies with medium market capitalization (between $1 billion and $5 billion) that the Adviser believes possess value characteristics. Other equity securities may include: preferred stocks and convertible securities of domestic companies that are traded on registered exchanges or the over-the-counter market in the United States; U.S. dollar denominated equity securities (including ADRs) and preferred stocks (including ADRs convertible into common stocks) issued by foreign companies, as well as convertible securities of such companies. Consistent with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Mid Cap Value Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets, under normal circumstances, in equity securities of medium capitalization companies. This non-fundamental policy may be changed by the Board upon at least 60 days' written notice to Fund shareholders.

Although the Mid Cap Value Fund will normally be as fully invested as practicable in equity securities, as secondary investment strategies and consistent with its investment objective, the Fund may to a lesser extent invest in equity securities denominated in foreign currencies (up to 10% of total assets), shares of other investment companies, variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also invest up to 20% of its total assets in cash, cash equivalents or money market securities for liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100%.



DESCRIPTION OF PERMITTED INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

RESTRICTED AND ILLIQUID SECURITIES. While the Funds do not anticipate doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of its net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to
Section 4(2) of the 1933 Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Ratings Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Funds may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks,

Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SHORT SALES AGAINST THE BOX. The Funds may engage in short sales "against the box." A Fund sells short "against the box" if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. A Fund may sell short "against the box" when the Fund wants to sell the security it owns at a current price, in order to hedge or limit the exposure of the fund's position. A short sale "against the box" is a taxable transaction to a Fund with respect to the securities that are sold short. Short sales against the box are not considered short sales for purposes of the Funds' fundamental limitation. See "Investment Limitations," described below.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of closed-end investment companies, exchange-traded funds, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which a fund can invest in securities of other investment companies. A Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.

SECURITIES DENOMINATED IN FOREIGN CURRENCIES. The value of the Funds' investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Funds may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Funds will segregate or earmark liquid assets with the Custodian in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Funds before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to the investment objective of each Fund, the following are fundamental policies of the Funds and cannot be changed with respect to a Fund without the consent of the holders of a majority of a Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer. This restriction applies to 75% of a Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3.       Acquire more than 10% of the voting securities of any one issuer.

4.       Invest in companies for the purpose of exercising control.

5. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 33 1/3% of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Funds' assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter or such longer period as the Securities and the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings will be repaid before making investments and any interest paid on such borrowings will reduce income.

6. Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into repurchase agreements.

7. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (5) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

8. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts and interests in a pool of securities that are secured by interests in real estate. However, subject to the permitted investments of each Fund, it may invest in municipal securities or other marketable obligations secured by real estate or interests therein.

9. Make short sales of securities, maintain a short position or purchase securities on margin, except that each Fund may obtain short-term credits as necessary for the clearance of security transactions.

10. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

11. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

12. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

13. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 0.5% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 0.5% of such shares or securities together own more than 5% of such shares or securities.

14. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

15. Write or purchase puts, calls, options or combinations thereof or invest in warrants.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Funds are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval:

1. The Equity Value Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Board upon at least 60 days' written notice to Fund shareholders.

2. The Mid Cap Value Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities of medium capitalization companies. This non-fundamental policy may be changed by the Board upon at least 60 days' written notice to Fund shareholders.

Except where otherwise noted, the foregoing percentages, and all other percentage-based policies, will apply at the time of the purchase of a security.

THE ADVISER

GENERAL. HGK Asset Management Inc. is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. HGK was incorporated in 1983 by three principals, Jeffrey T. Harris, Warren A. Greenhouse and Joseph E. Kutzel. The principal business address of the Adviser is Newport Tower, 525 Washington Boulevard, Jersey City, New Jersey, 07310. The Adviser has provided equity, fixed income and balanced fund management of individually structured portfolios since its inception. As of December 31, 2006, HGK's total assets under management were approximately $3.16 billion.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Board. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of each Fund. The Adviser has contractually agreed for a period of one year from the date of the prospectus to waive all or a portion of its fee for each Fund and to reimburse expenses of each Fund in order to limit each Fund's total operating expenses to an annual rate of not more than 1.50% of average daily net assets. The Adviser may renew the contractual fee waiver for subsequent periods. In addition, to the extent a Fund purchases securities of open-end investment companies, the Adviser will waive its advisory fee on that portion of the Fund's assets invested in such securities. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Funds. For the fiscal years ended October 31, 2004, 2005 and 2006, the Funds paid the Adviser the following advisory fees:

-------------- --------------------------------------- --------------------------------------- ------------------------------------
FUND                   CONTRACTUAL FEES PAID           FEES WAIVED BY THE ADVISER(1)           TOTAL FEES PAID (AFTER WAIVERS)
-------------- ------------ ------------ ------------- ------------ ------------- ------------ ------------- ------------ ---------
                  2004         2005          2006         2004          2005         2006          2004         2005         2006
-------------- ------------ ------------ ------------- ------------ ------------- ------------ ------------- ------------ ---------
Equity Value     $92,514     $105,866      $125,452      $92,514      $105,866     $125,452         $0           $0           $0
Fund
-------------- ------------ ------------ ------------- ------------ ------------- ------------ ------------- ------------ ---------
Mid Cap             *            *            *             *            *             *            *             *            *
Value Fund
-------------- ------------ ------------ ------------- ------------ ------------- ------------ ------------- ------------ ---------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

(1) For the fiscal years ended October 31, 2004, 2005 and 2006 the Adviser additionally reimbursed fees of $69,093, $122,463 and $141,470, respectively to maintain the stated expense cap under its contractual fee waiver agreement with the Fund.

PORTFOLIO MANAGERS

This section includes information about each Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates each portfolio manager for his management of the Funds. The portfolio managers' compensation consists of a salary and discretionary bonus. Michael Pendergast is a member of the Adviser's Board of Directors. Due to his management role, Mr. Pendergast's compensation is tied to the overall profitability of the Adviser. Mr. Carlson's compensation is based upon the overall success of the Adviser's Midcap Value product, of which the Mid Cap Fund is a part.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.


----------------------------------------------------- --------------------------------------------------------------------------
NAME                                                                             DOLLAR RANGE OF FUND SHARES*
----------------------------------------------------- --------------------------------------------------------------------------
Michael Pendergast                                                          $50,001 - $100,000 (Equity Value Fund)
                                                                                  None (Mid Cap Value Fund)
----------------------------------------------------- --------------------------------------------------------------------------
Paul B. Carlson                                                             $10,001 - $50,000 (Equity Value Fund)
                                                                                  None (Mid Cap Value Fund)
----------------------------------------------------- --------------------------------------------------------------------------

*    Valuation date is October 31, 2006.

OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of October 31, 2006.

---------------- --------------------------------- -------------------------------- --------------------------------------------
                      REGISTERED INVESTMENT            OTHER POOLED INVESTMENT
                             COMPANIES                        VEHICLES                            OTHER ACCOUNTS
---------------- --------------------------------- -------------------------------- --------------------------------------------
                    NUMBER OF                          NUMBER OF                         NUMBER OF            TOTAL ASSETS
     NAME           ACCOUNTS       TOTAL ASSETS        ACCOUNTS      TOTAL ASSETS        ACCOUNTS            (IN MILLIONS)
---------------- --------------- ----------------- ----------------- -------------- -------------------- -----------------------
Michael                0                $0                0               $0                38                   $1,024
Pendergast
---------------- --------------- ----------------- ----------------- -------------- -------------------- -----------------------
Paul B. Carlson        0                $0                0               $0                22                    $681
---------------- --------------- ----------------- ----------------- -------------- -------------------- -----------------------


CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.18% of the first $250 million of assets, 0.14% of the next $250 million of assets, 0.10% on assets over $500 million, and a minimum of $125,000 per Fund and $15,000 per additional class. Due to this minimum, the annual administration fee each Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2004, 2005 and 2006, the Funds paid the Administrator the following fees:

--------------------------- -------------------------------------------------------------------------------------------------------
           FUND                                                           FEES PAID
--------------------------- -------------------------------------------------------------------------------------------------------
                                         2004                               2005                                2006
--------------------------- ------------------------------- ------------------------------------- ---------------------------------
Equity Value Fund                      $75,000                            $83,357                             $125,002
--------------------------- ------------------------------- ------------------------------------- ---------------------------------
Mid Cap Value Fund                        *                                  *                                   *
--------------------------- ------------------------------- ------------------------------------- ---------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Board and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Board and of the Qualified Trustees.

The Plan provides that the shares of the Funds will pay the Distributor a fee of 0.25% of the average daily net assets of the shares which the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares. The Trust intends to operate the Plan in accordance with its terms and with the NASD rules concerning sales charges.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Funds paid the Distributor the following fees pursuant to the Plan:

------------------------------- ------------------------------------------------------ --------------------------------------------
             FUND                                  12B-1 FEES PAID                       12B-1 FEES RETAINED BY THE DISTRIBUTOR
------------------------------- -------------- ------------------- ------------------- --------------- -------------- -------------
                                    2004              2005                2006              2004           2005           2006
------------------------------- -------------- ------------------- ------------------- --------------- -------------- -------------
Equity Value Fund                  $25,698          $29,544             $34,848              $0             $0             $0
------------------------------- -------------- ------------------- ------------------- --------------- -------------- -------------
Mid Cap Value Fund                    *                *                   *                 *               *             *
------------------------------- -------------- ------------------- ------------------- --------------- -------------- -------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

DEALER REALLOWANCES. The Funds are sold subject to a front-end sales charge as described in the prospectus. Selling dealers are normally reallowed 100% of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of shares. The Mid Cap Value Fund is not currently offered to investors.

----------------------------- ------------------------------------------------------------------------------------------------------
                                                       DEALER REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
                              -------------- ------------------ ------------------- ---------------- ----------------- -------------
            FUND                Less than         $50,000            $100,000          $250,000          $500,000       $1,000,000
                                 $50,000       but less than      but less than      but less than    but less than      and over
                                                 $100,000            $250,000          $500,000         $1,000,000
----------------------------- -------------- ------------------ ------------------- ---------------- ----------------- -------------
     Equity Value Fund            5.50%            4.75%              3.75%              2.75%            2.00%            None
----------------------------- -------------- ------------------ ------------------- ---------------- ----------------- -------------
     Mid Cap Value Fund           5.50%            4.75%              3.75%              2.75%            2.00%            None
----------------------------- -------------- ------------------ ------------------- ---------------- ----------------- -------------

Dealers that are reallowed the entire amount of the sales charge may be deemed to be underwriters within the meaning of the 1933 Act for the purposes of assessing civil liability.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust (the "Transfer Agent").

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302, serves as the Funds' Custodian. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on their report authority as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's additional 39 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


----------------------------- ------------------ -------------------------------- --------------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH             PRINCIPAL OCCUPATIONS                    OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH               OF TERM               IN PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------- ------------------ -------------------------------- --------------------------------------------------
Robert Nesher                 Chairman of the    SEI employee 1974 to present;    Trustee of The Advisors' Inner Circle Fund II,
(DOB 08/17/46)                Board of           currently performs various       Bishop Street Funds, SEI Global Master Fund, plc,
                              Trustees*          services on behalf of SEI        SEI Global Assets Fund, plc, SEI Global
                              (since 1991)       Investments for which Mr.        Investments Fund, plc, SEI Investments Global,
                                                 Nesher is compensated.           Limited, SEI Opportunity Master Fund, L.P., SEI
                                                 Executive Vice President of      Opportunity Fund, L.P., SEI Asset Allocation
                                                 SEI Investments, 1986 to         Trust, SEI Index Fund, SEI Daily Income Trust,
                                                 1994.  Director and Executive    SEI Institutional International Trust, SEI
                                                 Vice President of the            Institutional Investments Trust, SEI
                                                 Administrator and the            Institutional Managed Trust, SEI Liquid Asset
                                                 Distributor, 1981 to 1994.       Trust and SEI Tax Exempt Trust.
----------------------------- ------------------ -------------------------------- --------------------------------------------------
William M. Doran              Trustee*           Self-Employed Consultant since   Trustee of The Advisors' Inner Circle Fund II,
(DOB 05/26/40)                (since 1992)       2003.  Partner, Morgan, Lewis    Bishop Street Funds, SEI Asset Allocation Trust,
                                                 & Bockius LLP (law firm) from    SEI Daily Income Trust, SEI Index Fund, SEI
                                                 1976 to 2003, counsel to the     Institutional International Trust, SEI
                                                 Trust, SEI Investments, the      Institutional Investments Trust, SEI
                                                 Administrator and the            Institutional Managed Trust, SEI Liquid Asset
                                                 Distributor. Director of the     Trust and SEI Tax Exempt Trust., SEI Investments
                                                 Distributor since 2003.          - Global Fund Services Limited, SEI Investments
                                                 Director of SEI Investments      Global, Limited, SEI Investments (Europe),
                                                 since 1974; Secretary of SEI     Limited, SEI Investments (Asia) Limited, and SEI
                                                 Investments since 1978.          Asset Korea Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------



----------------------------- ------------------ -------------------------------- --------------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH             PRINCIPAL OCCUPATIONS                    OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH               OF TERM               IN PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------- ------------------ -------------------------------- --------------------------------------------------
Charles E. Carlbom            Trustee            Self-Employed Business           Trustee of The Advisors' Inner Circle Fund II,
(DOB 08/20/34)                (since 2005)       Consultant, Business             Bishop Street Funds; Board Member, Oregon
                                                 Projects Inc. since 1997.        Transfer Co., and O.T. Logistics, Inc.
                                                                                  Director, Crown Pacific Inc., CEO and President,
                                                                                  United Grocers Inc. from 1997 to 2000.
----------------------------- ------------------ -------------------------------- --------------------------------------------------
Mitchell A. Johnson           Trustee            Retired.                         Trustee of The Advisors' Inner Circle Fund II,
(DOB 03/01/42)                (since 2005)                                        Bishop Street Funds; Director, Federal
                                                                                  Agricultural Mortgage Corporation;
                                                                                  Trustee of Diversified Investors
                                                                                  Portfolio, The Diversified Investors
                                                                                  Fund Group, The Diversified Investors
                                                                                  Fund Group II, and the Diversified
                                                                                  Investors Strategies Variable Funds.

----------------------------- ------------------ -------------------------------- --------------------------------------------------
Betty L. Krikorian            Trustee            Self-Employed Legal and          Trustee of The Advisors' Inner Circle Fund II and
(DOB 01/23/43)                (since 2005)       Financial Services Consultant    Bishop Street Funds.
                                                 since 2003. State Street Bank
                                                 In-house counsel, 1995 to
                                                 2003.
----------------------------- ------------------ -------------------------------- --------------------------------------------------
Eugene B. Peters              Trustee            Private investor from 1987 to    Trustee of The Advisors' Inner Circle Fund II and
(DOB 06/03/29)                (since 1993)       present. Vice president and      Bishop Street Funds.
                                                 Chief Financial Officer,
                                                 Western Company of North
                                                 America (petroleum service
                                                 company), 1980 to 1986.
                                                 President of Gene Peters and
                                                 Associates (import company),
                                                 1978 to 1980. President and
                                                 Chief Executive Officer of
                                                 Jos. Schlitz Brewing Company
                                                 before 1978.
----------------------------- ------------------ -------------------------------- --------------------------------------------------
James M. Storey               Trustee             Attorney, Solo Practitioner     Trustee of The Advisors' Inner Circle Fund II,
(DOB 04/12/31)                (since 1994)       since 1994. Partner, Dechert     Bishop Street Funds, Massachusetts Health and
                                                 Price & Rhoads (law firm),       Education Tax-Exempt Trust, SEI Asset Allocation
                                                 September 1987 to December       Trust, SEI Daily Income Trust, SEI Index Fund,
                                                 1993.                            SEI Institutional International Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid Asset
                                                                                  Trust and SEI Tax Exempt Trust, and U.S.
                                                                                  Charitable Gift Trust.
----------------------------- ------------------ -------------------------------- --------------------------------------------------
George J. Sullivan, Jr.       Trustee             Chief Executive Officer,        Trustee of The Advisors' Inner Circle Fund II,
(DOB 11/13/42)                (since 1999)       Newfound Consultants Inc.        Bishop Street Funds, SEI Asset Allocation Trust,
                                                 since April 1997.  General       SEI Opportunity Fund, SEI Daily Income Trust, SEI
                                                 Partner, Teton Partners, L.P.,   Index Fund, SEI Institutional International
                                                 June 1991 to December 1996;      Trust, SEI Institutional Investments Trust, SEI
                                                 Chief Financial Officer, Nobel   Institutional Managed Trust, SEI Liquid Asset
                                                 Partners, L.P., March 1991 to    Trust, SEI Opportunity Master Fund, SEI Tax
                                                 December 1996; Treasurer and     Exempt Trust, and State Street Navigator
                                                 Clerk, Peak Asset Management,    Securities Lending Trust.
                                                 Inc., since 1991.
----------------------------- ------------------ -------------------------------- --------------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met seven times in the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 44 times in the most recently completed fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


---------------------- ------------------------------------------------------- ---------------------------------------------------
        NAME                        DOLLAR RANGE OF FUND SHARES                          AGGREGATE DOLLAR RANGE OF SHARES
                                              (FUND)*                                              (ALL FUNDS)*
---------------------- ------------------------------------------------------- ---------------------------------------------------
       Carlbom                                  None                                                   None
---------------------- ------------------------------------------------------- ---------------------------------------------------
        Doran                                   None                                                   None
---------------------- ------------------------------------------------------- ---------------------------------------------------
       Johnson                                  None                                                   None
---------------------- ------------------------------------------------------- ---------------------------------------------------
      Krikorian                                 None                                                   None
---------------------- ------------------------------------------------------- ---------------------------------------------------
       Nesher                                   None                                                   None
---------------------- ------------------------------------------------------- ---------------------------------------------------
       Peters                                   None                                                   None
---------------------- ------------------------------------------------------- ---------------------------------------------------
       Storey                                   None                                                   None
---------------------- ------------------------------------------------------- ---------------------------------------------------
      Sullivan                                  None                                                   None
---------------------- ------------------------------------------------------- ---------------------------------------------------

*    Valuation date is December 31, 2006.



BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


---------------------- --------------------------- --------------------------- -------------------------- ---------------------
        NAME                   AGGREGATE             PENSION OR RETIREMENT         ESTIMATED ANNUAL        TOTAL COMPENSATION
                              COMPENSATION          BENEFITS ACCRUED AS PART   BENEFITS UPON RETIREMENT    FROM THE TRUST AND
                                                        OF FUND EXPENSES                                     FUND COMPLEX*
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Carlbom                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
        Doran                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Johnson                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Krikorian                 $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Nesher                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Peters                   $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Storey                   $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Sullivan                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------

*    The Trust is the only investment company in the "Fund Complex."



TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


------------------------- ---------------------------- ----------------------------------------------------- -----------------------
        NAME AND            POSITION WITH TRUST AND           PRINCIPAL OCCUPATIONS IN PAST 5 YEARS            OTHER DIRECTORSHIPS
     DATE OF BIRTH              LENGTH OF TERM                                                                        HELD
------------------------- ---------------------------- ----------------------------------------------------- -----------------------
James F. Volk                      President           Chief Accounting Officer and Chief Compliance         None.
(DOB 08/28/62)                   (since 2003)          Officer at SEI Investment Manager Services since
                                                       2004. Senior Operations Officer at SEI
                                                       Investments, Fund Accounting and
                                                       Administration from 1996 to 2004.
------------------------- ---------------------------- ----------------------------------------------------- -----------------------
Michael Lawson               Controller and Chief      Director, Fund Accounting since July 2005, Manager,   None.
(DOB 10/8/60)                  Financial Officer       Fund Accounting, SEI Investments AVP, from  April
                                 (since 2005)          1995 through July 2005, excluding February 1998
                                                       through October 1998, Assistant Product Manager,
                                                       Pilgrim Baxter & Associates February 1998 through
                                                       October 1998.
------------------------- ---------------------------- ----------------------------------------------------- -----------------------



------------------------- ---------------------------- ----------------------------------------------------- -----------------------
        NAME AND            POSITION WITH TRUST AND           PRINCIPAL OCCUPATIONS IN PAST 5 YEARS            OTHER DIRECTORSHIPS
     DATE OF BIRTH              LENGTH OF TERM                                                                        HELD
------------------------- ---------------------------- ----------------------------------------------------- -----------------------
Russell Emery              Chief Compliance Officer    Director of Investment Product Management and         None.
(DOB 12/18/62)                   (since 2006)          Development, SEI Investments, since February 2003;
                                                       Senior Investment Analyst - Equity Team, SEI
                                                       Investments, from March 2000 to February 2003.
------------------------- ---------------------------- ----------------------------------------------------- -----------------------
Timothy D. Barto              Vice President and       General Counsel and Secretary of SIMC and the         None.
(DOB 03/28/68)            Assistant Secretary (since   Administrator since 2004.  Vice President of SIMC
                                     1999)             and the Administrator since 1999. Vice President
                                                       and Assistant Secretary of SEI Investments since
                                                       2001. Assistant Secretary of SIMC, the Administrator
                                                       and the Distributor and Vice President of the
                                                       Distributor from 1999 to 2003.
------------------------- ---------------------------- ----------------------------------------------------- -----------------------
James Ndiaye                    Vice President         Vice President and Assistant Secretary of SIMC        None.
(DOB 09/11/68)                   and Secretary         since 2005.  Vice President at Deutsche Asset
                                 (since 2004)          Management from 2003 to 2004.  Associate at Morgan,
                                                       Lewis & Bockius LLP from 2000 to 2003.  Assistant
                                                       Vice President at ING Variable Annuities Group from
                                                       1999 to 2000.
------------------------- ---------------------------- ----------------------------------------------------- -----------------------
Sofia A. Rosala                 Vice President         Vice President and Assistant Secretary of SIMC and    None.
(DOB 02/01/74)              and Assistant Secretary    the Administrator since 2005.  Compliance Officer
                                 (since 2006)          at SEI Investments from 2001 to 2004.  Account and
                                                       Product Consultant at SEI Private Trust Company
                                                       from 1998 to 2001.
------------------------- ---------------------------- ----------------------------------------------------- -----------------------
Nicole Welch                      AML Officer          Compliance Analyst, TD Waterhouse, 2004.  Senior      None.
(DOB 09/13/77)                   (since 2005)          Compliance Analyst, UBS Financial Services,
                                                       2002-2004. Knowledge
                                                       Management Analyst,
                                                       PricewaterhouseCoopers
                                                       Consulting, 2000-2002.
------------------------- ---------------------------- ----------------------------------------------------- -----------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from each Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90 day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. Each Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by each Fund will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. Each Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.



FOREIGN TAXES. Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in a Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Funds.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------- --------------------------------------------------------------------------------------------------------
           FUND                                      AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
--------------------------- --------------------------------------------------------------------------------------------------------
                                        2004                              2005                                  2006
--------------------------- ----------------------------- -------------------------------------- -----------------------------------
Equity Value Fund                     $14,895                            $20,050                              $ 21,904
--------------------------- ----------------------------- -------------------------------------- -----------------------------------
Mid Cap Value Fund                       *                                  *                                     *
--------------------------- ----------------------------- -------------------------------------- -----------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2006, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

-------------------------------- --------------------------------------------- -----------------------------------------------------
             FUND                      TOTAL DOLLAR AMOUNT OF BROKERAGE            TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
                                      COMMISSIONS FOR RESEARCH SERVICES             BROKERAGE COMMISSIONS FOR RESEARCH SERVICES
-------------------------------- --------------------------------------------- -----------------------------------------------------
Equity Value Fund                                   $6,145                                          $4,807,426
-------------------------------- --------------------------------------------- -----------------------------------------------------
Mid Cap Value Fund                                    *                                                  *
-------------------------------- --------------------------------------------- -----------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of that Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Funds did not pay brokerage commissions to affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2006, the Equity Value Fund held debt securities of Morgan Stanley Dean Witter valued at $612,000, equity securities of Morgan Stanley Dean Witter valued at $382,000, equity securities of Citigroup valued at $351,000, equity securities of J.P. Morgan Chase Bank valued at $384,000, and equity securities of Banc of America Investment Services valued at $388,000. The Mid Cap Value Fund had not yet commenced operations as of October 31, 2006.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended October 31, 2005 and 2006, the portfolio turnover rate for each of the Funds was as follows:

------------------------- ----------------------------------------------------------------------------------------------------------
          FUND                                                     PORTFOLIO TURNOVER RATES
------------------------- -------------------------------------------------- -------------------------------------------------------
                                                2005                                                  2006
------------------------- -------------------------------------------------- -------------------------------------------------------
Equity Value                                     67%                                                   60%
------------------------- -------------------------------------------------- -------------------------------------------------------
Mid Cap Value                                     *                                                     *
------------------------- -------------------------------------------------- -------------------------------------------------------

*    The Fund had not commenced operations as of the period indicated.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund will disclose a complete or summary schedule of investments (which includes each Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-877-342-5445.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Funds for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that each Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.


PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review each Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling 1-877-DIAL-HGK (342-5445); and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2007, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds.

HGK EQUITY VALUE FUND

SHAREHOLDER                                        NUMBER OF SHARES      PERCENT
----------                                         ----------------      -------
SEI Trust Company Cust                               129,031.1010         9.62%
IRA R/O Johanna M. Vandermark
P.O. Box 7085 Newburgh, NY 12550-0093

Samual Sporn & Joel Laitman TR                       101,063.6740         7.54%
U/A 01/01/1996
Schoengold & Sporn PC Profit Sharing Trust
19 Fulton Street, Suite 406
New York, NY 10038-2124

Karen Vandermark & Jill Vandermark TR                69,985.2300          5.22%
The Vandermark Credit Shelter Trust
U/A 05/18/1999
P.O. Box 7085
Newburgh, NY 12550-0093


HGK MID CAP VALUE FUND*

SHAREHOLDER                                        NUMBER OF SHARES      PERCENT
----------                                         ----------------      -------

N/A


* The HGK Mid Cap Value Fund has not commenced operations as of the period indicated and therefore does not have any persons as record owners of 5% and 25% or more of the shares of the Fund

The Funds believe that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

                              APPENDIX A - RATINGS

DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                           HGK ASSET MANAGEMENT, INC.

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients' accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser's own interests above those of its clients.

These written policies and procedures are designed to reasonably ensure that the adviser votes proxies in the best interest of clients who the adviser has voting authority; and describes how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting.

HGK utilizes the services of an outside proxy firm, ISS, to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues.

The portfolio management area is responsible for deciding what is in the best interest of each particular client when determining how proxies are voted. HGK defines the best interest of the client to mean best economic interest of the shareholders of the company. Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually direct us to vote their proxies in a certain manner.

The portfolio management area is also responsible for monitoring corporate actions, ensuring the notifications from the custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in the portfolio management/accounting system.

PROXY VOTING PROCESS:

When a new account is opened where HGK is responsible for voting proxies, a letter is sent to the custodian informing them that ISS will act as our proxy voting agent for that account. HGK notifies ISS and sends a monthly holdings file on each account which is uploaded into ISS's proprietary software.

ISS is responsible for: notifying HGK in advance of the meeting; providing the appropriate proxies to be voted; and for maintaining records of proxy statements received and votes cast. The compliance officer at HGK is responsible for: maintaining the proxy policies and procedures; obtaining the appropriate guidance from the portfolio manager staff on how to vote; and for determining when a potential conflict of interest exists (see below section). The operations department is responsible for: setting up new accounts; determining which accounts HGK has proxy voting responsibilities for; maintaining documents created that were material to the voting decision; maintaining records of all communications received from clients requesting information on how their proxies were voted and HGK's responses; notifying clients how they can obtain voting records and polices and procedures; and when effective, for implementing appropriate mutual fund proxy voting disclosures.

RESOLVING POTENTIAL CONFLICTS OF INTEREST:

The compliance officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

     o Manages a pension plan, administers employee benefit plans, or provides brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies;

     o Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;
     o Adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

In instances where a potential conflict of interest exists, the compliance officer will obtain client consent before voting. The compliance officer will provide the client with sufficient information regarding the shareholder vote and the adviser's potential conflict so that the client can make an informed decision whether or not to consent.

                       STATEMENT OF ADDITIONAL INFORMATION

                           ICM SMALL COMPANY PORTFOLIO

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND


                                  MARCH 1, 2007


                               INVESTMENT ADVISER:
                     INVESTMENT COUNSELORS OF MARYLAND, LLC


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the ICM Small Company Portfolio (the "Fund"). This SAI should be read in conjunction with the prospectus dated March 1, 2007. Capitalized terms not defined herein are defined in the prospectus. The financial statements and notes thereto contained in the 2006 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2006 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's prospectus or Annual Report free of charge by calling the Fund at 866-234-5426.


                                TABLE OF CONTENTS


THE TRUST...................................................................S-1
DESCRIPTION OF PERMITTED INVESTMENTS........................................S-1
INVESTMENT POLICIES OF THE FUND............................................S-27
INVESTMENT ADVISORY AND OTHER SERVICES.....................................S-29
PORTFOLIO MANAGERS.........................................................S-30
THE ADMINISTRATOR..........................................................S-31
THE DISTRIBUTOR............................................................S-32
TRANSFER AGENT.............................................................S-32
CUSTODIAN..................................................................S-32
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................S-32
LEGAL COUNSEL..............................................................S-33
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-33
PURCHASING AND REDEEMING SHARES............................................S-37
DETERMINATION OF NET ASSET VALUE...........................................S-37
TAXES......................................................................S-38
BROKERAGE ALLOCATION AND OTHER PRACTICES...................................S-41
PORTFOLIO HOLDINGS.........................................................S-44
DESCRIPTION OF SHARES......................................................S-44
SHAREHOLDER LIABILITY......................................................S-45
LIMITATION OF TRUSTEES' LIABILITY..........................................S-45
PROXY VOTING...............................................................S-45
CODES OF ETHICS............................................................S-45
5% AND 25% SHAREHOLDERS....................................................S-46
APPENDIX A - Ratings........................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES...........................B-1


March 1, 2007

ICM-SX-001-0600

THE TRUST

GENERAL. The Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Generally, each fund pays its
(i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

HISTORY OF THE FUND. The ICM Small Company Portfolio is a successor to the UAM Funds, Inc. ICM Small Company Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by Investment Counselors of Maryland, LLC ("ICM" or the "Adviser") using the same investment objective, strategies, policies and restrictions as those used by the Fund. The Predecessor Fund's date of inception was April 19, 1989. The Predecessor Fund dissolved and reorganized into the ICM Small Company Portfolio on June 24, 2002. Substantially, all of the assets of the Predecessor Fund were transferred to its successor in connection with the Fund's commencement of operations on June 24, 2002.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUND USE?


The Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. government securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     o    By the right of the issuer to borrow from the U.S. Treasury;

     o By the discretionary authority of the U.S. government to buy the obligations of the agency; or

     o    By the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC - Freddie Mac is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. Freddie Mac issues Participation Certificates ("PCs") which represent interests in conventional mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.


COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, Freddie Mac, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments.


CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Fund will only invest in a security issued by a commercial bank if the bank:

     o Has total assets of at least $1 billion, or the equivalent in other currencies;

     o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o    INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o    PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can reduce the value of mortgage-backed securities, which may cause your share price to fall. Lower rates may motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o    EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o    CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P, and Fitch, Inc. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Fund may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.


Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to certain risks.


TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.


Futures contracts are traded in the U.S. on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.


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Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o    PURCHASING PUT AND CALL OPTIONS

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

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The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;
     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
     o    Closing it out in the secondary market at its current price.

o    SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
     o A call option on the same security or index with the same or lesser exercise price;
     o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by, among other things:

     o    Entering into a short position in the underlying security;

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     o    Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
     o    Maintaining the entire exercise price in liquid securities.

OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o    COMBINED POSITIONS

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because


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combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).
     o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.
     o    Do not require an initial margin deposit.
     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency


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it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o    EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

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o    INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o    CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

CORRELATION OF PRICES - The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

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Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
     o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and
     o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

     o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
     o    have to purchase or sell the instrument underlying the contract;
     o    not be able to hedge its investments; and
     o    not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;
     o unusual or unforeseen circumstances may interrupt normal operations of an exchange;
     o the facilities of the exchange may not be adequate to handle current trading volume;
     o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or
     o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying


                                      S-15
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security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

o    actual and anticipated changes in interest rates;
o    fiscal and monetary policies; and
o    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

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CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;
     o Factors affecting an entire industry, such as increases in production costs; and
     o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.


INITIAL PUBLIC OFFERINGS ("IPOS") - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.


The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.


MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.


FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Fund can invest in foreign securities in a number of ways:

     o The Fund can invest directly in foreign securities denominated in a foreign currency;
     o The Fund can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and
     o    The Fund can invest in investment funds.


AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.


ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the U.S. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the U.S. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter ("OTC") market located outside of the U.S. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the U.S. Foreign stock markets tend to differ from those in the U.S. in a number of ways.

Foreign stock markets:

     o are generally more volatile than, and not as developed or efficient as, those in the U.S.;

     o    have substantially less volume;

     o trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the U.S.

     o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     o restrictions on transferring securities within the U.S. or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o Offer less protection of property rights than more developed countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

INVESTMENT COMPANIES


The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or the U.S. Securities and Exchange Commission ("SEC") staff interpretations thereunder.

REPURCHASE AGREEMENTS

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

When the Fund enters into a repurchase agreement it will:

     o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED AND ILLIQUID SECURITIES.


While the Fund does not anticipate doing so, it may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933
Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board of Trustees (the "Board"). This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.


SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

     o    Take advantage of an anticipated decline in prices.

     o    Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be taxable event to the Fund.

RESTRICTIONS ON SHORT SALES:

The Fund will not short sell a security if:

     o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

     o The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets.

     o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the

Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUND

FUNDAMENTAL POLICIES


The following are fundamental policies of the Fund. Fundamental policies cannot be changed without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. Unless otherwise noted, the Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing and illiquid securities) and other applicable investment requirements immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.


The Fund will not:

     o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply if the Fund is classified as a non-diversified series of an open-end investment company under the 1940 Act.

     o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time.

     o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

     o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

     o Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

     o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES


In addition to the investment objective of the Fund, the following limitations are non-fundamental, which means the Fund may change them without shareholder approval.


The Fund may:

     o not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 331/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

     o purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     o purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     o    invest in the securities of foreign issuers.

     o purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.

     o invest in illiquid and restricted securities to the extent permitted by applicable law.

The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

     o    write covered call options and may buy and sell put and call options.

     o    enter into repurchase agreements.

     o lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

     o    sell securities short and engage in short sales "against the box."

     o    enter into swap transactions.

Further, the Fund may not change its investment strategy to invest at least 80% of its net assets in companies with small market capitalizations at the time of initial purchase, without 60 days' prior written notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISER. Investment Counselors of Maryland, LLC, a Delaware limited liability company located at 803 Cathedral Street, Baltimore, Maryland 21201, is the Fund's investment adviser. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. As of December 31, 2006, the Adviser had approximately $2.8 billion in assets under management. The Adviser and its predecessor, Investment Counselors of Maryland, Inc. (the "Former Adviser"), have provided investment management services to corporations, foundations, endowments, pensions and profit sharing plans, trusts, estates and other institutions and individuals since 1972. The Adviser is owned in part by the Former Adviser and ICM Management LLC, a company wholly-owned by eight officers of the Adviser who were also officers of the Former Adviser. Old Mutual
(US) Holdings Inc. ("Old Mutual US") through its ownership of the Former Adviser retains an ownership interest in the Adviser.


Old Mutual US is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In September 2000, Old Mutual plc purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual US has acquired or organized more than 50 affiliated firms. Currently, Old Mutual US has a number of affiliates who are SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or funds in the Advisors' Inner Circle Funds Complex. Old Mutual US is a subsidiary of OM Group (UK) Limited which is a subsidiary of Old Mutual plc, a financial services company based in the United Kingdom.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Board. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services, the Fund pays the Adviser a fee calculated at an annual rate of 0.70% of its average daily net assets. For the last three fiscal years, the Fund paid the following in management fees to the Adviser:


---------------------------------------- ------------------------------------------------------------------------------
                 FUND                                                     FEES PAID
---------------------------------------- ---------------------- --------------------------- ---------------------------
                                                 2004                     2005                        2006
---------------------------------------- ---------------------- --------------------------- ---------------------------
ICM Small Company Portfolio                   $8,872,666               $10,230,955                 $10,422,237
---------------------------------------- ---------------------- --------------------------- ---------------------------

PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Fund is managed by a team of portfolio managers who are each responsible for researching investment opportunities for the Fund. Each team member also manages separately managed accounts that share the same investment objective as the Fund and are managed in tandem with the Fund.


Each team member receives an annual salary and discretionary cash bonus from the Adviser. The portfolio managers' compensation is not linked to the Fund's or separate accounts' performance. Instead, bonuses are determined based on the Adviser's overall profitability, which may relate to the Fund and/or separate accounts' asset levels, as well as other factors. These factors may include a team member's investment ideas and strategies, and overall contribution to the success of the Adviser and its investment products. In addition to salary and bonuses, three of the Fund's team members (Mssrs. Heaphy, McDorman and Wooten), are members of ICM Management LLC, which owns a portion of the Adviser. Through these interests, Mssrs. Heaphy, McDorman and Wooten also receive a 1/8 interest of the Adviser's income distributions.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

---------------------------------------------- ---------------------------------------------------------------------------
NAME                                                                      DOLLAR RANGE OF FUND SHARES*
---------------------------------------------- ---------------------------------------------------------------------------
William V. Heaphy                                                              $100,001 - $500,000
---------------------------------------------- ---------------------------------------------------------------------------
Robert D. McDorman, Jr.                                                       $500,001 - $1,000,000
---------------------------------------------- ---------------------------------------------------------------------------
Simeon F. Wooten, III                                                          $100,001 - $500,000
---------------------------------------------- ---------------------------------------------------------------------------
Gary Merwitz                                                                      $1 - $10,000
---------------------------------------------- ---------------------------------------------------------------------------
Robert F. Jacapraro                                                               $1 - $10,000
---------------------------------------------- ---------------------------------------------------------------------------

*    Valuation date is October 31, 2006.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. Note that one of the accounts listed below is subject to a performance-based advisory fee. The information below is provided as of October 31, 2006.

------------------ --------------------------- ------------------------------ --------------------------------------------
                     REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                           COMPANIES                     VEHICLES                           OTHER ACCOUNTS
------------------ ------------ -------------- --------------- -------------- ---------------- ---------------------------
                    NUMBER OF                     NUMBER OF                      NUMBER OF
      NAME          ACCOUNTS     TOTAL ASSETS     ACCOUNTS      TOTAL ASSET      ACCOUNTS*            TOTAL ASSETS
------------------ ------------ -------------- --------------- -------------- ---------------- ---------------------------
William V. Heaphy       0           None             0             None             10                $826,500,000
------------------ ------------ -------------- --------------- -------------- ---------------- ---------------------------
Robert D.               0           None             0             None             10                $826,500,000
McDorman, Jr.
------------------ ------------ -------------- --------------- -------------- ---------------- ---------------------------
Simeon F.               0           None             0             None             10                $826,500,000
Wooten, III
------------------ ------------ -------------- --------------- -------------- ---------------- ---------------------------
Robert F.               0           None             0             None             10                $826,500,000
Jacapraro
------------------ ------------ -------------- --------------- -------------- ---------------- ---------------------------
Gary Merwitz            0           None             0             None             10                $826,500,000
------------------ ------------ -------------- --------------- -------------- ---------------- ---------------------------

* Includes one account with assets under management of $418,600,000 that is subject to a performance-based advisory fee.

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separately managed small cap portfolios (the "Small Cap Portfolios"). The Small Cap Portfolios have the same investment objective as the Fund and are managed in tandem with the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, it is also possible that a potential conflict of interest may arise because the portfolio managers manage an account with a performance-based management fee in addition to the Fund and other accounts without a performance-based fee. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in assets, 0.10% for the next $250 million in assets, 0.08% for the next $250 million in assets and 0.04% for all assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Fund as a percentage of average daily net assets. Due to these minimums, the annual administration fee the Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the following administration fees:


--------------------------------------- ------------------------------------------------------------------------------------
FUND                                                                ADMINISTRATION FEES PAID
--------------------------------------- ---------------------- ------------------------------ ------------------------------
                                               2004                       2005                           2006
--------------------------------------- ---------------------- ------------------------------ ------------------------------
ICM Small Company Portfolio                  $957,216                   $909,628                       $920,559
--------------------------------------- ---------------------- ------------------------------ ------------------------------


THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

TRANSFER AGENT


DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri, 64105, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust (the "Transfer Agent").


CUSTODIAN

Union Bank of California, 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian") acts as Custodian for the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700 Philadelphia, PA 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers LLP, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said reports.

LEGAL COUNSEL


Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.


TRUSTEES AND OFFICERS OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's additional 40 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.


MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


----------------------------- ------------------ -------------------------------- ---------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH             PRINCIPAL OCCUPATIONS
       DATE OF BIRTH               OF TERM               IN PAST 5 YEARS                    OTHER DIRECTORSHIPS HELD
----------------------------- ------------------ -------------------------------- ---------------------------------------------
INTERESTED TRUSTEES
----------------------------- ------------------ -------------------------------- ---------------------------------------------
Robert Nesher                 Chairman of the    SEI employee 1974 to present;    Trustee of The Advisors' Inner Circle Fund
(DOB 08/17/46)                Board of           currently performs various       II, Bishop Street Funds, SEI Global Master
                              Trustees*          services on behalf of SEI        Fund, plc, SEI Global Assets Fund, plc, SEI
                              (since 1991)       Investments for which Mr.        Global Investments Fund, plc, SEI
                                                 Nesher is compensated.           Investments Global, Limited, SEI
                                                 Executive Vice President of      Opportunity Master Fund, L.P., SEI
                                                 SEI Investments, 1986 to         Opportunity Fund, L.P., SEI Asset
                                                 1994.  Director and Executive    Allocation Trust, SEI Index Fund, SEI Daily
                                                 Vice President of the            Income Trust, SEI Institutional
                                                 Administrator and the            International Trust, SEI Institutional
                                                 Distributor, 1981 to 1994.       Investments Trust, SEI Institutional
                                                                                  Managed Trust, SEI Liquid Asset Trust and
                                                                                  SEI Tax Exempt Trust.
----------------------------- ------------------ -------------------------------- ---------------------------------------------
William M. Doran              Trustee*           Self-Employed Consultant since   Trustee of The Advisors' Inner Circle Fund
(DOB 05/26/40)                (since 1992)       2003.  Partner, Morgan, Lewis    II, Bishop Street Funds, SEI Asset
                                                 & Bockius LLP (law firm) from    Allocation Trust, SEI Daily Income Trust,
                                                 1976 to 2003, counsel to the     SEI Index Fund, SEI Institutional
                                                 Trust, SEI Investments, the      International Trust, SEI Institutional
                                                 Administrator and the            Investments Trust, SEI Institutional
                                                 Distributor. Director of the     Managed Trust, SEI Liquid Asset Trust and
                                                 Distributor since 2003.          SEI Tax Exempt Trust., SEI Investments -
                                                 Director of SEI Investments      Global Fund Services Limited, SEI
                                                 since 1974; Secretary of SEI     Investments Global, Limited, SEI
                                                 Investments since 1978.          Investments (Europe), Limited, SEI
                                                                                  Investments (Asia) Limited, and SEI Asset
                                                                                  Korea Co., Ltd.
----------------------------- ------------------ -------------------------------- ---------------------------------------------

----------------------------- ------------------ -------------------------------- ---------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH             PRINCIPAL OCCUPATIONS
       DATE OF BIRTH               OF TERM               IN PAST 5 YEARS                    OTHER DIRECTORSHIPS HELD
----------------------------- ------------------ -------------------------------- ---------------------------------------------
INDEPENDENT TRUSTEES
----------------------------- ------------------ -------------------------------- ---------------------------------------------
Charles E. Carlbom            Trustee            Self-Employed Business           Trustee of The Advisors' Inner Circle Fund
(DOB 08/20/34)                (since 2005)       Consultant, Business             II, Bishop Street Funds; Board Member,
                                                 Projects Inc. since 1997.        Oregon Transfer Co., and O.T. Logistics,
                                                 Director, Crown Pacific Inc.,    Inc.
                                                 CEO and President, United
                                                 Grocers Inc. from 1997 to 2000.
----------------------------- ------------------ -------------------------------- ---------------------------------------------
Mitchell A. Johnson           Trustee            Retired.                         Trustee of The Advisors' Inner Circle Fund
(DOB 03/01/42)                (since 2005)                                        II, Bishop Street Funds; Director, Federal
                                                                                  Agricultural Mortgage Corporation; Trustee of
                                                                                  Diversified Investors Portfolio, The Diversified
                                                                                  Investors Fund Group, The Diversified Investors
                                                                                  Fund Group II, and the Diversified Investors
                                                                                  Strategies Variable Funds.
----------------------------- ------------------ -------------------------------- ---------------------------------------------
Betty L. Krikorian            Trustee            Self-Employed Legal and          Trustee of The Advisors' Inner Circle Fund
(DOB 01/23/43)                (since 2005)       Financial Services Consultant    II and Bishop Street Funds.
                                                 since 2003. State Street Bank
                                                 In-house counsel, 1995 to
                                                 2003.
----------------------------- ------------------ -------------------------------- ---------------------------------------------
Eugene B. Peters              Trustee            Private investor from 1987 to    Trustee of The Advisors' Inner Circle Fund
(DOB 06/03/29)                (since 1993)       present.  Vice president and     II and Bishop Street Funds.
                                                 Chief Financial Officer,
                                                 Western Company of North
                                                 America (petroleum service
                                                 company), 1980 to 1986.
                                                 President of Gene Peters and
                                                 Associates (import company),
                                                 1978 to 1980. President and
                                                 Chief Executive Officer of
                                                 Jos. Schlitz Brewing Company
                                                 before 1978.
----------------------------- ------------------ -------------------------------- ---------------------------------------------
James M. Storey               Trustee            Attorney, Solo Practitioner      Trustee of The Advisors' Inner Circle Fund
(DOB 04/12/31)                (since 1994)       since 1994. Partner, Dechert     II, Bishop Street Funds, Massachusetts
                                                 Price & Rhoads (law firm),       Health and Education Tax-Exempt Trust, SEI
                                                 September 1987 to December       Asset Allocation Trust, SEI Daily Income
                                                 1993.                            Trust, SEI Index Fund, SEI Institutional
                                                                                  International Trust, SEI Institutional
                                                                                  Investments Trust, SEI Institutional
                                                                                  Managed Trust, SEI Liquid Asset Trust and
                                                                                  SEI Tax Exempt Trust, and U.S. Charitable
                                                                                  Gift Trust.
----------------------------- ------------------ -------------------------------- ---------------------------------------------
George J. Sullivan, Jr.       Trustee            Chief Executive Officer,         Trustee of The Advisors' Inner Circle Fund
(DOB 11/13/42)                (since 1999)       Newfound Consultants Inc.        II, Bishop Street Funds, SEI Asset
                                                 since April 1997.  General       Allocation Trust, SEI Opportunity Fund, SEI
                                                 Partner, Teton Partners, L.P.,   Daily Income Trust, SEI Index Fund, SEI
                                                 June 1991 to December 1996;      Institutional International Trust, SEI
                                                 Chief Financial Officer, Nobel   Institutional Investments Trust, SEI
                                                 Partners, L.P., March 1991 to    Institutional Managed Trust, SEI Liquid
                                                 December 1996; Treasurer and     Asset Trust, SEI Opportunity Master Fund,
                                                 Clerk, Peak Asset Management,    SEI Tax Exempt Trust, and State Street
                                                 Inc., since 1991.                Navigator Securities Lending Trust.
----------------------------- ------------------ -------------------------------- ---------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:


     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met seven times in the most recently completed fiscal year.

     o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 44 times in the most recently completed fiscal year.

     o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


---------------------- ------------------------------------------------------- -----------------------------------------------
        NAME                        DOLLAR RANGE OF FUND SHARES                       AGGREGATE DOLLAR RANGE OF SHARES
                                              (FUND)*                                           (ALL FUNDS)*
---------------------- ------------------------------------------------------- -----------------------------------------------
       Carlbom                                  None                                                None
---------------------- ------------------------------------------------------- -----------------------------------------------
        Doran                                   None                                                None
---------------------- ------------------------------------------------------- -----------------------------------------------
       Johnson                                  None                                                None
---------------------- ------------------------------------------------------- -----------------------------------------------
      Krikorian                                 None                                                None
---------------------- ------------------------------------------------------- -----------------------------------------------
       Nesher                                   None                                                None
---------------------- ------------------------------------------------------- -----------------------------------------------
       Peters                                   None                                                None
---------------------- ------------------------------------------------------- -----------------------------------------------
       Storey                                   None                                                None
---------------------- ------------------------------------------------------- -----------------------------------------------
      Sullivan                                  None                                                None
---------------------- ------------------------------------------------------- -----------------------------------------------

*    Valuation date is December 31, 2006.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


---------------------- --------------------------- --------------------------- -------------------------- ---------------------
                                                      PENSION OR RETIREMENT                                 TOTAL COMPENSATION
                                 AGGREGATE           BENEFITS ACCRUED AS PART        ESTIMATED ANNUAL       FROM THE TRUST AND
        NAME                   COMPENSATION              OF FUND EXPENSES       BENEFITS UPON RETIREMENT      FUND COMPLEX*
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Carlbom                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
        Doran                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Johnson                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Krikorian                 $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Nesher                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Peters                   $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Storey                   $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Sullivan                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------

*    The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


--------------------------- ------------------------- ------------------------------------------------ ------------------------
         NAME AND           POSITION WITH TRUST AND                                                             OTHER
      DATE OF BIRTH              LENGTH OF TERM            PRINCIPAL OCCUPATIONS IN PAST 5 YEARS         DIRECTORSHIPS HELD
--------------------------- ------------------------- ------------------------------------------------ ------------------------
James F. Volk                      President          Chief Accounting Officer and Chief Compliance    None.
(DOB 08/28/62)                    (since 2003)        Officer at SEI Investment Manager Services
                                                      since 2004.  Senior Operations Officer at SEI
                                                      Investments, Fund Accounting and
                                                      Administration from 1996 to 2004.
--------------------------- ------------------------- ------------------------------------------------ ------------------------
Michael Lawson                Controller and Chief    Director, Fund Accounting since July 2005,       None.
(DOB 10/8/60)                  Financial Officer      Manager, Fund Accounting, SEI Investments AVP,
                                  (since 2005)        from April 1995 through July 2005, excluding
                                                      February 1998 through October 1998, Assistant
                                                      Product Manager, Pilgrim Baxter & Associates
                                                      February 1998 through October 1998.
--------------------------- ------------------------- ------------------------------------------------ ------------------------
Russell Emery                   Chief Compliance      Director of Investment Product Management and    None.
(DOB 12/18/62)                      Officer           Development, SEI Investments, since February
                                  (since 2006)        2003; Senior Investment Analyst - Equity Team,
                                                      SEI Investments, from March 2000 to February
                                                      2003.
--------------------------- ------------------------- ------------------------------------------------ ------------------------
Timothy D. Barto               Vice President and     General Counsel and Secretary of SIMC and the    None.
(DOB 03/28/68)                Assistant Secretary     Administrator since 2004.  Vice President of
                                  (since 1999)        SIMC and the Administrator since 1999.
                                                      Vice President and Assistant Secretary of SEI
                                                      Investments since 2001. Assistant Secretary of
                                                      SIMC, the Administrator and the Distributor and
                                                      Vice President of the Distributor from 1999 to
                                                      2003.
--------------------------- ------------------------- ------------------------------------------------ ------------------------
James Ndiaye                     Vice President       Vice President and Assistant Secretary of SIMC   None.
(DOB 09/11/68)                   and Secretary        since 2005.  Vice President at Deutsche Asset
                                  (since 2004)        Management from 2003 to 2004. Associate at
                                                      Morgan, Lewis & Bockius LLP from 2000 to 2003.
                                                      Assistant Vice President at ING Variable Annuities
                                                      Group from 1999 to 2000.
--------------------------- ------------------------- ------------------------------------------------ ------------------------
Sofia A. Rosala                  Vice President       Vice President and Assistant Secretary of SIMC   None.
(DOB 02/01/74)              and Assistant Secretary   and the Administrator since 2005.  Compliance
                                  (since 2006)        Officer at SEI Investments from 2001 to
                                                      2004. Account and Product Consultant at SEI
                                                      Private Trust Company from 1998 to 2001.
--------------------------- ------------------------- ------------------------------------------------ ------------------------
Nicole Welch                      AML Officer         Compliance Analyst, TD Waterhouse, 2004.         None.
(DOB 09/13/77)                    (since 2005)        Senior Compliance Analyst, UBS Financial
                                                      Services, 2002-2004. Knowledge Management
                                                      Analyst, PricewaterhouseCoopers Consulting,
                                                      2000 to 2002.
--------------------------- ------------------------- ------------------------------------------------ ------------------------

PURCHASING AND REDEEMING SHARES


Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90 day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.


Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


FOREIGN TAXES. Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.


STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.


With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Fund invests will not be considered qualifying income as of September 30, 2006. As a result, the Fund will therefore restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income.


BROKERAGE ALLOCATION AND OTHER PRACTICES


BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases and sales of equity securities that are traded over-the-counter can be handled in two ways. First, the trade may be done on an agency basis, either with a market maker or a broker who does not make a market in the stock being traded. In this case, the broker receives only a commission and does not receive a mark-up or mark-down. Second, on rare occasions, the trade may be done on a principal basis with a market maker. In these instances, the broker does not receive a commission but the trade includes the broker's mark-up or mark-down. The price of securities purchased in initial public offerings or secondary offerings will normally include the underwriters' commission or concession. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession.


In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

---------------------------------------- -------------------------------------------------------------------------------------
                  FUND                                   AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
---------------------------------------- --------------------------- ---------------------------- ----------------------------
                                                     2004                        2005                         2006
---------------------------------------- --------------------------- ---------------------------- ----------------------------
       ICM Small Company Portfolio                $1,332,275                  $1,085,546                   $1,504,491
---------------------------------------- --------------------------- ---------------------------- ----------------------------


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the Trust's most recently completed fiscal year ended October 31, 2006, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

---------------------------------- -------------------------------------------- --------------------------------------------
                                                                                    TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                   TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS INVOLVING BROKERAGE COMMISSIONS FOR RESEARCH
               FUND                         FOR RESEARCH SERVICES                                SERVICES
---------------------------------- -------------------------------------------- --------------------------------------------
ICM Small Company Portfolio                         $1,224,617                                 $639,514,900
---------------------------------- -------------------------------------------- --------------------------------------------


BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund did not pay any commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of October 31, 2006, the Fund did not hold any securities of regular brokers and dealers.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Fund may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Fund's two most recently completed fiscal years ended October 31, 2005 and 2006, the portfolio turnover rate for the Fund was as follows:

---------------------------------------------- -------------------------------------------------------------------------------
                    FUND                                                 PORTFOLIO TURNOVER RATES
---------------------------------------------- --------------------------------------- ---------------------------------------
                                                               2005                                    2006
---------------------------------------------- --------------------------------------- ---------------------------------------
        ICM Small Company Portfolio                             17%                                     21%
---------------------------------------------- --------------------------------------- ---------------------------------------

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund's Chief Compliance Officer reports quarterly to the Board regarding the operation and administration of such policies and procedures.


Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund will disclose a complete or summary schedule of investments (which includes each of the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in the Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 866-234-5426. These reports are also available, free of charge, on the ICM Portfolio's website at www.icmportfolios.com.


The Adviser's website also provides information about the Fund's complete portfolio holdings, including some or all of the following: security description, ticker, security identification number, price per share, par value, and interest rate updated as of the end of the most recent calendar quarter (I.E., each March 31, June 30, September 30, and December 31). This information on the website is provided within 15 days of the end of each calendar quarter. The information on the Adviser's website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, Administrator or Transfer Agent, in connection with their services to the Fund.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that the Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling 866-234-5426; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS


As of February 1, 2007, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Fund.

SHAREHOLDER                                         NUMBER OF SHARES          %
-----------                                         ----------------          -
National Financial Services LLC                      3,733,798.5500         8.82%
For the Exclusive Benefit of Our Customers
200 Liberty Street
Mutual Fund Department, 5th Floor
New York, NY 10281-1003

Fidelity Investment Inst. Operations Co. Inc.        3,584,946.8700         8.46%
For Certain Employee Benefit Plans
100 Magellan Way KW1C
Covington, KY  41015-1999

Charles Schwab & Co Inc                              3,286,380.7770         7.76%
Special Custody Reinvest Account
For Exclusive Benefit of Customers
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Nationwide Trust Co. Cust                            3,261,708.5700         7.70%
U/A 01/01/1998
FBO Southwest Airlines Pilots
Retirement Savings Plan
98 San Jacinto Boulevard, Suite 1100
Austin, TX 78701-4255

WSSC Employees Retirement Plan                       2,665,498.8080         6.29%
14501 Sweitzer Lane, Floor 11
Laurel, MD 20707-5902

The Fund believes that most of the shares referred to above were held by the persons above in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

                              APPENDIX A - RATINGS

MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper- medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

o    Leading market positions in well-established industries.
o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 : Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to non- payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC       An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking portfolio payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples incluobligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of ome kind appears probable. "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.

"DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, I.E., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D        Default. Denotes actual or imminent payment default.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch Inc. does not rate the issuer or issue in question.

"Withdrawn:" A rating is withdrawn when Fitch Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                     INVESTMENT COUNSELORS OF MARYLAND, LLC

                        PROXY VOTING POLICY AND PROCEDURE

      Investment Counselors of Maryland, LLC (ICM) as Advisor to the ICM Small Company Portfolio assumes a fiduciary responsibility to vote proxies in the best interest of the shareholders of the Portfolio. So that it may fulfill these fiduciary responsibilities to the Portfolio and its shareholders, ICM has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of the Portfolio and its shareholders.

PROXY VOTING GUIDELINES AND POLICIES

      ICM acknowledges it has a duty of care that requires it to monitor corporate events and vote proxies of the companies held in the Portfolio. ICM has determined that the best and most efficient way to exercise this duty is to engage the services of a third party proxy advisory and voting service. To that effect, ICM has engaged Institutional Shareholder Services (ISS), a leading company in this field, to provide research on proxy issues and to recommend how ICM should vote on the specific issues contained in the proxies for the companies held in the Portfolio.

      ICM has determined that ISS' Proxy Voting Policies and Guidelines represent a very reasoned approach to the primary goal of enhancing long-term shareholder value and ensuring, as best as possible, that the companies owned by the Portfolio are adhering to leading corporate governance practices. In light of this determination, ICM has adopted these policies and guidelines as its own, and a copy of these policies and guidelines is attached.

      These policies and guidelines are not rigid policy positions and most issues are decided on a case-by-case basis. ICM's experience with ISS' advisory service has demonstrated to ICM that ISS' recommendations are consistent and well reasoned.

CONFLICTS OF INTEREST

      Occasions may arise during the voting process in which the best interest of the Portfolio and its shareholders conflicts with ICM's interests. Conflicts of interest generally include (i) business relationships where ICM has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of ICM has a family member or other personal relationship who is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

      If ICM learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Proxy Committee that identifies; (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and
(iii) procedures to ensure that ICM makes proxy voting decisions based on the best interest of the Portfolio and its shareholders. If ICM determines that a material conflict of interest exists, ICM will disclose the conflict to the Board of Directors (the Board) of the Advisors' Inner Circle Fund or their appointed representatives and vote the proxy as directed by the Board or its representative. ICM also recognizes that ISS itself may encounter potential conflicts of interest which would preclude ISS from issuing vote recommendations and voting the Portfolio's proxies. In those very rare cases, ICM would instruct ISS how to vote those particular proxies.

      ICM believes that by consistently applying our voting policies and guidelines and by informing the Portfolio's shareholders and the managements of companies owned by the Portfolio of those policies, potential conflicts of interest can be minimized.

VOTING PROCESS

      ICM has instructed the Portfolio's custodian to forward or have forwarded the Portfolio's proxy ballots to ISS for voting and record keeping purposes. The Portfolio will have a separate account at ISS so that ISS can identify the proxies being voted on behalf of the Portfolio. ISS is periodically informed of the securities held in the Portfolio so that ISS can match the proxy ballots with the Portfolio holdings.

                       STATEMENT OF ADDITIONAL INFORMATION

                        THE JAPAN SMALLER COMPANIES FUND

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND


                                  MARCH 1, 2007


                               INVESTMENT ADVISER:
                         PROSPECT ASSET MANAGEMENT, INC.


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and The Japan Smaller Companies Fund (the "Fund"). This SAI is incorporated by reference and should be read in conjunction with the prospectus dated March 1, 2007. Capitalized terms not defined herein are defined in the prospectus. The financial statements for the fiscal year ended October 31, 2006, including notes thereto contained in the 2006 Annual Report to Shareholders, are herein incorporated by reference. A copy of the 2006 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's prospectus or Annual Report free of charge by calling the Fund at 1-800-335-2110.


                                TABLE OF CONTENTS


THE TRUST..................................................................S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES.............S-1
DESCRIPTION OF PERMITTED INVESTMENTS.......................................S-2
INVESTMENT LIMITATIONS....................................................S-13
THE ADVISER...............................................................S-14
PORTFOLIO MANAGER.........................................................S-15
THE ADMINISTRATOR.........................................................S-16
THE DISTRIBUTOR...........................................................S-16
THE TRANSFER AGENT........................................................S-17
THE CUSTODIAN.............................................................S-17
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................S-17
LEGAL COUNSEL.............................................................S-17
TRUSTEES AND OFFICERS OF THE TRUST........................................S-17
PURCHASING AND REDEEMING SHARES...........................................S-22
DETERMINATION OF NET ASSET VALUE..........................................S-22
TAXES.....................................................................S-23
FUND TRANSACTIONS.........................................................S-26
PORTFOLIO HOLDINGS........................................................S-28
DESCRIPTION OF SHARES.....................................................S-29
SHAREHOLDER LIABILITY.....................................................S-29
LIMITATION OF TRUSTEES' LIABILITY.........................................S-30
PROXY VOTING..............................................................S-30
CODE OF ETHICS............................................................S-30
5% AND 25% SHAREHOLDERS...................................................S-30
APPENDIX A - RATINGS.......................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES..........................B-1


March 1, 2007

PAM-SX-001-0500

THE TRUST

GENERAL. The Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective and principal investment strategy are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.


THE JAPAN SMALLER COMPANIES FUND. The Fund's investment objective is long-term capital growth. This objective is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"), meaning it may invest in fewer companies than diversified investment companies.

As its principal investment strategy, the Fund will invest in equity securities (common and preferred stocks, warrants and rights to purchase common stocks, and convertible securities) of small Japanese issuers that the Prospect Asset Management, Inc. ("Prospect" or the "Adviser") considers to be best positioned to experience above-average growth and/or become market leaders in their respective fields. There are approximately 3,500 companies traded on the Japanese stock markets with a market capitalization below 300 billion Yen (approximately $2.5 billion U.S. dollars based on current exchange rates). These companies represent approximately 91% of the total number of companies traded in the Japanese markets and 22% of the total market capitalization. The Fund may also invest in other investment companies doing business in Japan. The Fund will purchase securities that its investment adviser believes have strong earnings growth potential and reasonable market valuations relative to the market as a whole and peer companies operating in the same respective industry classifications.


Consistent with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Fund has adopted a "non-fundamental" policy to invest at least

80% of its net assets, under normal circumstances, in equity securities of small market capitalization Japanese companies. This non-fundamental policy may be changed by the Trust's Board of Trustees (the "Board") upon at least 60 days' written notice to Fund shareholders.


As secondary investment strategies and consistent with its investment objective, the Fund may to a lesser extent invest in equity securities (including convertible and preferred stocks) of medium or large capitalization Japanese issuers (market capitalization above 300 billion yen), debt securities issued by the Japanese or U.S. government, its agencies or instrumentalities, debt securities issued by private issuers (if rated in either of the two highest rating categories by one or more nationally recognized statistical ratings organization ("NRSROs") in Japan, American Depositary Receipts ("ADRs"), shares of Japanese real estate investment trusts ("REITs") and shares of investment companies. The Fund may also purchase put and call options, write put options and write covered call options on fixed income and equity securities, enter into futures contracts (including index futures contracts), purchase or write options on futures contracts, engage in currency hedging transactions, and lend its securities and sell securities short.


For liquidity and cash management purposes or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase, the Fund may also invest up to 20% of its total assets in money market instruments, enter into fully collateralized repurchase agreements with counterparties deemed creditworthy by the Adviser or hold cash. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, the Fund may increase this percentage up to 100% of Fund assets.

For a description of each of the Fund's permitted investments, see "Description of Permitted Investments." For a description of NRSRO debt ratings, see "Appendix A - Ratings."

DESCRIPTION OF PERMITTED INVESTMENTS


AMERICAN DEPOSITARY RECEIPTS. ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.


ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

CURRENCY TRANSACTIONS. Although the Fund does not currently expect to engage in currency hedging, currency transactions may be used in order to hedge the value of portfolio holdings denominated in particular currencies, primarily the Japanese yen, against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures and options thereon, exchange listed and over-the-counter ("OTC") options and currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by Standard & Poors Ratings Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"), respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Fund's Adviser.


The Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging"). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund may use Position Hedging when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date its matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers that the Japanese yen is linked to the euro, the Fund holds securities denominated in yen and the Adviser believes that the value of the yen will decline against the U.S. dollar, the Adviser may enter into a contract to sell euros and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will "cover" its position so as not to create a "senior security" as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund generally purchases equity securities traded in Japan on registered exchanges or the OTC market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL CAPITALIZATION ISSUERS. Investing in equity securities of small capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

FOREIGN SECURITIES. Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

The value of the Fund's investments denominated in foreign currencies, primarily the yen for the Fund's Japanese securities, will depend on the relative strengths of those currencies and the U.S. dollar, and the Funds may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.


JAPANESE SECURITIES. The Japanese stock market was established in 1878 as the Tokyo Stock Exchange Company Ltd. The Tokyo Stock Exchange is the largest Japanese exchange with over 1700 companies listed on the First Section and nearly 500 companies listed on the Second Section. The JASDAQ market has over 900 companies listed. The Japanese stock market also includes regional exchanges as Osaka, Nagoya, Sapporo and Fukuoka. Securities are denominated in the official unit of currency, the Japanese yen.


Although some Japanese reporting, accounting and auditing practices are based substantially on U.S. principles, they are not identical to U.S. standards in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. In general, Japanese corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Fueled initially by a strong entrepreneurial bounce-back centered on innovative mass-production techniques within a managed trade regime, and post-1970 by both large scale public works expenditure and an increasing dependency on external demand growth, the Japanese economy transformed itself after World War II into the world's second largest economy. Despite its impressive history, investors face special risks when investing in Japan.

Following the collapse of Japan's asset "bubble" in 1990, the nation drifted between modest growth and recession until lapsing into actual deflation in 1997-1998. This homegrown deflation exacerbated the impact of global slowdowns, and Japan experienced unusually deep recessions in both 1998 and 2002. Much of the blame can be placed on what with hindsight appear to be errors in the area of fiscal and monetary policy - both errors of timidity and inaction and actual mistakes such as the tax increases of 1997 and the interest rate increase of 2000. Both 1998 and 2002 were marked by heightened financial sector instability, so serious as to necessitate bailouts or resolutions of financial institutions by the public sector in both periods.


Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of these positive changes has been overwhelmed from time to time by contractionary domestic policy and/or global recessions. Policies since 2003 have tended to be either expansionary or not sufficiently contractionary to overwhelm basically benign conditions overseas, and economic performance has turned much better. Estimates of Japan's trend growth have gradually been revised upwards, but a significant body of opinion remains skeptical of Japan's long run potential, given well-known problems in the area of public finances and an ageing society, and the lingering aftermath of financial instability.

The legacy of the 1990s problems is most evident in the financial sector. Following taxpayer-funded bailouts, banks, in particular, have made significant progress in disposing of their overhang of bad loans. Bad loan levels remain above the averages for banks operating principally in other G7 countries. In general, financial sector reform has lead to the formation of larger financial conglomerates, which currently appear more stable than their smaller constituent parts. Nonetheless, this new financial structure has not yet been "stress-tested" by a recession. While banks' balance sheets appear cleaner, and conglomeration does represent an effort to diversify revenue streams, earnings power remains more dependent on Commercial and Industrial lending, and more highly influenced by the level of the stock market, than at banks in other G7 countries. Accordingly, to the extent the Fund invests in securities issued or guaranteed by Japanese banks, it will be subject to the risks associated with such banks and the Japanese financial sector generally.


With a small and protected agricultural sector and a poor endowment of mineral wealth, Japan is highly dependent on agricultural, mineral and energy, imports. Consequently, Japan is sensitive to fluctuations in commodity prices and to any interruption in the flow of global trade in such commodities.


While the U.S. is Japan's largest single trading partner, approximately half of Japan's trade is conducted with China and developing nations, most of which are in Southeast Asia. Though the largest economy in Asia (at current exchange rates), external events such as economic difficulties in Japan's neighbors would still raise concerns over both the nation's overall trade position and the profitability of major Japanese exporters. Over the past 10 years, the degree to which Japan's corporate sector has integrated with rest of the region, especially China, has increased. This implies that the political stability of Southeast Asia, together with strategic tensions between Japan and China and the Koreas, represent risks of potential importance to investors in Japan. Furthermore, the good trade relations with the United States currently enjoyed by Japan may not persist. The history of the bilateral relationship is of alternating periods of trade tension and strategic rapprochement. This history of trade tensions has tended to be associated with bouts of sharp appreciation in the external value of the Yen, and equally with periods of sharp depreciation once trade tensions dissolve. The adverse impact on trade resulting from Yen appreciation represents an important economic risk; while the adverse impact on the U.S. dollar (or other currency) value of investments in Japan arising out of Yen depreciation, and the possibility that a weaker currency might be associated with an unforeseen rise in interest rates, represent portfolio risks of some magnitude.

Japanese life expectancy is at the highest end of the G7 spectrum; Japanese birthrates at the lowest. The nation is now entering a period during which problems caused by the transition from a relatively young and growing labour force to a relatively old and falling labour force will become increasingly visible as "baby-boomers" retire. While these problems can easily be overestimated, they do raise questions over the sustainability of the fiscal position in general and in respect of the adequacy of both corporate and public pension provision in particular. The level of public sector indebtedness as a percentage of GDP is at the highest end of the developed country range, while tax receipts as a percentage of GDP remain low. Academic opinion is divided on the question of whether, under the assumption that general economic recovery continues, total tax revenues would rise faster than the average nominal interest paid on Government debt or more slowly. If the nominal interest rate rises faster, then fiscal problems could deepen to a material degree. So far in this recovery, tax revenues have risen faster than expected and faster than interest rates. There is no guarantee that this benign state of affairs will continue.


In the absence of a rising labour input, and in view of the limited scope for rapid additions to capital per worker, the long-term growth rate of the economy is highly dependent on accelerated gains in productivity. Successful deregulation and reform, in so far as they contribute to an acceleration in productivity growth, will be a large factor in determining the pace and scope of recovery.

INVESTMENTS IN JAPANESE REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in the securities of Japanese REITs and Japanese companies principally engaged in the real estate industry. These investments may subject the Fund to the risks associated with the direct ownership of real estate. Japanese equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Japanese mortgage REITs may be affected by the quality of credit extended. In addition to these risks, Japanese REITs are dependent on specialized management skills and some Japanese REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in Japanese REITs. Shareholders in the Fund should realize that by investing in Japanese REITs indirectly through the Fund, they bear not only their proportionate share of the expenses of the Fund but also, indirectly, the management expenses of underlying REITs. Japanese REITs are a relatively new investment product and at an early stage of development in Japan and may be subject to limited liquidity.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission. The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.


When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.


The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option or security on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations as set forth below. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.


RESTRICTED AND ILLIQUID SECURITIES. While the Fund does not anticipate doing so, it may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933 Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.


MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.


SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of closed-end investment companies, exchange-traded funds, unit investment trusts, and open-end investment companies represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which the Fund can invest in securities of other investment companies. The Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.


SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES. Consistent with its investment objective, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale "against the box" is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will segregate or earmark liquid assets with the Custodian in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES


In addition to the investment objective of the Fund, the following are fundamental policies of the Fund that cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.


The Fund may not:


1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

2. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the sale of portfolio securities.

3. Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC.

4. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

5. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

6. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

7. Make loans, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.


The foregoing percentages apply at the time of the purchase of a security.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Fund are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval:

1. The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

2. The Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities of small market capitalization Japanese companies. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' written notice to Fund shareholders.

The foregoing percentages apply at the time of the purchase of a security.

THE ADVISER


GENERAL. Prospect Asset Management, Inc. is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. Prospect was established in 1994 by Curtis Freeze, to specialize in investments in Japanese issuers. Prospect Asset Management, Inc. is a 100% wholly owned subsidiary of Prospect Co. Ltd, a registered real estate and investment advisory firm in Japan. Mr. Freeze, through his controlling interest in Prospect Co. Ltd., owns a controlling interest in Prospect Asset Management, Inc. The Adviser manages a closed-end investment company incorporated in Guernsey, and listed in London, as well as institutional accounts investing in smaller Japanese companies. The Adviser focuses on specific companies rather than broad themes in an effort to uncover undervalued growth opportunities early. The Adviser makes over 800 company related visits each year. As of December 31, 2006, the Adviser had approximately $1.5 billion in assets under management. The principal business address of the Adviser is 6700 Kalanianaole Highway, Suite 122, Honolulu, HI 96825.


ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Board. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to any fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive all or a portion of its fee for the Fund and to reimburse expenses of the Fund in order to limit the Fund's total operating expenses to an annual rate of not more than 2.00% of average daily net assets. The Adviser may renew the contractual fee waiver for subsequent periods. In addition, to the extent the Fund purchases securities of open-end investment companies, the Adviser will waive its advisory fee on that portion of the Fund's assets invested in such securities. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Fund. For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the Adviser the following advisory fees:



--------------------- --------------------------------------- -------------------------- -------------------------------------------
                                                                 FEES WAIVED BY THE
        FUND                  CONTRACTUAL FEES PAID                    ADVISER                 TOTAL FEES PAID (AFTER WAIVERS)
--------------------- ------------ ------------- ------------ -------- ------- --------- ------------- -------------- --------------
                         2004          2005         2006       2004     2005     2006        2004          2005           2006
--------------------- ------------ ------------- ------------ -------- ------- --------- ------------- -------------- --------------
Japan Smaller
Companies Fund         $474,754      $895,803     $602,617      $0       $0      $ 0       $474,754      $895,803       $602,617
--------------------- ------------ ------------- ------------ -------- ------- --------- ------------- -------------- --------------


PORTFOLIO MANAGER

This section includes information about the Fund's portfolio manager, including information about other accounts managed, the dollar range of Fund shares owned and how he is compensated.


COMPENSATION. The Adviser compensates Curtis Freeze, the Fund's portfolio manager, for his management of the Fund. Mr. Freeze's sole compensation consists of salary from the Adviser. Mr. Freeze also receives dividends from his interest in the parent company Prospect Co. Ltd.


FUND SHARES OWNED BY THE PORTFOLIO MANAGER. The following table shows the dollar amount range of the portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

------------------------------------------------------- --------------------------------------------------------------------------
NAME                                                                               DOLLAR RANGE OF FUND SHARES*
------------------------------------------------------- --------------------------------------------------------------------------
Curtis Freeze                                                                           $100,001-$500,000
------------------------------------------------------- --------------------------------------------------------------------------

*    Valuation date is October 31, 2006.

OTHER ACCOUNTS. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as follows. Please note that the management of "Other Pooled Investment Vehicles" includes accounts that are subject to a performance-based advisory fee. The information below is provided as of October 31, 2006.

-------------------- -------------------------------- ------------------------------------ -----------------------------------------
                     REGISTERED INVESTMENT COMPANIES   OTHER POOLED INVESTMENT VEHICLES                 OTHER ACCOUNTS
-------------------- ------------------- ------------ --------------- -------------------- ------------------- ---------------------
                           NUMBER OF       TOTAL         NUMBER OF        TOTAL ASSETS         NUMBER OF           TOTAL ASSETS
       NAME                ACCOUNTS        ASSETS        ACCOUNTS         (BILLIONS)           ACCOUNTS             (MILLIONS)
-------------------- ------------------- ------------ --------------- -------------------- ------------------- ---------------------
   Curtis Freeze             0               $ 0            9                $1.4                  1                  $34.0
-------------------- ------------------- ------------ --------------- -------------------- ------------------- ---------------------


CONFLICTS OF INTERESTS. The portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, it is also possible that a potential conflict of interest may arise because the portfolio manager manages an account with a performance-based management fee in addition to the Fund and other accounts without a performance-based fee. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .15% of the first $250 million of assets, .125% of the next $250 million of assets, .10% on assets over $500 million, and a minimum of $125,000, $90,000 per any additional portfolio and $20,000 per any additional class. Due to this minimum, the annual administration fee the Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the Administrator the following fees:


--------------------------------------- --------------------------------------------------------------------------------------------
                 FUND                                                            FEES PAID
--------------------------------------- --------------------------- ------------------------------ ---------------------------------
                                                   2004                         2005                             2006
--------------------------------------- --------------------------- ------------------------------ ---------------------------------
Japan Smaller Companies Fund                     $125,774                     $134,371                         $ 124,782
--------------------------------------- --------------------------- ------------------------------ ---------------------------------


THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE TRANSFER AGENT


Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101 serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust (the "Transfer Agent").


THE CUSTODIAN

Union Bank of California, 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian") acts as custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act. As foreign custody manager, the Custodian selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on their report authority as experts in accounting and auditing.


LEGAL COUNSEL


Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.


TRUSTEES AND OFFICERS OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's additional 40 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.


MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


----------------------------- ------------------ ------------------------------------- ---------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH               PRINCIPAL OCCUPATIONS
       DATE OF BIRTH               OF TERM                 IN PAST 5 YEARS                       OTHER DIRECTORSHIPS HELD
----------------------------- ------------------ ------------------------------------- ---------------------------------------------
INTERESTED TRUSTEES
----------------------------- ------------------ ------------------------------------- ---------------------------------------------
Robert Nesher                 Chairman of the    SEI employee 1974 to present;         Trustee of The Advisors' Inner Circle Fund
(DOB 08/17/46)                Board of           currently performs various            II, Bishop Street Funds, SEI Global
                              Trustees*          services on behalf of SEI             Master Fund, plc, SEI Global Assets
                              (since 1991)       Investments for which Mr.             Fund, plc, SEI Global Investments Fund,
                                                 Nesher is compensated.                plc, SEI Investments Global, Limited,
                                                 Executive Vice President of SEI       SEI Opportunity Master Fund, L.P., SEI
                                                 Investments, 1986 to 1994.            Opportunity Fund, L.P., SEI Asset
----------------------------- ------------------ ------------------------------------- ---------------------------------------------

----------------------------- ------------------ ------------------------------------- ---------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH               PRINCIPAL OCCUPATIONS
       DATE OF BIRTH               OF TERM                 IN PAST 5 YEARS                       OTHER DIRECTORSHIPS HELD
----------------------------- ------------------ ------------------------------------- ---------------------------------------------
William M. Doran              Trustee*           Self-Employed Consultant since        Trustee of The Advisors' Inner Circle Fund
(DOB 05/26/40)                (since 1992)       2003.  Partner, Morgan, Lewis &       II, Bishop Street Funds, SEI Asset
                                                 Bockius LLP (law firm) from 1976 to   Allocation Trust, SEI Daily Income Trust,
                                                 2003, counsel to the Trust, SEI       SEI Index Fund, SEI Institutional
                                                 Investments, the Administrator and    International Trust, SEI Institutional
                                                 the Distributor. Director of the      Investments Trust, SEI Institutional Managed
                                                 Distributor since 2003. Director of   Trust, SEI Liquid Asset Trust and SEI Tax
                                                 SEI Investments since 1974;           Exempt Trust., SEI Investments - Global Fund
                                                 Secretary of SEI Investments since    Services Limited, SEI Investments Global,
                                                 1978.                                 Limited, SEI Investments (Europe), Limited,
                                                                                       SEI Investments (Asia) Limited, and SEI
                                                                                       Asset Korea Co., Ltd.
----------------------------- ------------------ ------------------------------------- ---------------------------------------------
INDEPENDENT TRUSTEES
----------------------------- ------------------ ------------------------------------- ---------------------------------------------
Charles E. Carlbom            Trustee            Self-Employed Business                Trustee of The Advisors' Inner Circle Fund
(DOB 08/20/34)                (since 2005)       Consultant, Business                  II, Bishop Street Funds; Board Member,
                                                 Projects Inc. since 1997.             Oregon Transfer Co., and O.T. Logistics, Inc.
                                                 Director, Crown Pacific Inc., CEO
                                                 and President, United Grocers Inc.
                                                 from 1997 to 2000.
----------------------------- ------------------ ------------------------------------- ---------------------------------------------
Mitchell A. Johnson           Trustee            Retired.                              Trustee of The Advisors' Inner Circle Fund
(DOB 03/01/42)                (since 2005)                                             II, Bishop Street Funds; Director, Federal
                                                                                       Agricultural Mortgage Corporation; Trustee
                                                                                       of Diversified Investors Portfolio, The
                                                                                       Diversified Investors Fund Group, The
                                                                                       Diversified Investors Fund Group II, and
                                                                                       the Diversified Investors Strategies
                                                                                       Variable Funds.
----------------------------- ------------------ ------------------------------------- ---------------------------------------------
Betty L. Krikorian            Trustee            Self-Employed Legal and Financial     Trustee of The Advisors' Inner Circle Fund
(DOB 01/23/43)                (since 2005)       Services Consultant since 2003.       II and Bishop Street Funds.
                                                 State Street Bank In-house
                                                 counsel, 1995 to 2003.
----------------------------- ------------------ ------------------------------------- ---------------------------------------------
Eugene B. Peters              Trustee             Private investor from 1987 to        Trustee of The Advisors' Inner Circle Fund
(DOB 06/03/29)                (since 1993)       present.  Vice president and Chief    II and Bishop Street Funds.
                                                 Financial Officer, Western
                                                 Company of North America
                                                 (petroleum service company),
                                                 1980 to 1986. President of Gene
                                                 Peters and Associates (import
                                                 company), 1978 to 1980.
                                                 President and Chief Executive
                                                 Officer of Jos. Schlitz Brewing
                                                 Company before 1978.
----------------------------- ------------------ ------------------------------------- ---------------------------------------------

----------------------------- ------------------ ------------------------------------- ---------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH               PRINCIPAL OCCUPATIONS
       DATE OF BIRTH               OF TERM                 IN PAST 5 YEARS                       OTHER DIRECTORSHIPS HELD
----------------------------- ------------------ ------------------------------------- ---------------------------------------------
James M. Storey               Trustee             Attorney, Solo Practitioner since    Trustee of The Advisors' Inner Circle Fund
(DOB 04/12/31)                (since 1994)       1994. Partner, Dechert Price &        II, Bishop Street Funds, Massachusetts
                                                 Rhoads (law firm), September 1987     Health and Education Tax-Exempt Trust, SEI
                                                 to December 1993.                     Asset Allocation Trust, SEI Daily Income
                                                                                       Trust, SEI Index Fund, SEI Institutional
                                                                                       International Trust, SEI Institutional
                                                                                       Investments Trust, SEI Institutional
                                                                                       Managed Trust, SEI Liquid Asset Trust and
                                                                                       SEI Tax Exempt Trust, and U.S. Charitable
                                                                                       Gift Trust.
----------------------------- ------------------ ------------------------------------- ---------------------------------------------
George J. Sullivan, Jr.       Trustee             Chief Executive Officer, Newfound    Trustee of The Advisors' Inner Circle Fund
(DOB 11/13/42)                (since 1999)       Consultants Inc. since April 1997.    II, Bishop Street Funds, SEI Asset
                                                 General Partner, Teton Partners,      Allocation Trust, SEI Opportunity Fund, SEI
                                                 L.P., June 1991 to December 1996;     Daily Income Trust, SEI Index Fund, SEI
                                                 Chief Financial Officer, Nobel        Institutional International Trust, SEI
                                                 Partners, L.P., March 1991 to         Institutional Investments Trust, SEI
                                                 December 1996; Treasurer and Clerk,   Institutional Managed Trust, SEI Liquid
                                                 Peak Asset Management, Inc., since    Asset Trust, SEI Opportunity Master Fund,
                                                 1991.                                 SEI Tax Exempt Trust, and State Street
                                                                                       Navigator Securities Lending Trust.
----------------------------- ------------------ ------------------------------------- ---------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:


o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met seven times in the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, independent Trustee, currently serves as the Board's delegate on the Fair

     Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 44 times in the most recently completed fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed tot he Nominating Committee at the Trust's offices. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

---------------------- ------------------------------------------------------- ----------------------------------------------------
                                    DOLLAR RANGE OF FUND SHARES                         AGGREGATE DOLLAR RANGE OF SHARES
        NAME                                  (FUND)*                                             (ALL FUNDS)*
---------------------- ------------------------------------------------------- ----------------------------------------------------
       Carlbom                                  None                                                  None
---------------------- ------------------------------------------------------- ----------------------------------------------------
        Doran                                   None                                                  None
---------------------- ------------------------------------------------------- ----------------------------------------------------
       Johnson                                  None                                                  None
---------------------- ------------------------------------------------------- ----------------------------------------------------
      Krikorian                                 None                                                  None
---------------------- ------------------------------------------------------- ----------------------------------------------------
       Nesher                                   None                                                  None
---------------------- ------------------------------------------------------- ----------------------------------------------------
       Peters                                   None                                                  None
---------------------- ------------------------------------------------------- ----------------------------------------------------
       Storey                                   None                                                  None
---------------------- ------------------------------------------------------- ----------------------------------------------------
      Sullivan                                  None                                                  None
---------------------- ------------------------------------------------------- ----------------------------------------------------

*    Valuation date is December 31, 2006.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


---------------------- --------------------------- --------------------------- -------------------------- ------------------------
                                                     PENSION OR RETIREMENT                                  TOTAL COMPENSATION
                               AGGREGATE            BENEFITS ACCRUED AS PART       ESTIMATED ANNUAL         FROM THE TRUST AND
        NAME                  COMPENSATION              OF FUND EXPENSES       BENEFITS UPON RETIREMENT        FUND COMPLEX*
---------------------- --------------------------- --------------------------- -------------------------- ------------------------
       Carlbom                  $44,914                       n/a                         n/a                     $44,914
---------------------- --------------------------- --------------------------- -------------------------- ------------------------
        Doran                      $0                         n/a                         n/a                        $0
---------------------- --------------------------- --------------------------- -------------------------- ------------------------
       Johnson                  $44,914                       n/a                         n/a                     $44,914
---------------------- --------------------------- --------------------------- -------------------------- ------------------------
      Krikorian                 $44,914                       n/a                         n/a                     $44,914
---------------------- --------------------------- --------------------------- -------------------------- ------------------------
       Nesher                      $0                         n/a                         n/a                        $0
---------------------- --------------------------- --------------------------- -------------------------- ------------------------
       Peters                   $44,914                       n/a                         n/a                     $44,914
---------------------- --------------------------- --------------------------- -------------------------- ------------------------
       Storey                   $44,914                       n/a                         n/a                     $44,914
---------------------- --------------------------- --------------------------- -------------------------- ------------------------
      Sullivan                  $44,914                       n/a                         n/a                     $44,914
---------------------- --------------------------- --------------------------- -------------------------- ------------------------

*    The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


-------------------------- ------------------------- ------------------------------------------- ---------------------------
        NAME AND           POSITION WITH TRUST AND     PRINCIPAL OCCUPATIONS IN PAST 5 YEARS        OTHER DIRECTORSHIPS
      DATE OF BIRTH             LENGTH OF TERM                                                              HELD
-------------------------- ------------------------- ------------------------------------------- ---------------------------
James F. Volk                     President          Chief Accounting Officer and Chief          None.
(DOB 08/28/62)                   (since 2003)        Compliance Officer at SEI Investment
                                                     Manager Services since
                                                     2004. Senior Operations
                                                     Officer at SEI
                                                     Investments, Fund
                                                     Accounting and
                                                     Administration from
                                                     1996 to 2004.
-------------------------- ------------------------- ------------------------------------------- ---------------------------
Michael Lawson               Controller and Chief    Director, Fund Accounting since July        None.
(DOB 10/8/60)                 Financial Officer      2005, Manager, Fund Accounting, SEI
                                 (since 2005)        Investments AVP,
                                                     from April 1995 through
                                                     July 2005, excluding
                                                     February 1998 through
                                                     October 1998, Assistant
                                                     Product Manager,
                                                     Pilgrim Baxter &
                                                     Associates February
                                                     1998 through October
                                                     1998.
-------------------------- ------------------------- ------------------------------------------- ---------------------------
Russell Emery                  Chief Compliance      Director of Investment Product Management   None.
(DOB 12/18/62)                     Officer           and Development, SEI Investments, since
                                 (since 2006)        February 2003;
                                                     Senior Investment
                                                     Analyst - Equity Team,
                                                     SEI Investments, from
                                                     March 2000 to February
                                                     2003.
-------------------------- ------------------------- ------------------------------------------- ---------------------------
Timothy D. Barto              Vice President and     General Counsel and Secretary of SIMC and   None.
(DOB 03/28/68)               Assistant Secretary     the Administrator since 2004.  Vice
                                 (since 1999)        President of SIMC and the Administrator
                                                     since 1999.  Vice President and Assistant
                                                     Secretary of SEI Investments since 2001.
                                                     Assistant Secretary of SIMC, the
                                                     Administrator and the Distributor and
                                                     Vice President of the Distributor from
                                                     1999 to 2003.
-------------------------- ------------------------- ------------------------------------------- ---------------------------
James Ndiaye                    Vice President       Vice President and Assistant Secretary of   None.
(DOB 09/11/68)                  and Secretary        SIMC since 2005.  Vice President at
                                 (since 2005)        Deutsche Asset
                                                     Management from 2003 to
                                                     2004. Associate at
                                                     Morgan, Lewis & Bockius
                                                     LLP from 2000 to 2003.
                                                     Assistant Vice
                                                     President at ING
                                                     Variable Annuities
                                                     Group from 1999 to
                                                     2000.
-------------------------- ------------------------- ------------------------------------------- ---------------------------
Sofia A. Rosala                 Vice President       Vice President and Assistant Secretary of   None.
(DOB 02/01/74)             and Assistant Secretary   SIMC and the Administrator since 2005.
                                 (since 2006)        Compliance
                                                     Officer at SEI
                                                     Investments from 2001
                                                     to 2004. Account and
                                                     Product Consultant at
                                                     SEI Private Trust
                                                     Company from 1998 to
                                                     2001.
-------------------------- ------------------------- ------------------------------------------- ---------------------------
Nicole Welch                     AML Officer         Compliance Analyst, TD Waterhouse, 2004.    None.
(DOB 09/13/77)                   (since 2005)        Senior Compliance Analyst, UBS Financial
                                                     Services, 2002-2004.  Knowledge
                                                     Management Analyst,
                                                     PricewaterhouseCoopers Consulting,
                                                     2000-2002.
-------------------------- ------------------------- ------------------------------------------- ---------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Shares redeemed within 30 days of the original purchase date may be subject to a 2.00% redemption fee. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The national Japanese holidays affecting the relevant securities markets in Japan are as follows: New Year's Day; Coming-of-Age Day; National Foundation Day; Vernal Equinox Day; Greenery Day; Constitution Memorial Day; Children's Day; Marine Day; Respect-of-the-Aged Day; Autumnal Equinox Day; Health-Sports Day; Culture Day; Labor Thanksgiving Day; and Emperor's Birthday. Although the Trust expects this same holiday schedule to be observed in the future, the Japanese exchange may modify its holiday schedule at any time.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90 day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trust's Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES


The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.


The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.


Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Fund makes the election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.


With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.


FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.


For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------- --------------------------------------------------------------------------------------------
                 FUND                                      AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
--------------------------------------- ---------------------------- ------------------------------- -------------------------------
                                                   2004                           2005                            2006
--------------------------------------- ---------------------------- ------------------------------- -------------------------------
Japan Smaller Companies Fund                     $249,477                       $246,047                        $310,187
--------------------------------------- ---------------------------- ------------------------------- -------------------------------


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the Trust's most recently completed fiscal year ended October 31, 2006, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

--------------------------------------- --------------------------------------------- ----------------------------------------------
                                              TOTAL DOLLAR AMOUNT OF BROKERAGE         TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
                 FUND                        COMMISSIONS FOR RESEARCH SERVICES          BROKERAGE COMMISSIONS FOR RESEARCH SERVICES
--------------------------------------- --------------------------------------------- ----------------------------------------------
Japan Smaller Companies Fund                               $5,621                                        $2,017,115
--------------------------------------- --------------------------------------------- ----------------------------------------------


BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund did not pay brokerage commissions to affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of their most recent fiscal year. As of October 31, 2006, the Fund did not hold securities of any of its regular brokers or dealers.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and options in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the Fund's two most recently completed fiscal years ended October 31, 2005 and 2006, the portfolio turnover rate for the Fund was as follows:

-------------------------------- ---------------------------------------------------------------------------------------------------
             FUND                                                      PORTFOLIO TURNOVER RATES
-------------------------------- -------------------------------------------------- ------------------------------------------------
                                                       2005                                               2006
-------------------------------- -------------------------------------------------- ------------------------------------------------
    Japan Smaller Companies                             64%                                              103%*
-------------------------------- -------------------------------------------------- ------------------------------------------------

* The Portfolio Turnover Rate for the Fund increased for the fiscal year ended October 31, 2006 due to significant decreases in the Fund's assets during the fiscal year from the liquidation of the investment of Duke Management Company.


PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund's Chief Compliance Officer reports quarterly to the Board regarding the operation and administration of such policies and procedures.


Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund will disclose a complete or summary schedule of investments (which includes each of the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-800-335-2110.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as Standard and Poor's, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.


The Fund's policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information.


With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that the Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling 1-800-335-2110; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS


As of February 1, 2007, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund.

SHAREHOLDER                                        NUMBER OF SHARES                  PERCENT (%)
-----------                                        ----------------                  -----------
Charles Schwab Co. Inc.                              1,135,359.767                      56.18%
Mutual Funds, Special Custody A-C
for Exclusive Benefit of Our Customers
101 Montgomery Street
San Francisco, CA 94104-4151

Brown Brothers Harriman & Co. Cust                     312,012.480                      15.44%
FBO 3590478 Reinvest
Attn Investment Funds Global Distribution Center
525 Washington Boulevard
Jersey City, NJ 07310

National Financial Services LLC                        221,800.275                      10.98%
for Exclusive Benefit of Our Customers
One World financial Center
200 Liberty Street
New York, NY 10281

Valmora Partners LP                                    118,530.339                       5.87%
James C. Crain
300 Crescent Court, Suite 900
Dallas, TX 75201

The Fund believes that most of the shares referred to above were held by the persons above in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

                              APPENDIX A - RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES


                JAPAN SMALLER COMPANIES FUND PROXY VOTING POLICY

Prospect Asset Management, Inc. has a fiduciary duty to vote proxies in favor of shareholder economic interests. In determining our vote, we will not subordinate the economic interest of any client to any other entity or interested party. Prospect has hired ISS Proxy Services to vote proxies on behalf of all of Prospect's funds and managed accounts. Prospect has the authority to override ISS's recommendation, but only intends to do so in cases where we believe shareholder value is better served by voting differently. We do not expect to override ISS's recommendation except in extraordinary circumstances. Prospect will make these proxy voting policies and procedures available to all advisory clients, including shareholders of the JSCF. Disclosure to that effect will be made in our Form ADV and in the Prospectus and/or Annual Report for the JSCF.


To ensure that the shareholder's interests are voted upon correctly we have the following structure in place:


Shareholder Proposals
Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. Prospect will not treat shareholder proposals differently than any other matter submitted to vote. The authority to vote proxies arising out of shareholder proposals has been delegated to ISS along with all other proxy voting.

Conflicts of Interest:
No conflicts of interest exist between Prospect Asset Management, Inc. and the voting of proxies in the economic interests of the shareholders of all of our accounts at this time. Given the delegation of proxy voting to ISS, Prospect expects that conflicts that might otherwise arise will be avoided. Prospect will not override ISS's recommendation where a conflict of interest exists.

Monitoring and recording of Corporate Actions:
Prospect uses ISS's Proxy Policy for all proxy votes, which is stated below. ISS maintains proxy voting records for all accounts. Prospect makes these records available to advisory clients, including shareholders of the JSCF at their request. Disclosure to that effect will be made in our Form ADV and in the Prospectus and/or Annual Report for the JSCF.

                          2007 PROXY VOTING GUIDELINES

1. AUDITORS
AUDITOR RATIFICATION
Vote FOR proposals to ratify auditors, unless any of the following apply:
     o An auditor has a financial interest in or association with the company, and is therefore not independent,
     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or
     o    Fees for non-audit services ("Other" fees) are excessive.

2. BOARD OF DIRECTORS
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
     o    Composition of the board and key board committees;
     o    Attendance at board and committee meetings;
     o    Corporate governance provisions and takeover activity;
     o    Disclosures under Section 404 of Sarbanes-Oxley Act;
     o    Long-term company performance relative to a market and peer index;
     o    Extent of the director's investment in the company;
     o    Existence of related party transactions;
     o    Whether the chairman is also serving as CEO;
     o    Whether a retired CEO sits on the board;
     o    Number of outside boards at which a director serves;
     o Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:
     o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
     o    Sit on more than six public company boards;
     o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
     o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;
     o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
     o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;
     o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
     o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
     o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
     o At the previous board election, any director received more than 50 percent withhold votes of the shares castand the company has failed to address the issue(s) that caused the high withhold rate;
     o The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
     o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
     o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
     o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
     o    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:
     o The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);
     o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;
     o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:
     o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);
     o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
     o The company fails to submit one-time transfers of stock options to a shareholder vote;
     o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
     o    The company has backdated options (see "Options Backdating" policy);
     o The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards, and to elect all directors annually.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)
Generally vote FOR shareholder proposals requiring an independent director fill the position of chair, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
     o Has a designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:
          - Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
          - Serving as liaison between the chairman and the independent directors,
          -    Approving information sent to the board,

          -    Approving meeting agendas for the board,
          - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
          - Having the authority to call meetings of the independent directors,
          - If requested by major shareholders, ensuring that he is available for consultation and direct communication;
         o Two-thirds independent board;
         o All-independent key committees;
         o Established governance guidelines;
         o The company does not under-perform its peers*.

*Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company, and identified on the executive compensation page of proxy analyses. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year performance, industry peers, and index).

MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. PROXY CONTESTS
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
     o Long-term financial performance of the target company relative to its industry;
     o    Management's track record;
     o    Background to the proxy contest;
     o    Qualifications of director nominees (both slates);
     o Strategic plan of dissident slate and quality of critique against management;
     o Likelihood that the proposed goals and objectives can be achieved (both slates);
     o    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. TAKEOVER DEFENSES
POISON PILLS
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
     o    Shareholders have approved the adoption of the plan; or
     o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient. Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
     o    No lower than a 20% trigger, flip-in or flip-over;
     o    A term of no more than three years;
     o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
     o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.


SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS


For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
     o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
     o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
     o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
     o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
     o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
     o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.


6. STATE OF INCORPORATION
REINCORPORATION PROPOSALS


Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

7. CAPITAL STRUCTURE
COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.
In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares and marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent) vote on a CASE-BY-CASE basis, In this situation, vote FOR the increase based on the company's performance, and whether the company's ongoing use of shares has shown prudence.


ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).


PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.


8. EXECUTIVE AND DIRECTOR COMPENSATION


POOR PAY PRACTICES
WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:
     o Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);
     o Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
     o Huge bonus payouts without justifiable performance linkage or proper disclosure;
     o Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
     o Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);
     o New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);
     o Excessive severance provisions (e.g., including excessive change in control payments);
     o Change in control payouts without loss of job or substantial diminution of job duties;
     o    Internal pay disparity;
     o    Options backdating (covered in a separate policy); and

EQUITY COMPENSATION PLANS
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
     o    The total cost of the company's equity plans is unreasonable;
     o The plan expressly permits the repricing of stock options without prior shareholder approval;
     o    There is a disconnect between CEO pay and the company's performance;
     o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
     o    The plan is a vehicle for poor pay practices.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:
     o Director stock ownership guidelines with a minimum of three times the annual cash retainer.
     o    Vesting schedule or mandatory holding/deferral period:
          - A minimum vesting of three years for stock options or restricted stock; or
          - Deferred stock payable at the end of a three-year deferral period.
     o    Mix between cash and equity:
          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
     o No retirement/benefits and perquisites provided to non-employee directors; and
     o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.


EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS


Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
     o    Purchase price is at least 85% of fair market value;
     o    Offering period is 27 months or less; and
     o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
     o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);
     o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
     o Company matching contribution up to 25% of employee's contribution, which is effectively a discount of 20% from market value;
     o No discount on the stock price on the date of purchase, since there is a company matching contribution.

OPTIONS BACKDATING
In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:
     o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
     o    Length of time of options backdating;
     o    Size of restatement due to options backdating;
     o Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;
     o Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
     o    The triggering mechanism should be beyond the control of management;
     o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation) during the five years prior to the year in which the change of control occurs;
     o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

9. CORPORATE RESPONSIBILITY

ANIMAL RIGHTS

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
     o The company is conducting animal testing programs that are unnecessary or not required by regulation;
     o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
     o The company has been the subject of recent, significant controversy related to its testing programs.

DRUG PRICING AND RE-IMPORTATION
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products, unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
     o    The existing level of disclosure on pricing policies;
     o    Deviation from established industry pricing norms;
     o The company's existing initiatives to provide its products to needy consumers;
     o Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.


GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products, or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.


GENETICALLY MODIFIED FOODS
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

TOBACCO

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth, and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

TOXIC CHEMICALS
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.
Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe, unless such actions are required by law in specific markets.

ARCTIC NATIONAL WILDLIFE REFUGE
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
     o New legislation is adopted allowing development and drilling in the ANWR region;
     o    The company intends to pursue operations in the ANWR; and
     o The company has not disclosed an environmental risk report for its ANWR operations.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs, unless:
     o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
     o    The company does not directly source from CAFOs.


GLOBAL WARMING AND KYOTO PROTOCOL COMPLIANCE
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
     o    The company does not maintain operations in Kyoto signatory markets;
     o The company already evaluates and substantially discloses such information; or,
     o Greenhouse gas emissions do not significantly impact the company's core businesses.


POLITICAL CONTRIBUTIONS
Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.


LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.


OUTSOURCING/OFF-SHORING
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report to shareholders; the existence of a publicly available code of corporate conduct that applies to international operations.

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.


10. MUTUAL FUND PROXIES
ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.


CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:
     o    Past performance as a closed-end fund;
     o    Market in which the fund invests;
     o    Measures taken by the board to address the discount; and
     o Past shareholder activism, board activity, and votes on related proposals.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses

                       STATEMENT OF ADDITIONAL INFORMATION

                              LSV VALUE EQUITY FUND

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2007

                               INVESTMENT ADVISER:
                              LSV ASSET MANAGEMENT

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the LSV Value Equity Fund (the "Fund"). This SAI should be read in conjunction with the prospectus dated March 1, 2007. Capitalized terms not defined herein are defined in the prospectus. The financial statements and notes thereto contained in the 2006 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2006 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's prospectus or Annual Report free of charge by calling 1-888-FUND-LSV.

                                TABLE OF CONTENTS

THE TRUST .................................................................  S-1
DESCRIPTION OF PERMITTED INVESTMENTS ......................................  S-2
INVESTMENT LIMITATIONS ....................................................  S-6
THE ADVISER ...............................................................  S-8
PORTFOLIO MANAGERS ........................................................  S-9
THE ADMINISTRATOR ......................................................... S-10
THE DISTRIBUTOR ........................................................... S-11
THE TRANSFER AGENT ........................................................ S-11
THE CUSTODIAN ............................................................. S-11
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................. S-11
LEGAL COUNSEL ............................................................. S-11
TRUSTEES AND OFFICERS OF THE TRUST ........................................ S-11
PURCHASING AND REDEEMING SHARES ........................................... S-16
DETERMINATION OF NET ASSET VALUE .......................................... S-17
TAXES ..................................................................... S-17
FUND TRANSACTIONS ......................................................... S-21
PORTFOLIO HOLDINGS ........................................................ S-23
DESCRIPTION OF SHARES ..................................................... S-24
SHAREHOLDER LIABILITY ..................................................... S-25
LIMITATION OF TRUSTEES' LIABILITY ......................................... S-25
PROXY VOTING .............................................................. S-25
CODE OF ETHICS ............................................................ S-25
5% AND 25% SHAREHOLDERS ................................................... S-26
APPENDIX A - RATINGS ......................................................  A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES .........................  B-1

March 1, 2007
                                                                 LSV-SX-002-0900

THE TRUST

GENERAL. The Fund is an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). Each fund reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders' approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

LSV VALUE EQUITY FUND. The Fund seeks long-term growth of capital. This goal is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940 (the "1940 Act").

As its principal investment strategy, the Fund invests primarily in equity securities as described in the Prospectus. Consistent with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Trust's Board of Trustees (the "Board") upon at least 60 days' written notice to Fund shareholders.

Although the Fund will normally be as fully invested as practicable in equity securities, as secondary investment strategies and consistent with its investment objective, the Fund may to a lesser extent invest in warrants, rights to purchase common stocks, debt securities convertible into common stocks and preferred stocks. A portion of the Fund's assets may also be invested in investment grade fixed income securities, cash and money market securities. Investment grade fixed income securities either are debt securities rated in one of the four highest rating categories ("investment grade") by a nationally recognized statistical rating organization (an "NRSRO") or that the Fund's investment adviser, LSV Asset Management ("LSV" or the "Adviser"), determines are of comparable quality. The Fund may also make limited use of equity index futures contracts for liquidity purposes. In order to generate additional income, the Fund may lend securities that it owns as well as invest in repurchase agreements.

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Ratings Service ("S&P") or Moody's Investor Service ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of closed-end investment companies, ETFs, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which the Fund can invest in securities of other investment companies. The Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its Adviser, or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission. The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

In addition to the investment objective of the Fund, the following are fundamental policies of the Fund. Fundamental policies cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3.       Acquire more than 10% of the voting securities of any one issuer.

4.       Invest in companies for the purpose of exercising control.

5. Issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of the Fund's total assets, all borrowings shall be repaid before the Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of the Fund's total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets will not be considered borrowings or senior securities. This investment limitation shall not preclude the Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

6. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

7. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

8. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions and sell securities short "against the box."

9. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Fund security.

10. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

The foregoing percentages apply at the time of the purchase of a security.

NON-FUNDAMENTAL POLICIES

The following investment limitation of the Fund is non-fundamental and may be changed by the Board without shareholder approval:

1. The Fund may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

2. The Fund shall invest at least 80% of its net assets, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Board upon at least 60 days' written notice to Fund shareholders.

Except with respect to the Fund's policy concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction.

THE ADVISER

GENERAL. LSV Asset Management is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 1994 as a Delaware general partnership to provide active, quantitative value equity management through the application of proprietary models. LSV's principals are Josef Lakonishok, Robert Vishny, Christopher LaCroix, Menno Vermuelen and Tremaine Atkinson. LSV's general partners are Lakonishok Corporation, Vishny Corporation, Menno LLC, LaCroix LLC, 11-11 LLC and SEI Funds, Inc. SEI Investment Company is the parent of SEI Funds, Inc. As of December 31, 2006, LSV had approximately $70 billion in assets under management. LSV's principal business address is 1 North Wacker Drive, Chicago, Illinois 60606.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.55% of the average daily net assets of the Fund. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Fund. For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the Adviser the following advisory fees:

------------ ------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
   FUND                CONTRACTUAL FEES PAID                 FEES WAIVED BY ADVISER            TOTAL FEES PAID (AFTER WAIVERS)
------------ --------------------------------------  -------------------------------------  -------------------------------------
                  2004         2005        2006         2004         2005         2006         2004         2005         2006
------------ ------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Value         $1,472,739   $3,561,601   $11,546,487      $0           $0           $0        $1,472,739   $3,561,601  $11,546,487
Equity Fund
------------ ------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------


INVESTMENT MANAGEMENT PERSONNEL OF THE ADVISER. Messrs. Lakonishok, Vishny, Vermeulen and Mansharamani have developed proprietary computer models based on their research of investor behavior and the performance of contrarian investment strategies. The portfolio decision making process is strictly quantitative and driven by (i) a proprietary computer model which ranks securities based on fundamental measures of value and indicators of near-term appreciation potential and (ii) a risk control process that controls for residual benchmark risk while attempting to maximize the expected return of the portfolios. Refinements to the model are made as suggested by advances in the Adviser's research and these refinements are generally incremental in nature. The Adviser may modify the investment model used to manage the Fund at any time without notice.

PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio manager, including information about other accounts managed, the dollar range of Fund shares owned and how the portfolio manager is compensated.

COMPENSATION. The Adviser compensates the portfolio managers for their management of the Fund. The portfolio managers' compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of the Adviser and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and development of the investment group.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of the portfolio managers' "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act").

------------------------------------------------------------------------ ----------------------------------------------------------
NAME                                                                                         DOLLAR RANGE OF FUND SHARES*
------------------------------------------------------------------------ ----------------------------------------------------------
Josef Lakonishok                                                                         $500,001 - Over $1,000,000
------------------------------------------------------------------------ ----------------------------------------------------------
Robert Vishny                                                                                       None
------------------------------------------------------------------------ ----------------------------------------------------------
Menno Vermeulen                                                                                     None
------------------------------------------------------------------------ ----------------------------------------------------------
Puneet Mansharamani                                                                                 None
------------------------------------------------------------------------ ----------------------------------------------------------

*    Valuation date is October 31, 2006.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of October 31, 2006.

----------------------- ------------------------------------- ---------------------------------- -----------------------------------
                          REGISTERED INVESTMENT COMPANIES     OTHER POOLED INVESTMENT VEHICLES             OTHER ACCOUNTS*
----------------------- ------------------------------------- ---------------------------------- -----------------------------------
                           NUMBER OF                            NUMBER OF                          NUMBER OF
 NAME                      ACCOUNTS         TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS       ACCOUNTS         TOTAL ASSETS
----------------------- ---------------- -------------------- -------------- ------------------- -------------- --------------------
Josef Lakonishok              25           $6,812,619,763          20          $7,305,022,908         502         $50,304,963,002
----------------------- ---------------- -------------------- -------------- ------------------- -------------- --------------------
Robert Vishny                 25           $6,812,619,763          20          $7,305,022,908         502         $50,304,963,002
----------------------- ---------------- -------------------- -------------- ------------------- -------------- --------------------
Menno Vermeulen               25           $6,812,619,763          20          $7,305,022,908         502         $50,304,963,002
----------------------- ---------------- -------------------- -------------- ------------------- -------------- --------------------
Puneet Mansharamani           25           $6,812,619,763          20          $7,305,022,908         502         $50,304,963,002
----------------------- ---------------- -------------------- -------------- ------------------- -------------- --------------------

* Includes 22 accounts with aggregated assets under management of $3.2 billion that are subject to performance-based advisory fees.

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, it is also possible that a potential conflict of interest may arise because the portfolio managers manage an account with a performance-based management fee in addition to the Fund and other accounts without a performance-based fee. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.07% of the first $1 billion of average daily net assets, 0.06% of the next $500 million of average daily net assets, 0.04% on average daily net assets over $1.5 billion, and 0.035% of average daily net assets over $3 billion. There is a minimum annual fee of $150,000 for the Fund and $25,000 per additional class. Due to these minimums, the annual administration fee the Fund pays will exceed the above percentages at low asset levels. Prior to April 1, 2006, for its services under the Administration Agreement, the Administrator was entitled to a fee that was calculated daily and paid monthly, at an annual rate of 0.10% of the first $100 million of assets, 0.08% of the next $100 million of assets, 0.07% on assets over $200 million, and a minimum of $75,000 and $15,000 per additional class. For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the Administrator the following fees:

---------------------------- -------------------------------------------------------------------------------------------------------
           FUND                                                             FEES PAID
---------------------------- -------------------------------------------------------------------------------------------------------
                                        2004                              2005                                  2006
---------------------------- ---------------------------- -------------------------------------- -----------------------------------
Value Equity Fund                     $227,508                          $493,153                             $1,287,740
---------------------------- ---------------------------- -------------------------------------- -----------------------------------

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust (the "Transfer Agent").

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302, serves as the Fund's Custodian. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on their report authority as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's additional 40 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


----------------------------- ------------------ ------------------------------------ ---------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH               PRINCIPAL OCCUPATIONS                   OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH               OF TERM                 IN PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------- ------------------ ------------------------------------ ---------------------------------------------
Robert Nesher                 Chairman of the    SEI employee 1974 to present;        Trustee of The Advisors' Inner Circle Fund
(DOB 08/17/46)                Board of           currently performs various           II, Bishop Street Funds, SEI Global Master
                              Trustees*          services on behalf of SEI            Fund, plc, SEI Global Assets Fund, plc, SEI
                              (since 1991)       Investments for which Mr. Nesher     Global Investments Fund, plc, SEI
                                                 is compensated. Executive Vice       Investments Global, Limited, SEI
                                                 President of SEI Investments, 1986   Opportunity Master Fund, L.P., SEI
                                                 to 1994.  Director and Executive     Opportunity Fund, L.P., SEI Asset
                                                 Vice President of the                Allocation Trust, SEI Index Fund, SEI Daily
                                                 Administrator and the Distributor,   Income Trust, SEI Institutional
                                                 1981 to 1994.                        International Trust, SEI Institutional
                                                                                      Investments Trust, SEI Institutional
                                                                                      Managed Trust, SEI Liquid Asset Trust and
                                                                                      SEI Tax Exempt Trust.
----------------------------- ------------------ ------------------------------------ ---------------------------------------------
William M. Doran              Trustee*           Self-Employed Consultant since       Trustee of The Advisors' Inner Circle Fund
(DOB 05/26/40)                (since 1992)       2003.  Partner, Morgan, Lewis &      II, Bishop Street Funds, SEI Asset
                                                 Bockius LLP (law firm) from 1976     Allocation Trust, SEI Daily Income Trust,
                                                 to 2003, counsel to the Trust, SEI   SEI Index Fund, SEI Institutional
                                                 Investments, the Administrator and   International Trust, SEI Institutional
                                                 the Distributor. Director of the     Investments Trust, SEI Institutional
                                                 Distributor since 2003. Director     Managed Trust, SEI Liquid Asset Trust and
                                                 of SEI Investments since 1974;       SEI Tax Exempt Trust., SEI Investments -
                                                 Secretary of SEI Investments since   Global Fund Services Limited, SEI
                                                 1978.                                Investments Global, Limited, SEI
                                                                                      Investments (Europe), Limited, SEI
                                                                                      Investments (Asia) Limited, and SEI Asset
                                                                                      Korea Co., Ltd.
----------------------------- ------------------ ------------------------------------ ---------------------------------------------
INDEPENDENT TRUSTEES
----------------------------- ------------------ ------------------------------------ ---------------------------------------------
Charles E. Carlbom            Trustee            Self-Employed Business               Trustee of The Advisors' Inner Circle Fund
(DOB 08/20/34)                (since 2005)       Consultant, Business                 II, Bishop Street Funds; Board Member,
                                                 Projects Inc. since 1997.            Oregon Transfer Co., and O.T. Logistics,
                                                 Director, Crown Pacific Inc., CEO    Inc.
                                                 and President, United Grocers Inc.
                                                 from 1997 to 2000.
----------------------------- ------------------ ------------------------------------ ---------------------------------------------
Mitchell A. Johnson           Trustee            Retired.                             Trustee of The Advisors' Inner Circle Fund
(DOB 03/01/42)                (since 2005)                                            II, Bishop Street Funds; Director, Federal
                                                                                      Agricultural Mortgage Corporation; Trustee
                                                                                      of Diversified Investors Portfolio, The
                                                                                      Diversified Investors Fund Group, The
                                                                                      Diversified Investors Fund Group II, and the
                                                                                      Diversified Investors Strategies Variable
                                                                                      Funds.
----------------------------- ------------------ ------------------------------------ ---------------------------------------------
Betty L. Krikorian            Trustee            Self-Employed Legal and Financial    Trustee of The Advisors' Inner Circle Fund
(DOB 01/23/43)                (since 2005)       Services Consultant since 2003.      II and Bishop Street Funds.
                                                 State Street Bank In-house
                                                 counsel, 1995 to 2003.
----------------------------- ------------------ ------------------------------------ ---------------------------------------------


----------------------------- ------------------ ------------------------------------ ---------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH               PRINCIPAL OCCUPATIONS                   OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH               OF TERM                 IN PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Eugene B. Peters              Trustee            Private investor from 1987 to        Trustee of The Advisors' Inner Circle Fund
(DOB 06/03/29)                (since 1993)       present.  Vice president and Chief   II and Bishop Street Funds.
                                                 Financial Officer, Western
                                                 Company of North America
                                                 (petroleum service company),
                                                 1980 to 1986. President of Gene
                                                 Peters and Associates (import
                                                 company), 1978 to 1980.
                                                 President and Chief Executive
                                                 Officer of Jos. Schlitz Brewing
                                                 Company before 1978.
----------------------------- ------------------ ------------------------------------ ---------------------------------------------
James M. Storey               Trustee            Attorney, Solo Practitioner since    Trustee of The Advisors' Inner Circle Fund
(DOB 04/12/31)                (since 1994)       1994. Partner, Dechert Price &       II, Bishop Street Funds, Massachusetts
                                                 Rhoads (law firm), September 1987    Health and Education Tax-Exempt Trust, SEI
                                                 to December 1993.                    Asset Allocation Trust, SEI Daily Income
                                                                                      Trust, SEI Index Fund, SEI Institutional
                                                                                      International Trust, SEI Institutional
                                                                                      Investments Trust, SEI Institutional Managed
                                                                                      Trust, SEI Liquid Asset Trust and SEI Tax
                                                                                      Exempt Trust, and U.S. Charitable Gift
                                                                                      Trust.

----------------------------- ------------------ ------------------------------------ ---------------------------------------------
George J. Sullivan, Jr.       Trustee            Chief Executive Officer, Newfound   Trustee of The Advisors' Inner Circle Fund
(DOB 11/13/42)                (since 1999)       Consultants Inc. since April        II, Bishop Street Funds, SEI Asset Allocation
                                                 1997. General Partner, Teton        Trust, SEI Opportunity Fund, SEI Daily Income
                                                 Partners, L.P., June 1991 to        Trust, SEI Index Fund, SEI Institutional
                                                 December 1996; Chief Financial      International Trust, SEI Institutional
                                                 Officer, Nobel Partners, L.P.,      Imvestments Trust, SEI Liquid Asset Trust, SEI
                                                 March 1991 to December 1996;        Opportunity Master Fund, SEI Tax Exempt Trust,
                                                 Treasurer and Clerk, Peak Asset     and State Street Navigator Securities Lending
                                                 Management, Inc., since 1991.       Trust.
----------------------------- ------------------ ------------------------------------ ---------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met seven times in the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, an interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 44 times in the most recently completed fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

---------------------- ------------------------------------------------------- -----------------------------------------------------
        NAME                        DOLLAR RANGE OF FUND SHARES                          AGGREGATE DOLLAR RANGE OF SHARES
                                              (FUND)*                                              (ALL FUNDS)*
---------------------- ------------------------------------------------------- -----------------------------------------------------
       Carlbom                                  None                                                   None
---------------------- ------------------------------------------------------- -----------------------------------------------------
        Doran                                   None                                                   None
---------------------- ------------------------------------------------------- -----------------------------------------------------
       Johnson                                  None                                                   None
---------------------- ------------------------------------------------------- -----------------------------------------------------
      Krikorian                                 None                                                   None
---------------------- ------------------------------------------------------- -----------------------------------------------------
       Nesher                                   None                                                   None
---------------------- ------------------------------------------------------- -----------------------------------------------------
       Peters                                   None                                                   None
---------------------- ------------------------------------------------------- -----------------------------------------------------
       Storey                                   None                                                   None
---------------------- ------------------------------------------------------- -----------------------------------------------------
      Sullivan                                  None                                                   None
---------------------- ------------------------------------------------------- -----------------------------------------------------

*    Valuation date is December 31, 2006.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


---------------------- --------------------------- --------------------------- -------------------------- ---------------------
                                                     PENSION OR RETIREMENT                                 TOTAL COMPENSATION
                               AGGREGATE            BENEFITS ACCRUED AS PART       ESTIMATED ANNUAL        FROM THE TRUST AND
        NAME                  COMPENSATION              OF FUND EXPENSES       BENEFITS UPON RETIREMENT      FUND COMPLEX*
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Carlbom                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
        Doran                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Johnson                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Krikorian                 $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Nesher                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Peters                   $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Storey                   $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Sullivan                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------

*    The Trust is the only investment company in the "Fund Complex."


TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


-------------------------- ------------------------- ------------------------------------------------------ ------------------------
        NAME AND           POSITION WITH TRUST AND           PRINCIPAL OCCUPATIONS IN PAST 5 YEARS            OTHER DIRECTORSHIPS
      DATE OF BIRTH             LENGTH OF TERM                                                                       HELD
-------------------------- ------------------------- ------------------------------------------------------ ------------------------
James F. Volk                     President          Chief Accounting Officer and Chief Compliance          None.
(DOB 08/28/62)                   (since 2003)        Officer at SEI Investment Manager Services since
                                                     2004. Senior Operations Officer at SEI Investments,
                                                     Fund Accounting and Administration from 1996 to 2004.
-------------------------- ------------------------- ------------------------------------------------------ ------------------------
Michael Lawson               Controller and Chief    Director, Fund Accounting since July 2005, Manager,    None.
(DOB 10/8/60)                 Financial Officer      Fund Accounting, SEI Investments AVP, from April
                                 (since              2005) 1995 through July 2005, excluding February
                                                     1998 through October 1998, Assistant Product Manager,
                                                     Pilgrim Baxter & Associates February 1998 through
                                                     October 1998.
-------------------------- ------------------------- ------------------------------------------------------ ------------------------


-------------------------- ------------------------- ------------------------------------------------------ ------------------------
        NAME AND           POSITION WITH TRUST AND           PRINCIPAL OCCUPATIONS IN PAST 5 YEARS            OTHER DIRECTORSHIPS
      DATE OF BIRTH             LENGTH OF TERM                                                                       HELD
-------------------------- ------------------------- ------------------------------------------------------ ------------------------
Russell Emery                  Chief Compliance      Director of Investment Product Management and          None.
(DOB 12/18/62)                     Officer           Development, SEI Investments, since February 2003;
                                 (since              2006) Senior Investment Analyst - Equity Team, SEI
                                                     Investments, from March 2000 to February 2003.
-------------------------- ------------------------- ------------------------------------------------------ ------------------------
Timothy D. Barto              Vice President and     General Counsel and Secretary of SIMC and the          None.
(DOB 03/28/68)               Assistant Secretary     Administrator since 2004.  Vice President of SIMC
                                 (since              1999) and the Administrator since 1999. Vice
                                                     President and Assistant Secretary of SEI Investments
                                                     since 2001. Assistant Secretary of SIMC, the
                                                     Administrator and the Distributor and Vice President
                                                     of the Distributor from 1999 to 2003.
-------------------------- ------------------------- ------------------------------------------------------ ------------------------
James Ndiaye                    Vice President       Vice President and Assistant Secretary of SIMC since   None.
(DOB 09/11/68)                  and Secretary        2005.  Vice President at Deutsche Asset Management
                                 (since              2004) from 2003 to 2004. Associate at Morgan, Lewis
                                                     & Bockius LLP from 2000 to 2003. Assistant Vice
                                                     President at ING Variable Annuities Group from 1999
                                                     to 2000.
-------------------------- ------------------------- ------------------------------------------------------ ------------------------
Sofia A. Rosala                 Vice President       Vice President and Assistant Secretary of SIMC and     None.
(DOB 02/01/74)             and Assistant Secretary   the Administrator since 2005. Compliance Officer at
                                 (since              2006) SEI Investments from 2001 to 2004. Account and
                                                     Product Consultant at SEI Private Trust Company from
                                                     1998 to 2001.
-------------------------- ------------------------- ------------------------------------------------------ ------------------------
Nicole Welch                     AML Officer         Compliance Analyst, TD Waterhouse, 2004.  Senior       None.
(DOB 09/13/77)                   (since 2005)        Compliance Analyst, UBS Financial Services,
                                                     2002-2004. Knowledge Management Analyst,
                                                     PricewaterhouseCoopers Consulting, 2000 to 2002.
-------------------------- ------------------------- ------------------------------------------------------ ------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90 day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC

The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX

Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT

The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in GNMA or FNMA securities, bankers' acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2004, 2005 and 2006 the Fund paid the following aggregate brokerage commissions on portfolio transactions:

----------------------- -----------------------------------------------------------------------
           FUND                  AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
----------------------- -----------------------------------------------------------------------
                                 2004                    2005                    2006
----------------------- ----------------------- ----------------------- -----------------------
Value Equity Fund               $103,813               $280,430               $701,157
----------------------- ----------------------- ----------------------- -----------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2006, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

-------------------------------- --------------------------------------------- -----------------------------------------------------
             FUND                      TOTAL DOLLAR AMOUNT OF BROKERAGE            TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
                                      COMMISSIONS FOR RESEARCH SERVICES             BROKERAGE COMMISSIONS FOR RESEARCH SERVICES
-------------------------------- --------------------------------------------- -----------------------------------------------------
LSV Value Equity Fund                                 $0                                                $0
-------------------------------- --------------------------------------------- -----------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund did not pay brokerage commissions to affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the LSV Value Equity Fund may hold at the close of their most recent fiscal year. As of October 31, 2006, the Fund held debt securities of Morgan Stanley Dean Witter valued at $16,195,000, equity securities of J.P. Morgan Chase Bank valued at $93,362,000, equity securities of Banc of America Financial Service, Inc. valued at $87,840,000, equity securities of Bear Stearns & Co., Inc. valued at $11,911,000, equity securities of Citigroup valued at $93,002,000, equity securities of Goldman Sachs Group valued at $44,810,000, equity securities of Lehman Brothers Inc. valued at $11,738,000, equity securities of Morgan Stanley Dean Witter valued at $22,646,000, and equity securities of Edwards (A.G.) Inc. valued at $8,740,000.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the Fund's two most recently completed fiscal years ended October 31, 2005 and 2006, the portfolio turnover rate for the Fund was as follows:

----------------------- ----------------------- -----------------------
         FUND                       PORTFOLIO TURNOVER RATES
----------------------- ----------------------- -----------------------
                                2005                    2006
----------------------- ----------------------- -----------------------
 LSV Value Equity Fund           12%                    12%
----------------------- ----------------------- -----------------------

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund's Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund will disclose a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-888-FUND-LSV.

The Adviser's website, at www.lsvasset.com, also provides information about the Fund's complete portfolio holdings, including some or all of the following: security description, ticker, security identification number, price per share, par value, and interest rate updated as of the end of the most recent calendar quarter (I.E., each March 31, June 30, September 30, and December 31). This information on the website is provided within 15 business days at the end of each calendar quarter. The information on the Adviser's website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as Standard and Poor's, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Fund's Chief Compliance Officer ("CCO") will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Fund's policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals.

With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that the Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling (888) FUND-LSV and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 (each a "Code of Ethics" and together the "Codes of Ethics"). These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2007, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund.

SHAREHOLDER                                     NUMBER OF SHARES          %
-----------                                     ----------------         ----

Washington State Investment Board               24,548,267.9580          15.60%
State of WA Deferred Comp Program
Department of Retirement Systems
Attn Monette Jenney
P.O. Box 48380 Olympia, WA 98507

Fidelity Investments Institutional              15,150,306.6690           9.63%
Operations Co. Inc. (FLLOC)
100 Magellan Way KW1C
Covington, KY  41015-1999

Charles Schwab & Co Inc                         11,658,067.2790           7.41%
Reinvest Account
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

The North Trust                                  8,227,433.4270           5.23%
TR U/A 09/01/2005
Hewitt Master Retire & Savings Trust
Attn D. V. Fund Accounting
801 S. Canal C3N
Chicago, IL  60675-0001

The Fund believes that most of the shares referred to above were held by the persons above in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

                              APPENDIX A - RATINGS



The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                              LSV ASSET MANAGEMENT


                             PROXY VOTING PROCEDURES

LSV's standard investment management agreement expressly authorizes LSV to vote proxies on behalf of the client's account. Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV's responsibility to vote proxies relating to securities held for the client's account.

ERISA ACCOUNTS. Unless proxy voting responsibility has been expressly reserved and is being exercised by another fiduciary for an ERISA plan client, LSV, as the investment adviser for the account, must vote all proxies relating to securities held for the plan's account. If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials.

Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client's investment. Proxy voting decisions must be made solely in the best interests of the client's account. In voting proxies, LSV is required to consider those factors that may affect the value of the client's investment and may not subordinate the interests of the client to unrelated objectives.

LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV will engage an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients' best interests are served by voting decisions. Clients are sent a copy of their respective guidelines on an annual basis.

LSV's purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently Institutional Shareholder Services ("ISS"). ISS will implement LSV's proxy voting process, cast all votes on LSV's behalf in accordance with LSV's proxy voting guidelines (unless otherwise instructed by LSV), provide assistance in developing guidelines and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring ISS to ensure that proxies are adequately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client's holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. LSV's use of ISS is not a delegation of LSV's fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV's interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV's support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client's best interest.

LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of LSV's voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

RECORDKEEPING. In accordance with the recordkeeping rules, LSV will retain: (i)
              Copies of its proxy voting policies and procedures.

(ii) A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).

(iii) A record of each vote cast on behalf of a client (maintained by the proxy voting service).

(iv) A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).

(v) A copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account.

(vi) LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.


LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV's principal office.

                              LSV ASSET MANAGEMENT

                             PROXY VOTING GUIDELINES



                                  INTRODUCTION


  The following summarizes the guidelines LSV Asset Management uses in making decisions about proxies. It is important to note that these are guidelines only and that votes may be cast differently than would be suggested by these guidelines. LSV retains Institutional Shareholder Services (ISS) for assistance in developing guidelines and in implementation of the voting and recordkeeping processes.





                              1. OPERATIONAL ITEMS


ADJOURN MEETING


Generally we vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.





AMEND QUORUM REQUIREMENTS


We vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.





AMEND MINOR BYLAWS


We vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).





CHANGE COMPANY NAME


We vote FOR proposals to change the corporate name.




CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING


We vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.


We vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS


We vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent

     o    Fees for non-audit services are excessive, or

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


We vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.


We vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.





TRANSACT OTHER BUSINESS


Vote AGAINST proposals to approve other business when it appears as voting item.




                             2. BOARD OF DIRECTORS


VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS


Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse

     o    Implement or renew a dead-hand or modified dead-hand poison pill

     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Failed to act on takeover offers where the majority of the shareholders tendered their shares

     o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.





AGE LIMITS


We vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.





BOARD SIZE


We vote FOR proposals seeking to fix the board size or designate a range for the board size.


We vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.





CLASSIFICATION/DECLASSIFICATION OF THE BOARD


We vote AGAINST proposals to classify the board.


We vote FOR proposals to repeal classified boards and to elect all directors annually.





CUMULATIVE VOTING


We vote AGAINST proposals to eliminate cumulative voting.


We vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.





DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION


Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.


We vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.


We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.


We vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     o    Only if the director's legal expenses would be covered.


ESTABLISH/AMEND NOMINEE QUALIFICATIONS


We vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.


We vote AGAINST shareholder proposals requiring two candidates per board seat.


FILLING VACANCIES/REMOVAL OF DIRECTORS


We vote AGAINST proposals that provide that directors may be removed only for cause.


We vote FOR proposals to restore shareholder ability to remove directors with or without cause.


We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.


We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.





INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)


We vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

     o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

     o    Majority of independent directors on board

     o    All-independent key committees

     o    Committee chairpersons nominated by the independent directors

     o    CEO performance reviewed annually by a committee of outside directors

     o    Established governance guidelines

     o    Company performance.





MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES


We vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by LSV's definition of independence.

We vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.





STOCK OWNERSHIP REQUIREMENTS


Generally we vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While LSV favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.





TERM LIMITS


We vote AGAINST shareholder proposals to limit the tenure of outside directors.




                               3. PROXY CONTESTS


VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS


Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

o Long-term financial performance of the target company relative to its industry; management's track record

o        Background to the proxy contest

o        Qualifications of director nominees (both slates)

o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.





REIMBURSING PROXY SOLICITATION EXPENSES


Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where LSV recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.





CONFIDENTIAL VOTING


We vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

               4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES


ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS


Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.





AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT


We vote AGAINST proposals giving the board exclusive authority to amend the bylaws.


We vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.





POISON PILLS


We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.


We review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.


We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.





SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT


We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.


We vote FOR proposals to allow or make easier shareholder action by written consent.




SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS


We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.


We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.




SUPERMAJORITY VOTE REQUIREMENTS


We vote AGAINST proposals to require a supermajority shareholder vote.


We vote FOR proposals to lower supermajority vote requirements.

                     5. MERGERS AND CORPORATE RESTRUCTURINGS


APPRAISAL RIGHTS


We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.





ASSET PURCHASES


We vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     o    Purchase price

     o    Fairness opinion

     o    Financial and strategic benefits

     o    How the deal was negotiated

     o    Conflicts of interest

     o    Other alternatives for the business

     o    Noncompletion risk.





ASSET SALES


Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Impact on the balance sheet/working capital

     o    Potential elimination of diseconomies

     o    Anticipated financial and operating benefits

     o    Anticipated use of funds

     o    Value received for the asset

     o    Fairness opinion

     o    How the deal was negotiated

     o    Conflicts of interest.





BUNDLED PROPOSALS


We Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.





CONVERSION OF SECURITIES


Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.


We vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.





CORPORATE  REORGANIZATION/DEBT   RESTRUCTURING/PREPACKAGED   BANKRUPTCY
PLANS/REVERSE  LEVERAGED  BUYOUTS/WRAP PLANS


Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    Dilution to existing shareholders' position

     o    Terms of the offer

     o    Financial issues

     o    Management's efforts to pursue other alternatives

     o    Control issues

     o    Conflicts of interest.


We vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.





FORMATION OF HOLDING COMPANY


Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    The reasons for the change

     o    Any financial or tax benefits

     o    Regulatory benefits

     o    Increases in capital structure

     o    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     o Increases in common or preferred stock in excess of the allowable maximum as calculated by ISS's Capital Structure model

     o    Adverse changes in shareholder rights





GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)


We vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.





JOINT VENTURES


Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.





LIQUIDATIONS


Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.


We vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.





MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION


Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     o Prospects of the combined company, anticipated financial and operating benefits

     o    Offer price

     o    Fairness opinion

     o    How the deal was negotiated

     o    Changes in corporate governance

     o    Change in the capital structure

     o    Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES


Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.


We vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.





SPINOFFS


Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

     o    Tax and regulatory advantages

     o    Planned use of the sale proceeds

     o    Valuation of spinoff

     o    Fairness opinion

     o    Benefits to the parent company

     o    Conflicts of interest

     o    Managerial incentives

     o    Corporate governance changes

     o    Changes in the capital structure.





VALUE MAXIMIZATION PROPOSALS


We vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.





                            6. STATE OF INCORPORATION


CONTROL SHARE ACQUISITION PROVISIONS


We vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.


We vote AGAINST proposals to amend the charter to include control share acquisition provisions.

We vote FOR proposals to restore voting rights to the control shares.


CONTROL SHARE CASHOUT PROVISIONS


We vote FOR proposals to opt out of control share cashout statutes.





DISGORGEMENT PROVISIONS


We vote FOR proposals to opt out of state disgorgement provisions.





FAIR PRICE PROVISIONS


We vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.


Generally, we vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.





FREEZEOUT PROVISIONS


We vote FOR proposals to opt out of state freezeout provisions.





GREENMAIL


We vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.


We review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.





REINCORPORATION PROPOSALS


Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.


We vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS


We vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.





STATE ANTITAKEOVER STATUTES


We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).





                                      7. CAPITAL STRUCTURE


ADJUSTMENTS TO PAR VALUE OF COMMON STOCK


We vote FOR management proposals to reduce the par value of common stock.





COMMON STOCK AUTHORIZATION


Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.


We vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.


We vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.





DUAL-CLASS STOCK


We vote AGAINST proposals to create a new class of common stock with superior voting rights.


We vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders

     o It is not designed to preserve the voting power of an insider or significant shareholder





ISSUE STOCK FOR USE WITH RIGHTS PLAN


We vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS


We review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.





PREFERRED STOCK


We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).


We vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).


We vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.


We vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.


We vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.





RECAPITALIZATION


Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.





REVERSE STOCK SPLITS


We vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.


We vote FOR management proposals to implement a reverse stock split to avoid delisting.


Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by LSV.





SHARE REPURCHASE PROGRAMS


We vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS


We vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by LSV.





TRACKING STOCK


Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.





                     8. EXECUTIVE AND DIRECTOR COMPENSATION


Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, LSV will value every award type. LSV will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once LSV determines the estimated cost of the plan, we compare it to a company-specific dilution cap.


Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

o        Cash compensation, and

o        Categorization of the company as emerging, growth, or mature.


These adjustments are pegged to market capitalization. LSV will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.





DIRECTOR COMPENSATION


Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH


Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.


We vote FOR plans which provide a dollar-for-dollar cash for stock exchange.


Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.




DIRECTOR RETIREMENT PLANS


We vote AGAINST retirement plans for nonemployee directors.


We vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.





MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS


Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     o    Historic trading patterns

     o    Rationale for the repricing

     o    Value-for-value exchange

     o    Option vesting

     o    Term of the option

     o    Exercise price

     o    Participation.





EMPLOYEE STOCK PURCHASE PLANS


Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.


We vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value

     o    Offering period is 27 months or less, and

     o    Potential voting power dilution (VPD) is ten percent or less.

We vote AGAINST employee stock purchase plans where any of the following apply:

     o    Purchase price is less than 85 percent of fair market value, or

     o    Offering period is greater than 27 months, or

     o    VPD is greater than ten percent




INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)


We vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).


We vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.


Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.


Generally, we vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.




EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)


We vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)




401(K) EMPLOYEE BENEFIT PLANS


We vote FOR proposals to implement a 401(k) savings plan for employees.





SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY


Generally, we vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.


We vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.


We vote AGAINST shareholder proposals requiring director fees be paid in stock only.


We vote FOR shareholder proposals to put option repricings to a shareholder vote.


We vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING


Generally, we vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.





PERFORMANCE-BASED STOCK OPTIONS


We vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

     o    Whether the proposal mandates that ALL awards be performance-based

     o Whether the proposal extends beyond executive awards to those of lower-ranking employees

     o Whether the company's stock-based compensation plans meet LSV's SVT criteria and do not violate our repricing guidelines




GOLDEN AND TIN PARACHUTES


We vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.


We vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

     o The parachute should be less attractive than an ongoing employment opportunity with the firm

     o    The triggering mechanism should be beyond the control of management

     o The amount should not exceed three times base salary plus guaranteed benefits




                       9. SOCIAL AND ENVIRONMENTAL ISSUES


CONSUMER ISSUES AND PUBLIC SAFETY


ANIMAL RIGHTS


We vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

     o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

     o The availability and feasibility of alternatives to animal testing to ensure product safety, and

     o    The degree that competitors are using animal-free testing.

Generally, we vote FOR proposals seeking a report on the company's animal welfare standards unless:

     o The company has already published a set of animal welfare standards and monitors compliance

     o The company's standards are comparable to or better than those of peer firms, and

     o There are no serious controversies surrounding the company's treatment of animals




DRUG PRICING


We vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

     o    Whether the proposal focuses on a specific drug and region

     o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

     o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

     o    Whether the company already limits price increases of its products

     o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

     o    The extent that peer companies implement price restraints




GENETICALLY MODIFIED FOODS


We vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

     o    The costs and feasibility of labeling and/or phasing out

     o The nature of the company's business and the proportion of it affected by the proposal

     o The proportion of company sales in markets requiring labeling or GMO-free products

     o    The extent that peer companies label or have eliminated GMOs

     o Competitive benefits, such as expected increases in consumer demand for the company's products

     o The risks of misleading consumers without federally mandated, standardized labeling

     o    Alternatives to labeling employed by the company.


We vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

We vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.


We vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     o    The extent that peer companies have eliminated GMOs

     o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

     o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

     o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.


We vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.




HANDGUNS


Generally, we vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.




PREDATORY LENDING


We vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

     o Whether the company has adequately disclosed the financial risks of its subprime business

     o Whether the company has been subject to violations of lending laws or serious lending controversies

     o    Peer companies' policies to prevent abusive lending practices.




TOBACCO


Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

     o    Whether the company complies with all local ordinances and regulations

     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

     o    The risk of any health-related liabilities.




Advertising to youth:

     o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

     o Whether the company has gone as far as peers in restricting advertising

     o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

     o    Whether restrictions on marketing to youth extend to foreign countries




Cease production of tobacco-related products or avoid selling products to tobacco companies:

     o    The percentage of the company's business affected

     o The economic loss of eliminating the business versus any potential tobacco-related liabilities.




Spinoff tobacco-related businesses:

     o    The percentage of the company's business affected

     o    The feasibility of a spinoff

     o Potential future liabilities related to the company's tobacco business.




Stronger product warnings:


We vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.





Investment in tobacco stocks:


We vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY


ARCTIC NATIONAL WILDLIFE REFUGE


We vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

     o    Whether there are publicly available environmental impact reports;

     o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

     o    The current status of legislation regarding drilling in ANWR.





CERES PRINCIPLES


We vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

     o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

     o Environmentally conscious practices of peer companies, including endorsement of CERES

     o    Costs of membership and implementation.




ENVIRONMENTAL REPORTS


Generally, we vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.




GLOBAL WARMING


Generally, we vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

     o    The company's level of disclosure lags that of its competitors, or

     o The company has a poor environmental track record, such as violations of federal and state regulations.




RECYCLING


We vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     o    The nature of the company's business and the percentage affected

     o    The extent that peer companies are recycling

     o    The timetable prescribed by the proposal

     o    The costs and methods of implementation

     o Whether the company has a poor environmental track record, such as violations of federal and state regulations.




RENEWABLE ENERGY


We vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

     o    The nature of the company's business and the percentage affected

     o The extent that peer companies are switching from fossil fuels to cleaner sources

     o    The timetable and specific action prescribed by the proposal

     o    The costs of implementation

     o    The company's initiatives to address climate change


Generally, we vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.


GENERAL CORPORATE ISSUES


LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE


We vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     o    The relevance of the issue to be linked to pay

     o The degree that social performance is already included in the company's pay structure and disclosed

     o The degree that social performance is used by peer companies in setting pay

     o Violations or complaints filed against the company relating to the particular social performance measure

     o Artificial limits sought by the proposal, such as freezing or capping executive pay

     o    Independence of the compensation committee

     o    Current company pay levels.




CHARITABLE/POLITICAL CONTRIBUTIONS


Generally, we vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     o The company is in compliance with laws governing corporate political activities, and

     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.


We vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.


We vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.


We vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.


We vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.




LABOR STANDARDS AND HUMAN RIGHTS


CHINA PRINCIPLES


We vote AGAINST proposals to implement the China Principles unless:

     o There are serious controversies surrounding the company's China operations, and

     o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS


We vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     o    The nature and amount of company business in that country

     o    The company's workplace code of conduct

     o    Proprietary and confidential information involved

     o    Company compliance with U.S. regulations on investing in the country

     o    Level of peer company involvement in the country.




INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS


We vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

     o    Agreements with foreign suppliers to meet certain workplace standards

     o    Whether company and vendor facilities are monitored and how

     o    Company participation in fair labor organizations

     o    Type of business

     o    Proportion of business conducted overseas

     o    Countries of operation with known human rights abuses

     o Whether the company has been recently involved in significant labor and human rights controversies or violations

     o    Peer company standards and practices

     o    Union presence in company's international factories


Generally, we vote FOR reports outlining vendor standards compliance unless any of the following apply:

     o The company does not operate in countries with significant human rights violations

     o    The company has no recent human rights controversies or violations, or

     o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES


We vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     o    Company compliance with or violations of the Fair Employment Act of
          1989

     o Company antidiscrimination policies that already exceed the legal requirements

     o    The cost and feasibility of adopting all nine principles

     o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

     o    The potential for charges of reverse discrimination

     o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

     o    The level of the company's investment in Northern Ireland

     o    The number of company employees in Northern Ireland

     o    The degree that industry peers have adopted the MacBride Principles

     o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.




MILITARY BUSINESS


FOREIGN MILITARY SALES/OFFSETS


We vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.




LANDMINES AND CLUSTER BOMBS


We vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     o    Whether the company has in the past manufactured landmine components

     o    Whether the company's peers have renounced future production


We vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     o    What weapons classifications the proponent views as cluster bombs

     o Whether the company currently or in the past has manufactured cluster bombs or their components

     o    The percentage of revenue derived from cluster bomb manufacture

     o    Whether the company's peers have renounced future production




NUCLEAR WEAPONS


We vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.





SPACED-BASED WEAPONIZATION


Generally, we vote FOR reports on a company's involvement in spaced-based weaponization unless:

     o    The information is already publicly available or

     o    The disclosures sought could compromise proprietary information.


WORKPLACE DIVERSITY


BOARD DIVERSITY


Generally, we vote FOR reports on the company's efforts to diversify the board, unless:

     o The board composition is reasonably inclusive in relation to companies of similar size and business or

     o The board already reports on its nominating procedures and diversity initiatives.


We vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     o    The degree of board diversity

     o    Comparison with peer companies

     o    Established process for improving board diversity

     o    Existence of independent nominating committee

     o    Use of outside search firm

     o    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)


Generally, we vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     o    The company has well-documented equal opportunity programs

     o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     o    The company has no recent EEO-related violations or litigation.


We vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.




GLASS CEILING


Generally, we vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     o    The composition of senior management and the board is fairly inclusive

     o The company has well-documented programs addressing diversity initiatives and leadership development

     o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     o The company has had no recent, significant EEO-related violations or litigation




SEXUAL ORIENTATION


We vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

o Whether the company's EEO policy is already in compliance with federal, state and local laws

     o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

     o    The industry norm for including sexual orientation in EEO statements

     o Existing policies in place to prevent workplace discrimination based on sexual orientation


We vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.




                             10. MUTUAL FUND PROXIES


ELECTION OF DIRECTORS


We vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

     o    Board structure

     o    Director independence and qualifications

     o    Attendance at board and committee meetings.


Votes should be withheld from directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     o Ignore a shareholder proposal that is approved by a majority of shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Are interested directors and sit on the audit or nominating committee, or

     o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND


We vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Past performance as a closed-end fund

     o    Market in which the fund invests

     o    Measures taken by the board to address the discount

     o    Past shareholder activism, board activity

     o    Votes on related proposals.




PROXY CONTESTS


Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Past performance relative to its peers

     o    Market in which fund invests

     o    Measures taken by the board to address the issues

     o Past shareholder activism, board activity, and votes on related proposals

     o    Strategy of the incumbents versus the dissidents

     o    Independence of directors

     o    Experience and skills of director candidates

     o    Governance profile of the company

     o    Evidence of management entrenchment




INVESTMENT ADVISORY AGREEMENTS


Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Proposed and current fee schedules

     o    Fund category/investment objective

     o    Performance benchmarks

     o    Share price performance compared to peers

     o    Resulting fees relative to peers

     o    Assignments (where the advisor undergoes a change of control).




APPROVE NEW CLASSES OR SERIES OF SHARES


We vote FOR the establishment of new classes or series of shares.




PREFERRED STOCK PROPOSALS


Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Stated specific financing purpose

     o    Possible dilution for common shares

     o    Whether the shares can be used for antitakeover purposes.




1940 ACT POLICIES


Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Potential competitiveness

     o    Regulatory developments

     o    Current and potential returns

     o    Current and potential risk.


Generally, we vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.




CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL


RESTRICTION


Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

o        The fund's target investments

o        The reasons given by the fund for the change

o        The projected impact of the change on the portfolio.




CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL


We vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.




NAME CHANGE PROPOSALS


Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Political/economic changes in the target market

     o    Consolidation in the target market

     o    Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION


Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

o        Potential competitiveness

o        Current and potential returns

o        Risk of concentration

o        Consolidation in target industry




DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION


We vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Strategies employed to salvage the company

     o    The fund's past performance

     o    Terms of the liquidation.




CHANGES TO THE CHARTER DOCUMENT


Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    The degree of change implied by the proposal

     o    The efficiencies that could result

     o    The state of incorporation

     o    Regulatory standards and implications.



We vote AGAINST any of the following changes:

     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     o Removal of shareholder approval requirement for amendments to the new declaration of trust

     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

     o Removal of shareholder approval requirement to change the domicile of the fund




CHANGE THE FUND'S DOMICILE


We vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

     o    Regulations of both states

     o    Required fundamental policies of both states

     o    Increased flexibility available.




AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL


We vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.




DISTRIBUTION AGREEMENTS


We vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Fees charged to comparably sized funds with similar objectives

     o    The proposed distributor's reputation and past performance

     o    The competitiveness of the fund in the industry

     o    Terms of the agreement.

MASTER-FEEDER STRUCTURE


We vote FOR the establishment of a master-feeder structure.




MERGERS


We vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

o        Resulting fee structure

o        Performance of both funds

o        Continuity of management personnel

o Changes in corporate governance and their impact on shareholder rights.




SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT


Generally, we vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While LSV favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.




SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES


Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where LSV recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.




SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR


Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

     o    Performance of the fund's NAV

     o    The fund's history of shareholder relations

     o    The performance of other funds under the advisor's management.

                       STATEMENT OF ADDITIONAL INFORMATION

                      MCKEE INTERNATIONAL EQUITY PORTFOLIO

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2007

                               INVESTMENT ADVISER:
                                 C.S. MCKEE L.P.

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the McKee International Equity Portfolio (the "Fund"). This SAI should be read in conjunction with the prospectus dated March 1, 2007. Capitalized terms not defined herein are defined in the prospectus. The financial statements and notes thereto contained in the 2006 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2006 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's prospectus or Annual Report free of charge by calling the Fund at 866-625-3346.


                                TABLE OF CONTENTS


THE TRUST ................................................................. S-1
DESCRIPTION OF PERMITTED INVESTMENTS ...................................... S-1
INVESTMENT POLICIES OF THE FUND .......................................... S-28
INVESTMENT ADVISORY AND OTHER SERVICES ................................... S-30
PORTFOLIO MANAGERS ....................................................... S-31
THE ADMINISTRATOR ........................................................ S-32
THE DISTRIBUTOR .......................................................... S-33
TRANSFER AGENT ........................................................... S-34
CUSTODIAN ................................................................ S-34
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................ S-34
LEGAL COUNSEL ............................................................ S-34
TRUSTEES AND OFFICERS OF THE TRUST ....................................... S-34
PURCHASING AND REDEEMING SHARES .......................................... S-40
DETERMINATION OF NET ASSET VALUE ......................................... S-40
TAXES .................................................................... S-41
BROKERAGE ALLOCATION AND OTHER PRACTICES ................................. S-45
PORTFOLIO HOLDINGS ....................................................... S-47
DESCRIPTION OF SHARES .................................................... S-49
SHAREHOLDER LIABILITY .................................................... S-49
LIMITATION OF TRUSTEES' LIABILITY ........................................ S-49
PROXY VOTING ............................................................. S-49
CODES OF ETHICS .......................................................... S-49
5% AND 25% SHAREHOLDERS .................................................. S-50
APPENDIX A - RATINGS .....................................................  A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES ........................  B-1


March 1, 2007
                                                                 CSM-SX-001-0600

THE TRUST


GENERAL. The Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Generally, each fund pays its
(i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

HISTORY OF THE FUND. The McKee International Equity Portfolio is the successor to the UAM Funds, Inc. McKee International Equity Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by C.S. McKee L.P. ("McKee" or the "Adviser") using the same investment objective, strategies, policies and restrictions as those used by the Fund. The Predecessor Fund's date of inception was May 26, 1994. The Predecessor Fund dissolved and reorganized into the McKee International Equity Portfolio on June 24, 2002. All of the assets and liabilities of the Predecessor Fund were transferred to its successor in connection with the Fund's commencement of operations on June 24, 2002.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.



DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUND USE?

The Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. government securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     o    By the right of the issuer to borrow from the U.S. Treasury;

     o By the discretionary authority of the U.S. government to buy the obligations of the agency; or

     o    By the credit of the sponsoring agency.


While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC - Freddie Mac is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. Freddie Mac issues Participation Certificates ("PCs") which represent interests in conventional mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, Freddie Mac, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Fund will only invest in a security issued by a commercial bank if the bank:

     o Has total assets of at least $1 billion, or the equivalent in other currencies;

     o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.


TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:


MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o     INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o     PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can reduce the value of mortgage-backed securities, which may cause your share price to fall. Lower rates may motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o     EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o     CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Fund may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to certain risks.


TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.


OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o     PURCHASING PUT AND CALL OPTIONS


When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o     SELLING (WRITING) PUT AND CALL OPTIONS

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.



         At the time of selling a put option, the Fund may cover the put option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.


o     OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o     OPTIONS ON FUTURES


An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.


o     COMBINED POSITIONS


The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


o     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

     o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     o    Do not require an initial margin deposit.

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.


FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o   EQUITY SWAPS


In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

o   INTEREST RATE SWAPS


Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

o   CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.


CORRELATION OF PRICES - The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.


Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

     o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     o    have to purchase or sell the instrument underlying the contract;

     o    not be able to hedge its investments; and

     o    not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     o the facilities of the exchange may not be adequate to handle current trading volume;

     o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     o investors may lose interest in a particular derivative or category of derivatives.


MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.


VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     o    actual and anticipated changes in interest rates;

     o    fiscal and monetary policies; and

     o    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:


COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one-month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.


An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     o Factors affecting an entire industry, such as increases in production costs; and

     o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPOS") - The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Fund can invest in foreign securities in a number of ways:

     o The Fund can invest directly in foreign securities denominated in a foreign currency;

     o The Fund can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     o    The Fund can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the U.S. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the U.S. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter ("OTC") market located outside of the U.S. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the U.S. Foreign stock markets tend to differ from those in the U.S. in a number of ways.

Foreign stock markets:

     o are generally more volatile than, and not as developed or efficient as, those in the U.S.;

     o    have substantially less volume;

     o trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the U.S.

     o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     o restrictions on transferring securities within the U.S. or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o Offer less protection of property rights than more developed countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

INVESTMENT COMPANIES

The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or U.S. Securities and Exchange Commission ("SEC") staff interpretations thereunder.

NON-DIVERSIFICATION

The Fund is non-diversified, as that term is defined in the 1940 Act, which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. Although the Adviser does not intend to invest more than 5% of the Fund's assets in any single issuer (with the exception of securities which are issued or guaranteed by a national government), the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that the Fund be diversified (I.E., will not invest more than 5% of its assets in the securities in any one issuer) with respect to 50% of its assets.

REPURCHASE AGREEMENTS

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

When the Fund enters into a repurchase agreement it will:

     o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).


If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED AND ILLIQUID SECURITIES

While the Fund does not anticipate doing so, it may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933
Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board of Trustees (the "Board"). This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

     o    Take advantage of an anticipated decline in prices.

     o    Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.


SHORT SALES AGAINST THE BOX - In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.

RESTRICTIONS ON SHORT SALES:

The Fund will not short sell a security if:

     o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

     o The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets.

     o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.


INVESTMENT POLICIES OF THE FUND

FUNDAMENTAL POLICIES

The following limitations are fundamental polices, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. Unless otherwise noted, the Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to illiquid securities and borrowing) and other applicable investment requirements immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

     o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply when the Fund is classified as a non-diversified series of an open-end investment company under the 1940 Act.

     o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time.

     o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

     o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

     o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

     o Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

     o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

     o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

In addition to the investment objective of the Fund, the following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund may:

     o not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33(1)/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

          Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33(1)/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

     o purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     o purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     o    invest in the securities of foreign issuers.

     o purchase shares of other investment companies to the extent permitted by applicable law.

     o Notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

     o The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

     o invest in illiquid and restricted securities to the extent permitted by applicable law.

     o The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and
          (2) limiting its holdings of such securities to 15% of net assets.

     o    write covered call options and may buy and sell put and call options.

     o    enter into repurchase agreements.

     o lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33(1)/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

     o    sell securities short and engage in short sales "against the box."

     o    enter into swap transactions.

Further, the Fund may not change its investment strategy to invest at least 80% of its net assets in equity securities of companies located in at least three countries other than the U.S. without 60 days' prior written notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. C.S. McKee L.P., a Pennsylvania limited partnership located at One Gateway Center, Pittsburgh, PA 15222, is the Fund's investment adviser. The Adviser manages and supervises the investment of the Fund's assets on a discretionary basis. As of December 31, 2006, the Adviser had approximately $7.4 billion in assets under management. The Adviser was formed by certain officers of the Fund's former adviser, C.S. McKee & Co., Inc. (the "Former Adviser") who purchased the Former Adviser's investment advisory business on January 10, 2002. The Former Adviser was an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation). The Adviser is not affiliated with Old Mutual (US) Holdings Inc.

Despite this transaction, there were no changes in the actual investment management services, administrative functions, supervisory responsibilities or fee arrangements for the Fund. In addition, the persons responsible for the day to day management of the Fund did not change and the Adviser continues the business of the Former Adviser. The Adviser and the Former Adviser have provided investment management services to pension and profit sharing plans, trusts and endowments, 401(k) and thrift plans, corporations and other institutions and individuals since 1972.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services, the McKee International Equity Portfolio pays the Adviser a fee calculated at an annual rate of 0.70% of its daily net assets. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the last three fiscal years, the Fund paid the following in management fees to the
Adviser:

------------------------------------------------ ---------------------------------------------------------------------------
                     FUND                                                        FEES PAID
------------------------------------------------ ---------------------------------------------------------------------------
                                                          2004                      2005                      2006
------------------------------------------------ ------------------------ -------------------------- -----------------------
McKee International Equity Portfolio                   $1,334,157                $1,615,384                $1,705,939
------------------------------------------------ ------------------------ -------------------------- -----------------------

PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and how the portfolio managers are compensated.

COMPENSATION. The Adviser compensates the Fund's portfolio managers, Gregory M. Melvin and William J. Andrews, for their management of the Fund. The portfolio managers' overall compensation is designed to be competitive with similar investment advisers and to compensate the portfolio managers for their contributions to the Adviser and its investment products. The portfolio managers' compensation consists of a salary, retirement plan, equity ownership in the Adviser, profit participation and a discretionary bonus. The discretionary bonus is based in part on the Fund's one- and three-year pre-tax performance measured against the MSCI EAFE Index and the Adviser's assets under management, as well as other factors, including the portfolio managers' investment ideas, leadership, and overall contributions to the investment team.

Mr. Melvin also receives compensation in his role as President of Dartmouth Capital Advisors, Inc. For his services in the investment management of approximately 52 accounts, Mr. Melvin receives a management fee that is based upon a percentage of assets under management. Dartmouth Capital Advisors, Inc is not affiliated with the Fund or the Adviser, and the compensation Mr. Melvin receives from Dartmouth Capital Advisors, Inc. does not affect the Fund or the Adviser in any way. There is no overlap between the accounts at Dartmouth Capital Advisors, Inc. and the Fund, and Mr. Melvin's management of Dartmouth Capital Advisors, Inc. accounts does not present a conflict with his management of the Fund.

FUND SHARES OWNED BY THE PORTFOLIO MANAGERS. The following table shows the dollar amount range of the portfolio managers' "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

---------------------------------------- ----------------------------------------------------------------------------------
NAME                                                                    DOLLAR RANGE OF FUND SHARES*
---------------------------------------- ----------------------------------------------------------------------------------
Gregory M. Melvin                                                           $100,001 - $500,000
---------------------------------------- ----------------------------------------------------------------------------------
William J. Andrews                                                          $100,001 - $500,000
---------------------------------------- ----------------------------------------------------------------------------------

*    Valuation date is October 31, 2006.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. Note that two of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of October 31, 2006.

------------------ ------------------------------------ --------------------------------- ------------------------------------
                     REGISTERED INVESTMENT COMPANIES    OTHER POOLED INVESTMENT VEHICLES            OTHER ACCOUNTS
------------------ ------------------------------------ --------------------------------- ------------------------------------
                      NUMBER OF        TOTAL ASSETS       NUMBER OF       TOTAL ASSETS      NUMBER OF        TOTAL ASSETS
      NAME            ACCOUNTS                             ACCOUNTS                          ACCOUNTS
------------------ ---------------- ------------------- --------------- ----------------- --------------- --------------------
Gregory M. Melvin         1             39,000,000            0               None             400*         $7,079,000,000
------------------ ---------------- ------------------- --------------- ----------------- --------------- --------------------
William J.                1             39,000,000            0               None             348*         $6,984,000,000
Andrews
------------------ ---------------- ------------------- --------------- ----------------- --------------- --------------------

*    Two accounts are subject to a performance-based advisory fee.

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, it is also possible that a potential conflict of interest may arise because the portfolio managers manage an account with a performance-based management fee in addition to the Fund and other accounts without a performance-based fee. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in assets, 0.10% for the next $250 million in assets, 0.08% for the next $250 million in assets and 0.04% for all assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Fund as a percentage of average daily net assets. Due to these minimums, the annual administration fee the Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the following administration fees:

---------------------------------------------- -----------------------------------------------------------------------------
                                                                                FEES PAID
                                               -----------------------------------------------------------------------------
                 FUND                                      2004                        2005                   2006
---------------------------------------------- ------------------------------ ----------------------- ----------------------
McKee International Equity Portfolio                     $228,713                    $276,925               $292,214
---------------------------------------------- ------------------------------ ----------------------- ----------------------


THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust (the "Transfer Agent").

CUSTODIAN

Union Bank of California, 475 Sansome Street; 15th Floor, San Francisco, California 94111 (the "Custodian") acts as custodian for the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700 Philadelphia, PA 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers LLP, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said reports.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Fund and each of the Trust's additional 40 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

----------------------------- ------------------ --------------------------------- -------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH             PRINCIPAL OCCUPATIONS                 OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH               OF TERM               IN PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------- ------------------ --------------------------------- -------------------------------------------
Robert Nesher                 Chairman of the    SEI employee 1974 to present;     Trustee of The Advisors' Inner Circle
(DOB 08/17/46)                Board of           currently performs various        Fund II, Bishop Street Funds, SEI Global
                              Trustees*          services on behalf of SEI         Master Fund, plc, SEI Global Assets Fund,
                              (since 1991)       Investments for which Mr.         plc, SEI Global Investments Fund, plc,
                                                 Nesher is compensated.            SEI Investments Global, Limited, SEI
                                                 Executive Vice President of SEI   Opportunity Master Fund, L.P., SEI
                                                 Investments, 1986 to 1994.        Opportunity Fund, L.P., SEI Asset
                                                 Director and Executive Vice       Allocation Trust, SEI Index Fund, SEI
                                                 President of the Administrator    Daily Income Trust, SEI Institutional
                                                 and the Distributor, 1981 to      International Trust, SEI Institutional
                                                 1994.                             Investments Trust, SEI Institutional
                                                                                   Managed Trust, SEI Liquid Asset Trust and
                                                                                   SEI Tax Exempt Trust.
----------------------------- ------------------ --------------------------------- -------------------------------------------

----------------------------- ------------------ --------------------------------- -------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH             PRINCIPAL OCCUPATIONS                 OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH               OF TERM               IN PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
William M. Doran              Trustee*           Self-Employed Consultant since    Trustee of The Advisors' Inner Circle
(DOB 05/26/40)                (since 1992)       2003.  Partner, Morgan, Lewis &   Fund II, Bishop Street Funds, SEI Asset
                                                 Bockius LLP (law firm) from       Allocation Trust, SEI Daily Income Trust,
                                                 1976 to 2003, counsel to the      SEI Index Fund, SEI Institutional
                                                 Trust, SEI Investments, the       International Trust, SEI Institutional
                                                 Administrator and the             Investments Trust, SEI Institutional
                                                 Distributor. Director of the      Managed Trust, SEI Liquid Asset Trust and
                                                 Distributor since 2003.           SEI Tax Exempt Trust., SEI Investments -
                                                 Director of SEI Investments       Global Fund Services Limited, SEI
                                                 since 1974; Secretary of SEI      Investments Global, Limited, SEI
                                                 Investments since 1978.           Investments (Europe), Limited, SEI
                                                                                   Investments (Asia) Limited, and SEI Asset
                                                                                   Korea Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------- ------------------ --------------------------------- -------------------------------------------
Charles E. Carlbom            Trustee            Self-Employed Business            Trustee of The Advisors' Inner Circle
(DOB 08/20/34)                (since 2005)       Consultant, Business              Fund II, Bishop Street Funds; Board
                                                 Projects Inc. since 1997.         Member, Oregon Transfer Co., and O.T.
                                                 Director, Crown Pacific Inc.,     Logistics, Inc.
                                                 CEO and President, United
                                                 Grocers Inc. from 1997 to 2000.
----------------------------- ------------------ --------------------------------- -------------------------------------------
Mitchell A. Johnson           Trustee            Retired.                          Trustee of The Advisors' Inner Circle
(DOB 03/01/42)                (since 2005)                                         Fund II, Bishop Street Funds; Director,
                                                                                   Federal Agricultural Mortgage
                                                                                   Corporation; Trustee of Diversified
                                                                                   Investors Portfolio, The Diversified
                                                                                   Investors Fund Group, The Diversified
                                                                                   Investors Fund Group II, and the
                                                                                   Diversified Investors Strategies
                                                                                   Variable Funds.

----------------------------- ------------------ --------------------------------- -------------------------------------------
Betty L. Krikorian            Trustee             Self-Employed Legal and          Trustee of The Advisors' Inner Circle
(DOB 01/23/43)                (since 2005)       Financial Services Consultant     Fund II and Bishop Street Funds.
                                                 since 2003.  State Street Bank
                                                 In-house counsel, 1995 to 2003.
----------------------------- ------------------ --------------------------------- -------------------------------------------

----------------------------- ------------------ --------------------------------- -------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH             PRINCIPAL OCCUPATIONS                 OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH               OF TERM               IN PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
Eugene B. Peters              Trustee             Private investor from 1987 to    Trustee of The Advisors' Inner Circle
(DOB 06/03/29)                (since 1993)        present.  Vice president and     Fund II and Bishop Street Funds.
                                                  Chief Financial Officer,
                                                  Western Company of North
                                                  America (petroleum service
                                                  company), 1980 to 1986.
                                                  President of Gene Peters and
                                                  Associates (import company),
                                                  1978 to 1980. President and
                                                  Chief Executive Officer of
                                                  Jos. Schlitz Brewing Company
                                                  before 1978.
----------------------------- ------------------ --------------------------------- -------------------------------------------
James M. Storey               Trustee             Attorney, Solo Practitioner      Trustee of The Advisors' Inner Circle
(DOB 04/12/31)                (since 1994)       since 1994. Partner, Dechert      Fund II, Bishop Street Funds,
                                                 Price & Rhoads (law firm),        Massachusetts Health and Education
                                                 September 1987 to December 1993.  Tax-Exempt Trust, SEI Asset Allocation
                                                                                   Trust, SEI Daily Income Trust, SEI Index
                                                                                   Fund, SEI Institutional International
                                                                                   Trust, SEI Institutional Investments
                                                                                   Trust, SEI Institutional Managed Trust,
                                                                                   SEI Liquid Asset Trust and SEI Tax
                                                                                   Exempt Trust, and U.S. Charitable Gift
                                                                                   Trust.

----------------------------- ------------------ --------------------------------- -------------------------------------------
George J. Sullivan, Jr.       Trustee             Chief Executive Officer,         Trustee of The Advisors' Inner Circle
(DOB 11/13/42)                (since 1999)       Newfound Consultants Inc. since   Fund II, Bishop Street Funds, SEI Asset
                                                 April 1997.  General Partner,     Allocation Trust, SEI Opportunity Fund,
                                                 Teton Partners, L.P., June 1991   SEI Daily Income Trust, SEI Index Fund,
                                                 to December 1996; Chief           SEI Institutional International Trust,
                                                 Financial Officer, Nobel          SEI Institutional Investments Trust, SEI
                                                 Partners, L.P., March 1991 to     Institutional Managed Trust, SEI Liquid
                                                 December 1996; Treasurer and      Asset Trust, SEI Opportunity Master Fund,
                                                 Clerk, Peak Asset Management,     SEI Tax Exempt Trust, and State Street
                                                 Inc., since 1991.                 Navigator Securities Lending Trust.
----------------------------- ------------------ --------------------------------- -------------------------------------------


* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor.


BOARD STANDING COMMITTEES. The Board has established the following standing committees:

     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met seven times in the most recently completed fiscal year.

     o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 44 times in the most recently completed fiscal year.

     o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

  ------------------- ---------------------------------------------- -----------------------------------------------------
                                                                               AGGREGATE DOLLAR RANGE OF SHARES
  NAME                        DOLLAR RANGE OF FUND SHARES*                               (ALL FUNDS)*
  ------------------- ---------------------------------------------- -----------------------------------------------------
       Carlbom                            None                                               None
  ------------------- ---------------------------------------------- -----------------------------------------------------
        Doran                             None                                               None
  ------------------- ---------------------------------------------- -----------------------------------------------------
       Johnson                            None                                               None
  ------------------- ---------------------------------------------- -----------------------------------------------------
      Krikorian                           None                                               None
  ------------------- ---------------------------------------------- -----------------------------------------------------
        Nesher                            None                                               None
  ------------------- ---------------------------------------------- -----------------------------------------------------
        Peters                            None                                               None
  ------------------- ---------------------------------------------- -----------------------------------------------------
        Storey                            None                                               None
  ------------------- ---------------------------------------------- -----------------------------------------------------
       Sullivan                           None                                               None
  ------------------- ---------------------------------------------- -----------------------------------------------------

*    Valuation date is December 31, 2006.




BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


---------------------- --------------------------- --------------------------- -------------------------- ---------------------
                               AGGREGATE             PENSION OR RETIREMENT                                 TOTAL COMPENSATION
        NAME                                        BENEFITS ACCRUED AS PART       ESTIMATED ANNUAL        FROM THE TRUST AND
                              COMPENSATION              OF FUND EXPENSES       BENEFITS UPON RETIREMENT      FUND COMPLEX*
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Carlbom                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
        Doran                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Johnson                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Krikorian                 $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Nesher                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Peters                   $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Storey                   $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Sullivan                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Carlbom                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------

*    The Trust is the only investment company in the "Fund Complex."



TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

--------------------------- ------------------------- -------------------------------------------- ---------------------------
         NAME AND           POSITION WITH TRUST AND      PRINCIPAL OCCUPATIONS IN PAST 5 YEARS      OTHER DIRECTORSHIPS HELD
      DATE OF BIRTH              LENGTH OF TERM
--------------------------- ------------------------- -------------------------------------------- ---------------------------
James F. Volk                      President          Chief Accounting Officer and Chief           None.
(DOB 08/28/62)                    (since 2003)        Compliance Officer at SEI Investment
                                                      Manager Services since 2004.  Senior
                                                      Operations Officer at SEI
                                                      Investments, Fund
                                                      Accounting and
                                                      Administration from 1996
                                                      to 2004.
--------------------------- ------------------------- -------------------------------------------- ---------------------------
Michael Lawson                Controller and Chief    Director, Fund Accounting since July 2005,   None.
(DOB 10/8/60)                  Financial Officer      Manager, Fund Accounting, SEI Investments
                                  (since              2005) AVP, from April 1995
                                                      through July 2005,
                                                      excluding February 1998
                                                      through October 1998,
                                                      Assistant Product Manager,
                                                      Pilgrim Baxter &
                                                      Associates February 1998
                                                      through October 1998.
--------------------------- ------------------------- -------------------------------------------- ---------------------------
Russell Emery                   Chief Compliance      Director of Investment Product Management    None.
(DOB 12/18/62)                      Officer           and Development, SEI Investments, since
                                  (since              2006) February 2003;
                                                      Senior Investment Analyst
                                                      - Equity Team, SEI
                                                      Investments, from March
                                                      2000 to February 2003.
--------------------------- ------------------------- -------------------------------------------- ---------------------------
Timothy D. Barto               Vice President and     General Counsel and Secretary of SIMC and    None.
(DOB 03/28/68)                Assistant Secretary     the Administrator since 2004.  Vice
                                  (since 1999)        President of SIMC and the Administrator
                                                      since 1999.  Vice President and Assistant
                                                      Secretary of SEI Investments since 2001.
                                                      Assistant Secretary of SIMC, the
                                                      Administrator and the Distributor and Vice
                                                      President of the Distributor from 1999 to
                                                      2003.
--------------------------- ------------------------- -------------------------------------------- ---------------------------
James Ndiaye                     Vice President       Vice President and Assistant Secretary of    None.
(DOB 09/11/68)                   and Secretary        SIMC since 2005.  Vice President at
                                  (since              2004) Deutsche Asset
                                                      Management from 2003 to
                                                      2004. Associate at Morgan,
                                                      Lewis & Bockius LLP from
                                                      2000 to 2003. Assistant
                                                      Vice President at ING
                                                      Variable Annuities Group
                                                      from 1999 to 2000.
--------------------------- ------------------------- -------------------------------------------- ---------------------------
Sofia A. Rosala                  Vice President       Vice President and Assistant Secretary of    None.
(DOB 02/01/74)              and Assistant Secretary   SIMC and the Administrator since 2005.
                                  (since              2006) Compliance Officer
                                                      at SEI Investments from
                                                      2001 to 2004. Account and
                                                      Product Consultant at SEI
                                                      Private Trust Company from
                                                      1998 to 2001.
--------------------------- ------------------------- -------------------------------------------- ---------------------------

--------------------------- ------------------------- -------------------------------------------- ---------------------------
         NAME AND           POSITION WITH TRUST AND      PRINCIPAL OCCUPATIONS IN PAST 5 YEARS      OTHER DIRECTORSHIPS HELD
      DATE OF BIRTH              LENGTH OF TERM
--------------------------- ------------------------- -------------------------------------------- ---------------------------
Nicole Welch                AML Officer               Compliance Analyst, TD Waterhouse, 2004.     None.
(DOB 09/13/77)              (since 2005)              Senior Compliance Analyst, UBS Financial
                                                      Services, 2002-2004.  Knowledge Management
                                                      Analyst, PricewaterhouseCoopers
                                                      Consulting, 2000 to 2002.
--------------------------- ------------------------- -------------------------------------------- ---------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust's net assets during any 90 day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (E.G., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If the Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Fund invests will not be considered qualifying income as of September 30, 2006. As a result, the Fund will therefore restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income.


BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

------------------------------------------ ---------------------------------------------------------------------------------
                  FUND                                  AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
------------------------------------------ ---------------------- ------------------------- --------------------------------
                                                   2004                     2005                         2006
------------------------------------------ ---------------------- ------------------------- --------------------------------
McKee International Equity Portfolio             $195,867                 $313,939                     $217,215
------------------------------------------ ---------------------- ------------------------- --------------------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


For the Trust's most recently completed fiscal year ended October 31, 2006, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

------------------------------------- ------------------------------------------- ------------------------------------------
                FUND                       TOTAL DOLLAR AMOUNT OF BROKERAGE          TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                          COMMISSIONS FOR RESEARCH SERVICES          INVOLVING BROKERAGE COMMISSIONS FOR
                                                                                              RESEARCH SERVICES
------------------------------------- ------------------------------------------- ------------------------------------------
McKee International Equity Portfolio                   $102,812                                  $53,956,951
------------------------------------- ------------------------------------------- ------------------------------------------

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of October 31, 2006, the Fund held equity securities of Barclays Capital valued at $5,263,000, equity securities of BNP Paribas valued at $4,398,000, debt securities of Morgan Stanley Dean Witter valued at $8,378,000, debt securities of Bear, Stearns & Co. valued at $3,000,000, and debt securities of Banc of America Investment Services valued at $12,330,000.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Fund may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Fund's two most recently completed fiscal years ended October 31, 2005 and 2006, the portfolio turnover rates for the Fund were as follows:

--------------------------------------------------- -----------------------------------------------------------------------
                       FUND                                                PORTFOLIO TURNOVER RATES
--------------------------------------------------- -----------------------------------------------------------------------
                                                                    2005                                2006
--------------------------------------------------- -------------------------------------- --------------------------------
       McKee International Equity Portfolio                          27%                                 13%
--------------------------------------------------- -------------------------------------- --------------------------------

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund's Chief Compliance Officer reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund discloses a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its semi-annual and annual reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in semi-annual and annual reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its semi-annual and annual reports, its Form N-CSR will be available without charge, upon request, by calling 866-625-3346.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Fund's policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that the Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.



LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling 866-625-3346; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the

Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2007, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Fund.

MCKEE INTERNATIONAL EQUITY PORTFOLIO

SHAREHOLDER                                      NUMBER OF SHARES           %
-----------                                      ---------------          ----
Charles Schwab & Co Inc                          2,759,678.5550           15.83%
Reinvest Account
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Pershing LLC                                     1,970,554.3170           11.30%
P.O. Box 2052
Jersey City, NJ 07303-2052

Saxon & Co                                       1,936,702.2350           11.11%
FBO Westmoreland County
Employees Retirement Fund
A/C 2010-002-1017501
P.O. Box 7780-1888
Philadelphia, PA 19182-0001

United Bank Inc. Cust                            1,910,186.4490           10.96%
FBO C.S. McKee Clients
Attn Trust Operations
514 Market Street
Parkersburg, WV 26101-5144

Fulvest & Co                                     1,431,047.1960            8.21%
FBO Lancaster County ERA
P.O. Box 3215 Lancaster, PA 17604-3215

Saxon & Co                                       974,120.9170              5.59%
FBO Cumberland County
Cty Emp Ret Cust
A/C 20-27-002-1642007
P.O. Box 7780-1888
Philadelphia, PA 19182-0001

First Union National Bank                        876,864.2110              5.03%
FBO Lackawanna City EMP RET FD
Acct 1540043432 CMG NC 1151
1525 W. WT Harris Boulevard
Charlotte, NC  28262-8522



The Fund believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

                              APPENDIX A - RATINGS


MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

         aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

         a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

         plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o    Leading market positions in well-established industries.
     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime         Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

         AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

         CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

         C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking portfolio payments, but that is currently paying.

         D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        SHORT-TERM ISSUE CREDIT RATINGS

         A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

         Investment Grade

         AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

         BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC,CC,C          High default risk. Default is a real possibility.
                           Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

         DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, I.E., below 50%.

                           Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         INTERNATIONAL SHORT-TERM CREDIT RATINGS

         F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D        Default.  Denotes actual or imminent payment default.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch Inc. does not rate the issuer or issue in question.

"Withdrawn:"   A rating is withdrawn when Fitch Inc. deems the amount of
information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert:   Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                               PROXY VOTING POLICY
                                C.S. MCKEE, L.P.

================================================================================


OBJECTIVE
The objective of our proxy voting process is to maximize the long-term investment performance of our clients.


POLICY
It is our policy to vote all proxy proposals in accordance with management recommend-ations except in instances where the effect of particular resolutions could adversely affect shareholder value. In such cases, it is our policy to vote against these proposals. Examples of proposals which could negatively impact shareholder interests include, but are not limited to the following:

1. Anti-takeover amendments such as fair price provisions and staggered board provisions.

2. Poison pill provisions designed to discourage another entity from seeking control.

3.       Greenmail attempts.

4.       Golden parachutes and related management entrenchment measures.

5.       Oversized stock option grants, strike price revisions.


PROCEDURE:
Our procedure for processing proxy statements is as follows:

1. Upon receipt, all proxy material will be forwarded to the Investment Administrative Assistant for his/her review. Specifically, proxies will be reviewed for material conflict of interest and in such cases will be addressed by the Compliance Department to ensure that resolutions are voted in the best interest of shareholders.

2. If the proxy proposals are routine and contain no proposals adverse to the investment interests of our clients, the Investment Administrative Assistant will vote the resolutions in favor of management. The vote will be reviewed and signed by the Chief Investment Officer, or in his/her absence, by the senior equity portfolio manager.

3. If non-routine proposals or proposals considered to have a potentially negative investment performance impact are discovered, the Chief Investment Officer will review the particular resolutions thoroughly with the equity manager responsible for the investment.

4. After this review, if the Chief Investment Officer determines that specific proposals could have a negative investment performance effect, he will vote against those proposals.

5. The Chief Investment Officer will review any exceptional provisions which are of significant investment interest with the Chief Executive Officer before voting on those issues.

6. Copies of all proxy material, along with our voting record, will be maintained by the Investment Administrative Assistant.

7. The Chief Investment Officer will review our proxy voting record with the Chief Executive Officer annually, or more often if necessary.

                       STATEMENT OF ADDITIONAL INFORMATION

                     RICE HALL JAMES SMALL/MID CAP PORTFOLIO
                        RICE HALL JAMES MID CAP PORTFOLIO
                       RICE HALL JAMES MICRO CAP PORTFOLIO

                    SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2007

                               INVESTMENT ADVISER:
                        RICE HALL JAMES & ASSOCIATES, LLC

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Rice Hall James Small/Mid Cap Portfolio, the Rice Hall James Mid Cap Portfolio, and the Rice Hall James Micro Cap Portfolio (each a "Fund" and collectively, the "Funds"). This SAI should be read in conjunction with the each Fund's prospectus dated March 1, 2007. Capitalized terms not defined herein are defined in the prospectus. The financial statements and notes thereto contained in the 2006 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2006 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectus or Annual Report free of charge by calling the Funds at 866-474-5669.

                                TABLE OF CONTENTS

THE TRUST ................................................................  S-2
DESCRIPTION OF PERMITTED INVESTMENTS .....................................  S-2
INVESTMENT POLICIES OF THE FUNDS ......................................... S-29
INVESTMENT ADVISORY AND OTHER SERVICES ................................... S-31
PORTFOLIO MANAGERS ....................................................... S-32
THE ADMINISTRATOR ........................................................ S-34
THE DISTRIBUTOR .......................................................... S-35
TRANSFER AGENT ........................................................... S-36
CUSTODIAN ................................................................ S-36
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................ S-36
LEGAL COUNSEL ............................................................ S-36
TRUSTEES AND OFFICERS OF THE TRUST ....................................... S-36
PURCHASING AND REDEEMING SHARES .......................................... S-41
DETERMINATION OF NET ASSET VALUE ......................................... S-42
TAXES .................................................................... S-43
BROKERAGE ALLOCATION AND OTHER PRACTICES ................................. S-46
PORTFOLIO HOLDINGS ....................................................... S-48
DESCRIPTION OF SHARES .................................................... S-50
SHAREHOLDER LIABILITY .................................................... S-50
LIMITATION OF TRUSTEES' LIABILITY ........................................ S-50
PROXY VOTING ............................................................. S-50
CODES OF ETHICS .......................................................... S-51
5% AND 25% SHAREHOLDERS .................................................. S-51
APPENDIX A - RATINGS .....................................................  A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES ........................  B-1

March 1, 2007

RHJ-SX-001-0600

THE TRUST

GENERAL. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Generally, each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

HISTORY OF THE RICE HALL JAMES SMALL/MID CAP PORTFOLIO AND THE RICE HALL JAMES MICRO CAP PORTFOLIO. The Rice Hall James Small/Mid Cap Portfolio is a successor to the UAM Funds, Inc. Rice Hall James Small/Mid Cap Portfolio ("Predecessor Small/Mid Cap Fund"). The Rice Hall James Micro Cap Portfolio is a successor to the UAM Funds, Inc. Rice Hall James Micro Cap Portfolio ("Predecessor Micro Cap Fund" and together with the UAM Rice Hall James Micro Cap Portfolio, the "Predecessor Funds"). The Predecessor Funds were managed by Rice Hall James & Associates (the "Predecessor Adviser") using the same investment objective, strategies, policies and restrictions as those used by the Funds. The Predecessor Small/Mid Cap Fund and the Predecessor Micro Cap Fund's dates of inception were November 1, 1996 and July 1, 1994, respectively. Each of the Predecessor Funds dissolved and reorganized into the Rice Hall James Small/Mid Cap Portfolio and the Rice Hall James Micro Cap Portfolio, respectively, on June 24, 2002. Substantially all of the assets of each Predecessor Fund were transferred to its successor in connection with each Fund's commencement of operations on June 24, 2002.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer multiple classes of shares of its funds. The Fund currently offers Institutional Class shares and Investor Class shares. Additional classes may be created from time to time. The different classes provide for variations in certain distribution and shareholder servicing expenses and in the investor eligibility requirements. Sales charges and investor eligibility requirements are described in the Fund's prospectus. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. For more information on shareholder servicing and distribution expenses, see the "Distributor."

----------------------------------------------------- ------------------------------------ ---------------------------------
                        FUND                                  INSTITUTIONAL CLASS                   INVESTOR CLASS
----------------------------------------------------- ------------------------------------ ---------------------------------
Rice Hall James Small/Mid Cap Portfolio                                X
----------------------------------------------------- ------------------------------------ ---------------------------------
Rice Hall James Mid Cap Portfolio                                                                         X
----------------------------------------------------- ------------------------------------ ---------------------------------
Rice Hall James Micro Cap Portfolio                                    X
----------------------------------------------------- ------------------------------------ ---------------------------------

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.



DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUNDS USE?

The Funds' investment objectives and principal investment strategies are described in the prospectus(es). The following information supplements, and should be read in conjunction with, the prospectus. Each Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. government securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     |X|  By the right of the issuer to borrow from the U.S. Treasury;
     |X| By the discretionary authority of the U.S. government to buy the obligations of the agency; or
     |X|  By the credit of the sponsoring agency.


While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Funds.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Rice Hall James & Associates, LLC (the "Adviser") will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC- Freddie Mac is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, Freddie Mac, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Funds will only invest in a security issued by a commercial bank if the bank:

     |X| Has total assets of at least $1 billion, or the equivalent in other currencies;
     |X| Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and
     |X| Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

|X|      INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

|X|      PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can reduce the value of mortgage-backed securities, which may cause your share price to fall. Lower rates may motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

|X|      EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

|X|      CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Funds may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to certain risks.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission (the "CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

|X|      PURCHASING PUT AND CALL OPTIONS


When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     |X|  Allowing it to expire and losing its entire premium;
     |X| Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
     |X|  Closing it out in the secondary market at its current price.

|X|      SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.


The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning, among other things:

     |X| The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
     |X| A call option on the same security or index with the same or lesser exercise price;
     |X| A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
     |X| Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
     |X| In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the put option by, among other things:

     |X|  Entering into a short position in the underlying security;
     |X| Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
     |X| Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

|X| Maintaining the entire exercise price in liquid securities.

|X|      OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

|X|      OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.


|X|      COMBINED POSITIONS


A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


|X|      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     |X| Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

     |X| Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     |X|  Do not require an initial margin deposit.

     |X| May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Funds may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

|X|      EQUITY SWAPS


In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

|X|      INTEREST RATE SWAPS


Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

|X|      CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.


CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.


Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     |X| current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     |X| a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

     |X| differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

     |X| have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     |X|  have to purchase or sell the instrument underlying the contract;

     |X|  not be able to hedge its investments; and

     |X|  not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     |X| an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     |X| unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     |X| the facilities of the exchange may not be adequate to handle current trading volume;

     |X| equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     |X| investors may lose interest in a particular derivative or category of derivatives.


MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     |X|  actual and anticipated changes in interest rates;

     |X|  fiscal and monetary policies; and

     |X|  national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board of Trustees (the "Board").

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one-month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Funds invest may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Portfolio invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REAL ESTATE COMPANIES' SECURITIES. The Funds may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies which service the real estate business sector may also be affected by such risks.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     |X| Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     |X| Factors affecting an entire industry, such as increases in production costs; and

     |X| Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPOS") - A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The policy of the Adviser is to purchase only IPOs that are appropriate for funds managed according to the Adviser's Micro-Cap Equity strategy. The allocation of these IPO shares will be made pro rata to the Adviser's micro cap equity funds, including the Micro Cap Portfolio and separately managed accounts, in accordance with minimum allocation guidelines in place at the time. Thus, the Small/Mid Cap Portfolio and Mid Cap Portfolio may purchase shares of a recent IPO in the secondary market.

If the Adviser is allocated insufficient shares of an IPO to allocate to all of its micro-cap funds, these micro-cap funds, including the Micro Cap Portfolio, will generally receive IPO allocations on a rotating basis. The Micro Cap Portfolio may not, however, receive IPO allocations if it has insufficient cash reserves to pay for shares that would otherwise be allocated to it.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. A Fund can invest in foreign securities in a number of ways:

     |X| A Fund can invest directly in foreign securities denominated in a foreign currency;

     |X| A Fund can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     |X|  A Fund can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     |X| The economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     |X| Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     |X| The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     |X| The internal policies of a particular foreign country may be less stable than in the U.S. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     |X| A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the U.S. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter ("OTC") market located outside of the U.S. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the U.S. Foreign stock markets tend to differ from those in the U.S. in a number of ways.

Foreign stock markets:

     |X| are generally more volatile than, and not as developed or efficient as, those in the U.S.;

     |X|  have substantially less volume;

     |X| trade securities that tend to be less liquid and experience rapid and erratic price movements;

     |X| have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     |X| employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     |X| may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     |X| foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     |X| adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     |X| in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the U.S.

     |X| OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     |X| economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     |X| restrictions on transferring securities within the U.S. or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     |X| It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     |X| Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

     |X| Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     |X| There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     |X| Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     |X| The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.


TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     |X|  Have relatively unstable governments;

     |X| Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     |X| Offer less protection of property rights than more developed countries; and

     |X| Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

INVESTMENT COMPANIES

A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or U.S. Securities and Exchange Commission (the "SEC") staff interpretations thereunder.

REPURCHASE AGREEMENTS

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Funds normally use repurchase agreements to earn income on assets that are not invested.

When a Fund enters into a repurchase agreement it will:

|X| Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

|X| Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.


RESTRICTED AND ILLIQUID SECURITIES

While the Funds do not anticipate doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of its net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933
Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). Neither Fund will lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

     |X|  Take advantage of an anticipated decline in prices.

     |X|  Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.


RESTRICTIONS ON SHORT SALES:

A Fund will not short sell a security if:

     |X| After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

     |X| The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets.

     |X| Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.


WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.


INVESTMENT POLICIES OF THE FUNDS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. Unless otherwise noted, the Funds will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing and illiquid securities) and other applicable investment requirements immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. Each of the Funds will not:

|X| Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

|X| Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and SAI as they may be amended from time to time.

|X| Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

|X| Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

|X| Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

|X| Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

|X| Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

|X| Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

In addition to each Fund's investment objective, the following limitations are non-fundamental, which means the Funds may change them without shareholder approval. Each of the Funds may:

     |X| not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33(1)/3% of its total assets (including the amount borrowed), (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

     |X| notwithstanding the investment restriction above, a Fund may not borrow amounts in excess of 33(1)/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

     |X| purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

     |X| purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

     |X|  invest in the securities of foreign issuers.

     |X| purchase shares of other investment companies to the extent permitted by applicable law. A Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits a Fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

|X| invest in illiquid and restricted securities to the extent permitted by applicable law.

Each Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

|X|  write covered call options and may buy and sell put and call options.

|X|  enter into repurchase agreements.

|X| lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

|X|  sell securities short and engage in short sales "against the box."

|X|  enter into swap transactions.

Further,

1. The Micro Cap Portfolio may not change its investment strategy to invest at least 80% of its net assets in equity securities of micro capitalization companies at the time of initial purchase without 60 days' prior written notice to shareholders.

2. The Small/Mid Cap Portfolio may not change its investment strategy to invest at least 80% of its net assets in equity securities of small/mid capitalization companies at the time of initial purchase without 60 days' prior written notice to shareholders.

3. The Mid Cap Portfolio may not change its investment strategy to invest at least 80% of its net assets in equity securities of mid capitalization companies at the time of initial purchase without 60 days' prior written notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. Rice Hall James & Associates, LLC, a Delaware limited liability company located at 600 West Broadway, Suite 1000, San Diego, California 92101, serves as the investment adviser to each Fund. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis. As of December 31, 2006, the Adviser held $2.2 billion in assets under management. On February 13, 2003, the Adviser completed the purchase of Rice Hall James & Associates, the former adviser to the Funds (the "Predecessor Adviser"). In conjunction with this transaction, there were no changes in the actual investment management services, administrative functions or supervisory responsibilities for the Funds. The Adviser and the Predecessor Adviser have provided investment management services to individual and institutional shareholders since 1970.

RHJ Management Company, LLC, located at 600 West Broadway, Suite 1000, San Diego, California 92101, owns a controlling interest in the Adviser. RHJ Management Company, LLC is a holding company owned by the senior members of the Adviser.

Rosemont Partners I, L.P., an affiliate of Rosemont Investment Partners, LLC, which holds a minority interest is regarded as a control affiliate under applicable law. They are located at 300 Conshohocken State Road, Suite 680, West Conshohocken, Pennsylvania 19428.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Board. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the

Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services, the Micro Cap Portfolio and the Small/Mid Cap Portfolio pay the Adviser a fee calculated at an annual rate of 0.75% and 0.80% of their average net assets, respectively. The Mid Cap Portfolio pays the Adviser an annual fee of 0.90% on the first $250 million, 0.80% on the next $250 million and 0.70% for accounts over $500 million, based on its average net assets. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. The Adviser has voluntarily agreed to limit the expenses of the Micro Cap Portfolio and Mid Cap Portfolio to the extent necessary to keep their total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.40%. The Adviser has also voluntarily agreed to limit the expenses of the Small/Mid Cap Portfolio to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.25%. With respect to the Mid Cap Portfolio, the Adviser has contractually agreed to limit the total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.40% until March 1, 2008. If at any point during the first three years of the Mid Cap Portfolio's operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between the total expenses and 1.40% to recapture any of its prior waivers or reimbursements. The Adviser may change or cancel the expense limitations of the Small/Mid Cap and Micro Cap Portfolios at any time. For the last three fiscal years, the Funds paid the following in management fees to the
Adviser:

-----------------------------------------------------------------------------------------------------------------------------------
FUND                     CONTRACTUAL FEES PAID                  FEES WAIVED BY ADVISER             TOTAL FEES PAID (AFTER WAIVERS)
-------------- -------------------------------------- -------------------------------------- --------------------------------------
                   2004         2005         2006         2004        2005          2006         2004         2005         2006
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Small/Mid Cap   $1,351,261   $1,371,236    $995,513        $0          $0           $0        $1,351,261   $1,371,236    $995,513
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Micro Cap       $1,211,553   $1,416,159   $1,495,199       $0          $0           $0        $1,211,553   $1,416,159   $1,495,199
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Mid Cap          $24,870       $23,233      $54,705      $24,870*    $23,233**    $39,928        $0            $0        $14,777
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

* The Adviser also reimbursed $21,699 to maintain the expense cap under its contractual waiver agreement.


** The Adviser also reimbursed $53,884 to maintain the expense cap under its contractual waiver agreement.

PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Funds' portfolio managers for their management of the Funds. The portfolio manager's compensation consists of salary and a discretionary bonus. The discretionary bonus ranges from 100% to 200% of the portfolio manager's salary. Approximately 50% of the bonus is based upon the portfolio manager's contributions to the investment team and to the Adviser as a whole. The remaining 50% of the bonus is based upon investment productivity, with a small emphasis on Fund or account performance.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of the portfolio managers' "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").

------------------------------------------- -------------------------------------------------------------------------------
NAME                                                                     DOLLAR RANGE OF FUND SHARES*
------------------------------------------- -------------------------------------------------------------------------------
                                                                 $100,001 - $500,000 (Small/Mid Cap Portfolio)
Timothy Todaro                                                     $100,001 - $500,000 (Micro Cap Portfolio)
                                                                    $100,001 - $500,000 (Mid Cap Portfolio)
------------------------------------------- -------------------------------------------------------------------------------
                                                                  $10,001 - $50,000 (Small/Mid Cap Portfolio)
Kevin T. Hamilton                                                         None (Micro Cap Portfolio)
                                                                    $100,001 - $500,000 (Mid Cap Portfolio)
------------------------------------------- -------------------------------------------------------------------------------
                                                                 $100,001 - $500,000 (Small/Mid Cap Portfolio)
Thomas W. McDowell                                                 $100,001 - $500,000 (Micro Cap Portfolio)
                                                                    $100,001 - $500,000 (Mid Cap Portfolio)
------------------------------------------- -------------------------------------------------------------------------------
                                                                  $10,001 - $50,000 (Small/Mid Cap Portfolio)
Jim Dickinson                                                         $1 - $10,000 (Micro Cap Portfolio)
                                                                       $1 - $10,000 (Mid Cap Portfolio)
------------------------------------------- -------------------------------------------------------------------------------
                                                                 $50,001 - $100,000 (Small/Mid Cap Portfolio)
Cara Thome                                                         $50,001 - $100,000 (Micro Cap Portfolio)
                                                                    $50,001 - $100,000 (Mid Cap Portfolio)
------------------------------------------- -------------------------------------------------------------------------------

*    Valuation date is October 31, 2006.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. Note that none of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of October 31, 2006.

------------------ --------------------------- ----------------------------------- ----------------------------------------
                     REGISTERED INVESTMENT
                           COMPANIES            OTHER POOLED INVESTMENT VEHICLES               OTHER ACCOUNTS
------------------ -------------- ------------ ---------------- ------------------ ------------------ ---------------------
                     NUMBER OF       TOTAL        NUMBER OF                            NUMBER OF
      NAME           ACCOUNTS       ASSETS        ACCOUNTS        TOTAL ASSETS         ACCOUNTS           TOTAL ASSETS
------------------ -------------- ------------ ---------------- ------------------ ------------------ ---------------------
Thomas W. McDowell       0            $0              1           $267,738,642            80              $329,038,701
------------------ -------------- ------------ ---------------- ------------------ ------------------ ---------------------
Jim Dickinson            0            $0              0                $0                  0                   $0
------------------ -------------- ------------ ---------------- ------------------ ------------------ ---------------------
Kevin T. Hamilton        0            $0              0                $0                 16              $352,120,168
------------------ -------------- ------------ ---------------- ------------------ ------------------ ---------------------
Cara Thome               0            $0              0                $0                 51              $86,334,021
------------------ -------------- ------------ ---------------- ------------------ ------------------ ---------------------
Timothy Todaro           0            $0              0                $0                 45              $87,631,449
------------------ -------------- ------------ ---------------- ------------------ ------------------ ---------------------

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. In addition, it is also possible that a potential conflict of interest may arise because a portfolio manager manages an account with a performance-based management fee in addition to the Funds and other accounts without a performance-based fee. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in assets, 0.10% for the next $250 million in assets, 0.08% for the next $250 million in assets and 0.04% for all assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Funds as a percentage of average daily net assets. Due to these minimums, the annual administration fee each Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2004, 2005 and 2006, the Funds paid the following administration fees:

-------------------------------- -----------------------------------------------------------------------------------------
             FUND                                                ADMINISTRATION FEES PAID
-------------------------------- -----------------------------------------------------------------------------------------
                                           2004                        2005                            2006
-------------------------------- -------------------------- ---------------------------- ---------------------------------
        Small/Mid Cap**                  $202,687                    $194,925                        $143,101
-------------------------------- -------------------------- ---------------------------- ---------------------------------
           Micro Cap                     $193,847                    $214,724                        $229,754
-------------------------------- -------------------------- ---------------------------- ---------------------------------
            Mid Cap                        $423*                      $2,935                          $7,023
-------------------------------- -------------------------- ---------------------------- ---------------------------------

*    Fiscal period from July 30, 2004 to October 31, 2004.

** The Portfolio directs certain portfolio trades to the Distributor, via a network of executing brokers, who pay a portion of the Portfolio's expenses. Under this arrangement, the Portfolio had expenses reduced by $63,640, $47,404 and $80,330, respectively, which was used to pay administration expenses.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan with respect to the Investor Class shares (the "Distribution Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Distribution Plan requires that quarterly written reports of amounts spent under the Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Distribution Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Distribution Plan will require approval by a majority of the Board and of the Qualified Trustees.

The Distribution Plan provides that Investor Class shares will pay the Distributor a fee of 0.25% of the Fund's average daily net assets attributable to Investor Class shares which the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distribution Plan is characterized as a reimbursement plan since the distribution fee will be paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution related activity. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares. The Trust intends to operate the Distribution Plan in accordance with its terms and with the NASD rules concerning sales charges.

PAYMENTS UNDER THE DISTRIBUTION PLAN. For the fiscal years ended October 31, 2004, 2005 and 2006, the Mid Cap Portfolio paid the Distributor the following fees:

---------------- -------------------------- ----------------------------------------------------------------------------------
     FUND               SHARE CLASS                                             FEES PAID
---------------- -------------------------- ----------------------------------------------------------------------------------
                                                      2004                         2005                        2006
---------------- -------------------------- -------------------------- ----------------------------- -------------------------
    Mid Cap      Investor Class Shares                $880*                       $6,451                     $15,196
---------------- -------------------------- -------------------------- ----------------------------- -------------------------

*    First offered beginning July 30, 2004.

TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust (the "Transfer Agent").

CUSTODIAN

Union Bank of California, 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian") acts as custodian for the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700 Philadelphia, PA 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers, LLP, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said reports.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.


TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's additional 38 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

----------------------------- ------------------ -------------------------------- ------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH             PRINCIPAL OCCUPATIONS
       DATE OF BIRTH               OF TERM               IN PAST 5 YEARS                  OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------- ------------------ -------------------------------- ------------------------------------------
Robert Nesher                 Chairman of the    SEI employee 1974 to present;    Trustee of The Advisors' Inner Circle
(DOB 08/17/46)                Board of           currently performs various       Fund II, Bishop Street Funds, SEI Global
                              Trustees*          services on behalf of SEI        Master Fund, plc, SEI Global Assets
                              (since 1991)       Investments for which Mr.        Fund, plc, SEI Global Investments Fund,
                                                 Nesher is compensated.           plc, SEI Investments Global, Limited,
                                                 Executive Vice President of      SEI Opportunity Master Fund, L.P., SEI
                                                 SEI Investments, 1986 to         Opportunity Fund, L.P., SEI Asset
                                                 1994.  Director and Executive    Allocation Trust, SEI Index Fund, SEI
                                                 Vice President of the            Daily Income Trust, SEI Institutional
                                                 Administrator and the            International Trust, SEI Institutional
                                                 Distributor, 1981 to 1994.       Investments Trust, SEI Institutional
                                                                                  Managed Trust, SEI Liquid Asset Trust
                                                                                  and SEI Tax Exempt Trust.
----------------------------- ------------------ -------------------------------- ------------------------------------------
William M. Doran              Trustee*           Self-Employed Consultant since   Trustee of The Advisors' Inner Circle
(DOB 05/26/40)                (since 1992)       2003.  Partner, Morgan, Lewis    Fund II, Bishop Street Funds, SEI Asset
                                                 & Bockius LLP (law firm) from    Allocation Trust, SEI Daily Income
                                                 1976 to 2003, counsel to the     Trust, SEI Index Fund, SEI Institutional
                                                 Trust, SEI Investments, the      International Trust, SEI Institutional
                                                 Administrator and the            Investments Trust, SEI Institutional
                                                 Distributor. Director of the     Managed Trust, SEI Liquid Asset Trust
                                                 Distributor since 2003.          and SEI Tax Exempt Trust., SEI
                                                 Director of SEI Investments      Investments - Global Fund Services
                                                 since 1974; Secretary of SEI     Limited, SEI Investments Global,
                                                 Investments since 1978.          Limited, SEI Investments (Europe),
                                                                                  Limited, SEI Investments (Asia) Limited,
                                                                                  and SEI Asset Korea Co., Ltd.
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------- ------------------ -------------------------------- ------------------------------------------
Charles E. Carlbom            Trustee            Self-Employed Business           Trustee of The Advisors' Inner Circle
(DOB 08/20/34)                (since 2005)       Consultant, Business             Fund II, Bishop Street Funds; Board
                                                 Projects Inc. since 1997.        Member, Oregon Transfer Co., and O.T.
                                                 Director, Crown Pacific Inc.,    Logistics, Inc.
                                                 CEO and President, United
                                                 Grocers Inc. from 1997 to 2000.
----------------------------- ------------------ -------------------------------- ------------------------------------------
Mitchell A. Johnson           Trustee            Retired.                         Trustee of The Advisors' Inner Circle
(DOB 03/01/42)                (since 2005)                                        Fund II, Bishop Street Funds; Director,
                                                                                  Federal Agricultural Mortgage Corporation;
                                                                                  Trustee of Diversified Investors Portfolio,
                                                                                  The Diversified Investors Fund Group, The
                                                                                  Diversified Investors Fund Group II, and the
                                                                                  Diversified Investors Strategies Variable
                                                                                  Funds.
----------------------------- ------------------ -------------------------------- ------------------------------------------
Betty L. Krikorian            Trustee            Self-Employed Legal and          Trustee of The Advisors' Inner Circle
(DOB 01/23/43)                (since 2005)       Financial Services Consultant    Fund II and Bishop Street Funds.
                                                 since 2003. State Street Bank
                                                 In-house counsel, 1995 to 2003.
----------------------------- ------------------ -------------------------------- ------------------------------------------

----------------------------- ------------------ -------------------------------- ------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH             PRINCIPAL OCCUPATIONS
       DATE OF BIRTH               OF TERM               IN PAST 5 YEARS                  OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
Eugene B. Peters              Trustee            Private investor from 1987 to    Trustee of The Advisors' Inner Circle
(DOB 06/03/29)                (since 1993)       present.  Vice president and     Fund II and Bishop Street Funds.
                                                 Chief Financial Officer,
                                                 Western Company of North
                                                 America (petroleum service
                                                 company), 1980 to 1986.
                                                 President of Gene Peters and
                                                 Associates (import company),
                                                 1978 to 1980. President and
                                                 Chief Executive Officer of Jos.
                                                 Schlitz Brewing Company before
                                                 1978.
----------------------------- ------------------ -------------------------------- ------------------------------------------
James M. Storey               Trustee             Attorney, Solo Practitioner     Trustee of The Advisors' Inner Circle
(DOB 04/12/31)                (since 1994)       since 1994. Partner, Dechert     Fund II, Bishop Street Funds,
                                                 Price & Rhoads (law firm),       Massachusetts Health and Education
                                                 September 1987 to December       Tax-Exempt Trust, SEI Asset Allocation
                                                 1993.                            Trust, SEI Daily Income Trust, SEI Index
                                                                                  Fund, SEI Institutional International Trust,
                                                                                  SEI Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid
                                                                                  Asset Trust and SEI Tax Exempt Trust, and
                                                                                  U.S. Charitable Gift Trust.

----------------------------- ------------------ -------------------------------- ------------------------------------------
George J. Sullivan, Jr.       Trustee             Chief Executive Officer,        Trustee of The Advisors' Inner Circle
(DOB 11/13/42)                (since 1999)       Newfound Consultants Inc.        Fund II, Bishop Street Funds, SEI Asset
                                                 since April 1997.  General       Allocation Trust, SEI Opportunity Fund,
                                                 Partner, Teton Partners, L.P.,   SEI Daily Income Trust, SEI Index Fund,
                                                 June 1991 to December 1996;      SEI Institutional International Trust,
                                                 Chief Financial Officer, Nobel   SEI Institutional Investments Trust, SEI
                                                 Partners, L.P., March 1991 to    Institutional Managed Trust, SEI Liquid
                                                 December 1996; Treasurer and     Asset Trust, SEI Opportunity Master
                                                 Clerk, Peak Asset Management,    Fund, SEI Tax Exempt Trust, and State
                                                 Inc., since 1991.                Street Navigator Securities Lending
                                                                                  Trust.
----------------------------- ------------------ -------------------------------- ------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

|X| AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met seven times in the most recently completed fiscal year.

|X| FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 44 times in the most recently completed fiscal year.

|X| NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

---------------------- ------------------------------------------------------ ----------------------------------------------
        NAME                        DOLLAR RANGE OF FUND SHARES                     AGGREGATE DOLLAR RANGE OF SHARES
                                              (FUND)*                                         (ALL FUNDS)*
---------------------- ------------------------------------------------------ ----------------------------------------------
       Carlbom                                 None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------
        Doran                                  None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------
       Johnson                                 None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------
      Krikorian                                None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------
       Nesher                                  None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------
       Peters                                  None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------
       Storey                                  None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------
      Sullivan                                 None                                               None
---------------------- ------------------------------------------------------ ----------------------------------------------

*        Valuation date is December 31, 2006.


BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

---------------------- --------------------------- --------------------------- -------------------------- ---------------------
        NAME                   AGGREGATE             PENSION OR RETIREMENT         ESTIMATED ANNUAL        TOTAL COMPENSATION
                              COMPENSATION          BENEFITS ACCRUED AS PART   BENEFITS UPON RETIREMENT    FROM THE TRUST AND
                                                        OF FUND EXPENSES                                     FUND COMPLEX*
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Carlbom                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
        Doran                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Johnson                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Krikorian                 $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Nesher                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Peters                   $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Storey                   $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Sullivan                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------

*    The Trust is the only investment company in the "Fund Complex."


TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

--------------------------- ------------------------- ---------------------------------------------- -------------------------
         NAME AND           POSITION WITH TRUST AND       PRINCIPAL OCCUPATIONS IN PAST 5 YEARS      OTHER DIRECTORSHIPS HELD
      DATE OF BIRTH              LENGTH OF TERM
--------------------------- ------------------------- ---------------------------------------------- -------------------------
James F. Volk                      President          Chief Accounting Officer and Chief             None.
(DOB 08/28/62)                    (since 2003)        Compliance Officer at SEI Investment Manager
                                                      Services since 2004. Senior Operations
                                                      Officer at SEI Investments, Fund Accounting
                                                      and Administration from 1996 to 2004.
--------------------------- ------------------------- ---------------------------------------------- -------------------------
Michael Lawson                Controller and Chief    Director, Fund Accounting since July 2005,     None.
(DOB 10/8/60)                  Financial Officer      Manager, Fund Accounting, SEI Investments
                                 (since 2005)         AVP, from April 1995 through July 2005,
                                                      excluding February 1998 through October 1998,
                                                      Assistant Product Manager, Pilgrim Baxter &
                                                      Associates February 1998 through October 1998.
--------------------------- ------------------------- ---------------------------------------------- -------------------------
Russell Emery                   Chief Compliance      Director of Investment Product Management      None.
(DOB 12/18/62)                      Officer           and Development, SEI Investments, since
                                  (since 2006)        February 2003; Senior Investment Analyst -
                                                      Equity Team, SEI Investments, from March
                                                      2000 to February 2003.
--------------------------- ------------------------- ---------------------------------------------- -------------------------
Timothy D. Barto               Vice President and     General Counsel and Secretary of SIMC and      None.
(DOB 03/28/68)                Assistant Secretary     the Administrator since 2004.  Vice
                                  (since 1999)        President of SIMC and the Administrator
                                                      since 1999.  Vice President and Assistant
                                                      Secretary of SEI Investments since 2001.
                                                      Assistant Secretary of SIMC, the
                                                      Administrator and the Distributor and Vice
                                                      President of the Distributor from 1999 to
                                                      2003.
--------------------------- ------------------------- ---------------------------------------------- -------------------------
James Ndiaye                     Vice President       Vice President and Assistant Secretary of      None.
(DOB 09/11/68)                   and Secretary        SIMC since 2005. Vice President at Deutsche
                                  (since 2004)        Asset Management from 2003 to 2004.
                                                      Associate at Morgan, Lewis & Bockius LLP
                                                      from 2000 to 2003. Assistant Vice President
                                                      at ING Variable Annuities Group from 1999
                                                      to 2000.
--------------------------- ------------------------- ---------------------------------------------- -------------------------
Sofia A. Rosala                  Vice President       Vice President and Assistant Secretary of      None.
(DOB 02/01/74)              and Assistant Secretary   SIMC and the Administrator since 2005.
                                 (since 2006)         Compliance Officer at SEI Investments from
                                                      2001 to 2004. Account and Product Consultant
                                                      at SEI Private Trust Company from 1998
                                                      to 2001.
--------------------------- ------------------------- ---------------------------------------------- -------------------------
Nicole Welch                      AML Officer         Compliance Analyst, TD Waterhouse, 2004.       None.
(DOB 09/13/77)                    (since 2005)        Senior Compliance Analyst, UBS Financial
                                                      Services, 2002-2004.  Knowledge Management
                                                      Analyst, PricewaterhouseCoopers Consulting,
                                                      2000 to 2002.
--------------------------- ------------------------- ---------------------------------------------- -------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the "NYSE") is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90 day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derives with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. Each Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by each Fund will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (E.G., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. Each Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.




FOREIGN TAXES. Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.


STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in a Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Funds invest will not be considered qualifying income as of September 30, 2006. As a result, the Funds will therefore restrict their income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2004, 2005 and 2006 the Funds paid the following aggregate brokerage commissions on portfolio transactions:

------------------------------------------ ---------------------------------------------------------------------------
                  FUND                               AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
------------------------------------------ ------------------- --------------------- ---------------------------------
                                                  2004                 2005                        2006
------------------------------------------ ------------------- --------------------- ---------------------------------
Small/Mid Cap Portfolio                         $460,278             $466,861                    $505,398
------------------------------------------ ------------------- --------------------- ---------------------------------
Micro Cap Portfolio                            $1,070,144           $1,305,396                  $1,542,999
------------------------------------------ ------------------- --------------------- ---------------------------------
Mid Cap Portfolio                               $3,320*               $5,685                     $15,325
------------------------------------------ ------------------- --------------------- ---------------------------------

*    For the fiscal period from July 30, 2004 to October 31, 2004.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2006, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

--------------------------------- ------------------------------------------ -----------------------------------------------
              FUND                    TOTAL DOLLAR AMOUNT OF BROKERAGE       TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
                                      COMMISSIONS FOR RESEARCH SERVICES       BROKERAGE COMMISSIONS FOR RESEARCH SERVICES
--------------------------------- ------------------------------------------ -----------------------------------------------
Small/Mid Cap Portfolio                            $20,636                                     $9,898,988
--------------------------------- ------------------------------------------ -----------------------------------------------
Micro Cap Portfolio                                  $0                                            $0
--------------------------------- ------------------------------------------ -----------------------------------------------
Mid Cap Portfolio                                  $2,443                                      $1,626,099
--------------------------------- ------------------------------------------ -----------------------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2004, 2005 and 2006 the Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2006, the Funds did not hold any securities of regular brokers and dealers.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended October 31, 2005 and 2006, the portfolio turnover rate for the Funds was as follows:

------------------------------------ ---------------------------------------------------------------------------------
               FUND                                              PORTFOLIO TURNOVER RATES
------------------------------------ ---------------------------------------------------------------------------------
                                                      2005                                     2006
------------------------------------ --------------------------------------- -----------------------------------------
Small/Mid Cap Portfolio                               61%                                      83%
------------------------------------ --------------------------------------- -----------------------------------------
Micro Cap Portfolio                                   99%                                      114%
------------------------------------ --------------------------------------- -----------------------------------------
Mid Cap Portfolio                                     50%                                      72%
------------------------------------ --------------------------------------- -----------------------------------------

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund will disclose a complete or summary schedule of investments (which includes each Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its semi-annual and annual reports which are distributed to Fund shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in semi-annual and annual reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its semi-annual and annual reports, its Form N-CSR will be available without charge, upon request, by calling 866-474-5669.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds' shareholders and that to the extent conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that each Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review each Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling (866) 474-5669; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2007, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of any class of shares of the Funds.

RHJ MICRO CAP PORTFOLIO

SHAREHOLDER                                                            NUMBER OF SHARES                     %
-----------                                                            ----------------                   -----
Fidelity Investments Institutional Operations Co. Inc                  3,892,691.9760                     37.86%
For Certain Employee Benefit Plans
100 Magellan Way KW1C
Covington, KY  41015-1999

Charles Schwab & Co Inc                                                3,193,734.5050                     31.06%
Reinvest Account
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

RHJ SMALL/MID CAP PORTFOLIO

SHAREHOLDER                                                            NUMBER OF SHARES                     %
-----------                                                            ----------------                   -----
Charles Schwab & Co Inc                                                998,478.5900                       16.29%
FBO Reinvest Account
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Currie & Co.                                                           732,346.4600                       11.95%
C/O Fiduciary Trust Co. Intl
P.O. Box 3199
Church Street Station
New York, NY 10008-3199

Strafe & Co.                                                           703,614.8070                       11.48%
AO FMOL-RICE HALL-CAP RES
A/C 3600055810
P.O. Box 160
Westerville, OH 43086-0160

Patterson & Co.                                                        504,647.6210                        8.23%
FBO Portfolio Strategies Reinvestment
9888888854 NC 1076
1525 West WT Harris Boulevard
Charlotte, NC 28288-0001

                                      S-51

Strafe & Co.                                                           337,735.8410                        5.51%
FBO FMOL RICE HALL
A/C 3600055828
P.O. Box 160
Westerville, OH 43086-0160

Wachovia Bank, N.A.                                                    334,230.2030                        5.45%
Omnibus Cash/Cash
A/C#:9999999980
1525 West WT Harris Boulevard
Charlotte, NC 28288-0001

NFS LLC FEBO                                                           321,984.0200                        5.25%
USB FBO Trust Operations - Reinvest
Attn Mutual Funds
1555 N River Center, Suite 210
Milwaukee, WI  53212-3958

RICE HALL JAMES MID CAP PORTFOLIO - INVESTOR CLASS

SHAREHOLDER                                                            NUMBER OF SHARES                     %
-----------                                                            ----------------                   -----
Charles Schwab & Co Inc                                                881,641.8960                       78.19%
101 Montgomery Street
San Francisco, CA 94104-4151

City National Bank Cust                                                103,501.5060                        9.18%
FBO RHJ & Associate LLC Pool Acct
FFC A/C # 183501100
P.O. Box 60520
Los Angeles, CA 90060-0520

The Funds believe that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

                              APPENDIX A - RATINGS

MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

         aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

         a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

         plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

|X|      Leading market positions in well-established industries.
|X| Conservative capitalization structure with moderate reliance on debt and ample asset protection. |X| Broad margins in earnings coverage of fixed financial charges and high internal cash generation. |X| Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.


         AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

         CC       An obligation rated "CC" is currently highly vulnerable to nonpayment.

         C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking portfolio payments, but that is currently paying.

         D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                  Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        SHORT-TERM ISSUE CREDIT RATINGS

         A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

         Investment Grade

         AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

         BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC,CC,C          High default risk. Default is a real possibility.
                           Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

         DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, I.E., below 50%.

                           Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         INTERNATIONAL SHORT-TERM CREDIT RATINGS

         F1 Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D        Default.  Denotes actual or imminent payment default.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch Inc. does not rate the issuer or issue in question.

"Withdrawn:"    A rating is withdrawn when Fitch Inc. deems the amount of
information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

Rice Hall James & Associates, LLC



                        PROXY VOTING DISCLOSURE STATEMENT


BACKGROUND:

The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of Rice Hall James & Associates, LLC ("RHJ") for voting proxies received by RHJ for accounts managed by RHJ are set forth below.

RHJ will vote proxies on behalf of a client's account if the underlying advisory agreement between the client and RHJ expressly provides that RHJ shall be responsible for voting proxies on behalf of the client's account unless the client requests otherwise in writing, the proxy is associated with a security that was transferred to RHJ that RHJ sold after the record date for sending the proxy or the costs of voting the proxy outweigh the benefits.


PROXY VOTING POLICIES


In the absence of specific voting guidelines from a client, RHJ will vote proxies in a manner that is in the economic best interest of the client, which may result in different voting results for proxies for the same issuer.

RHJ utilizes ISS Proxy Voting Services for proxy voting administration and proxy research. RHJ has adopted the ISS proxy voting guidelines with the ability to override ISS recommendations when to do so is in the best interest of the client.


MATERIAL CONFLICTS OF INTEREST


If RHJ manages the portfolio of a public company or its retirement plan and a client's account holds securities of that public company, RHJ will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest.


OVERVIEW OF PROXY VOTING PROCEDURES


When a client elects to have RHJ vote proxies for the account managed by RHJ, the client's custodian is notified to forward proxy materials to ISS. RHJ provides ISS with account and custodian information for reconciliation purposes.

As voting agent, ISS will:

     o    Receive all materials directly from ADP or the custodian
     o    Open proxy mail and log in proxies
     o    Reconcile ballots and contact custodians for missing ballots
     o    Distribute research with suggested vote recommendations
     o    Mark, copy and mail proxy cards
     o    Keep records of all votes cast
     o    Provide customized written reports and voting records upon request

The RHJ analytical team monitors the proxy voting issues of companies and notifies the RHJ proxy voting coordinator of any votes to be made that are not in accordance with the ISS guidelines.


OBTAINING PROXY VOTING RECORDS


A client may request proxy-voting records or a copy of the ISS Proxy Voting Guidelines by emailing RHJ at INFO@RICEHALL.COM or by submitting a written request to:

RHJ Funds Proxy Voting Info
600 West Broadway Suite 1000
San Diego, CA  92101

                       STATEMENT OF ADDITIONAL INFORMATION

                           LARGE CAP CORE EQUITY FUND
                               MID CAP VALUE FUND
                           INTERMEDIATE-TERM BOND FUND
                           GEORGIA MUNICIPAL BOND FUND

                    SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2007

                               INVESTMENT ADVISER:
                        SYNOVUS INVESTMENT ADVISORS, INC.

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Synovus Large Cap Core Equity Fund, the Mid Cap Value Fund, the Intermediate-Term Bond Fund and the Georgia Municipal Bond Fund (each a "Fund" and collectively, the "Funds"). This SAI should be read in conjunction with each Fund's prospectus dated March 1, 2007. Capitalized terms not defined herein are defined in the prospectus. The financial statements and notes thereto contained in the 2006 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2006 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectuses or Annual Report free of charge by calling the Funds at 1-866-330-1111.

                                TABLE OF CONTENTS

THE TRUST ................................................................  S-1
DESCRIPTION OF PERMITTED INVESTMENTS .....................................  S-2
INVESTMENT POLICIES OF THE FUNDS ......................................... S-21
TRUSTEES AND OFFICERS OF THE TRUST ....................................... S-22
THE ADVISER AND SUB-ADVISER .............................................. S-27
PORTFOLIO MANAGERS ....................................................... S-28
THE ADMINISTRATOR ........................................................ S-30
THE DISTRIBUTOR .......................................................... S-31
TRANSFER AGENT............................................................ S-32
CUSTODIAN................................................................. S-33
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................ S-33
LEGAL COUNSEL ............................................................ S-33
PROXY VOTING ............................................................. S-33
CODES OF ETHICS .......................................................... S-33
BROKERAGE ALLOCATION AND OTHER PRACTICES ................................. S-33
PORTFOLIO HOLDINGS ....................................................... S-36
DESCRIPTION OF SHARES .................................................... S-37
SHAREHOLDER LIABILITY .................................................... S-37
LIMITATION OF TRUSTEES' LIABILITY ........................................ S-37
TAXES .................................................................... S-37
PURCHASING AND REDEEMING SHARES .......................................... S-40
DETERMINATION OF NET ASSET VALUE ......................................... S-41
5% AND 25% SHAREHOLDERS .................................................. S-41
APPENDIX A - RATINGS .....................................................  A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES ........................  B-1

March 1, 2007

                                                                 SNV-SX-001-0700

THE TRUST

GENERAL. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer shares of the Funds in some or all of the following classes: Institutional Shares, Class A Shares, Class B Shares and Class C Shares. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. For more information on shareholder servicing and distribution expenses, see the "Distributor." The Funds are currently offered in the following classes of shares:

-------------------------------- ------------------------ ------------------------- ------------------------ ----------------------
             FUND                     INSTITUTIONAL               CLASS A                   CLASS B                 CLASS C
-------------------------------- ------------------------ ------------------------- ------------------------ ----------------------
Large Cap Core Equity                       X                        X                         X                       X
-------------------------------- ------------------------ ------------------------- ------------------------ ----------------------
Mid Cap Value                               X                        X                         X                       X
-------------------------------- ------------------------ ------------------------- ------------------------ ----------------------
Intermediate-Term Bond                      X                        X                         X
-------------------------------- ------------------------ ------------------------- ------------------------ ----------------------
Georgia Municipal Bond                      X                        X
-------------------------------- ------------------------ ------------------------- ------------------------ ----------------------

HISTORY OF THE FUNDS. Each Fund is a successor to one or more common trust funds and/or collective investment funds (each a "Predecessor Fund" and together the "Predecessor Funds") of Synovus Trust Company, either directly or by merger. As a result of the conversion from common trust funds and/or collective investment funds, each Fund assumed all assets and liabilities of its respective Predecessor Fund. The Predecessor Funds were managed by the Investment Division of Synovus Trust Company, which as a result of an internal reorganization became Synovus Investment Advisors, Inc. ("Synovus" or the "Adviser") and the Predecessor Mid Cap Value Fund was managed by Steinberg Priest & Sloane Asset Management, LLC, formerly Steinberg Priest & Sloane Capital Management Co., Inc. ("Steinberg" or the "Sub-Adviser") using the same investment objective, strategies, policies and investment restrictions as those used by the Funds. The Predecessor Large Cap Core Equity, Predecessor Mid Cap Value, Predecessor Intermediate-Term Bond and Predecessor Georgia Municipal Bond Fund's dates of inception were December 31, 1990, April 3, 2000, August 1, 1967, and August 1, 1967, respectively. The Predecessor Large Cap Core Equity Fund, Predecessor Mid Cap Value Fund, Predecessor Intermediate-Term Bond Fund and Predecessor Georgia Municipal Bond Fund dissolved and reorganized into the Advisors' Inner Circle Synovus Funds on October 12, 2001. A substantial portion of the assets of each Predecessor Fund were transferred to its successor in connection with the Funds' commencement of operations on October 12, 2001.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate a Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.



DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUNDS USE?

The Funds currently intend to use the securities and investment strategies listed below in seeking their objectives; however, they may at any time invest in any of the investment strategies described in this SAI. This SAI describes each of these investments/strategies and their risks. A Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. The investments that are italicized are principal strategies and you can find more information on these techniques in the prospectus of the Funds. You can find more information concerning the limits on the ability of the Funds to use these investments in "What Are the Investment Policies of the Funds?"

   LARGE CAP CORE EQUITY FUND                  INTERMEDIATE-TERM BOND FUND

   o      EQUITY SECURITIES                  o      DEBT SECURITIES
   o      Short-term investments             o      Investment companies
   o      Options                            o      Repurchase agreements
   o      Investment companies               o      Restricted securities
   o      Repurchase agreements              o      Securities lending
   o      Restricted securities              o      When issued securities
   o      Securities lending
   o      When issued securities

   MID CAP VALUE FUND                          GEORGIA MUNICIPAL BOND FUND

   o      EQUITY SECURITIES                  o      DEBT SECURITIES
   o      Short-term investments             o      Investment companies
   o      Investment companies               o      Repurchase agreements
   o      Repurchase agreements              o      Restricted securities
   o      Restricted securities              o      Securities lending
   o      Securities lending                 o      When issued securities
   o      When issued securities

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in the section called "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally do not back agency securities. Agency securities are typically supported in one of three ways:

     o    by the right of the issuer to borrow from the U.S. Treasury;

     o by the discretionary authority of the U.S. government to buy the obligations of the agency; or

     o    by the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a Fund.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

MUNICIPAL SECURITIES - Municipal notes include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

The Adviser may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 by Standard & Poor's Rating Service ("S&P") or Prime-2 by Moody's Investors Services ("Moody's") at the time of investment or which are of equivalent quality as determined by the Adviser.

Other types of tax-exempt instruments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. The Fund may use the longer of the period required before the

Fund is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond ratings in the Appendix or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Fund would limit its put transactions to institutions which the Adviser believes present minimum credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

SPECIAL FACTORS RELATING TO GEORGIA MUNICIPAL SECURITIES - One of the nation's fastest growing states in terms of population, Georgia has benefited from steady economic and employment growth as a result of the State's stable and broad-based trade/services economy, low average cost of living, and extensive transportation infrastructure. The State's economy has slowed somewhat since the activity associated with the 1996 Olympic games. Despite the slight decline, Georgia's job creation continues to outpace the national rate. Much of the growth has been in the business services and healthcare sectors and has been centered in the metropolitan Atlanta area. However, there can be no assurance that such growth will continue in the future.

As of August 1, 2004, Georgia's general obligation debt carried AAA ratings from S&P, Moody's and Fitch. The ratings reflect the State's credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Georgia Municipal Bond Fund may invest.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the U.S. government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC - Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences of mortgage-backed securities are:

     o payments of interest and principal are more frequent (usually monthly); and
     o falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepay principal monthly. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, Freddie Mac, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMO or REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - A Fund will only invest in a security issued by a commercial bank if the bank:

     o has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank);

     o is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     o is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. A Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

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BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

A Fund that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by a Fund, with the maturity of each security weighted by the percentage of the assets of the Fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking Fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o      INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o      PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund.

o      EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o      CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P and Fitch Inc. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section "Appendix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Investors can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, alter duration or to remain fully invested. They may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates. Investing in derivatives for these purposes is known as "hedging." When hedging is successful, a Fund will have offset any depreciation in the value of its Fund securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to certain risks.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission (the "CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more that the original purchase price, the person closing out the contract will realize a gain. The opposite is also true. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain. The Funds will incur commission expenses in either opening, closing or possibly opening and closing futures positions.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o      PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by (i) allowing it to expire and losing its entire premium; (ii) exercising the option and either selling (in the case of a put option); (iii) buying (in the case of a call option) the underlying instrument at the strike price; or (iv) closing it out in the secondary market at its current price.

o      SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.


A Fund is permitted only to write covered options. A Fund can cover a call option by owning, at the time of selling the option:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
     o A call option on the same security or index with the same or lesser exercise price;
     o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
     o In case of an index, the basket of securities that corresponds to the index.

A Fund can cover a put option by, at the time of selling the option:

     o    Entering into a short position in the underlying security;
     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
     o    Maintaining the entire exercise price in liquid securities.

o      OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

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o      COMBINED POSITIONS

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).
     o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts that are traded only on exchanges regulated by the CFTC.
     o    Do not require an initial margin deposit.
     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency. A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

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It is difficult to forecast with precision the market value of fund securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative.

CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the Fund securities it is trying to hedge. However, if the Adviser's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
     o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and
     o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrow index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrow indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

     o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

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     o    have to purchase or sell the instrument underlying the contract;
     o    not be able to hedge its investments; and
     o    not be able realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;
     o unusual or unforeseen circumstances may interrupt normal operations of an exchange;
     o the facilities of the exchange may not be adequate to handle current trading volume;
     o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or
     o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on its Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     o    actual and anticipated changes in interest rates;
     o    fiscal and monetary policies; and
     o    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of the previous day's trading. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

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PREFERRED STOCKS - Preferred stocks are also units of ownership in a company.
Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are debt securities and preferred stocks that are convertible into common stock at a specified price or conversion ratio. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. Their market price tends to go up if the stock price moves up.

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;
     o Factors affecting an entire industry, such as increases in production costs; and
     o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the

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greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Consistent with their respective investment strategies, the Funds can invest in foreign securities in a number of ways:

     o They can invest directly in foreign securities denominated in a foreign currency;
     o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and
     o    They can invest in investment funds.

TYPES OF FOREIGN SECURITIES:

AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend

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payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;
     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;
     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;
     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and
     o foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways:

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     o    They are generally not as developed or efficient as, and more volatile, than those in the United States;
     o    They have substantially less volume;
     o Their securities tend to be less liquid and to experience rapid and erratic price movements;
     o Commissions on foreign stocks are generally higher and subject to set minimum rates, as opposed to negotiated rates;
     o Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets; and
     o They may have different settlement practices, which may cause delays and increase the potential for failed settlements.

FOREIGN CURRENCY RISK - While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;
     o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;
     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;
     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;
     o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and
     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;
     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;
     o Offer less protection of property rights than more developed countries; and
     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

INVESTMENT COMPANIES

A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, each Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund that invests in another investment company would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or U.S. Securities and Exchange Commission ("SEC") staff interpretations thereunder.

REPURCHASE AGREEMENTS

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Funds normally use repurchase agreements to earn income on assets that are not invested.

When a Fund enters into a repurchase agreement it will:

     o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and
     o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and a Fund might incur expenses in enforcing its rights.

RESTRICTED AND ILLIQUID SECURITIES.

While the Funds do not anticipate doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of its net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933
Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board of Trustees (the "Board"). This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

WHEN ISSUED TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although a Fund may earn income on securities it has in a segregated account. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

INVESTMENT POLICIES OF THE FUNDS

A Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES

The following are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of each Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares, whichever is less.

No Fund may (except where otherwise noted):

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities or securities issued by investment companies) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund on the last day of each fiscal quarter. This restriction applies to 75% of each Fund's assets. This restriction does not apply to the Mid Cap Value Fund or the Georgia Municipal Bond Fund.

2. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (ii) repurchase agreements involving such securities.

         For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry;
         (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; technology companies will be divided according to their respective product lines and services; (iii) supranational entities will be considered a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where a Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

7. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

8. Purchase or sell commodities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental and may be changed with respect to any Fund by the Board of Trustees.

1. The Large Cap Core Equity Fund may not change its investment strategy to invest at least 80% of its net assets in large cap equity securities without 60 days' prior written notice to shareholders.

2. The Mid Cap Value Fund may not change its investment strategy to invest at least 80% of its net assets in mid cap equity securities without 60 days' prior written notice to shareholders.

3. The Intermediate-Term Bond Fund may not change its investment strategy to invest at least 80% of its net assets in fixed income securities without 60 days' prior written notice to shareholders.

4. The Georgia Municipal Bond Fund may not change its investment strategy to invest at least 80% of its net assets in fixed income securities exempt from federal and Georgia state income taxes without 60 days' prior written notice to shareholders.

5. No Fund may purchase or hold illiquid securities (I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days)) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

With the exception of the limitations on liquidity standards in Paragraph 5 above, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

The foregoing percentages apply at the time of purchase.


TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's additional 37 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

----------------------------- ------------------- ------------------------------------ ---------------------------------------------
                                   POSITION
                                WITH TRUST AND
          NAME AND                  LENGTH               PRINCIPAL OCCUPATIONS                   OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH               OF TERM                  IN PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES
----------------------------- ------------------- ------------------------------------ ---------------------------------------------
Robert Nesher                 Chairman of the     SEI employee 1974 to present;        Trustee of The Advisors' Inner Circle Fund
(DOB 08/17/46)                Board of            currently performs various           II, Bishop Street Funds, SEI Global Master
                              Trustees*           services on behalf of SEI            Fund, plc, SEI Global Assets Fund, plc, SEI
                              (since 1991)        Investments for which Mr. Nesher     Global Investments Fund, plc, SEI
                                                  is compensated. Executive Vice       Investments Global, Limited, SEI
                                                  President of SEI Investments, 1986   Opportunity Master Fund, L.P., SEI
                                                  to 1994.  Director and Executive     Opportunity Fund, L.P., SEI Asset
                                                  Vice President of the                Allocation Trust, SEI Index Fund, SEI Daily
                                                  Administrator and the Distributor,   Income Trust, SEI Institutional
                                                  1981 to 1994.                        International Trust, SEI Institutional
                                                                                       Investments Trust, SEI Institutional
                                                                                       Managed Trust, SEI Liquid Asset Trust and
                                                                                       SEI Tax Exempt Trust.
----------------------------- ------------------- ------------------------------------ ---------------------------------------------
William M. Doran              Trustee*            Self-Employed Consultant since       Trustee of The Advisors' Inner Circle Fund
(DOB 05/26/40)                (since 1992)        2003.  Partner, Morgan, Lewis &      II, Bishop Street Funds, SEI Asset
                                                  Bockius LLP (law firm) from 1976     Allocation Trust, SEI Daily Income Trust,
                                                  to 2003, counsel to the Trust, SEI   SEI Index Fund, SEI Institutional
                                                  Investments, the Administrator and   International Trust, SEI Institutional
                                                  the Distributor. Director of the     Investments Trust, SEI Institutional
                                                  Distributor since 2003. Director     Managed Trust, SEI Liquid Asset Trust and
                                                  of SEI Investments since 1974;       SEI Tax Exempt Trust., SEI Investments -
                                                  Secretary of SEI Investments since   Global Fund Services Limited, SEI
                                                  1978.                                Investments Global, Limited, SEI
                                                                                       Investments (Europe), Limited, SEI
                                                                                       Investments (Asia) Limited, and SEI Asset
                                                                                       Korea Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Carlbom            Trustee             Self-Employed Business               Trustee of The Advisors' Inner Circle Fund
(DOB 08/20/34)                (since 2005)        Consultant, Business                 II, Bishop Street Funds; Board Member,
                                                  Projects Inc. since 1997.            Oregon Transfer Co., and O.T. Logistics,
                                                  Director, Crown Pacific Inc., CEO    Inc.
                                                  and President, United Grocers Inc.
                                                  from 1997 to 2000.
----------------------------- ------------------- ------------------------------------ ---------------------------------------------
Mitchell A. Johnson           Trustee             Retired.                             Trustee of The Advisors' Inner Circle Fund
(DOB 03/01/42)                (since 2005)                                             II, Bishop Street Funds; Director, Federal
                                                                                       Agricultural Mortgage Corporation; Trustee
                                                                                       of Diversified Investors Portfolio, The
                                                                                       Diversified Investors Fund Group, The
                                                                                       Diversified Investors Fund Group II, and the
                                                                                       Diversified Investors Strategies Variable
                                                                                       Funds.

----------------------------- ------------------- ------------------------------------ ---------------------------------------------
Betty L. Krikorian            Trustee              Self-Employed Legal and Financial   Trustee of The Advisors' Inner Circle Fund
(DOB 01/23/43)                (since 2005)        Services Consultant since 2003.      II and Bishop Street Funds.
                                                  State Street Bank In-house
                                                  counsel, 1995 to 2003.
----------------------------- ------------------- ------------------------------------ ---------------------------------------------
Eugene B. Peters              Trustee              Private investor from 1987 to       Trustee of The Advisors' Inner Circle Fund
(DOB 06/03/29)                (since 1993)        present.  Vice president and Chief   II and Bishop Street Funds.
                                                  Financial Officer, Western
                                                  Company of North America
                                                  (petroleum service company),
                                                  1980 to 1986. President of
                                                  Gene Peters and Associates
                                                  (import company), 1978 to
                                                  1980. President and Chief
                                                  Executive Officer of Jos.
                                                  Schlitz Brewing Company before
                                                  1978.
----------------------------- ------------------- ------------------------------------ ---------------------------------------------

----------------------------- ------------------- ------------------------------------ ---------------------------------------------
                                   POSITION
                                WITH TRUST AND
          NAME AND                  LENGTH               PRINCIPAL OCCUPATIONS                   OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH               OF TERM                  IN PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES
----------------------------- ------------------- ------------------------------------ ---------------------------------------------
James M. Storey               Trustee              Attorney, Solo Practitioner since   Trustee of The Advisors' Inner Circle Fund
(DOB 04/12/31)                (since 1994)        1994. Partner, Dechert Price &       II, Bishop Street Funds, Massachusetts
                                                  Rhoads (law firm), September 1987    Health and Education Tax-Exempt Trust, SEI
                                                  to December 1993.                    Asset Allocation Trust, SEI Daily Income
                                                                                       Trust, SEI Index Fund, SEI Institutional
                                                                                       International Trust, SEI Institutional
                                                                                       Investments Trust, SEI Institutional Managed
                                                                                       Trust, SEI Liquid Asset Trust and SEI Tax
                                                                                       Exempt Trust, and U.S. Charitable Gift
                                                                                       Trust.
----------------------------- ------------------- ------------------------------------ ---------------------------------------------
George J. Sullivan, Jr.       Trustee             Chief Executive Officer, Newfound    Trustee of The Advisors' Inner Circle Fund
(DOB 11/13/42)                (since 1999)        Consultants Inc. since April         II, Bishop Street Funds, SEI Asset
                                                  1997. General Partner, Teton         Allocation Trust, SEI Opportunity Fund, SEI
                                                  Partners, L.P., June 1991 to         Daily Income Trust, SEI Index Fund, SEI
                                                  December 1996; Chief Financial       Institutional International Trust, SEI
                                                  Officer, Nobel Partners, L.P.,       Institutional Investments Trust, SEI
                                                  March 1991 to December 1996;         Institutional Managed Trust, SEI Liquid
                                                  Treasurer and Clerk, Peak            Asset Trust, SEI Opportunity Master Fund,
                                                  Asset Management, Inc., since 1991.  SEI Tax Exempt Trust, and State Street
                                                                                       Navigator Securities Lending Trust.
----------------------------- ------------------- ------------------------------------ ---------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met seven times in the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 44 times in the most recently completed fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

---------------------- ------------------------------------------------------- ----------------------------------------------------
        NAME                        DOLLAR RANGE OF FUND SHARES                         AGGREGATE DOLLAR RANGE OF SHARES
                                              (FUND)*                                             (ALL FUNDS)*
---------------------- ------------------------------------------------------- ----------------------------------------------------
       Carlbom                                 None                                                  None
---------------------- ------------------------------------------------------- ----------------------------------------------------
        Doran                                  None                                                  None
---------------------- ------------------------------------------------------- ----------------------------------------------------
       Johnson                                 None                                                  None
---------------------- ------------------------------------------------------- ----------------------------------------------------
      Krikorian                                None                                                  None
---------------------- ------------------------------------------------------- ----------------------------------------------------
       Nesher                                  None                                                  None
---------------------- ------------------------------------------------------- ----------------------------------------------------
       Peters                                  None                                                  None
---------------------- ------------------------------------------------------- ----------------------------------------------------
       Storey                                  None                                                  None
---------------------- ------------------------------------------------------- ----------------------------------------------------
      Sullivan                                 None                                                  None
---------------------- ------------------------------------------------------- ----------------------------------------------------

*    Valuation date is December 31, 2006.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

------------------------- ---------------------- ----------------------------- ------------------------- --------------------------
                                                    PENSION OR RETIREMENT                                 TOTAL COMPENSATION FROM
                                AGGREGATE        BENEFITS ACCRUED AS PART OF       ESTIMATED ANNUAL          THE TRUST AND FUND
          NAME                COMPENSATION              FUND EXPENSES          BENEFITS UPON RETIREMENT           COMPLEX*
------------------------- ---------------------- ----------------------------- ------------------------- --------------------------
        Carlbom                  $44,914                     n/a                          n/a                      $44,914
------------------------- ---------------------- ----------------------------- ------------------------- --------------------------
         Doran                     $0                        n/a                          n/a                        $0
------------------------- ---------------------- ----------------------------- ------------------------- --------------------------
        Johnson                  $44,914                     n/a                          n/a                      $44,914
------------------------- ---------------------- ----------------------------- ------------------------- --------------------------
       Krikorian                 $44,914                     n/a                          n/a                      $44,914
------------------------- ---------------------- ----------------------------- ------------------------- --------------------------
         Nesher                    $0                        n/a                          n/a                        $0
------------------------- ---------------------- ----------------------------- ------------------------- --------------------------
         Peters                  $44,914                     n/a                          n/a                      $44,914
------------------------- ---------------------- ----------------------------- ------------------------- --------------------------
         Storey                  $44,914                     n/a                          n/a                      $44,914
------------------------- ---------------------- ----------------------------- ------------------------- --------------------------
        Sullivan                 $44,914                     n/a                          n/a                      $44,914
------------------------- ---------------------- ----------------------------- ------------------------- --------------------------

*    The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

--------------------------- ------------------------- --------------------------------------------------- --------------------------
         NAME AND           POSITION WITH TRUST AND         PRINCIPAL OCCUPATIONS IN PAST 5 YEARS         OTHER DIRECTORSHIPS HELD
      DATE OF BIRTH              LENGTH OF TERM
--------------------------- ------------------------- --------------------------------------------------- --------------------------
James F. Volk                      President          Chief Accounting Officer and Chief Compliance       None.
(DOB 08/28/62)                    (since 2003)        Officer at SEI Investment Manager Services since
                                                      2004. Senior Operations
                                                      Officer at SEI
                                                      Investments, Fund
                                                      Accounting and
                                                      Administration from 1996
                                                      to 2004.
--------------------------- ------------------------- --------------------------------------------------- --------------------------
Michael Lawson                Controller and Chief    Director, Fund Accounting since July 2005,          None.
(DOB 10/8/60)                  Financial Officer      Manager, Fund Accounting, SEI Investments AVP,
                                 (since 2005)         from April 1995 through July 2005, excluding
                                                      February 1998 through October 1998,
                                                      Assistant Product Manager, Pilgrim Baxter &
                                                      Associates February 1998 through October 1998.
--------------------------- ------------------------- --------------------------------------------------- --------------------------
Russell Emery                   Chief Compliance      Director of Investment Product Management and       None.
(DOB 12/18/62)                      Officer           Development, SEI Investments, since February
                                  (since 2006)        2003; Senior Investment Analyst - Equity Team,
                                                      SEI Investments, from March 2000 to
                                                      February 2003.
--------------------------- ------------------------- --------------------------------------------------- --------------------------
Timothy D. Barto               Vice President and     General Counsel and Secretary of SIMC and the       None.
(DOB 03/28/68)                Assistant Secretary     Administrator since 2004.  Vice President of SIMC
                                 (since 1999)         and the Administrator since 1999. Vice President
                                                      and Assistant Secretary of SEI Investments
                                                      since 2001. Assistant Secretary of SIMC, the
                                                      Administrator and the Distributor and Vice
                                                     President of the Distributor from 1999 to 2003.
--------------------------- ------------------------- --------------------------------------------------- --------------------------
James Ndiaye                     Vice President       Vice President and Assistant Secretary of SIMC      None.
(DOB 09/11/68)                   and Secretary        since 2005.  Vice President at Deutsche Asset
                                  (since 2004)        Management from 2003 to 2004. Associate at
                                                      Morgan, Lewis & Bockius LLP from 2000 to
                                                      2003. Assistant Vice President at ING
                                                      Variable Annuities Group from 1999 to 2000.
--------------------------- ------------------------- --------------------------------------------------- --------------------------
Sofia A. Rosala                  Vice President        Vice President and Assistant Secretary of SIMC     None.
(DOB 02/01/74)              and Assistant Secretary    and the Administrator since 2005.  Compliance
                                  (since               2006) Officer at SEI
                                                       Investments from 2001 to
                                                       2004. Account and Product
                                                       Consultant at SEI Private
                                                       Trust Company from 1998
                                                       to 2001.
--------------------------- ------------------------- --------------------------------------------------- --------------------------
Nicole Welch                      AML Officer         Compliance Analyst, TD Waterhouse, 2004.  Senior    None.
(DOB 09/13/77)                    (since 2005)        Compliance Analyst, UBS Financial Services,
                                                      2002-2004. Knowledge
                                                      Management Analyst,
                                                      PricewaterhouseCoopers
                                                      Consulting, 2000 to 2002.
--------------------------- ------------------------- --------------------------------------------------- --------------------------

THE ADVISER AND SUB-ADVISER

INVESTMENT ADVISER. Synovus Investment Advisors, Inc., a subsidiary of Synovus Financial Corp, located at 1234 First Avenue, Columbus, GA 31901, serves as the investment adviser to the Funds. SIA is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940 and serves as the investment adviser to each Fund. As a result of an internal reorganization, SIA succeeded to the advisory business of Synovus Funds Investment Advisors, a separately identifiable division of Synovus Trust Company and the former adviser to the Funds from their inception until the reorganization. As of December 31, 2006 the Adviser had approximately $5.8 billion in assets under management.

Synovus Trust Company, N.A. is a wholly-owned subsidiary of of Columbus Bank & Trust, the lead bank of Synovus Financial Corp ("Synovus") and, through its asset-management group, has provided investment advisory and wealth management services to its customers since 1888. Synovus Financial Corp. is a diverse financial services company with a tradition of serving clients for over a century. Synovus is a multi-financial services holding company based in Columbus, Georgia. Synovus operates 41 banks serving communities in Georgia, Alabama, Florida, South Carolina and Tennessee. Synovus is a publicly-held company trading on the NYSE.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% for Large Cap Core Equity, 0.75% for Mid Cap Value, 0.45% of Intermediate-Term Bond and 0.45% of Georgia Municipal Bond, based on the average daily net assets of the each fund. The Adviser has voluntarily agreed to waive all or a portion of its fee for each Fund and to reimburse expenses of each Fund in order to limit total operating expenses as described in the Funds' prospectuses. The Adviser reserves the right to terminate its waiver or any reimbursements at any time. Due to the effect of waivers by the Adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the fiscal years ended October 31, 2004, 2005 and 2006 the Funds paid the following in management fees to the Adviser:

----------------------------------- --------------------------------------------- ------------------------------------------------
                FUND                                 FEES PAID                                      FEES WAIVED
----------------------------------- -------------- -------------- --------------- -------------- ---------------- ----------------
                                        2004           2005            2006           2004            2005             2006
----------------------------------- -------------- -------------- --------------- -------------- ---------------- ----------------
Large Cap Core Equity Fund           $1,365,573     $1,360,167      $1,250,530         $0              $0               $0
----------------------------------- -------------- -------------- --------------- -------------- ---------------- ----------------
Mid Cap Value Fund                    $465,259       $726,000        $779,325        $61,471         $10,617          $31,080
----------------------------------- -------------- -------------- --------------- -------------- ---------------- ----------------
Intermediate-Term Bond Fund           $833,591       $818,991        $642,311          $0              $0               $0
----------------------------------- -------------- -------------- --------------- -------------- ---------------- ----------------
Georgia Municipal Bond Fund           $269,120       $272,335        $222,331          $0              $0               $0
----------------------------------- -------------- -------------- --------------- -------------- ---------------- ----------------

INVESTMENT SUB-ADVISER. Steinberg Management, LLC ("Steinberg" or the "Sub-Adviser"), located at 12 East 49th Street, Suite 1202, New York, NY 10017-1028, serves as the investment sub-adviser for the Mid Cap Value Fund. Steinberg is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. Steinberg has provided investment services to institutional and high net worth clients since its establishment in 1982. Steinberg served as investment adviser to the Predecessor Mid Cap Value Fund prior to its conversion. As of December 31, 2006 Steinberg had approximately $2.35 billion of assets under management.

ADVISORY SUB-ADVISORY AGREEMENT WITH THE TRUST. The Trust, SIA and the Adviser have entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement"). Under the Sub-Advisory Agreement, the Sub-Adviser serves as the investment adviser and makes the investment decisions for the Mid Cap Value Fund and continuously reviews, supervises and administers the investment program of the Mid Cap Value Fund, subject to the supervision of, and policies established by, SIA and the Board. After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Mid Cap Value Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Mid Cap Value Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Sub-Adviser, or by the Sub-Adviser on 90 days' written notice to the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

SUB-ADVISORY FEES PAID TO THE SUB-ADVISER. For its services under the Sub-Advisory Agreement, the Sub-Adviser is entitled to a fee, which is calculated daily and paid monthly by SIA, at an annual rate of 0.50% on the first $50 million, 0.40% on the next $40 million, and 0.25% over $90 million based on the average daily net assets of the Mid Cap Value Fund. For the fiscal years ended October 31, 2004, 2005 and 2006 SIA paid the following in sub-advisory fees to the Sub-Adviser:

---------------------------- ------------------------------------------------------ -----------------------------------------------
           FUND                                    FEES PAID                                          FEES WAIVED
---------------------------- ------------------------------------------------------ -----------------------------------------------
                                    2004               2005             2006             2004             2005             2006
---------------------------- ------------------- ----------------- ---------------- --------------- ------------------ ------------
    Mid Cap Value Fund            $219,857           $477,150         $519,558         $61,471           $7,087           $20,824
---------------------------- ------------------- ----------------- ---------------- --------------- ------------------ ------------

PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. Synovus and the Adviser, as applicable, compensate each portfolio manager of the Large Cap Core Fund, Intermediate-Term Bond Fund and George Municipal Bond Fund for his or her management of the Funds. The Adviser may pay Neal Price, Matt Weatherly and Nathan Love a discretionary bonus of up to 10% of their regular salary paid by Synovus. The discretionary cash bonus is based upon the pre-tax performance of the Funds over a calendar year as compared to the Lipper Core Equity Index for the Large Cap Core Fund and the Lipper Intermediate Term Index for the Georgia Municipal Bond Fund and the Intermediate-Term Bond Fund.

With respect to the separate accounts managed by the Adviser's portfolio managers, Synovus may compensate Megan L. Busby and John Gross with stock options and a discretionary cash bonus in addition to their regular salaries. This discretionary bonus is based upon the performance of the portfolio managers' separately-managed accounts. Synovus may similarly compensate Neal Price, Matt Weatherly and Nathan Love with a discretionary bonus based upon the performance of the separately-managed accounts.

With respect to the Mid Cap Value Fund, the Sub-Adviser compensates each portfolio manager for his or her management of the Mid Cap Value Fund with salary and a discretionary cash bonus. The portfolio managers' compensation is partly determined by the amount of assets managed by the Sub-Adviser, Fund and account pre-tax absolute and relative performance (depending on account mandate), as well as client service and team work.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

---------------------- ------------------------------------------------------ -----------------------------------------------------
        NAME                        DOLLAR RANGE OF FUND SHARES                         AGGREGATE DOLLAR RANGE OF SHARES
                                               (FUND)                                              (ALL FUNDS)
---------------------- ------------------------------------------------------ -----------------------------------------------------
Megan L. Busby*                                 None                                                  None
---------------------- ------------------------------------------------------ -----------------------------------------------------
John Gross*                                     None                                                  None
---------------------- ------------------------------------------------------ -----------------------------------------------------
Neal Price*                                     None                                                  None
---------------------- ------------------------------------------------------ -----------------------------------------------------
Nathan Love*                                    None                                                  None
---------------------- ------------------------------------------------------ -----------------------------------------------------
Michael A. Steinberg*                           None                                                  None
---------------------- ------------------------------------------------------ -----------------------------------------------------
William Auslander**                             None                                                  None
---------------------- ------------------------------------------------------ -----------------------------------------------------

*    Valuation date is October 31, 2006.
**   Valuation date is January 31, 2007.

OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. Please note that one of the accounts listed below are subject to a performance-based advisory fee.

-------------------- ---------------------------- ---------------------------------------- --------------------------------------
                        REGISTERED INVESTMENT
                              COMPANIES              OTHER POOLED INVESTMENT VEHICLES                 OTHER ACCOUNTS
-------------------- ---------------------------- ---------------------------------------- --------------------------------------
                        NUMBER OF      TOTAL         NUMBER OF          TOTAL ASSETS          NUMBER OF         TOTAL ASSETS
NAME                     ACCOUNTS       ASSETS        ACCOUNTS                                ACCOUNTS
-------------------- ----------------- ---------- ----------------- ---------------------- ---------------- ---------------------
William Auslander++         0            None            2              $192,000,000             344           $2,072,000,000
-------------------- ----------------- ---------- ----------------- ---------------------- ---------------- ---------------------
Megan L. Busby+             0            None            0                  None                 15             $59,471,941
-------------------- ----------------- ---------- ----------------- ---------------------- ---------------- ---------------------
John Gross+                 0            None            0                  None                 161            $205,288,025
-------------------- ----------------- ---------- ----------------- ---------------------- ---------------- ---------------------
Nathan Love+                0            None            0                  None                 92             $43,621,972
-------------------- ----------------- ---------- ----------------- ---------------------- ---------------- ---------------------
Neal Price+                 0            None            0                  None                 130            $258,722,899
-------------------- ----------------- ---------- ----------------- ---------------------- ---------------- ---------------------
Michael Steinberg+          0            None            3*             $204,700,000             344           $2,072,000,000
-------------------- ----------------- ---------- ----------------- ---------------------- ---------------- ---------------------

* Includes one account with assets under management of $12,700,000 that is subject to a performance-based advisory fee.

+    Valuation date is October 31, 2006.
++   Valuation date is January 31, 2007.

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. In addition, it is also possible that a potential conflict of interest may arise because the portfolio managers manage accounts with performance-based management fees in addition to the Funds and other accounts without a performance-based fee. However, the Adviser and Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts they manage are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator" and formerly SEI Investments Mutual Funds Services), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the first $250 million of average daily net assets, 0.125% of the next $250 million of average daily net assets, 0.10% on average daily net assets over $500 million. However, each Fund pays a minimum annual administration fee of $100,000, which would be increased by $15,000 per additional class. Due to this minimum, the annual administration fee each Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2004, 2005 and 2006 the Funds paid the following administration fees:

--------------------------------- ---------------------------------------------- -------------------------------------------------
               FUND                                 FEES PAID                                      FEES WAIVED
--------------------------------- ---------------------------------------------- -------------------------------------------------
                                      2004            2005            2006            2004             2005            2006
--------------------------------- -------------- ---------------- -------------- ---------------- --------------- ----------------
Large Cap Core Equity Fund          $306,128        $302,041        $284,994           $0               $0              $0
--------------------------------- -------------- ---------------- -------------- ---------------- --------------- ----------------
Mid Cap Value Fund                  $145,000        $145,015        $145,015           $0               $0              $0
--------------------------------- -------------- ---------------- -------------- ---------------- --------------- ----------------
Intermediate-Term Bond Fund         $249,235        $242,465        $195,170           $0               $0              $0
--------------------------------- -------------- ---------------- -------------- ---------------- --------------- ----------------
Georgia Municipal Bond Fund         $115,000        $115,012        $115,012           $0               $0              $0
--------------------------------- -------------- ---------------- -------------- ---------------- --------------- ----------------

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Board and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Board and of the Qualified Trustees.

o CLASS A SHARES. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor ("Service Providers"), may receive up to 0.25% of each Fund's assets attributable to Class A Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. In addition to distribution services, the Plan permits the payment of up to 0.25% of each Fund's assets attributable to Class A Shares to the Distributor or designated Service Providers as compensation for shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.

o CLASS B SHARES. Under the Plan, the Distributor, or designated Service Providers, may receive up to 1.00% of each Fund's assets attributable to Class B Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The Plan allows for payment of up to 0.75% of each Fund's assets attributable to Class B Shares as compensation for distribution services and up to 0.25% of each Fund's assets attributable to Class B Shares as compensation for shareholder services.

o CLASS C SHARES. Under the Plan, the Distributor, or designated Service Providers, may receive up to 1.00% of each Fund's assets attributable to Class C Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The Plan allows for payment of up to 0.75% of each Fund's assets attributable to Class C Shares as compensation for distribution services and up to 0.25% of each Fund's assets attributable to Class C Shares as compensation for shareholder services.

DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Services Provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.

12B-1 FEE PAYMENTS. For the fiscal years ended October 31, 2004, 2005 and 2006, each Fund paid the Distributor the following fees pursuant to the Plan:

------------------------------------- --------------------------------------------- ----------------------------------------------
             FUND (CLASS)                           12B-1 FEES PAID                     12B-1 FEES RETAINED BY THE DISTRIBUTOR
------------------------------------- --------------------------------------------- ----------------------------------------------
                                          2004            2005            2006           2004             2005            2006
----------------------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund
------------------------------------- -------------- ---------------- ------------- ---------------- ---------------- ------------
     Class A                             $20,610         $17,095         $8,959           $0               $0              $0
------------------------------------- -------------- ---------------- ------------- ---------------- ---------------- ------------
     Class B                             $15,900         $14,843         $7,667           $0               $0              $0
------------------------------------- -------------- ---------------- ------------- ---------------- ---------------- ------------
     Class C                             $40,501         $33,617        $24,638           $0               $0              $0
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund
------------------------------------- -------------- ---------------- ------------- ---------------- ---------------- ------------
     Class A                             $13,183         $14,092        $11,053           $0               $0              $0
------------------------------------- -------------- ---------------- ------------- ---------------- ---------------- ------------
     Class B                             $42,191         $56,263        $61,573           $0               $0              $0
------------------------------------- -------------- ---------------- ------------- ---------------- ---------------- ------------
     Class C                             $54,610         $78,352        $100,406          $0               $0              $0
----------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Bond Fund
------------------------------------- -------------- ---------------- ------------- ---------------- ---------------- ------------
     Class A                             $12,381         $8,070          $3,618           $0               $0              $0
------------------------------------- -------------- ---------------- ------------- ---------------- ---------------- ------------
     Class B                             $11,438         $8,902          $2,052           $0               $0              $0
----------------------------------------------------------------------------------------------------------------------------------
Georgia Municipal Bond Fund
------------------------------------- -------------- ---------------- ------------- ---------------- ---------------- ------------
     Class A                             $1,750          $1,774          $1,747           $0               $0              $0
------------------------------------- -------------- ---------------- ------------- ---------------- ---------------- ------------

DEALER REALLOWANCES. Class A Shares Shares of the Funds are sold subject to a front-end sales charge as described in the prospectus. Selling dealers are normally reallowed 100% of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A shares.

------------------------------------- --------------------------------------------------------------------------------------------
                                                          DEALER REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
                                      --------------------------------------------------------------------------------------------
                                                       $50,000
                                                       but less       $100,000         $250,000        $500,000
                                        Less than        than       but less than   but less than   but less than      $1,000,000
                 FUND                    $50,000       $100,000       $250,000         $500,000       $1,000,000       and over
------------------------------------- -------------- ------------- ---------------- --------------- --------------- --------------
Large Cap Core Equity Fund                5.75%         4.50%           3.50%           2.60%           2.00%            None
------------------------------------- -------------- ------------- ---------------- --------------- --------------- --------------
Mid Cap Value Fund                        5.75%         4.50%           3.50%           2.60%           2.00%            None
------------------------------------- -------------- ------------- ---------------- --------------- --------------- --------------
Intermediate-Term Bond Fund               4.50%         4.00%           3.50%           2.50%           2.00%            None
------------------------------------- -------------- ------------- ---------------- --------------- --------------- --------------
Georgia Municipal Bond Fund               4.50%         4.00%           3.50%           2.50%           2.00%            None
------------------------------------- -------------- ------------- ---------------- --------------- --------------- --------------

Dealers that are reallowed the entire amount of the sales charge may be deemed to be underwriters within the meaning of the 1933 Act for the purposes of assessing civil liability.

TRANSFER AGENT

Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101 serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust (the "Transfer Agent").

CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302, serves as the Funds' Custodian. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.




INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on their report authority as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review each Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling 866-330-1111; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

----------------------------------------- -----------------------------------------------------------------------------------------
                  FUND                                      AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
----------------------------------------- ----------------------------- --------------------------- -------------------------------
                                                      2004                         2005                           2006
----------------------------------------- ----------------------------- --------------------------- -------------------------------
Large Cap Core Equity Fund                          $175,498                     $142,900                       $187,294
----------------------------------------- ----------------------------- --------------------------- -------------------------------
Mid Cap Value Fund                                  $121,833                     $206,738                       $177,727
----------------------------------------- ----------------------------- --------------------------- -------------------------------
Intermediate-Term Bond Fund                            $0                           $0                             $0
----------------------------------------- ----------------------------- --------------------------- -------------------------------
Georgia Municipal Bond Fund                            $0                           $0                             $0
----------------------------------------- ----------------------------- --------------------------- -------------------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2006, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

------------------------------------------------- ---------------------------------------- -----------------------------------------
                      FUND                           TOTAL DOLLAR AMOUNT OF BROKERAGE         TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                                     COMMISSIONS FOR RESEARCH SERVICES        INVOLVING BROKERAGE COMMISSIONS FOR
                                                                                                       RESEARCH SERVICES
------------------------------------------------- ---------------------------------------- -----------------------------------------
Large Cap Core Equity Fund                                          $0                                        $0
------------------------------------------------- ---------------------------------------- -----------------------------------------
Mid Cap Value Fund                                                $53,530                                 $21,540,000
------------------------------------------------- ---------------------------------------- -----------------------------------------
Intermediate-Term Bond Fund                                         $0                                        $0
------------------------------------------------- ---------------------------------------- -----------------------------------------
Georgia Municipal Bond Fund                                         $0                                        $0
------------------------------------------------- ---------------------------------------- -----------------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2006, the Intermediate-Term Bond Fund held debt securities of Banc of America Finance Services, Inc. valued at $3,935,000, debt securities of Goldman Sachs Group valued at $2,072,000, debt securities of Lehman Brothers Inc. valued at $3,188,000, and debt securities of Merrill Lynch, Inc. valued at $3,469,000. As of October 31, 2006, the Large Cap Core Equity Fund held debt securities of Merrill Lynch, Inc. valued at $4,295,000, equity securities of J.P. Morgan Chase Bank valued at $3,352,000, equity securities of Banc of America Investment Services valued at $4,319,000, equity securities of Citigroup, Inc. valued at $5,504,000, and equity securities of Goldman, Sachs valued at $5,504,000. As of October 31, 2006, the Synovus Mid Cap Value Fund held debt securities of Merrill Lynch valued at $3,151,000. As of October 31, 2006, the Georgia Municipal Bond Fund did not hold any securities.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under the SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended October 31, 2005 and 2006, the portfolio turnover rate for each of the Funds was as follows:

--------------------------------------- -------------------------------------------------------------------------------------
                 FUND                                                       PORTFOLIO TURNOVER RATES
--------------------------------------- ----------------------------------------- -------------------------------------------
                                                              2005                                   2006
--------------------------------------- ----------------------------------------- -------------------------------------------
        Large Cap Core Equity                                34.75%                                 37.31%
--------------------------------------- ----------------------------------------- -------------------------------------------
            Mid Cap Value                                    53.48%                                 35.30%
--------------------------------------- ----------------------------------------- -------------------------------------------
        Intermediate-Term Bond                               45.47%                                 35.71%
--------------------------------------- ----------------------------------------- -------------------------------------------
        Georgia Municipal Bond                               15.18%                                 15.79%
--------------------------------------- ----------------------------------------- -------------------------------------------

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund will disclose a complete or summary schedule of investments (which includes each Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-800-330-1111.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds' shareholders and that to the extent conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that each Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Funds' prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government Securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. A Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by each Fund will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (E.G., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. The Intermediate-Term Bond Fund and the Georgia Municipal Bond Fund do not anticipate making distributions that will be designated as qualified dividend income. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. Each Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.



FOREIGN TAXES. Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in a Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90 day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

5% AND 25% SHAREHOLDERS

As of February 1, 2007, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds.

LARGE CAP CORE EQUITY FUND - INSTITUTIONAL SHARES

SHAREHOLDER                                  NUMBER OF SHARES            %
-----------                                  ----------------           ---
Maril & Co FBO 5A                            16,039,329.305             96.66%
M&I Trust Co NA
Attn Mutual Funds
11270 W Park Place Ste 400
Milwaukee, WI 53224

LARGE CAP CORE EQUITY FUND - CLASS A

SHAREHOLDER                                  NUMBER OF SHARES            %
-----------                                  ----------------           ---
PIMS/Prudential Retirement                   98,715.331                 40.92%
As Nominee for the TTEE/Cust Pl 30
Schuster Enterprises Inc.
Synovus Trust Company
1148 Broadway
Columbus, GA 31901




NFS LLC FEBO                                 30,882.349                 12.80%
Ruby E. Ingle
7875 Layfield Rd
Upatoi, GA 31829



NFS LLC FEBO                                 12,943.572                 5.37%
Anneliese L. Haney
TOD the Estate Anneliese L. Haney
7232 Wedgewood Drive
Midland, GA 31820


LARGE CAP CORE EQUITY FUND - CLASS B

SHAREHOLDER                                  NUMBER OF SHARES            %
-----------                                  ----------------           ---
NFS LLC FEBO                                 12,109.995                 12.38%
Jerral Wayne Cox
Clifford H. Brasher
2990 Smyer Rd
Birmingham, AL 35216


LARGE CAP CORE EQUITY FUND - CLASS C

SHAREHOLDER                                  NUMBER OF SHARES            %
-----------                                  ----------------           ---
NFS LLC FEBO                                 12,989.315                 6.99%
Margaret L. Lathum
TOD Curtis W. Gordon Jr.
2105 3rd Ave North
Birmingham, AL 35203

MID CAP VALUE FUND - INSTITUTIONAL SHARES

SHAREHOLDER                                  NUMBER OF SHARES            %
-----------                                  ----------------           ---
Maril & Co FBO 5A                            3,466,285.510              65.70%
M&I Trust Co NA
11270 W Park Place Ste 400
Milwaukee, WI 53224

NFS LLC FEBO                                 850,090.464                16.11%
Fiioc as Agent For
Qualified Employee Benefit
Plans 401K Finops-IC Funds
100 Magellan Way Kwic
Covington, KY 41015

Trustlynx & Co                               536,631.413                10.17%
P.O Box 173736
Denver, CO 80217-3736


MID CAP VALUE EQUITY FUND - CLASS A

SHAREHOLDER                                  NUMBER OF SHARES            %
-----------                                  ----------------           ---
None


MID CAP VALUE EQUITY FUND - CLASS B

SHAREHOLDER                                  NUMBER OF SHARES            %
-----------                                  ----------------           ---
None


MID CAP VALUE EQUITY FUND - CLASS C

SHAREHOLDER                                  NUMBER OF SHARES            %
-----------                                  ----------------           ---
NFS LLC FEBO                                 31,212.837                 5.05%
NFS FMTC Rollover IRA
FBO Donald A. Meyerhofer
101 Meadowbrook Lane
Lafayette, GA 30728


INTERMEDIATE-TERM BOND FUND - INSTITUTIONAL SHARES

SHAREHOLDER                                  NUMBER OF SHARES            %
-----------                                  ----------------           ---
Maril & Co FBO 5A                            13,007,890.291             95.25%
M&I Trust Co NA
11270 W Park Place Ste 400
Milwaukee, WI 53224


INTERMEDIATE -TERM BOND FUND - CLASS A

SHAREHOLDER                                  NUMBER OF SHARES            %
-----------                                  ----------------           ---
PIMS/Prudential Retirement                   60,075.567                 48.75%
As Nominee for the TTEE/Cust Pl 30
Schuster Enterprises Inc.
Synovus Trust Company
1148 Broadway
Columbus, GA 31901

NFS LLC FEBO                                 14,713.845                 11.94%
Dorothy W. Miller
George R. Miller
1212 Boxwood Blvd
Columbus, GA 31906

NFS LLC FEBO                                 9,372.071                  7.60%
Bettye Jean Carson
509 Lakewood Dr
Tifton, GA 31793

NFS LLC FEBO                                 8,866.068                  7.19%
Anneliese L. Haney
TOD the Estate Anneliese L. Haney
7232 Wedgewood Drive
Midland, GA 31820


INTERMEDIATE -TERM BOND FUND - CLASS B

SHAREHOLDER                                  NUMBER OF SHARES            %
-----------                                  ----------------           ---
NFS LLC FEBO                                 5,241.920                  6.53%
NFS FMTC Rollover IRA
FBO Sybil Maddron
4306 Mitchell Bridge Dr
Dalton, GA 30721

NFS LLC FEBO                                 4,922.178                  6.13%
NFS FMTC Rollover IRA
FBO Ronald E. Lingenfelter
451 Lee Road 346
Salem, AL 36874

NFS LLC FEBO                                 4,510.117                  5.62%
NFS FMTC Rollover IRA
FBO Theresa Acker
6729 Beaver Ct
Midland, GA 31820

NFS LLC FEBO                                 4,296.523                  5.35%
NFS FMTC Rollover IRA
FBO Patsy J. Kirkland
1910 15th Ave
Phenix City, AL 36867

GEORGIA MUNICIPAL BOND FUND - INSTITUTIONAL SHARES

SHAREHOLDER                                  NUMBER OF SHARES            %
-----------                                  ----------------           ---
Maril & Co FBO 5A                            4,201,322.683              99.88%
M&I Trust Co NA
11270 W Park Place Ste 400
Milwaukee, WI 53224


GEORGIA MUNICIPAL BOND FUND - CLASS A

SHAREHOLDER                                  NUMBER OF SHARES            %
-----------                                  ----------------           ---
NFS LLC FEBO                                 21,268.811                 36.21%
Ruby E. Ingle
7875 Layfield Rd
Upatoi, GA 31829

NFS LLC FEBO                                 19,193.858                 32.68%
Bettye Jean Carson
509 Lakewood Dr
Tifton, GA 31793

NFS LLC FEBO                                 8,551.690                  14.56%
Thomas Burl Bing
2730 Blacks Bluff Rd SW
Rome, GA 30161

NFS LLC FEBO                                 4,890.311                  8.33%
Donald R. Todd Sr.
Meredith T. Todd
3573 Brenda Ct
Douglasville, GA 30135

NFS LLC FEBO                                 3,019.908                  5.14%
Douglas G. Dowdy
1257 Moreland Ave
Atlanta, GA 30316


The Funds believe that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

                              APPENDIX A - RATINGS

MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper- medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue which is rated "baa" is considered to be a medium--grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus (+) or minus (-) rating:

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                  o     Leading market positions in well-established industries.
                  o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
                  o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
                  o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime         Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH, INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, I.E., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D        Default.  Denotes actual or imminent payment default.

NOTES: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch, Inc. does not rate the issuer or issue in question.


"Withdrawn:"      A rating is withdrawn when Fitch, Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert:      Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

SYNOVUS INVESTMENT ADVISORS
--------------------------------------------------------------------------------
Proxy Voting Guidelines Summary
         The Synovus Funds

         SEPTEMBER 2, 2003

         Synovus Investment Advisors, Inc. (SIA) generally votes proxies according to the guidelines set forth in this document. This document is intended only as a general guide, however, as it is not possible to anticipate each and every resolution (either management or shareholder-sponsored) on which we may be asked to vote. From time to time, we may also cast company-specific votes that are not in accordance with these guidelines, in the event that company-specific information indicates that doing so is in the best interest of Synovus Funds shareholders.

         In determining how to cast a vote on an issue not covered in the guidelines, SIA looks to the principles underlying the guidelines, and to the values and priorities of fund shareholders, as we understand them.

         SIA has implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of fund shareholders, in accordance with our fiduciary duties. In addition to SEC and the Investment Advisers Act requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities of ERISA accounts.

         To meet the highest level of objectivity and integrity, these guidelines were developed by Institutional Shareholder Services, Inc. (ISS) and adopted and implemented by SIA. With more than 15 years of experience and a respected team of domestic and international research analysts, ISS is considered to be the world's authority on proxy issues and corporate governance, with guidelines geared toward voting in the best interest of the fund shareholders. SIA has hired ISS to act as our voting agent. ISS supplies SIA with in-depth research on each proxy issue for the holdings in the Synovus Funds and recommends a vote on each. SIA has complete decision-making authority and instructs ISS whether we accept their recommendation or disagree and how we wish them to vote.

         All of our votes are intended to meet our fiduciary obligations to our fund shareholders, which include support for high standards of corporate governance and social and environmental responsibility.



                              CONFLICTS OF INTEREST

            (Conflict of interest analysis will only be performed if
                 SIA does not follow the recommendation of ISS)

         When voting proxies on behalf of fund shareholders, SIA seeks to avoid actual or perceived conflicts of interest between the interests of its fund shareholders, on one hand, and those of SIA and its affiliates, on the other hand. We may take into account a variety of factors, such as significant business or personal /family relationships between SIA and/or its affiliates and the issuer soliciting the proxy, in determining whether a conflict of interest exists. SIA may also take into account a variety of factors in determining whether the conflict of interest is material for purposes of proxy voting. For any proxy proposal where we determine that we have a material conflict of interest, we may vote a proxy regarding that proposal in any of the following manners:

                  (1) vote on the proposal in accordance with the recommendation received from ISS;

                  (2) utilize an independent third party to recommend how to vote on the proposal; or

                  (3) Obtain the consent of the client as to how SIA intends to vote before voting on the proposal.


                             OPERATIONAL PROCEDURES

1. Monthly downloads are sent to ISS, by U.S. Bank National Association, the custodian, with listings of current security holdings.

2.       SIA downloads vote recommendations and research from ISS.
3. Vote recommendations and research are presented to the Proxy Voting Committee for final vote decision. If ISS issues a recommendation that differs from the Committee's view, an analysis is made to determine whether a material conflict of interest exists. If so, one of the three options listed above will be utilized.
4.       Ballots are voted by ISS based on instructions given.
5. Voting records are maintained by ISS. Specific information on each company's proxy issues is maintained by both SIA and ISS as required by Rule 204-2. SEI Investments, as Administrator of the Synovus Funds, will perform the necessary regulatory filings and disclosures for the Funds.

                                                        EFFECTIVE MARCH 31, 2004



                         STEINBERG ASSET MANAGEMENT, LLC


                        PROXY VOTING POLICY AND PROCEDURE


INTRODUCTION

Many of Steinberg Asset Management, LLC ("SAM") investment management clients have delegated to SAM the authority and responsibility to vote proxies for the voting securities held in their accounts. Where SAM has been granted the authority and accepted the responsibility for voting proxies, it will determine whether and how to do so, in the case of individual proxies, in accordance with this Proxy Voting Policy and Procedure (the "Policy"). SAM reserves the right to amend this Policy at any time.

SAM endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when SAM expects to routinely abstain from voting:

1. Proxies may not be voted in cases where SAM anticipates that it may soon be removing the security from a given client's account.

2. Proxies will usually not be voted in cases where the security has been loaned from the client's account, or where SAM determines that the costs to the client and/or the administrative inconvenience of voting the security (e.g., foreign securities) outweigh the benefit of doing so.


Ordinarily, SAM will not notify clients when it abstains from voting in these routine circumstances.



When SAM votes proxies it will do so in the best interest of its clients (defined, for this purpose, as in the best interest of enhancing or protecting the economic value of client accounts), considered as a group, as SAM determines in its sole and absolute discretion.



SAM generally will not accept proxy voting authority from a client if the client seeks to impose client-specific voting guidelines that may be inconsistent with SAM's guidelines or with the client's best economic interest in SAM's view.

PROXY COMMITTEE

Proxy voting is overseen by the SAM Proxy Committee. The Proxy Committee is composed of senior investment, operations and client service professionals. The Committee is responsible for setting general policy as to the voting of proxies and the maintenance and administration of this Policy. Specifically, the
Committee:

1. Reviews this Policy and associated Proxy Voting Guidelines annually and approves, from time to time, any amendments which it considers to be advisable and consistent with the Policy's overall mandate of serving the best economic interests of those SAM advisory clients for which the firm has proxy voting authority.

2. Considers special proxy issues as may arise from time to time, including voting proxies:

     o for which the Proxy Voting Guidelines do not provide clear and definitive guidance; and/or

     o where an exception to the established Guidelines may be in the best interests of SAM clients.


PROXY VOTING ADMINISTRATION

SAM Operations administers this Policy on a continuous basis through a Proxy Team that reports to SAM's Managing Director (Operations). The Proxy Team has the following duties:

1. Continuously maintain the Proxy Voting Guidelines and make recommendations, as necessary, to the Proxy Committee regarding their amendment.

2. Monitor upcoming shareholder meetings and solicitations of proxies for such meetings.

3. Routine voting of proxies in accordance with this Policy and SAM's Proxy Voting Guidelines.

4.   Coordinate the Proxy Committee's review of any new or unusual proxy issues.

5. Oversee the work of any third-party proxy service provider which SAM may retain and the protocols needed to ensure that the service provider timely and accurately accomplishes all votes and fulfills all other responsibilities as directed by SAM.

6. Coordinate responses to SAM investment professionals' questions, if any, regarding proxy issues and this Policy, including forwarding specialized proxy research received from the proxy service provider.

7. Establish and preserve (or ensure that SAM's proxy service provider does so) all required records as to proxy voting.

8. Ensure that clients that so request are timely furnished copies of this Policy.

9. Establish and maintain the means by which reports of proxy voting on behalf of SAM-advised accounts are timely and confidentially made available to clients of the firm that request to receive these for their accounts.

PROXY VOTING GUIDELINES

SAM policy is to vote proxies, subject to the foregoing overall best economic interest standard, in accordance with written Proxy Voting Guidelines ("Guidelines"), as established by the Proxy Committee. A copy of the Guidelines is attached and incorporated within this Policy as "Attachment A". As an aid rather than a substitute for applying the Guidelines, SAM also regularly considers the analysis and recommendations of an independent proxy service provider.


CONFLICTS OF INTEREST

With Other SAM Affiliates

SAM and their affiliates owns, operates and has interests in lines of business that may create or give rise to the appearance of a conflict of interest between SAM or its affiliates and those of SAM advised clients.


Management of Conflicts

SAM's policy is to always vote proxies in the best interests of its clients, as a whole, without regard to its own self interest or that of its affiliates. SAM has various compliance policies and procedures in place in order to address any material conflicts of interest which might arise in this context.


o SAM's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information.


     o Within SAM, the SAM Code of Ethics affirmatively requires that employee's of the firm act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the employee's interests and those of SAM's clients.

     o By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Team and the Proxy Committee undertakes:

          1. To disclose to the Managing Director (Operations) or chairperson of the Proxy Committee, respectively, any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how SAM shall vote proxies; and

          2. To refrain from taking into consideration, in the decision as to whether or how SAM shall vote proxies:

               o The existence of any current or prospective material business relationship between SAM or any of it's affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

               o Any direct, indirect or perceived influence or attempt to influence such action which the member views as being inconsistent with the purpose or provisions of this Policy or the SAM Codes of Ethics.

Where a material conflict of interest is determined to have arisen in the proxy voting process which may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, SAM's policy is to invoke one or more of the following conflict management procedures:

1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner which is free of the conflict.

2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include SAM's proxy service provider.

3. In unusual cases, with the client's consent and upon ample notice, forwarding the proxies to SAM's clients so that they may vote the proxies directly.


         CONFLICTS OF INTEREST ARE TO BE MONITORED AND RESOLVED PURSUANT TO THE SAM PROXY VOTING POLICY DESCRIBED ABOVE.


AVAILABILITY OF POLICY AND PROXY VOTING RECORDS TO CLIENTS

         SAM will initially inform clients of this Policy and how a client may learn of SAM's voting record for the client's securities through summary disclosure in Part II of SAM's Form ADV. Upon receipt of a client's request for more information, SAM will provide to the client a copy of this Policy and/or how SAM voted proxies for the client pursuant to this policy for up to a one-year period.

                                  ATTACHMENT A


                         STEINBERG ASSET MANAGEMENT, LLC
                     PROXY VOTING GUIDELINES AND PROCEDURE.

         The following guidelines have been established as a framework for exercising fiduciary authority in voting proxies for our fully discretionary accounts, including ERISA accounts in accordance with the views of the Department of Labor "DOL" as set forth in an advisory letter known as the "Avon letter". Accordingly, SAM as a fiduciary, must vote ERISA account proxies exclusively for the benefit of the plan's participants or beneficiaries. These guidelines are, however, merely guidelines as specific situations may call for unique responses and as such are not intended to be rigidly applied.


         SAM's proxy policy is based on the following positions:

(i) Management is generally most qualified to determine how to vote on board of director composition, selection of auditor, compensation, corporate law compliance and social issues; and
(ii) Measures that are likely to entrench management or deter takeovers generally depress market value on both a long and short term basis and should not be supported.


                             THE BOARD OF DIRECTORS


A. DIRECTOR NOMINEES
         SAM places a high degree of importance on board independence and will withhold votes for nominees who are insiders or affiliated outsiders on compensation, audit, or nominating committees. Otherwise, votes shall be cast FOR the entire slate of directors nominated by the board.

         This is based on the view that, management is in a good position to determine the credibility and potential contributions of the nominees and that director selection alone does not materially affect a company's market value.

         Factors that may alter this policy are the establishment of anti-takeover measures limiting shareholder rights, conflicts of interest including consulting fees, abusive compensation schemes, poor attendance, failure to implement shareholder proposals that have voted favorably by the majority of shareholders or long-term poor economic performance.

         B. CLASSIFIED OR STAGGERED BOARDS
         Votes shall be cast AGAINST proposals to classify or stagger boards. Votes shall be cast FOR shareholder proposals to de-classify boards.

         This is based on the view that periodic, as opposed to yearly, election of directors can be used to entrench management and make a corporation less attractive as a takeover candidate.

         C. CUMULATIVE VOTING
         Votes shall be cast on a CASE BY CASE basis.

         Under cumulative voting each stockholder is permitted to cast a number of votes equal to the number of share owned multiplied by the number of directors to be elected in any manner desired. Therefore cumulative voting can enable minority shareholders, dissatisfied with entrenched management, board representation.

         If we are pleased with the current structure of the board, we will vote AGAINST such proposals. If there is evidence that management is entrenching the board or if other anti-takeover devices are in place we will generally vote FOR cumulative voting.

         D. SIZE OF THE BOARD
         Votes to increase or decrease the size of the board shall be determined on a CASE BY CASE basis. Votes shall be cast AGAINST capping the number of directors on the board.

         The vote will be determined by the current size of the board, the reasons for the change and the probability that the proposed change might be used as an anti-takeover measure. Capping the size of a board is generally viewed as a management device to entrench friendly directors and make it difficult for outside shareholders to add their representative to a board.


         E. Independent Directors
         Votes shall generally be cast FOR proposals seeking a majority of directors be independent. Votes shall generally be cast FOR proposals that Audit, Compensation and Nominating Committees be constituted such that a majority of directors are independent.


         F. SEPARATE OFFICES OF CHAIRPERSON AND CHIEF EXECUTIVE OFFICER
         Votes shall be cast on a CASE BY CASE basis on proposals to separate the Office of the Chairman from that of the Chief Financial Officer.

         Generally, separation of the offices eliminates the potential conflict of self-monitoring, however particularly in the case of small or recently reorganized companies, a combination of the two positions may be appropriate.

         G. DIRECTOR LIABILITY LIMITATION
         Votes shall generally be cast FOR proposals limiting director liability.

         Such proposals are viewed as necessary to attract high quality board nominees in a litigious corporate environment.

         Votes shall be cast AGAINST proposals limiting director liability for gross negligence or violation of the duty of care that go beyond reasonable standards.

         H. TERM LIMITS
         Votes shall be cast AGAINST term limits.

         Term limits may result in prohibiting the service of directors who significantly contribute the company's success and who effectively represent stockholders' interests.

                              CORPORATE GOVERNANCE

         A. SELECTION OF AUDITORS
         Votes shall be cast FOR the ratification of auditors recommended by management.

         Unless there is reason to believe that the company's auditors have become complacent or derelict in their duties, the selection of auditors generally will not materially impact a corporation's market value and management is most qualified to make this determination.

             AUDITOR INDEPENDENCE:
         Shareholder proposals requiring companies to prohibit their auditors from engaging in non-audit services (or cap level of non-audit services) will be decided on a CASE BY CASE basis following the guidance of ISS.

             AUDIT FIRM FEES:
         We will vote AGAINST auditors and WITHHOLD votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees combined. We will refer to ISS which follows the disclosure categories being proposed by the SEC in applying the above formula.

              AUDIT FIRM RATIFICATION:
         We will vote FOR shareholder proposals requesting shareholder vote for audit firm ratification.

             AUDIT FIRM ROTATION:
         We will vote FOR shareholder proposals asking for audit firm rotation, unless rotation period is less than five years.

         B. UNEQUAL VOTING RIGHTS
         Votes shall be cast AGAINST proposals to authorize or issue voting shares with unequal voting rights.

         Shares with super-voting characteristics give entrenched management or other insiders excessive voting dominance. Under current SEC regulations, a corporation with a class of issued super-voting stock is generally ineligible for trading on NASDAQ or a national stock exchange.


         C. FAIR PRICE PROVISIONS
         Votes shall be cast AGAINST fair price provisions.

         Certain states, such as Delaware, have built fair price provisions into their corporate law which apply to all public companies except those who opt out of the fair price statute. Votes shall be cast for any proposal, usually initiated by shareholders, to opt out of a fair price statute.

         Fair price provisions tend to make takeovers, particularly tender offers more expensive by requiring that stockholders tendering their shares at the "back end" of a tender offer receive equal consideration to that given shareholders who tender their shares at the "front end"

         D. CONFIDENTIAL VOTING
         Votes shall be cast FOR confidential voting which permits shareholders to vote without identification.

         E. SUPERMAJORITY PROVISIONS
         Votes shall be cast AGAINST proposals to require a supermajority to approve significant business combinations or to amend any bylaws or charter provisions. Votes shall be cast FOR initiatives to eliminate supermajority provisions.

         These provisions serve to protect entrenched management.

         F. SHAREHOLDERS' RIGHT TO CALL MEETINGS AND ACCESS TO THE PROXY BALLET Votes shall be cast AGAINST restrictions on stockholders to call meetings.

         Any limitation on stockholders to act can strengthen entrenched management's hand in a takeover or other corporate challenge thus making a corporation a less attractive takeover candidate.

         Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members will be evaluated on a CASE BY CASE basis.


         G. SHAREHOLDER ACTION BY WRITTEN CONSENT
         Votes shall be cast AGAINST proposals to restrict stockholders from taking action by written consent.

         Use of written consents is an inexpensive method for stockholders to pass resolutions that might be challenged by entrenched management in a stockholders' meeting. Written consents have been used as takeover mechanisms to quickly expel entrenched management.


         H. REINCORPORATION
         Votes generally shall be cast AGAINST reincorporation into Delaware or other pro-management state. Votes generally shall be cast FOR reincorporation into states that offer less resistant laws to corporate takeovers.

         Pro-management laws often have the effect of entrenching management and deterring takeovers. While many reincorporation proposals carry such objectives, there are occasions where the purpose of the reincorporation may be to secure other benefits and must be taken into consideration in the vote.

             US REINCORPORATION:
         Shareholder proposal requiring offshore companies to reincorporate into the United States will be evaluated on a CASE BY CASE basis.

         I. ADJUSTMENT IN CHARTER OR BY-LAWS TO CONFORM TO CORPORATE LAW CHANGES Votes shall be cast FOR by-law changes recommended by management to conform to changes in corporate law.

         Management and corporate counsel are generally most qualified to monitor the propriety of these changes for compliance purposes.

         CAPITAL STRUCTURE

         A. Increases in Common Stock
         Votes shall be cast FOR increases in authorized common stock that are necessary to achieve legitimate corporate purposes. Votes shall be cast AGAINST increases in authorized common stock that are deemed unnecessary, excessive or likely to be used to deter or fight takeovers.

         Authorized common stock increases can constitute an important vehicle for raising capital, however it can also unnecessarily dilute shareholders or deter takeovers.

         B. Change in Par Value of Authorized Stock. Votes shall be cast FOR routine changes in par value.

         Management is most qualified to determine this as a routine matter. However, they should not be considered routine if they: i) decrease the value held by SAM or clients, ii) materially reduce the corporation's paid in or excess capital iii) reduce in par value a class of securities whose issuance can be used for anti-takeover purposes. In such circumstances, votes will be cast AGAINST such a proposal.

         C. "BLANK CHECK" AUTHORIZED PREFERRED STOCK
         Votes shall be cast AGAINST increases in "blank check" preferred stock.

         "Blank check" preferred stock, stock authorized by shareholders that gives the board of directors broad powers to establish voting, dividend and other rights without shareholder review, can be used a takeover deterrent.

         D. MERGER, CONSOLIDATION, REORGANIZATION, RECAPITALIZATION, SALE OF ASSETS
         Votes for these non-routine corporate transactions should be made on a CASE BY CASE basis. The vote shall be based on an analysis of the transaction and should be the result of reasoned and formulated investment decisions.

         E. ANTI-GREENMAIL PROPOSALS
         Votes shall be cast FOR anti-greenmail proposals designed primarily to serve legitimate corporate purposes such as equal treatment among stockholders. Votes shall be cast AGAINST anti-greenmail proposals designed primarily to deter potential raiders from making large investments in a corporation as a first step in a takeover.

         F. DIVIDEND RIGHTS PLANS, POISON PILLS AND SIMILAR DEVICES Votes shall be cast on a CASE BY CASE basis for these proposals.

         The following factors will be included in the consideration in determining a voting position; i) the specific terms of the plan ii) sunset provisions or clauses permitting shareholders to revoke the provision iii) absence/existence of other takeover defenses iv) prior performance of management v) management's prior decisions with regard to mergers and acquisitions vi) the extent to which such merger and acquisition decisions are subject to Board and stockholder review vii) the medium and long term business plans of the company viii) the relationship of stock price to unrealized values and ix) the extent to which the corporation is perceived as a merger candidate. Since each situation can vary significantly, this list is intended to be representative but not limiting.

         G. STANDOFF PROPOSALS
         Votes shall be cast FOR proposals that are designed to prevent the corporation from being forced to engage in transactions with potentially disruptive shareholders.

         Votes shall be cast AGAINST proposals designed to prevent legitimate transactions to a corporate takeover.

         Standoff proposals which typically prohibit a corporation from engaging in transactions such as mergers, asset purchases or sales, unless the transaction is consented to by the board of directors or a supermajority of shareholders, can positively or negatively affect shareholder value depending on the circumstances and need to be evaluated on the unique circumstances.


                                  COMPENSATION

           STOCK OPTION PLANS AND OTHER STOCK AND DEFERRED COMPENSATION ARRANGEMENTS
         Votes shall be cast on a case by case basis. ISS comparative analysis of share value transfer will be one of the primary criteria used in evaluating option and deferred compensation plans. Votes shall be cast AGAINST management sponsored plans for employees that, alone or in conjunction with other plans, result in reserving over 20% of the company's total issued and outstanding stock.

         Votes shall be cast AGAINST compensation plans whose participants are officers and directors, if such plans, alone or in conjunction with already existing plans, either i) are structured so as to enable a control block of stock (10%) to be issued to such officers and directors or ii) provide such officers and directors with either excessive payments of automatic cash-outs through stock appreciation rights or other vehicles such as golden parachutes in the event of a takeover.

             STOCK OPTIONS AWARDS:
         Shareholder proposals requiring performance-based stock options will be evaluated on a CASE BY CASE basis.

             TREATMENT OF STOCK OPTION AWARDS:
         We will vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a certain date.

             PERFORMANCE BASED AWARDS:
         We will generally vote for shareholder proposals advocating the use of performance-based equity awards, unless the proposal is overly restrictive or the company demonstrates that it is using a "substantial" portion of performance -based awards for its top executives.

         We will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

             HOLDING PERIODS:
         We will vote FOR shareholder proposals asking companies to adopt full tenure holding periods for their executives, unless the company has already established some sort of holding period.

             FUTURE STOCK OPTION AWARDS:
         We will generally vote AGAINST shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has a highly dilutive broad-based (non-approved) plans and is not acting to correct the situation.

             SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS):
         We will generally vote FOR Shareholder proposal unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans, along with the requirement that companies report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

             EXTRAORDINARY BENEFITS:
         Votes will be cast on a CASE BY CASE basis concerning shareholder proposal requiring shareholder approval of extraordinary pension benefits for senior executives under the company's SERP.

             KEY COMMITTEE COMPOSITION:
         With respect to management proposals requesting reelection of insiders or affiliated directors who serve on audit, compensation, and nominating committees, we will WITHHOLD votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. We will WITHHOLD votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.



                             SOCIAL/POLITICAL ISSUES

         A. SOUTH AFRICA, ENVIRONMENTAL, DISCRIMINATION AND HEALTH ISSUES AND OTHER "SOCIAL PROPOSALS" Votes will be cast on a CASE BY CASE basis.

         SAM appreciates the importance of proposals relating to social issues and believes that economic, political, social, environmental and similar concerns can significantly affect both corporate and industry-wide performance and the community in general. Accordingly, SAM will review and vote on such social-oriented proposals in accordance with its legal responsibilities. In such review, SAM will seriously consider management's recommendations on the grounds that management is often most qualified to determine how social proposals will impact on a particular corporation's business and stockholders.


                                      OTHER
         Periodically proposals will appear in proxy materials that do not fit any of the descriptions set forth above. Such proposals will be dealt with on a case by case basis.





Version dated March 31, 2004

                       STATEMENT OF ADDITIONAL INFORMATION

                              TS&W EQUITY PORTFOLIO
                           TS&W FIXED INCOME PORTFOLIO
                       TS&W INTERNATIONAL EQUITY PORTFOLIO

                    SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2007

                               INVESTMENT ADVISER:
                        THOMPSON, SIEGEL & WALMSLEY, INC.


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and TS&W Equity Portfolio, TS&W Fixed-Income Portfolio and the TS&W International Equity Portfolio (each a "Fund" and collectively, the "Funds"). This SAI should be read in conjunction with each Fund's prospectus dated March 1, 2007. Capitalized terms not defined herein are defined in the prospectus. The financial statements and notes thereto contained in the 2006 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2006 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectus or Annual Report free of charge by calling the Funds at 866-4TSW-FUN.


                                TABLE OF CONTENTS


THE TRUST..................................................................S-1
DESCRIPTION OF PERMITTED INVESTMENTS.......................................S-2
INVESTMENT POLICIES OF THE FUNDS..........................................S-27
INVESTMENT ADVISORY AND OTHER SERVICES....................................S-29
PORTFOLIO MANAGERS........................................................S-29
THE ADMINISTRATOR.........................................................S-32
THE DISTRIBUTOR...........................................................S-33
TRANSFER AGENT............................................................S-33
CUSTODIAN.................................................................S-33
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................S-33
LEGAL COUNSEL.............................................................S-34
TRUSTEES AND OFFICERS OF THE TRUST........................................S-38
PURCHASING AND REDEEMING SHARES...........................................S-38
DETERMINATION OF NET ASSET VALUE..........................................S-38
TAXES ....................................................................S-39
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................S-43
PORTFOLIO HOLDINGS........................................................S-46
DESCRIPTION OF SHARES.....................................................S-47
SHAREHOLDER LIABILITY.....................................................S-47
LIMITATION OF TRUSTEES' LIABILITY.........................................S-47
PROXY VOTING..............................................................S-47
CODES OF ETHICS...........................................................S-48
5% AND 25% SHAREHOLDERS...................................................S-48
APPENDIX A - RATINGS.......................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES..........................B-1

March 1, 2007

THE TRUST

GENERAL. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

HISTORY OF THE FUNDS. The TS&W Equity Portfolio is the successor to the UAM Funds, Inc. TS&W Equity Portfolio (the "Predecessor Equity Fund"). The TS&W International Equity Portfolio is the successor to the UAM Funds, Inc. TS&W International Equity Portfolio (the "Predecessor International Equity Fund"). The TS&W Fixed Income Portfolio is the successor to the UAM Funds, Inc. TS&W Fixed Income Portfolio (the "Predecessor Fixed Income Fund" and together with the Predecessor Equity Portfolio and the Predecessor International Equity Portfolio, the "Predecessor Funds"). The Predecessor Funds were managed by Thompson, Siegel & Walmsley, Inc. ("TS&W" or the "Adviser") using the same investment objectives, strategies, policies and restrictions as those used by the Funds. The Predecessor Equity Fund, the Predecessor International Equity Fund and the Predecessor Fixed Income Fund's dates of inception were July 17, 1992, December 18, 1992 and July 17, 1992, respectively. The Predecessor Equity Fund, the Predecessor International Equity Fund and the Predecessor Fixed Income Fund dissolved and reorganized into the TS&W Equity Portfolio, the TS&W International Equity Portfolio and the TS&W Fixed Income Portfolio, respectively, on June 24, 2002. All of the assets and liabilities of each Predecessor Fund were transferred to its successor in connection with the Funds' commencement of operations on June 24, 2002.

VOTING RIGHTS. Each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUNDS USE?

Each Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. Each Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated policies. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

DEBT SECURITIES

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:

U.S. GOVERNMENT SECURITIES - U.S. government securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally do not back agency securities. Agency securities are typically supported in one of three ways:

     o    By the right of the issuer to borrow from the U.S. Treasury;

     o By the discretionary authority of the U.S. government to buy the obligations of the agency; or

     o    By the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Funds.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FANNIE MAE) - Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. Fannie Mae is regulated by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by Fannie Mae are agency securities, which means Fannie Mae, but not the U.S. government, guarantees their timely payment of principal and interest.

FREDDIE MAC - Freddie Mac is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. Freddie Mac issues Participation Certificates ("PCs") which represent interests in conventional mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.


COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, Fannie Mae & Freddie Mac because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, Freddie Mac, or Fannie Mae and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments.


CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Funds will only invest in a security issued by a commercial bank if the bank:

  o Has total assets of at least $1 billion, or the equivalent in other currencies;

  o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation;
    and

  o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A - Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

A Fund that invests in debt securities has no real maturity. Instead, the Fund calculates its weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the Fund, with the maturity of each security weighted by the percentage of the assets of the Fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o        INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (I.E., if interest rates go up, the value of the bond will go down, and vice versa).

o        PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can reduce the value of mortgage-backed securities, which may cause your share price to fall. Lower rates may motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o        EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

o        CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." Because an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P, and Fitch, Inc. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Appendix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The section "Appendix A - Ratings" contains further information concerning the ratings of certain rating agencies and their significance. The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Funds may invest in securities of any rating.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to certain risks.


TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission ("CFTC"). These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o        PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o        SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Funds would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the put option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

    o Maintaining the entire exercise price in liquid securities.

o        OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o        OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I.E., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o        COMBINED POSITIONS

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o        FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount).

     o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     o    Do not require an initial margin deposit.

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o        EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

o        INTEREST RATE SWAPS

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

o        CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

     o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

    o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

     o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

     o    have to purchase or sell the instrument underlying the contract;

     o    not be able to hedge its investments; and

     o    not be able to realize profits or limit its losses.

Derivatives may become illiquid (I.E., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

     o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

     o the facilities of the exchange may not be adequate to handle current trading volume;

     o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

     o investors may lose interest in a particular derivative or category of derivatives.


MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (I.E., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     o    actual and anticipated changes in interest rates;

     o    fiscal and monetary policies; and

     o    national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one-month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     o Factors affecting an entire industry, such as increases in production costs; and

     o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPOS") - A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Funds can invest in foreign securities in a number of ways:

     o The Funds can invest directly in foreign securities denominated in a foreign currency;

     o The Funds can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     o    The Funds can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the U.S.. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the U.S. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter ("OTC") market located outside of the U.S. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the U.S. Foreign stock markets tend to differ from those in the U.S. in a number of ways.

Foreign stock markets:

     o are generally more volatile than, and not as developed or efficient as, those in the U.S.;

     o    have substantially less volume;

     o trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

     o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

     o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

     o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

     o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

     o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the U.S.

     o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

     o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

     o restrictions on transferring securities within the U.S. or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

     o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o Offer less protection of property rights than more developed countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

INVESTMENT COMPANIES

A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or U.S. Securities and Exchange Commission ("SEC") staff interpretations thereunder.

REPURCHASE AGREEMENTS

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Funds normally use repurchase agreements to earn income on assets that are not invested.

When a Fund enters into a repurchase agreement it will:

     o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

     o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (I.E., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED AND ILLIQUID SECURITIES

While the Funds do not anticipate doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of its net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933
Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board of Trustees (the "Board"). This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

SECURITIES LENDING

A Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

     o The borrower must provide collateral at least equal to the market value of the securities loaned;

     o The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

     o The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     o    It must be able to terminate the loan at any time;

     o It must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

     o    It must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

     o Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     o    Experience delays in recovering its securities.

SHORT SALES

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

     o    Take advantage of an anticipated decline in prices.

     o    Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

SHORT SALES AGAINST THE BOX - In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to a Fund.

RESTRICTIONS ON SHORT SALES:

A Fund will not short sell a security if:

     o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

     o The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets.

     o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

INVESTMENT POLICIES OF THE FUNDS

FUNDAMENTAL POLICIES

The following are fundamental policies of the Funds. Fundamental policies cannot be changed without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Funds will determine compliance with the investment limitation percentage below (with the exception of a limitation relating to borrowing and illiquid securities) and other applicable investment requirements immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Funds generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. Each of the Funds will not:

1. Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

2. Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and SAI as they may be amended from time to time.

3. Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

4. Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

5. Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

6. Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

7. Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8. Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in a Fund's prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES

In addition to the investment objective of each Fund, the following limitations are non-fundamental, which means the Funds may change them without shareholder approval. Each of the Funds may:

1. not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 331/3% of its total assets (including the amount borrowed), (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         Notwithstanding the investment restrictions above, a Fund may not borrow amounts in excess of 331/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

2. purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

3. purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

4.   invest in the securities of foreign issuers.

5. purchase shares of other investment companies to the extent permitted by applicable law. A fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

         The 1940 Act currently permits a Fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

6. invest in illiquid and restricted securities to the extent permitted by applicable law.

         The Funds intend to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

7.   write covered call options and may buy and sell put and call options.

8.   enter into repurchase agreements.

9. lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 331/3% of the Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

10.  sell securities short and engage in short sales "against the box."

11.  enter into swap transactions.

Further,

1. The Equity Portfolio may not change its investment strategy to invest at least 80% of its net assets in equity securities of companies that are relatively large in terms of revenues and assets, and a market capitalization that exceeds $3 billion at time of purchases without 60 days' prior written notice to shareholders.

2. The International Equity Portfolio may not change its investment strategy to invest at least 80% of its net assets in equity securities of foreign companies representing at least three countries other then the U.S. without 60 days' prior written notice to shareholders.

3. The Fixed Income Portfolio may not change its investment strategy to invest at least 80% of its net assets in fixed income securities without 60 days' prior written notice to shareholders.

The foregoing percentages apply at the time of purchase.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. Thompson, Siegel & Walmsley, Inc., a Virginia corporation located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230, is the investment adviser to the Funds. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis. The Adviser has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970. In 1984, the Adviser became a wholly-owned subsidiary of United Asset Management Corporation, which was in turn purchased by London-based global financial services company Old Mutual plc in 2000. Today, the Adviser is a wholly owned subsidiary of Old Mutual (US) Holdings Inc., which is marketed under the name Old Mutual Asset Management.

Old Mutual (US) Holdings Inc. is a holding company incorporated in Delaware in December 1980 (under the name United Asset Management Corporation) for the purpose of acquiring and owning firms engaged primarily in institutional investment management. In September 2000, Old Mutual plc purchased all of the shares of United Asset Management Corporation. Subsequently, the name of the United Asset Management Corporation was changed to Old Mutual (US) Holdings Inc. Since its first acquisition in August 1983, Old Mutual (US) Holdings Inc. has acquired or organized more than 50 affiliated firms. Currently, Old Mutual (US) Holdings Inc. has a number of affiliates who are SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, a financial services company based in the United Kingdom.

PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other they accounts manage, the dollar range of Fund shares they own and how they compensated.

COMPENSATION. The Adviser compensates the Funds' portfolio managers for their management of the Funds. Compensation for the Adviser's investment professionals, including the lead portfolio managers for each of the funds, is determined by a formal evaluation process each year. That evaluation includes the professional's own self-assessment of their years' work relative to their responsibilities and also includes peer and supervisor evaluations. For example, the Adviser has a team that manages the TS&W Equity Portfolio and the lead portfolio manager for that team also has other responsibilities including:
Chairman of the Investment Policy Committee, specific research coverage responsibilities, portfolio management for over fifty individual portfolios, in addition to the Equity Portfolio, and client servicing for many of those portfolios. That manager does their own self-assessment; the Research Director evaluates their research responsibilities; the Management Committee evaluates their work as Chairman of the Investment Policy Committee; and the Portfolio Management Committee evaluates their portfolio management responsibilities. All of that input goes to the Remuneration Committee of the Adviser's Board and they determine the specific compensation, salary plus bonus, for the individual. The Funds total assets under management are approximately 2% of the total firm assets. As previously stated, total compensation is not related to fund performance.

The Adviser determines profitability for each of the funds by prorating the respective assets in each fund to its total firm assets and applying that percentage to the operating expenses of the firm and compensation of the firm.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of the portfolio managers' "beneficial ownership" of shares of each Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act").



--------------------------------- ------------------------------------------------------------ --------------------------------
      Name                                        Dollar Range of Fund Shares                   Aggregate Dollar Range of Fund
                                                            (Fund)*                                     Shares (Funds)*
--------------------------------- ------------------------------------------------------------ --------------------------------
                                          $500,001 - $1,000,000 (Equity Portfolio
    Elizabeth Cabell Jennings       $100,001 - $500,000 (International Equity Portfolio)            $500,001 - $1,000,000
                                          $10,001 - $50,000 (Fixed Income Portfolio)
--------------------------------- ------------------------------------------------------------ --------------------------------
                                             $10,001 - $50,000 (Equity Portfolio)
       William M. Bellamy                    None (International Equity Portfolio)                    $10,001 - $50,000
                                                 None (Fixed Income Portfolio)
--------------------------------- ------------------------------------------------------------ --------------------------------
                                             $10,001 - $50,000 (Equity Portfolio)
      Horace P. Whitworth             $100,001 - $500,000(International Equity Portfolio)            $100,001 - $500,000
                                                 None (Fixed Income Portfolio)
--------------------------------- ------------------------------------------------------------ --------------------------------
                                                    None (Equity Portfolio)
        Paul A. Ferwerda                     None (International Equity Portfolio)                          None
                                                 None (Fixed Income Portfolio)
--------------------------------- ------------------------------------------------------------ --------------------------------
                                           $500,001 - $1,000,000 (Equity Portfolio)
         H. B. Thomson               $100,001 - $500,000 (International Equity Portfolio)              Over $1,000,000
                                                 None (Fixed Income Portfolio)
--------------------------------- ------------------------------------------------------------ --------------------------------
                                                    None (Equity Portfolio)
        John S. Pickler                      None (International Equity Portfolio)                          None
                                                 None (Fixed Income Portfolio)
--------------------------------- ------------------------------------------------------------ --------------------------------
                                             $10,001 - $50,000 (Equity Portfolio)
       Brandon H. Harrell             $50,001 - $100,000 (International Equity Portfolio)             $50,001-$100,000
                                                 None (Fixed Income Portfolio)
--------------------------------- ------------------------------------------------------------ --------------------------------
                                                    None (Equity Portfolio)
        Frank H. Riechel                     None (International Equity Portfolio)                          None
                                                 None (Fixed Income Portfolio)
--------------------------------- ------------------------------------------------------------ --------------------------------

* Valuation date is October 31, 2006.

OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. Please note that one of the accounts listed below is subject to a performance-based advisory fee. The information below is provided as of October 31, 2006.

------------------------ -------------------------------- ------------------------------- ------------------------------------
                              REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                   COMPANIES                        VEHICLES                       OTHER ACCOUNTS
------------------------ -------------------------------- ------------------------------- ------------------------------------
                           NUMBER OF         TOTAL          NUMBER OF         TOTAL          NUMBER OF        TOTAL ASSETS
       NAME                ACCOUNTS          ASSETS          ACCOUNTS         ASSETS         ACCOUNTS
------------------------ -------------- ----------------- --------------- --------------- ---------------- -------------------
Elizabeth Cabell               0               $0               0               $0              60            $258,775,400
Jennings
------------------------ -------------- ----------------- --------------- --------------- ---------------- -------------------
Horace P. Whitworth, II        0               $0               0               $0              30            $300,000,000
------------------------ -------------- ----------------- --------------- --------------- ---------------- -------------------
Paul A. Ferwerda               1          $150,472,000          0               $0              30            $470,972,000
------------------------ -------------- ----------------- --------------- --------------- ---------------- -------------------
H. B. Thomson, III             0               $0               0               $0               0                 $0
------------------------ -------------- ----------------- --------------- --------------- ---------------- -------------------
John S. Pickler                0               $0               0               $0               0                 $0
------------------------ -------------- ----------------- --------------- --------------- ---------------- -------------------
William M. Bellamy             1          $31,702,643           0               $0              23            $358,875,600
------------------------ -------------- ----------------- --------------- --------------- ---------------- -------------------
Brandon H. Harrell             0               $0               0               $0              74            $248,038,700
------------------------ -------------- ----------------- --------------- --------------- ---------------- -------------------
Frank H. Riechel               1          $69,714,225           1*          $5,443,600          69           $1,912,067,700
------------------------ -------------- ----------------- --------------- --------------- ---------------- -------------------

* The "Other Pooled Investment Vehicle" managed by Frank H. Reichel is a Microcap Value strategy available only through an LLC offering and is subject to a performance based fee.


CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Board. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board, or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' no more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services, the Equity Portfolio, International Equity Portfolio and Fixed Income Portfolio pay the Adviser a fee calculated at an annual rate of 0.75%, 1.00%, and 0.45% of their average net assets, respectively. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the fiscal years ended October 31, 2004, 2005 and 2006, the Funds paid the following in management fees to the Adviser:

----------------------- --------------------------------------------------- --------------------------------------------
FUND                                        FEES PAID                                       FEES WAIVED
----------------------- --------------------------------------------------- --------------------------------------------
                             2004             2005             2006             2004          2005           2006
----------------------- ---------------- --------------- ------------------ -------------- ------------ ----------------
Equity Portfolio           $348,541         $351,947         $365,085            $0            $0             $0
----------------------- ---------------- --------------- ------------------ -------------- ------------ ----------------
International Equity
Portfolio                  $683,698         $593,705         $665,459            $0            $0             $0
----------------------- ---------------- --------------- ------------------ -------------- ------------ ----------------
Fixed Income Portfolio     $141,365         $134,359          $61,207            $0            $0           $85,505
----------------------- ---------------- --------------- ------------------ -------------- ------------ ----------------


THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in assets, 0.10% for the next $250 million in assets, 0.08% for the next $250 million in assets and 0.04% for all assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Funds as a percentage of average daily net assets. Due to these minimums, the annual administration fee each Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended October 31, 2004, 2005 and 2006, the Funds paid the following administration fees:

-------------------------------------- -------------------------------------------------------------------------------------
                FUND                                                    ADMINISTRATION FEE
-------------------------------------- -------------------------------------------------------------------------------------
                                                 2004                       2005                         2006
-------------------------------------- -------------------------- ------------------------- --------------------------------
Equity Portfolio                               $111,276                   $119,804                     $115,308
-------------------------------------- -------------------------- ------------------------- --------------------------------
International Equity Portfolio                 $163,540                   $151,467                     $157,465
-------------------------------------- -------------------------- ------------------------- --------------------------------
Fixed Income Portfolio                          $75,184                   $76,263                       $77,227
-------------------------------------- -------------------------- ------------------------- --------------------------------


THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust (the "Transfer Agent").

CUSTODIAN

Union Bank of California, 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian") acts as custodian for the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700 Philadelphia, PA 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance upon the authority of said firm as experts in giving said reports.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.


TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's additional 38 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


----------------------------- ------------------ -------------------------------- ------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH             PRINCIPAL OCCUPATIONS               OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH               OF TERM               IN PAST 5 YEARS
----------------------------- ------------------ -------------------------------- ------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
Robert Nesher                 Chairman of        SEI employee 1974 to present;    Trustee of The Advisors' Inner Circle
(DOB 08/17/46)                the Board of       currently performs various       Fund II, Bishop Street Funds, SEI Global
                              Trustees*          services on behalf of SEI        Master Fund, plc, SEI Global Assets
                              (since 1991)       Investments for which Mr.        Fund, plc, SEI Global Investments Fund,
                                                 Nesher is compensated.           plc, SEI Investments Global, Limited,
                                                 Executive Vice President of      SEI Opportunity Master Fund, L.P., SEI
                                                 SEI Investments, 1986 to         Opportunity Fund, L.P., SEI Asset
                                                 1994.  Director and Executive    Allocation Trust, SEI Index Fund, SEI
                                                 Vice President of the            Daily Income Trust, SEI Institutional
                                                 Administrator and the            International Trust, SEI Institutional
                                                 Distributor, 1981 to 1994.       Investments Trust, SEI Institutional
                                                                                  Managed Trust, SEI Liquid Asset Trust
                                                                                  and SEI Tax Exempt Trust.
----------------------------- ------------------ -------------------------------- ------------------------------------------
William M. Doran              Trustee*           Self-Employed Consultant since   Trustee of The Advisors' Inner Circle
(DOB 05/26/40)                (since 1992)       2003.  Partner, Morgan, Lewis    Fund II, Bishop Street Funds, SEI Asset
                                                 & Bockius LLP (law firm) from    Allocation Trust, SEI Daily Income
                                                 1976 to 2003, counsel to the     Trust, SEI Index Fund, SEI Institutional
                                                 Trust, SEI Investments, the      International Trust, SEI Institutional
                                                 Administrator and the            Investments Trust, SEI Institutional
                                                 Distributor. Director of the     Managed Trust, SEI Liquid Asset Trust
                                                 Distributor since 2003.          and SEI Tax Exempt Trust., SEI
                                                 Director of SEI Investments      Investments - Global Fund Services
                                                 since 1974; Secretary of SEI     Limited, SEI Investments Global,
                                                 Investments since 1978.          Limited, SEI Investments (Europe),
                                                                                  Limited, SEI Investments (Asia) Limited,
                                                                                  and SEI Asset Korea Co., Ltd.
----------------------------- ------------------ -------------------------------- ------------------------------------------



                                      S-34



INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
Charles E. Carlbom            Trustee            Self-Employed Business           Trustee of The Advisors' Inner Circle
(DOB 08/20/34)                (since 2005)       Consultant, Business             Fund II, Bishop Street Funds; Board
                                                 Projects Inc. since 1997.        Member, Oregon Transfer Co., and O.T.
                                                 Director, Crown Pacific Inc.,    Logistics, Inc.
                                                 CEO and President, United
                                                 Grocers Inc. from 1997 to 2000.
----------------------------- ------------------ -------------------------------- ------------------------------------------
Mitchell A. Johnson           Trustee            Retired.                         Trustee of The Advisors' Inner Circle
(DOB 03/01/42)                (since 2005)                                        Fund II, Bishop Street Funds; Director,
                                                                                  Federal Agricultural Mortgage Corporation;
                                                                                  Trustee of Diversified Investors Portfolio,The
                                                                                  Diversified Investors Fund Group,
                                                                                  The Diversified Investors Fund Group II,
                                                                                  and the Diversified Investors Strategies
                                                                                  Variable Funds.

----------------------------- ------------------ -------------------------------- ------------------------------------------
Betty L. Krikorian            Trustee            Self-Employed Legal and          Trustee of The Advisors' Inner Circle
(DOB 01/23/43)                (since 2005)       Financial Services Consultant    Fund II and Bishop Street Funds.
                                                 since 2003.  State Street Bank
                                                 In-house counsel, 1995 to 2003.

----------------------------- ------------------ -------------------------------- ------------------------------------------
Eugene B. Peters              Trustee            Private investor from 1987 to    Trustee of The Advisors' Inner Circle
(DOB 06/03/29)                (since 1993)       present.  Vice president and     Fund II and Bishop Street Funds.
                                                 Chief Financial Officer,
                                                 Western Company of North
                                                 America (petroleum service
                                                 company), 1980 to 1986.
                                                 President of Gene Peters and
                                                 Associates (import company),
                                                 1978 to 1980. President and
                                                 Chief Executive Officer of Jos.
                                                 Schlitz Brewing Company before
                                                 1978.

----------------------------- ------------------ -------------------------------- ------------------------------------------
James M. Storey               Trustee             Attorney, Solo Practitioner     Trustee of The Advisors' Inner Circle
(DOB 04/12/31)                (since 1994)       since 1994. Partner, Dechert     Fund II, Bishop Street Funds,
                                                 Price & Rhoads (law firm),       Massachusetts Health and Education
                                                 September 1987 to December       Tax-Exempt Trust, SEI Asset Allocation
                                                 1993.                            Trust, SEI Daily Income Trust, SEI Index
                                                                                  Fund, SEI Institutional International Trust, SEI
                                                                                  Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI
                                                                                  Liquid Asset Trust and SEI Tax Exempt Trust,
                                                                                  and U.S. Charitable Gift Trust.
----------------------------- ------------------ -------------------------------- ------------------------------------------
George J. Sullivan, Jr.       Trustee             Chief Executive Officer,        Trustee of The Advisors' Inner Circle
(DOB 11/13/42)                (since 1999)       Newfound Consultants Inc.        Fund II, Bishop Street Funds, SEI Asset
                                                 since April 1997.  General       Allocation Trust, SEI Opportunity Fund,
                                                 Partner, Teton Partners, L.P.,   SEI Daily Income Trust, SEI Index Fund,
                                                 June 1991 to December 1996;      SEI Institutional International Trust,
                                                 Chief Financial Officer, Nobel   SEI Institutional Investments Trust, SEI
                                                 Partners, L.P., March 1991 to    Institutional Managed Trust, SEI Liquid
                                                 December 1996; Treasurer and     Asset Trust, SEI Opportunity Master
                                                 Clerk, Peak Asset Management,    Fund, SEI Tax Exempt Trust, and State
                                                 Inc., since 1991.                Street Navigator Securities Lending
                                                                                  Trust.
----------------------------- ------------------ -------------------------------- ------------------------------------------


* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:


      o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met seven times in the most recently completed fiscal year.

      o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 44 times in the most recently completed fiscal year.

      o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

-------------------------------- -------------------------------------------------- ------------------------------------------
                                            DOLLAR RANGE OF FUND SHARES               AGGREGATE DOLLAR RANGE OF SHARES (ALL
             NAME                                     (FUND)*                                        FUNDS)*
-------------------------------- -------------------------------------------------- ------------------------------------------
            Carlbom                                    None                                           None
-------------------------------- -------------------------------------------------- ------------------------------------------
             Doran                                     None                                           None
-------------------------------- -------------------------------------------------- ------------------------------------------
            Johnson                                    None                                           None
-------------------------------- -------------------------------------------------- ------------------------------------------
           Krikorian                                   None                                           None
-------------------------------- -------------------------------------------------- ------------------------------------------
            Nesher                                     None                                           None
-------------------------------- -------------------------------------------------- ------------------------------------------
            Peters                                     None                                           None
-------------------------------- -------------------------------------------------- ------------------------------------------
            Storey                                     None                                           None
-------------------------------- -------------------------------------------------- ------------------------------------------
           Sullivan                                    None                                           None
-------------------------------- -------------------------------------------------- ------------------------------------------

* Valuation date is December 31, 2006.



BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


---------------------- --------------------------- --------------------------- -------------------------- ---------------------
        NAME                   AGGREGATE             PENSION OR RETIREMENT         ESTIMATED ANNUAL        TOTAL COMPENSATION
                              COMPENSATION          BENEFITS ACCRUED AS PART   BENEFITS UPON RETIREMENT    FROM THE TRUST AND
                                                        OF FUND EXPENSES                                     FUND COMPLEX*
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Carlbom                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
        Doran                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Johnson                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Krikorian                 $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Nesher                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Peters                   $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Storey                   $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Sullivan                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------


* The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


--------------------------- ------------------------- --------------------------------------------- --------------------------
         NAME AND           POSITION WITH TRUST AND      PRINCIPAL OCCUPATIONS IN PAST 5 YEARS      OTHER DIRECTORSHIPS HELD
      DATE OF BIRTH              LENGTH OF TERM
--------------------------- ------------------------- --------------------------------------------- --------------------------
James F. Volk                 President               Chief Accounting Officer and Chief            None.
(DOB 08/28/62)                (since 2003)            Compliance Officer at SEI Investment
                                                      Manager Services since
                                                      2004. Senior Operations
                                                      Officer at SEI
                                                      Investments, Fund
                                                      Accounting and
                                                      Administration from 1996
                                                      to 2004.
--------------------------- ------------------------- --------------------------------------------- --------------------------
Michael Lawson                Controller and Chief    Director, Fund Accounting since July 2005,    None.
(DOB 10/8/60)                  Financial Officer      Manager, Fund Accounting, SEI Investments
                                  (since              2005) AVP from April 1995
                                                      through July 2005,
                                                      excluding February 1998
                                                      through October 1998,
                                                      Assistant Product Manager,
                                                      Pilgrim Baxter &
                                                      Associates February 1998
                                                      through October 1998.
--------------------------- ------------------------- --------------------------------------------- --------------------------
Russell Emery                   Chief Compliance      Director of Investment Product Management     None.
(DOB 12/18/62)                      Officer           and Development, SEI Investments, since
                                  (since              2006) February 2003;
                                                      Senior Investment Analyst
                                                      - Equity Team, SEI
                                                      Investments, from March
                                                      2000 to February 2003.
--------------------------- ------------------------- --------------------------------------------- --------------------------
Timothy D. Barto               Vice President and     General Counsel and Secretary of SIMC and     None.
(DOB 03/28/68)                Assistant Secretary     the Administrator since 2004.  Vice
                                  (since 1999)        President of SIMC and the Administrator
                                                      since 1999.  Vice President and Assistant
                                                      Secretary of SEI Investments since 2001.
                                                      Assistant Secretary of SIMC, the
                                                      Administrator and the Distributor and Vice
                                                      President of the Distributor from 1999 to
                                                      2003.
--------------------------- ------------------------- --------------------------------------------- --------------------------
James Ndiaye                     Vice President       Vice President and Assistant Secretary of     None.
(DOB 09/11/68)                   and Secretary        SIMC since 2005.  Vice President at
                                  (since              2004) Deutsche Asset
                                                      Management from 2003 to
                                                      2004. Associate at Morgan,
                                                      Lewis & Bockius LLP from
                                                      2000 to 2003. Assistant
                                                      Vice President at ING
                                                      Variable Annuities Group
                                                      from 1999 to 2000.
--------------------------- ------------------------- --------------------------------------------- --------------------------
Sofia A. Rosala                  Vice President       Vice President and Assistant Secretary of     None.
(DOB 02/01/74)              and Assistant Secretary   SIMC and the Administrator since 2005.
                                  (since              2006) Compliance Officer
                                                      at SEI Investments from
                                                      2001 to 2004. Account and
                                                      Product Consultant at SEI
                                                      Private Trust Company from
                                                      1998 to 2001.
--------------------------- ------------------------- --------------------------------------------- --------------------------
Nicole Welch                      AML Officer         Compliance Analyst, TD Waterhouse, 2004.      None.
(DOB 09/13/77)                    (since 2005)        Senior Compliance Analyst, UBS Financial
                                                      Services, 2002-2004.
                                                      Knowledge Management
                                                      Analyst,
                                                      PricewaterhouseCoopers
                                                      Consulting, 2000 to 2002.
--------------------------- ------------------------- --------------------------------------------- --------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from the Funds up to the lesser of $250,000 or 1% of the Trust's net assets during any 90 day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of 60 days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of each Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (iii) at the end of each fiscal quarter of each Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by each Fund will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (E.G., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. The TS&W Fixed Income Portfolio does not anticipate making distributions that will be designated as qualified dividend income. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. Each Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FOREIGN TAXES. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Funds, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, such Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

STATE TAXES. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, each Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in a Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Funds invest will not be considered qualifying income as of September 30, 2006. As a result, the Funds will therefore restrict their income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

---------------------------------------------- ------------------------------------------------------------------------
                    FUND                                AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
---------------------------------------------- ------------------------------------------------------------------------
                                                      2004                  2005                       2006
---------------------------------------------- ------------------- ------------------------ ---------------------------
Equity Portfolio                                    $42,888                $62,402                   $50,484
---------------------------------------------- ------------------- ------------------------ ---------------------------
International Equity Portfolio                      $122,734               $90,590                   $231,030
---------------------------------------------- ------------------- ------------------------ ---------------------------
Fixed Income Portfolio                                 $0                    $0                         $0
---------------------------------------------- ------------------- ------------------------ ---------------------------


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2006, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

--------------------------------------------- -------------------------------------- -------------------------------------
                    FUND                        TOTAL DOLLAR AMOUNT OF BROKERAGE     TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                                COMMISSIONS FOR RESEARCH SERVICES    INVOLVING BROKERAGE COMMISSIONS FOR
                                                                                              RESEARCH SERVICES
--------------------------------------------- -------------------------------------- -------------------------------------
Equity Portfolio                                             $23,520                             $22,485,755
--------------------------------------------- -------------------------------------- -------------------------------------
International Equity Portfolio                                 $0                                     $0
--------------------------------------------- -------------------------------------- -------------------------------------
Fixed Income Portfolio                                         $0                                     $0
--------------------------------------------- -------------------------------------- -------------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2004, 2005 and 2006 the Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2006, the TS&W Equity Portfolio held debt securities of Morgan Stanley Dean Witter valued at $2,750,000, equity securities of J.P. Morgan Chase Bank valued at $961,000, equity securities of Banc of America Finance Services, Inc. equity securities of $811,000, equity securities of Citigroup, Inc. valued at $1,067,000, equity securities of E*Trade Financial valued at $950,000, equity securities of Merrill Lynch, Inc. valued at $776,000, and equity securities of Wells Fargo valued at $871,000. As of October 31, 2006, the TS&W International Equity Portfolio held debt securities of Morgan Stanley Dean Witter, Inc. valued at $460,000. As of October 31, 2006, the TS&W Fixed Income Portfolio held debt securities of Banc of America Investment Services valued at $955,000, debt securities of Credit Sussie First Boston valued at $520,000, debt securities of Goldman Sachs & Company valued at $252,000, debt securities of Morgan Stanley Dean Witter valued at $482,000, and debt securities of J.P. Morgan Chase Bank valued at $538,000.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended October 31, 2005 and 2006, the portfolio turnover rate for each of the Funds was as follows:

----------------------------------------- ------------------------------------------------------------------------------------
                  FUND                                                  PORTFOLIO TURNOVER RATE
----------------------------------------- ------------------------------------------------------------------------------------
                                                          2005                                      2006
----------------------------------------- ------------------------------------- ----------------------------------------------
Equity Portfolio                                          54%                                        46%
----------------------------------------- ------------------------------------- ----------------------------------------------
International Equity Portfolio                            22%                                        74%
----------------------------------------- ------------------------------------- ----------------------------------------------
Fixed Income Portfolio                                    82%                                        86%
----------------------------------------- ------------------------------------- ----------------------------------------------

PORTFOLIO HOLDINGS

The Board has approved policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds' Chief Compliance Officer reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund will disclose a complete or summary schedule of investments (which includes each Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. Each Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-4TSW-FUN.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, Administrator or Transfer Agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds' Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Funds' policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds' shareholders and that to the extent conflicts between the interests of the Funds' shareholders and those of the Funds' Adviser, principal underwriter, or any affiliated person of the Funds exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds' policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipients of the Funds' portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that each Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review each Fund's proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling (866) 4TSW-FUN; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, subject to preclearance provisions, and are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2007, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Fund.




TS&W EQUITY PORTFOLIO

SHAREHOLDER                             NUMBER OF SHARES                 PERCENT
-----------                             ----------------                 -------

Charles Schwab & Co Inc                  1,053,380.5060                  26.59 %
Reinvest Account
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151


TS&W FIXED INCOME PORTFOLIO

SHAREHOLDER                             NUMBER OF SHARES                 PERCENT
-----------                             ----------------                 -------

Charles Schwab & Co Inc                  1,261,497.7290                  35.36 %
Reinvest Account
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Thom M. Turpin & Molly S. Turpin Tr        253,158.8760                   7.10 %
Old Mutual Asset Management
Profit Sharing & 401K Plan
FMB Thompson, Siegel & Walmsley Inc.
200 Clarendon Street, Floor 53
Boston, MA 02116-5045

Wachovia Bank                              180,052.4950                   5.05 %
Omnibus Reinvest Reinvest
 A/C 9999999954 NC 1151
1525 West WT Harris Boulevard
Charlotte, NC 28288-0001

TS&W INTERNATIONAL EQUITY PORTFOLIO

SHAREHOLDER                             NUMBER OF SHARES                 %
-----------                             ----------------                 -

Charles Schwab & Co Inc                   1,335,895.5410                 32.71 %
Reinvest Account
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

State Street Bank & Trust Company           414,934.5640                 10.16 %
Cust FBO Dan River Inc. Pension Plan
Thompson, Siegel & Walmsley Inc.
Specialized Trust Services
200 Newport Avenue, Exit #TH1D
North Quincy, MA 02171-2102

The Funds believe that most of the shares referred to above were held by the persons above in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of any of the Funds may be presumed to "control" (as that term is defined in the 1940 Act) that Fund. Shareholders controlling any of the Funds could have the ability to vote a majority of the shares of that Fund on any matter requiring the approval of the Fund's shareholders.

                              APPENDIX A - RATINGS

MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

         aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

         a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

         plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o    Leading market positions in well-established industries.
     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime         Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.       Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

         AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

         CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

         C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking portfolio payments, but that is currently paying.

         D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        SHORT-TERM ISSUE CREDIT RATINGS

         A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

         Investment Grade

         AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

         BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC,CC,C          High default risk. Default is a real possibility.
                           Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

         DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, I.E., below 50%.

                           Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         INTERNATIONAL SHORT-TERM CREDIT RATINGS

         F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D        Default.  Denotes actual or imminent payment default.

NOTES

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch Inc. does not rate the issuer or issue in question.

"Withdrawn:" A rating is withdrawn when Fitch Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                               PROXY VOTING POLICY

Thompson, Siegel & Walmsley, Inc. (TS&W) acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of our clients. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our "clients"). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. Our general policy regarding the voting of proxies is as follows:

PROXY VOTING GUIDELINES:

     o Routine and/or non-controversial, general corporate governance issues are normally voted with management; these would include such items as:
          Election of Directors and Approval of Independent Auditors.

     o Occasionally, TS&W may vote against management's proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders' present or future value. From time to time TS&W will receive and act upon the client's specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W will examine each issue solely from an economic perspective.

     o Occasions may arise during the voting process in which the best interest of the clients conflicts with TS&W's interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

PROXY VOTING PROCESS:

For most stocks we use Proxy Edge, an electronic proxy voting system. Through Proxy Edge we receive electronic ballots for a majority of the accounts we vote. With this system we are able to keep records of which accounts are voted, how accounts are voted, and how many shares are voted. For proxies not received through Proxy Edge, the same procedures and processes are followed. Records are kept electronically and ballots are voted manually and sent by means of the U.S. postal service.

Upon timely receipt of proxy materials from the client's Custodian or through Proxy Edge:

     o The Proxy Coordinator will receive the initial proxy information and will monitor the voting process throughout.

     o A Research Associate will review all proposals, vote routine issues and will consult with TS&W's Investment Policy Committee or products managers on non-routine issues.

     o The Research Associate will notify the Proxy Coordinator how the proxy is to be voted. The Proxy Coordinator is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the vote, which will be made available to clients upon request.

     o    All proxies will be voted solely in the interest of clients.

     o TSW reserves the right not to vote proxies if the cost of voting exceeds the expected benefit to the client.

     o    All tender offers are reviewed and treated in a similar manner.

PROXY VOTING RECORDS & REPORTS

     o The proxy information kept by the Proxy Coordinator will include the following: (i) name of the issuer, (ii) the exchange ticker symbol,
          (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how TS&W voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling toll free
(800) 697-1056.

                       STATEMENT OF ADDITIONAL INFORMATION

                      UNITED ASSOCIATION S&P 500 INDEX FUND

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2007

                               INVESTMENT ADVISER:

                       ALLEGIANT ASSET MANAGEMENT COMPANY


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the United Association S&P 500 Index Fund (the "Fund"). This SAI is incorporated by reference into and should be read in conjunction with the prospectus dated March 1, 2007. Capitalized terms not defined herein are defined in the prospectus. The financial statements and notes thereto contained in the 2006 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2006 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Fund's prospectus or Annual Report free of charge by calling the Fund at 888-766-8043.


                                TABLE OF CONTENTS

THE TRUST .................................................................  S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES ...........  S-1
DESCRIPTION OF PERMITTED INVESTMENTS ......................................  S-3
INVESTMENT LIMITATIONS .................................................... S-12
THE ADVISER ............................................................... S-14
PORTFOLIO MANAGERS ........................................................ S-15
THE ADMINISTRATOR ......................................................... S-16
THE DISTRIBUTOR ........................................................... S-17
THE TRANSFER AGENT ........................................................ S-18
THE CUSTODIAN ............................................................. S-18
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................. S-18
LEGAL COUNSEL ............................................................. S-18
TRUSTEES AND OFFICERS OF THE TRUST ........................................ S-18
PURCHASING AND REDEEMING SHARES ........................................... S-24
DETERMINATION OF NET ASSET VALUE .......................................... S-24
TAXES ..................................................................... S-25
BROKERAGE ALLOCATION AND OTHER FUND BROKERAGE PRACTICES ................... S-28
PORTFOLIO HOLDINGS ........................................................ S-31
ADDITIONAL INFORMATION ABOUT THE TRUST .................................... S-32
PROXY VOTING .............................................................. S-33
5% AND 25% SHAREHOLDERS ................................................... S-33
INDEX INFORMATION ......................................................... S-35
APPENDIX A - RATINGS ......................................................  A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES .........................  B-1

March 1, 2007
UAF-SX-002-0100

THE TRUST

GENERAL. The Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Generally, each fund pays its
(i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

DESCRIPTION OF MULTIPLE CLASSES OF SHARES. The Trust is authorized to offer multiple classes of shares of its funds. The Fund currently offers institutional shares ("Class I") and retail shares ("Class II"). Additional classes may be created from time to time. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. For more information on shareholder servicing and distribution expenses, see "The Distributor."

HISTORY OF THE FUND. The Fund is the successor to the Financial Investors Trust United Association S&P 500 Index Fund (the "Predecessor Fund"). The Predecessor Fund was managed by National City Investment Management Company using the same investment objective, strategies, policies and restrictions as those used by the Fund. On June 13, 2005, National City Investment Management Company changed its name to Allegiant Asset Management Company (the "Adviser"). The Predecessor Fund's date of inception was March 2, 2000. The Predecessor Fund dissolved and reorganized into the Fund on March 10, 2003. Substantially all of the assets of the Predecessor Fund were transferred to the Fund in connection with its commencement of operations on March 10, 2003.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each full share held and fractional votes for fractional shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

THE S&P 500 INDEX. The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange ("NYSE"). S&P selects the stocks for the S&P 500 Index on a statistical basis. As of December 31, 2006, the stocks in the S&P 500 Index had an average market capitalization of $25.5 billion and the total market capitalization of all U.S. common stocks was $15.6 trillion. "Market capitalization" of a company is the market price per share of stock multiplied by the number of shares outstanding.

FUND INVESTMENT STRATEGY. The Fund will normally invest substantially all of its total assets in the stocks that comprise the S&P 500 Index in approximately the same percentages as the stocks represented in the index. The Fund may also acquire derivative instruments designed to replicate the performance of the S&P 500 Index, such as S&P 500 Index stock index futures contracts, Standard & Poor's Depository Receipts, or other ETFs. The Adviser believes that using active management techniques for a small portion of the Fund's assets may increase the correlation between the Fund's net return after expenses and the return of the S&P 500 Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the S&P 500 Index with the goal of adding small incremental performance relative to the Index. The Fund may purchase a security that is scheduled to be included in the S&P 500 Index prior to the effective inclusion date. The Fund may temporarily continue to hold a security that has been deleted from the S&P 500 Index pending the rebalancing of the Fund's portfolio. The Fund is not required to buy or sell securities solely because the percentage of its assets invested in index stocks changes when the market value of its holdings increases or decreases. With respect to the remaining portion of its net assets, the Fund may hold temporary cash balances which may be invested in U.S. government obligations and money market instruments. If the Adviser deems it necessary, the Fund may exclude a stock listed on the index from its holdings or include a similar stock in its place if it believes that doing so will help achieve its investment objective. The Fund also may enter into repurchase agreements, reverse repurchase agreements, and lend its portfolio securities.

CORRELATION WITH THE S&P 500 INDEX. While there can be no guarantee that the Fund's investment results will precisely match the results of the S&P 500 Index, the Adviser believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Fund and the S&P 500 Index. The Fund will attempt to achieve a correlation between the performance of its asset portfolio and that of the S&P 500 Index of at least 95% before deduction of operating expenses. A correlation of 100% would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the index. The Fund's ability to correlate its performance with the S&P 500 Index, however, may be affected by, among other things, Fund expenses, including brokerage (which may be increased by high portfolio turnover); the Fund holding less than all of the securities in the S&P 500 Index; Fund share prices being rounded to the nearest cent; changes to the S&P 500 Index that are not disseminated in advance; changes in the manner in which S&P calculates its index; the timing of purchases and redemptions; and/or the need to conform the Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements. The Adviser monitors the correlation of the performance of the Fund in relation to the index under the supervision of the Board of Trustees (the "Board"). The Fund intends to actively rebalance its portfolio to achieve high correlation of performance with the S&P 500 Index. To reduce transaction costs and minimize shareholders' current capital gains liability, the Fund's investment portfolio will not be automatically rebalanced to reflect changes in the S&P 500 Index.

THE INDEXING APPROACH. The Fund is not managed in a traditional sense, that is, by making discretionary judgments based on analysis of economic, financial and market conditions. Under ordinary circumstances, stocks will only be eliminated from or added to the Fund to reflect additions to or deletions from the S&P 500 Index (including mergers or changes in the composition of the index), to raise cash to meet withdrawals, or to invest cash contributions. Accordingly, sales may result in losses that may not have been realized if the Fund were actively actively managed. The Fund will remain substantially fully invested in common stocks and equity derivative instruments whether stock prices are rising or falling. The Adviser believes that the indexing approach should involve less portfolio turnover, notwithstanding periodic additions to and deletions from the S&P 500 Index, and thus lower brokerage costs, transfer taxes and operating expenses, than in more traditionally managed funds, although there is no assurance that this will be the case.

The inclusion of a security in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is not a sponsor of, or in any way affiliated with, the Fund.

The common stock of National City Corporation, the parent company of the Adviser, is included in the S&P 500 Index. Like the other stocks in the S&P 500 Index, the Fund will invest in the common stock of National City Corporation in approximately the same proportion as the percentage National City Corporation common stock represents in the S&P 500 Index. As of December 31, 2006, National City Corporation common stock represented 0.18% of the S&P 500 Index.


DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the Fund's "Investment Objectives and Policies" section and the associated risk factors. The Adviser will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by the Fund's stated investment policies.

BORROWING. The Fund may borrow money. The Fund may borrow money to facilitate management of a Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Borrowing may subject the Fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this situation, the Fund will not purchase securities while borrowing represents more than 5% of its total assets.

EQUITY SECURITIES. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission. The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

The Fund must cover all options it writes. For example, when the Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund's custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. The Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

The Fund may trade put and call options on securities, securities indices or currencies, as the investment adviser or sub-adviser determines is appropriate in seeking the Fund's investment objective. For example, the Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, the Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

There are significant risks associated with the Fund's use of options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

RESTRICTED AND ILLIQUID SECURITIES. While the Fund does not anticipate doing so, it may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(2) of the 1933 Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Trust's Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser's liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

INVESTMENT COMPANY SHARES. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretation thereunder, applicable regulations prohibit the Fund from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder. In addition, certain index tracking stocks in which the Fund may invest may be issued by investment companies:

o STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS"). SPDRs are securities that represent ownership in a unit investment trust (a "UIT") that holds a portfolio of common stocks designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"). SPDRs may be obtained from the UIT directly or purchased in the secondary market. SPDRs are generally listed on the American Stock Exchange, and for investment purposes by the Funds, are subject to the same limitations as investment company shares.

     The UIT will issue SPDRs in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and
     (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Ratings Service ("Standard & Poor's") or Moody's Investors Services Inc. ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Fund may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets. The Fund's investments in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES LENDING. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may generate income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the

Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SWAP AGREEMENTS. The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

VARIABLE AND FLOATING RATE INSTRUMENTS. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. To the extent required by the 1940 Act, a Fund will maintain with the custodian a separate account with liquid high-grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if deems it appropriate.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES.
The following investment limitations are fundamental policies of the Fund. Fundamental policies cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund on the last day of each fiscal quarter. This restriction applies to 75% of the Fund's assets.

2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, and tax-free state obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; (d) personal credit and business credit businesses will be considered separate industries.

3. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

4. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

5. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

6. Invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices;
     (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" includes commodity contracts.

7. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

For purposes of the above investment limitations, and except for the Fund's policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

NON-FUNDAMENTAL POLICIES.

The Fund is subject to the following non-fundamental limitations, which may be changed without the vote of shareholders:

The Fund may not:

1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.

2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with the Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, and (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

4.   Purchase securities of companies for the purpose of exercising control.

5.   Invest more than 15% of its net assets in illiquid securities.

6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with the Fund's investment practices described in the prospectus or this SAI are not deemed to be pledged for purposes of this limitation.

THE ADVISER

GENERAL. Allegiant Asset Management Company is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser is an indirect wholly owned subsidiary of National City Corporation, a bank holding company headquartered in Cleveland, Ohio. The principal business address of the Adviser is 200 Public Square, 5th Floor, Cleveland, Ohio 44114. As of December 31, 2006, the Adviser had discretionary management authority with respect to approximately $29 billion in assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.095% of the average daily net assets of the Fund. The Adviser has voluntarily agreed to waive 0.04% of its investment advisory fee. While the Adviser has no current intention to do so, the Adviser reserves the right to discontinue all or part of this voluntary waiver at any time, subject to the prior notification of the Fund's Board of Trustees.

Prior to April 14, 2006, the Adviser was entitled to a fee, which was calculated daily and paid monthly, at an annual rate of 0.01% for the first $2.5 billion and 0.005% of amounts over $2.5 billion, based on the average daily net assets of the Fund. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Fund. For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the Adviser the following advisory fees:

------------------------------------------ ------------------------------------ -----------------------------------------
          CONTRACTUAL FEES PAID                  FEES WAIVED BY ADVISER             TOTAL FEES PAID (AFTER WAIVERS)
--------------- ----------- -------------- ----------- ---------- ------------- ------------- ------------ --------------
     2004          2005         2006          2004       2005         2006          2004         2005          2006
--------------- ----------- -------------- ----------- ---------- ------------- ------------- ------------ --------------
   $81,100       $75,296      $246,823      $20,275     $19,824     $99,981       $60,825       $55,472      $146,842
--------------- ----------- -------------- ----------- ---------- ------------- ------------- ------------ --------------

PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus is determined generally based on the Fund's and the other accounts' calendar year performance after taxes as compared to the benchmark, the S&P 500 Index, as well as subjective factors, such as teamwork, ideas and supervisory responsibilities. Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

  ------------------------------------------------ -----------------------------------------------------------------------
  NAME                                                                      DOLLAR RANGE OF FUND SHARES*
  ------------------------------------------------ -----------------------------------------------------------------------
  Rita Ontko                                                                            None
  ------------------------------------------------ -----------------------------------------------------------------------
  Hitesh Patel                                                                          None
  ------------------------------------------------ -----------------------------------------------------------------------
  Chen Chen                                                                             None
  ------------------------------------------------ -----------------------------------------------------------------------

*    Valuation date is October 31, 2006.

OTHER ACCOUNTS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of October 31, 2006.

---------------- ------------------------------- --------------------------------- ---------------------------------------
                      REGISTERED INVESTMENT
                           COMPANIES              OTHER POOLED INVESTMENT VEHICLES              OTHER ACCOUNTS
---------------- ------------------------------- --------------------------------- ---------------------------------------
                  NUMBER OF                       NUMBER OF                           NUMBER OF
     NAME         ACCOUNTS       TOTAL ASSETS     ACCOUNTS        TOTAL ASSETS        ACCOUNTS          TOTAL ASSETS
---------------- ------------- ----------------- ------------- ------------------- ---------------- ----------------------
Rita Ontko            1          $203,000,000         1           $71,000,000             9             $883,000,000
---------------- ------------- ----------------- ------------- ------------------- ---------------- ----------------------
Hitesh Patel          0               $0              0                $0                 0                  $0
---------------- ------------- ----------------- ------------- ------------------- ---------------- ----------------------
Chen Chen             1          $203,000,000         1           $71,000,000             9             $883,000,000
---------------- ------------- ----------------- ------------- ------------------- ---------------- ----------------------

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee from the Fund, which is calculated daily and paid monthly, at an annual rate of 0.02% of the average daily net assets of the Fund, subject to minimum fees as described in the Administration Agreement. For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the following administration fees:

------------------------------------------- ------------------------------------- --------------------------------------------
          CONTRACTUAL FEES PAID                         FEES WAIVED                     TOTAL FEES PAID (AFTER WAIVERS)
--------------- ------------ -------------- ----------- --------- --------------- ------------- ------------- ----------------
     2004          2005          2006          2004       2005         2006           2004          2005           2006
--------------- ------------ -------------- ----------- --------- --------------- ------------- ------------- ----------------
   $162,197      $150,609       $93,243         $0         $0           $0          $162,197      $150,609        $93,243
--------------- ------------ -------------- ----------- --------- --------------- ------------- ------------- ----------------

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

DISTRIBUTION PLAN. The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Board and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Board and of the Qualified Trustees.

The Plan provides that Class II shares of the Fund will pay the Distributor a fee not to exceed 0.05% of the Fund's average daily net assets attributable to Class II shares from which the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a reimbursement plan since the distribution fee will be paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution related activity. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares. The Trust intends to operate the Plan in accordance with its terms and with the NASD rules concerning sales charges.

12B-1 FEE PAYMENTS. For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the Distributor the following fees pursuant to the Plan:

--------------------------------------------------------- ---------------------------------------------------------------
                    12B-1 FEES PAID                                   12B-1 FEES RETAINED BY THE DISTRIBUTOR
--------------------------------------------------------- ---------------------------------------------------------------
      2004                2005               2006               2004                 2005                  2006
------------------ ------------------- ------------------ ------------------ --------------------- ----------------------
     $6,431              $4,476             $4,596             $6,431               $4,476                $4,596
------------------ ------------------- ------------------ ------------------ --------------------- ----------------------

THE TRANSFER AGENT

State Street Bank & Trust Company (the "Transfer Agent") serves as transfer agent and Boston Financial Data Services, Inc. ("BFDS") serves as the servicing agent for the Fund under a transfer agency agreement with the Trust. The structure of the fee agreement with the Transfer Agent is based upon the size, type and number of accounts and transactions made by shareholders. The Fund compensates BFDS for its services.

THE CUSTODIAN

National City Bank serves as the Fund's custodian under a custody agreement with the Trust (the "Custodian"). The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700 Philadelphia, PA 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers LLP as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said reports.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's additional 40 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


----------------------------- ------------------ -------------------------------- ------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH             PRINCIPAL OCCUPATIONS               OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH               OF TERM               IN PAST 5 YEARS
----------------------------- ------------------ -------------------------------- ------------------------------------------
INTERESTED TRUSTEES
----------------------------- ------------------ -------------------------------- ------------------------------------------
Robert Nesher                 Chairman of the    SEI employee 1974 to present;    Trustee of The Advisors' Inner Circle
(DOB 08/17/46)                Board of           currently performs various       Fund II, Bishop Street Funds, SEI Global
                              Trustees*          services on behalf of SEI        Master Fund, plc, SEI Global Assets
                              (since 1991)       Investments for which Mr.        Fund, plc, SEI Global Investments Fund,
                                                 Nesher is compensated.           plc, SEI Investments Global, Limited,
                                                 Executive Vice President of      SEI Opportunity Master Fund, L.P., SEI
                                                 SEI Investments, 1986 to         Opportunity Fund, L.P., SEI Asset
                                                 1994.  Director and Executive    Allocation Trust, SEI Index Fund, SEI
                                                 Vice President of the            Daily Income Trust, SEI Institutional
                                                 Administrator and the            International Trust, SEI Institutional
                                                 Distributor, 1981 to 1994.       Investments Trust, SEI Institutional
                                                                                  Managed Trust, SEI Liquid Asset Trust
                                                                                  and SEI Tax Exempt Trust.
----------------------------- ------------------ -------------------------------- ------------------------------------------
William M. Doran              Trustee*           Self-Employed Consultant since   Trustee of The Advisors' Inner Circle
(DOB 05/26/40)                (since 1992)       2003.  Partner, Morgan, Lewis    Fund II, Bishop Street Funds, SEI Asset
                                                 & Bockius LLP (law firm) from    Allocation Trust, SEI Daily Income
                                                 1976 to 2003, counsel to the     Trust, SEI Index Fund, SEI Institutional
                                                 Trust, SEI Investments, the      International Trust, SEI Institutional
                                                 Administrator and the            Investments Trust, SEI Institutional
                                                 Distributor. Director of the     Managed Trust, SEI Liquid Asset Trust
                                                 Distributor since 2003.          and SEI Tax Exempt Trust., SEI
                                                 Director of SEI Investments      Investments - Global Fund Services
                                                 since 1974; Secretary of SEI     Limited, SEI Investments Global,
                                                 Investments since 1978           Limited, SEI Investments (Europe),
                                                                                  Limited, SEI Investments (Asia) Limited,
                                                                                  and SEI Asset Korea Co., Ltd.
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------- ------------------ -------------------------------- ------------------------------------------
Charles E. Carlbom            Trustee            Self-Employed Business           Trustee of The Advisors' Inner Circle
(DOB 08/20/34)                (since 2005)       Consultant, Business             Fund II, Bishop Street Funds; Board
                                                 Projects Inc. since 1997.        Member, Oregon Transfer Co., and O.T.
                                                 Director, Crown Pacific Inc.,    Logistics, Inc.
                                                 CEO and President, United
                                                 Grocers Inc. from 1997 to 2000.
----------------------------- ------------------ -------------------------------- ------------------------------------------
Mitchell A. Johnson           Trustee            Retired.                         Trustee of The Advisors' Inner Circle
(DOB 03/01/42)                (since 2005)                                        Fund II, Bishop Street Funds; Director,
                                                                                  Federal Agricultural Mortgage Corporation;
                                                                                  Trustee of Diversified Investors Portfolio,
                                                                                  The Diversified Investors Fund Group, The
                                                                                  Diversified Investors Fund Group II, and the
                                                                                  Diversified Investors Strategies Variable
                                                                                  Funds.

----------------------------- ------------------ -------------------------------- ------------------------------------------
Betty L. Krikorian            Trustee            Self-Employed Legal and          Trustee of The Advisors' Inner Circle
(DOB 01/23/43)                (since 2005)       Financial Services Consultant    Fund II and Bishop Street Funds.
                                                 since 2003. State Street Bank
                                                 In-house counsel, 1995 to 2003.
----------------------------- ------------------ -------------------------------- ------------------------------------------


----------------------------- ------------------ -------------------------------- ------------------------------------------
                                  POSITION
                               WITH TRUST AND
          NAME AND                 LENGTH             PRINCIPAL OCCUPATIONS               OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH               OF TERM               IN PAST 5 YEARS
----------------------------- ------------------ -------------------------------- ------------------------------------------
Eugene B. Peters              Trustee             Private investor from 1987 to   Trustee of The Advisors' Inner Circle
(DOB 06/03/29)                (since 1993)       present.  Vice president and     Fund II and Bishop Street Funds.
                                                 Chief Financial Officer,
                                                 Western Company of North
                                                 America (petroleum service
                                                 company), 1980 to 1986.
                                                 President of Gene Peters and
                                                 Associates (import company),
                                                 1978 to 1980. President and
                                                 Chief Executive Officer of Jos.
                                                 Schlitz Brewing Company before
                                                 1978.
----------------------------- ------------------ -------------------------------- ------------------------------------------
James M. Storey               Trustee             Attorney, Solo Practitioner     Trustee of The Advisors' Inner Circle
(DOB 04/12/31)                (since 1994)       since 1994. Partner, Dechert     Fund II, Bishop Street Funds,
                                                 Price & Rhoads (law firm),       Massachusetts Health and Education
                                                 September 1987 to December       Tax-Exempt Trust, SEI Asset Allocation
                                                 1993.                            Trust, SEI Daily Income Trust, SEI Index
                                                                                  Fund, SEI Institutional International Trust,
                                                                                  SEI Institutional Investments Trust, SEI
                                                                                  Institutional Managed Trust, SEI Liquid
                                                                                  Asset Trust and SEI Tax Exempt Trust, and
                                                                                  U.S. Charitable Gift Trust.
----------------------------- ------------------ -------------------------------- ------------------------------------------
George J. Sullivan, Jr.       Trustee             Chief Executive Officer,        Trustee of The Advisors' Inner Circle
(DOB 11/13/42)                (since 1999)       Newfound Consultants Inc.        Fund II, Bishop Street Funds, SEI Asset
                                                 since April 1997.  General       Allocation Trust, SEI Opportunity Fund,
                                                 Partner, Teton Partners, L.P.,   SEI Daily Income Trust, SEI Index Fund,
                                                 June 1991 to December 1996;      SEI Institutional International Trust,
                                                 Chief Financial Officer, Nobel   SEI Institutional Investments Trust, SEI
                                                 Partners, L.P., March 1991 to    Institutional Managed Trust, SEI Liquid
                                                 December 1996; Treasurer and     Asset Trust, SEI Opportunity Master
                                                 Clerk, Peak Asset Management,    Fund, SEI Tax Exempt Trust, and State
                                                 Inc., since 1991.                Street Navigator Securities Lending
                                                                                  Trust.
----------------------------- ------------------ -------------------------------- ------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the

     Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met seven times in the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 44 times in the most recently completed fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will consider nominees recommended by shareholders if such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

---------------------- ------------------------------------------------------- ---------------------------------------------
        NAME                        DOLLAR RANGE OF FUND SHARES                   AGGREGATE DOLLAR RANGE OF SHARES (ALL
                                              (FUND)*                                            FUNDS)*
---------------------- ------------------------------------------------------- ---------------------------------------------
       Carlbom                                  None                                               None
---------------------- ------------------------------------------------------- ---------------------------------------------
        Doran                                   None                                               None
---------------------- ------------------------------------------------------- ---------------------------------------------
       Johnson                                  None                                               None
---------------------- ------------------------------------------------------- ---------------------------------------------
      Krikorian                                 None                                               None
---------------------- ------------------------------------------------------- ---------------------------------------------
       Nesher                                   None                                               None
---------------------- ------------------------------------------------------- ---------------------------------------------
       Peters                                   None                                               None
---------------------- ------------------------------------------------------- ---------------------------------------------
       Storey                                   None                                               None
---------------------- ------------------------------------------------------- ---------------------------------------------
      Sullivan                                  None                                               None
---------------------- ------------------------------------------------------- ---------------------------------------------

*    Valuation date is December 31, 2006.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

---------------------- --------------------------- --------------------------- -------------------------- ---------------------
        NAME                   AGGREGATE             PENSION OR RETIREMENT         ESTIMATED ANNUAL        TOTAL COMPENSATION
                                                    BENEFITS ACCRUED AS PART   BENEFITS UPON RETIREMENT    FROM THE TRUST AND
                              COMPENSATION              OF FUND EXPENSES                                     FUND COMPLEX*
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Carlbom                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
        Doran                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Johnson                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Krikorian                 $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Nesher                      $0                         n/a                         n/a                      $0
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Peters                   $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
       Storey                   $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------
      Sullivan                  $44,914                       n/a                         n/a                   $44,914
---------------------- --------------------------- --------------------------- -------------------------- ---------------------

*    The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

----------------------------- ----------------------------- -------------------------------------- ----------------------------
          NAME AND              POSITION WITH TRUST AND     PRINCIPAL OCCUPATIONS IN PAST 5 YEARS   OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH                 LENGTH OF TERM
----------------------------- ----------------------------- -------------------------------------- ----------------------------
James F. Volk                          President            Chief Accounting Officer and Chief     None.
(DOB 08/28/62)                        (since 2003)          Compliance Officer at SEI Investment
                                                            Manager Services since 2004. Senior
                                                            Operations Officer at SEI Investments,
                                                            Fund Accounting and Administration
                                                            from 1996 to 2004.
----------------------------- ----------------------------- -------------------------------------- ----------------------------
Michael Lawson                    Controller and Chief      Director, Fund Accounting since July   None.
(DOB 10/8/60)                      Financial Officer        2005, Manager, Fund Accounting, SEI
                                      (since 2005)          Investments AVP from  April 1995
                                                            through July 2005, excluding
                                                            February 1998 through October 1998,
                                                            Assistant Product Manager, Pilgrim
                                                            Baxter & Associates February 1998
                                                            through October 1998.
----------------------------- ----------------------------- -------------------------------------- ----------------------------


----------------------------- ----------------------------- -------------------------------------- ----------------------------
          NAME AND              POSITION WITH TRUST AND     PRINCIPAL OCCUPATIONS IN PAST 5 YEARS   OTHER DIRECTORSHIPS HELD
       DATE OF BIRTH                 LENGTH OF TERM
----------------------------- ----------------------------- -------------------------------------- ----------------------------
----------------------------- ----------------------------- -------------------------------------- ----------------------------
Russell Emery                   Chief Compliance Officer    Director of Investment Product         None.
(DOB 12/18/62)                        (since 2006)          Management and Development, SEI
                                                            Investments, since February 2003;
                                                            Senior Investment Analyst - Equity
                                                            Team, SEI Investments, from March
                                                            2000 to February 2003.
----------------------------- ----------------------------- -------------------------------------- ----------------------------
Timothy D. Barto               Vice President and            General Counsel and Secretary of      None.
(DOB 03/28/68)                 Assistant Secretary           SIMC and the Administrator since
                                   (since 1999)              2004. Vice President
                                                             of SIMC and the Administrator since
                                                             1999. Vice President and Assistant
                                                             Secretary of SEI Investments since
                                                             2001. Assistant Secretary of SIMC,
                                                             the Administrator and the
                                                             Distributor and Vice President of
                                                             the Distributor from 1999 to 2003.

----------------------------- ----------------------------- -------------------------------------- ----------------------------
James Ndiaye                         Vice President         Vice President and Assistant           None.
(DOB 09/11/68)                       and Secretary          Secretary of SIMC since 2005.  Vice
                                      (since 2004)          President at Deutsche Asset
                                                            Management from 2003 to 2004.
                                                            Associate at Morgan, Lewis & Bockius
                                                            LLP from 2000 to 2003.  Assistant
                                                            Vice President at ING Variable
                                                            Annuities Group from 1999 to 2000.
----------------------------- ----------------------------- -------------------------------------- ----------------------------
Sofia A. Rosala                      Vice President         Vice President and Assistant           None.
(DOB 02/01/74)                  and Assistant Secretary     Secretary of SIMC and the
                                      (since 2006)          Administrator since 2005.
                                                            Compliance Officer at SEI
                                                            Investments from 2001 to 2004.
                                                            Account and Product Consultant at
                                                            SEI Private Trust Company from 1998
                                                            to 2001.
----------------------------- ----------------------------- -------------------------------------- ----------------------------
Nicole Welch                          AML Officer           Compliance Analyst, TD Waterhouse,     None.
(DOB 09/13/77)                        (since 2005)          2004.  Senior Compliance Analyst,
                                                            UBS Financial
                                                            Services, 2002 to
                                                            2004. Knowledge
                                                            Management Analyst,
                                                            PricewaterhouseCoopers
                                                            Consulting, 2000 to
                                                            2002.
----------------------------- ----------------------------- -------------------------------------- ----------------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the NYSE is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90 day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Board.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A RIC. The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

SHAREHOLDER TREATMENT. The Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced maximum tax rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund designates the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains. The Fund will report annually to its shareholders the amount of the Fund's distributions that qualify for the reduced tax rates on qualified dividend income.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.



FOREIGN TAXES. Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

STATE TAXES. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in GNMA or FNMA securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

TAX TREATMENT OF COMPLEX SECURITIES. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

OTHER TAX POLICIES. In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person or U.S. resident alien.

Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Fund invests will not be considered qualifying income as of September 30, 2006. As a result, the Fund will therefore restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income.

BROKERAGE ALLOCATION AND OTHER FUND BROKERAGE PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

-----------------------------------------------------------------------------------------------------------------------
                                AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------
                 2004                                      2005                                   2006
---------------------------------------- ----------------------------------------- ------------------------------------
               $116,912                                  $175,167                               $109,224
---------------------------------------- ----------------------------------------- ------------------------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the most recently completed fiscal year, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

---------------------------------- ------------------------------------------ ---------------------------------------------
              FUND                     TOTAL DOLLAR AMOUNT OF BROKERAGE           TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                       COMMISSIONS FOR RESEARCH SERVICES          INVOLVING BROKERAGE COMMISSIONS FOR
                                                                                           RESEARCH SERVICES
---------------------------------- ------------------------------------------ ---------------------------------------------
      UA S&P 500 Index Fund                           $0                                           $0
---------------------------------- ------------------------------------------ ---------------------------------------------

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2004, 2005 and 2006, the Fund did not pay any brokerage commissions to affiliates.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of the fiscal year ended October 31, 2006, the Fund held debt securities Goldman Sachs Group valued at $5,279,000, equity securities of Banc of America Finance Services, Inc. valued at $6,789,000, equity securities of Banc of America Securities valued at $730,000, equity securities of J.P. Morgan Chase Bank valued at $4,586,000, equity securities of Wells Fargo valued at $3,403,000, equity securities of Bear, Stearns & Co. valued at $507,000, equity securities of Charles Schwab valued at $525,000, equity securities of Citigroup, Inc. valued at $6,905,000, equity securities of E* Trade Financial valued at $277,000, equity securities of Goldman, Sachs & Co. valued at $2,281,000, equity securities of Lehman Brothers Inc. valued at $1,164,000, equity securities of Merrill Lynch Pierce Fenner & Smith, Inc. valued at $2,158,000, and equity securities of Morgan Stanley Dean Witter valued at $2,281,000.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under U.S. Securities and Exchange Commission ("SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include futures contracts and option contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. For the Fund's two most recently completed fiscal years ended October 31, 2005 and 2006, the portfolio turnover rates for the Fund were as follows:

------------------------------------ -------------------------------------------------------------------------------------
               FUND                                                PORTFOLIO TURNOVER RATES
------------------------------------ ------------------------------------------ ------------------------------------------
                                                       2005                                       2006
------------------------------------ ------------------------------------------ ------------------------------------------
        S&P 500 Index Fund                              10%                                        13%
------------------------------------ ------------------------------------------ ------------------------------------------

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer ("Adviser CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund's Chief Compliance Officer reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund will disclose a complete or summary schedule of investments (which includes the Fund's 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund's net asset value ("Summary Schedule")) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund's complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 866-766-8043.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as Standard and Poor's, Lipper, Morningstar, Inc, Thomson Financial, Bloomberg and ICI (portfolio analysis) may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Fund's Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Fund's policies and procedures provide that the Adviser's CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser's CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund's shareholders and that to the extent conflicts between the interests of the Fund's shareholders and those of the Fund's Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than quarterly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than five days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the Fund's portfolio holdings information.

ADDITIONAL INFORMATION ABOUT THE TRUST

DESCRIPTION OF SHARES. The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that each Fund's shares are fully paid and non-assessable.

SHAREHOLDER LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY. The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a trustee's individual liability in any manner inconsistent with the federal securities laws.

CODE OF ETHICS. The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board has appointed ProxyVote Plus, LLC ("ProxyVote Plus"), a proxy consulting service, to act as the Fund's agent in exercising the proxy voting rights appurtenant to securities held by the Fund in a manner consistent with the policies adopted by ProxyVote Plus, and subject to the general oversight by the Board. ProxyVote Plus' proxy voting policies are designed to vote proxies in favor of shareholder interests following a case-by-case review of the merits of each proxy by ProxyVote Plus. In addition, ProxyVote Plus' proxy voting policies permit ProxyVote Plus to initiate shareholder proposals on the Fund's behalf in cases where ProxyVote Plus reasonably believes that such proposals are in the best interests of the Fund's shareholders. These policies and procedures are included in Appendix B to this SAI.

Because the Fund is distributed primarily to the United Association of Journeymen and Apprentices of the Plumbing and Pipe Fitting Industry of the United States and Canada (the "UA"), the Board have considered the recommendations of the UA in appointing ProxyVote Plus as the Fund's proxy voting agent.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling 888-766-8043; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

5% AND 25% SHAREHOLDERS

As of February 1, 2007, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund.

CLASS I:

SHAREHOLDER                                  NUMBER OF SHARES          %
-----------                                  ----------------        ----

PRIAC as Trustee/Cust                        2,307,193.9310          9.07%
FBO Various Retirement Plans
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Sheldon & Co                                 1,847,774.3310          7.26%
Attn Mutual Funds
P.O. Box 94984 Cleveland, OH 44101-4984

UNATCO First Midwest                         2,646,188.9080          10.40%
Bank Trust Division
2801 W Jefferson ST
Joliet, IL 60435-5299

Heating Piping & Refrigeration               2,284,485.2640          8.98%
Pension Fund
DTD 06/11/1973
6650 Belair Road, 2nd Floor
Baltimore, MD 21206-1827

HOCO                                         1,935,510.6540          7.61%
911 Main Street, Suite 201
Kansas City, MO 64105-5304

US Bank                                      1,762,608.9040          6.93%
FBO CAPINCO
P.O. Box 1787
Milwaukee, WI 53201-1787


CLASS II:

SHAREHOLDER                                  NUMBER OF SHARES          %
-----------                                  ----------------        ----

Reliance Trust Cust                          138,782.7070            13.74%
FBO Plumbers & Pipefitters Unitized
P.O. Box 48529 Atlanta, GA 30362-1529

M & I TRUST CO                               136,395.2770            13.50%
FBO Local Union #60 401K Pan
11270 W Park Place, Suite 400-PPW-08-WM
Attn Mutual Funds
Milwaukee, WI  53224-3623

Plumbers Local Union No. 68                  114,206.1060            11.30%
P.O. Box 8746
Houston, TX 77249-8746

New York Life Trust Company                  82,442.9960             8.16%
169 Lackawanna Avenue
Parsippany, NJ 07054-1007

Reliance Trust Cust                          70,409.4370             6.97%
FBO Plumbers & Pipefitters Local
P.O. Box 48529 Atlanta, GA 30362-1529

Susan C. Meiselas                            57,858.5060             5.73%
256 Mott Street
New York, NY 10012-3402


The Fund believes that most of the shares referred to above were held by the persons above in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

INDEX INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to IMC (the "Licensee") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by the Fund how it is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSION, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                              APPENDIX A - RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                  o Leading market positions in well-established industries.
                  o        High rates of return on funds employed.
                  o        Conservative capitalization structure with moderate
                           reliance on debt and ample asset protection.
                  o        Broad margins in earnings coverage of fixed financial
                           charges and high internal cash generation.
                  o Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

o Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

o Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.


S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

PROXYVOTE PLUS, LLC PROXY VOTING POLICIES AND PROCEDURES

Consistent with our obligations pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940 addressing an investment adviser's fiduciary obligation to our clients when the adviser has authority to vote their proxies, ProxyVote Plus
(PVP) has adopted the following written policies and procedures. These policies and procedures are reasonably designed to ensure that PVP votes our clients' proxies in the clients' best interests. Further, these policies and procedures discuss the means by which PVP discloses to clients how their proxies are voted. Finally, these policies and procedures discuss how PVP resolves material conflicts of interest with clients. These policies and procedures are being sent to all clients; are described on PVP's Form ADV, Schedule F; and are available on PVP's website at www.proxyvoteplus.com. Additional copies are available upon request.

VOTING CLIENT PROXIES

PVP is committed to voting all proxies in the best interests of our clients. PVP has worked closely with our clients' administrators and custodial banks to establish a system in which the clients' proxies are sent directly to PVP. The majority of our clients' custodial banks have agreements with Automatic Data Processing, Inc. (ADP) and have chosen ADP to act as the intermediary for delivering proxy material from the issuer to the custodial banks' clients, which are also clients of PVP. PVP has also entered into an agreement with ADP Financial Information Services, Inc. by which ADP electronically transmits ballots to PVP automatically on a daily basis. In addition to receiving electronic ballots, a small percentage of ballots and proxy statements are mailed to PVP and Yvette Gonzalez, Director of Operations, is responsible for manually entering those ballots into our system for record-keeping purposes and transmitting instructions for those ballots.

Once proxy ballots have been received, the appropriate vote needs to be determined. Under the supervision of Craig Rosenberg, PVP's President, William Arndt, PVP's Researcher, evaluates all proposals included on the proxy ballots and determines the appropriate vote consistent with ProxyVote Plus's Proxy Voting Guidelines, a copy of which is incorporated herein, included with clients' proxy voting reports, and is also available upon request. PVP has entered into an agreement with Institutional Shareholder Services' Proxy Voter Services division to provide independent research that PVP utilizes as it analyzes the proposals presented for vote. PVP also utilizes the proxy statements and other appropriate information in determining proxy votes in our clients' best interest. Once the votes have been determined, they are entered into ADP's ProxyEdge system and electronically transmitted back to ADP. A narrative explaining the rationale for each vote cast is also prepared and stored in PVP's proprietary record-keeping system.

DISCLOSING VOTES TO CLIENTS

PVP provides clients an annual report (or semi-annual if so requested) identifying all proxy votes it has cast for those clients, including the proposals presented for vote, how PVP voted, and a written explanation for those votes. These reports are provided both electronically and in hard copy to all clients.

RESOLVING MATERIAL CONFLICTS OF INTEREST

PVP sincerely endeavors to avoid material conflicts of interest with our clients. PVP has adopted a written Code of Ethics that is available to all clients upon request. All PVP managers and employees have been provided the Code of Ethics and acknowledged in writing their commitment to observe all of its provisions. PVP believes that it has taken reasonable steps to avoid conflicts of interest with our clients. Most important, all PVP managers and employees involved in any way in determining proxy votes or otherwise involved in the process of voting proxies have pledged not to purchase, sell or otherwise acquire or dispose of any publicly-traded securities and certify in writing their compliance with this pledge on a quarterly basis.

A potential conflict of interest relates to PVP's shareowner activism services by which PVP assists clients and other Taft-Hartley funds in researching and sponsoring shareholder proposals on which PVP may later cast votes on behalf of clients. To resolve this potential conflict, PVP determines all such votes consistent with its guidelines and always in the best interest of our clients. The shareholder proposals that PVP helps prepare relate to fundamental corporate governance issues designed to protect the interests of our clients as shareowners, such as proposals to minimize companies' auditor's conflicts of interest or to request that companies expense stock options so that their income statements will be more accurate. PVP uniformly supports such shareholder proposals, whether or not the proposal is sponsored by a client; a potential client; a sponsor affiliated with a client or potential client; or a party unknown to PVP. PVP also discloses, in the proxy voting reports provided to clients, all shareholder proposals it has assisted clients in preparing or sponsoring. Craig Rosenberg, PVP's President, is responsible for overseeing client relationships and identifying any conflicts of interest that may exist between PVP's clients and the companies with respect to which PVP casts proxy votes.

CONCLUSION

PVP has adopted these written policies and procedures to ensure that all votes are cast in our clients' best interest; to address material conflicts of interest; and to discuss the means by which we disclose all votes to our clients. Craig Rosenberg, President, is responsible for overseeing all compliance issues and should be contacted with any questions or comments.

PROXYVOTE PLUS PROXY VOTING GUIDELINES

This statement sets forth the proxy voting policy of ProxyVote Plus, LLC. The Department of Labor has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. ProxyVote Plus is a registered investment adviser under the Investment Advisors Act of 1940.

ProxyVote Plus shall vote the proxies of its clients solely in the best interests of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. ProxyVote Plus shall not subordinate the interests of participants and beneficiaries to unrelated objectives. ProxyVote Plus shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due ProxyVote Plus's clients have not been received, ProxyVote Plus will make reasonable efforts to obtain missing proxies. ProxyVote Plus is not responsible for voting proxies it does not receive.

ProxyVote Plus shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate ProxyVote Plus's compliance with its fiduciary duty and will facilitate clients' monitoring of ProxyVote Plus.

ProxyVote Plus shall consider these guidelines as it evaluates proposals appearing on proxy ballots it votes on behalf of its clients.

BOARD OF DIRECTOR PROPOSALS

ELECTION OF DIRECTORS

The election of directors generally occurs under one of two circumstances: when the director or slate is non-contested or when a director or slate is nominated by some other party and is contested by management.

UNCONTESTED ELECTIONS OF DIRECTORS

ProxyVote Plus will evaluate an uncontested slate of nominees to the board of directors by assessing the performance of the board of directors and the qualifications of individual nominees to the board. Specifically, the following factors will be considered:

o The company's financial performance as judged by total long-term returns to shareholders and other relevant financial indicators in comparison to a group of its peers or appropriate broader markets such as the S&P 500.

o Attendance records of incumbent directors. In general, support will be withheld from directors who have failed to attend at least 75 % of board and committee meetings without adequate justification. A company's failure to disclose this information may also be considered in determining whether to withhold support for nominees to the board.

o The independence of the board and nominees. ProxyVote Plus believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, ProxyVote Plus will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: Whether the nominee has been employed by the company or an affiliate in an executive capacity within the last five years; whether the nominee has been or is currently employed by a firm that is one of the company's paid advisors or consultants; whether the nominee has any personal services contract with the company; whether the nominee is a relative of an executive or director of the company; whether the nominee is an officer of a company on which the company's chairman or chief executive officer is also a board member.

o The number of other boards of directors on which nominees serve. Service as a director represents a major commitment of time, energy, and talent. The National Association of Corporate Directors has estimated that directors spend as much as 190 hours per year preparing for and attending board and committee meetings. Service on a number of other boards, especially by one who also holds a full-time position, creates the risk that one's obligation as a director may not be fully met.

o The overall conduct of the company. As indicated, directors bear ultimate responsibility to shareholders for the success or failure of the company. Therefore, they should be held accountable for actions taken that may not be in shareholders' best interests, such as awarding excessive compensation to executives or themselves for performance that does not warrant it; for acting against shareholders' properly expressed wishes, such as failing to implement an appropriate proposal approved by a majority of shareholders; for adopting antitakeover provisions not in shareholders' best interests; for refusing to provide information to which shareholders are entitled; or for other actions taken by their company that may not be in shareholders' best interests.

o The performance of the Board's Audit Committee. PVP may withhold support from nominees that serve on an Audit Committee when it is determined that the nominees are not serving shareholders' long-term interests by allowing the company's external auditor to have potential conflicts of interest resulting from the auditor's receipt of non-audit fees from the company.

CONTESTED ELECTIONS OF DIRECTORS

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

MAJORITY OF  INDEPENDENT DIRECTORS

In general, ProxyVote Plus will support shareholder proposals seeking to require that a majority of directors be independent. SEE definition of independence under Uncontested Election of Directors. Board independence is critical so that directors may carry out their duties to select, monitor and compensate management.

SEPARATE OFFICES OF CHAIRMAN AND CHIEF EXECUTIVE OFFICER

In general, ProxyVote Plus will support shareholder proposals seeking to require that different persons serve as the chairman and chief executive officer. The chairman's duty to oversee management is obviously compromised when he is required to monitor himself. However, in certain circumstances, such as a small-cap company with a limited group of leaders, it may be appropriate for these positions to be combined for some period of time.

INDEPENDENT NOMINATING, COMPENSATION, AND AUDIT COMMITTEES

ProxyVote Plus will support proposals that all, or a majority of directors on these committees, be independent directors. SEE definition of independence under Uncontested Election of Directors. Such independence is necessary to the effective functioning of these committees.

CLASSIFIED BOARDS

ProxyVote Plus will evaluate proposals to establish a classified board or shareholder proposals to declassify the board by taking into consideration that classified boards reduce the ability of shareholders to influence corporate policy and hold directors accountable versus the potential benefit of discouraging transactions that may be detrimental to the long-term economic best interests of plan participants and beneficiaries.

TERM LIMITS

ProxyVote Plus will generally vote against proposals to limit terms of directors because they may result in prohibiting the service of directors who significantly contribute to the company's success and represent shareholders' interests very well. ProxyVote Plus believes that holding individual nominees to high standards when they seek election better advances shareholders' interests.

DIRECTOR LIABILITY

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While ProxyVote Plus recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, ProxyVote Plus believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. ProxyVote Plus may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but ProxyVote Plus may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

Specifically, ProxyVote Plus will oppose management proposals that limit a director's liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits. In addition, ProxyVote Plus will generally oppose proposals to reduce or eliminate directors' personal liability when litigation is pending against current board members.

INDEMNIFICATION

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. ProxyVote Plus may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

OUTSIDE DIRECTOR COMPENSATION AND BENEFITS

In consideration for the significant contributions and responsibilities expected of outside directors, ProxyVote Plus believes reasonable compensation should be awarded to them. Shareholder evaluation of director compensation is especially important since directors are responsible for compensating themselves. As the REPORT OF THE NATIONAL ASSOCIATION OF CORPORATE DIRECTORS BLUE RIBBON COMMISSION ON DIRECTOR COMPENSATION (1995) stated:


The challenge of devising director compensation plans is that both the inside and outside directors have a conflict of interests. Outside directors, of course, have a conflict of interests in being responsible for setting their own pay. Inside directors, who normally do not get additional pay for serving on the board, do not have the same direct conflict, but they do have an indirect conflict because of potential reciprocity with outside members of the board. The outside directors would be unlikely to increase their own compensation over the objections of the CEO and senior officers serving as inside directors. In turn, these same outside directors approve pay plans for these key insiders.

Thus, full disclosure in the proxy statement of the philosophy and process used in establishing director compensation and the total value of the compensation is critically important to shareholders.

ProxyVote Plus supports compensating directors in a fashion that rewards excellent service, not marginal performance, and enhances directors' links to shareholders. Further, director compensation should be accomplished in a manner that does not compromise the independence of directors. For example, a director who is scheduled to receive a large pension if he serves for a certain number of years is less likely to confront management if he believes this may reduce the likelihood that his pension rights will vest.

With these considerations in mind, ProxyVote Plus will support paying directors solely in the form of equity and cash and will support management and shareholder proposals to eliminate pension and benefit programs. ProxyVote Plus will support proposals that encourage a significant component of directors' total compensation be in the form of stock, but will also evaluate the appropriateness of the total value of the compensation package. For example, ProxyVote Plus may not support a proposal to reduce directors' cash compensation from $40,000 to $20,000 if it is replaced with stock awards of 10,000 shares worth $1,000,000. ProxyVote Plus also wishes to encourage significant stock holdings by directors without precluding board service by otherwise qualified individuals who do not possess significant wealth. Such ownership levels without excluding such people may be accomplished by offering compensation in the form of stock and cash, so long as the stock component is significant and the cash component is reasonable. Stock grants should be structured to avoid short-term holdings by directors.

BROADER PARTICIPATION ON THE BOARD

ProxyVote Plus will support proposals requesting companies to make efforts to seek more women and minority group members for service on boards. A more diverse board of qualified directors benefits the company and shareholders.

CHANGES IN CONTROL

ProxyVote Plus will evaluate proposals seeking shareholder approval for a merger, acquisition, restructuring, or spinoff by reviewing the proposed benefits and potential disadvantages to shareholders. In determining the appropriate vote, ProxyVote Plus will recognize that its duty is to advance the long-term economic best interests of our clients' participants and beneficiaries.

CORPORATE GOVERNANCE

AUDITORS

Independent auditors serve a critically important role in helping to protect the integrity and reliability of corporate financial reporting. A company's external auditor must be free of conflicts of interest that may impede its ability to confront management when the auditor has concerns about the company's financial reporting. When a company's external auditor is receiving significant non-audit fees from that company, it may create such conflicts of interest.

ProxyVote Plus will evaluate all fees paid by a company to its auditor and generally will not support management's request to ratify its auditors when it is determined that the auditors are receiving non-audit fees from the company - in addition to audit fees -- that may compromise the auditor's independence. In addition, in those cases where there has been a change in auditors from the prior years and it is determined that the cause is strict enforcement of accounting principles and practices by the terminated firm, ProxyVote Plus will consider a vote against the new auditing firm. ProxyVote Plus will generally support shareholder proposals seeking to bar auditors from receiving non-audit fees from companies at which they perform audits for such fees increase the auditor's potential conflicts of interest.

INCREASE AUTHORIZED COMMON STOCK

ProxyVote Plus will evaluate management proposals requesting shareholder approval to increase authorized common stock by determining whether management has provided justification for the increase. For example, ProxyVote Plus may support increases in authorized common stock to fund stock splits that are in shareholders' interests. ProxyVote Plus will generally oppose proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. ProxyVote Plus will evaluate the amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase.

BLANK CHECK PREFERRED STOCK

ProxyVote Plus will oppose requests to authorize blank check preferred stock. Blank check preferred stock is preferred stock authorized by shareholders that gives the board of directors broad powers to establish voting, dividend and other rights without any shareholder review. It can be used as an antitakeover device and for this reason ProxyVote Plus will vote against its authorization.

REINCORPORATION

ProxyVote Plus will generally oppose proposals by companies to reincorporate to jurisdictions that may result in a weakening of shareholder rights, management and director accountability or present other risks that outweigh potential benefits. ProxyVote Plus may support management requests to reincorporate when satisfactory business justification has been provided, and there is no overall and significant negative impact on matters of corporate governance or management or director accountability.

POISON PILLS

ProxyVote Plus's analysis will consider whether a poison pill proposal by management requires management to submit the pill periodically to a shareholder vote. In evaluating any poison pill proposal, ProxyVote Plus will consider the impact of acquisition attempts that may be detrimental to the long-term economic best interests of plan participants and beneficiaries.

INSIDER TRADING

ProxyVote Plus will support proposals that establish "zero tolerance" policies for illegal insider trading activity. Illegal insider trading has an extremely deleterious effect on share price and investor confidence.

BOARD SIZE AND COMPOSITION

ProxyVote Plus will generally support management proposals to change the number of directors provided a satisfactory explanation justifying the change is provided in the proxy statement.

SUPERMAJORITY VOTING REQUIREMENTS

ProxyVote Plus's analysis will weigh the consideration that supermajority voting requirements may be used to undermine voting rights against the potential benefit, in some circumstances, of protecting minority stockholder interests.

DUAL CLASS VOTING

ProxyVote Plus will take into consideration the principle of one share, one vote; the impact of any dilution in shareholder voting rights; and any decrease in share price likely to result from issuing a new class of stock with unequal voting rights.

CONFIDENTIAL VOTING AND INDEPENDENT TABULATION OF THE VOTE

ProxyVote Plus will consider the interest in assuring that proxy voting be protected from potential management coercion and management's use of corporate funds to lobby shareholders to change their votes.

CUMULATIVE VOTING

ProxyVote Plus will generally support shareholder proposals to implement cumulative voting and oppose management proposals to eliminate it. Cumulative voting is a method of obtaining minority shareholder representation on a board and of achieving a measure of board independence from management control.

SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS

In analyzing proposals to limit or eliminate the right of shareholders who have held their shares for at least one year to call special meetings on issues of importance, ProxyVote Plus will weigh the fact that this right enhances the opportunity for shareholders to raise issues of concern with the board of directors against their potential for facilitating changes in control.

APPROVE OTHER BUSINESS

ProxyVote Plus will generally oppose management requests to approve other business because this gives management broad authority to take action without shareholder consent even when shareholders have an interest in the issue.

EMPLOYEE-RELATED PROPOSALS

EMPLOYEE STOCK PURCHASE PLANS

ProxyVote Plus will generally support employee stock purchase plans. These plans cover a large number of a company's employees and allow them to purchase the company's stock at a slight discount. ProxyVote Plus supports employee ownership in companies for it serves to link the interests of employees of the company with shareholders of the company, which benefits shareholders in the long run.

HIGH-PERFORMANCE WORKPLACES

ProxyVote Plus will generally support proposals encouraging high-performance workplace practices at companies. Such practices may include employee training, direct involvement in decision making, compensation linked to performance, employment security and a supportive work environment --or may include other measures of performance, such as the extent to which a company uses part-time or contract employees to the exclusion of full-time paid employees. High-performance workplace practices can contribute to both a company's productivity and long-term financial performance. However, ProxyVote Plus will review these proposals to ensure that they are in shareholders' best interests and do not unduly interfere with the company's operation.

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION PLANS

ProxyVote Plus supports compensation plans that provide challenging performance objectives and serve to motivate executives to excellent performance. However, ProxyVote Plus does not support executive compensation plans that exceed the requirement necessary to attract and retain qualified and skilled managers, that adversely affect shareholders, that are excessively generous, that lack clear and challenging performance goals, or that adversely affect employee productivity and morale. ProxyVote Plus will consider the following factors in evaluating proposed compensation plans for shareholder approval:

Whether a proposed stock-based compensation plan generally is available to other managers and employees in the company, or is targeted narrowly to the top executives of the company. Broad-based stock option plans may provide a significantly greater improvement in employee productivity and company performance than those narrowly targeted to top managers.

o The effect of a stock-based plan on the potential dilution of outstanding shares. Proposals with relatively high potential dilution levels (more than 10 percent) impose potentially large future liabilities that erode shareholder value. However, ProxyVote Plus will also consider whether the dilution is due to stock compensation targeted to top executives or is a broad-based plan generally available to all employees.

o Whether a compensation plan permits the replacement or repricing of "underwater" stock options; that is, those stock options whose exercise price is above the market price of the company stock. The repricing of stock options - by lowering the exercise price of the stock - can serve to reward managers for the poor performance of the company' stock, undermining the performance-based nature of stock option awards.

o Whether the stock-based compensation plan provides for stock options that are "premium" priced, linked to a market or industry stock price index or other performance measure. Premium-priced stock options as well as options whose exercise is dependent on exceeding a market index ensure that management compensation is linked clearly to superior stock performance, rather than to stock increases due solely to a broad-based appreciation in the equity markets.

o Whether the compensation plan creates or exacerbates disparities in the workplace that may adversely affect employee productivity and morale. In addition, the voting fiduciary should examine whether the performance goals established in a compensation plan for executives include goals or targets related to employee compensation, benefit levels or other measures of a high-performance workplace.

o Whether a compensation plan permits additional stock option grants or other forms of stock compensation for executives who already hold considerable stock through the exercise of prior stock options or grants, or who have a large number of unexercised stock options or unvested stock grants. While ProxyVote Plus generally supports stock compensation as an appropriate incentive for managers, providing additional stock compensation to these managers may offer diminished incentives and needlessly dilute the company's shares.

o Whether a plan authorizes multiple types of compensation awards, provides for substantial discretion by the compensation committee (or similar entity) to issue a wide range of stock-based awards and/or provides directors with substantial discretion to set and/or amend the performance criteria of a plan. ProxyVote Plus will not support compensation plans that are needlessly complex, inconsistent and complicated, or plans that weaken performance criteria by providing directors with excessive discretionary power.

DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION

A variety of shareholder proposals seek to limit executive compensation, or to link executive compensation to the achievement of specific performance goals. For example, some shareholder proposals seek to tie executive compensation to the company's compliance with environmental laws, workplace health and safety regulations or nondiscrimination laws or to the company's enforcement of labor standards with foreign and domestic suppliers. In addition, some proposals may restrict the exercise of stock options during periods of substantial layoffs or downsizings, or of reductions in employee pay and benefits. ProxyVote Plus will support proposals requesting that a company reflect the expense of its stock options on its income statement for stock options represent a real and significant cost to the company and such cost should be disclosed to shareholders in the income statement rather than buried in a footnote to the annual report.

ProxyVote Plus will support proposals that link executive compensation to the company's achievement of goals that improve the long-term performance of the company. ProxyVote Plus will also support proposals seeking to expand the disclosure of executive compensation when the information is useful to shareholders. ProxyVote Plus generally believes that shareholders benefit from full disclosure of all forms of compensation received by the highest paid managers of the company.

GOLDEN PARACHUTES

ProxyVote Plus will generally oppose management proposals to award golden parachutes and support shareholder proposals to eliminate them. Golden parachutes are severance agreements given to executives in the event of a merger or takeover. In light of the significant compensation already awarded most executives they are rarely justified.

SHAREHOLDER PROPOSALS

A variety of shareholder proposals are sponsored each year concerning fundamental corporate governance topics and social issues, as well as many unique proposals that are presented for vote for the first time. ProxyVote Plus's position on many of these proposals has already been discussed. In general, ProxyVote Plus will evaluate shareholder proposals to determine whether they are in the best economic interests of the participants and beneficiaries ProxyVote Plus represents.

In general, ProxyVote Plus supports proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able intelligently to monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information merit support. ProxyVote Plus will evaluate proposals seeking the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and the potential negative publicity if the company fails to honor the request.

ProxyVote Plus will generally support the following proposals so long as they are determined to protect or advance the long-term economic best interests of plan participants and beneficiaries:

SPECIAL POLICY REVIEW AND SHAREHOLDER ADVISORY COMMITTEES

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, occupational health and safety, and executive compensation.

CORPORATE CONDUCT AND HUMAN RIGHTS

These proposals call for the adoption and/or enforcement of principles or codes relating to a company's investment in countries in which there are patterns of ongoing and systematic violation of human rights, a government is illegitimate or there is a call by human rights advocates, pro-democracy organizations or legitimately elected representatives for economic sanctions.

 ADOPTION OF "MACBRIDE PRINCIPLES"

These resolutions call for the adoption of the MacBride Principles on the grounds that U.S. companies operating abroad should support the equal employment opportunity policies that apply in facilities domestically.

ADOPTION OF "CERES PRINCIPLES"

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees. Many companies have voluntarily adopted these principles.

LEGAL AND REGULATORY COMPLIANCE

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, workplace safety and health and other basic labor protections.

SUPPLIER STANDARDS

These resolutions call for the corporation to take reasonable steps, or institute a review process, to ensure that it does not and will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, convict labor or child labor, or that fail to comply with all applicable laws and standards protecting their employees' wages, benefits, working conditions, freedom of association and other rights.

FAIR LENDING

These resolutions call for financial institutions to affirmatively comply with fair-lending regulations and statutes, institute or report on overall fair-lending policies or goals by the parent and financial subsidiaries of the corporation or disclose lending data to shareholders and the public.

OTHER ISSUES

EQUAL ACCESS TO THE PROXY

ProxyVote Plus's analysis will take into consideration the fact that such proposals give shareholders the same ability as management to state their views on contested proxy issues, including director nominations, thereby enhancing corporate accountability.


FAIR-PRICE PROVISIONS

ProxyVote Plus's analysis of the long-term costs and benefits of a fair-price provision will consider the fact that such provisions guard against the coercive pressures of two-tiered tender offers in which some shareholders, including plan participants in some situations, receive less value for their stock than other shareholders from a bidder who seeks to take a controlling interest in the company. However, ProxyVote Plus will also consider the provision's potential for minimizing the company's debt and the resulting impact on the long-term value of holdings in the event the shareholders do not tender.

GREENMAIL PAYMENTS

ProxyVote Plus will consider the fact that greenmail discriminates against other shareholders and may result in decreased stock price. In the event ProxyVote Plus concludes that the greenmail payment lacks satisfactory long-term business justification (such as stopping an acquisition attempt that would be detrimental to the long-term economic best interests of plan participants and beneficiaries), ProxyVote Plus will oppose the proposal.

                       STATEMENT OF ADDITIONAL INFORMATION

                             WHG LARGECAP VALUE FUND
                             WHG SMID CAP VALUE FUND
                           WHG INCOME OPPORTUNITY FUND
                             WHG SMALLCAP VALUE FUND
                                WHG BALANCED FUND
                              WHG ALLCAP VALUE FUND

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND

                                  MARCH 1, 2007

                               INVESTMENT ADVISER:
                            WESTWOOD MANAGEMENT CORP.

This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the WHG LargeCap Value Fund, the WHG SMidCap Value Fund, the WHG Income Opportunity Fund, the WHG SmallCap Value Fund, the WHG Balanced Fund, and the WHG AllCap Value Fund (each a "Fund" and together, the "Funds"); however, as of the date of this SAI, only shares of the WHG LargeCap Value Fund, WHG SMidCap Value Fund, WHG Income Opportunity Fund, and WHG Balanced Fund are available for purchase. This SAI should be read in conjunction with each Fund's prospectus dated March 1, 2007. Capitalized terms not defined herein are defined in the prospectus. The financial statements for the WHG Funds, with the exception of the WHG SmallCap Value Fund and the WHG AllCap Value Fund, and notes thereto contained in the 2006 Annual Report to Shareholders are herein incorporated by reference into and deemed to be part of this SAI. A copy of the 2006 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may obtain copies of the Funds' prospectuses or Annual Report free of charge by calling the Funds at 1-877-FUND-WHG.

                                TABLE OF CONTENTS

THE TRUST....................................................................S-2
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES..............S-2
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-5
INVESTMENT LIMITATIONS......................................................S-16
THE ADVISER.................................................................S-18
THE PORTFOLIO MANAGERS......................................................S-19
THE ADMINISTRATOR...........................................................S-21
THE DISTRIBUTOR.............................................................S-22
THE TRANSFER AGENT..........................................................S-23
THE CUSTODIAN...............................................................S-23
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................S-23
LEGAL COUNSEL...............................................................S-23
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-23
PURCHASING AND REDEEMING SHARES.............................................S-28
DETERMINATION OF NET ASSET VALUE............................................S-29
TAXES ......................................................................S-29
FUND TRANSACTIONS...........................................................S-32
PORTFOLIO HOLDINGS..........................................................S-34
DESCRIPTION OF SHARES.......................................................S-35
SHAREHOLDER LIABILITY.......................................................S-35
LIMITATION OF TRUSTEES' LIABILITY...........................................S-35
PROXY VOTING................................................................S-36
CODE OF ETHICS..............................................................S-36
5% AND 25% SHAREHOLDERS.....................................................S-36
APPENDIX A - RATINGS.........................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES............................B-1

March 1, 2007

THE TRUST

GENERAL. Each Fund is a series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each Fund is a separate mutual fund, and each share of each Fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are offered in a separate Statement of Additional Information.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if any Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees (the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

Each Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

WHG LARGECAP VALUE FUND. The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is fundamental and may not be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks and other equity securities of large companies that have a market capitalization within the range of the companies comprising the Russell 1000 Value index. This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The equity securities in which the Fund invests will be primarily common stocks, but may also include shares of large-cap stocks of exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), royalty trusts, and master limited partnerships ("MLPs"). The Fund generally invests in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts ("ADRs").

The Fund invests in approximately 40-60 securities with attractive valuations. Companies that produce ample levels of free cash flow and maintain relatively low levels of debt are preferred. In selecting investments for the Fund, the Westwood Management Corp. (the "Adviser") utilizes a value style of investing in which it chooses common stocks that they believe are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target; or a change to a company's fundamentals that negatively impacts the original investment thesis. The Adviser will not necessarily sell a security that has depreciated outside the stated market capitalization range defined above.

WHG SMIDCAP VALUE FUND. The investment objective of the Fund is to seek long term capital appreciation. The investment objective of the Fund is fundamental and may not be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small- and mid-cap companies. The Fund considers small- and mid-cap companies to be those companies with market capitalization between $500 million and $10 billion at the time of purchase. This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The equity securities in which the Fund will invest will be primarily common stocks, but may also include shares of ETFs. The Fund will generally invest in securities of domestic companies, but may also invest in foreign securities and ADRs.

The Fund invests in approximately 40-60 securities, which are well diversified among market sectors. In selecting investments for the Fund, the Adviser utilizes a value style of investing in which they choose common stocks that they believe are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target; a change to a company's fundamentals that make the risk/reward profile unattractive; or a need to improve the overall risk/reward profile of the Fund.

WHG INCOME OPPORTUNITY FUND. The primary investment objective of the Fund is to provide current income. A secondary objective of the Fund is to provide the opportunity for long-term capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund seeks its investment objective by investing primarily in dividend-paying and/or interest bearing securities. The Fund seeks to invest in securities of companies with a strong and improving cash flow sufficient to support a sustainable or rising income stream for investors. In selecting securities for the Fund, the Adviser chooses a diversified group of different types of income-producing asset classes. Equity securities may include dividend-paying common stocks, preferred stocks, and convertible securities. Fixed income securities may include bonds and other debt securities, and money market instruments. Other types of income-producing securities may include interests in royalty trusts and MLPs, and securities of REITs and ETFs.

The Fund will generally invest in securities of domestic companies, but may also invest in foreign securities and ADRs. The Fund's investments are expected to have a bias toward larger capitalization issuers, but the Fund is permitted to invest in companies of any capitalization range. The Fund's fixed income investments will, in the aggregate, be of investment grade (rated in one of the three highest rating categories by a rating agency), but may at times include securities rated below investment grade. In addition, the Fund's fixed income securities may include unrated securities if deemed by the Fund's Adviser to be of comparable quality to investment grade.

The Fund's investment strategy is designed to provide a higher level of current income than offered by traditional fixed income products, such as U.S. government bonds and money market securities. The Adviser's investment process incorporates relative value analysis among capital instruments as well as among asset classes to determine where downside potential can be limited to achieve the goal of generating an attractive level of current income. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target; a change to a company's fundamentals that make the risk/reward profile unattractive; or a need to improve the overall risk/reward profile of the Fund.

WHG SMALLCAP VALUE FUND. The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is fundamental and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes in equity securities of small-cap companies. The Fund considers small-cap companies to be those companies with market capitalizations between $100 million and $2 billion at the time of purchase. This "80% policy" is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The equity securities in which the Fund will invest will be primarily common stocks, but may also include shares of exchange-traded funds of ETFs, REITs, royalty trusts, and MLPs. The Fund will generally invest in securities of domestic companies, but may also invest in foreign securities and ADRs.

The Fund invests in approximately 50-70 securities, which are well diversified among market sectors. In selecting investments for the Fund, the Adviser utilizes a value style of investing in which it chooses common stocks that it believes are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has the following disciplines in place that serve as sell signals: a security reaching a predetermined price target, or a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the stated market capitalization range defined above.

WHG BALANCED FUND. The investment objective of the Fund is to seek to provide capital appreciation and current income by investing in a portfolio of stocks and fixed income securities. This goal is fundamental and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests in a combination of equity and debt securities. The Fund uses a bottom-up approach in seeking to provide equity-like returns but with lower volatility than a fully invested equity portfolio. Westwood Management Corp. will typically invest approximately 60% of the Fund's assets in equity securities and approximately 40% of the Fund's assets in debt securities, and any balance of the Fund's assets in cash or cash equivalents. The actual mix of assets will vary depending on the Adviser's analysis of market and economic conditions.

The Fund typically invests in stocks that have market capitalizations of $1 billion or more and have been operating for at least three years. The Adviser chooses stocks of seasoned companies with proven performance records and above-average earnings growth potential. The equity securities in which the Fund will invest will be primarily common stocks, but may also include shares of ETFs, royalty trusts, MLPs and securities of REITs. The Fund will generally invest in debt and equity securities of domestic companies, but may also invest in foreign securities and ADRs.

The debt securities held by the Fund are, in the aggregate, investment grade securities of corporate and government issuers and commercial paper and mortgage- and asset-backed securities. Investment grade debt securities are securities rated in one of the four highest ratings categories by a nationally recognized rating agency. The government issuers in which the Fund invests primarily include U.S Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government, and repurchase agreements involving these securities. There are no restrictions on the maximum or minimum maturity of any individual security that the Fund may invest in. In addition, the Fund's debt securities may include unrated securities if deemed by the Fund's Adviser to be of comparable quality to investment grade.

The Fund invests in approximately 40-60 equity securities and approximately 40-60 debt securities, which are well diversified among market sectors. In selecting investments for the Fund, the Adviser utilizes a value style of investing in which it chooses common stocks that it believes are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has the following disciplines in place that serve as sell signals: a security reaching a predetermined price target; a change to a company's fundamentals that make the risk/reward profile unattractive; or a need to improve the overall risk/reward profile of the Fund.

WHG ALLCAP VALUE FUND. The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is fundamental and may not be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

Under normal circumstances, the Fund invests in equity securities of companies in all market capitalization ranges. The equity securities in which the Fund will invest will be primarily common stocks, but may also include shares of ETFs, royalty trusts, MLPs and securities of REITs. The Fund will generally invest in securities of domestic companies, but may also invest in foreign securities and ADRs.

The Fund invests in approximately 60-80 securities, which are well diversified among market sectors. In selecting investments for the Fund, the Adviser utilizes a value style of investing in which it chooses common stocks that they believe are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment include an improving return on equity, a declining debt/equity ratio and, in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. The Adviser has the following disciplines in place that serve as sell signals: a security reaching a predetermined price target; a change to a company's fundamentals that make the risk/reward profile unattractive; or a need to improve the overall risk/reward profile of the Fund.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information About Investment Objectives and Policies" section and the associated risk factors. The Funds will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and permitted by the Fund's stated investment policies.

AMERICAN DEPOSITARY RECEIPTS. ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository" and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depository receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depository receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequency is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

EQUITY SECURITIES. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Funds purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

         o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

         o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

         o ROYALTY TRUSTS. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

         o EXCHANGE-TRADED FUNDS. ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs(R), streetTRACKS, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM ("QQQsSM"), and iShares(R). A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also "Investment Company Shares" below.

         o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

         o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

                  Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

         o MICRO, SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

MASTER LIMITED PARTNERSHIPS. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

FIXED INCOME SECURITIES. Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

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FOREIGN SECURITIES. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

INVESTMENT COMPANY SHARES. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds' expenses. Under applicable regulations, unless an exception is available, the Funds are prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Funds own more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Funds' total assets; or
(3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Funds.

For hedging or other purposes, each Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Pursuant to an order issued by the U.S. Securities and Exchange Commission (the "SEC") to iShares(R) Funds and procedures approved by the Board, each Fund may invest in iShares Funds in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares Funds makes any representations regarding the advisability of investing in the iShares Funds.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see "Appendix A - Ratings" to this SAI.

REAL ESTATE INVESTMENT TRUSTS. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Funds may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

         o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

         o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

         o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

         o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

         o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

         o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

         o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with financial institutions. The Funds follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement).

Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of exchange-traded funds, closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which the Funds can invest in securities of other investment companies. The Funds are prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) a Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of a Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Fund, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretations thereunder.

SECURITIES LENDING. The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to their investment adviser, sub-adviser or their affiliates unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Funds will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Funds will reduce the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Funds may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Funds, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Funds' exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund may trade put and call options on securities, securities indices and currencies, as the investment adviser determines is appropriate in seeking the Fund's investment objectives, and except as restricted by the Fund's investment limitations. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Funds' investments. In determining the liquidity of the Funds' investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act") or an exemption from registration. As consistent with each Fund's investment objectives, the Funds may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SHORT SALES. As consistent with each Fund's investment objectives, the Funds may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Funds with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds that cannot be changed without the consent of the holders of a majority of the Funds' outstanding shares. In addition, each Fund's investment objective is a fundamental policy, except for that of the WHG Income Opportunity Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.       Borrow money or issue senior securities (as defined under the 1940
         Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

The following investment limitations of the Funds are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. In addition, the investment objective of the WHG Income Opportunity is a non-fundamental policy that may be changed by the Trust's Board of Trustees without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

The Funds may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of a Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where a Fund has borrowed money, from any source, for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of a Fund's net assets.

7. Under normal circumstances, the WHG SmallCap Value Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap companies.

8. Under normal circumstances, the WHG SMidCap Value Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-cap companies.

9. Under normal circumstances, the WHG LargeCap Value Fund shall invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of large-cap companies.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

CONCENTRATION. The SEC staff has defined concentration as investing 25% or more of an investmentcompany's total assets in an industry or group of industries.

BORROWING. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Funds' current investment policy on lending is as follows: a Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Funds will not purchase or sell real estate, except that the Funds may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs).

COMMODITIES. The Funds will not purchase or sell physical commodities or commodities contracts, except that the Funds may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

THE ADVISER

GENERAL. Westwood Management Corp., a New York corporation formed in 1983, is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2006, the Adviser had approximately $5.35 billion in assets under management.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Funds and continuously reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Trustees of the Trust. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Funds, on not less than 30-days' nor more than 60-days' written notice to the Adviser, or by the Adviser on 90-days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the WHG LargeCap Value Fund, the WHG SMid Cap Value Fund, the WHG Income Opportunity Fund, the WHG Balanced Fund and the WHG AllCap Value Fund, and 0.85% of the average daily net assets of the WHG SmallCap Value Fund.

For the fiscal year ended October 31, 2006, the Funds paid the following in management fees to the Adviser:

-------------------------------------------- ---------------------------- ---------------------------- -----------------------------
                   FUND                               FEES PAID                   FEES WAIVED                FEES REIMBURSED
-------------------------------------------- ---------------------------- ---------------------------- -----------------------------
WHG LargeCap Value Fund*                              ($33,930)                     $15,680                      $33,930
-------------------------------------------- ---------------------------- ---------------------------- -----------------------------
WHG SMidCap Value Fund***                             ($73,296)                     $45,962                      $73,296
-------------------------------------------- ---------------------------- ---------------------------- -----------------------------
WHG Income Opportunity Fund***                         $7,027                      $310,860                         $0
-------------------------------------------- ---------------------------- ---------------------------- -----------------------------
WHG SmallCap Value Fund****                              N/A                          N/A                          N/A
-------------------------------------------- ---------------------------- ---------------------------- -----------------------------
WHG Balanced Fund**                                   ($27,035)                     $3,514                       $27,035
-------------------------------------------- ---------------------------- ---------------------------- -----------------------------
WHG AllCap Value Fund****                                N/A                          N/A                          N/A
-------------------------------------------- ---------------------------- ---------------------------- -----------------------------

*        For the fiscal period from June 28, 2006 to October 31, 2006.
**       For the fiscal period from September 8, 2006 to October 31, 2006.
***      For the fiscal period from December 19, 2005 to October 31, 2006.
****     Indicates that the Fund has not yet commenced operations.

THE PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

COMPENSATION. The Adviser compensates the Funds' portfolio managers for their management of the Funds. Each of the Funds' portfolio managers' compensation consists of a fixed cash salary and employer 401(k) matching contributions. The portfolio managers are also paid a discretionary cash bonus and a restricted stock award which takes into account performance of the products they manage, including the Funds and other accounts, and profitability of the firm.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Funds are required to show the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

------------------------------------------------------------ ----------------------------------------------------------------------
                                NAME                                                   DOLLAR RANGE OF FUND SHARES*
------------------------------------------------------------ ----------------------------------------------------------------------
Susan M. Byrne                                                                                Over $100,000
------------------------------------------------------------ ----------------------------------------------------------------------
Mark R. Freeman                                                                              $50,000-$100,000
------------------------------------------------------------ ----------------------------------------------------------------------
Kellie R. Stark                                                                               Over $100,000
------------------------------------------------------------ ----------------------------------------------------------------------
Christopher J. MacDonald                                                                        $1-$10,000
------------------------------------------------------------ ----------------------------------------------------------------------
Scott D. Lawson                                                                             $10,001 - $50,000
------------------------------------------------------------ ----------------------------------------------------------------------
David S. Spika                                                                              $10,001 - $50,000
------------------------------------------------------------ ----------------------------------------------------------------------
Jay K. Singhania                                                                            $$10,001 - $50,000
------------------------------------------------------------ ----------------------------------------------------------------------
Todd L. Williams                                                                            $10,001 - $50,000
------------------------------------------------------------ ----------------------------------------------------------------------
Lisa Dong                                                                                    $50,000-$100,000
------------------------------------------------------------ ----------------------------------------------------------------------
Ragen R. Stienke                                                                                $1-$10,000
------------------------------------------------------------ ----------------------------------------------------------------------
Corey Henegar                                                                               $10,001 - $50,000
------------------------------------------------------------ ----------------------------------------------------------------------
Philip G. Robert                                                                            $10,001 - $50,000
------------------------------------------------------------ ----------------------------------------------------------------------
John Vandermosten                                                                                  None
------------------------------------------------------------ ----------------------------------------------------------------------

*        Valuation date is October 31, 2006.

OTHER ACCOUNTS. In addition to the Funds, certain portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of October 31, 2006.

The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds. The investment process is the same for similar accounts, including the Funds, and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser's investment strategies. Each of the Adviser's investment strategies is managed by a portfolio team. Weekly research meetings provide a forum where the Adviser's investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the portfolio team.

--------------------- ------------------------------------ ------------------------------------ -----------------------------------
        NAME                      REGISTERED                          OTHER POOLED                          OTHER ACCOUNTS
                             INVESTMENT COMPANIES                  INVESTMENT VEHICLES
--------------------- ------------------------------------ ------------------------------------ -----------------------------------
                         NUMBER OF       TOTAL ASSETS         NUMBER OF        TOTAL ASSETS        NUMBER OF          TOTAL ASSETS
                          ACCOUNTS       ($ MILLIONS)          ACCOUNTS        ($ MILLIONS)         ACCOUNTS          ($ MILLIONS)
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- ------------------
Susan M. Byrne               11             $939.66*             10              $993.41*             61               $2,871.04*
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- ------------------
Mark R. Freeman               9             $907.94*              6              $838.84*             51               $2,250.14*
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- ------------------
Kellie R. Stark               9             $856.02               6              $ 890.2*             57               $2,784.20*
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- ------------------
David S. Spika                2             $ 31.72               2              $136.31*             11               $  595.63*
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- ------------------
Christopher J.
MacDonald                     9             $908.88               8              $801.97*             51               $2,189.34*
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- ------------------
Scott Lawson                  9             $908.88               6              $783.71*             53               $2,189.52*
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- ------------------
Jay K. Singhania              2             $ 31.72               4              $154.57*              9               $  595.06*
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- ------------------
Corey Henegar                 4             $115.36               4              $221.26*              8               $  655.46*
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- ------------------
Todd L. Williams              4             $168.22*              4              $114.77*              6               $   61.28*
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- ------------------
Lisa Dong                     4             $168.22*              4              $114.77*              2               $   60.95*
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- ------------------
Philip G. Robert              9             $908.88*              8              $801.97*             49               $2,189.12*
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- ------------------
Ragen R. Stienke              2             $ 31.72*              4              $154.57*              6               $  160.57*
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- ------------------
John D. Vandermosten          2             $ 84.58*              4              $ 48.08*              1               $    0.03*
--------------------- ----------------- ------------------ ---------------- ------------------- ---------------- ------------------

* Represents the portion of assets for which the portfolio team has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers and therefore may be duplicated.

CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. The Adviser's trade allocation policy is to aggregate client transactions, including the Funds', where possible when it is believed that such aggregation may facilitate the Adviser's duty of best execution. Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro rata based on each client's participation in the transaction. The Adviser generally allocates securities among client accounts according to each account's pre-determined participation in the transaction. The Adviser's policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s). The Adviser prohibits late trading, frequent trading and/or market timing in the funds and monitors trades daily to ensure this policy is not violated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:

          ---------------------------------------------------- -----------------------------------------------
                   FEE (AS A PERCENTAGE OF AGGREGATE
                        AVERAGE ANNUAL ASSETS)                        FUND'S AVERAGE DAILY NET ASSETS
          ---------------------------------------------------- -----------------------------------------------
                                 0.12%                                       First $100 million
          ---------------------------------------------------- -----------------------------------------------
                                 0.08%                                      $100 - $300 million
          ---------------------------------------------------- -----------------------------------------------
                                 0.06%                                      $300 - $850 million
          ---------------------------------------------------- -----------------------------------------------
                                 0.04%                                       Over $850 million
          ---------------------------------------------------- -----------------------------------------------

The foregoing fee is subject to a minimum annual fee of $100,000 for the Westwood Management Corp. fund complex, and is applicable to each portfolio within the fund complex.

         o The Administrator will waive $25,000 for the first year of operations for each portfolio launched during the first twenty four (24) months of the Administration Agreement.

         o For each additional class of shares of a fund established after the initial (1) class of shares per fund, the minimum annual fee will be increased by $15,000.

The fees outlined above will remain in place for a period of three (3) years.

For the fiscal period ended October 31, 2006 the Funds paid the following administration fees:

-------------------------------------------- -------------------------------------------- -----------------------------------------
                   FUND                                       FEES PAID                                  FEES WAIVED
-------------------------------------------- -------------------------------------------- -----------------------------------------
WHG LargeCap Value Fund*                                       $6,516                                         $0
-------------------------------------------- -------------------------------------------- -----------------------------------------
WHG SMidCap Value Fund***                                      $17,204                                        $0
-------------------------------------------- -------------------------------------------- -----------------------------------------
WHG Income Opportunity Fund***                                $121,221                                        $0
-------------------------------------------- -------------------------------------------- -----------------------------------------
WHG SmallCap Value Fund****                                      n/a                                         n/a
-------------------------------------------- -------------------------------------------- -----------------------------------------
WHG Balanced Fund**                                            $1,496                                         $0
-------------------------------------------- -------------------------------------------- -----------------------------------------
WHG AllCap Value Fund****                                        n/a                                         n/a
-------------------------------------------- -------------------------------------------- -----------------------------------------

*        For the fiscal period from June 28, 2006 to October 31, 2006.
**       For the fiscal period from September 8, 2006 to October 31, 2006.
***      For the fiscal period from December 19, 2005 to October 31, 2006.
****     Indicates that the Fund has not yet commenced operations.

THE DISTRIBUTOR

GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly -owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust (the "Transfer Agent").

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302, serves as the Funds' Custodian. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference for WHG LargeCap Value Fund, the WHG SMid Cap Value Fund, and the WHG Income Opportunity Fund, have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on their report authority as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing the Funds and each of the Trust's additional 35 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

----------------------------- ------------------ ------------------------------ ----------------------------------------------------
                                   POSITION
                                  WITH TRUST
         NAME AND                 AND LENGTH         PRINCIPAL OCCUPATIONS
       DATE OF BIRTH               OF TERM              IN PAST 5 YEARS                      OTHER DIRECTORSHIPS HELD
----------------------------- ------------------ ------------------------------ ----------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert Nesher                 Chairman of the    SEI employee 1974 to           Trustee of The Advisors' Inner Circle Fund II,
(DOB 08/17/46)                Board of           present; currently performs    Bishop Street Funds, SEI Global Master Fund, plc,
                              Trustees*          various services on behalf     SEI Global Assets Fund, plc, SEI Global
                              (since 1991)       of SEI Investments for which   Investments Fund, plc, SEI Investments Global,
                                                 Mr. Nesher is compensated.     Limited, SEI Opportunity Master Fund, L.P., SEI
                                                 Executive Vice President of    Opportunity Fund, L.P., SEI Asset Allocation
                                                 SEI Investments, 1986 to       Trust, SEI Index Fund, SEI Daily Income Trust, SEI
                                                 1994.  Director and            Institutional International Trust, SEI
                                                 Executive Vice President of    Institutional Investments Trust, SEI Institutional
                                                 the Administrator and the      Managed Trust, SEI Liquid Asset Trust and SEI Tax
                                                 Distributor, 1981 to 1994.     Exempt Trust.
----------------------------- ------------------ ------------------------------ ----------------------------------------------------
William M. Doran              Trustee*           Self-Employed Consultant       Trustee of The Advisors' Inner Circle Fund II,
(DOB 05/26/40)                (since 1992)       since 2003.  Partner,          Bishop Street Funds, SEI Asset Allocation Trust,
                                                 Morgan, Lewis & Bockius LLP    SEI Daily Income Trust, SEI Index Fund, SEI
                                                 (law firm) from 1976 to        Institutional International Trust, SEI
                                                 2003, counsel to the Trust,    Institutional Investments Trust, SEI Institutional
                                                 SEI Investments, the           Managed Trust, SEI Liquid Asset Trust and SEI Tax
                                                 Administrator and the          Exempt Trust., SEI Investments - Global Fund
                                                 Distributor. Director of the   Services Limited, SEI Investments Global, Limited,
                                                 Distributor since 2003.        SEI Investments (Europe), Limited, SEI Investments
                                                 Director of SEI Investments    (Asia) Limited, and SEI Asset Korea Co., Ltd.
                                                 since 1974; Secretary of SEI
                                                 Investments since 1978.
----------------------------- ------------------ ------------------------------ ----------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Carlbom            Trustee            Self-Employed Business         Trustee of The Advisors' Inner Circle Fund II,
(DOB 08/20/34)                (since 2005)       Consultant, Business           Bishop Street Funds; Board Member, Oregon Transfer
                                                 Projects Inc. since 1997.      Co., and O.T. Logistics, Inc.
                                                 Director, Crown Pacific
                                                 Inc., CEO and President,
                                                 United Grocers Inc. from
                                                 1997 to 2000.
----------------------------- ------------------ ------------------------------ ----------------------------------------------------
Mitchell A. Johnson           Trustee            Retired.                       Trustee of The Advisors' Inner Circle Fund II,
(DOB 03/01/42)                (since 2005)                                      Bishop Street Funds; Director, Federal
                                                                                Agricultural Mortgage Corporation; Trustee of
                                                                                Diversified Investors Portfolio, The
                                                                                Diversified Investors Fund Group, The
                                                                                Diversified Investors Fund Group II, and the
                                                                                Diversified Investors Strategies Variable Funds.
----------------------------- ------------------ ------------------------------ ----------------------------------------------------
Betty L. Krikorian            Trustee            Self-Employed Legal and        Trustee of The Advisors' Inner Circle Fund II and
(DOB 01/23/43)                (since 2005)       Financial Services             Bishop Street Funds.
                                                 Consultant since 2003. State
                                                 Street Bank In-house counsel,
                                                 1995 to 2003.
----------------------------- ------------------ ------------------------------ ----------------------------------------------------


                                      S-24

----------------------------- ------------------ ------------------------------ ----------------------------------------------------
Eugene B. Peters              Trustee            Private investor from 1987     Trustee of The Advisors' Inner Circle Fund II and
(DOB 06/03/29)                (since 1993)       to present.  Vice president    Bishop Street Funds.
                                                 and Chief Financial Officer,
                                                 Western Company of North
                                                 America (petroleum service
                                                 company), 1980 to 1986.
                                                 President of Gene Peters and
                                                 Associates (import company),
                                                 1978 to 1980.  President and
                                                 Chief Executive Officer of
                                                 Jos. Schlitz Brewing Company
                                                 before 1978.
----------------------------- ------------------ ------------------------------ ----------------------------------------------------
James M. Storey               Trustee            Attorney, Solo Practitioner    Trustee of The Advisors' Inner Circle Fund II,
(DOB 04/12/31)                (since 1994)       since 1994. Partner, Dechert   Bishop Street Funds, Massachusetts Health and
                                                 Price & Rhoads (law firm),     Education Tax-Exempt Trust, SEI Asset Allocation
                                                 September 1987 to December     Trust, SEI Daily Income Trust, SEI Index Fund, SEI
                                                 1993.                          Institutional International Trust, SEI
                                                                                Institutional Investments Trust, SEI Institutional
                                                                                Managed Trust, SEI Liquid Asset Trust and SEI Tax
                                                                                Exempt Trust, and U.S. Charitable Gift Trust.
----------------------------- ------------------ ------------------------------ ----------------------------------------------------
George J. Sullivan, Jr.       Trustee            Chief Executive Officer,       Trustee of The Advisors' Inner Circle Fund II,
(DOB 11/13/42)                (since 1999)       Newfound Consultants Inc.      Bishop Street Funds, SEI Asset Allocation Trust,
                                                 since April 1997.  General     SEI Opportunity Fund, SEI Daily Income Trust, SEI
                                                 Partner, Teton Partners,       Index Fund, SEI Institutional International Trust,
                                                 L.P., June 1991 to December    SEI Institutional Investments Trust, SEI
                                                 1996; Chief Financial          Institutional Managed Trust, SEI Liquid Asset
                                                 Officer, Nobel Partners,       Trust, SEI Opportunity Master Fund, SEI Tax Exempt
                                                 L.P., March 1991 to December   Trust, and State Street Navigator Securities
                                                 1996; Treasurer and Clerk,     Lending Trust.
                                                 Peak Asset Management, Inc.,
                                                 since 1991.
----------------------------- ------------------ ------------------------------ ----------------------------------------------------

* Denotes Trustees who may be deemed to be "interested" persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

         o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firm's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met seven times in the most recently completed Trust fiscal year.

         o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 44 times in the most recently completed Trust fiscal year.

         o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Messrs. Carlbom, Johnson, Peters, Storey, Sullivan and Ms. Krikorian currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------ ----------------------------------------------------------- ----------------------------------------------------
                                  DOLLAR RANGE OF FUND SHARES                            AGGREGATE DOLLAR RANGE OF SHARES
      NAME                                  (FUND)*                                                (ALL FUNDS)*
------------------ ----------------------------------------------------------- ----------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
      Nesher                                  None                                                     None
------------------ ----------------------------------------------------------- ----------------------------------------------------
      Doran                                   None                                                     None
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------ ----------------------------------------------------------- ----------------------------------------------------
     Carlbom                                  None                                                     None
------------------ ----------------------------------------------------------- ----------------------------------------------------
     Johnson                                  None                                                     None
------------------ ----------------------------------------------------------- ----------------------------------------------------
    Krikorian                                 None                                                     None
------------------ ----------------------------------------------------------- ----------------------------------------------------
     Peters                                   None                                                     None
------------------ ----------------------------------------------------------- ----------------------------------------------------
     Storey                                   None                                                     None
------------------ ----------------------------------------------------------- ----------------------------------------------------
    Sullivan                                  None                                                     None
------------------ ----------------------------------------------------------- ----------------------------------------------------

*        Valuation date is December 31, 2006.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

--------------------------- ------------------------- ------------------------- ------------------------ --------------------------
                                                       PENSION OR RETIREMENT       ESTIMATED ANNUAL        TOTAL COMPENSATION FROM
                             AGGREGATE COMPENSATION     BENEFITS ACCRUED AS          BENEFITS UPON         TRUST AND FUND COMPLEX
     NAME OF TRUSTEE             FROM THE TRUST        PART OF FUND EXPENSES          RETIREMENT              PAID TO TRUSTEES*
--------------------------- ------------------------- ------------------------- ------------------------ --------------------------
         Carlbom                    $44,914                     n/a                       n/a                      $44,914
--------------------------- ------------------------- ------------------------- ------------------------ --------------------------
          Doran                        $0                       n/a                       n/a                         $0
--------------------------- ------------------------- ------------------------- ------------------------ --------------------------
         Johnson                    $44,914                     n/a                       n/a                      $44,914
--------------------------- ------------------------- ------------------------- ------------------------ --------------------------
        Krikorian                   $44,914                     n/a                       n/a                      $44,914
--------------------------- ------------------------- ------------------------- ------------------------ --------------------------
          Nesher                       $0                       n/a                       n/a                         $0
--------------------------- ------------------------- ------------------------- ------------------------ --------------------------
          Peters                    $44,914                     n/a                       n/a                      $44,914
--------------------------- ------------------------- ------------------------- ------------------------ --------------------------
          Storey                    $44,914                     n/a                       n/a                      $44,914
--------------------------- ------------------------- ------------------------- ------------------------ --------------------------

* The Advisors' Inner Circle Fund is the only trust in the Fund Complex.

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The chief compliance officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

----------------------------- ----------------------------- ------------------------------------------------- ---------------------
          NAME AND              POSITION WITH TRUST AND          PRINCIPAL OCCUPATIONS IN PAST 5 YEARS         OTHER DIRECTORSHIPS
       DATE OF BIRTH                 LENGTH OF TERM                                                                   HELD
----------------------------- ----------------------------- ------------------------------------------------- ---------------------
James F. Volk                          President            Chief Accounting Officer and Chief Compliance     None.
(DOB 08/28/62)                        (since 2003)          Officer at SEI Investment Manager Services
                                                            since 2004.  Senior Operations Officer at SEI
                                                            Investments, Fund Accounting and Administration
                                                            from 1996 to 2004.
----------------------------- ----------------------------- ------------------------------------------------- ---------------------
Michael Lawson                    Controller and Chief      Director of SEI Funds Accounting since July       None.
(DOB 10/8/60)                      Financial Officer        2005, Manager, Funds Accounting, SEI
                                     (since 2005)           Investments AVP from  April 1995 through July
                                                            2005, excluding February 1998 through October
                                                            1998, Assistant Product Manager, Pilgrim Baxter
                                                            & Associates February 1998 through October 1998.
----------------------------- ----------------------------- ------------------------------------------------- ---------------------
Russell Emery                   Chief Compliance Officer    Director of Investment Product Management and     None.
(DOB 12/18/62)                        (since 2006)          Development, SEI Investments, since February
                                                            2003; Senior Investment Analyst - Equity Team,
                                                            SEI Investments, from March 2000 to February
                                                            2003.
----------------------------- ----------------------------- ------------------------------------------------- ---------------------

                                      S-27

----------------------------- ----------------------------- ------------------------------------------------- ---------------------
Timothy D. Barto                   Vice President and       General Counsel and Secretary of SIMC and the     None.
(DOB 03/28/68)                     Assistant Secretary      Administrator since 2004.  Vice President of
                                      (since 1999)          SIMC and the Administrator since 1999.  Vice
                                                            President and Assistant Secretary of SEI
                                                            Investments since 2001.  Assistant Secretary of
                                                            SIMC, the Administrator and the Distributor and
                                                            Vice President of the Distributor from 1999 to
                                                            2003.
----------------------------- ----------------------------- ------------------------------------------------- ---------------------
James Ndiaye                         Vice President         Vice President and Assistant Secretary of SIMC    None.
(DOB 09/11/68)                       and Secretary          since 2005.  Vice President at Deutsche Asset
                                      (since 2004)          Management from 2003 to 2004.  Associate at
                                                            Morgan, Lewis & Bockius LLP from 2000 to 2003.
                                                            Assistant Vice President at ING Variable
                                                            Annuities Group from 1999 to 2000.
----------------------------- ----------------------------- ------------------------------------------------- ---------------------
Sofia A. Rosala                      Vice President         Vice President and Assistant Secretary of SIMC    None.
(DOB 02/01/74)                  and Assistant Secretary     and the Administrator since 2005.  Compliance
                                      (since 2006)          Officer at SEI Investments from 2001 to 2004.
                                                            Account and Product Consultant at SEI Private
                                                            Trust Company from 1998 to 2001.
----------------------------- ----------------------------- ------------------------------------------------- ---------------------
Nicole Welch                          AML Officer           Compliance Analyst, TD Waterhouse, 2004.          None.
(DOB 09/13/77)                        (since 2005)          Senior Compliance Analyst, UBS Financial
                                                            Services, 2002-2004. Knowledge Management
                                                            Analyst, PricewaterhouseCoopers Consulting,
                                                            2000 to 2002.
----------------------------- ----------------------------- ------------------------------------------------- ---------------------

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from the Funds up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Funds' securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time, if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds' pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board . The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS. The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY. The Funds each intend to qualify and elect to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, the Funds expect to eliminate or reduce to a nominal amount the federal taxes to which they may be subject. The Board reserves the right not to maintain the qualification of the Funds as a RIC if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Funds must distribute at least 90% of their net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or certain other income derived with respect to its business of investing in such stocks, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of the Funds' taxable year, at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of each Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Funds' taxable year, not more than 25% of the value of each Fund's assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Funds control and that are engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnerships. Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the 70% dividend-received deduction for corporate shareholders and for the lower capital gains rates on qualified dividend income for individual shareholders to the extent they would qualify if the Fund was a regular corporation.

DISTRIBUTIONS TO SHAREHOLDERS. The Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio of securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions of dividends will be taxed as ordinary income except that distributions of qualified dividend income will be taxed at the lower capital gains rates available for individual shareholders.

The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Funds.

In certain cases, the Funds will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, back up withholding on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Funds that such shareholder is not subject to backup withholding, or (4) has failed to certify that he or she is a U.S. citizen or U.S. resident alien.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividend-received deduction to the extent such distributions are so designated and do not exceed the gross amount of qualifying dividends received by the Funds for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Certain distributions from the Funds may qualify as qualified dividend income. Qualified dividend income distributed to an individual is taxable at the lower, long-term capital gains rates. A distribution from the Funds generally qualifies as qualified dividend income to the extent it is designated as such by the Funds and was distributed from dividends received by the Funds from taxable domestic corporations and certain qualified foreign corporations, subject to limitations including holding period limitations, imposed on the Funds and their shareholders. Absent further legislation, the lower, long-term capital gain rates on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Funds invest will not be considered qualifying income as of September 30, 2006. As a result, the Funds will therefore restrict their income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income.

SALES, EXCHANGES, OR REDEMPTIONS. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

FEDERAL EXCISE TAX. If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which a Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Funds intend to make sufficient distributions to avoid imposition of this tax, or to retain, at most their net capital gains and pay tax thereon.

STATE TAXES. The Funds are not liable for any income or franchise tax in Massachusetts if they qualify as a RIC for federal income tax purposes. Distributions by the Funds to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Funds.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Funds to participate in higher volume transactions will generally be beneficial to the Funds.

For the fiscal period ended October 31, 2006, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

------------------------------------------------- ---------------------------------------- ----------------------------------------
                                                       TOTAL DOLLAR AMOUNT OF BROKERAGE             TOTAL DOLLAR AMOUNT OF
                     FUND                                 COMMISSIONS FOR RESEARCH             TRANSACTIONS INVOLVING BROKERAGE
                                                                 SERVICES                      COMMISSIONS FORRESEARCH SERVICES
------------------------------------------------- ---------------------------------------- ----------------------------------------
WHG LargeCap Value Fund*                                         $175,523                                    $280
------------------------------------------------- ---------------------------------------- ----------------------------------------
WHG SMidCap Value Fund***                                         $4,389                                  $2,772,542
------------------------------------------------- ---------------------------------------- ----------------------------------------
WHG Income Opportunity Fund***                                    $55,645                                 $28,824,857
------------------------------------------------- ---------------------------------------- ----------------------------------------
WHG SmallCap Value Fund****                                         N/A                                       N/A
------------------------------------------------- ---------------------------------------- ----------------------------------------
WHG Balanced Fund**                                                 $50                                    $ 49,783
------------------------------------------------- ---------------------------------------- ----------------------------------------
WHG AllCap Value Fund****                                           N/A                                       N/A
------------------------------------------------- ---------------------------------------- ----------------------------------------

*        For the fiscal period from June 28, 2006 to October 31, 2006.
**       For the fiscal period from September 8, 2006 to October 31, 2006.
***      For the fiscal period from December 19, 2005 to October 31, 2006.
****     Indicates that the Fundhas not yet commenced operations.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The National Association of Securities Dealers ("NASD") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year ended October 31, 2006, the Funds paid no commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Since the inception of each of the Funds, they have not paid any brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal period. As of October 31, 2006, the WHG Large Cap Value Fund holds equity securities of J.P. Morgan Chase Bank valued at $218,000, equity securities of Morgan Stanley Dean Witter valued at $222,000, equity securities of Citigroup, Inc. valued at $221,000, equity securities of Lehman Brothers Inc. valued at $109,000, equity securities of Banc of America Finance Services, Inc. valued at $221,000, and equity securities of Bear, Stearns & Co. valued at $106,000. The WHG Income Opportunity Fund holds equity securities of Lehman Brothers valued at $2,680,000, equity securities of Bank One valued at $1,770,000, and equity securities of Banc of America Investment Services valued at $1,815,000. The WHG Balanced Fund holds equity securities of J.P. Morgan Chase Bank valued at $71,000, equity securities of Banc of America Financial Services, Inc. valued at $70,000, equity securities of Bear, Stearns & Co. valued at $30,000, equity securities of Citigroup, Inc. valued at $70,000, equity securities of Lehman Brothers Inc. valued at $31,000, and equity securities of Morgan Stanley Dean Witter valued at $61,000. The WHG SMidCap Value Fund, WHG SmallCap Value Fund and WHG AllCap Value Fund have not held any securities of regular brokers and dealers during the most recent fiscal period.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

-------------------------------------------------- --------------------------------------------------------------------------------
                                                                                PORTFOLIO TURNOVER RATES
                    FUND                           --------------------------------------------------------------------------------
                                                                  2005                                      2006
-------------------------------------------------- ------------------------------------ -------------------------------------------
WHG LargeCap Value Fund                                           n/a*                                      13%
-------------------------------------------------- ------------------------------------ -------------------------------------------
WHG SMidCap Value Fund                                            n/a*                                      42%
-------------------------------------------------- ------------------------------------ -------------------------------------------
WHG Income Opportunity Fund                                       n/a*                                      45%
-------------------------------------------------- ------------------------------------ -------------------------------------------
WHG SmallCap Value Fund                                           n/a*                                      n/a*
-------------------------------------------------- ------------------------------------ -------------------------------------------
WHG Balanced Fund                                                 n/a*                                      2%**
-------------------------------------------------- ------------------------------------ -------------------------------------------
WHG AllCap Value Fund                                             n/a*                                      n/a*
-------------------------------------------------- ------------------------------------ -------------------------------------------

*        The Fund had not commenced operations as of the period indicated.
**       Fiscal period of the Fund is from September 8, 2006 to October 31,
         2006.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds' Adviser, principal underwriter or any affiliated person of the Funds, their Adviser, or their principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each October 31, January 31, April 30 and July 31). The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV.

The Funds provide information about their complete portfolio holdings, updated on a quarterly basis, on the internet at http://www.whgfunds.com. This information is provided with a lag of at least 30 days and is publicly available to all shareholders. On a monthly basis, the Fund will post its top ten portfolio holdings on the internet at HTTP://WWW.WHGFUNDS.COM. The information on the Fund's website is provided on the next Business Day after the month end and is publicly available to all categories of persons.

The Funds' policies and procedures provide that the Authorized Persons, may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information. The Funds will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

In addition, the Funds' service providers, such as the custodian, Administrator and transfer agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Funds' service providers that would prohibit them from disclosing or trading on the Funds' non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds' shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Funds' proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on Form N-PX: (i) without charge, upon request, by calling 1-877-FUND-WHG and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. Access persons are prohibited from engaging in personal securities transactions in securities that are held by the Funds. In addition, all access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 1, 2007, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of any class of the shares of a Fund.

WHG LARGECAP VALUE FUND

SHAREHOLDER                                   NUMBER OF SHARES           PERCENT
-----------                                   ----------------           -------
TCTCO C/O Westwood Trust                      857,101.2010               86.14 %
200 Crescent Court, Ste 1200
Dallas, TX  75201-1807

Charles Schwab & Co Inc                       110,245.3500               11.08 %
Special Custody Acct for the Benefit of Cut
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

WHG SMID CAP VALUE FUND

SHAREHOLDER                                   NUMBER OF SHARES           PERCENT
-----------                                   ----------------           -------
TCTCO C/O Westwood Trust                        722,391.7670             38.38 %
200 Crescent Court, Ste 1200
Dallas, TX  75201-1807


Trustees of the Supreme Council                 664,620.0010             35.31 %
Benevolent Foundation 501C3
P.O. Box 519
Lexington, MA 02420-0519

Charles Schwab & Co Inc                         221,588.5370             11.77 %
Special Custody Acct for the Benefit of Cut
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

Trustees of the Supreme Council                 150,162.5690              7.98 %
501C3
P.O. Box 519
Lexington, MA 02420-0519


WHG INCOME OPPORTUNITY FUND

SHAREHOLDER                                   NUMBER OF SHARES           PERCENT
-----------                                   ----------------           -------
Benefit Trust Company Cust                    7,800,937.1480             90.76 %
FBO PHH Investments, LTD
5901 College Blvd., Suite 100
Overland Park, KS  66211-1834

TCTCO C/O Westwood Trust                        518,037.1280              6.03 %
200 Crescent Court, Ste 1200
Dallas, TX  75201-1807


WHG BALANCED FUND

SHAREHOLDER                                   NUMBER OF SHARES           PERCENT
-----------                                   ----------------           -------
TCTCO C/O Westwood Trust                        552,080.5620             95.82 %
200 Crescent Court, Ste 1200
Dallas, TX  75201-1807


WHG SMALLCAP VALUE FUND*

SHAREHOLDER                                   NUMBER OF SHARES           PERCENT
-----------                                   ----------------           -------
N/A

WHG ALLCAP VALUE FUND*

SHAREHOLDER                                   NUMBER OF SHARES           PERCENT
-----------                                   ----------------           -------
N/A

* THE WHG SMALLCAP FUND AND THE WHG ALLCAP FUND HAVE NOT COMMENCED OPERATIONS AS OF THE PERIOD INDICATED AND THEREFORE DO NOT HAVE ANY PERSONS AS RECORD OWNERS OF 5% AND 25% OR MORE OF THE SHARES OF THE FUNDS.

The Funds believe that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.

                              APPENDIX A - RATINGS

                                     RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

         - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located is not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                APPENDIX B -PROXY VOTING POLICIES AND PROCEDURES

                            WESTWOOD MANAGEMENT CORP.
                    POLICIES AND PROCEDURES FOR PROXY VOTING

POLICY

Westwood has engaged ISS (Institutional Shareholder Services) for assistance with the proxy voting process for our clients. ISS is a leading provider of corporate governance and proxy voting services. Their main objective is to assist institutional investors by researching the financial implications of proxy proposals and by casting votes that will enhance and protect shareholder returns. In most cases, we agree with the recommendations of ISS, however, ballots are reviewed bi-monthly by our analysts and we may choose to vote differently than ISS if we believe it in the best interest of our clients.

PROCEDURES

With respect to proxy record keeping, Westwood maintains complete files for all clients. These files include a listing of all proxy material sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A summary of voting is sent to each client on an annual basis.

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.       AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

         o An auditor has a financial interest in or association with the company, and is therefore not independent

         o        Fees for non-audit services are excessive, or

         o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.       SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

         o It is intended for financing purposes with minimal or no dilution to current shareholders

         o It is not designed to preserve the voting power of an insider or significant shareholder

9.       EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

         o        Historic trading patterns

         o        Rationale for the repricing

         o        Value-for-value exchange

         o        Option vesting

         o        Term of the option

         o        Exercise price

         o        Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

         o        Purchase price is at least 85 percent of fair market value

         o        Offering period is 27 months or less, and

         o        Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.      SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                            PART C: OTHER INFORMATION
                         POST-EFFECTIVE AMENDMENT NO. 96

ITEM 23. EXHIBITS:

(a)(1) Agreement and Declaration of Trust to The Advisors' Inner Circle Fund (the "Registrant") dated July 18, 1991, as amended and restated February 18, 1997, is incorporated herein by reference to exhibit (1)(b) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on February 27, 1997.

(b)(1) Registrant's Amended and Restated By-Laws are incorporated herein by reference to Exhibit (b)(2) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on June 22, 2001.

(c)               Not Applicable.

(d)(1) Investment Advisory Agreement between the Registrant and HGK Asset Management, Inc. dated August 15, 1994 is incorporated herein by reference to exhibit (5)(e) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on February 28, 1996.

(d)(2) Expense Limitation Agreement dated March 1, 2007 between the Registrant and HGK Asset Management, Inc. is filed herewith.

(d)(3) Investment Advisory Agreement between the Registrant and AIG Capital Management Corp. is incorporated herein by reference to exhibit (5)(f) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on February 27, 1997.

(d)(4) Assignment and Assumption Agreement between AIG Capital Management Corp. and AIG Global Investment Corp. dated December 31, 2003 is incorporated herein by reference to exhibit (d)(31) of Post-Effective Amendment No. 69 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on March 1, 2004.

(d)(5) Investment Advisory Agreement between the Registrant and First Manhattan Co. dated May 3, 1995 is incorporated herein by reference to exhibit (5)(g) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on February 28, 1996.

(d)(6) Amended and Restated Schedule dated May 19, 1998 to the Investment Advisory Agreement dated May 3, 1995 between the Registrant and First Manhattan Co. is incorporated herein by reference to exhibit (d)(9) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on May 21, 1998.

(d)(7) Investment Advisory Agreement dated March 15, 1999 between the Registrant and LSV Asset Management, is incorporated herein by reference to exhibit (d)(8) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on June 22, 2001.

(d)(8) Schedule to the Investment Advisory Agreement between the Registrant and LSV Asset Management, to be filed by amendment.

(d)(9) Investment Advisory Agreement dated June 1, 2001 between the Registrant and Prospect Asset Management is incorporated herein by reference to exhibit (d)(13) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on June 22, 2001.

(d)(10) Expense Limitation Agreement dated March 1, 2005, between the Registrant and Prospect Asset Management, Inc. is incorporated herein by reference to exhibit (h)(48) of Post-Effective Amendment No. 80 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on February 28, 2005.

(d)(11) Investment Advisory Agreement dated August 13, 2001 between the Registrant and Synovus Funds Investment Advisors is incorporated herein by reference to exhibit (d) of Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on November 5, 2001.

(d)(12) Investment Sub-Advisory Agreement dated August 13, 2001 between the Registrant, Synovus Funds Investment Advisors and Steinberg Priest Capital Management, Co. (now, Steinberg Priest & Sloane Capital Management, LLC), Inc. is incorporated herein by reference to exhibit (d)(1) of Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on November 5, 2001.

(d)(13) Amendment dated May 18, 2004 to the Investment Sub-Advisory Agreement dated August 13, 2001 between the Registrant, Synovus Investment Advisors, Inc. and Steinberg Priest & Sloane Capital Management, LLC is incorporated herein by reference to exhibit (d)(33) of Post-Effective Amendment No. 75 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on June 17, 2004.

(d)(14) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Acadian Asset Management, Inc. is incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on August 30, 2002.

(d)(15) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Analytic Investors, Inc. is incorporated herein by reference to exhibit (d)(12) of Post-Effective Amendment No. 90 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on April 26, 2006.

(d)(16) Investment Advisory Agreement dated June 24, 2002, between the Registrant and Cambiar Investors LLC is incorporated herein by reference to exhibit (d)(19) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on August 30, 2002.

(d)(17) Amended Schedule dated August 31, 2004 to the Investment Advisory Agreement dated June 24, 2002 between the Registrant and Cambiar Investors LLC is incorporated herein by reference to exhibit (d)(35) of Post-Effective Amendment No. 78 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on December 23, 2004.

(d)(18) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Investment Counselors of Maryland, LLC is incorporated herein by reference to exhibit (d)(23) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on August 30, 2002.

(d)(19) Investment Advisory Agreement dated June 24, 2002 between the Registrant and C.S. McKee, L.P. is incorporated herein by reference to exhibit (d)(24) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on August 30, 2002.

(d)(20) Investment Advisory Agreement dated June 24, 2002, between the Registrant and Rice Hall James & Associates is incorporated herein by reference to exhibit (d)(25) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on August 30, 2002.

(d)(21) Amended Schedule dated July 31, 2004 to the Investment Advisory Agreement dated June 24, 2002 between the Registrant and Rice Hall James & Associates, LLC is incorporated herein by reference to exhibit (d)(34) of Post-Effective Amendment No. 78 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on December 23, 2004.

(d)(22) Expense Limitation Agreement dated March 1, 2007 between the Registrant and Rice Hall James & Associates, LLC, is filed herewith.

(d)(23) Investment Advisory Agreement dated June 24, 2002 between the Registrant and Thompson, Siegel & Walmsley, Inc. is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on August 30, 2002.

(d)(24) Investment Advisory Agreement dated September 3, 2002 between the Registrant and Commerce Capital Markets, Inc. is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on December 9, 2002.

(d)(25) Amended Schedule A to the Investment Advisory Agreement dated September 3, 2002 between the Registrant and Commerce Capital Markets, Inc., is incorporated herein by reference to exhibit
                  (d)(24) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on January 12, 2007.

(d)(26) Investment Advisory Agreement dated March 1, 2003 between the Registrant and National City Investment Management Co. (now Allegiant Asset Management Co.) is incorporated herein by reference to exhibit (d)(31) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on April 30, 2003.

(d)(27) Investment Advisory Agreement between the Registrant and Fiduciary Management Associates, LLC, to be filed by amendment.

(d)(28) Investment Advisory Agreement dated May 16, 2003 between the Registrant and CB Investment Managers, LLC is incorporated herein by reference to exhibit (d)(32) of Post-Effective Amendment No. 72 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on April 29, 2004.

(d)(29) Investment Advisory Agreement dated May 28, 2004 between the Registrant and Haverford Investment Management, Inc. is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 79 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on February 25, 2005.

(d)(30) Expense Limitation Agreement dated March 1, 2007 between the Registrant and Haverford Investment Management, Inc. is filed herewith.

(d)(31) Investment Advisory Agreement dated December 16, 2005 between the Registrant and Westwood Management Corp, is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on February 28, 2006.

(d)(32) Schedule A dated December 16, 2005 as amended August 8, 2006 to the Investment Advisory Agreement dated December 16, 2005 between the Registrant and Westwood Management Corp, is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 93 (File No. 33-42484), filed with the SEC on September 8, 2006.

(d)(33) Investment Advisory Agreement dated February 27, 2006 between the Registrant and Edgewood Management LLC, is incorporated herein by reference to exhibit (d)(33) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on January 12, 2007.

(d)(34) Expense Limitation Agreement dated February 28, 2007 between the Registrant and Edgewood Management LLC, relating to the Edgewood Growth Fund, is filed herewith.

(e)(1) Distribution Agreement dated November 14, 1991, between the Registrant and SEI Financial Services Company dated August 8, 1994, as amended and restated, is incorporated herein by reference to exhibit (6) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on February 28, 1996.

(e)(2) Distribution Agreement between the Registrant and SEI Investments Distribution Co. dated November 14, 1991, as amended and restated, is incorporated herein by reference to exhibit (e)(4) of Post-Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on February 28, 2003.

(e)(3) Amended and Restated Sub-Distribution and Servicing Agreement between SEI Investments Company and AIG Equity Sales Corporation is incorporated herein by reference to exhibit
                  (6)(c) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on February 27, 1998.

(e)(4) Form of Amended Sub-Distribution and Servicing Agreement between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to exhibit (e)(4) of Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on February 28, 2006.

(f)               Not Applicable.

(g)(1) Custodian Agreement dated August 12, 1991 between the Registrant and CoreStates Bank N.A. is incorporated herein by reference to exhibit (6) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on February 27, 1997.

(g)(2) Amendment dated May 21, 2001 to the Custodian Agreement dated August 12, 1991 between the Registrant and First Union National Bank (now, Wachovia Bank, National Association) is incorporated herein by reference to exhibit (g)(4) of Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on June 14, 2002.

(g)(3) Amended Fee Schedule dated February 18, 2004 to the Custodian Agreement dated August 12, 1991 between the Registrant and Wachovia Bank, National Association is incorporated herein by reference to exhibit (g)(7) of Post-Effective Amendment No. 69 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on March 1, 2004.

(g)(4) Amendment and Assignment dated August 8, 2006 of the Custodian Agreement dated August 12, 1991, as amended May 21, 2001, between the Registrant and Wachovia Bank, National Association, assigning the Custodian Agreement to U.S. Bank National Association, is incorporated herein by reference to exhibit (g)(5) of Post-Effective Amendment No. 92 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on August 28, 2006.

(g)(5) Custodian Agreement dated June 26, 2001 between the Registrant and Union Bank of California, N.A. is incorporated herein by reference to exhibit (g)(3) of Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on June 14, 2002.

(g)(6) Custody Agreement dated February 3, 2003 between the Registrant and National City Bank is incorporated herein by reference to exhibit (g)(5) of Post-Effective Amendment No. 66 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on April 30, 2003.

(g)(7) Amended Fee Schedule dated February 19, 2003 to the Custody Agreement dated February 3, 2003 between the Registrant and National City Bank is incorporated herein by reference to exhibit (g)(6) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on December 29, 2003.

(h)(1) Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to exhibit (h)(50) of Post-Effective Amendment No. 62 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on February 28, 2003.

(h)(2) Consent to Assignment and Assumption of Administration Agreement dated June 1, 1996 between the Registrant and SEI Financial Management Corporation (now, SEI Investments Global Funds Services) is incorporated herein by reference to exhibit
                  (9)(f) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on February 27, 1997.

(h)(3) Amendment dated April 1, 2006 to Amended and Restated Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the LSV Value Equity Fund, is incorporated herein by reference to exhibit
                  (h)(28) of Post-Effective Amendment No. 91 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on June 7, 2006.

(h)(4) Administration Agreement dated August 20, 1999 between the Registrant, LSV Asset Management, Fidelity Brokerage Services, Inc., and National Financial Services Corporation, is incorporated herein by reference to exhibit (h)(16) of Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on February 25, 2000.

(h)(5) Amended Schedule to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investment Global Fund Services, relating to the LSV Conservative Value Equity Fund and the LSV Conservative Core Equity Fund, to be filed by amendment.

(h)(6) Amendment and Schedule thereto dated September 1, 2005 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the HGK Equity Value Fund, is incorporated herein by reference to exhibit
                  (h)(38) of Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on February 28, 2006.

(h)(7) Schedule dated May 21, 2001 to the Administration Agreement dated November 14, 1991, as amended and restated May 17, 1994, between the Registrant and SEI Fund Resources (now SEI Investments Global Funds Services), relating to the Japan Smaller Companies Fund, is incorporated herein by reference to exhibit (h)(27) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on June 22, 2001.

(h)(8) Schedule dated August 13, 2001 to the Administration Agreement dated November 14, 1991, as amended and restated May 17, 1994, between the Registrant and SEI Investments Mutual Funds Services (now SEI Investments Global Funds Services), relating to the Synovus Funds, is incorporated herein by reference to exhibit (h)(56) of Post-Effective Amendment No. 72 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on April 29, 2004.

(h)(9) Schedule dated February 20, 2002 to the Administration Agreement dated November 14, 1991, as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services (now SEI Investments Global Funds Services), relating to the TS&W Portfolios, is incorporated herein by reference to exhibit (h)(32) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on August 30, 2002.

(h)(10) Schedule dated February 20, 2002 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services (now SEI Investments Global Funds Services), relating to the ICM Small Company Portfolio, is incorporated herein by reference to exhibit (h)(33) of Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on June 14, 2002.

(h)(11) Schedule dated February 20, 2002 to the Administration Agreement dated November 14, 1991, as amended and restated May 17, 1994, between the Registrant and SEI Investments Mutual Funds Services (now SEI Investments Global Funds Services), relating to the Analytic Portfolios, is incorporated herein by reference to exhibit (h)(34) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on August 30, 2002.

(h)(12) Schedule dated February 20, 2002 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services (now SEI Investments Global Funds Services), relating to the FMA Small Company Portfolio, is incorporated herein by reference to exhibit (h)(37) of Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on June 14, 2002.

(h)(13) Schedule dated February 20, 2002 to the Administration Agreement dated November 14, 1991, as amended and restated May 17, 1994, between the Registrant and SEI Investments Mutual Funds Services (now SEI Investments Global Funds Services), relating to the Acadian Emerging Markets Portfolio, is incorporated herein by reference to exhibit (h)(40) of Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on June 14, 2002.

(h)(14) Schedule dated February 20, 2002 to the Administration Agreement dated November 14, 1991, as amended and restated May 17, 1994, between the Registrant and SEI Investments Mutual Funds Services (now SEI Investments Global Funds Services), relating to the McKee International Equity Portfolio, is incorporated herein by reference to exhibit (h)(41) of Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on June 14, 2002.

(h)(15) Amendment and Attachment 1 dated November 29, 2006 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Commerce Funds, is incorporated herein by reference to exhibit (h)(16) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on January 12, 2007.

(h)(16) Schedule dated February 19, 2003 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the CB Core Equity Fund, is incorporated herein by reference to exhibit (h)(61) of Post-Effective Amendment No. 67 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on August 28, 2003.

(h)(17) Schedule dated February 18, 2004 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Haverford Quality Growth Stock Fund, is incorporated herein by reference to exhibit (d)(32) of Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on March 17, 2004.

(h)(18) Amendment and Attachment 1 thereto dated June 30, 2004 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Cambiar Funds, is incorporated herein by reference to exhibit (h)(58) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on August 27, 2004.

(h)(19) Amendment and Schedule thereto dated July 30, 2004 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Rice Hall James Funds, is incorporated herein by reference to exhibit
                  (h)(59) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on August 27, 2004.

(h)(20) Amendment and Attachment 1 dated May 20, 2005 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to AIG Money Market Fund, is incorporated herein by reference to exhibit
                  (h)(49) of Post-Effective Amendment No. 83 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on August 29, 2005.

(h)(21) Amendment and Attachment 1 thereto dated July 1, 2005 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the FMC Select and FMC Strategic Value Funds, is incorporated herein by reference to exhibit (h)(48) of Post-Effective Amendment No. 83 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on August 29, 2005.

(h)(22) Amendment and Attachment 1 dated September 7, 2006 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the WHG Funds, is incorporated herein by reference to exhibit (h)(25) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on January 12, 2007.

(h)(23) Amendment and Attachment 1 dated January 27, 2006 to the Administration Agreement dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, relating to the Edgewood Growth Fund, is incorporated herein by reference to exhibit
                  (h)(26) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on January 12, 2007.

(h)(24) Amendment dated August 18, 1999 to the Operating Agreement dated January 5, 1996 between the Registrant, LSV Asset Management and Charles Schwab & Co., Inc., relating to the LSV Value Equity Fund, is incorporated herein by reference to exhibit (h)(18) of Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on February 25, 2000.

(h)(25) Transfer Agency and Services Agreement dated October 1, 2000 between the Registrant and Forum Shareholder Services, LLC (now Citigroup Global Fund Services, LLC), is incorporated herein by reference to exhibit (h)(21) of Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on December 13, 2000.

(h)(26) Schedule dated October 23, 2002 to the Transfer Agency and Services Agreement dated October 1, 2000 between the Registrant and Forum Shareholder Services (now Citigroup Global Fund Services, LLC), relating to Commerce Bank, is incorporated herein by reference to exhibit (h)(46) of Post-Effective Amendment No. 59 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on December 9, 2002.

(h)(27) AML Delegation Amendment dated May 20, 2003 to the Transfer Agency and Services Agreement dated October 1, 2000 as amended and restated February 21, 2001 between the Registrant and Forum Shareholder Services, LLC (now Citigroup Global Fund Services, LLC) is incorporated herein by reference to exhibit
                  (h)(64) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on December 29, 2003.

(h)(28) Transfer Agency and Service Agreement dated January 15, 2003 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit (h)(62) of Post-Effective Amendment No. 67 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on August 28, 2003.

(h)(29) AML Delegation Amendment dated May 20, 2003 to the Transfer Agency and Service Agreement dated January 15, 2003 between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit (h)(65) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on December 29, 2003.

(h)(30) Transfer Agency Agreement dated February 5, 2004 between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(54) of Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on March 17, 2004.

(h)(31) Transfer Agency Agreement between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to exhibit
                  (h)(42) of Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on February 28, 2006.

(h)(32) Shareholder Servicing Agreement, relating to the the AIG Money Market Fund, is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on February 27, 1998.

(h)(33) Shareholder Services Agreement, relating to the Commerce Funds, is incorporated herein by reference to exhibit (h)(55) of Post-Effective Amendment No. 72 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on April 29, 2004.

(h)(34) Shareholder Services Plan, relating to the Commerce Funds, is filed herewith.

(h)(35) Shareholder Services Plan, relating to the Cambiar Opportunity Fund and the Cambiar International Fund, is incorporated herein by reference to exhibit (m)(6) of Post-Effective Amendment No. 71 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on April 16, 2004.

(h)(36) Shareholder Services Plan, relating to the Edgewood Growth Fund, is incorporated herein by reference to exhibit (h)(42) of Post-Effective Amendment No. 89 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on April 14, 2006.

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(j)(1) Consent of independent registered public accounting firm, Ernst & Young LLP, is filed herewith.

(j)(2) Consent of independent registered public accounting firm, Pricewaterhouse Coopers LLP, is filed herewith.

(k)               Not Applicable.

(l)               Not Applicable.

(m)(1) Distribution Plan dated August 8, 1994 as revised August 14, 2000 is incorporated herein by reference to exhibit (m) of Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on December 13, 2000.

(m)(2) Amended Schedule dated February 22, 2006 to the Distribution Plan dated August 8, 1994, as amended August 14, 2000, is filed herewith.

(m)(3) Distribution Plan dated September 17, 2002 and Schedule A dated September 12, 2002, as amended May 18, 2004, is incorporated herein by reference to exhibit (m)(6) of Post-Effective Amendment No. 74 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on June 1, 2004.

(m)(4) Amended Schedule dated May 18, 2004 to the Distribution Plan dated September 17, 2002, is incorporated herein by reference to exhibit (m)(8) of Post-Effective Amendment No. 78 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on December 23, 2004.

(m)(5) Distribution and Shareholder Servicing Plan dated August 13, 2001, relating to the Synovus Funds, is incorporated herein by reference to exhibit (m)(7) of Post-Effective Amendment No. 77 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on October 21, 2004.

(m)(6) Amended Schedule A, as amended November 16, 2004, to the Distribution and Shareholder Servicing Plan dated August 13, 2001, relating to the Synovus Funds and Analytic Defensive Equity Fund, is incorporated herein by reference to exhibit
                  (m)(7) of Post-Effective Amendment No. 78 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on December 23, 2004.

(n)(1) Amended and Restated Rule 18f-3 Plan (including Schedules and Certificates of Class Designation) for the Registrant dated November 2004, is incorporated herein by reference to exhibit
                  (o) of Post-Effective Amendment No. 78 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on December 23, 2004.

(n)(2) Schedule and Certificate of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Plan, relating to the WHG Funds, is incorporated herein by reference to exhibit
                  (n)(2) of Post-Effective Amendment No. 92 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on August 28, 2006.

(n)(3) Schedule and Certificates of Class Designation to the Registrant's Amended and Restated Rule 18f-3 Plan, relating to the Edgewood Growth Fund, are incorporated herein by reference to exhibit (n)(4) of Post-Effective Amendment No. 90 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on April 14, 2006.

(n)(4) Amended Schedule S to the Registrant's Amended and Restated Rule 18f-3 Plan, relating to the Commerce Funds, is incorporated herein by reference to exhibit (n)(4) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on January 12, 2007.

(o)               Not Applicable.

(p)(1) Code of Ethics of the Registrant is incorporated herein by reference to exhibit (p)(10) of Post-Effective Amendment No. 28 to The Advisors' Inner Circle Fund II's Registration Statement on Form N-1A (File No. 33-50718), filed with the SEC on May 31, 2000.

(p)(2) HGK Asset Management, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(6) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on July 17, 2000.

(p)(3) LSV Asset Management, L.P. (now, LSV Asset Management) Code of Ethics is incorporated herein by reference to exhibit (p)(9) of Post-Effective Amendment No. 33 to SEI Institutional Managed Trust's Registration Statement on Form N-1A (File No. 33-9504), filed with the SEC on July 3, 2000.

(p)(4) Prospect Asset Management, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(11) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on June 22, 2001.

(p)(5) Steinberg Asset Management, LLC Revised Code of Ethics dated November 2005, is incorporated herein by reference to exhibit
                  (p)(5) of Post-Effective Amendment No. 92 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on August 28, 2006.

(p)(6) Analytic Investors, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(16) of Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on April 3, 2002.

(p)(7) Cambiar Investors, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(17) of Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on April 3, 2002.

(p)(8) Investment Counselors of Maryland, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(21) of Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on April 3, 2002.

(p)(9) C.S. McKee, LLP Code of Ethics is incorporated herein by reference to exhibit (p)(22) of Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on April 3, 2002.

(p)(10) Thompson, Siegel & Walmsley, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(25) of Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on April 3, 2002.

(p)(11) Revised First Manhattan Co. Code of Ethics is incorporated herein by reference to exhibit (p)(30) of Post-Effective Amendment No. 69 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on March 1, 2004.

(p)(12) Haverford Investment Management, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(28) of Post-Effective Amendment No. 74 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on June 1, 2004.

(p)(13) Revised AIG Global Investment Corp. Code of Ethics is incorporated herein by reference to exhibit (p)(29) of Post-Effective Amendment No. 67 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on August 28, 2003.

(p)(14) Fiduciary Management Associates Code of Ethics is incorporated herein by reference to exhibit (p)(25) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on August 27, 2004.

(p)(15) Revised Rice Hall James & Associates, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(27) of Post-Effective Amendment No. 76 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on August 27, 2004.

(p)(16) CB Investment Managers, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(29) of Post Effective Amendment No. 79 to the Registrant's Registration Statement on Form N1-A (File No. 33-42484), filed with the SEC on October 21, 2004.

(p)(17) Acadian Asset Management, Inc. Code of Ethics dated February 1, 2005, is incorporated herein by reference to exhibit
                  (p)(25) of Post Effective Amendment No. 79 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on February 25, 2005.

(p)(18) Revised Synovus Investment Advisors, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(24) of Post-Effective Amendment No. 83 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on August 29, 2005.

(p)(19) Westwood Management Corp. Revised Code of Ethics is filed herewith.

(p)(20) Edgewood Management Company (now, Edgewood Management LLC) Code of Ethics dated October 4, 2005, is incorporated herein by reference to exhibit (p)(26) of Post-Effective Amendment No. 86 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on November 18, 2005.

(p)(21) Revised Allegiant Asset Management Company (formerly, National City Investment Management Company) Code of Ethics dated January 2006 is incorporated herein by reference to exhibit
                  (p)(24) of Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on February 28, 2006.

(p)(22) Revised SEI Investments Global Funds Services Code of Ethics dated January 2006 is incorporated herein by reference to exhibit (p)(25) of Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the SEC on February 28, 2006.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 25.  INDEMNIFICATION:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a)(1) to the Registrant's Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS:

Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of each Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

ACADIAN ASSET MANAGEMENT, INC.

Acadian Asset Management, Inc. is the investment adviser to the Acadian Emerging Markets Portfolio. The principal address of Acadian Asset Management, Inc. is One Post Office Square, 20th Floor, Boston, Massachusetts 02109.


---------------------------------------- -------------------------------------- --------------------------------------
           NAME AND POSITION                                                               CONNECTION WITH
        WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY                      OTHER COMPANY

---------------------------------------- -------------------------------------- --------------------------------------
Gary Leonard Bergstrom - Chairman,                        --                                     --
Director & Treasurer
---------------------------------------- -------------------------------------- --------------------------------------
Ronald Dickson Frashure - President &                     --                                     --
Director
---------------------------------------- -------------------------------------- --------------------------------------
Churchill Gibson Franklin - Executive                     --                                     --
Vice President & Director
---------------------------------------- -------------------------------------- --------------------------------------
John Robert Chisholm - Executive Vice                     --                                     --
President & Director
---------------------------------------- -------------------------------------- --------------------------------------
Barry Bennett White - Clerk                         Foley Hoag LLP                             Partner
---------------------------------------- -------------------------------------- --------------------------------------
Scott Francis Powers - Member of            Old Mutual U.S. Holdings, Inc.                       CEO
Acadian's board of directors
---------------------------------------- -------------------------------------- --------------------------------------

AIG GLOBAL INVESTMENT CORP.

AIG Global Investment Corp. is the investment adviser for the AIG Money Market Fund. The principal address of AIG Global Investment Corp. is 70 Pine Street, New York, New York 10270.


------------------------------------- ------------------------------------------ -------------------------------------
         NAME AND POSITION                                                                 CONNECTION WITH
      WITH INVESTMENT ADVISER                   NAME OF OTHER COMPANY                       OTHER COMPANY

------------------------------------- ------------------------------------------ -------------------------------------
Win Jay Neuger                        American International Group, Inc.         Executive Vice President and Chief
Director,                                                                        Investment Officer
Chairman of Board of Directors and
Chief Executive Officer               AIG Global Asset Management Holdings       Director/Chief Executive
                                      Corp.                                      Officer/Chairman of Board
                                                                                 of Directors

                                      AIG Global Investment Fund Management      Director
                                      Ltd.

                                      AIG Global Investment Corp. (Europe), Ltd  Director
------------------------------------- ------------------------------------------ -------------------------------------


George Coheleach                      American International Group, Inc.         Assistant Treasurer
Portfolio Manager
------------------------------------- ------------------------------------------ -------------------------------------
Mark P. Gross                         N/A                                        N/A
Managing Director
------------------------------------- ------------------------------------------ -------------------------------------
Richard W. Scott                      AIG Global Asset Management Holdings       Director
Director and                          Corp.
Senior Managing Director
------------------------------------- ------------------------------------------ -------------------------------------
Richard Biegen                        AIG Global Asset Management Holdings       Managing Director
Managing Director and                 Corp.
Director of Global Compliance
------------------------------------- ------------------------------------------ -------------------------------------
Erik Mogavero                         AIG Global Asset Management Holdings       Managing Director
Managing Director and                 Corp.
Chief Compliance Officer
------------------------------------- ------------------------------------------ -------------------------------------

ALLEGIANT ASSET MANAGEMENT CO.

Allegiant Asset Management Co. is the investment adviser to the UA S&P 500 Index Fund. The principal address of Allegiant Asset Management Co. is 200 Public Square, 5th Floor, Cleveland, Ohio 44114.

---------------------------------------------- ----------------------------------------- -----------------------------

              NAME AND POSITION                         NAME OF OTHER COMPANY                  CONNECTION WITH
           WITH INVESTMENT ADVISER                                                              OTHER COMPANY

---------------------------------------------- ----------------------------------------- -----------------------------
John G. Abunassar, Director, President  and               National City Bank                       Officer
CEO
---------------------------------------------- ----------------------------------------- -----------------------------
Kathleen T. Barr, Director and Senior                     National City Bank                       Officer
Managing Director
                                                                                           Chief Compliance Officer
                                                                                           and Chief Administrative
                                                           Allegiant Funds                         Officer
---------------------------------------------- ----------------------------------------- -----------------------------
Andrew G. Harding, Director                                       -                                   -
---------------------------------------------- ----------------------------------------- -----------------------------
Gordon A. Johnson, Director                                       -                                   -
---------------------------------------------- ----------------------------------------- -----------------------------
Joseph C. Penko, Director and Treasurer                   National City Bank                       Officer
---------------------------------------------- ----------------------------------------- -----------------------------
Anthony Cipiti, Jr., Secretary                            National City Bank                       Officer
---------------------------------------------- ----------------------------------------- -----------------------------

ANALYTIC INVESTORS, INC.

Analytic Investors, Inc. is the investment adviser to the Analytic Global Long-Short Fund, and the Analytic Short Term Income Fund. The principal address of Analytic Investors, Inc. is 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071.


----------------------------------------- ------------------------------------- --------------------------------------
           NAME AND POSITION                                                               CONNECTION WITH
        WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY                      OTHER COMPANY

----------------------------------------- ------------------------------------- --------------------------------------

Dr. Roger Glen Clarke, Chairman           Ensign Peak Advisors                  President (September 1997 - present)
                                          Bonneville Holding Corporation        Director (January 2000  - present)
                                          Deseret Trust Company                 Director (September 1996 - present)
                                                                                Director (March 2006 - present)
                                          Deseret Mutual Benefit                Investment Committee Member
                                          Administrators                        (September 1996 - present)
----------------------------------------- ------------------------------------- --------------------------------------
Harindra de Silva, Director and           Analytic US Market Neutral, Ltd.      Director (01/1999 - present)
President                                 Analytic US Market Offshore Master,   Director (11/2000 - present)
                                          Ltd.
                                          Analytic US Market Neutral Offshore   Director (05/2002 - present)
                                          II, Ltd.
                                          Analytic US Market Neutral Offshore   Director (05/2002 - present)
                                          Master II, Ltd.
                                          Analytic US Market Neutral Offshore   Director (03/2004 - present)
                                          M, Ltd.
                                          Analytic Japanese Equity Market       Director (11/2004 - present)
                                          Neutral Offshore, Ltd.
                                          Analytic Japanese Equity Market       Director (11/2004 - present)
                                          Neutral Offshore Master, Ltd.
                                          Analytic Market Neutral V-6, Ltd.     Director (04/2005 - present)
                                          Analytic Global Opportunity Fund I,   Director (04/2005 - present)
                                          Ltd.
----------------------------------------- ------------------------------------- --------------------------------------
Marie Nastasi Arlt, Director,             Analytic US Market Neutral            Director (11/2001 - present)
Treasurer, Vice President, Chief          Offshore, Ltd.
Operating Officer and Corporate           Analytic US Market Neutral Offshore   Director (05/2002 - present)
Secretary                                 II, Ltd.
                                          Analytic US Market Neutral Offshore   Director (03/2004 - present)
                                          M, Ltd.
                                          Analytic US Market Neutral Offshore   Director (04/2005 - present)
                                          Master, Ltd.
                                          Analytic US Market Neutral Offshore   Director (04/2005 - present)
                                          Master II, Ltd.
                                          Analytic Japanese Equity Market       Director (11/2004 - present)
                                          Neutral Offshore, Ltd.
                                          Analytic Japanese Equity Market       Director (11/2004 - present)
                                          Neutral Offshore Master, Ltd.
                                          Analytic Market Neutral V-6, Ltd.     Director (04/2005 - present)
                                          Analytic Global Opportunity Fund I,   Director (04/2005 - present)
                                          Ltd.
----------------------------------------- ------------------------------------- --------------------------------------
Scott F. Powers, Director                 Old Mutual US Holdings, Inc.          Chief Executive Officer (September
                                                                                2001 - present)
                                          Old Mutual Asset Managers (US) LLC    Chief Executive Officer (September
                                                                                2001 - present)
----------------------------------------- ------------------------------------- --------------------------------------

CAMBIAR INVESTORS LLC

Cambiar Investors LLC is the investment adviser to the Cambiar Opportunity Fund, the Cambiar International Equity Fund and the Cambiar Conquistador Fund. The principal address of Cambiar Investors LLC is 2401 East Second Street, Suite 400, Denver, Colorado 80206.

------------------------------------------- ----------------------------------- --------------------------------------
            NAME AND POSITION                                                              CONNECTION WITH
         WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY                     OTHER COMPANY

------------------------------------------- ----------------------------------- --------------------------------------
Brian M. Barish, President, Director                        --                                   --
Research
------------------------------------------- ----------------------------------- --------------------------------------
Nancy H. Wigton, Principal, Director                        --                                   --
Marketing
------------------------------------------- ----------------------------------- --------------------------------------
Michael J. Gardner, Principal                      Mountain States Bank         Board of Directors - effective April
                                                                                                2002
------------------------------------------- ----------------------------------- --------------------------------------
Maria L. Azari, Principal                                   --                                   --
------------------------------------------- ----------------------------------- --------------------------------------
Anna A. Aldrich, Principal                                  --                                   --
------------------------------------------- ----------------------------------- --------------------------------------
Christine M. Simon, Vice President,                         --                                   --
Director Operations & Finance
------------------------------------------- ----------------------------------- --------------------------------------

CB INVESTMENT MANAGERS, LLC

CB Investment Managers, LLC is the investment adviser to the CB Core Equity Fund. The principal address of CB Investment Managers, LLC is 300 West Vine Street, Lexington, Kentucky 40507.

---------------------------------------------- ----------------------------------------- -----------------------------

              NAME AND POSITION                         NAME OF OTHER COMPANY                  CONNECTION WITH
           WITH INVESTMENT ADVISER                                                              OTHER COMPANY

---------------------------------------------- ----------------------------------------- -----------------------------
Timothy D. fyffe, Officer                                Central Bank & Trust               Senior Vice President

---------------------------------------------- ----------------------------------------- -----------------------------
Kathy Wilson Gibson, Officer                             Central Bank & Trust                   Vice President
---------------------------------------------- ----------------------------------------- -----------------------------

COMMERCE CAPITAL MARKETS, INC.

Commerce Capital Markets, Inc. is the investment adviser to the Commerce Capital Government Money Market Fund, the Commerce Capital Treasury Obligations Money Market Fund, and the Commerce Capital Institutional Select Government Money Market Fund. The principal address of Commerce Capital Markets, Inc. is One Commerce Square, 2005 Market Street, Suite 200 Philadelphia, Pennsylvania 19103.


--------------------------------------- --------------------------------------- --------------------------------------
          NAME AND POSITION                                                                CONNECTION WITH
       WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY                       OTHER COMPANY

--------------------------------------- --------------------------------------- --------------------------------------
Stanley A. Gregor, CEO/President        Commerce Capital Investments, Inc       CEO/President
--------------------------------------- --------------------------------------- --------------------------------------
Terrence J. Malloy, Director            Commerce Capital Investments, Inc       Director
--------------------------------------- --------------------------------------- --------------------------------------
Marc A. Rubinsohn, Accounting           Commerce Capital Investments, Inc       Accounting Manager/FINOP
Manager/FINOP
--------------------------------------- --------------------------------------- --------------------------------------
Maria F. Lutzker, Chief Compliance      Commerce Capital Investments, Inc       Chief Compliance Officer
Officer
--------------------------------------- --------------------------------------- --------------------------------------

C.S. MCKEE, L.P.

C.S. McKee, L.P. is the investment adviser to the McKee International Equity Portfolio. The principal address of C.S. McKee, L.P. is One Gateway Center, Pittsburgh, Pennsylvania 15222.

------------------------------------------- ---------------------------------------- -------------------------------------
            NAME AND POSITION                                                                  CONNECTION WITH
         WITH INVESTMENT ADVISER                     NAME OF OTHER COMPANY                      OTHER COMPANY

------------------------------------------- ---------------------------------------- -------------------------------------
Eugene M. Natali, President, CEO                              --                                      --
------------------------------------------- ---------------------------------------- -------------------------------------
Gregory M. Melvin, EVP, CIO                 Dartmouth Capital Advisor's Inc.                      President
------------------------------------------- ---------------------------------------- -------------------------------------
Norman S. Allan, EVP                                          --                                      --
------------------------------------------- ---------------------------------------- -------------------------------------
Lloyd F. Stamy, Jr., SVP                                      --                                      --
------------------------------------------- ---------------------------------------- -------------------------------------
Joseph A. Buongiorno, SVP                                     --                                      --
------------------------------------------- ---------------------------------------- -------------------------------------
Boyd M. Hanson, SVP                                           --                                      --
------------------------------------------- ---------------------------------------- -------------------------------------
Jack P. White, VP                                             --                                      --
------------------------------------------- ---------------------------------------- -------------------------------------
Brian S. Allen, SVP                                           --                                      --
------------------------------------------- ---------------------------------------- -------------------------------------
Bryan R. Johanson, SVP                                        --                                      --
------------------------------------------- ---------------------------------------- -------------------------------------
Suda Vatsan, VP                                               --                                      --
------------------------------------------- ---------------------------------------- -------------------------------------
Robert A. McGee, SVP                                          --                                      --
------------------------------------------- ---------------------------------------- -------------------------------------
Mark Gensheimer, SVP                                          --                                      --
------------------------------------------- ---------------------------------------- -------------------------------------
Christy S. Brenza, VP                                         --                                      --
------------------------------------------- ---------------------------------------- -------------------------------------
William J. Andrews, SVP                                       --                                      --
------------------------------------------- ---------------------------------------- -------------------------------------
Eugene M. Natali, Jr.                                         --                                      --
Marketing & Client Service Rep.
------------------------------------------- ---------------------------------------- -------------------------------------
Ulf A. Skreppen, CCO, Operations Manager                      --                                      --
------------------------------------------- ---------------------------------------- -------------------------------------

EDGEWOOD MANAGEMENT LLC

Edgewood Management LLC is the investment adviser for the Edgewood Growth Fund. The principal address of Edgewood Management LLC is 350 Park Avenue, 18th Floor, New York, New York 10022-6057.

---------------------------------------- ----------------------------------------- ------------------------------------
           NAME AND POSITION                                                                 CONNECTION WITH
        WITH INVESTMENT ADVISER                   NAME OF OTHER COMPANY                       OTHER COMPANY

---------------------------------------- ----------------------------------------- ------------------------------------
Alan Whitman Breed, President, &              EMC Longboat Key Partners LLC                  Managing Member
Managing Member of the Board of                 EMC Tidemark Partners LLC                    Managing Member
Managers                                          Rockridge Partners LP                   President & Principal
---------------------------------------- ----------------------------------------- ------------------------------------
Donna Marie Colon, Secretary & Member
of the Board of Managers

---------------------------------------- ----------------------------------------- ------------------------------------
Fausto Rotundo, Chief Financial                    Kozmo Properties LLC                         President
Officer, Chief Compliance Officer &
Member of the Board of Managers
---------------------------------------- ----------------------------------------- ------------------------------------
Alex Manouchehr Farman-Farmaian, Vice
Chairman & Member of the Board of
Managers

---------------------------------------- ----------------------------------------- ------------------------------------
Peter Howard Jennison, Member of the
Board of Managers

---------------------------------------- ----------------------------------------- ------------------------------------
Kevin Ryan Seth, Member of the Board
of Managers


---------------------------------------- ----------------------------------------- ------------------------------------
Nicholas Andrew Stephens, Member of
the Board of Managers

---------------------------------------- ----------------------------------------- ------------------------------------
Lawrence Gardiner Creel, Member of the             Hydrogenica Partners                   Advisory Board Member
Board of Managers
---------------------------------------- ----------------------------------------- ------------------------------------
James William Carrier, Member of the
Board of Managers
---------------------------------------- ----------------------------------------- ------------------------------------

FIDUCIARY MANAGEMENT ASSOCIATES, LLC

Fiduciary Management Associates, LLC is the investment adviser to the FMA Small Company Portfolio. The principal address of Fiduciary Management Associates, LLC is 55 West Monroe Street, Suite 2550, Chicago, Illinois 60603.

---------------------------------------- -------------------------------------- --------------------------------------
           NAME AND POSITION                                                               CONNECTION WITH
        WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY                      OTHER COMPANY

---------------------------------------- -------------------------------------- --------------------------------------
Kathryn A. Vorisek, Senior Managing                       --                                     --
Director
---------------------------------------- -------------------------------------- --------------------------------------
Ophelia Barsketis, Managing Director      Cashmere Linen Home Collection LLC                Owner, Member
---------------------------------------- -------------------------------------- --------------------------------------
Frederick M. Devlin, Managing Director                    --                                     --
---------------------------------------- -------------------------------------- --------------------------------------
David J. Meyer, Managing Director           Security Traders Association of                   President
                                                        Chicago

                                          Institutional Investor Trader Forum           Advisory Board Member

---------------------------------------- -------------------------------------- --------------------------------------
Lloyd J. Spicer, Managing Director                        --                                     --
---------------------------------------- -------------------------------------- --------------------------------------
Andrew S. Hadland, Senior Director                        --                                     --
---------------------------------------- -------------------------------------- --------------------------------------
Leo Harmon, Senior Director                           CFA Chicago                           Board Member
---------------------------------------- -------------------------------------- --------------------------------------
Candice Melcher, Senior Director                          --                                     --
---------------------------------------- -------------------------------------- --------------------------------------
Anne T. Durkin, Director                                  --                                     --
---------------------------------------- -------------------------------------- --------------------------------------
Dan Dutile, Director

---------------------------------------- -------------------------------------- --------------------------------------
Nancy A. Fisher, Director                                 --                                     --
---------------------------------------- -------------------------------------- --------------------------------------
Greeta E. Hootman, Director                               --                                     --
---------------------------------------- -------------------------------------- --------------------------------------

FIRST MANHATTAN CO.

First Manhattan Co. is the investment adviser for the FMC Select Fund and FMC Strategic Value Fund. The principal address of First Manhattan Co. is 437 Madison Avenue, New York, New York 10022.


---------------------------------------- -------------------------------------- ---------------------------------------
           NAME AND POSITION                                                               CONNECTION WITH
        WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY                      OTHER COMPANY

---------------------------------------- -------------------------------------- ---------------------------------------
David Sanford Gottesman, Senior                Berkshire Hathaway, Inc.               Member, Board of Directors
Managing Director
---------------------------------------- -------------------------------------- ---------------------------------------
Daniel Rosenbloom, Senior Managing                        --                                      --
Director
---------------------------------------- -------------------------------------- ---------------------------------------
Jack H. Varon, Senior Managing Director                   --                                      --
---------------------------------------- -------------------------------------- ---------------------------------------
Allan Howard Glick, Senior Managing                       --                                      --
Director
---------------------------------------- -------------------------------------- ---------------------------------------
Bernard C. Groveman, Senior Managing                      --                                      --
Director
---------------------------------------- -------------------------------------- ---------------------------------------
Charles M. Rosenthal, Senior Managing                     --                                      --
Director
---------------------------------------- -------------------------------------- ---------------------------------------
David M. Manischewitz, Senior Managing                    --                                      --
Director
---------------------------------------- -------------------------------------- ---------------------------------------
Arthur Joel Stainman, Senior Managing            Ark Restaurants Corp.                Member, Board of Directors
Director
---------------------------------------- -------------------------------------- ---------------------------------------
John R. Loomis, Senior Managing                           --                                      --
Director
---------------------------------------- -------------------------------------- ---------------------------------------
Michael P. Helmick, Senior Managing                       --                                      --
Director
---------------------------------------- -------------------------------------- ---------------------------------------
Robert W. Gottesman, Chief Executive                      --                                      --
Officer and Senior Managing Director
---------------------------------------- -------------------------------------- ---------------------------------------
A. Byron Nimocks, III, Senior Managing                    --                                      --
Director
---------------------------------------- -------------------------------------- ---------------------------------------
Neal K. Stearns, Senior Managing                          --                                      --
Director, Chief Legal Officer and
Chief Compliance Officer
---------------------------------------- -------------------------------------- ---------------------------------------
Carrol A. Muccia, Jr., Senior Managing                    --                                      --
Director
---------------------------------------- -------------------------------------- ---------------------------------------
Richard A. Pearl, Senior Managing                         --                                      --
Director
---------------------------------------- -------------------------------------- ---------------------------------------
Keith B. Josephson, Senior Managing                       --                                      --
Director
---------------------------------------- -------------------------------------- ---------------------------------------
William F. Guardenier, Senior Managing                    --                                      --
Director
---------------------------------------- -------------------------------------- ---------------------------------------
Todd W. Green, Senior Managing Director                   --                                      --
---------------------------------------- -------------------------------------- ---------------------------------------
Samuel Flug Colin, Senior Managing                        --                                      --
Director
---------------------------------------- -------------------------------------- ---------------------------------------
Jay Vodofsky, Senior Managing Director                    --                                      --
---------------------------------------- -------------------------------------- ---------------------------------------
Cheryl M. Kallem, Senior Managing                         --                                      --
Director, Chief Financial Officer and
co-Chief Compliance Officer
---------------------------------------- -------------------------------------- ---------------------------------------
Edward I. Lefferman, Senior Managing                      --                                      --
Director
---------------------------------------- -------------------------------------- ---------------------------------------

HAVERFORD INVESTMENT MANAGEMENT, INC.

Haverford Investment Management, Inc. is the investment adviser for the Haverford Quality Growth Stock Fund. The principal address of Haverford Investment Management, Inc. is Three Radnor Corporate Center, Suite 450, Radnor, Pennsylvania 19087-4546.


----------------------------------------------- ---------------------------------------- ------------------------------

              NAME AND POSITION                          NAME OF OTHER COMPANY                  CONNECTION WITH
           WITH INVESTMENT ADVISER                                                               OTHER COMPANY

----------------------------------------------- ---------------------------------------- ------------------------------
George Connell,                                       The Haverford Trust Company                Chairman/CEO
Chairman and CEO                                  Haverford Financial Services, Inc.             Chairman/CEO
                                                   Haverford Trust Securities, Inc.                Chairman

----------------------------------------------- ---------------------------------------- ------------------------------
Joseph J. McLaughlin Jr., President and               The Haverford Trust Company                  President
Director                                          Haverford Financial Services, Inc.               President
                                                   Haverford Trust Securities, Inc.        Registered Representative

----------------------------------------------- ---------------------------------------- ------------------------------
Binney H. C. Wietlisbach,                             The Haverford Trust Company          Executive Vice President
Vice President and Director                        Haverford Trust Securities, Inc.              President/CCO
----------------------------------------------- ---------------------------------------- ------------------------------
Henry B. Smith,                                       The Haverford Trust Company               Vice President
Vice President and Director                        Haverford Trust Securities, Inc.        Registered Representative
----------------------------------------------- ---------------------------------------- ------------------------------

HGK ASSET MANAGEMENT, INC.

HGK Asset Management, Inc. is the investment adviser for the HGK Equity Value Fund and the HGK Mid Cap Value Fund. The principal address of HGK Asset Management, Inc. is Newport Tower, 525 Washington Boulevard, Suite 2000, Jersey City, New Jersey 07310.


---------------------------------------- -------------------------------------- --------------------------------------
           NAME AND POSITION                                                               CONNECTION WITH
        WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY                      OTHER COMPANY

---------------------------------------- -------------------------------------- --------------------------------------
Jeffrey Theodore Harris, Chairman and
Chief Executive Officer                                   --                                     --
---------------------------------------- -------------------------------------- --------------------------------------
Arthur Ettore Coia, II,
President and Chief Compliance Officer                    --                                     --
---------------------------------------- -------------------------------------- --------------------------------------
Michael Pendergast, CFA
Chief Investment Officer Managing                         --                                     --
Director Equity Investments
---------------------------------------- -------------------------------------- --------------------------------------
Gregory W. Lobo
Managing Director, Fixed Income                           --                                     --
Investments
---------------------------------------- -------------------------------------- --------------------------------------
Richard J. Bruce                         Bruce Nelson Capital LLP               Chief Investment Officer
Director, International (EAFE)           London, England
Investment Disciplines
---------------------------------------- -------------------------------------- --------------------------------------
Martin J. Maddaloni, Jr.                                  --                                     --
Managing Director,
Sales, Marketing and Client Service
---------------------------------------- -------------------------------------- --------------------------------------
Carol Bandille                                            --                                     --
Managing Director
Office Operations
---------------------------------------- -------------------------------------- --------------------------------------

INVESTMENT COUNSELORS OF MARYLAND, LLC

Investment Counselors of Maryland, LLC is the investment adviser to the ICM Small Company Portfolio. The principal address of Investment Counselors of Maryland, LLC is 803 Cathedral Street, Baltimore, Maryland 21201.

---------------------------------------- --------------------------------------- -------------------------------------
           NAME AND POSITION                                                               CONNECTION WITH
        WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY                      OTHER COMPANY

---------------------------------------- --------------------------------------- -------------------------------------
   Stuart M. Christhilf, III                               --                                     --
   Principal - Director
---------------------------------------- --------------------------------------- -------------------------------------
   Donald J. Hoelting                                      --                                     --
   Principal - Director
---------------------------------------- --------------------------------------- -------------------------------------
   Robert D. McDorman, Jr.
   Principal - Director                                    --                                     --
---------------------------------------- --------------------------------------- -------------------------------------
   Paul L. Borssuck                                        --                                     --
   Principal
---------------------------------------- --------------------------------------- -------------------------------------
   Andrew L. Gilchrist                                     --                                     --
   Principal
---------------------------------------- --------------------------------------- -------------------------------------
   William V. Heaphy

   Principal - Director                                    --                                     --
---------------------------------------- --------------------------------------- -------------------------------------
   Stephen T. Scott

   Principal                                               --                                     --
---------------------------------------- --------------------------------------- -------------------------------------
   Simeon F. Wooten, III
   Principal                                               --                                     --
---------------------------------------- --------------------------------------- -------------------------------------
   Linda L. Rosatelli
   Vice President of Operations and

   Chief Compliance Officer                                --                                     --
---------------------------------------- --------------------------------------- -------------------------------------
   Edward W. Brown, Jr.
   Vice President                                          --                                     --
---------------------------------------- --------------------------------------- -------------------------------------
   Svietlana T. Franke                                     --                                     --
   Vice President
---------------------------------------- --------------------------------------- -------------------------------------
   Wendy E. Brown                                          --                                     --
   Operations Manager
---------------------------------------- --------------------------------------- -------------------------------------
   Kanda K. Harp

   Operations Administrator                                --                                     --
---------------------------------------- --------------------------------------- -------------------------------------
   Caroline N. Johnson

   Marketing Associate                                     --                                     --
---------------------------------------- --------------------------------------- -------------------------------------
   Daisy Vega-Galarza

   Portfolio Accountant                                    --                                     --
---------------------------------------- --------------------------------------- -------------------------------------
   Angela Montgomery

   Marketing Associate                                     --                                     --
---------------------------------------- --------------------------------------- -------------------------------------
   Robert Jacapraro

   Senior Vice President                                   --                                     --
---------------------------------------- --------------------------------------- -------------------------------------
   Gary Merwitz

   Senior Vice President                                   --                                     --
---------------------------------------- --------------------------------------- -------------------------------------
   Vitaly Korchevsky

   Senior Vice President                                   --                                     --
---------------------------------------- --------------------------------------- -------------------------------------
   Thomas Turpin                                                                  Executive Vice President and Chief
   Director of ICM                           Old Mutual (US) Holdings Inc.*               Operating Officer
---------------------------------------- --------------------------------------- -------------------------------------

* Investment Counselors of Maryland, LLC is an affiliate of Old Mutual (US) Holdings Inc.

LSV ASSET MANAGEMENT

LSV Asset Management is the investment adviser for the LSV Value Equity Fund, the LSV Conservative Core Equity Fund and the LSV Conservative Value Equity Fund. The address of LSV Asset Management is 1 North Wacker Drive, Chicago, Illinois 60606.

---------------------------------------- -------------------------------------- --------------------------------------
           NAME AND POSITION                                                               CONNECTION WITH
        WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY                      OTHER COMPANY

---------------------------------------- -------------------------------------- --------------------------------------
Josef Lakonishok, CEO, Portfolio                University of Illinois                  Professor of Finance
Manager
---------------------------------------- -------------------------------------- --------------------------------------
Robert Vishny, Partner, Portfolio                         --                                     --
Manager
---------------------------------------- -------------------------------------- --------------------------------------
Menno Vermeulen, Partner, Portfolio                       --                                     --
Manager
---------------------------------------- -------------------------------------- --------------------------------------
Tremaine Atkinson, Chief Operating                        --                                     --
Officer, Chief Compliance Officer
---------------------------------------- -------------------------------------- --------------------------------------
Christopher LaCroix, Partner, Managing

Director of Business Development                          --                                     --
---------------------------------------- -------------------------------------- --------------------------------------
SEI Funds, Inc., General Partner                          --                                     --
---------------------------------------- -------------------------------------- --------------------------------------

PROSPECT ASSET MANAGEMENT, INC.

Prospect Asset Management, Inc. is the investment adviser to the Japan Smaller Companies Fund. The principal address of Prospect Asset Management, Inc. is 6700 Kalanianaole Highway, Suite 122, Honolulu, Hawaii 96825.


---------------------------------------- -------------------------------------- --------------------------------------
           NAME AND POSITION                                                               CONNECTION WITH
        WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY                      OTHER COMPANY

---------------------------------------- -------------------------------------- --------------------------------------
Robert Priske, Director                            Robert Priske LLC                     Investment Advisor
---------------------------------------- -------------------------------------- --------------------------------------
Daniel Kerrigan, Director, CEO                            --                                     --
---------------------------------------- -------------------------------------- --------------------------------------
Hamilton Smith, Director, CFO                      Prospect Co. Ltd*                          Director
---------------------------------------- -------------------------------------- --------------------------------------
Cheri Nakamura, Director, Operations                      --                                     --
---------------------------------------- -------------------------------------- --------------------------------------

*    Prospect Co. Ltd is the parent company of Prospect Asset Management, Inc.

RICE HALL JAMES & ASSOCIATES, LLC

Rice Hall James & Associates, LLC is the investment adviser to the Rice Hall James Micro Cap Portfolio, Rice Hall James Mid Cap Portfolio and Rice Hall James Small/Mid Cap Portfolio. The principal address of Rice Hall James & Associates is 600 West Broadway, Suite 1000, San Diego, California 92101-3383.

-------------------------------------------- ---------------------------------- --------------------------------------
             NAME AND POSITION                                                             CONNECTION WITH
          WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY                    OTHER COMPANY

-------------------------------------------- ---------------------------------- --------------------------------------
 Thao Buu-Hoan, Partner                                     --                                   --
-------------------------------------------- ---------------------------------- --------------------------------------
 Kevin Hamilton, Partner & President                        --                                   --
-------------------------------------------- ---------------------------------- --------------------------------------
 Charles G. King, Partner                                   --                                   --
-------------------------------------------- ---------------------------------- --------------------------------------
 Thomas McDowell, Partner, Chief                            --                                   --
 Executive Officer  & Chief Investment
 Officer
-------------------------------------------- ---------------------------------- --------------------------------------
 Carl M. Obeck, Partner                                     --                                   --
-------------------------------------------- ---------------------------------- --------------------------------------
 Gary S. Rice, Partner                                      --                                   --
-------------------------------------------- ---------------------------------- --------------------------------------
 Douglas Sheres, Partner                                    --                                   --
-------------------------------------------- ---------------------------------- --------------------------------------
 David P. Tessmer, Partner                                  --                                   --
-------------------------------------------- ---------------------------------- --------------------------------------
 Cara Thome, Partner                                        --                                   --
-------------------------------------------- ---------------------------------- --------------------------------------
 Timothy A. Todaro, Partner
-------------------------------------------- ---------------------------------- --------------------------------------

STEINBERG ASSET MANAGEMENT, LLC

Steinberg Asset Management, LLC is the investment sub-adviser to the Synovus Mid Cap Value Fund. The principal address of Steinberg Asset Management, LLC is 12 East 49th Street, Suite 1202, New York, New York 10017.

---------------------------------------- -------------------------------------- --------------------------------------
   NAME AND POSITION WITH INVESTMENT                                                       CONNECTION WITH
                ADVISER                          NAME OF OTHER COMPANY                      OTHER COMPANY

---------------------------------------- -------------------------------------- --------------------------------------
Michael A. Steinberg                     Michael A. Steinberg & Co., Inc.       President, Secretary, Treasurer and
Managing Member                                                                 Director since 1982-Present
                                         Samco Partners, L.P.                   General Partner since 1986-Present
                                         H/2 Capital Partners                   Advisory Board Member since
                                                                                2004-Present
---------------------------------------- -------------------------------------- --------------------------------------
Steven L. Feld                           Michael A. Steinberg & Co., Inc.       Vice President since 1990-Present
Managing Director, CFO, CCO

---------------------------------------- -------------------------------------- --------------------------------------
Donald Schultheis                                         --                                     --
Managing Director, Marketing
and Client Relationship Manager
---------------------------------------- -------------------------------------- --------------------------------------
William Auslander                              Sandell Asset Management         Managing Director, Portfolio Manager
Managing Director, Portfolio Manager,                                               and Analyst at Sandell Asset
& Analyst                                                                          Management from October 2004 to
                                                                                             March 2006
---------------------------------------- -------------------------------------- --------------------------------------

SYNOVUS INVESTMENT ADVISORS, INC.

Synovus Investment Advisors, Inc. is the investment adviser to the Synovus Large Cap Core Equity Fund, Synovus Mid Cap Value Fund, Synovus Intermediate-Term Bond Fund and Synovus Georgia Tax-Free Municipal Bond Fund. The principal address of Synovus Investment Advisors is P.O. Box 120, Columbus, Georgia 31902-0120.


---------------------------------------- -------------------------------------- --------------------------------------
           NAME AND POSITION                                                               CONNECTION WITH
        WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY                      OTHER COMPANY

---------------------------------------- -------------------------------------- --------------------------------------
William H. Roach                                     GLOBALT, Inc.                President/Chief Executive Officer
Director/President /Chief Executive
Officer
---------------------------------------- -------------------------------------- --------------------------------------
Beth E. Burns,                                 Synovus Securities, Inc.                Director of Compliance
Director of Compliance                   Synovus Financial Management Services         Director of Compliance
---------------------------------------- -------------------------------------- --------------------------------------
Megan L. Busby                                       GLOBALT, Inc.                      Senior Vice President
Vice President                                                                            Portfolio Manager
Senior Portfolio Manager
---------------------------------------- -------------------------------------- --------------------------------------
Shirley Cargill                               Synovus Trust Company, N.A.                    Controller
Finance Officer
---------------------------------------- -------------------------------------- --------------------------------------
John G. Gross                                 Synovus Trust Company, N.A.                  Vice-President
Vice-President                                                                        Senior Portfolio Manager
Senior Portfolio Manager
---------------------------------------- -------------------------------------- --------------------------------------
Cyndi A. Helms                                 Synovus Securities, Inc.             Anti-Money Laundering Officer
Chief Compliance Officer
---------------------------------------- -------------------------------------- --------------------------------------
Nathan C. Love                                Synovus Trust Company, N.A.             Assistant Vice President
Investment Officer                                                                        Portfolio Manager
Portfolio Manager I
---------------------------------------- -------------------------------------- --------------------------------------
William N. Price, Jr.                         Synovus Trust Company, N.A.                  Vice President
Vice President                                                                    Senior Regional Portfolio Manager
Senior Portfolio Manager
---------------------------------------- -------------------------------------- --------------------------------------
Mark Robinson Tax Officer                       Synovus Financial Corp.                 Director of Taxation
---------------------------------------- -------------------------------------- --------------------------------------
Matthew D. Weatherly                                 GLOBALT, Inc.                        Portfolio Manager
Investment Officer                                                                         Vice President
Portfolio Manager II
---------------------------------------- -------------------------------------- --------------------------------------
J. Bart Singleton, Director                    Synovus Securities, Inc.                      President
---------------------------------------- -------------------------------------- --------------------------------------
Chris Hohlstein, Director                     Synovus Trust Company, N.A.         Director, Family Asset Management
                                                                                        Senior Vice President
---------------------------------------- -------------------------------------- --------------------------------------
Fredric A. Mann, Director                            GLOBALT, Inc.                     Chief Operating Officer
Chief Operating Officer
---------------------------------------- -------------------------------------- --------------------------------------
Amanda L. Kane                                Synovus Trust Company, N.A.                      Trader
Secretary, Board of Directors
---------------------------------------- -------------------------------------- --------------------------------------

THOMPSON, SIEGEL & WALMSLEY, INC.

Thompson, Siegel & Walmsley, Inc. is the investment adviser to the TS&W Equity Portfolio, TS&W International Equity Portfolio and TS&W Fixed Income Portfolio. The principal address of Thompson, Siegel & Walmsley, Inc. is 6806 Paragon Place, Suite 300, P.O. Box 6883, Richmond, Virginia 23230.


---------------------------------------- -------------------------------------- --------------------------------------
           NAME AND POSITION                                                               CONNECTION WITH
        WITH INVESTMENT ADVISER                  NAME OF OTHER COMPANY                      OTHER COMPANY

---------------------------------------- -------------------------------------- --------------------------------------
Larry E. Gibson,                                          --                                     --
Managing Director, President, Co-CEO
---------------------------------------- -------------------------------------- --------------------------------------
Horace P. Whitworth,                                      --                                     --
Managing Director,  Co-CEO, CFO
---------------------------------------- -------------------------------------- --------------------------------------
H.B. Thomson III, Secretary                               --                                     --
---------------------------------------- -------------------------------------- --------------------------------------
Cheryl Mounce, Treasurer                                  --                                     --
---------------------------------------- -------------------------------------- --------------------------------------
Scott Powers, Director                       Old Mutual Asset Management*                        CEO
---------------------------------------- -------------------------------------- --------------------------------------
Matthew G. Thompson, Chairman of the                      --                                     --
Board
---------------------------------------- -------------------------------------- --------------------------------------

* TS&W is an affiliate of Old Mutual Asset Management.

WESTWOOD MANAGEMENT CORP.

Westwood Management Corp. is the investment adviser for the WHG Income Opportunity Fund, WHG SMidCap Fund, WHG LargeCap Value Fund, WHG SmallCap Value Fund, WHG AllCap Value Fund, and WHG Balanced Fund. The principal address of Westwood Management Corp. is 200 Crescent Court, Suite 1200, Dallas, Texas 75201.


--------------------------------------- ------------------------------------------- ----------------------------------

          NAME AND POSITION                       NAME OF OTHER COMPANY                      CONNECTION WITH
       WITH INVESTMENT ADVISER                                                                OTHER COMPANY

--------------------------------------- ------------------------------------------- ----------------------------------
Susan Byrne                                   Westwood Holdings Group, Inc.*          Chief Investment Officer and
Chief Investment Officer and Chairman                  (NYSE: WHG)                        Chairman of the Board
of the Board
--------------------------------------- ------------------------------------------- ----------------------------------
Brian Casey                                   Westwood Holdings Group, Inc.           President and Chief Executive
President and Chief Executive Officer                  (NYSE: WHG)                        Officer and Director
and Director
                                        ------------------------------------------- ----------------------------------
                                                     Westwood Trust**                    President and Director

--------------------------------------- ------------------------------------------- ----------------------------------
William R. Hardcastle                         Westwood Holdings Group, Inc.*             Chief Financial Officer
Chief Financial Officer                                (NYSE: WHG)
--------------------------------------- ------------------------------------------- ----------------------------------
Sylvia L. Fry                                 Westwood Holdings Group, Inc.*            Chief Compliance Officer
Chief Compliance Officer
--------------------------------------- ------------------------------------------- ----------------------------------
                                                     Westwood Trust**                   Chief Compliance Officer
--------------------------------------- ------------------------------------------- ----------------------------------

* Westwood Management Corp. and Westwood Trust are wholly owned subsidiaries of Westwood Holdings Group, Inc., a publicly traded company on the NYSE (NYSE: WHG).
** Westwood Trust provides trust and custodial services and participation in common trust funds that it sponsors to institutions and high net worth individuals.

ITEM 27.  PRINCIPAL UNDERWRITERS:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

         Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

         SEI Daily Income Trust                                                 July 15, 1982
         SEI Liquid Asset Trust                                                 November 29, 1982
         SEI Tax Exempt Trust                                                   December 3, 1982
         SEI Index Funds                                                        July 10, 1985
         SEI Institutional Managed Trust                                        January 22, 1987
         SEI Institutional International Trust                                  August 30, 1988
         The Advisors' Inner Circle Fund                                        November 14, 1991
         The Advisors' Inner Circle Fund II                                     January 28, 1993
         Bishop Street Funds                                                    January 27, 1995
         SEI Asset Allocation Trust                                             April 1, 1996
         SEI Institutional Investments Trust                                    June 14, 1996
         HighMark Funds                                                         February 15, 1997
         Oak Associates Funds                                                   February 27, 1998
         CNI Charter Funds                                                      April 1, 1999
         iShares Inc.                                                           January 28, 2000
         iShares Trust                                                          April 25, 2000
         JohnsonFamily Funds, Inc.                                              November 1, 2000
         Causeway Capital Management Trust                                      September 20, 2001
         The Japan Fund, Inc.                                                   October 7, 2002
         Barclays Global Investors Funds                                        March 31, 2003
         The Arbitrage Funds                                                    May 17, 2005
         The Turner Funds                                                       January 1, 2006
         ProShares Trust                                                        November 14, 2005
         Community Reinvestment Act Qualified Investment Fund                   January 8. 2007

         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

                           POSITION AND OFFICE                                    POSITIONS AND OFFICES
NAME                       WITH UNDERWRITER                                       WITH REGISTRANT

William M. Doran           Director                                                     --
Edward D. Loughlin         Director                                                     --
Wayne M. Withrow           Director                                                     --
Kevin Barr                 President & Chief Executive Officer                          --
Maxine Chou                Chief Financial Officer & Treasurer                          --
Thomas Rodman              Chief Operations Officer                                     --
John Munch                 General Counsel & Secretary                                  --
Karen LaTourette           Chief Compliance Officer, Anti-Money Laundering
                           Officer & Assistant Secretary                                --
Mark J. Held               Senior Vice President                                        --
Lori L. White              Vice President & Assistant Secretary                         --
Robert Silvestri           Vice President                                               --
John Coary                 Vice President & Assistant Secretary                         --
Michael Farrell            Vice President                                               --
Mark McManus               Vice President                                               --

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS:

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

         (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);
(6); (8); (12); and 31a-1 (d), the required books and records are maintained at the offices of Registrant's custodians:

         First Union National Bank          Union Bank of California, N.A.
         125 Broad Street                   475 Sansome Street
         Philadelphia, Pennsylvania 19109   15th Floor
                                            San Francisco, California 94111

         U.S. Bank, National Association
         800 Nicollett Mall
         Minneapolis, Minnesota 55402-4302

         (b)/(c) With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and
(D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's administrator:

         SEI Investments Global Funds Services
         One Freedom Valley Drive
         Oaks, Pennsylvania 19456

         (c) With respect to Rules 31a-1 (b)(5), (6), (9) and (10) and 31a-1
(f), the required books and records are maintained at the offices of the Registrant's investment advisers:

         Acadian Asset Management, Inc.
         One Post Office Square, 8th Floor
         Boston, Massachusetts 02109

         AIG Global Investment Corp.
         70 Pine Street
         20th Floor
         New York, New York 10270

         Allegiant Asset Management Company
         200 Public Square
         Cleveland, Ohio 44114

         Analytic Investors, Inc.
         500 South Grand Avenue, 23rd Floor
         Los Angeles, California 90071

         Cambiar Investors LLC
         2401 East Second Street, Suite 400
         Denver, Colorado 80206

         CB Investment Managers, LLC
         300 West Vine Street
         Lexington, Kentucky 40507

         Commerce Capital Markets, Inc.
         One Commerce Square
         2005 Market Street, Suite 200
         Philadelphia, Pennsylvania 19103

         C.S. McKee, LLP
         One Gateway Center

         Pittsburgh, Pennsylvania 15222

         Edgewood Management LLC
         305 Park Avenue, 18th Floor
         New York, NY 10022-6057

         Fiduciary Management Associates, LLC
         55 West Monroe Street, Suite 2550
         Chicago, Illinois 60603

         First Manhattan Co.
         437 Madison Avenue
         New York, New York  10022-7022

         Haverford Investment Management, Inc.
         Three Radnor Corporate Center, Suite 450
         Radnor, Pennsylvania 19087-4546

         HGK Asset Management, Inc.
         Newport Tower
         525 Washington Blvd.
         Jersey City, New Jersey 07310

         Investment Counselors of Maryland, LLC
         803 Cathedral Street
         Baltimore, Maryland 21201

         LSV Asset Management
         1 North Wacker Drive
         Chicago, Illinois 60606

         Prospect Asset Management, Inc.
         6700 Kalanianaole Highway
         Suite 122
         Honolulu, Hawaii 96825

         Rice Hall James & Associates
         600 West Broadway, Suite 1000
         San Diego, California 92101-3383

         Steinberg Asset Management, LLC
         12 East 49th Street, Suite 1202
         New York, New York 10017

         Steinberg Asset Management, LLC
         12 East 49th Street
         Suite 1202
         New York, New York 10017

         Synovus Investment Advisors, Inc.
         P.O. Box 23024
         Columbus, Georgia 31902-1313

         Thompson, Siegel & Walmsley, Inc.
         5000 Monument Avenue, P.O. Box 6883
         Richmond, Virginia 23230

         Westwood Management Corp.
         200 Crescent Court

         Suite 1200
         Dallas, Texas 75201

ITEM 29.  MANAGEMENT SERVICES:  None.

ITEM 30.  UNDERTAKINGS:  None.

                                     NOTICE

A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund (the "Trust") is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this registration statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this registration statement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 96 to Registration Statement No. 33-42484 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 28th day of February, 2007.

                                             THE ADVISORS' INNER CIRCLE FUND

                                             By: /S/ JAMES F. VOLK
                                                 ------------------------------
                                                  James F. Volk, President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

         *                        Trustee                   February 28, 2007
---------------------------
Charles E. Carlbom

         *                        Trustee                   February 28, 2007
---------------------------
William M. Doran

         *                        Trustee                   February 28, 2007
---------------------------
Mitchell A. Johnson

         *                        Trustee                   February 28, 2007
---------------------------
Betty L. Krikorian

         *                        Trustee                   February 28, 2007
---------------------------
Robert A. Nesher

         *                        Trustee                   February 28, 2007
---------------------------
Eugene Peters

         *                        Trustee                   February 28, 2007
---------------------------
George J. Sullivan, Jr.

         *                        Trustee                   February 28, 2007
---------------------------
James M. Storey

/S/ JAMES F. VOLK                 President                 February 28, 2007
---------------------------
James F. Volk

         *                        Controller &              February 28, 2007
---------------------------       Chief Financial Officer
Michael Lawson


*By: /S/ JAMES F. VOLK
     ----------------------
         James F. Volk
         Attorney-in-Fact, pursuant to the powers of attorney filed herewith.

                         THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints James F. Volk and James Ndiaye, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's registration statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ MICHAEL LAWSON                               Date:      APRIL 11, 2006
------------------------
Michael Lawson
Controller and Chief Financial Officer

                         THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints James F. Volk and James Ndiaye, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's registration statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ WILLIAM M. DORAN                                         Date: MAY 3, 2006
--------------------------
William M. Doran, Esq.
Trustee

                         THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints James F. Volk and James Ndiaye, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's registration statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ ROBERT A. NESHER                                         Date:
--------------------------
Robert A. Nesher
Trustee

                         THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints James F. Volk and James Ndiaye, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's registration statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ EUGENE B. PETERS                                        Date: 12 APRIL 2006
---------------------------
Eugene B. Peters
Trustee

                         THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints James F. Volk and James Ndiaye, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's registration statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ JAMES M. STOREY                                            Date:
--------------------------
James M. Storey, Esq.
Trustee

                         THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints James F. Volk and James Ndiaye, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's registration statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ GEORGE J. SULLIVAN, JR.                            Date: APRIL 11, 2006
--------------------------------
George J. Sullivan, Jr.
Trustee

                         THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints James F. Volk and James Ndiaye, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's registration statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ CHARLES E. CARLBOM                                      Date: APRIL 11, 2006
--------------------------
Charles E. Carlbom
Trustee

                         THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints James F. Volk and James Ndiaye, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's registration statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ MITCHELL A. JOHNSON                                     Date: 4/11/06
---------------------------
Mitchell A. Johnson
Trustee

                         THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints James F. Volk and James Ndiaye, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's registration statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ BETTY L. KRIKORIAN                                     Date: APRIL 12, 2006
-------------------------
Betty L. Krikorian
Trustee


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



                         THE ADVISORS' INNER CIRCLE FUND
                       THE ADVISORS' INNER CIRCLE FUND II

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the "Trusts"), each a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints James Ndiaye, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to each Trust's registration statement on Form N-1A under the provisions of the Investment Company Act of 1940 and Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/S/ JAMES F. VOLK                                       Date: APRIL 11, 2006
-----------------------
James F. Volk
President

                                  EXHIBIT INDEX

EXHIBIT NO.       EXHIBIT

EX-99.D2 Expense Limitation Agreement dated March 1, 2007 between the Registrant and HGK Asset Management, Inc.

EX-99.D22         Expense Limitation Agreement dated March 1, 2007 between the
                  Registrant and Rice Hall James & Associates, LLC.

EX-99.D30         Expense Limitation Agreement dated March 1, 2007 between the
                  Registrant and Haverford Investment Management, Inc.

EX-99.D34         Expense Limitation Agreement dated February 28, 2007 between the Registrant and Edgewood Management LLC, relating to the Edgewood Growth Fund.

EX-99.H34         Shareholder Services Plan, relating to the Commerce Funds.

EX-99.I           Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP.

EX-99.J1 Consent of independent registered public accounting firm, Ernst & Young LLP.

EX-99.J2 Consent of independent registered public accounting firm, Pricewaterhouse Coopers LLP.

EX-99.M2 Amended Schedule dated February 22, 2006 to the Distribution Plan dated August 8, 1994, as amended August 14, 2000.

EX-99.P19         Westwood Management Corp. Revised Code of Ethics.


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